UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2020

Financial Square FundsSM
Federal Instruments
Government
Money Market
Prime Obligations
Treasury Instruments
Treasury Obligations
Treasury Solutions

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Administration, Capital, Cash Management, Drexel Hamilton Class, Preferred, Premier, Resource, Service, Class R6 and Select shareholders or 800-526-7384 for Class A and Class C shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Investment Objective and Principal Investment Strategies

Each of the Goldman Sachs Financial Square Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Prime Obligations Fund and the Goldman Sachs Money Market Fund pursue this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). They may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Treasury Obligations Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos collateralized by U.S. Treasury obligations. The Goldman Sachs Treasury Instruments Fund pursues the investment objective by investing only in U.S. Treasury obligations, the interest from which is generally exempt from state income taxation. The Goldman Sachs Treasury Solutions Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos with the Federal Reserve Bank of New York collateralized by U.S. Treasury obligations. The Goldman Sachs Government Fund pursues the investment objective by investing only in U.S. government securities and repos collateralized by such securities. The Goldman Sachs Federal Instruments Fund pursues the investment objective by investing only in U.S. government securities, the interest from which is generally exempt from state income taxation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	The Reporting Period was dominated by the emergence of COVID-19 and the subsequent fiscal and monetary responses of governments and central banks around the world. Uncertainty and volatility drove investors into what they considered safe, liquid assets, such as government money market funds.

When the Reporting Period began in September 2019, the Federal Reserve (“Fed”) held a dovish monetary policy stance. (Dovish tends to imply lower interest rates; opposite of hawkish.) Labor force participation had increased, and the U.S. employment rate had dropped to a 50-year low of 3.5% in September. At both their September and October policy meetings, Fed policymakers lowered the targeted federal funds (“fed funds”) rate, by 25 basis points on each occasion, to a range of between 1.50% and 1.75% by the end of 2019. (A basis point is 1/100th of a percentage point.) In December, the Fed indicated its existing monetary policy was sufficient to support sustained expansion of U.S. economic activity, strong labor market conditions and inflation nearing its 2% target. The median projection of the Fed’s Open Market Committee indicated that policymakers expected to keep the fed funds rate on hold until 2021. In early 2020, however, the spread of COVID-19 caused a sharp decline in U.S. economic activity and a corresponding surge in job layoffs, with the unemployment rate reaching a post-World War II high of 14.7% during April. Conditions had deteriorated in the financial markets during February and March, leading the Fed to begin purchases of U.S. Treasury securities and agency mortgage-backed securities as it sought to ensure smooth market functioning. In March, over the course of two meetings, Fed officials lowered the fed funds rate to a range of between 0% and 0.25%, which many observers expected to remain unchanged until policymakers were confident the U.S. economy had weathered the repercussions of COVID-19 and was back on track toward the Fed’s maximum employment and price stability goals.

In the money markets, overnight interest rates spiked in September 2019 amid significant volatility, which the Fed later attributed to “a large drop in reserves due to the corporate tax date and increases in net Treasury issuance.” To improve liquidity conditions, the Fed began buying

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PORTFOLIO RESULTS

U.S. Treasury securities and repurchase agreements (“repos”) in the open market. During the spring of 2020, due to renewed liquidity pressures in the money markets, the Fed began offering large-scale overnight and term repo operations, established temporary U.S. dollar liquidity swap lines with other central banks and instituted a temporary repo facility for non-U.S. monetary authorities. (U.S. dollar liquidity swap lines allow the Fed to offer liquidity in U.S. dollars to other central banks so they can deliver funding to institutions in their jurisdictions during times of market stress.)

Investments in money market funds increased substantially during the Reporting Period, rising from $3.3 trillion in September 2019 to $4.5 trillion in August 2020, according to iMoneyNet. Much of the increase occurred from March 2020 onward, as the COVID-19 pandemic extended its reach globally. In particular, investments in government money market funds rose significantly, as demand increased for perceived safe-haven, liquid assets.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields fell during the Reporting Period, driven by the decrease in money market yields, which occurred primarily because of the economic and market factors discussed above. The money market yield curve was inverted at the beginning of the Reporting Period, but subsequently steepened as economic stress increased and the Fed cut the fed funds rate. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

During the Reporting Period, the Funds’ positioning along the money market yield curve and in specific securities was predicated on market expectations that interest rates would remain low and Fed monetary policy would stay accommodative.

Q	How did you manage the Funds during the Reporting Period?

A	Collectively, the Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, time deposits, certificates of deposit, floating rate securities, repos, government guaranteed paper, municipal securities and variable rate demand notes during the Reporting Period.

In our commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we maintained rather stable weighted average maturities of between 28 and 49 days during the Reporting Period. In our government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund), the weighted average maturities of the Goldman Sachs Financial Square Government Fund and the Goldman Sachs Treasury Obligations Fund were 20 days and 22 days, respectively, when the Reporting Period began. We maintained their weighted average maturities in a range of between 36 and 49 days from September through December 2019. In January 2020, we shortened their weighted average maturities to 10 days and five days, respectively. From February through the end of the Reporting Period, we extended their weighted average maturities to a range of between 38 and 53 days. For the Goldman Sachs Financial Square Treasury Solutions Fund, we maintained a rather stable weighted average maturity in a range of between 36 and 60 days throughout the Reporting Period. In our government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Treasury Instruments Fund), we maintained rather stable weighted average maturities of between 33 and 60 days. The Funds’ investments were focused on government agency repos, U.S. Treasury securities, certificate of deposits and U.S. Treasury repos during the Reporting Period. Over the course of the Reporting Period, the Funds increased their holdings of U.S. Treasury securities. Duration management and duration positioning continued to play key roles in our management of the Funds. (Duration is a measure of the Funds’ sensitivity to changes in interest rates).

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Funds, taking into consideration any available maturity shortening features.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the Funds below 115 days. In our commercial paper strategies, we managed the Funds’ weighted average

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PORTFOLIO RESULTS

life in a range between approximately 40 and 93 days. In our government repo strategies, we managed the Funds’ weighted average life in a range between approximately 57 and 120 days. In our government non-repo strategies, we managed the Funds’ weighted average life in a range between approximately 82 and 118 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements. More specifically, as the Fed held the fed funds rate near zero, we focused on attractive carry opportunities and opportunities to extend the weighted average maturities of the Funds by making direct purchases of government securities, such as U.S. Treasuries. In our view, government securities offered a better relative value than repos. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return.)

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected that interest rates would remain low in the near term and that the Fed was ready to respond to market conditions as the U.S. and its economy recover from the COVID-19 pandemic. Even as consumption and household spending gradually picked up, we believed the Fed’s monetary policy would remain accommodative against the backdrop of a weak labor market and fragile economic growth, especially as a full recovery is likely to be dependent on a successful vaccine. In the short term, we saw the push for vaccine development and the November U.S. elections as major drivers of this outlook, and we were closely monitoring both situations and their potential impact on fiscal and monetary policy moving forward.

Overall, the Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

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PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

∎	Federal Instruments Fund

∎	Government Fund

∎	Treasury Instruments Fund

∎	Treasury Obligations Fund

∎	Treasury Solutions Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

INSTITUTIONAL MONEY MARKET FUNDS

∎	Money Market Fund

∎	Prime Obligations Fund

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4

FUND BASICS

Financial Square Funds

as of August 31, 2020

PERFORMANCE REVIEW[1,2]

September 1, 2019– August 31, 2020	Fund Total Return (based on NAV)[4] Institutional Shares	SEC 7-Day Current Yield[5]	iMoneyNet Institutional Average[6]

Federal Instruments	0.99%	0.03%	0.82%[7]
Government	0.97	0.02	0.82	[7]
Money Market[3]	1.25	0.07	1.05	[8]
Prime Obligations[3]	1.28	0.05	1.05	[8]
Treasury Instruments	0.95	0.00	0.79	[9]
Treasury Obligations	0.94	0.01	0.80	[10]
Treasury Solutions	0.96	0.00	0.80	[10]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Treasury Obligations, Money Market, Treasury Instruments and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), the Prime Obligations Fund offers ten separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource and Drexel Hamilton Class), and the Government Fund offers thirteen separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Drexel Hamilton Class, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional, Drexel Hamilton Class, and Class R6 Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/ or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	For the period from September 1, 2019 to September 12, 2019, the investment adviser implemented a voluntary temporary fee waiver equal annually to 0.04% of the average daily net assets of the Financial Square Prime Obligations Fund and Financial Square Money Market Fund. On September 13, 2019, the investment adviser reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.03% of the average daily net assets for both Funds.

On March 19, 2020, the investment adviser increased the voluntary temporary fee waiver equal annually to 0.16% of the average daily net assets of the Financial Square Prime Obligations Fund. This voluntary temporary fee waiver was removed on April 3, 2020. On March 19, 2020, the investment adviser increased the voluntary temporary fee waiver equal annually to 0.16% of the average daily net assets of the Financial Square Money Market Fund. This voluntary temporary fee waiver was removed on April 27, 2020.

[4]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[5]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[6]	Source: iMoneyNet, Inc. August 2020. The iMoneyNet Institutional Average represents total return.

[7]	Government & Agencies Institutional–Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[8]	First Tier Institutional–Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[9]	Treasury Institutional–Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[10]	Treasury & Repo Institutional–Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

5

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1,2] AS OF 8/31/20

Funds	7-Day Dist. Yield[11]	SEC 7-Day Effective Yield[12]	30-Day Average Yield[13]	Weighted Avg. Maturity (days)[14]	Weighted Avg. Life (days)[15]

Federal Instruments	0.04%	0.03%	0.06%	44	101
Government	0.03	0.02	0.08	53	100
Money Market	0.07	0.07	0.11	38	40
Prime Obligations	0.13	0.05	0.15	43	43
Treasury Instruments	0.01	0.00	0.02	46	113
Treasury Obligations	0.02	0.01	0.06	53	113
Treasury Solutions	0.01	0.00	0.02	46	113

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[11]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[12]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[13]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[14]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[15]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[16]

As of August 31, 2020

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit	—	—	—	0.7%	—	—	—

Certificates of Deposit - Eurodollar	—	—	0.3%	—	—	—	—

Certificates of Deposit - Yankeedollar	—	—	4.3	5.5	—	—	—

Commercial Paper & Corporate Obligations	—	—	19.0	24.4	—	—	—

Repurchase Agreements	—	27.7%	12.4	13.1	—	22.4%	—

Time Deposits	—	—	12.6	6.6	—	—	—

U.S. Government Agency Obligations	40.2%	16.1	0.2	0.3	—	—	—

U.S. Treasury Obligations	60.8	56.9	30.8	34.1	102.4%	75.3%	100.0%

Variable Rate Municipal Debt Obligations	—	—	7.7	8.8	—	—	—

Variable Rate Obligations	—	—	13	6.8	—	—	—

[16]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[17]

As of August 31, 2019

Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions

Certificates of Deposit	—	—	1.6%	1.8%	—	—	—

Certificates of Deposit - Eurodollar	—	—	7.1	—	—	—	—

Certificates of Deposit - Yankeedollar	—	—	10.7	10.3	—	—	—

Commercial Paper & Corporate Obligations	—	—	25.2	28.1	—	—	—

Fixed Rate Municipal Debt Obligations	—	—	1.7	3.2	—	—	—

Repurchase Agreements	—	64.9%	22.8	24.0	—	68.0%	—

Time Deposits	—	—	11.1	9.5	—	—	—

U.S. Government Agency Obligations	81.9%	16.1	—	0.1	—	—	—

U.S. Treasury Obligations	18.1	18.5	1.1	1.0	101.1%	30.0	104.2%

Variable Rate Municipal Debt Obligations	—	—	1.6	2.0	—	—	—

Variable Rate Obligations	—	—	21.3	21.9	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 40.2%
Federal Farm Credit Bank (1 Mo. LIBOR – 0.05%)
$3,400,000	0.119	%(a)	01/13/21	$3,399,950
Federal Farm Credit Bank (1 Mo. LIBOR + 0.03%)
8,200,000	0.192	(a)	09/15/21	8,199,830
Federal Farm Credit Bank (1 Mo. LIBOR + 0.09%)
1,100,000	0.254	(a)	09/13/21	1,100,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.10%)
2,000,000	0.283	(a)	12/23/21	2,000,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.13%)
1,300,000	0.287	(a)	11/05/21	1,300,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.07%)
300,000	0.232	(a)	07/02/21	300,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.13%)
200,000	0.235	(a)	11/12/20	200,004
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
300,000	0.250	(a)	04/23/21	300,000
70,000,000	0.251	(a)	04/18/22	70,000,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.21%)
47,115,000	0.310	(a)	03/17/22	47,132,056
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.25%)
19,000,000	0.355	(a)	02/22/22	19,025,458
Federal Farm Credit Bank (FEDL01 + 0.10%)
1,250,000	0.190	(a)	12/16/20	1,249,964
Federal Farm Credit Bank (FEDL01 + 0.12%)
2,200,000	0.210	(a)	04/23/21	2,200,000
3,000,000	0.205	(a)	02/14/22	3,000,000
Federal Farm Credit Bank (FEDL01 + 0.15%)
3,400,000	0.235	(a)	01/21/21	3,399,973
Federal Farm Credit Bank (FEDL01 + 0.17%)
5,400,000	0.260	(a)	01/13/22	5,399,456
Federal Farm Credit Bank (FEDL01 + 0.20%)
4,600,000	0.290	(a)	11/29/21	4,599,949
Federal Farm Credit Bank (FEDL01 + 0.21%)
3,100,000	0.300	(a)	12/13/21	3,099,684
Federal Farm Credit Bank (Prime Rate – 2.80%)
2,700,000	0.450	(a)	11/23/21	2,702,338
Federal Farm Credit Bank (Prime Rate – 2.87%)
2,000,000	0.380	(a)	02/07/22	1,999,711
Federal Farm Credit Bank (Prime Rate – 2.93%)
1,200,000	0.320	(a)	11/06/20	1,200,000
Federal Farm Credit Bank (Prime Rate – 2.94%)
900,000	0.310	(a)	02/26/21	900,000
1,500,000	0.310	(a)	11/08/21	1,500,000
Federal Farm Credit Bank (Prime Rate – 2.95%)
3,000,000	0.300	(a)	03/15/21	3,000,000
Federal Farm Credit Bank (Prime Rate – 2.96%)
3,500,000	0.290	(a)	03/29/21	3,500,000
2,700,000	0.290	(a)	12/13/21	2,699,828
Federal Farm Credit Bank (Prime Rate – 2.97%)
2,300,000	0.285	(a)	04/08/21	2,300,000
Federal Farm Credit Bank (Prime Rate – 2.98%)
300,000	0.270	(a)	11/12/20	299,971
1,800,000	0.275	(a)	02/26/21	1,800,000
Federal Farm Credit Bank (Prime Rate – 3.01%)
3,900,000	0.240	(a)	02/25/21	3,899,906
Federal Farm Credit Bank (Prime Rate – 3.02%)
4,200,000	0.234	(a)	01/13/22	4,200,000

U.S. Government Agency Obligations – (continued)
Federal Farm Credit Bank (Prime Rate – 3.05%)
5,000,000	0.200	(a)	08/13/21	4,992,817
Federal Farm Credit Bank (SOFR + 0.12%)
900,000	0.210	(a)	03/18/21	900,000
Federal Farm Credit Bank (SOFR + 0.13%)
1,200,000	0.220	(a)	02/11/22	1,200,000
Federal Farm Credit Bank (SOFR + 0.18%)
8,600,000	0.270	(a)	01/14/22	8,588,024
Federal Farm Credit Bank (SOFR + 0.28%)
35,000,000	0.370	(a)	10/01/21	35,000,000
Federal Home Loan Bank
7,800,000	0.610		09/01/20	7,800,000
35,000,000	0.940		09/02/20	34,999,106
20,000,000	0.459		09/09/20	19,998,000
230,000,000	0.077		09/16/20	229,992,717
290,000,000	0.097		10/09/20	289,970,919
50,000,000	0.089		10/23/20	49,993,644
110,000,000	0.105		10/28/20	109,982,061
91,000,000	0.095		10/30/20	90,986,130
78,000,000	0.113		11/12/20	77,982,684
60,000,000	0.110		11/13/20	59,986,860
17,200,000	0.530		03/15/21	17,151,553
20,000,000	0.356		03/16/21	19,961,889
Federal Home Loan Bank (1 Mo. LIBOR + 0.02%)
1,600,000	0.198	(a)	03/24/21	1,600,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.04%)
1,600,000	0.223	(a)	06/24/21	1,600,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.07%)
10,850,000	0.219	(a)	10/07/20	10,850,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.08%)
4,600,000	0.241	(a)	03/19/21	4,600,000
Federal Home Loan Bank (SOFR + 0.02%)
100,000,000	0.110	(a)	02/12/21	100,000,000
Federal Home Loan Bank (SOFR + 0.03%)
7,800,000	0.123	(a)	10/21/20	7,800,000
Federal Home Loan Bank (SOFR + 0.04%)
2,600,000	0.125	(a)	10/13/20	2,600,000
Federal Home Loan Bank (SOFR + 0.12%)
2,600,000	0.210	(a)	02/28/22	2,600,000
Federal Home Loan Bank (SOFR + 0.17%)
12,300,000	0.260	(a)	07/21/22	12,300,000
Federal Home Loan Bank (SOFR + 0.21%)
13,000,000	0.300	(a)	09/25/20	13,000,517
Federal Home Loan Bank (SOFR + 0.23%)
40,000,000	0.320	(a)	09/25/20	40,000,000
Federal Home Loan Bank (SOFR + 0.28%)
20,300,000	0.370	(a)	03/25/21	20,300,000
Federal Home Loan Bank (SOFR + 0.29%)
17,500,000	0.380	(a)	10/06/21	17,500,000
Federal Home Loan Bank (SOFR + 0.31%)
75,000,000	0.400	(a)	09/24/21	75,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$1,575,144,999

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 60.8%
United States Treasury Bills
$362,300,000	0.076%		09/03/20	$362,298,490
58,000,000	0.081		09/03/20	57,999,742
300,000	0.092		09/03/20	299,999
26,500,000	0.097		09/03/20	26,499,860
100,000	0.102		09/03/20	99,999
1,400,000	0.103		09/03/20	1,399,992
8,600,000	0.132		09/03/20	8,599,938
2,500,000	1.032		09/03/20	2,499,860
1,000,000	0.081		09/08/20	999,984
400,000	0.137		09/08/20	399,990
4,300,000	0.092		09/10/20	4,299,903
6,400,000	0.097		09/10/20	6,399,848
200,000,000	0.102		09/10/20	199,995,000
5,000,000	0.081		09/15/20	4,999,844
185,100,000	0.086		09/15/20	185,093,882
400,000	0.092		09/15/20	399,986
49,300,000	0.168		09/15/20	49,296,837
25,000,000	0.254		09/15/20	24,997,569
3,550,000	0.086		09/17/20	3,549,866
1,300,000	0.086		09/22/20	1,299,936
2,900,000	0.178		09/22/20	2,899,704
1,000,000	0.178		09/29/20	999,864
7,600,000	0.183		09/29/20	7,598,936
250,000,000	0.092		10/01/20	249,981,250
145,000,000	0.086		10/08/20	144,987,333
400,000	0.173		10/08/20	399,930
77,300,000	0.188		10/08/20	77,285,302
50,000,000	0.102		10/13/20	49,994,167
700,000	0.147		10/13/20	699,882
1,500,000	0.153		10/13/20	1,499,738
22,000,000	0.295		10/15/20	21,992,202
1,050,000	0.153		10/22/20	1,049,777
16,200,000	0.147		10/27/20	16,196,346
3,600,000	0.153		10/27/20	3,599,160
280,000	0.158		10/29/20	279,930
1,400,000	0.133		11/03/20	1,399,680
50,800,000	0.173		11/03/20	50,784,887
1,500,000	0.112		11/10/20	1,499,679
100,000	0.097		11/12/20	99,981
6,100,000	0.107		11/12/20	6,098,719
960,000	0.118		11/19/20	959,756
1,900,000	0.119		11/19/20	1,899,512
2,000,000	0.123		11/19/20	1,999,469
7,900,000	0.102		11/24/20	7,898,157
1,280,000	0.107		11/24/20	1,279,686
1,200,000	0.168		11/24/20	1,199,538
4,400,000	0.178		11/24/20	4,398,203
30,000,000	0.102		11/27/20	29,992,750
800,000	0.107		11/27/20	799,797
30,000,000	0.112		11/27/20	29,992,025
9,000,000	0.112		12/01/20	8,997,498
1,000,000	0.128		12/01/20	999,682
7,400,000	0.102		12/03/20	7,398,088
30,000,000	0.107		12/08/20	29,991,425
29,500,000	0.158		12/08/20	29,487,553
20,000,000	0.112		12/10/20	19,993,889

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
15,000,000	0.158		12/15/20	14,993,219
31,200,000	0.112		12/17/20	31,189,799
25,100,000	0.188		12/17/20	25,086,198
1,470,000	0.132		12/22/20	1,469,405
30,000,000	0.112		12/24/20	29,989,550
2,280,000	0.124		12/29/20	2,279,081
100,000	0.112		12/31/20	99,963
20,000,000	0.112		01/05/21	19,992,300
6,600,000	0.112		01/12/21	6,597,318
51,100,000	0.148		01/14/21	51,072,214
28,000,000	0.122		01/19/21	27,986,933
31,800,000	0.132		01/21/21	31,783,694
20,000,000	0.117		01/26/21	19,990,608
53,800,000	0.132		01/28/21	53,771,053
10,000,000	0.107		02/04/21	9,995,450
50,000,000	0.122		02/11/21	49,972,833
40,000,000	0.122		02/18/21	39,977,333
15,000,000	0.122		02/25/21	14,991,150
40,000,000	0.117	(b)	03/04/21	39,976,744
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
23,600,000	0.150	(a)	10/31/20	23,600,785
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
7,900,000	0.220	(a)	01/31/21	7,900,917
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
14,800,000	0.244	(a)	04/30/21	14,794,352
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
4,300,000	0.259	(a)	01/31/22	4,299,843
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
39,800,000	0.325	(a)	07/31/21	39,824,741
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.30%)
20,600,000	0.405	(a)	10/31/21	20,629,943
United States Treasury Notes
3,900,000	2.750		09/30/20	3,905,219
1,600,000	1.750		11/15/20	1,602,381
5,000,000	2.625		11/15/20	5,014,598
2,000,000	2.750		11/30/20	2,006,527
3,800,000	1.875		12/15/20	3,813,071
6,000,000	2.500		12/31/20	6,026,786
1,200,000	1.375		01/31/21	1,200,009
900,000	2.250		02/15/21	904,688
900,000	3.625		02/15/21	910,267
16,700,000	2.500		02/28/21	16,808,339
3,800,000	2.375		03/15/21	3,820,112

TOTAL U.S. TREASURY OBLIGATIONS				$2,386,341,443

TOTAL INVESTMENTS – 101.0%				$3,961,486,442

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%				(39,650,212)

NET ASSETS – 100.0%				$3,921,836,230

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 16.1%
Federal Farm Credit Bank
$49,500,000	0.347%		01/04/21	$49,441,562
49,500,000	0.357		02/24/21	49,415,300
Federal Farm Credit Bank (1 Mo. LIBOR – 0.05%)
237,200,000	0.119	(a)	01/13/21	237,196,500
Federal Farm Credit Bank (1 Mo. LIBOR + 0.03%)
545,900,000	0.192	(a)	09/15/21	545,888,687
Federal Farm Credit Bank (1 Mo. LIBOR + 0.09%)
85,100,000	0.254	(a)	09/13/21	85,100,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.10%)
191,600,000	0.255	(a)	09/09/21	191,600,000
107,000,000	0.283	(a)	12/23/21	107,000,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.13%)
93,100,000	0.287	(a)	11/05/21	93,100,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.07%)
49,000,000	0.232	(a)	07/02/21	49,000,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.13%)
14,700,000	0.235	(a)	11/12/20	14,700,272
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
29,500,000	0.250	(a)	04/23/21	29,500,000
Federal Farm Credit Bank (FEDL01 + 0.10%)
94,480,000	0.190	(a)	12/16/20	94,477,255
Federal Farm Credit Bank (FEDL01 + 0.12%)
189,100,000	0.205	(a)	02/14/22	189,100,000
Federal Farm Credit Bank (FEDL01 + 0.15%)
261,300,000	0.235	(a)	01/21/21	261,297,967
Federal Farm Credit Bank (FEDL01 + 0.17%)
367,700,000	0.260	(a)	01/13/22	367,662,680
Federal Farm Credit Bank (FEDL01 + 0.20%)
336,800,000	0.290	(a)	11/29/21	336,796,266
Federal Farm Credit Bank (FEDL01 + 0.21%)
217,000,000	0.300	(a)	12/13/21	216,977,905
Federal Farm Credit Bank (Prime Rate – 2.80%)
123,400,000	0.450	(a)	11/23/21	123,506,862
Federal Farm Credit Bank (Prime Rate – 2.87%)
95,500,000	0.380	(a)	02/07/22	95,486,179
Federal Farm Credit Bank (Prime Rate – 2.93%)
197,600,000	0.320	(a)	11/06/20	197,600,000
Federal Farm Credit Bank (Prime Rate – 2.94%)
244,900,000	0.315	(a)	10/30/20	244,900,000
98,300,000	0.310	(a)	02/26/21	98,300,000
117,700,000	0.310	(a)	11/08/21	117,700,000
Federal Farm Credit Bank (Prime Rate – 2.95%)
344,300,000	0.300	(a)	03/15/21	344,300,000
Federal Farm Credit Bank (Prime Rate – 2.96%)
344,300,000	0.290	(a)	03/29/21	344,300,000
193,000,000	0.290	(a)	12/13/21	192,987,722
Federal Farm Credit Bank (Prime Rate – 2.97%)
246,000,000	0.285	(a)	04/08/21	246,000,000
Federal Farm Credit Bank (Prime Rate – 2.98%)
54,000,000	0.270	(a)	11/12/20	53,994,735
188,600,000	0.275	(a)	02/26/21	188,600,000
Federal Farm Credit Bank (Prime Rate – 3.01%)
282,900,000	0.240	(a)	02/25/21	282,893,148
Federal Farm Credit Bank (Prime Rate – 3.02%)
294,000,000	0.234	(a)	01/13/22	294,000,000
Federal Farm Credit Bank (Prime Rate – 3.05%)
245,000,000	0.200	(a)	08/13/21	244,648,025

U.S. Government Agency Obligations – (continued)
Federal Farm Credit Bank (SOFR + 0.12%)
103,300,000	0.210	(a)	03/18/21	103,300,000
Federal Farm Credit Bank (SOFR + 0.18%)
235,600,000	0.270	(a)	01/14/22	235,046,759
Federal Home Loan Bank
480,900,000	0.610		09/01/20	480,900,000
47,000,000	0.377		09/11/20	46,995,169
164,500,000	0.295		09/15/20	164,481,448
1,485,000,000	0.377		09/21/20	1,484,694,750
99,000,000	0.356		03/09/21	98,818,087
155,000,000	0.530		03/09/21	154,576,850
961,200,000	0.530		03/15/21	958,492,620
212,500,000	0.407		03/18/21	212,032,500
Federal Home Loan Bank (1 Mo. LIBOR + 0.02%)
118,200,000	0.198	(a)	03/24/21	118,200,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.04%)
118,200,000	0.223	(a)	06/24/21	118,200,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.07%)
2,842,200,000	0.219	(a)	10/07/20	2,842,200,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.07%)
993,500,000	0.226	(a)	04/01/21	993,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.08%)
492,100,000	0.241	(a)	03/19/21	492,100,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.09%)
481,100,000	0.214	(a)	07/06/21	481,100,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.11%)
240,300,000	0.167	(a)	04/08/21	240,300,000
59,500,000	0.158	(a)	04/09/21	59,500,000
Federal Home Loan Bank (SOFR + 0.02%)
294,000,000	0.110	(a)	12/11/20	294,000,000
Federal Home Loan Bank (SOFR + 0.03%)
583,700,000	0.123	(a)	10/21/20	583,700,000
Federal Home Loan Bank (SOFR + 0.04%)
193,200,000	0.125	(a)	10/13/20	193,199,999
Federal Home Loan Bank (SOFR + 0.17%)
933,500,000	0.260	(a)	07/21/22	933,500,000
Federal Home Loan Bank (SOFR + 0.21%)
582,000,000	0.300	(a)	09/25/20	582,023,159
Federal Home Loan Bank (SOFR + 0.29%)
958,000,000	0.380	(a)	10/06/21	958,000,000
Federal Home Loan Bank (SOFR + 0.30%)
1,400,000,000	0.390	(a)	09/29/21	1,400,000,000
Federal Home Loan Bank (SOFR + 0.35%)
990,000,000	0.440	(a)	09/23/21	990,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.10%)
106,200,000	0.185	(a)	08/19/22	106,200,000
Federal Home Loan Mortgage Corp. (SOFR + 0.29%)
1,490,000,000	0.380	(a)	10/01/21	1,490,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.30%)
3,053,600,000	0.390	(a)	09/24/21	3,053,600,000
500,000,000	0.390	(a)	10/25/21	500,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.31%)
498,000,000	0.400	(a)	01/03/22	498,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.32%)
745,000,000	0.410	(a)	09/27/21	745,000,000
496,500,000	0.410	(a)	09/30/21	496,500,000
Federal National Mortgage Association (SOFR + 0.10%)
117,700,000	0.190	(a)	12/03/21	117,327,006

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – (continued)
Federal National Mortgage Association (SOFR + 0.29%)
$486,900,000	0.380	% (a)	10/04/21	$486,900,000
Federal National Mortgage Association (SOFR + 0.30%)
993,500,000	0.390	(a)	09/24/21	993,500,000
Federal National Mortgage Association (SOFR + 0.34%)
1,789,500,000	0.430	(a)	10/20/21	1,789,500,000
990,725,000	0.430	(a)	12/30/21	990,725,000
993,000,000	0.430	(a)	01/21/22	993,000,000
Federal National Mortgage Association (SOFR + 0.35%)
248,000,000	0.440	(a)	10/15/21	248,000,000
Federal National Mortgage Association (SOFR + 0.36%)
499,000,000	0.450	(a)	01/20/22	499,000,000
U.S. International Development Finance Corp.
37,000,000	0.000		11/17/20	37,555,776
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
99,613,374	0.140	(a)	09/07/20	99,613,374
133,149,057	0.160	(a)	09/07/20	133,149,057
575,493,555	0.180	(a)	09/07/20	575,493,556

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$35,059,396,175

U.S. Treasury Obligations – 56.9%
United States Treasury Bills
$3,544,600,000	1.032%		09/03/20	$3,544,401,109
40,800,000	0.142		09/15/20	40,797,779
81,700,000	0.153		09/15/20	81,695,234
16,300,000	0.158		09/15/20	16,299,017
100,300,000	0.163		09/15/20	100,293,759
2,545,500,000	0.168		09/15/20	2,545,336,664
125,000,000	0.251		09/15/20	124,988,017
1,325,200,000	0.254		09/15/20	1,325,071,161
33,800,000	0.173		09/24/20	33,796,329
16,900,000	0.178		09/24/20	16,898,110
208,300,000	0.097		09/29/20	208,284,609
130,200,000	0.178		09/29/20	130,182,278
339,700,000	0.183		09/29/20	339,652,442
11,600,000	0.076		10/01/20	11,599,178
954,500,000	0.142		10/06/20	954,370,082
8,400,000	0.153		10/06/20	8,398,775
4,281,400,000	0.173		10/06/20	4,280,692,380
116,500,000	0.178		10/06/20	116,480,179
250,700,000	0.163		10/08/20	250,658,774
20,400,000	0.173		10/08/20	20,396,436
44,400,000	0.178		10/08/20	44,392,014
8,600,000	0.183		10/08/20	8,598,409
4,530,500,000	0.188		10/08/20	4,529,638,576
2,180,800,000	0.153		10/13/20	2,180,418,360
56,600,000	0.137		10/15/20	56,590,661
316,900,000	0.142		10/15/20	316,845,775
490,200,000	0.147		10/15/20	490,113,126
10,500,000	0.153		10/15/20	10,498,075
43,300,000	0.163		10/15/20	43,291,532
4,595,400,000	0.183		10/15/20	4,594,389,012
146,500,000	0.188		10/15/20	146,466,875

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
2,647,552,000	0.092		10/20/20	2,647,227,675
1,320,100,000	0.142		10/20/20	1,319,848,448
18,200,000	0.158		10/20/20	18,196,160
72,940,000	0.123		10/22/20	72,927,497
162,400,000	0.153		10/22/20	162,365,490
4,000,000,000	0.158		10/22/20	3,999,121,667
1,316,410,000	0.147		10/27/20	1,316,113,076
194,600,000	0.153		10/27/20	194,554,593
1,376,270,000	0.158		10/29/20	1,375,926,315
3,829,255,000	0.132		11/03/20	3,828,383,844
120,100,000	0.133		11/03/20	120,072,572
3,207,300,000	0.173		11/03/20	3,206,345,831
874,535,000	0.102		11/05/20	874,377,098
605,600,000	0.132		11/05/20	605,457,853
2,481,500,000	0.153		11/05/20	2,480,827,927
31,400,000	0.112		11/10/20	31,393,284
1,067,500,000	0.122		11/10/20	1,067,250,917
62,100,000	0.097		11/12/20	62,088,201
435,100,000	0.107		11/12/20	435,008,629
1,822,100,000	0.147		11/12/20	1,821,571,591
1,862,400,000	0.107		11/17/20	1,861,981,736
52,140,000	0.117		11/19/20	52,126,842
91,000,000	0.118		11/19/20	90,976,835
91,000,000	0.119		11/19/20	90,976,636
1,237,000,000	0.122		11/19/20	1,236,674,257
150,000,000	0.123		11/19/20	149,960,171
680,400,000	0.102		11/24/20	680,241,240
644,700,000	0.107		11/24/20	644,542,048
63,100,000	0.168		11/24/20	63,075,706
4,281,800,000	0.188		11/24/20	4,279,951,690
93,500,000	0.097		11/27/20	93,478,534
1,055,670,000	0.102		11/27/20	1,055,414,880
110,200,000	0.107		11/27/20	110,172,037
2,150,500,000	0.112		11/27/20	2,149,928,325
650,000,000	0.112		12/01/20	649,819,266
5,700,000	0.128		12/01/20	5,698,185
1,576,300,000	0.168		12/01/20	1,575,642,552
521,000,000	0.102		12/03/20	520,865,406
3,018,500,000	0.107		12/08/20	3,017,637,212
18,700,000	0.142		12/08/20	18,692,873
1,206,000,000	0.158		12/08/20	1,205,491,135
1,200,000,000	0.112		12/10/20	1,199,633,334
128,100,000	0.158		12/15/20	128,055,165
1,200,000,000	0.158		12/15/20	1,199,457,500
3,626,100,000	0.112		12/17/20	3,624,914,467
5,044,000,000	0.188		12/17/20	5,041,226,496
2,780,250,000	0.148		12/22/20	2,778,995,798
600,000,000	0.112		12/24/20	599,791,000
3,662,400,000	0.178		12/24/20	3,660,370,425
556,530,000	0.124		12/29/20	556,305,564
132,800,000	0.133		12/29/20	132,742,494
767,500,000	0.137		12/29/20	767,157,503
151,800,000	0.112		12/31/20	151,743,876
140,100,000	0.163		12/31/20	140,024,657
4,666,400,000	0.168		12/31/20	4,663,812,082
1,288,000,000	0.112		01/05/21	1,287,504,120
1,381,700,000	0.112		01/12/21	1,381,138,492

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
$3,832,000,000	0.148%		01/14/21	$3,829,916,337
2,000,000,000	0.122		01/19/21	1,999,066,673
2,958,350,000	0.132		01/21/21	2,956,833,029
1,993,500,000	0.117		01/26/21	1,992,563,894
3,351,800,000	0.132		01/28/21	3,349,996,551
763,050,000	0.107		02/04/21	762,702,814
3,252,470,000	0.122		02/11/21	3,250,702,815
2,212,600,000	0.122		02/18/21	2,211,346,193
655,500,000	0.122		02/25/21	655,113,255
751,000,000	0.117	(b)	03/04/21	750,563,376
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
616,900,000	0.150	(a)	10/31/20	616,943,714
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
19,600,000	0.244	(a)	04/30/21	19,590,847
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
8,050,000	0.259	(a)	01/31/22	8,050,000
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
28,640,000	0.325	(a)	07/31/21	28,621,777
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.30%)
15,700,000	0.405	(a)	10/31/21	15,709,041
United States Treasury Notes
175,000,000	2.750		09/30/20	175,234,179
98,100,000	1.750		11/15/20	98,245,984
235,800,000	2.625		11/15/20	236,464,497
125,800,000	2.750		11/30/20	126,210,562
229,700,000	1.875		12/15/20	230,490,105
378,800,000	2.500		12/31/20	380,477,794
79,000,000	1.375		01/31/21	79,000,564
29,200,000	2.125		01/31/21	29,375,464
117,700,000	2.250		02/15/21	118,432,689
117,700,000	3.625		02/15/21	119,164,755
771,900,000	2.500		02/28/21	776,162,062
247,500,000	2.375		03/15/21	248,809,951
16,100,000	2.250		03/31/21	16,276,487
3,000,000	2.375		04/15/21	3,037,607

TOTAL U.S. TREASURY OBLIGATIONS				$124,161,916,950

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$159,221,313,125

Repurchase Agreements(c) – 27.7%
Banco Santander, S.A.
$2,500,000,000	0.090%		09/01/20	$2,500,000,000
Maturity Value: $2,500,006,250

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 12/01/28 to 01/01/50, Federal National Mortgage
Association, 2.000% to 6.000%, due 08/01/25 to 09/01/57, U.S.
Treasury Bonds, 1.125% to 3.125%, due 05/15/40 to 08/15/50,
a U.S. Treasury Inflation-Indexed Note, 0.250%, due 01/15/25
and U.S. Treasury Notes, 0.125% to 2.625%, due 09/30/21 to
11/15/27. The aggregate market value of the collateral,
including accrued interest, was $2,572,844,349.

Bank of Montreal
200,000,000	0.090		09/01/20	200,000,000
Maturity Value: $200,000,500
Collateralized by Federal Home Loan Mortgage Corp., 2.500%, due 08/01/50. The market value of the collateral, including accrued interest, was $206,000,001.
440,000,000	0.110	(d)	09/07/20	440,000,000
Maturity Value: $440,122,346
Settlement Date: 08/03/20
Collateralized by U.S. Treasury Notes, 0.500% to 2.875%, due 11/30/25 to 05/31/27. The aggregate market value of the collateral, including accrued interest, was $448,800,072.
450,000,000	0.120	(d)	09/07/20	450,000,000
Maturity Value: $450,136,499
Settlement Date: 08/10/20
Collateralized by U.S. Treasury Notes, 0.125% to 2.750%, due 08/31/21 to 02/15/28. The aggregate market value of the collateral, including accrued interest, was $459,000,004.
497,000,000	0.120	(d)	09/07/20	497,000,000
Maturity Value: $497,155,725
Settlement Date: 07/24/20
Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 5.000%, due 12/01/31 to 07/01/50. The aggregate market value of the collateral, including accrued interest, was $511,909,999.
300,000,000	0.130	(d)	09/07/20	300,000,000
Maturity Value: $300,101,833
Settlement Date: 08/10/20

Collateralized by Federal Farm Credit Bank, 3.070%, due
11/28/33, Federal Home Loan Mortgage Corp., 2.000% to
4.500%, due 08/01/35 to 08/01/50, Federal National Mortgage
Association, 1.500% to 6.100%, due 02/01/31 to 09/01/50 and
Government National Mortgage Association, 2.500% to
6.100%, due 08/20/30 to 08/20/50. The aggregate market value of the collateral, including accrued interest, was $306,024,311.

BMO Capital Markets Corp.
500,000,000	0.090		09/01/20	500,000,000
Maturity Value: $500,001,250

Collateralized by Federal Farm Credit Bank, 3.080% to 5.410%,
due 06/21/35 to 04/17/36, Federal Home Loan Mortgage Corp.,
2.000% to 4.000%, due 07/13/40 to 09/01/50, Federal National
Mortgage Association, 0.250% to 6.100%, due 08/17/21 to
09/01/50 and Government National Mortgage Association,
2.500% to 6.500%, due 03/20/32 to 08/20/50. The aggregate
market value of the collateral, including accrued interest, was
$510,001,275.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BMO Capital Markets Corp. – (continued)
$100,000,000	0.110	% (d)	09/07/20	$100,000,000
Maturity Value: $100,009,778
Settlement Date: 08/13/20

Collateralized by Federal Home Loan Mortgage Corp., 1.500% to
5.000%, due 09/01/35 to 09/01/50, Federal National Mortgage
Association, 2.000% to 6.100%, due 02/01/31 to 08/01/50 and
Government National Mortgage Association, 2.500% to
5.500%, due 01/20/34 to 08/20/50. The aggregate market value of the collateral, including accrued interest, was $102,006,231.

BNP Paribas
235,100,000	0.090		09/01/20	235,100,000
Maturity Value: $235,100,588

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
7.000%, due 01/01/21 to 04/01/50, Federal National Mortgage
Association, 4.500% to 9.000%, due 02/01/21 to 08/01/48,
Government National Mortgage Association, 3.500% to
4.000%, due 10/15/45 to 08/20/50, a U.S. Treasury Bill,
0.000%, due 09/17/20, a U.S. Treasury Bond, 2.750%, due
11/15/42, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/28 to 05/15/48, U.S. Treasury Notes,
0.125% to 2.625%, due 10/15/20 to 08/31/25 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 02/15/40 to
11/15/48. The aggregate market value of the collateral,
including accrued interest, was $240,067,771.

877,500,000	0.630	(d)	09/01/20	877,500,000
Maturity Value: $880,202,700
Settlement Date: 03/09/20

Collateralized by a U.S. Treasury Bill, 0.000%, due 09/17/20, a
U.S. Treasury Bond, 7.250%, due 08/15/22, U.S. Treasury
Inflation-Indexed Bonds, 0.750% to 2.125%, due 01/15/28 to
02/15/46, U.S. Treasury Inflation-Indexed Notes, 0.125%, due
10/15/24 to 07/15/26, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/23 to 05/15/49, U.S. Treasury
Notes, 0.250% to 2.875%, due 10/31/20 to 11/15/26 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/36 to 02/15/49. The aggregate market value of the
collateral, including accrued interest, was $895,050,002.

877,500,000	0.630	(d)	09/01/20	877,500,000
Maturity Value: $880,248,769
Settlement Date: 03/06/20

Collateralized by a U.S. Treasury Bill, 0.000%, due 09/17/20,
U.S. Treasury Bonds, 4.375% to 6.875%, due 08/15/25 to
05/15/40, U.S. Treasury Inflation-Indexed Bonds, 0.250% to
3.875%, due 01/15/28 to 02/15/50, U.S. Treasury Inflation-
Indexed Notes, 0.125% to 0.625%, due 07/15/22 to 01/15/30,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
08/15/25 to 08/15/45, U.S. Treasury Notes, 0.125% to 2.875%,
due 10/31/20 to 01/31/25 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/36 to 02/15/49. The
aggregate market value of the collateral, including accrued
interest, was $895,049,999.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
1,980,000,000	0.920	(d)	09/02/20	1,980,000,000
Maturity Value: $1,989,259,800
Settlement Date: 03/03/20

Collateralized by Federal Farm Credit Bank, 2.990%, due
07/18/34, Federal Home Loan Bank, 3.540% to 4.150%, due
11/26/30 to 05/28/36, Federal Home Loan Mortgage Corp.,
0.000% to 6.000%, due 09/01/21 to 07/01/50, Federal National
Mortgage Association, 2.000% to 8.000%, due 06/22/21 to
08/01/50, Government National Mortgage Association, 2.500%
to 6.500%, due 10/15/26 to 07/20/50, U.S. Treasury Bills,
0.000%, due 10/15/20 to 04/22/21, U.S. Treasury Bonds,
2.750% to 6.250%, due 08/15/23 to 02/15/48, U.S. Treasury
Inflation-Indexed Bonds, 1.750% to 3.875%, due 01/15/25 to
02/15/41, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.875%, due 07/15/22 to 01/15/29, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 08/15/25 to 05/15/48, U.S.
Treasury Notes, 0.125% to 3.125%, due 10/15/20 to 05/15/30
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 02/15/36 to 11/15/48. The aggregate market value of the
collateral, including accrued interest, was $2,020,348,160.

1,990,000,000	0.110	(d)(e)	09/07/20	1,990,000,000
Maturity Value: $1,990,553,331
995,000,000	0.120	(d)	09/07/20	995,000,000
Maturity Value: $995,205,631
Settlement Date: 08/18/20

Collateralized by Federal Farm Credit Bank, 3.270% to 3.980%,
due 09/14/37 to 04/05/38,Federal Home Loan Bank, 3.900% to
5.250%, due 12/09/22 to 02/25/36,Federal Home Loan
Mortgage Corp., 0.375% to 4.500%, due 05/05/23 to 07/01/50,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 03/15/28 to 07/15/32, Federal National Mortgage
Association, 2.500% to 6.000%, due 03/01/24 to 10/01/49,
Federal National Mortgage Association Stripped Securities,
0.000%, due 05/15/22 to 05/15/29, Government National
Mortgage Association, 2.500% to 6.500%, due 12/15/26 to
11/20/49, U.S. Treasury Bills, 0.000%, due 09/17/20 to
07/15/21, U.S. Treasury Bonds, 4.375% to 8.125%, due
05/15/21 to 05/15/40, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 3.875%, due 01/15/27 to 02/15/48, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.375%, due 04/15/22 to
07/15/25, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/25 to 02/15/47, U.S. Treasury Notes,
0.125% to 2.875%, due 09/15/21 to 08/15/25 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 02/15/36 to
11/15/48. The aggregate market value of the collateral,
including accrued interest, was $1,015,518,983.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$1,245,000,000	0.120	% (d)	09/07/20	$1,245,000,000
Maturity Value: $1,245,377,646
Settlement Date: 07/24/20

Collateralized by U.S. Treasury Bills, 0.000%, due 09/08/20 to
08/12/21, U.S. Treasury Bonds, 1.125% to 8.125%, due
02/15/21 to 11/15/48, U.S. Treasury Floating Rate Notes,
0.160% to 0.219%, due 04/30/22 to 07/31/22, U.S. Treasury
Inflation-Indexed Bonds, 1.375% to 3.875%, due 01/15/27 to
02/15/44, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.875%, due 04/15/21 to 01/15/29, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 08/15/22 to 08/15/46, U.S.
Treasury Notes, 0.250% to 3.125%, due 10/15/20 to 02/15/30
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 08/15/24 to 05/15/42. The aggregate market value of the
collateral, including accrued interest, was $1,269,900,003.

497,000,000	0.130	(d)	09/07/20	497,000,000
Maturity Value: $497,163,319
Settlement Date: 07/24/20

Collateralized by Federal Home Loan Mortgage Corp. Stripped
Security, 0.000%, due 07/15/32, Federal National Mortgage
Association, 2.500% to 4.500%, due 08/01/35 to 09/01/50,
Federal National Mortgage Association Stripped Security,
0.000%, due 03/23/28, U.S. Treasury Bills, 0.000%, due
09/08/20 to 05/20/21, U.S. Treasury Bonds, 1.125% to 7.625%,
due 02/15/23 to 08/15/40, U.S. Treasury Floating Rate Notes,
0.160% to 0.219%, due 04/30/22 to 07/31/22, a U.S. Treasury
Inflation-Indexed Bond, 2.375%, due 01/15/27, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.500%, due 04/15/21 to
01/15/28, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/28 to 05/15/48, U.S. Treasury Notes,
0.125% to 2.875%, due 01/31/21 to 05/31/26 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 05/15/43 to
08/15/49. The aggregate market value of the collateral,
including accrued interest, was $507,048,989.

2,985,000,000	0.140	(d)	09/07/20	2,985,000,000
Maturity Value: $2,986,056,361
Settlement Date: 07/10/20

Collateralized by Federal Home Loan Bank, 4.000%, due
10/24/29 to 07/19/33, Federal Home Loan Mortgage Corp.,
0.375% to 4.500%, due 04/20/23 to 01/01/49, Federal National
Mortgage Association, 2.500% to 6.000%, due 01/11/22 to
09/01/50, Government National Mortgage Association, 2.500%
to 4.500%, due 04/20/41 to 05/20/50, U.S. Treasury Bills,
0.000%, due 09/08/20 to 07/15/21, U.S. Treasury Bonds,
2.875% to 8.125%, due 05/15/21 to 11/15/46, a U.S. Treasury
Floating Rate Note, 0.259%, due 01/31/22, U.S. Treasury
Inflation-Indexed Bonds, 0.875% to 3.625%, due 01/15/26 to
02/15/47, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.875%, due 04/15/21 to 01/15/30, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 02/15/27 to 08/15/48, U.S.
Treasury Notes, 0.125% to 3.000%, due 09/30/20 to 05/15/30
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 05/15/42 to 08/15/47. The aggregate market value of the
collateral, including accrued interest, was $3,045,480,125.

Repurchase Agreements(c) – (continued)
BNP Paribas (Overnight MBS + 0.02%)
500,000,000	0.110	(a)(d)	09/01/20	500,000,000
Maturity Value: $502,549,898
Settlement Date: 02/23/16

Collateralized by Federal Farm Credit Bank, 3.650%, due
06/12/28, Federal Home Loan Mortgage Corp., 0.000% to
4.500%, due 12/11/25 to 04/01/30, Federal National Mortgage
Association, 2.500%, due 09/01/50, Federal National Mortgage
Association Stripped Security, 0.000%, due 05/15/22,
Government National Mortgage Association, 3.000% to
5.000%, due 08/15/33 to 07/15/47, U.S. Treasury Bills,
0.000%, due 09/08/20 to 01/28/21, U.S. Treasury Bonds,
3.625% to 4.375%, due 05/15/40 to 08/15/43, a U.S. Treasury
Inflation-Indexed Bond, 0.750%, due 02/15/45, a U.S. Treasury
Inflation-Indexed Note, 0.500%, due 01/15/28, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 05/15/34 to
05/15/43, U.S. Treasury Notes, 0.125% to 3.125%, due
10/15/20 to 11/15/28 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/40 to 05/15/50. The
aggregate market value of the collateral, including accrued
interest, was $510,094,601.

550,000,000	0.110	(a)(d)	09/01/20	550,000,000
Maturity Value: $552,793,124
Settlement Date: 02/23/16

Collateralized by Government National Mortgage Association,
4.000%, due 02/20/49, U.S. Treasury Bills, 0.000%, due
09/17/20 to 05/20/21, a U.S. Treasury Bond, 4.375%, due
05/15/40, a U.S. Treasury Floating Rate Note, 0.160%, due
07/31/22, U.S. Treasury Inflation-Indexed Bonds, 1.000% to
2.500%, due 01/15/29 to 02/15/48, U.S. Treasury Inflation-
Indexed Notes, 0.500%, due 04/15/24 to 01/15/28, U.S.
Treasury Interest-Only Stripped Securities, 0.000%, due
11/15/32 to 08/15/34 and U.S. Treasury Notes, 0.125% to
3.125%, due 10/31/20 to 08/31/27. The aggregate market value of the collateral, including accrued interest, was $561,076,799.

BofA Securities, Inc.
400,000,000	0.020		09/01/20	400,000,000
Maturity Value: $400,000,222
Collateralized by U.S. Treasury Notes, 0.125% to 2.875%, due 08/15/23 to 11/30/25. The aggregate market value of the collateral, including accrued interest, was $408,000,070.
162,600,000	0.090		09/01/20	162,600,000
Maturity Value: $162,600,407

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 05/01/44 to 09/01/50 and Federal National
Mortgage Association, 1.500% to 4.500%, due 07/01/29 to
09/01/50. The aggregate market value of the collateral,
including accrued interest, was $167,477,999.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Canadian Imperial Bank of Commerce
$497,000,000	0.120	% (d)	09/07/20	$497,000,000
Maturity Value: $497,152,412
Settlement Date: 07/28/20

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 06/01/42 to 07/01/50, Federal National Mortgage
Association, 2.000% to 4.500%, due 10/01/45 to 06/01/50,
Government National Mortgage Association, 4.000%, due
01/15/41, a U.S. Treasury Bond, 2.875%, due 11/15/46, a U.S.
Treasury Inflation-Indexed Note, 0.375%, due 01/15/27 and
U.S. Treasury Notes, 0.125% to 2.625%, due 05/31/22 to
04/30/24. The aggregate market value of the collateral,
including accrued interest, was $511,907,297.

497,000,000	0.120	(d)	09/07/20	497,000,000
Maturity Value: $497,150,755
Settlement Date: 07/29/20

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
3.500%, due 11/01/47 to 07/01/50 and Federal National
Mortgage Association, 2.500% to 4.000%, due 05/01/42 to
07/01/50. The aggregate market value of the collateral,
including accrued interest, was $511,909,997.

450,000,000	0.200	(d)	09/07/20	450,000,000
Maturity Value: $450,455,004
Settlement Date: 04/22/20

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 01/01/29 to 02/01/50, Federal National Mortgage
Association, 2.500% to 5.000%, due 10/01/35 to 07/01/50,
Government National Mortgage Association, 3.000% to
4.500%, due 01/15/41 to 07/20/50, U.S. Treasury Bonds,
2.375% to 3.125%, due 11/15/46 to 11/15/49, a U.S. Treasury
Inflation-Indexed Note, 0.375%, due 01/15/27 and U.S.
Treasury Notes, 0.125% to 2.625%, due 05/31/22 to 12/31/23.
The aggregate market value of the collateral, including accrued interest, was $463,496,739.

Citigroup Global Markets, Inc. (Overnight MBS + 0.01%)
1,000,000,000	0.100	(a)	09/04/20	1,000,000,000
Maturity Value: $1,001,888,904
Settlement Date: 11/01/18

Collateralized by Federal Farm Credit Bank, 1.900% to 3.780%,
due 09/04/20 to 12/04/36,Federal Home Loan Bank, 0.125% to
5.625%, due 09/11/20 to 07/15/36,Federal Home Loan
Mortgage Corp., 0.000% to 8.500%, due 11/24/20 to 03/01/50,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 09/15/25 to 07/15/32, Federal National Mortgage
Association, 0.250% to 8.500%, due 11/30/20 to 09/01/50,
Federal National Mortgage Association Stripped Security,
0.000%, due 05/15/30, Government National Mortgage
Association, 2.500% to 10.000%, due 10/15/20 to 11/20/49,
Tennessee Valley Authority, 0.000% to 5.980%, due 02/15/21
to 09/15/65, U.S. Treasury Bills, 0.000%, due 09/08/20 to
03/25/21, U.S. Treasury Bonds, 1.250% to 8.125%, due
02/15/21 to 08/15/50, U.S. Treasury Floating Rate Notes,
0.220% to 0.405%, due 01/31/21 to 10/31/21, U.S. Treasury
Inflation-Indexed Bonds, 0.875% to 3.875%, due 01/15/27 to
02/15/48, U.S. Treasury Inflation-Indexed Notes, 0.125% to
0.625%, due 01/15/24 to 04/15/25 and U.S. Treasury Notes,
0.125% to 3.125%, due 11/30/20 to 05/15/28. The aggregate
market value of the collateral, including accrued interest, was
$1,019,999,995.

Repurchase Agreements(c) – (continued)
Credit Agricole Corporate and Investment Bank
150,000,000	0.020		09/01/20	150,000,000
Maturity Value: $150,000,083

Collateralized by U.S. Treasury Bonds, 4.375% to 4.625%, due
02/15/40 to 05/15/40 and U.S. Treasury Inflation-Indexed
Bonds, 0.250% to 2.125%, due 02/15/40 to 02/15/50. The
aggregate market value of the collateral, including accrued
interest, was $153,000,090.

250,000,000	0.090		09/01/20	250,000,000
Maturity Value: $250,000,625
Collateralized by Government National Mortgage Association, 2.500% to 5.000%, due 09/15/39 to 02/20/50. The aggregate market value of the collateral, including accrued interest, was $257,499,999.

Daiwa Capital Markets America Inc.
62,019,583	0.100		09/01/20	62,019,583
Maturity Value: $62,019,755
Collateralized by a U.S. Treasury Note, 2.875%, due 05/15/28. The market value of the collateral, including accrued interest, was $63,259,975.
62,826,286	0.100		09/01/20	62,826,286
Maturity Value: $62,826,461
Collateralized by a U.S. Treasury Note, 2.750%, due 02/15/28. The market value of the collateral, including accrued interest, was $64,082,812.
65,745,749	0.100		09/01/20	65,745,749
Maturity Value: $65,745,932
Collateralized by a U.S. Treasury Note, 2.000%, due 11/15/26. The market value of the collateral, including accrued interest, was $67,060,664.
67,389,705	0.100		09/01/20	67,389,705
Maturity Value: $67,389,892
Collateralized by a U.S. Treasury Note, 1.375%, due 08/31/26. The market value of the collateral, including accrued interest, was $68,737,499.
82,536,763	0.100		09/01/20	82,536,763
Maturity Value: $82,536,992
Collateralized by a U.S. Treasury Note, 2.750%, due 06/30/25. The market value of the collateral, including accrued interest, was $84,187,498.
83,231,923	0.100		09/01/20	83,231,923
Maturity Value: $83,232,154
Collateralized by a U.S. Treasury Note, 2.000%, due 06/30/24. The market value of the collateral, including accrued interest, was $84,896,561.
93,272,058	0.100		09/01/20	93,272,058
Maturity Value: $93,272,317
Collateralized by a U.S. Treasury Note, 2.250%, due 11/15/25. The market value of the collateral, including accrued interest, was $95,137,499.
105,024,508	0.100		09/01/20	105,024,508
Maturity Value: $105,024,800
Collateralized by a U.S. Treasury Note, 2.500%, due 03/31/23. The market value of the collateral, including accrued interest, was $107,124,998.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Daiwa Capital Markets America Inc. – (continued)
$106,421,567	0.100%	09/01/20	$106,421,567
Maturity Value: $106,421,863
Collateralized by a U.S. Treasury Note, 1.875%, due 09/30/22. The market value of the collateral, including accrued interest, was $108,549,998.
121,377,204	0.100	09/01/20	121,377,204
Maturity Value: $121,377,541
Collateralized by a U.S. Treasury Note, 1.625%, due 10/31/26. The market value of the collateral, including accrued interest, was $123,804,748.
140,735,231	0.100	09/01/20	140,735,231
Maturity Value: $140,735,622
Collateralized by a U.S. Treasury Note, 1.625%, due 11/30/26. The market value of the collateral, including accrued interest, was $143,549,936.
142,127,204	0.100	09/01/20	142,127,204
Maturity Value: $142,127,599
Collateralized by a U.S. Treasury Note, 0.500%, due 03/31/25. The market value of the collateral, including accrued interest, was $144,969,748.
159,474,017	0.100	09/01/20	159,474,017
Maturity Value: $159,474,460
Collateralized by a U.S. Treasury Note, 2.875%, due 04/30/25. The market value of the collateral, including accrued interest, was $162,663,497.
187,438,723	0.100	09/01/20	187,438,723
Maturity Value: $187,439,244
Collateralized by a U.S. Treasury Note, 2.125%, due 05/15/25. The market value of the collateral, including accrued interest, was $191,187,497.
193,658,087	0.100	09/01/20	193,658,087
Maturity Value: $193,658,625
Collateralized by a U.S. Treasury Note, 2.875%, due 07/31/25. The market value of the collateral, including accrued interest, was $197,531,249.
206,132,351	0.100	09/01/20	206,132,351
Maturity Value: $206,132,924
Collateralized by a U.S. Treasury Note, 1.625%, due 02/15/26. The market value of the collateral, including accrued interest, was $210,254,998.
226,698,526	0.100	09/01/20	226,698,526
Maturity Value: $226,699,156
Collateralized by a U.S. Treasury Note, 2.625%, due 01/31/26. The market value of the collateral, including accrued interest, was $231,232,497.
241,952,938	0.100	09/01/20	241,952,938
Maturity Value: $241,953,610
Collateralized by a U.S. Treasury Note, 2.375%, due 04/30/26. The market value of the collateral, including accrued interest, was $246,791,997.

Repurchase Agreements(c) – (continued)
Daiwa Capital Markets America Inc. – (continued)
320,965,000	0.100	09/01/20	320,965,000
Maturity Value: $320,965,892
Collateralized by a U.S. Treasury Bond, 3.875%, due 08/15/40. The market value of the collateral, including accrued interest, was $327,384,300.
330,972,577	0.100	09/01/20	330,972,577
Maturity Value: $330,973,496
Collateralized by a U.S. Treasury Floating Rate Note, 0.160%, due 07/31/22. The market value of the collateral, including accrued interest, was $337,592,029.

Deutsche Bank Securities Inc.
2,000,000,000	0.090	09/01/20	2,000,000,000
Maturity Value: $2,000,005,000

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 01/01/27 to 08/01/50, Federal National Mortgage
Association, 2.500% to 5.000%, due 03/01/26 to 09/01/50,
Government National Mortgage Association, 4.000%, due
09/20/48, U.S. Treasury Bills, 0.000%, due 09/03/20 to
07/15/21, U.S. Treasury Bonds, 5.250% to 8.125%, due
05/15/21 to 05/15/30, U.S. Treasury Floating Rate Notes,
0.150% to 0.405%, due 10/31/20 to 10/31/21 and U.S. Treasury
Notes, 0.125% to 3.125%, due 09/30/20 to 05/15/30. The
aggregate market value of the collateral, including accrued
interest, was $2,046,780,078.

HSBC Bank PLC
100,000,000	0.090	09/01/20	100,000,000
Maturity Value: $100,000,250
Collateralized by U.S. Treasury Bonds, 0.750% to 3.125%, due 02/15/42 to 02/15/50. The aggregate market value of the collateral, including accrued interest, was $102,000,067.
250,000,000	0.090	09/01/20	250,000,000
Maturity Value: $250,000,625

Collateralized by Federal Farm Credit Bank, 0.600%, due
08/18/26, Federal Home Loan Bank, 3.250%, due 11/16/28,
Federal Home Loan Mortgage Corp., 2.220% to 6.250%, due
07/15/32 to 07/13/40, Federal Home Loan Mortgage Corp.
Stripped Securities, 0.000%, due 09/15/20 to 09/15/26, Federal
National Mortgage Association, 0.000% to 2.875%, due
09/12/23 to 03/17/31, a U.S. Treasury Bill, 0.000%, due
09/17/20 and a U.S. Treasury Principal-Only Stripped Security,
0.000%, due 08/15/48. The aggregate market value of the
collateral, including accrued interest, was $255,000,691.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
HSBC Bank PLC (Overnight MBS + 0.01%)
$2,250,000,000	0.100	% (a)	09/04/20	$2,250,000,000
Maturity Value: $2,251,425,011
Settlement Date: 01/27/20

Collateralized by Federal Farm Credit Bank, 0.293% to 3.670%,
due 09/24/21 to 07/18/34, Federal Home Loan Bank, 2.000% to
3.200%, due 12/10/21 to 11/29/32, Federal Home Loan
Mortgage Corp., 0.250%, due 08/24/23, Federal Home Loan
Mortgage Corp. Stripped Securities, 0.000%, due 09/15/29 to
07/15/32, Federal National Mortgage Association, 0.875% to
6.625%, due 01/11/22 to 05/01/33, Federal National Mortgage
Association Stripped Securities, 0.000%, due 11/15/21 to
07/15/37, U.S. Treasury Bonds, 2.250% to 3.625%, due
02/15/42 to 08/15/49, a U.S. Treasury Floating Rate Note,
0.325%, due 07/31/21, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/21 to 05/15/49, U.S. Treasury
Notes, 0.125% to 2.750%, due 11/15/20 to 08/31/25 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
11/15/20 to 05/15/49. The aggregate market value of the
collateral, including accrued interest, was $2,295,007,109.

HSBC Bank PLC (Overnight Treasury + 0.02%)
400,000,000	0.110	(a)	09/04/20	400,000,000
Maturity Value: $400,523,119
Settlement Date: 07/11/19

Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45
and U.S. Treasury Notes, 0.500% to 2.750%, due 07/15/21 to
02/15/30. The aggregate market value of the collateral,
including accrued interest, was $408,000,030.

1,025,000,000	0.110	(a)	09/04/20	1,025,000,000
Maturity Value: $1,026,456,375
Settlement Date: 06/04/19

Collateralized by U.S. Treasury Bonds, 0.750% to 3.125%, due
02/15/42 to 02/15/47 and U.S. Treasury Notes, 0.259% to
3.125%, due 09/30/20 to 11/15/28. The aggregate market value of the collateral, including accrued interest, was
$1,045,500,042.

ING Financial Markets LLC
300,000,000	0.090		09/01/20	300,000,000
Maturity Value: $300,000,750

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 06/01/42 to 11/01/48, Federal National Mortgage
Association, 3.381% to 4.500%, due 05/01/42 to 01/01/57 and
Government National Mortgage Association, 4.500% to
5.000%, due 01/20/49 to 03/20/49. The aggregate market value of the collateral, including accrued interest, was $306,000,001.

100,000,000	0.120		09/17/20	100,000,000
Maturity Value: $100,010,000
Settlement Date: 08/18/20

Collateralized by Federal Home Loan Mortgage Corp., 2.500%,
due 07/01/50, Federal National Mortgage Association, 3.381%
to 4.000%, due 10/01/44 to 09/01/57 and Government National
Mortgage Association, 3.000%, due 10/20/49. The aggregate
market value of the collateral, including accrued interest, was
$102,000,001.

Repurchase Agreements(c) – (continued)
J.P. Morgan Securities LLC
1,250,000,000	0.090		09/01/20	1,250,000,000
Maturity Value: $1,250,003,125

Collateralized by Federal Farm Credit Bank, 2.990% to 5.700%,
due 10/25/27 to 12/23/39, Federal Home Loan Bank, 2.375% to
4.050%, due 03/14/25 to 06/06/33, Federal Home Loan
Mortgage Corp., 2.000% to 8.000%, due 03/01/24 to 08/01/50,
Federal National Mortgage Association, 0.375% to 5.000%,
due 01/05/22 to 08/01/50, Federal National Mortgage
Association Stripped Security, 0.000%, due 05/15/30 and
Government National Mortgage Association, 2.000% to
5.500%, due 03/20/32 to 08/20/50. The aggregate market value of the collateral, including accrued interest, was
$1,286,088,282.

Joint Account I
1,250,000,000	0.070		09/01/20	1,250,000,000
Maturity Value: $1,250,002,431

Joint Account III
3,273,400,000	0.090		09/01/20	3,273,400,000
Maturity Value: $3,273,408,184

Mizuho Securities USA LLC
1,500,000,000	0.090		09/01/20	1,500,000,000
Maturity Value: $1,500,003,750

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
8.000%, due 05/01/25 to 04/01/47, Federal National Mortgage
Association, 2.000% to 8.500%, due 12/01/20 to 03/01/50 and
Government National Mortgage Association, 2.500% to
8.500%, due 08/15/27 to 11/20/49. The aggregate market value of the collateral, including accrued interest, was
$1,545,000,007.

Morgan Stanley & Co. LLC
1,000,000,000	0.090		09/01/20	1,000,000,000
Maturity Value: $1,000,002,500

Collateralized by Federal Farm Credit Bank, 0.500% to 5.125%,
due 08/16/21 to 04/29/30, Federal Home Loan Bank, 0.000% to
3.500%, due 09/01/20 to 09/14/29, Federal Home Loan
Mortgage Corp., 0.375% to 6.750%, due 01/13/22 to 09/01/50
and Federal National Mortgage Association, 0.250% to
5.500%, due 09/06/22 to 01/01/57. The aggregate market value of the collateral, including accrued interest, was
$1,021,295,300.

MUFG Securities Americas Inc.
1,850,000,000	0.090		09/01/20	1,850,000,000
Maturity Value: $1,850,004,625

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
6.000%, due 11/01/22 to 09/01/50 and Federal National
Mortgage Association, 2.000% to 6.000%, due 11/01/21 to
04/01/51. The aggregate market value of the collateral,
including accrued interest, was $1,905,499,996.

500,000,000	0.140	(d)	09/07/20	500,000,000
Maturity Value: $500,120,556
Settlement Date: 07/16/20

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 07/01/35 to 09/01/50 and Federal National
Mortgage Association, 2.000% to 6.000%, due 09/01/20 to
09/01/50. The aggregate market value of the collateral,
including accrued interest, was $515,000,002.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
MUFG Securities Americas Inc. (Overnight MBS + 0.08%)
$250,000,000	0.170	% (a)	10/05/20	$250,000,000
Maturity Value: $250,803,955
Settlement Date: 11/28/18

Shared collateral consisting of Federal Home Loan Mortgage
Corp., 2.500% to 5.500%, due 02/01/29 to 08/01/50 and
Federal National Mortgage Association, 1.500% to 6.000%,
due 09/01/21 to 09/01/50. The aggregate market value of the
collateral, including accrued interest, was $514,999,998.

250,000,000	0.170	(a)	10/05/20	250,000,000
Maturity Value: $250,652,844
Settlement Date: 04/05/19

Shared collateral consisting of Federal Home Loan Mortgage
Corp., 2.500% to 5.500%, due 02/01/29 to 08/01/50 and
Federal National Mortgage Association, 1.500% to 6.000%,
due 09/01/21 to 09/01/50. The aggregate market value of the
collateral, including accrued interest, was $514,999,998.

MUFG Securities Americas Inc. (Overnight Treasury + 0.02%)
400,000,000	0.090	(a)	09/04/20	400,000,000
Maturity Value: $400,498,000
Settlement Date: 05/02/19

Collateralized by U.S. Treasury Bonds, 3.750% to 3.875%, due
08/15/40 to 08/15/41, U.S. Treasury Inflation-Indexed Bonds,
0.625% to 2.500%, due 01/15/29 to 02/15/44, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.750%, due 04/15/22 to
01/15/30 and U.S. Treasury Notes, 0.125% to 3.000%, due
05/15/23 to 08/15/30. The aggregate market value of the
collateral, including accrued interest, was $408,000,084.

Natixis-New York Branch
500,000,000	0.090		09/01/20	500,000,000
Maturity Value: $500,001,250

Collateralized by Federal National Mortgage Association, 2.500%
to 4.000%, due 07/01/40 to 07/01/50, Federal National
Mortgage Association Stripped Security, 0.000%, due
05/15/30, Government National Mortgage Association, 3.500%
to 9.000%, due 04/20/21 to 07/20/50, a U.S. Treasury Bill,
0.000%, due 05/20/21, U.S. Treasury Bonds, 1.375% to
8.000%, due 11/15/21 to 08/15/50, U.S. Treasury Inflation-
Indexed Bonds, 0.750% to 0.875%, due 02/15/42 to 02/15/47,
U.S. Treasury Inflation-Indexed Notes, 0.625%, due 04/15/23
to 01/15/26 and U.S. Treasury Notes, 1.125% to 2.875%, due
08/31/21 to 05/15/28. The aggregate market value of the
collateral, including accrued interest, was $513,022,877.

Nomura Securities International, Inc.
11,600,000	0.090		09/01/20	11,600,000
Maturity Value: $11,600,029

Collateralized by Federal Home Loan Mortgage Corp. Stripped
Security, 0.000%, due 03/15/31, Tennessee Valley Authority,
0.000%, due 09/15/39 and a U.S. Treasury Interest-Only
Stripped Security, 0.000%, due 05/15/38. The aggregate market value of the collateral, including accrued interest, was
$11,832,000.

Repurchase Agreements(c) – (continued)
Nomura Securities International, Inc. – (continued)
3,500,000,000	0.090		09/01/20	3,500,000,000
Maturity Value: $3,500,008,750

Collateralized by Federal Farm Credit Bank, 0.875% to 3.470%,
due 10/13/22 to 03/09/38,Federal Home Loan Bank, 0.000% to
5.500%, due 09/17/20 to 07/15/36,Federal Home Loan
Mortgage Corp., 0.125% to 6.750%, due 08/12/21 to 07/01/50,
Federal Home Loan Mortgage Corp. Stripped Securities,
0.000%, due 03/15/31 to 07/15/31, Federal National Mortgage
Association, 0.360% to 7.125%, due 09/16/20 to 09/01/50,
Federal National Mortgage Association Stripped Securities,
0.000%, due 09/23/27 to 05/15/30, Government National
Mortgage Association, 3.500% to 5.000%, due 05/15/41 to
01/20/50, Tennessee Valley Authority, 0.000% to 4.875%, due
03/15/23 to 04/01/56, U.S. Treasury Bills, 0.000%, due
01/05/21 to 02/25/21, U.S. Treasury Bonds, 2.500% to 6.625%,
due 02/15/27 to 11/15/46, U.S. Treasury Inflation-Indexed
Bonds, 0.625% to 1.750%, due 01/15/28 to 02/15/46, U.S.
Treasury Inflation-Indexed Notes, 0.125% to 0.625%, due
04/15/22 to 01/15/30, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/24 to 02/15/45 and U.S.
Treasury Notes, 1.375% to 2.875%, due 10/31/20 to 11/15/24.
The aggregate market value of the collateral, including accrued interest, was $3,570,911,729.

Norinchukin Bank (The)
700,000,000	0.140		09/03/20	700,000,000
Maturity Value: $700,076,222
Settlement Date: 08/06/20

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29,
U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.125%, due
01/15/21 to 01/15/27 and U.S. Treasury Notes, 2.000%, due
06/30/24 to 11/15/26. The aggregate market value of the
collateral, including accrued interest, was $714,000,046.

Northwestern Mutual Life Insurance Company
516,600,000	0.100		09/01/20	516,600,000
Maturity Value: $516,601,435
Collateralized by a U.S. Treasury Bond, 6.375%, due 08/15/27. The market value of the collateral, including accrued interest, was $526,932,000.

Prudential Insurance Company of America (The)
8,595,000	0.100		09/01/20	8,595,000
Maturity Value: $8,595,024
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/26. The market value of the collateral, including accrued interest, was $8,766,900.
10,813,125	0.100		09/01/20	10,813,125
Maturity Value: $10,813,155
Collateralized by a U.S. Treasury Bond, 6.625%, due 02/15/27. The market value of the collateral, including accrued interest, was $11,029,388.
15,270,000	0.100		09/01/20	15,270,000
Maturity Value: $15,270,042
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $15,575,400.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Prudential Insurance Company of America (The) – (continued)
$18,187,500	0.100%		09/01/20	$18,187,500
Maturity Value: $18,187,551
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/41. The market value of the collateral, including accrued interest, was $18,551,250.
21,156,250	0.100		09/01/20	21,156,250
Maturity Value: $21,156,309
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/33. The market value of the collateral, including accrued interest, was $21,579,375.
21,562,500	0.100		09/01/20	21,562,500
Maturity Value: $21,562,560
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/32. The market value of the collateral, including accrued interest, was $21,993,750.
22,823,750	0.100		09/01/20	22,823,750
Maturity Value: $22,823,813
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/41. The market value of the collateral, including accrued interest, was $23,280,225.
25,110,000	0.100		09/01/20	25,110,000
Maturity Value: $25,110,070
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/43. The market value of the collateral, including accrued interest, was $25,612,200.
25,451,250	0.100		09/01/20	25,451,250
Maturity Value: $25,451,321
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/38. The market value of the collateral, including accrued interest, was $25,960,275.
26,125,000	0.100		09/01/20	26,125,000
Maturity Value: $26,125,073
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 02/15/44. The market value of the collateral, including accrued interest, was $26,647,500.
27,212,500	0.100		09/01/20	27,212,500
Maturity Value: $27,212,576
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/39. The market value of the collateral, including accrued interest, was $27,756,750.
31,350,000	0.100		09/01/20	31,350,000
Maturity Value: $31,350,087
Collateralized by a U.S. Treasury Bond, 0.000%, due 02/15/35. The market value of the collateral, including accrued interest, was $31,977,000.
33,906,250	0.100		09/01/20	33,906,250
Maturity Value: $33,906,344
Collateralized by a U.S. Treasury Bond, 3.125%, due 05/15/48. The market value of the collateral, including accrued interest, was $34,584,375.
34,625,000	0.100		09/01/20	34,625,000
Maturity Value: $34,625,096
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 11/15/43. The market value of the collateral, including accrued interest, was $35,317,500.

Repurchase Agreements(c) – (continued)
Prudential Insurance Company of America (The) – (continued)
36,000,000	0.100		09/01/20	36,000,000
Maturity Value: $36,000,100
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/36. The market value of the collateral, including accrued interest, was $36,720,000.
56,643,750	0.100		09/01/20	56,643,750
Maturity Value: $56,643,907
Collateralized by a U.S. Treasury Bond, 2.750%, due 08/15/47. The market value of the collateral, including accrued interest, was $57,776,625.
60,468,750	0.100		09/01/20	60,468,750
Maturity Value: $60,468,918
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 05/15/36. The market value of the collateral, including accrued interest, was $61,678,125.
96,562,500	0.100		09/01/20	96,562,500
Maturity Value: $96,562,768
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/47. The market value of the collateral, including accrued interest, was $98,493,750.
107,625,000	0.100		09/01/20	107,625,000
Maturity Value: $107,625,299
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/41. The market value of the collateral, including accrued interest, was $109,777,500.
127,250,000	0.100		09/01/20	127,250,000
Maturity Value: $127,250,353
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $129,795,000.
153,832,500	0.100		09/01/20	153,832,500
Maturity Value: $153,832,927
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $156,909,150.
189,750,000	0.100		09/01/20	189,750,000
Maturity Value: $189,750,527
Collateralized by a U.S. Treasury Note, 0.000%, due 08/15/27. The market value of the collateral, including accrued interest, was $193,545,000.

Royal Bank of Canada
1,750,000,000	0.090		09/01/20	1,750,000,000
Maturity Value: $1,750,004,375

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 10/01/30 to 09/01/50 and Federal National
Mortgage Association, 2.000% to 5.550%, due 01/01/24 to
08/01/59. The aggregate market value of the collateral,
including accrued interest, was $1,785,000,005.

995,000,000	0.120	(d)	09/07/20	995,000,000
Maturity Value: $995,305,130
Settlement Date: 08/17/20

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
4.500%, due 02/01/42 to 09/01/50 and Federal National
Mortgage Association, 2.000% to 4.000%, due 02/01/44 to
08/01/59. The aggregate market value of the collateral,
including accrued interest, was $1,014,900,000.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Royal Bank of Canada – (continued)
$1,990,000,000	0.130	% (d)	09/07/20	$1,990,000,000
Maturity Value: $1,990,646,748
Settlement Date: 07/10/20

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 08/01/42 to 05/01/49 and Federal National
Mortgage Association, 2.000% to 4.500%, due 10/01/26 to
08/01/50. The aggregate market value of the collateral,
including accrued interest, was $2,029,800,002.

2,485,000,000	0.130	(d)	09/07/20	2,485,000,000
Maturity Value: $2,485,807,623
Settlement Date: 07/17/20

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 04/01/33 to 09/01/50 and Federal National
Mortgage Association, 2.000% to 5.500%, due 07/01/28 to
04/01/59. The aggregate market value of the collateral,
including accrued interest, was $2,534,699,997.

2,485,000,000	0.130	(d)	09/07/20	2,485,000,000
Maturity Value: $2,485,816,596
Settlement Date: 07/20/20

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 08/01/42 to 09/01/50 and Federal National
Mortgage Association, 2.000% to 4.500%, due 08/01/35 to
08/01/50. The aggregate market value of the collateral,
including accrued interest, was $2,534,700,000.

Sumitomo Mitsui Banking Corp.
1,500,000,000	0.090		09/01/20	1,500,000,000
Maturity Value: $1,500,003,750
Collateralized by Federal National Mortgage Association, 2.000% to 3.000%, due 07/01/49 to 07/01/50. The aggregate market value of the collateral, including accrued interest, was $1,545,003,863.

Wells Fargo Securities, LLC
350,000,000	0.020		09/01/20	350,000,000
Maturity Value: $350,000,194

Collateralized by U.S. Treasury Bills, 0.000%, due 09/10/20 to
10/20/20 and a U.S. Treasury Note, 0.125%, due 06/30/22. The
aggregate market value of the collateral, including accrued
interest, was $357,000,087.

500,000,000	0.090		09/03/20	500,000,000
Maturity Value: $500,008,750
Settlement Date: 08/27/20
Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 5.500%, due 09/01/26 to 11/01/49. The aggregate market value of the collateral, including accrued interest, was $515,000,002.

TOTAL REPURCHASE AGREEMENTS				$60,507,620,625

TOTAL INVESTMENTS – 100.7%				$219,728,933,750

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%				(1,523,625,543)

NET ASSETS – 100.0%				$218,205,308,207

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

(b)	All or a portion represents a forward commitment.

(c)	Unless noted, all repurchase agreements were entered into on August 31, 2020. Additional information on Joint Repurchase Agreement Account I and III appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

(e)	All or a portion represents a forward commitment. Forward settling repurchase agreements will be collateralized at settlement.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 19.0%
Albion Capital LLC
$35,000,000	0.142%	09/04/20	$34,999,650
16,403,000	0.214	11/13/20	16,398,482
4,404,000	0.203	11/25/20	4,402,464
Alpine Securitization LLC
35,000,000	0.244	11/02/20	34,985,361
Antalis S.A.
18,000,000	0.244	11/09/20	17,994,400
Atlantic Asset Securitization LLC
25,000,000	0.285	09/15/20	24,993,750
BNG Bank N.V.
39,000,000	1.248	09/01/20	38,999,918
Chevron Corp.
30,000,000	2.575	10/01/20	29,997,933
China Construction Bank Corp.
20,000,000	0.560	09/21/20	19,997,585
35,000,000	0.387	09/29/20	34,993,092
Citigroup Global Markets Inc.
30,000,000	1.331	10/16/20	29,995,592
CNPC Finance (HK) Ltd.
30,000,000	0.468	09/01/20	29,999,897
Cooeperatieve Rabobank U.A.
150,000,000	0.081	09/01/20	149,999,621
Dexia Credit Local
19,543,000	0.153	09/08/20	19,542,609
35,000,000	0.203	11/18/20	34,991,782
Exxon Mobil Corp.
85,000,000	2.314	09/28/20	84,994,778
First Abu Dhabi Bank P.J.S.C.
33,000,000	0.254	10/14/20	32,995,361
30,000,000	0.214	11/13/20	29,991,737
Industrial & Commercial Bank of China Ltd.-New York Branch
39,000,000	0.295	11/30/20	38,971,312
Ionic Capital II Trust
21,671,000	0.458	10/08/20	21,663,840
Landesbank Hessen-Thueringen Girozentrale
55,000,000	0.817	10/26/20	54,989,134
LMA-Americas LLC
20,000,000	0.305	10/09/20	19,996,295
Manhattan Asset Funding Company LLC
20,687,000	0.295	09/17/20	20,686,267
15,400,000	0.315	09/21/20	15,398,886
Matchpoint Finance PLC
50,000,000	0.305	09/28/20	49,994,595
20,000,000	0.214	11/02/20	19,994,750
Mitsubishi UFJ Trust and Banking Corp.-Singapore Branch
30,000,000	0.214	11/09/20	29,992,242
MUFG Bank Ltd.
42,008,000	2.750 (a)	09/14/20	42,040,956
Nordea Bank ABP
40,000,000	0.173	11/23/20	39,986,560
NRW.Bank
33,310,000	0.173	11/20/20	33,297,859
Ridgefield Funding Company, LLC
75,000,000	0.315	10/05/20	74,988,188
50,000,000	0.214	11/04/20	49,987,993

Commercial Paper and Corporate Obligations – (continued)
Salisbury Receivables Company LLC
12,720,000	0.163	09/03/20	12,719,905
Societe Generale
13,000,000	0.479	11/12/20	12,996,204
Thunder Bay Funding, LLC
15,000,000	0.530	10/22/20	14,997,443
Versailles Commercial Paper LLC
15,000,000	0.275	10/06/20	14,997,570
10,000,000	0.275	10/07/20	9,998,335

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $1,247,571,133)			$1,247,972,346

Certificate of Deposit-Eurodollar – 0.3%
Sumitomo Mitsui Trust Bank, Ltd.
$20,000,000	1.020%	09/09/20	$19,999,250
(Cost $19,995,490)

Certificates of Deposit-Yankeedollar – 4.3%
Banco Del Estado De Chile
$11,415,000	0.250%	11/06/20	$11,416,380
China Construction Bank Corp.
20,000,000	0.380	11/06/20	19,998,657
Mizuho Bank, Ltd-New York Branch
10,000,000	0.290	10/14/20	10,001,661
National Bank of Kuwait S.A.K.P
30,000,000	0.300	11/09/20	30,002,154
40,000,000	0.300	11/16/20	40,001,707
Norinchukin Bank (The)
20,000,000	0.300	09/01/20	20,000,122
21,000,000	0.970	09/08/20	21,004,090
20,000,000	0.320	09/18/20	20,001,969
20,000,000	0.220	11/06/20	20,001,301
15,350,000	0.210	11/24/20	15,350,471
Sumitomo Mitsui Banking Corp.
35,000,000	0.300	09/25/20	35,004,421
40,000,000	0.200	11/04/20	40,003,392

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $282,765,000)			$282,786,325

Time Deposit – 12.6%
Bank of New York Mellon (The)
$250,000,000	0.080%	09/01/20	$249,992,743
Credit Industriel et Commercial
100,000,000	0.100	09/01/20	99,997,152
DNB Bank ASA
83,000,000	0.080	09/01/20	83,000,000
Nordea Bank ABP
100,000,000	0.080	09/01/20	99,997,097
Royal Bank of Canada
150,000,000	0.090	09/01/20	149,995,688

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Time Deposit – (continued)
Skandinaviska Enskilda Banken AB
$150,000,000	0.080%		09/01/20	$149,995,645

TOTAL TIME DEPOSIT
(Cost $833,000,000)				$832,978,325

U.S. Government Agency Obligations – 0.2%
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
$10,000,000	0.140	%(b)	09/07/20	$10,000,000
5,000,000	0.180	(b)	09/07/20	5,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $15,000,000)				$15,000,000

U.S. Treasury Obligations – 30.8%
United States Treasury Bills
$118,600,000	0.092%		09/01/20	$118,600,000
3,900,000	0.097		09/03/20	3,899,982
116,100,000	0.102		09/03/20	116,099,468
1,600,000	0.103		09/03/20	1,599,993
1,600,000	0.097		09/10/20	1,599,964
29,800,000	0.086		09/17/20	29,798,775
5,700,000	0.081		09/22/20	5,699,692
200,000	0.081		09/24/20	199,989
9,700,000	0.158		09/24/20	9,699,442
6,800,000	0.079		10/01/20	6,799,419
5,200,000	0.081		10/01/20	5,199,556
2,300,000	0.086		10/01/20	2,299,804
1,300,000	0.153		10/06/20	1,299,877
4,900,000	0.084		10/08/20	4,899,515
10,100,000	0.086		10/08/20	10,099,001
200,000	0.086		10/13/20	199,977
1,800,000	0.092		10/13/20	1,799,790
200,000	0.093		10/13/20	199,977
9,000,000	0.147		10/13/20	8,998,950
32,000,000	0.153		10/13/20	31,996,267
2,700,000	0.142		10/15/20	2,699,670
135,000,000	0.092		10/20/20	134,981,166
200,000	0.142		10/20/20	199,972
4,900,000	0.147		10/20/20	4,899,316
5,600,000	0.112		10/22/20	5,599,167
6,100,000	0.112		10/22/20	6,099,093
25,000,000	0.122		10/22/20	24,996,281
3,300,000	0.123		10/22/20	3,299,509
10,400,000	0.153		10/22/20	10,398,453
131,100,000	0.158		10/22/20	131,080,499
450,000	0.092	(c)	10/27/20	449,925
100,000	0.153		10/27/20	99,983
51,650,000	0.158		10/29/20	51,641,471
1,100,000	0.122		11/03/20	1,099,827
45,400,000	0.132		11/03/20	45,392,850
1,200,000	0.133		11/03/20	1,199,811
6,180,000	0.097		11/05/20	6,178,856
55,275,000	0.102		11/05/20	55,264,770

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
200,000	0.112		11/10/20	199,965
3,000,000	0.107		11/12/20	2,999,370
7,900,000	0.092		11/19/20	7,898,136
200,000	0.097		11/19/20	199,953
15,400,000	0.102		11/19/20	15,396,367
72,300,000	0.107		11/19/20	72,282,944
12,900,000	0.117		11/19/20	12,896,957
28,120,000	0.122		11/19/20	28,113,366
4,600,000	0.102		11/24/20	4,599,141
10,900,000	0.107		11/24/20	10,897,965
50,100,000	0.188		11/24/20	50,090,648
19,100,000	0.097		11/27/20	19,094,865
18,700,000	0.098		11/27/20	18,694,973
55,500,000	0.102	(c)	11/27/20	55,485,079
141,000,000	0.112		12/01/20	140,966,140
44,800,000	0.098		12/08/20	44,784,755
130,800,000	0.107		12/08/20	130,755,491
400,000	0.122		12/15/20	399,883
33,100,000	0.105		12/17/20	33,088,932
15,900,000	0.107		12/17/20	15,894,684
69,100,000	0.112		12/17/20	69,076,895
4,700,000	0.107		12/22/20	4,698,684
34,100,000	0.148		12/22/20	34,090,452
700,000	0.102		12/24/20	699,734
5,800,000	0.107		12/24/20	5,797,796
7,200,000	0.108		12/24/20	7,197,264
30,100,000	0.112		12/24/20	30,088,562
92,800,000	0.178		12/24/20	92,764,736
3,200,000	0.124		12/29/20	3,198,836
360,000	0.133		12/29/20	359,869
1,300,000	0.112		01/19/21	1,299,419
75,000,000	0.122		01/19/21	74,966,459
6,700,000	0.114		01/26/21	6,696,580
72,000,000	0.117		01/26/21	71,963,250
3,900,000	0.117	(c)	02/02/21	3,898,165
9,000,000	0.112		02/18/21	8,994,900
65,100,000	0.122		02/18/21	65,063,110
27,500,000	0.122		02/25/21	27,483,099
21,500,000	0.117	(c)	03/04/21	21,487,057

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,041,095,464)				$2,041,134,538

Variable Rate Municipal Debt Obligations(d) – 7.7%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$18,600,000	0.180%		09/07/20	$18,600,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
45,800,000	0.090		09/07/20	45,800,000
City of Murray, Utah Hospital VRDN RB for IHC Health Services, Inc. Series 2003 A
30,000,000	0.060		09/07/20	30,000,000

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Municipal Debt Obligations(d) – (continued)
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
$30,400,000	0.210%		09/07/20	$30,400,000
Commonwealth of Massachusetts GO VRDN for Central Artery/ Ted Williams Tunnel Infrastructure Loan Act Series 2000 A RMKT (Citibank N.A., SPA)
15,000,000	0.070		09/07/20	15,000,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2016 Subseries E-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)
24,570,000	0.080		09/07/20	24,570,000
Connecticut Housing Finance Authority VRDN RB Mortgage Finance Program Series 2018 A, Subseries A-3 (Bank of America N.A. SPA)
9,000,000	0.080		09/07/20	9,000,000
Mass General Brigham Inc.
150,000	0.090		09/07/20	150,000
Michigan Finance Authority VRDN RB for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
20,000,000	0.130		09/07/20	20,000,000
New Mexico Hospital Equipment Loan Council VRDN RB Refunding for Presbyterian Healthcare Services Series 2019 C (JPMorgan Chase Bank N.A., SPA)
35,000,000	0.120		09/07/20	35,000,000
Providence Health & Services Obligated Group VRDN RB Series 2012-E (U.S. Bank N.A., SBPA)
60,000,000	0.250		09/07/20	60,000,000
Providence St. Joseph Health Obligated Group VRDN Series 16G (Bank of Tokyo-Mitsubishi UFJ, LOC)
35,950,000	0.170		09/07/20	35,950,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
35,025,000	0.120		09/07/20	35,025,000
State of Texas GO VRDN Refunding for Veterans Bonds Series 2011 C (FHLB, SPA)
22,735,000	0.100		09/07/20	22,735,000
State of Texas GO VRDN Veterans Bonds Series 2019 (JPMorgan Chase Bank N.A., SPA)
52,000,000	0.090		09/07/20	52,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A
16,000,000	0.090		09/07/20	16,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C
15,000,000	0.090		09/07/20	15,000,000
University of Colorado Hospital Authority VRDN RB Series 2019 A
25,000,000	0.080		09/07/20	25,000,000
Valdez Alaska Marine Terminal
135,000	0.030		09/01/20	135,000
Washington Health Care Facilities Authority Revenue Bonds Series 2012 C
17,740,000	0.090		09/07/20	17,740,000

Variable Rate Municipal Debt Obligations(d) – (continued)
Washington Health Care Facilities Authority VRDN RB Series 2012 D
8,550,000	0.090		09/07/20	8,550,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $516,654,989)				$516,655,000

Variable Rate Obligations(b) – 13.0%
Bank of Montreal (3 Mo. LIBOR + 0.08%)
$60,550,000	0.395%		09/11/20	$60,551,966
Bank of Montreal (1 Mo. LIBOR + 0.30%)
10,000,000	0.455		10/09/20	10,003,263
Bank of Nova Scotia (The) (FEDL01 + 0.40%)
29,650,000	0.490		09/14/20	29,652,666
BNP Paribas-New York Branch (3 Mo. LIBOR + 0.20%)
15,485,000	0.468		10/09/20	15,488,657
Collateralized Commercial Paper Flex Co., LLC (3 Mo. LIBOR + 0.05%)
35,000,000	0.306	(a)	10/23/20	35,004,865
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.11%)
60,000,000	0.409	(a)	09/17/20	60,003,996
Credit Suisse AG-New York Branch (SOFR + 0.21%)
27,000,000	0.280		11/18/20	27,007,108
Credit Suisse AG-New York Branch (SOFR + 0.48%)
13,550,000	0.550		10/02/20	13,554,938
Mizuho Bank, Ltd.-New York Branch (1 Mo. LIBOR + 0.08%)
34,000,000	0.243		09/11/20	34,001,042
Murray City, Utah Hospital VRDN RB for IHC Health Services, Inc. Series 2003 B
24,000,000	0.060		09/07/20	24,000,000
National Australia Bank Ltd. (3 Mo. LIBOR + 0.13%)
40,000,000	0.379	(a)	11/05/20	40,011,369
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)
27,045,000	0.130		09/07/20	27,045,000
Nordea Bank ABP-New York Branch (3 Mo. LIBOR + 0.16%)
75,000,000	0.416		10/23/20	75,022,297
Oversea-Chinese Banking Corp., Ltd. (3 Mo. LIBOR + 0.10%)
75,000,000	0.437	(a)	09/03/20	75,000,312
Skandinaviska Enskilda Banken AB (3 Mo. LIBOR + 0.17%)
18,322,000	0.441		10/16/20	18,326,475
Skandinaviska Enskilda Banken AB (3 Mo. LIBOR + 0.08%)
115,000,000	0.384		10/05/20	115,010,527
Standard Chartered Bank-New York Branch (SOFR + 0.22%)
20,000,000	0.290		11/16/20	20,005,559
Svenska Handelsbanken AB (3 Mo. LIBOR + 0.28%)
20,010,000	0.588		09/11/20	20,011,650
Svenska Handelsbanken AB-New York Branch (3 Mo. LIBOR + 0.16%)
36,989,000	0.431		10/16/20	36,998,035
Toyota Motor Credit Corp. (SOFR + 0.40%)
65,000,000	0.490		10/23/20	65,020,641

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(b) – (continued)
Westpac Banking Corp. (3 Mo. LIBOR + 0.13%)
$60,000,000	0.398	% (a)	10/30/20	$60,015,454

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $861,608,103)				$861,735,820

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $5,817,690,179)				$5,818,261,604

Repurchase Agreements(e) – 12.4%
BofA Securities, Inc.
$180,000,000	0.180%		09/01/20	$180,000,337
Maturity Value: $180,000,900
Collateralized by various equity securities. The market value of the collateral, including accrued interest, was $194,400,091.

ING Financial Markets LLC
40,000,000	0.180		09/01/20	40,000,075
Maturity Value: $40,000,200

Collateralized by various corporate security issuers, 1.375% to
5.300%, due 10/21/20 to 08/08/56 and various sovereign debt
security issuers, 4.875% to 6.875%, due 01/23/29 to 04/16/43.
The aggregate market value of the collateral, including accrued interest, was $42,877,007.

100,000,000	0.230		09/01/20	100,000,324
Maturity Value: $100,000,639

Collateralized by various corporate security issuers, 4.560% to
6.750%, due 01/27/25 to 06/03/50 and various sovereign debt
security issuers, 6.490% to 6.840%, due 01/23/27 to 01/23/30.
The aggregate market value of the collateral, including accrued interest, was $110,000,001.

Joint Account III
250,000,000	0.090		09/01/20	249,999,852
Maturity Value: $250,000,625

Mizuho Securities USA LLC
30,000,000	0.380		09/01/20	30,000,220
Maturity Value: $30,000,317
Collateralized by a U.S. Treasury Bond, 2.375%, due 11/15/49. The market value of the collateral, including accrued interest, was $30,600,021.

MUFG Securities Americas Inc.
110,000,000	0.250		09/01/20	110,000,417
Maturity Value: $110,000,764

Collateralized by an Exchange-Traded Fund, various corporate security issuers, 0.000% to 6.000%, due 02/01/23 to 09/01/26 and various equity securities. The aggregate market value of the collateral, including accrued interest, was $119,002,068.

Scotia Capital (USA) Inc.
45,000,000	0.330		09/01/20	45,000,269
Maturity Value: $45,000,413
Collateralized by various corporate security issuers, 0.581% to 10.500%, due 12/01/20 to 12/31/99. The aggregate market value of the collateral, including accrued interest, was $48,916,078.

Repurchase Agreements(e) – (continued)
Wells Fargo Securities, LLC
68,000,000	0.230		09/04/20	68,000,000
Maturity Value: $68,003,041
Settlement Date: 08/28/20
Collateralized by various corporate security issuers, 0.000% to 0.750%, due 09/10/20 to 12/05/22. The aggregate market value of the collateral, including accrued interest, was $71,199,999.

TOTAL REPURCHASE AGREEMENTS
(Cost $823,000,000)				$823,001,494

TOTAL INVESTMENTS – 100.3%
(Cost $6,640,690,179)				$6,641,263,098

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%				(21,423,238)

NET ASSETS – 100.0%				$6,619,839,860

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

(c)	All or a portion represents a forward commitment.

(d)	Rate shown is that which is in effect on August 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)	Unless noted, all repurchase agreements were entered into on August 31, 2020. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
FHLB	—Insured by Federal Home Loan Bank
GO	—General Obligation
IHC	—Intermountain Health Care
LIBOR	—London Interbank Offered Rates
LOC	—Letter of Credit
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – 24.4%
Albion Capital LLC
$20,000,000	0.142%	09/04/20	$19,999,800
17,000,000	0.305	09/15/20	16,999,363
13,000,000	0.214	11/13/20	12,996,419
3,434,000	0.203	11/25/20	3,432,802
Alpine Securitization LLC
26,000,000	0.244	11/02/20	25,989,125
13,000,000	0.275	11/19/20	12,993,269
Antalis S.A.
15,000,000	0.244	11/09/20	14,995,333
Atlantic Asset Securitization LLC
20,000,000	0.224	10/27/20	19,997,182
Banner Health
10,000,000	0.450	09/16/20	10,000,220
Chariot Funding LLC
25,000,000	0.234	10/20/20	24,995,937
China Construction Bank Corp.
15,000,000	0.560	09/21/20	14,998,189
25,000,000	0.387	09/29/20	24,995,066
Citigroup Global Markets Inc.
30,750,000	1.331	10/16/20	30,745,482
CNPC Finance (HK) Ltd.
25,000,000	0.468	09/01/20	24,999,914
Columbia Funding Company, LLC
49,500,000	0.275	09/03/20	49,499,459
Cooeperatieve Rabobank U.A.
80,000,000	0.081	09/01/20	79,999,798
Dexia Credit Local
15,970,000	0.153	09/08/20	15,969,681
17,000,000	0.510	10/28/20	16,996,741
24,000,000	0.203	11/18/20	23,994,364
First Abu Dhabi Bank P.J.S.C.
25,000,000	0.254	10/14/20	24,996,486
20,000,000	0.214	11/13/20	19,994,491
Ionic Capital II Trust
17,246,000	0.458	10/08/20	17,240,302
Kells Funding, LLC
20,000,000	0.244	09/10/20	19,999,589
40,000,000	0.275	09/25/20	39,996,194
Landesbank Hessen-Thueringen Girozentrale
45,000,000	0.817	10/26/20	44,991,110
Lime Funding LLC
9,668,000	0.203	10/07/20	9,666,291
LMA-Americas LLC
20,000,000	0.305	10/09/20	19,996,295
Manhattan Asset Funding Company LLC
9,000,000	0.315	10/01/20	8,998,783
18,000,000	0.244	10/14/20	17,997,404
20,000,000	0.214	11/13/20	19,995,190
Matchpoint Finance PLC
40,000,000	0.305	09/28/20	39,995,676
20,000,000	0.214	11/02/20	19,994,750
15,000,000	0.203	11/16/20	14,995,187
Mitsubishi UFJ Trust and Banking Corp.-Singapore Branch
20,000,000	0.214	11/09/20	19,994,828
Nationwide Building Society
25,000,000	0.163	09/11/20	24,998,930

Commercial Paper and Corporate Obligations – (continued)
Nordea Bank ABP
44,450,000	0.173	11/23/20	44,435,065
Ridgefield Funding Company, LLC
50,000,000	0.315	10/05/20	49,992,125
17,750,000	0.214	11/04/20	17,745,738
Salisbury Receivables Company LLC
10,394,000	0.163	09/03/20	10,393,922
10,000,000	0.295	09/16/20	9,999,596
Shell International Finance B.V.
10,000,000	2.022	09/28/20	9,998,787
Societe Generale
13,700,000	0.479	11/12/20	13,696,000
Starbird Funding Corp.
30,000,000	0.326	09/08/20	29,999,293
20,000,000	0.407	09/18/20	19,998,480
Sumitomo Mitsui Trust Bank, Ltd.-Singapore Branch
25,000,000	0.224	11/12/20	24,991,686
Thunder Bay Funding, LLC
10,350,000	0.530	10/22/20	10,348,236
Toronto-Dominion Bank (The)
60,000,000	0.285	09/23/20	59,995,745
Versailles Commercial Paper LLC
25,000,000	0.275	10/07/20	24,995,837
Victory Receivables Corp.
10,000,000	0.214	09/18/20	9,999,315
25,000,000	0.214	10/26/20	24,993,739

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS
(Cost $1,169,814,454)			$1,170,033,214

Certificate of Deposit – 0.7%
HSBC Bank USA, N.A.
$35,000,000	1.000%	10/16/20	$35,034,028
(Cost $35,000,000)

Certificates of Deposit-Yankeedollar – 5.5%
Banco Del Estado De Chile
$7,578,000	0.250%	11/06/20	$7,578,916
Bank of Montreal
18,000,000	0.200	11/16/20	18,001,885
China Construction Bank Corp.
15,000,000	0.380	11/06/20	14,998,993
Mizuho Bank, Ltd.-New York Branch
35,000,000	0.270	09/15/20	35,002,186
Mizuho Bank, Ltd-New York Branch
12,000,000	0.290	10/14/20	12,001,993
National Bank of Kuwait S.A.K.P
20,000,000	0.500	09/18/20	20,003,258
5,000,000	0.300	11/09/20	5,000,359
15,000,000	0.300	11/16/20	15,000,640
Norinchukin Bank (The)
15,000,000	0.300	09/01/20	15,000,091
30,000,000	0.320	09/18/20	30,002,954
18,150,000	0.210	11/24/20	18,150,556

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Certificates of Deposit-Yankeedollar – (continued)
Societe Generale
$15,000,000	0.630%		10/29/20	$15,011,567
Standard Chartered Bank-New York Branch
20,408,000	1.200		09/22/20	20,420,772
Sumitomo Mitsui Banking Corp.
40,000,000	0.200		11/04/20	40,003,392

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR
(Cost $266,136,000)				$266,177,562

Time Deposit – 6.6%
DNB Bank ASA
$79,000,000	0.080%		09/01/20	$79,000,000
Nordea Bank ABP
80,000,000	0.080		09/01/20	79,997,677
Royal Bank of Canada
80,000,000	0.090		09/01/20	79,997,700
Skandinaviska Enskilda Banken AB
80,000,000	0.080		09/01/20	79,997,678

TOTAL TIME DEPOSIT
(Cost $319,000,000)				$318,993,055

U.S. Government Agency Obligations – 0.3%
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
$7,587,788	0.140	%(a)	09/07/20	$7,587,788
5,000,000	0.180	(a)	09/07/20	5,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,587,788)				$12,587,788

U.S. Treasury Obligations – 34.1%
United States Treasury Bills
$92,600,000	0.092%		09/01/20	$92,600,000
3,100,000	0.097		09/03/20	3,099,986
92,800,000	0.102		09/03/20	92,799,575
1,300,000	0.103		09/03/20	1,299,994
1,400,000	0.097		09/10/20	1,399,969
23,900,000	0.086		09/17/20	23,899,017
5,000,000	0.081		09/22/20	4,999,730
100,000	0.081		09/24/20	99,994
8,500,000	0.158		09/24/20	8,499,511
6,000,000	0.079		10/01/20	5,999,487
4,600,000	0.081		10/01/20	4,599,607
2,000,000	0.086		10/01/20	1,999,829
1,100,000	0.153		10/06/20	1,099,896
4,300,000	0.084		10/08/20	4,299,575
8,900,000	0.086		10/08/20	8,899,120
200,000	0.086		10/13/20	199,977
1,500,000	0.092		10/13/20	1,499,825
200,000	0.093		10/13/20	199,977
7,900,000	0.147		10/13/20	7,899,078
26,200,000	0.153		10/13/20	26,196,943

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
2,300,000	0.142		10/15/20	2,299,719
110,000,000	0.092		10/20/20	109,984,654
200,000	0.142		10/20/20	199,972
4,300,000	0.147		10/20/20	4,299,400
4,700,000	0.112		10/22/20	4,699,301
5,100,000	0.112		10/22/20	5,099,241
20,900,000	0.122		10/22/20	20,896,891
2,800,000	0.123		10/22/20	2,799,584
9,100,000	0.153		10/22/20	9,098,646
112,500,000	0.158		10/22/20	112,483,266
360,000	0.092	(b)	10/27/20	359,940
100,000	0.153		10/27/20	99,983
41,400,000	0.158		10/29/20	41,393,163
1,000,000	0.122		11/03/20	999,843
37,100,000	0.132		11/03/20	37,094,157
1,000,000	0.133		11/03/20	999,843
4,920,000	0.097		11/05/20	4,919,089
41,300,000	0.102		11/05/20	41,292,357
200,000	0.112		11/10/20	199,965
2,300,000	0.107		11/12/20	2,299,517
6,100,000	0.092		11/19/20	6,098,561
200,000	0.097		11/19/20	199,953
11,800,000	0.102		11/19/20	11,797,216
56,900,000	0.107		11/19/20	56,886,577
10,300,000	0.117		11/19/20	10,297,570
22,680,000	0.122		11/19/20	22,674,650
3,700,000	0.102		11/24/20	3,699,309
8,865,000	0.107		11/24/20	8,863,345
43,300,000	0.188		11/24/20	43,291,917
16,200,000	0.097		11/27/20	16,195,645
14,800,000	0.098		11/27/20	14,796,021
45,400,000	0.102	(b)	11/27/20	45,387,794
106,200,000	0.168		12/01/20	106,174,497
33,800,000	0.098		12/08/20	33,788,499
102,700,000	0.107		12/08/20	102,665,053
300,000	0.122		12/15/20	299,913
28,400,000	0.105		12/17/20	28,390,504
12,100,000	0.107		12/17/20	12,095,954
54,200,000	0.112		12/17/20	54,181,877
3,700,000	0.107		12/22/20	3,698,964
27,960,000	0.148		12/22/20	27,952,171
700,000	0.102		12/24/20	699,734
4,800,000	0.107		12/24/20	4,798,176
5,900,000	0.108		12/24/20	5,897,758
25,100,000	0.112		12/24/20	25,090,462
81,500,000	0.178		12/24/20	81,469,030
2,600,000	0.124		12/29/20	2,599,055
270,000	0.133		12/29/20	269,902
1,200,000	0.112		01/19/21	1,199,463
55,000,000	0.122		01/19/21	54,975,403
5,300,000	0.114		01/26/21	5,297,295
56,400,000	0.117		01/26/21	56,371,212
3,100,000	0.117	(b)	02/02/21	3,098,475
7,900,000	0.112		02/18/21	7,895,523
51,000,000	0.122		02/18/21	50,971,100

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
$22,500,000	0.122%		02/25/21	$22,486,172
16,000,000	0.117	(b)	03/04/21	15,990,368

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,641,620,776)				$1,641,654,739

Variable Rate Municipal Debt Obligations(c) – 8.8%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$8,000,000	0.180%		09/07/20	$8,000,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
25,000,000	0.090		09/07/20	25,000,000
City of Murray, Utah Hospital VRDN RB for IHC Health Services, Inc. Series 2003 A
25,000,000	0.060		09/07/20	25,000,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
24,800,000	0.210		09/07/20	24,800,000
Connecticut Housing Finance Authority VRDN RB Mortgage Finance Program Series 2018 A, Subseries A-3 (Bank of America N.A. SPA)
7,000,000	0.080		09/07/20	7,000,000
Michigan Finance Authority VRDN RB for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
20,000,000	0.130		09/07/20	20,000,000
New Mexico Hospital Equipment Loan Council VRDN RB Refunding for Presbyterian Healthcare Services Series 2019 C (JPMorgan Chase Bank N.A., SPA)
27,000,000	0.120		09/07/20	27,000,000
Providence Health & Services Obligated Group VRDN RB Series 2012-E (U.S. Bank N.A., SBPA)
49,390,000	0.250		09/07/20	49,390,000
Providence St. Joseph Health Obligated Group VRDN Series 16G (Bank of Tokyo-Mitsubishi UFJ, LOC)
20,000,000	0.170		09/07/20	20,000,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
30,000,000	0.120		09/07/20	30,000,000
State of Texas GO VRDN Refunding for Veterans Bonds Series 2011 C (FHLB, SPA)
18,495,000	0.100		09/07/20	18,495,000
State of Texas GO VRDN Veterans Bonds Series 2019 (JPMorgan Chase Bank N.A., SPA)
41,025,000	0.090		09/07/20	41,025,000
State of Texas Veterans Bonds, Series 2012 B
46,425,000	0.130		09/07/20	46,425,000
State of Texas Veterans Housing Assistance Program Fund II Series 2003 A
11,500,000	0.170		09/07/20	11,500,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A
14,000,000	0.090		09/07/20	14,000,000

Variable Rate Municipal Debt Obligations(c) – (continued)
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C
15,000,000	0.090		09/07/20	15,000,000
University of Colorado Hospital Authority VRDN RB Series 2019 A
20,000,000	0.080		09/07/20	20,000,000
Washington Health Care Facilities Authority Revenue Bonds Series 2012 C
13,000,000	0.090		09/07/20	13,000,000
Washington Health Care Facilities Authority VRDN RB Series 2012 D
8,000,000	0.090		09/07/20	8,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS
(Cost $423,635,000)				$423,635,000

Variable Rate Obligations(a) – 6.8%
Bank of Montreal (3 Mo. LIBOR + 0.08%)
$20,950,000	0.395%		09/11/20	$20,950,680
Bank of Montreal (3 Mo. LIBOR + 0.17%)
12,155,000	0.447		10/08/20	12,157,307
Collateralized Commercial Paper Flex Co., LLC (3 Mo. LIBOR + 0.05%)
35,000,000	0.306	(d)	10/23/20	35,004,865
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.11%)
20,000,000	0.409	(d)	09/17/20	20,001,332
Credit Suisse AG-New York Branch (SOFR + 0.21%)
10,000,000	0.280		11/18/20	10,002,633
Credit Suisse AG-New York Branch (SOFR + 0.48%)
9,000,000	0.550		10/02/20	9,003,280
Federation des caisses Desjardins du Quebec (3 Mo. LIBOR + 0.10%)
15,000,000	0.415	(d)	09/11/20	15,000,562
HSBC Bank USA, N.A. (3 Mo. LIBOR + 0.20%)
3,556,000	0.449		11/06/20	3,557,283
Mizuho Bank, Ltd.-New York Branch (1 Mo. LIBOR + 0.08%)
10,000,000	0.243		09/11/20	10,000,307
Natixis-New York Branch (3 Mo. LIBOR + 0.20%)
30,000,000	0.454		11/13/20	30,015,592
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)
20,000,000	0.130		09/07/20	20,000,000
Skandinaviska Enskilda Banken AB (3 Mo. LIBOR + 0.15%)
40,000,000	0.452		10/02/20	40,005,661
Skandinaviska Enskilda Banken AB (3 Mo. LIBOR + 0.17%)
5,758,000	0.441		10/16/20	5,759,406
17,000,000	0.441		10/21/20	17,004,624
Standard Chartered Bank-New York Branch (SOFR + 0.22%)
15,000,000	0.290		11/16/20	15,004,170
Svenska Handelsbanken AB-New York Branch (3 Mo. LIBOR + 0.16%)
13,152,000	0.431		10/16/20	13,155,212

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations(a) – (continued)
Toronto-Dominion Bank (The) (3 Mo. LIBOR + 0.19%)
$18,000,000	0.498	% (d)	09/30/20	$18,003,358
Westpac Banking Corp. (3 Mo. LIBOR + 0.13%)
30,000,000	0.398	(d)	10/30/20	30,007,727

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $324,531,692)				$324,633,999

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $4,192,325,710)				$4,192,749,385

Repurchase Agreements(e) – 13.1%
BofA Securities, Inc.
$120,000,000	0.180%		09/01/20	$120,000,225
Maturity Value: $120,000,600
Collateralized by various equity securities. The market value of the collateral, including accrued interest, was $129,600,006.

ING Financial Markets LLC
20,000,000	0.180		09/01/20	20,000,037
Maturity Value: $20,000,100

Collateralized by various corporate security issuers, 1.375% to
4.650%, due 09/15/20 to 03/25/50 and various sovereign debt
security issuers, 4.850% to 4.875%, due 01/24/22 to 04/16/43.
The aggregate market value of the collateral, including accrued interest, was $21,909,378.

35,000,000	0.230		09/01/20	35,000,113
Maturity Value: $35,000,224

Collateralized by various corporate security issuer, 5.299%, due
01/27/25 and various sovereign debt security issuer, 6.490%, due 01/23/27. The aggregate market value of the collateral,
including accrued interest, was $38,500,000.

Joint Account III
250,000,000	0.090		09/01/20	249,999,853
Maturity Value: $250,000,625

Mizuho Securities USA LLC
20,000,000	0.380		09/01/20	20,000,147
Maturity Value: $20,000,211
Collateralized by U.S. Treasury Bonds, 2.500%, due 02/15/45 to 05/15/46. The aggregate market value of the collateral, including accrued interest, was $20,400,052.

MUFG Securities Americas Inc.
90,000,000	0.250		09/01/20	90,000,341
Maturity Value: $90,000,625

Collateralized by an Exchange-Traded Fund, various corporate security issuers, 0.000% to 6.250%, due 11/15/23 to 09/01/26 and various equity securities. The aggregate market value of the collateral, including accrued interest, was $97,227,841.

Scotia Capital (USA) Inc.
40,000,000	0.330		09/01/20	40,000,239
Maturity Value: $40,000,367

Collateralized by various corporate security issuers, 0.498% to
12.250%, due 12/01/20 to 06/01/50 and various sovereign debt security issuer, 9.500%, due 09/15/27. The aggregate market
value of the collateral, including accrued interest, was
$43,256,076.

Repurchase Agreements(e) – (continued)
Wells Fargo Securities, LLC
57,000,000	0.230		09/04/20	57,000,000
Maturity Value: $57,002,549
Settlement Date: 08/28/20
Collateralized by various corporate security issuers, 0.000% to 3.350%, due 09/02/20 to 02/16/27. The aggregate market value of the collateral, including accrued interest, was $59,850,004.

TOTAL REPURCHASE AGREEMENTS
(Cost $632,000,000)				$632,000,955

TOTAL INVESTMENTS – 100.3%
(Cost $4,824,325,710)				$4,824,750,340

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%				(15,612,424)

NET ASSETS – 100.0%				$4,809,137,916

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

(b)	All or a portion represents a forward commitment.

(c)	Rate shown is that which is in effect on August 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Unless noted, all repurchase agreements were entered into on August 31, 2020. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FHLB	—Insured by Federal Home Loan Bank
GO	—General Obligation
IHC	—Intermountain Health Care
LIBOR	—London Interbank Offered Rates
LOC	—Letter of Credit
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 102.4%
United States Treasury Bills
$10,000,000	0.092%		09/03/20	$9,999,956
51,800,000	0.092		09/03/20	51,799,709
74,800,000	0.092		09/03/20	74,799,688
185,000,000	0.092		09/03/20	184,995,992
227,900,000	0.092		09/03/20	227,898,354
1,200,000,000	0.092		09/03/20	1,199,932,667
3,204,000,000	0.092		09/03/20	3,203,982,200
6,200,000	0.137		09/08/20	6,199,837
4,074,000,000	0.137		09/08/20	4,073,936,629
330,400,000	0.102		09/10/20	330,392,566
403,200,000	0.102		09/10/20	403,190,424
4,500,000,000	0.102		09/10/20	4,499,887,500
1,000,000	0.251		09/15/20	999,969
10,100,000	0.251		09/15/20	10,099,646
835,700,000	0.251		09/15/20	835,618,751
925,700,000	0.251		09/15/20	925,640,601
2,330,400,000	0.251		09/15/20	2,330,322,969
2,871,200,000	0.086		09/17/20	2,871,091,529
72,300,000	0.178		09/22/20	72,296,415
82,700,000	0.178		09/22/20	82,691,558
11,100,000	0.158		09/24/20	11,098,759
28,400,000	0.158		09/24/20	28,396,915
313,000,000	0.158		09/24/20	312,982,002
4,980,000,000	0.158		09/24/20	4,979,697,751
14,700,000	0.097		09/29/20	14,698,456
22,200,000	0.097		09/29/20	22,197,065
216,800,000	0.097		09/29/20	216,770,491
226,000,000	0.097		09/29/20	225,968,360
625,000,000	0.097	(a)	09/29/20	624,961,111
750,000,000	0.092		10/01/20	749,943,750
5,300,000	0.132		10/06/20	5,299,227
45,100,000	0.132		10/06/20	45,092,327
82,100,000	0.132		10/06/20	82,086,431
190,900,000	0.132		10/06/20	190,871,232
645,100,000	0.132		10/06/20	645,012,195
950,000,000	0.132		10/06/20	949,907,636
3,200,000	0.084		10/08/20	3,199,408
26,100,000	0.084		10/08/20	26,095,306
110,600,000	0.084		10/08/20	110,580,676
742,500,000	0.084		10/08/20	742,377,900
1,088,500,000	0.084		10/08/20	1,088,293,034
3,462,500,000	0.084		10/08/20	3,462,197,512
21,900,000	0.148		10/13/20	21,896,295
25,200,000	0.148		10/13/20	25,196,987
42,900,000	0.148		10/13/20	42,892,492
1,374,800,000	0.148		10/13/20	1,374,639,602
1,700,000	0.173		10/15/20	1,699,719
6,600,000	0.173		10/15/20	6,598,790
24,800,000	0.173		10/15/20	24,794,544
43,250,000	0.173		10/15/20	43,243,128
54,700,000	0.173		10/15/20	54,689,303
83,700,000	0.173		10/15/20	83,682,097
88,100,000	0.173		10/15/20	88,080,080
168,600,000	0.173		10/15/20	168,571,151
191,000,000	0.173		10/15/20	190,966,151
1,000,000,000	0.173		10/15/20	999,645,556

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
12,000,000	0.147		10/20/20	11,997,468
674,500,000	0.147		10/20/20	674,371,470
3,005,000,000	0.147		10/20/20	3,004,631,888
201,800,000	0.112		10/22/20	201,757,117
2,346,900,000	0.112		10/22/20	2,346,417,905
37,200,000	0.153		10/27/20	37,191,609
101,900,000	0.153		10/27/20	101,879,394
122,500,000	0.153		10/27/20	122,471,417
137,000,000	0.153		10/27/20	136,972,082
750,000,000	0.153	(a)	10/27/20	749,895,000
5,900,000	0.158		10/29/20	5,898,527
40,400,000	0.122		11/03/20	40,390,774
950,900,000	0.122		11/03/20	950,617,108
243,110,000	0.097		11/05/20	243,066,105
347,700,000	0.097		11/05/20	347,618,387
939,400,000	0.097		11/05/20	939,145,579
46,800,000	0.122		11/10/20	46,789,990
2,600,000	0.147		11/12/20	2,599,506
168,000,000	0.147		11/12/20	167,964,720
461,400,000	0.107		11/17/20	461,296,377
800,000	0.107		11/19/20	799,789
39,500,000	0.107		11/19/20	39,489,512
69,490,000	0.107		11/19/20	69,472,311
107,100,000	0.107		11/19/20	107,072,502
34,100,000	0.163		11/24/20	34,086,872
43,500,000	0.163		11/24/20	43,489,343
162,800,000	0.163		11/24/20	162,762,013
235,000,000	0.163		11/24/20	234,904,042
15,200,000	0.098		11/27/20	15,196,143
56,200,000	0.098		11/27/20	56,187,097
250,000,000	0.098		11/27/20	249,939,583
825,000,000	0.098		11/27/20	824,780,687
19,900,000	0.168		12/01/20	19,893,662
235,000,000	0.168		12/01/20	234,934,658
190,300,000	0.102		12/03/20	190,250,838
28,400,000	0.098		12/08/20	28,389,176
200,000,000	0.098		12/08/20	199,942,833
650,000,000	0.098		12/08/20	649,725,736
460,000,000	0.112		12/10/20	459,859,445
829,800,000	0.107		12/17/20	829,528,701
1,319,000,000	0.107		12/17/20	1,318,274,731
13,800,000	0.107		12/22/20	13,795,492
264,000,000	0.108		12/24/20	263,908,040
595,700,000	0.108		12/24/20	595,369,884
43,200,000	0.124		12/29/20	43,182,578
1,900,000	0.168		12/31/20	1,899,298
36,600,000	0.168		12/31/20	36,580,317
1,100,000,000	0.168		12/31/20	1,099,389,956
315,000,000	0.112		01/05/21	314,878,725
143,700,000	0.112		01/12/21	143,641,602
1,023,200,000	0.148		01/14/21	1,022,643,632
700,000,000	0.122		01/19/21	699,673,335
453,700,000	0.132		01/21/21	453,467,354
175,000,000	0.117		01/26/21	174,917,824
1,954,200,000	0.132		01/28/21	1,953,148,535
380,000,000	0.107		02/04/21	379,827,101

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
$1,185,010,000	0.122%		02/11/21	$1,184,366,141
600,000,000	0.122		02/18/21	599,660,000
61,500,000	1.308		02/25/21	61,330,670
125,000,000	1.308		02/25/21	124,926,250
426,600,000	1.308		02/25/21	423,936,239
750,000,000	0.117	(a)	03/04/21	749,563,958
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
3,120,800,000	0.150	(b)	10/31/20	3,120,802,721
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
828,650,000	0.220	(b)	01/31/21	828,650,794
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
3,331,360,000	0.244	(b)	04/30/21	3,332,178,513
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
1,796,825,000	0.259	(b)	01/31/22	1,796,800,115
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
8,519,800,000	0.325	(b)	07/31/21	8,528,083,002
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.30%)
2,301,000,000	0.405	(b)	10/31/21	2,303,942,768
United States Treasury Notes
230,000,000	2.750		09/30/20	230,424,377
25,000,000	1.750		11/15/20	25,037,203
135,200,000	2.625		11/15/20	135,685,010
487,200,000	2.750		11/30/20	490,120,345
180,900,000	1.875		12/15/20	181,575,576
688,800,000	2.500		12/31/20	693,104,334
395,500,000	2.000		01/15/21	397,862,102
115,100,000	1.375		01/31/21	115,407,598
389,400,000	2.125		01/31/21	392,166,722
46,000,000	2.500		01/31/21	46,400,151
58,800,000	2.250		02/15/21	59,165,265
58,800,000	3.625		02/15/21	59,530,971
162,000,000	1.125		02/28/21	162,530,253
407,200,000	2.500		02/28/21	409,566,700
202,400,000	2.375		03/15/21	203,908,720
2,400,000	2.250		03/31/21	2,425,442
1,200,000	2.375		04/15/21	1,215,043

TOTAL INVESTMENTS – 102.4%				$89,278,743,152

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%				(2,123,949,740)

NET ASSETS – 100.0%				$87,154,793,412

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 75.3%
United States Treasury Bills
$800,000,000	1.032%		09/03/20	$799,955,111
36,000,000	0.178		09/22/20	35,996,325
2,200,000	0.158		09/24/20	2,199,754
7,600,000	0.158		09/24/20	7,599,175
45,100,000	0.097		09/29/20	45,093,861
47,200,000	0.097		09/29/20	47,193,392
1,300,000	0.132		10/06/20	1,299,810
17,800,000	0.132		10/06/20	17,796,972
25,100,000	0.132		10/06/20	25,096,828
151,400,000	0.132		10/06/20	151,379,393
600,000,000	0.132		10/06/20	599,900,833
2,600,000	0.084		10/08/20	2,599,546
5,800,000	0.084		10/08/20	5,798,957
16,500,000	0.084		10/08/20	16,496,948
110,400,000	0.084		10/08/20	110,381,845
607,600,000	0.084		10/08/20	607,484,472
100,000	0.148		10/13/20	99,983
6,500,000	0.148		10/13/20	6,498,900
6,700,000	0.148		10/13/20	6,699,199
155,600,000	0.148		10/13/20	155,572,770
363,300,000	0.148		10/13/20	363,257,614
1,600,000	0.173		10/15/20	1,599,707
4,200,000	0.173		10/15/20	4,199,307
10,800,000	0.173		10/15/20	10,797,888
18,800,000	0.173		10/15/20	18,795,749
27,900,000	0.173		10/15/20	27,895,226
67,600,000	0.173		10/15/20	67,588,020
602,000,000	0.173		10/15/20	601,867,560
2,300,000	0.147		10/20/20	2,299,515
118,800,000	0.147		10/20/20	118,777,362
9,800,000	0.112		10/22/20	9,798,320
41,900,000	0.112		10/22/20	41,891,096
270,000,000	0.112		10/22/20	269,940,712
23,800,000	0.153		10/27/20	23,794,447
181,600,000	0.153		10/27/20	181,559,039
69,300,000	0.158		10/29/20	69,282,694
10,900,000	0.122		11/03/20	10,897,511
420,100,000	0.122		11/03/20	419,975,021
518,300,000	0.122		11/03/20	518,182,087
76,500,000	0.097		11/05/20	76,482,044
135,710,000	0.097		11/05/20	135,685,497
339,500,000	0.097		11/05/20	339,408,052
1,000,000	0.122		11/10/20	999,786
145,000,000	0.122		11/10/20	144,966,167
8,300,000	0.147		11/12/20	8,298,423
60,600,000	0.147		11/12/20	60,587,274
231,900,000	0.147		11/12/20	231,832,749
248,600,000	0.107		11/17/20	248,544,169
3,490,000	0.107		11/19/20	3,489,104
20,400,000	0.107		11/19/20	20,394,583
249,300,000	0.107		11/19/20	249,234,351
8,100,000	0.163		11/24/20	8,096,881
76,940,000	0.163		11/24/20	76,921,150
77,100,000	0.163		11/24/20	77,082,010
195,500,000	0.163		11/24/20	195,427,013
600,000,000	0.163		11/24/20	599,741,000

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
7,100,000	0.098		11/27/20	7,098,370
14,600,000	0.098		11/27/20	14,596,295
66,700,000	0.098		11/27/20	66,683,881
285,000,000	0.098		11/27/20	284,924,237
10,800,000	0.168		12/01/20	10,796,560
90,000,000	0.168		12/01/20	89,974,975
95,000,000	0.168		12/01/20	94,960,377
74,400,000	0.102		12/03/20	74,380,780
17,200,000	0.098		12/08/20	17,193,445
75,000,000	0.098		12/08/20	74,978,562
100,000,000	0.098		12/08/20	99,957,806
180,000,000	0.112		12/10/20	179,945,000
16,300,000	0.158		12/15/20	16,294,295
165,000,000	0.158		12/15/20	164,925,406
286,700,000	0.107		12/17/20	286,606,265
690,000,000	0.107		12/17/20	689,620,595
376,560,000	0.148		12/22/20	376,390,130
337,600,000	0.178		12/24/20	337,412,914
16,900,000	0.137		12/29/20	16,892,682
72,500,000	0.137		12/29/20	72,470,762
100,000,000	0.137		12/29/20	99,955,375
10,100,000	0.168		12/31/20	10,096,266
19,200,000	0.168		12/31/20	19,189,675
350,000,000	0.168		12/31/20	349,805,895
171,500,000	0.112		01/05/21	171,433,972
174,075,000	0.112		01/12/21	174,004,258
530,200,000	0.148		01/14/21	529,911,702
275,000,000	0.122		01/19/21	274,871,667
302,820,000	0.132		01/21/21	302,664,721
50,000,000	0.117		01/26/21	49,976,521
451,700,000	0.132		01/28/21	451,456,961
105,000,000	0.107		02/04/21	104,952,225
479,050,000	0.122		02/11/21	478,789,715
200,000,000	0.122		02/18/21	199,886,667
16,800,000	1.308		02/25/21	16,753,744
45,000,000	1.308		02/25/21	44,973,450
112,700,000	1.308		02/25/21	111,996,282
75,000,000	0.117	(a)	03/04/21	74,956,396
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
718,265,000	0.150	(b)	10/31/20	718,258,281
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
182,600,000	0.220	(b)	01/31/21	182,590,314
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
354,100,000	0.244	(b)	04/30/21	354,135,999
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
674,275,000	0.259	(b)	01/31/22	674,257,496
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
948,600,000	0.325	(b)	07/31/21	949,192,688
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.30%)
1,850,200,000	0.405	(b)	10/31/21	1,854,319,098

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes
$33,600,000	2.750%		09/30/20	$33,644,962
13,500,000	1.750		11/15/20	13,520,090
28,900,000	2.625		11/15/20	28,980,696
16,400,000	2.750		11/30/20	16,453,523
264,000,000	1.750		12/31/20	265,326,836
32,800,000	2.500		12/31/20	32,918,524
10,300,000	1.375		01/31/21	10,300,073
3,900,000	2.125		01/31/21	3,923,435
15,700,000	2.250		02/15/21	15,797,754
15,700,000	3.625		02/15/21	15,895,405
564,900,000	1.125		02/28/21	566,903,592
116,100,000	2.500		02/28/21	116,818,445
67,300,000	2.375		03/15/21	67,857,374
8,200,000	2.250		03/31/21	8,285,229
2,500,000	2.375		04/15/21	2,531,180

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$20,258,423,025

Repurchase Agreements(c) – 22.4%
Bank of Montreal
$60,000,000	0.110	%(d)	09/07/20	$60,000,000
Maturity Value: $60,016,684
Settlement Date: 08/03/20
Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.250%, due 01/15/25 to 01/15/30. The aggregate market value of the collateral, including accrued interest, was $61,200,021.
50,000,000	0.120	(d)	09/07/20	50,000,000
Maturity Value: $50,015,167
Settlement Date: 08/10/20
Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.625%, due 04/15/23. The market value of the collateral, including accrued interest, was $51,000,075.

BNP Paribas
100,000,000	0.070		09/01/20	100,000,000
Maturity Value: $100,000,194

Collateralized by U.S. Treasury Bills, 0.000%, due 09/01/20 to
05/20/21, U.S. Treasury Bonds, 2.875% to 3.125%, due
05/15/43 to 05/15/48, a U.S. Treasury Floating Rate Note,
0.160%, due 07/31/22, a U.S. Treasury Inflation-Indexed Bond,
0.750%, due 02/15/45, U.S. Treasury Inflation-Indexed Notes,
0.625% to 1.125%, due 01/15/21 to 07/15/28, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/27 to
08/15/37 and U.S. Treasury Notes, 0.125% to 2.750%, due
12/31/20 to 05/15/25. The aggregate market value of the
collateral, including accrued interest, was $102,000,001.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
116,000,000	0.630		09/01/20	116,000,000
Maturity Value: $116,357,280
Settlement Date: 03/09/20

Collateralized by a U.S. Treasury Bill, 0.000%, due 10/15/20, a
U.S. Treasury Bond, 7.875%, due 02/15/21, U.S. Treasury
Inflation-Indexed Bonds, 1.375% to 3.875%, due 01/15/27 to
02/15/44, a U.S. Treasury Inflation-Indexed Note, 0.375%, due
07/15/23, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/22 to 05/15/49, U.S. Treasury Notes,
0.125% to 2.875%, due 06/30/22 to 02/15/28 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 02/15/36 to
05/15/50. The aggregate market value of the collateral,
including accrued interest, was $118,320,034.

116,000,000	0.630		09/01/20	116,000,000
Maturity Value: $116,363,370
Settlement Date: 03/06/20

Collateralized by U.S. Treasury Bills, 0.000%, due 09/17/20 to
02/25/21, U.S. Treasury Bonds, 2.750% to 8.125%, due
05/15/21 to 11/15/42, a U.S. Treasury Floating Rate Note,
0.325%, due 07/31/21, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/25 to 05/15/42, U.S. Treasury
Notes, 0.125% to 1.750%, due 08/15/23 to 10/31/26 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
02/15/39 to 08/15/48. The aggregate market value of the
collateral, including accrued interest, was $118,320,066.

350,000,000	0.900		09/02/20	350,000,000
Maturity Value: $351,601,250
Settlement Date: 03/03/20

Collateralized by a U.S. Treasury Bond, 1.375%, due 08/15/50, a
U.S. Treasury Floating Rate Note, 0.219%, due 04/30/22, a
U.S. Treasury Inflation-Indexed Bond, 3.875%, due 04/15/29, a
U.S. Treasury Inflation-Indexed Note, 0.875%, due 01/15/29,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
08/15/23 to 05/15/48, U.S. Treasury Notes, 0.500% to 2.750%,
due 09/15/20 to 08/31/27 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/31 to 02/15/49. The
aggregate market value of the collateral, including accrued
interest, was $356,999,998.

250,000,000	0.120	(d)	09/07/20	250,000,000
Maturity Value: $250,075,833
Settlement Date: 07/24/20

Collateralized by a U.S. Treasury Bill, 0.000%, due 09/17/20,
U.S. Treasury Inflation-Indexed Bonds, 0.250% to 1.000%, due
02/15/45 to 02/15/50, a U.S. Treasury Inflation-Indexed Note,
0.625%, due 07/15/21, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/42 to 02/15/47, U.S. Treasury
Notes, 2.000% to 2.750%, due 02/15/23 to 08/15/25 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
08/15/24 to 05/15/50. The aggregate market value of the
collateral, including accrued interest, was $254,999,998.

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$500,000,000	0.120	% (d)	09/07/20	$500,000,000
Maturity Value: $500,151,665
Settlement Date: 07/20/20

Collateralized by U.S. Treasury Bills, 0.000%, due 01/28/21 to
05/20/21, a U.S. Treasury Bond, 2.875%, due 08/15/45, U.S.
Treasury Inflation-Indexed Notes, 0.500% to 0.875%, due
07/15/21 to 01/15/29, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/31 to 05/15/35, U.S. Treasury
Notes, 0.125% to 2.750%, due 12/15/20 to 08/31/24 and U.S.
Treasury Principal-Only Stripped Securities, 0.000%, due
05/15/43 to 05/15/49. The aggregate market value of the
collateral, including accrued interest, was $510,000,089.

500,000,000	0.120	(d)	09/07/20	500,000,000
Maturity Value: $500,151,665
Settlement Date: 07/17/20

Collateralized by U.S. Treasury Bonds, 6.875% to 7.250%, due
08/15/22 to 08/15/25, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.375%, due 01/15/27 to 02/15/45, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.375%, due 04/15/21 to
07/15/25, a U.S. Treasury Interest-Only Stripped Security,
0.000%, due 05/15/28, U.S. Treasury Notes, 0.375% to
2.750%, due 02/28/21 to 07/31/27 and a U.S. Treasury
Principal-Only Stripped Security, 0.000%, due 02/15/48. The
aggregate market value of the collateral, including accrued
interest, was $510,000,043.

375,000,000	0.130	(d)	09/07/20	375,000,000
Maturity Value: $375,123,229
Settlement Date: 07/10/20

Collateralized by U.S. Treasury Bills, 0.000%, due 09/17/20 to
07/15/21, U.S. Treasury Bonds, 3.000% to 8.125%, due
02/15/21 to 02/15/48, U.S. Treasury Inflation-Indexed Bonds,
0.875% to 2.375%, due 01/15/27 to 02/15/48, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 1.125%, due 01/15/21 to
01/15/29, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/22 to 05/15/49, U.S. Treasury Notes,
0.375% to 2.875%, due 01/31/21 to 08/15/30 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 11/15/42 to
11/15/45. The aggregate market value of the collateral,
including accrued interest, was $382,500,020.

BNP Paribas (Overnight Treasury + 0.02%)
700,000,000	0.090	(b)(d)	09/01/20	700,000,000
Maturity Value: $702,920,750
Settlement Date: 02/23/16

Collateralized by a U.S. Treasury Bill, 0.000%, due 09/08/20,
U.S. Treasury Bonds, 1.375% to 8.125%, due 08/15/21 to
08/15/50, a U.S. Treasury Inflation-Indexed Note, 0.375%, due
01/15/27, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/28 to 11/15/31 and U.S. Treasury Notes,
0.125% to 2.750%, due 01/31/21 to 08/31/27. The aggregate
market value of the collateral, including accrued interest, was
$713,999,998.

Repurchase Agreements(c) – (continued)
BofA Securities, Inc.
100,000,000	0.020%		09/01/20	100,000,000
Maturity Value: $100,000,056
Collateralized by U.S. Treasury Notes, 1.500% to 1.875%, due 07/31/22 to 08/15/26. The aggregate market value of the collateral, including accrued interest, was $102,000,033.
100,000,000	0.070		09/01/20	100,000,000
Maturity Value: $100,000,194
Collateralized by a U.S. Treasury Bond, 7.500%, due 11/15/24. The market value of the collateral, including accrued interest, was $102,000,125.

Citigroup Global Markets Inc.
66,600,000	0.070		09/01/20	66,600,000
Maturity Value: $66,600,130

Collateralized by U.S. Treasury Bills, 0.000%, due 04/22/21 to
08/12/21 and U.S. Treasury Notes, 0.500% to 2.500%, due
01/31/21 to 08/31/27. The aggregate market value of the
collateral, including accrued interest, was $67,932,000.

Credit Agricole Corporate and Investment Bank
100,000,000	0.020		09/01/20	100,000,000
Maturity Value: $100,000,056

Collateralized by a U.S. Treasury Bond, 4.375%, due 05/15/40
and U.S. Treasury Inflation-Indexed Bonds, 0.250% to 2.125%,
due 02/15/40 to 02/15/50. The aggregate market value of the
collateral, including accrued interest, was $102,000,001.

Daiwa Capital Markets America Inc.
180,165,071	0.100		09/01/20	180,165,071
Maturity Value: $180,165,571
Collateralized by a U.S. Treasury Note, 2.875%, due 09/30/23. The market value of the collateral, including accrued interest, was $183,768,372.
319,834,929	0.100		09/01/20	319,834,929
Maturity Value: $319,835,817
Collateralized by a U.S. Treasury Floating Rate Note, 0.160%, due 07/31/22. The market value of the collateral, including accrued interest, was $326,231,628.

HSBC Bank PLC (Overnight Treasury + 0.02%)
100,000,000	0.110	(b)	09/04/20	100,000,000
Maturity Value: $100,130,780
Settlement Date: 07/11/19
Collateralized by U.S. Treasury Notes, 0.375% to 2.000%, due 01/15/25 to 02/15/25. The aggregate market value of the collateral, including accrued interest, was $102,000,034.
175,000,000	0.110	(b)	09/04/20	175,000,000
Maturity Value: $175,248,649
Settlement Date: 06/04/19

Collateralized by U.S. Treasury Notes, 1.75% to 2.750%, due
07/31/23 to 02/15/27 and U.S. Treasury Bonds, 2.875%, due
05/15/43 to 08/15/45. The aggregate market value of the
collateral, including accrued interest, was $178,500,066.

J.P. Morgan Securities LLC
167,800,000	0.070		09/01/20	167,800,000
Maturity Value: $167,800,326
Collateralized by a U.S. Treasury Note, 1.250%, due 08/31/24. The market value of the collateral, including accrued interest, was $171,156,345.

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Joint Account I
$1,250,000,000	0.070%		09/01/20	$1,250,000,000
Maturity Value: $1,250,002,431

MUFG Securities Americas Inc. (Overnight Treasury + 0.02%)
100,000,000	0.090	(b)	09/04/20	100,000,000
Maturity Value: $100,124,500
Settlement Date: 05/02/19

Collateralized by U.S. Treasury Bonds, 2.000% to 3.375%, due
02/15/42 to 02/15/50, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.375%, due 01/15/27 to 02/15/47 and U.S. Treasury
Inflation-Indexed Notes, 0.125% to 0.500%, due 04/15/24 to
07/15/30. The aggregate market value of the collateral,
including accrued interest, was $102,000,023.

Norinchukin Bank (The)
100,000,000	0.140		09/03/20	100,000,000
Maturity Value: $100,010,889
Settlement Date: 08/06/20

Collateralized by a U.S. Treasury Bond, 6.125%, due 08/15/29
and a U.S. Treasury Inflation-Indexed Note, 0.375%, due
01/15/27. The aggregate market value of the collateral,
including accrued interest, was $102,000,098.

Wells Fargo Securities, LLC
150,000,000	0.020		09/01/20	150,000,000
Maturity Value: $150,000,083
Collateralized by a U.S. Treasury Note, 1.500%, due 11/30/21. The market value of the collateral, including accrued interest, was $153,000,047.

TOTAL REPURCHASE AGREEMENTS				$6,026,400,000

TOTAL INVESTMENTS – 97.7%				$26,284,823,025

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%				613,004,818

NET ASSETS – 100.0%				$26,897,827,843

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

(c)	Unless noted, all repurchase agreements were entered into on August 31, 2020. Additional information on Joint Repurchase Agreement Account I appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – 100.0%
United States Treasury Bills
$28,000,000	0.092%	09/03/20	$27,999,876
65,000,000	0.092	09/03/20	64,998,592
79,000,000	0.092	09/03/20	78,998,376
105,000,000	0.092	09/03/20	104,996,054
175,000,000	0.092	09/03/20	174,990,181
262,900,000	0.092	09/03/20	262,898,905
1,000,000	0.137	09/08/20	999,974
584,300,000	0.137	09/08/20	584,290,911
147,700,000	0.102	09/10/20	147,696,307
600,000	0.251	09/15/20	599,979
4,000,000	0.251	09/15/20	3,999,876
128,500,000	0.251	09/15/20	128,487,507
132,000,000	0.251	09/15/20	131,991,530
594,500,000	0.251	09/15/20	594,480,349
437,600,000	0.086	09/17/20	437,583,468
11,400,000	0.178	09/22/20	11,399,435
23,000,000	0.178	09/22/20	22,997,652
1,700,000	0.158	09/24/20	1,699,810
5,000,000	0.158	09/24/20	4,999,457
69,700,000	0.158	09/24/20	69,695,992
710,000,000	0.158	09/24/20	709,956,908
25,100,000	0.097	09/29/20	25,096,486
50,600,000	0.097	09/29/20	50,593,113
900,000	0.132	10/06/20	899,869
5,400,000	0.132	10/06/20	5,399,081
13,500,000	0.132	10/06/20	13,498,294
26,900,000	0.132	10/06/20	26,895,946
112,900,000	0.132	10/06/20	112,884,633
147,300,000	0.132	10/06/20	147,275,655
150,000,000	0.132	10/06/20	149,985,416
3,900,000	0.084	10/08/20	3,899,299
10,100,000	0.084	10/08/20	10,098,131
16,600,000	0.084	10/08/20	16,597,100
46,400,000	0.084	10/08/20	46,392,370
162,000,000	0.084	10/08/20	161,969,197
500,000,000	0.084	10/08/20	499,956,319
3,900,000	0.148	10/13/20	3,899,534
79,100,000	0.148	10/13/20	79,086,157
216,100,000	0.148	10/13/20	216,074,788
1,100,000	0.173	10/15/20	1,099,798
2,000,000	0.173	10/15/20	1,999,670
4,000,000	0.173	10/15/20	3,999,218
6,750,000	0.173	10/15/20	6,748,927
11,800,000	0.173	10/15/20	11,797,476
13,000,000	0.173	10/15/20	12,997,061
21,400,000	0.173	10/15/20	21,396,338
30,000,000	0.173	10/15/20	29,989,367
30,200,000	0.173	10/15/20	30,194,648
122,100,000	0.173	10/15/20	122,074,630
301,500,000	0.173	10/15/20	301,433,670
1,800,000	0.147	10/20/20	1,799,620
104,400,000	0.147	10/20/20	104,380,106
400,000,000	0.147	10/20/20	399,951,000
3,100,000	0.112	10/22/20	3,099,473
5,800,000	0.112	10/22/20	5,799,006
38,400,000	0.112	10/22/20	38,391,840

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
17,500,000	0.153	10/27/20	17,496,434
106,000,000	0.153	10/27/20	105,976,091
1,000,000	0.158	10/29/20	999,750
7,400,000	0.122	11/03/20	7,398,310
134,200,000	0.122	11/03/20	134,160,076
40,940,000	0.097	11/05/20	40,932,608
52,100,000	0.097	11/05/20	52,087,771
142,600,000	0.097	11/05/20	142,561,379
2,800,000	0.122	11/10/20	2,799,401
200,000	0.147	11/12/20	199,962
25,800,000	0.147	11/12/20	25,794,582
111,500,000	0.147	11/12/20	111,467,665
73,200,000	0.107	11/17/20	73,183,560
100,000	0.107	11/19/20	99,974
10,060,000	0.107	11/19/20	10,057,439
12,300,000	0.107	11/19/20	12,296,734
16,800,000	0.107	11/19/20	16,795,687
5,100,000	0.163	11/24/20	5,098,036
8,100,000	0.163	11/24/20	8,098,015
29,400,000	0.163	11/24/20	29,393,140
35,600,000	0.163	11/24/20	35,585,463
100,000,000	0.163	11/24/20	99,956,833
1,000,000	0.098	11/27/20	999,770
2,200,000	0.098	11/27/20	2,199,442
110,000,000	0.098	11/27/20	109,973,417
125,000,000	0.098	11/27/20	124,966,771
35,000,000	0.168	12/01/20	34,990,268
48,500,000	0.168	12/01/20	48,479,771
29,000,000	0.102	12/03/20	28,992,508
7,200,000	0.098	12/08/20	7,197,256
95,000,000	0.098	12/08/20	94,959,915
75,000,000	0.112	12/10/20	74,977,083
7,800,000	0.158	12/15/20	7,797,270
75,000,000	0.158	12/15/20	74,966,094
4,500,000	0.107	12/17/20	4,498,529
200,100,000	0.107	12/17/20	199,989,973
800,000	0.148	12/22/20	799,739
9,400,000	0.148	12/22/20	9,396,198
85,000,000	0.108	12/24/20	84,970,392
139,000,000	0.108	12/24/20	138,922,971
21,700,000	0.124	12/29/20	21,691,249
4,600,000	0.168	12/31/20	4,598,299
5,600,000	0.168	12/31/20	5,596,988
195,000,000	0.168	12/31/20	194,891,856
47,500,000	0.112	01/05/21	47,481,712
29,800,000	0.112	01/12/21	29,787,890
232,500,000	0.148	01/14/21	232,373,577
110,000,000	0.122	01/19/21	109,948,667
145,200,000	0.132	01/21/21	145,125,545
229,700,000	0.132	01/28/21	229,576,409
15,000,000	0.107	02/04/21	14,993,175
181,530,000	0.122	02/11/21	181,431,368
9,500,000	1.308	02/25/21	9,473,843
55,000,000	1.308	02/25/21	54,967,550
62,700,000	1.308	02/25/21	62,308,491

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
$397,200,000	0.150	%(a)	10/31/20	$397,216,390
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
123,800,000	0.220	(a)	01/31/21	123,802,375
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
546,500,000	0.244	(a)	04/30/21	546,601,767
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.15%)
310,800,000	0.259	(a)	01/31/22	310,794,863
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
887,950,000	0.325	(a)	07/31/21	888,683,669
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.30%)
545,700,000	0.405	(a)	10/31/21	546,384,480
United States Treasury Notes
40,700,000	2.750		09/30/20	40,771,660
7,400,000	1.750		11/15/20	7,411,012
29,100,000	2.625		11/15/20	29,199,628
84,100,000	2.750		11/30/20	84,609,231
17,900,000	1.875		12/15/20	17,961,571
80,000,000	1.750		12/31/20	80,424,038
28,200,000	2.500		12/31/20	28,325,969
5,700,000	1.375		01/31/21	5,700,041
2,300,000	2.125		01/31/21	2,313,821
9,000,000	2.250		02/15/21	9,056,301
9,000,000	3.625		02/15/21	9,112,284
106,900,000	2.500		02/28/21	107,668,831
58,000,000	2.375		03/15/21	58,525,714
1,800,000	2.250		03/31/21	1,819,081
1,100,000	2.375		04/15/21	1,113,789

TOTAL U.S. TREASURY OBLIGATIONS				$12,856,673,786

TOTAL INVESTMENTS – 100.0%				$12,856,673,786

OTHER ASSETS IN EXCESS OF LIABILITIES - –%				773,579

NET ASSETS – 100.0%				$12,857,447,365

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2020

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2020, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 1, 2020, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,250,000,000	$1,250,002,431	$1,275,001,265
Treasury Obligations	1,250,000,000	1,250,002,431	1,275,001,265

REPURCHASE AGREEMENTS — At August 31, 2020, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations
Bank of Nova Scotia (The)	0.070%	$600,000,000	$600,000,000
BNP Paribus	0.070	600,000,000	600,000,000
Wells Fargo Securities, LLC	0.070	50,000,000	50,000,000

TOTAL		$1,250,000,000	$1,250,000,000

At August 31, 2020, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	09/01/20 to 07/15/21
U.S. Treasury Bonds	1.250 to 5.250	11/15/28 to 05/15/50
U.S. Treasury Inflation-Indexed Bonds	0.250 to 2.500	01/15/25 to 02/15/50
U.S. Treasury Inflation-Indexed Notes	0.125 to 1.125	01/15/21 to 07/15/28
U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/22 to 05/15/48
U.S. Treasury Notes	0.125 to 3.125	09/15/20 to 05/15/30
U.S. Treasury Principal-Only Stripped Securities	0.000	02/15/36 to 05/15/50

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2020, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 1, 2020, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$3,273,400,000	$3,273,408,184	$3,371,420,768
Money Market	250,000,000	250,000,625	257,486,159
Prime Obligations	250,000,000	250,000,625	257,486,159

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments (continued)

August 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At August 31, 2020, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	0.090%	$604,867,391	$46,195,652	$46,195,652
Bank of America, N.A.	0.090	355,804,348	27,173,913	27,173,913
BofA Securities, Inc.	0.090	1,245,315,217	95,108,696	95,108,696
Bank of Nova Scotia (The)	0.090	1,067,413,044	81,521,739	81,521,739

TOTAL		$3,273,400,000	$250,000,000	$250,000,000

At August 31, 2020, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.000% to 5.000%	07/01/27 to 09/01/50
Federal Home Loan Mortgage Corp.	2.000 to 5.000	10/01/26 to 09/01/50
Government National Mortgage Association	2.000 to 3.500	09/20/46 to 08/20/50
U.S. Treasury Notes	0.125	08/31/22 to 08/15/23

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2020

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Assets:
Investments , at value (cost $3,961,486,442, $159,221,313,125, $5,817,690,179 and $4,192,325,710)	$3,961,486,442	$159,221,313,125	$5,818,261,604	$4,192,749,385
Repurchase agreements , at value (cost $0, $60,507,620,625, $823,000,000 and $632,000,000)	—	60,507,620,625	823,001,494	632,000,955
Cash	1,342,743	1,193,352,605	488,702	178,783
Receivables:
Investments sold	1,500,205	—	4,397,984	3,498,397
Interest	476,075	45,290,120	1,327,299	616,858
Reimbursement from investment advisor	378,955	4,204,583	1,552	32,627
Fund shares sold	74,736	42,213,130	—	5,405,743
Other assets	75,202	304,909	115,783	107,192
Total assets	3,965,334,358	221,014,299,097	6,647,594,418	4,834,589,940

Liabilities:
Payables:
Investments purchased	39,976,744	2,740,563,376	26,335,398	19,849,026
Fund shares redeemed	2,567,454	16,097,036	—	4,470,732
Management fees	365,423	33,835,551	940,064	716,869
Distribution and Service fees and Transfer Agency fees	47,639	2,427,568	58,749	44,800
Dividend distribution	38,954	8,634,160	150,295	193,773
Accrued expenses	501,914	7,433,199	270,052	176,824
Total liabilities	43,498,128	2,808,990,890	27,754,558	25,452,024

Net Assets:
Paid-in capital	3,921,736,540	218,197,890,669	6,624,981,247	4,807,859,466
Total distributable earnings (loss)	99,690	7,417,538	(5,141,387)	1,278,450
NET ASSETS	$3,921,836,230	$218,205,308,207	$6,619,839,860	$4,809,137,916
Net Assets:
Class A Shares	$—	$366,870,908	$—	$—
Class C Shares	—	6,529,279	—	—
Institutional Shares	3,761,103,783	204,287,539,908	6,595,782,952	4,619,641,048
Capital Shares	1,134,901	1,291,797,890	15,264,649	1,013,593
Service Shares	11,489,618	1,775,966,371	2,656	9,179
Preferred Shares	22,779,352	1,627,348,619	1,919,107	3,364,541
Select Shares	49,421	481,492,902	2,361,562	76,326,637
Administration Shares	73,011,499	5,421,224,387	4,505,810	8,735,917
Cash Management Shares	52,215,768	198,128,627	1,035	1,035
Premier Shares	51,888	195,822,084	1,050	1,049
Resource Shares	—	83,377,739	1,039	1,038
Class R6 Shares	—	115,111,372	—	—
Drexel Hamilton Shares	—	2,354,098,121	—	100,043,879
Total Net Assets	$3,921,836,230	$218,205,308,207	$6,619,839,860	$4,809,137,916
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	—	366,858,405	—	—
Class C Shares	—	6,529,057	—	—
Institutional Shares	3,761,012,898	204,280,590,216	6,588,847,741	4,613,864,601
Capital Shares	1,134,873	1,291,753,938	15,248,035	1,012,424
Service Shares	11,489,341	1,775,906,181	2,655	9,176
Preferred Shares	22,778,801	1,627,293,251	1,917,086	3,361,149
Select Shares	49,420	481,476,521	2,359,356	76,236,294
Administration Shares	73,009,736	5,421,039,943	4,501,450	8,725,450
Cash Management Shares	52,214,507	198,121,886	1,033	1,033
Premier Shares	51,887	195,815,422	1,049	1,048
Resource Shares	—	83,374,902	1,039	1,038
Class R6 Shares	—	115,107,456	—	—
Drexel Hamilton Shares	—	2,354,018,027	—	99,926,297
Net asset value, offering and redemption price per share:
Class A Shares	$—	$1.00	$—	$—
Class C Shares	—	1.00	—	—
Institutional Shares	1.00	1.00	1.0011	1.0013
Capital Shares	1.00	1.00	1.0011	1.0012
Service Shares	1.00	1.00	1.0006	1.0004
Preferred Shares	1.00	1.00	1.0011	1.0010
Select Shares	1.00	1.00	1.0009	1.0012
Administration Shares	1.00	1.00	1.0010	1.0012
Cash Management Shares	1.00	1.00	1.0009	1.0010
Premier Shares	1.00	1.00	1.0010	1.0009
Resource Shares	—	1.00	1.0008	1.0010
Class R6 Shares	—	1.00	—	—
Drexel Hamilton Shares	—	1.00	—	1.0012

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2020

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Assets:
Investments , at value (cost $89,278,743,152, $20,258,423,025 and $12,856,673,786)	$89,278,743,152	$20,258,423,025	$12,856,673,786
Repurchase agreements , at value (cost $0, $6,026,400,000 and $0)	—	6,026,400,000	—
Cash	406,769	692,209,430	549,620
Receivables:
Investments sold	26,000,000	—	80,000,000
Interest	20,318,978	6,542,721	3,176,121
Fund shares sold	3,383,029	1,145,805	66,042
Other assets	179,202	234,335	84,009
Total assets	89,329,031,130	26,984,955,316	12,940,549,578

Liabilities:
Payables:
Investments purchased	2,150,420,016	74,956,396	79,999,837
Management fees	13,609,663	5,039,654	2,071,525
Fund shares redeemed	7,715,653	5,373,271	551,530
Dividend distribution	713,155	913,488	95,174
Distribution and Service fees and Transfer Agency fees	491,807	281,073	97,219
Accrued expenses	1,287,424	563,591	286,928
Total liabilities	2,174,237,718	87,127,473	83,102,213

Net Assets:
Paid-in capital	87,153,959,865	26,897,288,222	12,857,224,562
Total distributable earnings (loss)	833,547	539,621	222,803
NET ASSETS	$87,154,793,412	$26,897,827,843	$12,857,447,365
Net Assets:
Institutional Shares	$84,038,158,361	$22,518,304,027	$11,543,913,409
Capital Shares	725,405,156	372,260,456	201,226,968
Service Shares	116,172,307	937,648,619	208,498,579
Preferred Shares	113,768,761	771,943,274	52,791,110
Select Shares	495,422,139	178,350,619	7,067,438
Administration Shares	1,493,967,576	2,088,736,923	443,470,468
Cash Management Shares	10,781,268	13,014,761	272,981,477
Premier Shares	161,116,817	17,568,135	127,496,888
Resource Shares	1,027	1,029	1,028
Total Net Assets	$87,154,793,412	$26,897,827,843	$12,857,447,365
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	84,037,357,057	22,517,852,256	11,543,713,376
Capital Shares	725,398,240	372,252,988	201,223,481
Service Shares	116,171,199	937,629,811	208,494,966
Preferred Shares	113,767,676	771,927,790	52,790,195
Select Shares	495,417,415	178,347,042	7,067,316
Administration Shares	1,493,953,332	2,088,695,025	443,462,776
Cash Management Shares	10,781,165	13,014,500	272,976,746
Premier Shares	161,115,281	17,567,783	127,494,679
Resource Shares	1,027	1,029	1,028
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00	$1.00	$1.00
Capital Shares	1.00	1.00	1.00
Service Shares	1.00	1.00	1.00
Preferred Shares	1.00	1.00	1.00
Select Shares	1.00	1.00	1.00
Administration Shares	1.00	1.00	1.00
Cash Management Shares	1.00	1.00	1.00
Premier Shares	1.00	1.00	1.00
Resource Shares	1.00	1.00	1.00

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Year Ended August 31, 2020

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Investment Income:

Interest income — from unaffiliated issuers	$21,438,590	$1,445,995,596	$214,895,888	$89,134,392

Interest income — from affiliated issuers	—	124,028	—	—

Total investment income	21,438,590	1,446,119,624	214,895,888	89,134,392

Expenses:
Fund-Level Expenses:

Management fees	4,655,574	258,645,980	20,621,350	9,793,299

Registration fees	404,174	1,593,448	734,602	376,018

Transfer Agency fees	258,643	16,165,374	1,288,834	612,081

Professional fees	124,514	158,255	116,370	199,604

Custody, accounting and administrative services	116,950	5,092,015	601,037	282,556

Trustee fees	23,364	281,360	44,941	4,115

Shareholder meeting expense	5,487	503,772	9,632	10,034

Printing and mailing fees	—	973,833	50,328	64,149

Other	33,048	594,903	167,556	124,944
Subtotal	5,621,754	284,008,940	23,634,650	11,466,800
Class Specific Expenses:

Administration Share fees	153,932	14,131,618	12,620	92,542

Cash Management Share fees	61,909	847,195	5	5

Distribution fees — Cash Management Shares	37,145	508,317	3	3

Service Share fees	25,907	2,014,075	59	1,043

Shareholder Administration Plan fees — Service Shares	25,906	2,014,074	59	1,042

Preferred Share fees	12,260	1,089,973	3,183	3,902

Capital Share fees	1,577	2,310,644	21,294	10,785

Premier Share fees	182	664,070	4	4

Select Share fees	15	147,401	5,878	19,802

Distribution fees — Resource Shares	—	120,000	2	2

Resource Share fees	—	400,001	5	5

Distribution and Service fees — Class A Shares	—	852,161	—	—

Distribution fees — Class C Shares	—	57,767	—	—

Total expenses	5,940,587	309,166,236	23,677,762	11,595,935

Less — expense reductions	(1,845,721)	(4,338,240)	(4,146,234)	(1,673,045)

Net expenses	4,094,866	304,827,996	19,531,528	9,922,890

NET INVESTMENT INCOME	$17,343,724	$1,141,291,628	$195,364,360	$79,211,502

Net realized gain (loss) from investment transactions	966,791	40,401,445	(7,538,258)	604,703

Net change in unrealized loss from investment transactions	—	—	(4,400,659)	(1,341,419)

Net realized and unrealized gain (loss)	966,791	40,401,445	(11,938,917)	(736,716)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,310,515	$1,181,693,073	$183,425,442	$78,474,786

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations (continued)

For the Year Ended August 31, 2020

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Investment Income:

Interest income — from unaffiliated issuers	$734,787,328	$207,727,315	$112,448,619

Interest income — from affiliated issuers	—	34,826	—

Total investment income	734,787,328	207,762,141	112,448,619

Expenses:
Fund-Level Expenses:

Management fees	145,037,770	41,164,599	22,303,746

Transfer Agency fees	8,057,364	2,286,844	1,239,054

Custody, accounting and administrative services	2,532,760	730,975	421,642

Printing and mailing fees	774,558	59,766	49,534

Shareholder meeting expense	560,182	15,569	18,434

Registration fees	302,320	400,311	139,489

Trustee fees	146,675	56,626	39,416

Professional fees	112,621	99,320	132,748

Other	349,452	164,930	118,940
Subtotal	157,873,702	44,978,940	24,463,003
Class Specific Expenses:

Administration Share fees	4,304,049	5,272,818	1,015,183

Capital Share fees	1,391,696	661,227	268,689

Premier Share fees	518,952	68,550	477,976

Service Share fees	143,950	2,717,361	382,659

Shareholder Administration Plan fees — Service Shares	143,950	2,717,360	382,658

Preferred Share fees	128,660	458,186	53,847

Select Share fees	80,926	19,974	2,872

Cash Management Share fees	59,979	140,272	1,299,314

Distribution fees — Cash Management Shares	35,988	84,164	779,588

Resource Share fees	7	7	7

Total expenses	164,681,859	57,118,859	29,125,796

Less — expense reductions	(1,973,405)	(2,892,378)	(1,621,982)

Net expenses	162,708,454	54,226,481	27,503,814

NET INVESTMENT INCOME	$572,078,874	$153,535,660	$84,944,805

Net realized gain from investment transactions	20,901,374	6,731,060	6,294,118

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$592,980,248	$160,266,720	$91,238,923

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund		Government Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:
Net investment income	$17,343,724	$19,992,507	$1,141,291,628	$2,230,447,557
Net realized gain from investment transactions	966,791	287,443	40,401,445	16,512,656

Net increase in net assets resulting from operations	18,310,515	20,279,950	1,181,693,073	2,246,960,213

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	—	(2,446,431)	(2,048,233)
Class C Shares	—	—	(15,977)	(55,218)
Institutional Shares	(17,708,073)	(18,771,613)	(1,090,135,900)	(2,060,931,674)
Capital Shares	(8,246)	(23,515)	(12,087,734)	(29,262,373)
Service Shares	(63,442)	(166,265)	(4,939,299)	(10,479,301)
Preferred Shares	(50,399)	(198,625)	(9,976,513)	(20,494,217)
Select Shares	(471)	(1,031)	(4,341,608)	(14,157,360)
Administration Shares	(450,857)	(1,036,837)	(44,718,381)	(99,448,265)
Cash Management Shares	(18,572)	(768)	(640,681)	(204,841)
Premier Shares	(373)	(922)	(1,394,940)	(3,719,283)
Resource Shares	—	—	(395,702)	(973,664)
Class R6 Shares	—	—	(942,873)	(1,249,033)
Drexel Hamilton Shares	—	—	(7,956,702)	—
Total distributions to shareholders	(18,300,433)	(20,199,576)	(1,179,992,741)	(2,243,023,462)

From share transactions
Proceeds from sales of shares	11,735,557,360	2,606,772,443	1,370,830,683,323	943,916,446,686
Reinvestment of distributions	14,243,623	15,043,280	577,812,056	1,079,167,668
Cost of shares redeemed	(9,361,084,182)	(1,675,554,481)	(1,263,859,504,231)	(939,203,429,811)
Net increase in net assets resulting from share transactions	2,388,716,801	946,261,242	107,548,991,148	5,792,184,543
NET INCREASE	2,388,726,883	946,341,616	107,550,691,480	5,796,121,294

Net assets:
Beginning of year	1,533,109,347	586,767,731	110,654,616,727	104,858,495,433
End of year	$3,921,836,230	$1,533,109,347	$218,205,308,207	$110,654,616,727

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Money Market Fund		Prime Obligations Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$195,364,360	$333,909,991	$79,211,502	$112,999,607

Net realized gain (loss) from investment transactions	(7,538,258)	1,138,835	604,703	473,503

Net change in unrealized gain (loss) from investment transactions	(4,400,659)	3,681,721	(1,341,419)	1,330,549

Net increase in net assets resulting from operations	183,425,443	338,730,547	78,474,786	114,803,659

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(193,310,637)	(333,758,870)	(77,559,806)	(110,684,532)

Capital Shares	(135,656)	(125,595)	(76,698)	(118,561)

Service Shares	(300)	(1,391)	(6,973)	(102,511)

Preferred Shares	(42,411)	(48,834)	(42,649)	(61,378)

Select Shares	(319,301)	(776,671)	(789,855)	(1,798,426)

Administration Shares	(45,086)	(45,826)	(444,229)	(535,405)

Cash Management Shares	(9)	(18)	(9)	(18)

Premier Shares	(11)	(22)	(11)	(22)

Resource Shares	(11)	(22)	(11)	(22)

Drexel Hamilton Shares	—	—	(222,875)	—

Total distributions to shareholders	(193,853,422)	(334,757,249)	(79,143,116)	(113,300,875)

From share transactions

Proceeds from sales of shares	78,480,208,605	85,569,465,008	23,481,618,298	16,195,180,217

Reinvestment of distributions	103,679,725	162,186,050	46,774,158	68,630,093

Cost of shares redeemed	(89,738,454,628)	(79,561,685,600)	(24,964,599,237)	(13,862,825,962)

Net increase (decrease) in net assets resulting from share transactions	(11,154,566,298)	6,169,965,458	(1,436,206,781)	2,400,984,348

NET INCREASE (DECREASE)	(11,164,994,277)	6,173,938,756	(1,436,875,111)	2,402,487,132

Net assets:

Beginning of year	17,784,834,137	11,610,895,381	6,246,013,027	3,843,525,895

End of year	$6,619,839,860	$17,784,834,137	$4,809,137,916	$6,246,013,027

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Instruments Fund		Treasury Obligations Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$572,078,874	$1,135,422,170	$153,535,660	$342,100,566

Net realized gain from investment transactions	20,901,374	19,078,477	6,731,060	3,418,497

Net increase in net assets resulting from operations	592,980,248	1,154,500,647	160,266,720	345,519,063

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(572,962,578)	(1,082,622,274)	(132,077,257)	(274,501,344)

Capital Shares	(8,336,562)	(14,187,561)	(3,428,674)	(6,772,558)

Service Shares	(176,314)	(1,707,995)	(6,461,492)	(18,360,886)

Preferred Shares	(919,744)	(1,261,805)	(3,661,923)	(7,482,570)

Select Shares	(1,704,555)	(6,174,970)	(486,531)	(1,362,803)

Administration Shares	(13,043,114)	(40,483,530)	(14,614,602)	(35,857,421)

Cash Management Shares	(53,744)	(89,437)	(108,803)	(16,375)

Premier Shares	(1,019,410)	(2,487,259)	(128,767)	(299,438)

Resource Shares	(6)	(16)	(6)	(16)

Total distributions to shareholders	(598,216,027)	(1,149,014,847)	(160,968,055)	(344,653,411)

From share transactions

Proceeds from sales of shares	355,916,515,357	212,108,690,475	255,687,212,214	200,902,685,375

Reinvestment of distributions	325,529,187	641,161,052	66,582,114	133,108,626

Cost of shares redeemed	(323,780,571,442)	(212,588,469,412)	(245,417,780,026)	(198,899,965,807)

Net increase in net assets resulting from share transactions	32,461,473,102	161,382,115	10,336,014,302	2,135,828,194

NET INCREASE	32,456,237,323	166,867,915	10,335,312,967	2,136,693,846

Net assets:

Beginning of year	54,698,556,089	54,531,688,174	16,562,514,876	14,425,821,030

End of year	$87,154,793,412	$54,698,556,089	$26,897,827,843	$16,562,514,876

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Solutions Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$84,944,805	$181,047,952

Net realized gain from investment transactions	6,294,118	3,922,005

Net increase in net assets resulting from operations	91,238,923	184,969,957

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(84,516,483)	(166,889,124)

Capital Shares	(1,276,222)	(3,373,366)

Service Shares	(810,330)	(1,983,011)

Preferred Shares	(454,175)	(797,792)

Select Shares	(93,299)	(134,813)

Administration Shares	(2,714,596)	(6,782,509)

Cash Management Shares	(1,122,646)	(1,690,423)

Premier Shares	(950,305)	(2,503,790)

Resource Shares	(6)	(16)

Total distributions to shareholders	(91,938,062)	(184,154,844)

From share transactions

Proceeds from sales of shares	65,182,195,146	36,822,877,870

Reinvestment of distributions	57,158,747	131,480,668

Cost of shares redeemed	(60,968,545,207)	(36,813,589,532)

Net increase in net assets resulting from share transactions	4,270,808,686	140,769,006

NET INCREASE	4,270,109,547	141,584,119

Net assets:

Beginning of year	8,587,337,818	8,445,753,699

End of year	$12,857,447,365	$8,587,337,818

48	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Institutional Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.021	0.013	0.005	0.002

Net realized gain	0.003	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.010	0.022	0.013	0.005	0.002

Distributions to shareholders from net investment income	(0.010)	(0.022)	(0.013)	(0.005)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.010)	(0.022)	(0.013)	(0.005)	(0.002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.99%	2.18%	1.34%	0.52%	0.16%

Net assets, end of period (in 000’s)	$3,761,104	$1,453,995	$508,647	$556,458	$577,395

Ratio of net expenses to average net assets	0.15%	0.18%	0.20%	0.20%	0.20	%(e)

Ratio of total expenses to average net assets	0.21%	0.22%	0.25%	0.28%	0.39	%(e)

Ratio of net investment income to average net assets	0.67%	2.15%	1.33%	0.51%	0.19	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Capital Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.019	0.012	0.003	—	(b)

Net realized gain	0.002	0.001	— (b)	0.001	—	(b)

Total from investment operations	0.009	0.020	0.012	0.004	—	(b)

Distributions to shareholders from net investment income	(0.009)	(0.020)	(0.012)	(0.004)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.009)	(0.020)	(0.012)	(0.004)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.85%	2.03%	1.19%	0.37%	0.05%

Net assets, end of period (in 000’s)	$1,135	$626	$5,136	$16,147	$50

Ratio of net expenses to average net assets	0.28%	0.33%	0.35%	0.35%	0.33	%(e)

Ratio of total expenses to average net assets	0.36%	0.37%	0.40%	0.43%	0.54	%(e)

Ratio of net investment income to average net assets	0.74%	1.90%	1.04%	0.31%	0.04	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	49

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Service Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.016	0.008	0.001	—	(b)

Net realized gain	— (b)	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.006	0.017	0.008	0.001	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.017)	(0.008)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.017)	(0.008)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.63%	1.67%	0.84%	0.10%	0.01%

Net assets, end of period (in 000’s)	$11,490	$11,493	$11,003	$15,129	$14,949

Ratio of net expenses to average net assets	0.50%	0.68%	0.70%	0.62%	0.39	%(e)

Ratio of total expenses to average net assets	0.71%	0.72%	0.75%	0.78%	0.89	%(e)

Ratio of net investment income (loss) to average net assets	0.57%	1.64%	0.83%	0.09%	(0.01	)%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Preferred Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.004	0.021	0.012	0.004	0.001

Net realized gain	0.005	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.009	0.021	0.012	0.004	0.001

Distributions to shareholders from net investment income	(0.009)	(0.021)	(0.012)	(0.004)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.009)	(0.021)	(0.012)	(0.004)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.89%	2.08%	1.24%	0.42%	0.08%

Net assets, end of period (in 000’s)	$22,779	$5,536	$2,386	$50	$50

Ratio of net expenses to average net assets	0.24%	0.28%	0.30%	0.30%	0.29	%(e)

Ratio of total expenses to average net assets	0.31%	0.32%	0.35%	0.38%	0.49	%(e)

Ratio of net investment income to average net assets	0.39%	2.09%	1.43%	0.41%	0.08	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Select Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.010	0.021	0.013	0.005	0.001

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.010	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.010)	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.010)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.96%	2.15%	1.31%	0.49%	0.13%

Net assets, end of period (in 000’s)	$49	$49	$48	$47	$50

Ratio of net expenses to average net assets	0.18%	0.21%	0.23%	0.23%	0.23	%(e)

Ratio of total expenses to average net assets	0.24%	0.25%	0.28%	0.31%	0.42	%(e)

Ratio of net investment income to average net assets	0.91%	2.11%	1.30%	0.48%	0.14	%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Administration Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.019	0.011	0.003	—	(b)

Net realized gain	0.001	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.008	0.019	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.019)	(0.011)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.019)	(0.011)	(0.003)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.78%	1.93%	1.09%	0.27%	0.01%

Net assets, end of period (in 000’s)	$73,011	$61,267	$59,447	$50,768	$43,835

Ratio of net expenses to average net assets	0.35%	0.43%	0.45%	0.45%	0.39	%(e)

Ratio of total expenses to average net assets	0.46%	0.47%	0.50%	0.53%	0.64	%(e)

Ratio of net investment income (loss) to average net assets	0.69%	1.89%	1.08%	0.26%	(0.01	)%(e)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	51

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,					Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Cash Management Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.002	0.013	0.005	—	(b)	—	(b)

Net realized gain	0.003	0.001	— (b)	—	(b)	—	(b)

Total from investment operations	0.005	0.014	0.005	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.005)	(0.014)	(0.005)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.005)	(0.014)	(0.005)	—	(b)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.46%	1.37%	0.53%	0.01%		0.01%

Net assets, end of period (in 000’s)	$52,216	$92	$50	$50		$50

Ratio of net expenses to average net assets	0.45%	0.98%	1.00%	0.71%		0.38	%(e)

Ratio of total expenses to average net assets	1.01%	1.02%	1.05%	1.08%		1.19	%(e)

Ratio of net investment income to average net assets	0.12%	1.34%	0.53%	0.01%		—	%(e)(f)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Federal Instruments Fund — Premier Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.018	0.010	0.002	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.007	0.018	0.010	0.002	—	(b)

Distributions to shareholders from net investment income	(0.007)	(0.018)	(0.010)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.007)	(0.018)	(0.010)	(0.002)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.72%	1.82%	0.99%	0.19%	0.01%

Net assets, end of period (in 000’s)	$52	$52	$51	$50	$50

Ratio of net expenses to average net assets	0.42%	0.53%	0.55%	0.53%	0.38	%(e)

Ratio of total expenses to average net assets	0.56%	0.57%	0.60%	0.63%	0.74	%(e)

Ratio of net investment income to average net assets	0.67%	1.79%	0.99%	0.19%	—	%(e)(f)

*	Commenced operations on October 30, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

52	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Government Fund — Class A Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.019	0.011	0.003	—	(b)

Net realized gain	0.001	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.008	0.020	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.020)	(0.011)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.020)	(0.011)	(0.003)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.76%	1.97%	1.12%	0.30%	0.01%

Net assets, end of period (in 000’s)	$366,871	$244,295	$69,681	$55,506	$1,563

Ratio of net expenses to average net assets	0.39%	0.43%	0.42%	0.43%	0.43	%(e)

Ratio of total expenses to average net assets	0.43%	0.43%	0.44%	0.48%	0.48	%(e)

Ratio of net investment income to average net assets	0.69%	1.94%	1.12%	0.34%	0.02	%(e)

*	Commenced operations on February 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,					Period Ended August 31, 2016*
Financial Square Government Fund — Class C Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.003	0.012	0.004	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.003	0.012	0.004	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.003)	(0.012)	(0.004)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.003)	(0.012)	(0.004)	—	(b)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.34%	1.21%	0.39%	0.01%		0.01%

Net assets, end of period (in 000’s)	$6,529	$4,532	$4,928	$5,937		$413

Ratio of net expenses to average net assets	0.73%	1.18%	1.15%	0.70%		0.44	%(e)

Ratio of total expenses to average net assets	1.18%	1.18%	1.19%	1.23%		1.23	%(e)

Ratio of net investment income to average net assets	0.25%	1.19%	0.37%	0.01%		0.01	%(e)

*	Commenced operations on February 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	53

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Institutional Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.022	0.014	0.006	0.002

Net realized gain	0.003	— (b)	— (b)	— (b)	— (b)

Total from investment operations	0.010	0.022	0.014	0.006	0.002

Distributions to shareholders from net investment income	(0.010)	(0.022)	(0.014)	(0.006)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	(0.022)	(0.014)	(0.006)	(0.002)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.97%	2.23%	1.38%	0.55%	0.20%

Net assets, end of year (in 000’s)	$204,287,540	$100,539,271	$96,230,361	$79,411,937	$63,804,041

Ratio of net expenses to average net assets	0.18%	0.18%	0.17%	0.18%	0.18%

Ratio of total expenses to average net assets	0.18%	0.18%	0.19%	0.23%	0.23%

Ratio of net investment income to average net assets	0.70%	2.19%	1.39%	0.55%	0.21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Government Fund — Capital Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.021	0.012	0.004	0.001

Net realized gain	— (b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	0.008	0.021	0.012	0.004	0.001

Distributions to shareholders from net investment income	(0.008)	(0.021)	(0.012)	(0.004)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	(0.021)	(0.012)	(0.004)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.83%	2.08%	1.22%	0.40%	0.08%

Net assets, end of year (in 000’s)	$1,291,798	$1,302,391	$1,287,999	$893,496	$1,390,271

Ratio of net expenses to average net assets	0.32%	0.33%	0.32%	0.33%	0.30%

Ratio of total expenses to average net assets	0.33%	0.33%	0.34%	0.38%	0.38%

Ratio of net investment income to average net assets	0.76%	2.05%	1.24%	0.37%	0.07%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

54	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Service Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.017	0.009	0.001	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.006	0.017	0.009	0.001	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.017)	(0.009)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.017)	(0.009)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.61%	1.72%	0.87%	0.12%	0.01%

Net assets, end of year (in 000’s)	$1,775,966	$665,252	$587,810	$337,219	$368,299

Ratio of net expenses to average net assets	0.53%	0.68%	0.67%	0.60%	0.36%

Ratio of total expenses to average net assets	0.68%	0.68%	0.69%	0.73%	0.73%

Ratio of net investment income (loss) to average net assets	0.58%	1.69%	0.93%	0.11%	(0.01)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Government Fund — Preferred Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.009	0.021	0.013	0.004	0.001

Net realized gain	— (b)	— (b)	— (b)	0.001	— (b)

Total from investment operations	0.009	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.88%	2.13%	1.28%	0.45%	0.12%

Net assets, end of year (in 000’s)	$1,627,349	$1,755,404	$1,330,598	$553,781	$536,818

Ratio of net expenses to average net assets	0.28%	0.28%	0.27%	0.28%	0.27%

Ratio of total expenses to average net assets	0.28%	0.28%	0.29%	0.33%	0.33%

Ratio of net investment income to average net assets	0.89%	2.08%	1.32%	0.43%	0.13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	55

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Select Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.009	0.022	0.013	0.005	0.002

Net realized gain	— (b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	0.009	0.022	0.013	0.005	0.002

Distributions to shareholders from net investment income	(0.009)	(0.022)	(0.013)	(0.005)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.022)	(0.013)	(0.005)	(0.002)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.94%	2.20%	1.35%	0.52%	0.17%

Net assets, end of year (in 000’s)	$481,493	$825,651	$598,258	$2,921,971	$2,471,275

Ratio of net expenses to average net assets	0.21%	0.21%	0.20%	0.21%	0.21%

Ratio of total expenses to average net assets	0.21%	0.21%	0.22%	0.26%	0.26%

Ratio of net investment income to average net assets	0.86%	2.16%	1.19%	0.52%	0.21%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Government Fund — Administration Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.020	0.011	0.003	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.008	0.020	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.020)	(0.011)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.020)	(0.011)	(0.003)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.76%	1.97%	1.12%	0.30%	0.02%

Net assets, end of year (in 000’s)	$5,421,224	$4,862,853	$4,454,065	$4,138,362	$2,673,689

Ratio of net expenses to average net assets	0.39%	0.43%	0.42%	0.43%	0.36%

Ratio of total expenses to average net assets	0.43%	0.43%	0.44%	0.48%	0.48%

Ratio of net investment income to average net assets	0.76%	1.95%	1.13%	0.32%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

56	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Cash Management Shares	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.004	0.013	0.006	—	(b)	—	(b)

Net realized gain	0.001	0.001	— (b)	—	(b)	—	(b)

Total from investment operations	0.005	0.014	0.006	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.005)	(0.014)	(0.006)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.005)	(0.014)	(0.006)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.45%	1.42%	0.57%	0.02%		0.02%

Net assets, end of year (in 000’s)	$198,129	$96,690	$6,573	$3,779		$14

Ratio of net expenses to average net assets	0.65%	0.98%	0.97%	0.62%		0.35%

Ratio of total expenses to average net assets	0.98%	0.98%	0.99%	1.03%		1.03%

Ratio of net investment income to average net assets	0.35%	1.35%	0.64%	0.01%		0.06%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Government Fund — Premier Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.019	0.010	0.003	—	(b)

Net realized loss	— (b)	— (b)	— (b)	(0.001)	—	(b)

Total from investment operations	0.007	0.019	0.010	0.002	—	(b)

Distributions to shareholders from net investment income	(0.007)	(0.019)	(0.010)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.007)	(0.019)	(0.010)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.70%	1.87%	1.02%	0.22%	0.02%

Net assets, end of year (in 000’s)	$195,822	$190,633	$168,032	$101,311	$1

Ratio of net expenses to average net assets	0.46%	0.53%	0.52%	0.52%	0.20%

Ratio of total expenses to average net assets	0.53%	0.53%	0.54%	0.58%	0.58%

Ratio of net investment income to average net assets	0.70%	1.85%	0.99%	0.28%	0.40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	57

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Resource Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.005	0.015	0.007	0.001	—	(b)

Net realized gain	— (b)	0.001	— (b)	— (b)	—	(b)

Total from investment operations	0.005	0.016	0.007	0.001	—	(b)

Distributions to shareholders from net investment income	(0.005)	(0.016)	(0.007)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.005)	(0.016)	(0.007)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.53%	1.57%	0.72%	0.05%	0.01%

Net assets, end of year (in 000’s)	$83,378	$70,841	$70,747	$74,864	$17,634

Ratio of net expenses to average net assets	0.60%	0.83%	0.82%	0.69%	0.43%

Ratio of total expenses to average net assets	0.83%	0.83%	0.84%	0.88%	0.88%

Ratio of net investment income (loss) to average net assets	0.47%	1.54%	0.70%	0.06%	(0.01)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

	Year Ended August 31,				Period Ended August 31, 2016*
Financial Square Government Fund — Class R6 Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.009	0.022	0.014	0.006	0.002

Net realized gain	0.001	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.010	0.022	0.014	0.006	0.002

Distributions to shareholders from net investment income	(0.010)	(0.022)	(0.014)	(0.006)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.010)	(0.022)	(0.014)	(0.006)	(0.002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.97%	2.23%	1.38%	0.55%	0.18%

Net assets, end of period (in 000’s)	$115,111	$96,804	$49,441	$12,773	$4,705

Ratio of net expenses to average net assets	0.18%	0.18%	0.17%	0.18%	0.18	%(e)

Ratio of total expenses to average net assets	0.18%	0.18%	0.19%	0.23%	0.23	%(e)

Ratio of net investment income to average net assets	0.93%	2.20%	1.54%	0.56%	0.26	%(e)

*	Commenced operations on December 29, 2015.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Government Fund — Drexel Hamilton Class Shares	Period Ended August 31, 2020*
Per Share Data:

Net asset value, beginning of period	$1.00

Net investment income(a)	0.005

Net realized gain	0.004

Total from investment operations	0.009

Distributions to shareholders from net investment income	(0.009)

Distributions to shareholders from net realized gains	—	(b)

Total distributions(c)	(0.009)

Net asset value, end of period	$1.00

Total return(d)	0.93%

Net assets, end of period (in 000’s)	$2,354,098

Ratio of net expenses to average net assets	0.18	%(e)

Ratio of total expenses to average net assets	0.18	%(e)

Ratio of net investment income to average net assets	0.54	%(e)

*	Commenced operations on September 9, 2019.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	59

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Institutional Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0003	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0152	0.0244	0.0187	0.0071	0.003

Net realized and unrealized gain (loss)	(0.0027)	0.0004	(0.0019)	0.0015	— (b)

Total from investment operations	0.0125	0.0248	0.0168	0.0086	0.003

Distributions to shareholders from net investment income	(0.0120)	(0.0245)	(0.0168)	(0.0082)	(0.003)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0120)	(0.0245)	(0.0168)	(0.0083)	(0.003)

Net asset value, end of year	$1.0011	$1.0006	$1.0003	$1.0003	$1.000

Total return(e)	1.25%	2.52%	1.68%	0.87%	0.32%

Net assets, end of year (in 000’s)	$6,595,783	$17,728,767	$11,570,439	$2,542,693	$15,336,774

Ratio of net expenses to average net assets	0.15%	0.13%	0.11%	0.18%	0.18%

Ratio of total expenses to average net assets	0.18%	0.18%	0.20%	0.25%	0.23%

Ratio of net investment income to average net assets	1.52%	2.44%	1.87%	0.71%	0.32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Square Money Market Fund — Capital Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0004	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0100	0.0231	0.0177	0.0020	0.002

Net realized and unrealized gain	0.0010	0.0011	0.0001	0.0051	— (b)

Total from investment operations	0.0110	0.0242	0.0178	0.0071	0.002

Distributions to shareholders from net investment income	(0.0105)	(0.0240)	(0.0177)	(0.0068)	(0.002)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	—	— (b)

Total distributions(d)	(0.0105)	(0.0240)	(0.0177)	(0.0068)	(0.002)

Net asset value, end of year	$1.0011	$1.0006	$1.0004	$1.0003	$1.000

Total return(e)	1.10%	2.35%	1.54%	0.72%	0.18%

Net assets, end of year (in 000’s)	$15,265	$11,720	$1	$1	$108,671

Ratio of net expenses to average net assets	0.29%	0.28%	0.11%	0.33%	0.33%

Ratio of total expenses to average net assets	0.33%	0.33%	0.35%	0.40%	0.38%

Ratio of net investment income to average net assets	1.00%	2.31%	1.77%	0.20%	0.18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

60	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Service Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0002	$1.0001	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0126	0.0199	0.0115	0.0011	—	(b)

Net realized and unrealized gain (loss)	(0.0041)	(0.0003)	0.0001	0.0027	—	(b)

Total from investment operations	0.0085	0.0196	0.0116	0.0038	—	(b)

Distributions to shareholders from net investment income	(0.0081)	(0.0195)	(0.0118)	(0.0034)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	—	(b)

Total distributions(d)	(0.0081)	(0.0195)	(0.0118)	(0.0035)	—	(b)

Net asset value, end of year	$1.0006	$1.0002	$1.0001	$1.0003	$1.000

Total return(e)	0.81%	1.99%	1.16%	0.38%	0.01%

Net assets, end of year (in 000’s)	$3	$8	$128	$67	$17,000

Ratio of net expenses to average net assets	0.64%	0.63%	0.61%	0.60%	0.49%

Ratio of total expenses to average net assets	0.68%	0.68%	0.70%	0.75%	0.73%

Ratio of net investment income to average net assets	1.26%	1.99%	1.15%	0.11%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

Financial Square Money Market Fund — Preferred Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0136	0.0231	0.0172	0.0032	0.002

Net realized and unrealized gain (loss)	(0.0021)	0.0008	(0.0015)	0.0044	— (b)

Total from investment operations	0.0115	0.0239	0.0157	0.0076	0.002

Distributions to shareholders from net investment income	(0.0110)	(0.0235)	(0.0158)	(0.0072)	(0.002)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0110)	(0.0235)	(0.0158)	(0.0073)	(0.002)

Net asset value, end of year	$1.0011	$1.0006	$1.0002	$1.0003	$1.000

Total return(e)	1.15%	2.41%	1.58%	0.77%	0.22%

Net assets, end of year (in 000’s)	$1,919	$4,901	$2,752	$1,418	$59,053

Ratio of net expenses to average net assets	0.25%	0.23%	0.21%	0.28%	0.28%

Ratio of total expenses to average net assets	0.28%	0.28%	0.30%	0.35%	0.33%

Ratio of net investment income to average net assets	1.35%	2.31%	1.72%	0.32%	0.20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	61

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Select Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0003	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0163	0.0240	0.0182	0.0040	0.003

Net realized and unrealized gain (loss)	(0.0043)	0.0005	(0.0017)	0.0043	— (b)

Total from investment operations	0.0120	0.0245	0.0165	0.0083	0.003

Distributions to shareholders from net investment income	(0.0117)	(0.0242)	(0.0165)	(0.0079)	(0.003)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0117)	(0.0242)	(0.0165)	(0.0080)	(0.003)

Net asset value, end of year	$1.0009	$1.0006	$1.0003	$1.0003	$1.000

Total return(e)	1.20%	2.49%	1.65%	0.84%	0.29%

Net assets, end of year (in 000’s)	$2,362	$34,943	$34,354	$9,847	$1,080,075

Ratio of net expenses to average net assets	0.18%	0.16%	0.14%	0.21%	0.21%

Ratio of total expenses to average net assets	0.21%	0.21%	0.23%	0.28%	0.26%

Ratio of net investment income to average net assets	1.63%	2.40%	1.82%	0.40%	0.29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Square Money Market Fund — Administration Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0005	$1.0003	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0094	0.0214	0.0140	0.0024	0.001

Net realized and unrealized gain	0.0007	0.0008	0.0003	0.0037	— (b)

Total from investment operations	0.0101	0.0222	0.0143	0.0061	0.001

Distributions to shareholders from net investment income	(0.0096)	(0.0220)	(0.0143)	(0.0057)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0096)	(0.0220)	(0.0143)	(0.0058)	(0.001)

Net asset value, end of year	$1.0010	$1.0005	$1.0003	$1.0003	$1.000

Total return(e)	1.01%	2.25%	1.43%	0.61%	0.10%

Net assets, end of year (in 000’s)	$4,506	$4,493	$3,218	$5,516	$316,162

Ratio of net expenses to average net assets	0.38%	0.38%	0.36%	0.43%	0.40%

Ratio of total expenses to average net assets	0.43%	0.43%	0.45%	0.50%	0.48%

Ratio of net investment income to average net assets	0.93%	2.14%	1.40%	0.24%	0.09%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

62	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Cash Management Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0007	$1.0004	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0097	0.0182	0.0106	0.0001	—	(b)

Net realized and unrealized gain	(0.0008)	0.0003	0.0001	0.0017	—	(b)

Total from investment operations	0.0089	0.0185	0.0107	0.0018	—	(b)

Distributions to shareholders from net investment income	(0.0087)	(0.0182)	(0.0106)	(0.0015)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	—	(b)

Total distributions(d)	(0.0087)	(0.0182)	(0.0106)	(0.0015)	—	(b)

Net asset value, end of year	$1.0009	$1.0007	$1.0004	$1.0003	$1.000

Total return(e)	0.60%	1.69%	0.89%	0.18%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$10,742

Ratio of net expenses to average net assets	0.68%	0.85%	0.83%	0.50%	0.51%

Ratio of total expenses to average net assets	0.98%	0.98%	1.00%	1.05%	1.03%

Ratio of net investment income to average net assets	0.89%	1.81%	1.06%	0.01%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

Financial Square Money Market Fund — Premier Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0004	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0115	0.0217	0.0142	0.0068	0.001

Net realized and unrealized gain (loss)	(0.0003)	0.0002	0.0001	(0.0016)	— (b)

Total from investment operations	0.0112	0.0219	0.0143	0.0052	0.001

Distributions to shareholders from net investment income	(0.0108)	(0.0217)	(0.0142)	(0.0049)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	— (b)

Total distributions(d)	(0.0108)	(0.0217)	(0.0142)	(0.0049)	(0.001)

Net asset value, end of year	$1.0010	$1.0006	$1.0004	$1.0003	$1.000

Total return(e)	0.91%	2.15%	1.35%	0.52%	0.10%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.45%	0.48%	0.47%	0.53%	0.19%

Ratio of total expenses to average net assets	0.53%	0.53%	0.55%	0.60%	0.58%

Ratio of net investment income to average net assets	1.10%	2.17%	1.42%	0.69%	0.37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	63

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Money Market Fund — Resource Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0004	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0116	0.0217	0.0142	0.0068	0.001

Net realized and unrealized gain (loss)	(0.0005)	0.0002	0.0001	(0.0040)	— (b)

Total from investment operations	0.0111	0.0219	0.0143	0.0028	0.001

Distributions to shareholders from net investment income	(0.0109)	(0.0217)	(0.0142)	(0.0025)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	— (b)

Total distributions(d)	(0.0109)	(0.0217)	(0.0142)	(0.0025)	(0.001)

Net asset value, end of year	$1.0008	$1.0006	$1.0004	$1.0003	$1.000

Total return(e)	0.69%	1.84%	1.04%	0.28%	0.10%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.45%	0.49%	0.47%	0.53%	0.19%

Ratio of total expenses to average net assets	0.83%	0.83%	0.85%	0.90%	0.88%

Ratio of net investment income to average net assets	1.11%	2.17%	1.42%	0.68%	0.37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

64	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Institutional Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0003	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0130	0.0243	0.0182	0.0073	0.003

Net realized and unrealized gain (loss)	(0.0002)	0.0004	(0.0014)	0.0014	— (b)

Total from investment operations	0.0128	0.0247	0.0168	0.0087	0.003

Distributions to shareholders from net investment income	(0.0121)	(0.0244)	(0.0168)	(0.0083)	(0.003)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0121)	(0.0244)	(0.0168)	(0.0084)	(0.003)

Net asset value, end of year	$1.0013	$1.0006	$1.0003	$1.0003	$1.000

Total return(e)	1.28%	2.51%	1.68%	0.87%	0.29%

Net assets, end of year (in 000’s)	$4,619,641	$6,122,574	$3,766,257	$1,467,979	$7,299,656

Ratio of net expenses to average net assets	0.16%	0.13%	0.11%	0.18%	0.18%

Ratio of total expenses to average net assets	0.18%	0.18%	0.21%	0.27%	0.23%

Ratio of net investment income to average net assets	1.30%	2.43%	1.82%	0.73%	0.31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Square Prime Obligations Fund — Capital Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0006	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0108	0.0227	0.0178	0.0024	0.002

Net realized and unrealized gain (loss)	0.0004	0.0006	(0.0026)	0.0048	— (b)

Total from investment operations	0.0112	0.0233	0.0152	0.0072	0.002

Distributions to shareholders from net investment income	(0.0106)	(0.0229)	(0.0153)	(0.0068)	(0.002)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0106)	(0.0229)	(0.0153)	(0.0069)	(0.002)

Net asset value, end of year	$1.0012	$1.0006	$1.0002	$1.0003	$1.000

Total return(e)	1.12%	2.35%	1.53%	0.72%	0.16%

Net assets, end of year (in 000’s)	$1,014	$6,755	$6,829	$407	$140,138

Ratio of net expenses to average net assets	0.31%	0.28%	0.26%	0.33%	0.31%

Ratio of total expenses to average net assets	0.33%	0.33%	0.36%	0.42%	0.38%

Ratio of net investment income to average net assets	1.07%	2.27%	1.78%	0.24%	0.16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	65

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Service Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0004	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0167	0.0197	0.0145	0.0003	—	(b)

Net realized and unrealized gain (loss)	(0.0079)	(0.0001)	(0.0028)	0.0035	—	(b)

Total from investment operations	0.0088	0.0196	0.0117	0.0038	—	(b)

Distributions to shareholders from net investment income	(0.0088)	(0.0194)	(0.0118)	(0.0034)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	—	(b)

Total distributions(d)	(0.0088)	(0.0194)	(0.0118)	(0.0035)	—	(b)

Net asset value, end of year	$1.0004	$1.0004	$1.0002	$1.0003	$1.000

Total return(e)	0.76%	2.00%	1.16%	0.38%	0.01%

Net assets, end of year (in 000’s)	$9	$5,098	$102	$103	$253,231

Ratio of net expenses to average net assets	0.66%	0.63%	0.61%	0.59%	0.42%

Ratio of total expenses to average net assets	0.68%	0.68%	0.71%	0.77%	0.73%

Ratio of net investment income to average net assets	1.66%	1.97%	1.45%	0.03%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Amount is less than 0.005% of average net assets.

Financial Square Prime Obligations Fund — Preferred Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0004	$1.0001	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0111	0.0233	0.0142	0.0030	0.002

Net realized and unrealized gain (loss)	0.0006	0.0004	0.0014	0.0047	— (b)

Total from investment operations	0.0117	0.0237	0.0156	0.0077	0.002

Distributions to shareholders from net investment income	(0.0111)	(0.0234)	(0.0158)	(0.0073)	(0.002)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0111)	(0.0234)	(0.0158)	(0.0074)	(0.002)

Net asset value, end of year	$1.0010	$1.0004	$1.0001	$1.0003	$1.000

Total return(e)	1.16%	2.41%	1.57%	0.77%	0.20%

Net assets, end of year (in 000’s)	$3,365	$2,839	$2,624	$1,003	$279,445

Ratio of net expenses to average net assets	0.26%	0.23%	0.21%	0.28%	0.28%

Ratio of total expenses to average net assets	0.28%	0.28%	0.31%	0.37%	0.33%

Ratio of net investment income to average net assets	1.11%	2.33%	1.42%	0.30%	0.19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

66	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Select Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0004	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0120	0.0241	0.0181	0.0097	0.003

Net realized and unrealized gain (loss)	0.0006	0.0002	(0.0017)	(0.0013)	— (b)

Total from investment operations	0.0126	0.0243	0.0164	0.0084	0.003

Distributions to shareholders from net investment income	(0.0118)	(0.0241)	(0.0165)	(0.0080)	(0.003)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0118)	(0.0241)	(0.0165)	(0.0081)	(0.003)

Net asset value, end of year	$1.0012	$1.0004	$1.0002	$1.0003	$1.000

Total return(e)	1.25%	2.48%	1.64%	0.84%	0.26%

Net assets, end of year (in 000’s)	$76,327	$98,996	$60,236	$18,082	$9,454

Ratio of net expenses to average net assets	0.19%	0.16%	0.14%	0.21%	0.21%

Ratio of total expenses to average net assets	0.21%	0.21%	0.24%	0.30%	0.26%

Ratio of net investment income to average net assets	1.19%	2.41%	1.81%	0.97%	0.29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Square Prime Obligations Fund — Administration Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0005	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0121	0.0222	0.0139	0.0015	0.001

Net realized and unrealized gain (loss)	(0.0017)	— (c)	0.0003	0.0047	— (b)

Total from investment operations	0.0104	0.0222	0.0142	0.0062	0.001

Distributions to shareholders from net investment income	(0.0097)	(0.0219)	(0.0143)	(0.0058)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	(0.0001)	— (b)

Total distributions(d)	(0.0097)	(0.0219)	(0.0143)	(0.0059)	(0.001)

Net asset value, end of year	$1.0012	$1.0005	$1.0002	$1.0003	$1.000

Total return(e)	1.03%	2.25%	1.43%	0.62%	0.09%

Net assets, end of year (in 000’s)	$8,736	$9,748	$7,474	$4,282	$1,250,848

Ratio of net expenses to average net assets	0.41%	0.38%	0.36%	0.43%	0.38%

Ratio of total expenses to average net assets	0.43%	0.43%	0.46%	0.52%	0.48%

Ratio of net investment income to average net assets	1.21%	2.22%	1.39%	0.15%	0.09%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.	67

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Cash Management Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0005	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0087	0.0181	0.0108	0.0051	0.001

Net realized and unrealized gain (loss)	0.0004	0.0003	(0.0001)	(0.0033)	— (b)

Total from investment operations	0.0091	0.0184	0.0107	0.0018	0.001

Distributions to shareholders from net investment income	(0.0086)	(0.0181)	(0.0108)	(0.0015)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	— (b)

Total distributions(d)	(0.0086)	(0.0181)	(0.0108)	(0.0015)	(0.001)

Net asset value, end of year	$1.0010	$1.0005	$1.0002	$1.0003	$1.000

Total return(e)	0.63%	1.69%	0.86%	0.18%	0.09%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.70%	0.85%	0.83%	0.73%	0.18%

Ratio of total expenses to average net assets	0.98%	0.98%	1.01%	1.07%	1.03%

Ratio of net investment income to average net assets	0.87%	1.80%	1.08%	0.51%	0.37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Square Prime Obligations Fund — Premier Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0005	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0115	0.0216	0.0144	0.0071	0.001

Net realized and unrealized gain (loss)	(0.0001)	0.0003	(0.0001)	(0.0018)	— (b)

Total from investment operations	0.0114	0.0219	0.0143	0.0053	0.001

Distributions to shareholders from net investment income	(0.0110)	(0.0216)	(0.0144)	(0.0050)	(0.001)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	— (b)

Total distributions(d)	(0.0110)	(0.0216)	(0.0144)	(0.0050)	(0.001)

Net asset value, end of year	$1.0009	$1.0005	$1.0002	$1.0003	$1.000

Total return(e)	0.93%	2.15%	1.32%	0.53%	0.09%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.46%	0.49%	0.47%	0.53%	0.18%

Ratio of total expenses to average net assets	0.53%	0.53%	0.56%	0.62%	0.58%

Ratio of net investment income to average net assets	1.10%	2.16%	1.44%	0.71%	0.36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

68	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Prime Obligations Fund — Resource Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.0005	$1.0002	$1.0003	$1.0000	$1.000

Net investment income(a)	0.0106	0.0216	0.0144	0.0002	—	(b)

Net realized and unrealized gain (loss)	0.0008	0.0003	(0.0001)	0.0025	—	(b)

Total from investment operations	0.0114	0.0219	0.0143	0.0027	—	(b)

Distributions to shareholders from net investment income	(0.0109)	(0.0216)	(0.0144)	(0.0024)	—	(b)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	—	(b)

Total distributions(d)	(0.0109)	(0.0216)	(0.0144)	(0.0024)	—	(b)

Net asset value, end of year	$1.0010	$1.0005	$1.0002	$1.0003	$1.000

Total return(e)	0.73%	1.85%	1.01%	0.27%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$71,804

Ratio of net expenses to average net assets	0.47%	0.49%	0.47%	0.52%	0.46%

Ratio of total expenses to average net assets	0.83%	0.83%	0.86%	0.92%	0.88%

Ratio of net investment income to average net assets	1.10%	2.16%	1.44%	0.02%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Square Prime Obligations Fund — Drexel Hamilton Class Shares	Period Ended August 31, 2020*
Per Share Data:

Net asset value, beginning of period	$1.0006

Net investment income(a)	0.0080

Net realized and unrealized gain	0.0042

Total from investment operations	0.0122

Distributions to shareholders from net investment income	(0.0116)

Distributions to shareholders from net realized gains	—	(b)

Total distributions(c)	(0.0116)

Net asset value, end of period	$1.0012

Total return(d)	1.22%

Net assets, end of period (in 000’s)	$100,044

Ratio of net expenses to average net assets	0.16	%(e)

Ratio of total expenses to average net assets	0.18	%(e)

Ratio of net investment income to average net assets	0.78	%(e)

*	Commenced operations on September 9, 2019.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	69

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Institutional Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.021	0.014	0.005	0.001

Net realized gain (loss)	0.002	— (b)	(0.001)	— (b)	— (b)

Total from investment operations	0.009	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.95%	2.16%	1.34%	0.48%	0.13%

Net assets, end of year (in 000’s)	$84,038,158	$51,789,901	$51,205,454	$44,355,448	$50,595,412

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.19%

Ratio of total expenses to average net assets	0.20%	0.20%	0.21%	0.23%	0.23%

Ratio of net investment income to average net assets	0.71%	2.11%	1.35%	0.47%	0.14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Instruments Fund — Capital Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.009	0.020	0.011	0.004	—	(b)

Net realized gain (loss)	(0.001)	— (b)	0.001	(0.001)	—	(b)

Total from investment operations	0.008	0.020	0.012	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.020)	(0.012)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.020)	(0.012)	(0.003)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.82%	2.01%	1.19%	0.33%	0.03%

Net assets, end of year (in 000’s)	$725,405	$766,401	$374,831	$1,054,817	$495,853

Ratio of net expenses to average net assets	0.33%	0.35%	0.35%	0.35%	0.30%

Ratio of total expenses to average net assets	0.35%	0.35%	0.36%	0.38%	0.38%

Ratio of net investment income to average net assets	0.85%	1.98%	1.08%	0.38%	0.02%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

70	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Service Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.003	0.016	0.008	0.001	—	(b)

Net realized gain	0.003	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.006	0.016	0.008	0.001	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.016)	(0.008)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.016)	(0.008)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.60%	1.65%	0.84%	0.10%	—	%(e)

Net assets, end of year (in 000’s)	$116,172	$26,723	$22,063	$47,234	$91,598

Ratio of net expenses to average net assets	0.41%	0.70%	0.70%	0.55%	0.29%

Ratio of total expenses to average net assets	0.70%	0.70%	0.71%	0.73%	0.73%

Ratio of net investment income (loss) to average net assets	0.28%	1.60%	0.79%	0.05%	(0.01)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

Financial Square Treasury Instruments Fund — Preferred Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.020	0.012	0.003	0.001

Net realized gain	0.002	— (b)	— (b)	0.001	— (b)

Total from investment operations	0.009	0.020	0.012	0.004	0.001

Distributions to shareholders from net investment income	(0.009)	(0.020)	(0.012)	(0.004)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.020)	(0.012)	(0.004)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.86%	2.06%	1.24%	0.38%	0.06%

Net assets, end of year (in 000’s)	$113,769	$92,406	$45,007	$39,754	$12,735

Ratio of net expenses to average net assets	0.29%	0.30%	0.30%	0.30%	0.26%

Ratio of total expenses to average net assets	0.30%	0.30%	0.31%	0.33%	0.33%

Ratio of net investment income to average net assets	0.68%	2.02%	1.24%	0.34%	0.05%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	71

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Select Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.021	0.015	0.004	0.001

Net realized gain (loss)	0.003	— (b)	(0.002)	0.001	— (b)

Total from investment operations	0.009	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.92%	2.13%	1.31%	0.45%	0.11%

Net assets, end of year (in 000’s)	$495,422	$141,728	$370,898	$47,839	$21,009

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.23%	0.21%

Ratio of total expenses to average net assets	0.23%	0.23%	0.24%	0.26%	0.26%

Ratio of net investment income to average net assets	0.60%	2.09%	1.49%	0.43%	0.07%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Instruments Fund — Administration Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.019	0.011	0.003	—	(b)

Net realized loss	— (b)	— (b)	— (b)	(0.001)	—	(b)

Total from investment operations	0.008	0.019	0.011	0.002	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.019)	(0.011)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.019)	(0.011)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.75%	1.91%	1.09%	0.24%	—	%(e)

Net assets, end of year (in 000’s)	$1,493,968	$1,716,942	$2,361,026	$2,817,291	$2,186,426

Ratio of net expenses to average net assets	0.40%	0.45%	0.45%	0.44%	0.32%

Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.48%	0.48%

Ratio of net investment income (loss) to average net assets	0.72%	1.86%	1.07%	0.26%	(0.01)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

72	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Cash Management Shares	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.004	0.014	0.006	—	(b)	—	(b)

Net realized loss	— (b)	(0.001)	(0.001)	—	(b)	—	(b)

Total from investment operations	0.004	0.013	0.005	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.004)	(0.013)	(0.005)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.004)	(0.013)	(0.005)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.43%	1.35%	0.54%	0.01%		—	%(e)

Net assets, end of year (in 000’s)	$10,781	$12,515	$64	$30		$279

Ratio of net expenses to average net assets	0.73%	1.00%	1.00%	0.61%		0.35%

Ratio of total expenses to average net assets	1.00%	1.00%	1.01%	1.03%		1.03%

Ratio of net investment income to average net assets	0.40%	1.36%	0.60%	—	%(f)	0.05%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.
(f)	Amount is less than 0.005% of average net assets.

Financial Square Treasury Instruments Fund — Premier Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.018	0.011	0.002	—	(b)

Net realized loss	— (b)	— (b)	(0.001)	— (b)	—	(b)

Total from investment operations	0.007	0.018	0.010	0.002	—	(b)

Distributions to shareholders from net investment income	(0.007)	(0.018)	(0.010)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.007)	(0.018)	(0.010)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.69%	1.80%	0.99%	0.17%	—	%(e)

Net assets, end of year (in 000’s)	$161,117	$151,939	$152,344	$56,059	$19,142

Ratio of net expenses to average net assets	0.45%	0.55%	0.55%	0.50%	0.38%

Ratio of total expenses to average net assets	0.55%	0.55%	0.56%	0.58%	0.58%

Ratio of net investment income (loss) to average net assets	0.65%	1.76%	1.12%	0.20%	(0.02)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	73

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Instruments Fund — Resource Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.003	0.016	0.009	0.004	—	(b)

Net realized gain (loss)	0.003	— (b)	— (b)	(0.004)	—	(b)

Total from investment operations	0.006	0.016	0.009	— (b)	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.016)	(0.009)	— (b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.016)	(0.009)	— (b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.52%	1.50%	0.69%	0.04%	—	%(e)

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.41%	0.56%	0.55%	0.26%	0.19%

Ratio of total expenses to average net assets	0.85%	0.85%	0.86%	0.88%	0.88%

Ratio of net investment income to average net assets	0.57%	1.61%	0.87%	0.37%	0.37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

74	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Institutional Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.022	0.013	0.005	0.002

Net realized gain	0.002	— (b)	0.001	— (b)	— (b)

Total from investment operations	0.009	0.022	0.014	0.005	0.002

Distributions to shareholders from net investment income	(0.009)	(0.022)	(0.014)	(0.005)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.022)	(0.014)	(0.005)	(0.002)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.94%	2.20%	1.37%	0.50%	0.15%

Net assets, end of year (in 000’s)	$22,518,304	$12,649,125	$10,649,826	$15,091,527	$19,950,969

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.19%

Ratio of total expenses to average net assets	0.20%	0.20%	0.21%	0.23%	0.23%

Ratio of net investment income to average net assets	0.68%	2.17%	1.31%	0.47%	0.14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Obligations Fund — Capital Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.020	0.012	0.003	—	(b)

Net realized gain	0.001	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.008	0.020	0.012	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.020)	(0.012)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.020)	(0.012)	(0.003)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.80%	2.05%	1.21%	0.35%	0.05%

Net assets, end of year (in 000’s)	$372,260	$390,680	$299,105	$269,417	$404,533

Ratio of net expenses to average net assets	0.34%	0.35%	0.35%	0.35%	0.30%

Ratio of total expenses to average net assets	0.35%	0.35%	0.36%	0.38%	0.38%

Ratio of net investment income to average net assets	0.74%	2.01%	1.19%	0.34%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	75

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Service Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.017	0.009	0.001	—	(b)

Net realized gain	— (b)	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.006	0.017	0.009	0.001	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.017)	(0.009)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.017)	(0.009)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.59%	1.69%	0.86%	0.11%	0.01%

Net assets, end of year (in 000’s)	$937,649	$936,398	$1,342,308	$954,846	$787,768

Ratio of net expenses to average net assets	0.55%	0.70%	0.70%	0.59%	0.33%

Ratio of total expenses to average net assets	0.70%	0.70%	0.71%	0.73%	0.73%

Ratio of net investment income (loss) to average net assets	0.55%	1.67%	0.88%	0.11%	(0.01)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Obligations Fund — Preferred Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.021	0.013	0.004	0.001

Net realized gain	— (b)	— (b)	— (b)	— (b)	— (b)

Total from investment operations	0.008	0.021	0.013	0.004	0.001

Distributions to shareholders from net investment income	(0.008)	(0.021)	(0.013)	(0.004)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.008)	(0.021)	(0.013)	(0.004)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.84%	2.10%	1.26%	0.40%	0.08%

Net assets, end of year (in 000’s)	$771,943	$461,459	$173,807	$123,436	$81,542

Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.25%

Ratio of total expenses to average net assets	0.30%	0.30%	0.31%	0.33%	0.33%

Ratio of net investment income to average net assets	0.76%	2.08%	1.28%	0.40%	0.05%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

76	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Select Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.021	0.015	0.005	0.001

Net realized gain (loss)	0.002	— (b)	(0.002)	— (b)	— (b)

Total from investment operations	0.009	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.91%	2.17%	1.34%	0.47%	0.13%

Net assets, end of year (in 000’s)	$178,351	$50,890	$134,034	$67,865	$505,162

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.23%	0.21%

Ratio of total expenses to average net assets	0.23%	0.23%	0.24%	0.26%	0.26%

Ratio of net investment income to average net assets	0.70%	2.08%	1.46%	0.46%	0.12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Obligations Fund — Administration Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.019	0.011	0.002	—	(b)

Net realized gain	— (b)	— (b)	— (b)	0.001	—	(b)

Total from investment operations	0.007	0.019	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	(0.007)	(0.019)	(0.011)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.007)	(0.019)	(0.011)	(0.003)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.73%	1.95%	1.11%	0.26%	0.01%

Net assets, end of year (in 000’s)	$2,088,737	$2,034,113	$1,810,200	$1,307,550	$1,543,863

Ratio of net expenses to average net assets	0.40%	0.45%	0.45%	0.44%	0.33%

Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.48%	0.48%

Ratio of net investment income (loss) to average net assets	0.65%	1.91%	1.14%	0.25%	(0.01)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	77

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Cash Management Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.003	0.013	0.004	0.001	—	(b)

Net realized gain (loss)	0.001	0.001	0.002	(0.001)	—	(b)

Total from investment operations	0.004	0.014	0.006	— (b)	—	(b)

Distributions to shareholders from net investment income	(0.004)	(0.014)	(0.006)	— (b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.004)	(0.014)	(0.006)	— (b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.43%	1.39%	0.56%	0.02%	0.01%

Net assets, end of year (in 000’s)	$13,015	$22,364	$48	$154	$1

Ratio of net expenses to average net assets	0.68%	1.00%	1.00%	0.97%	0.19%

Ratio of total expenses to average net assets	1.00%	1.00%	1.01%	1.03%	1.03%

Ratio of net investment income to average net assets	0.35%	1.29%	0.43%	0.14%	0.36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Obligations Fund — Premier Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.018	0.013	0.004	—	(b)

Net realized gain (loss)	0.001	— (b)	(0.004)	(0.002)	—	(b)

Total from investment operations	0.007	0.018	0.009	0.002	—	(b)

Distributions to shareholders from net investment income	(0.007)	(0.018)	(0.009)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.007)	(0.018)	(0.009)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.68%	1.84%	1.01%	0.19%	0.01%

Net assets, end of year (in 000’s)	$17,568	$17,485	$16,492	$1	$1

Ratio of net expenses to average net assets	0.46%	0.55%	0.55%	0.27%	0.19%

Ratio of total expenses to average net assets	0.55%	0.55%	0.56%	0.58%	0.58%

Ratio of net investment income to average net assets	0.62%	1.82%	1.32%	0.37%	0.36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

78	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Obligations Fund — Resource Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.016	0.008	0.004	—	(b)

Net realized loss	— (b)	— (b)	— (b)	(0.004)	—	(b)

Total from investment operations	0.006	0.016	0.008	— (b)	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.016)	(0.008)	— (b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.016)	(0.008)	— (b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.51%	1.54%	0.71%	0.05%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.39%	0.56%	0.56%	0.27%	0.19%

Ratio of total expenses to average net assets	0.85%	0.85%	0.86%	0.88%	0.88%

Ratio of net investment income to average net assets	0.59%	1.59%	0.78%	0.37%	0.36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	79

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Institutional Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.021	0.013	0.005	0.001

Net realized gain	0.003	— (b)	— (b)	— (b)	— (b)

Total from investment operations	0.010	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.010)	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.010)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.96%	2.17%	1.34%	0.49%	0.14%

Net assets, end of year (in 000’s)	$11,543,913	$7,395,030	$7,667,540	$8,619,492	$9,876,558

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.19%

Ratio of total expenses to average net assets	0.20%	0.20%	0.21%	0.23%	0.23%

Ratio of net investment income to average net assets	0.70%	2.11%	1.31%	0.48%	0.11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Solutions Fund — Capital Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.020	0.012	0.003	—	(b)

Net realized gain	0.001	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.008	0.020	0.012	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.020)	(0.012)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.020)	(0.012)	(0.003)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.83%	2.02%	1.19%	0.34%	0.03%

Net assets, end of year (in 000’s)	$201,227	$162,212	$165,645	$215,820	$264,092

Ratio of net expenses to average net assets	0.32%	0.35%	0.35%	0.35%	0.32%

Ratio of total expenses to average net assets	0.35%	0.35%	0.36%	0.38%	0.38%

Ratio of net investment income to average net assets	0.65%	1.97%	1.15%	0.30%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

80	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Service Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.005	0.016	0.008	0.001	—	(b)

Net realized gain	0.001	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.006	0.016	0.008	0.001	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.016)	(0.008)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.016)	(0.008)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.62%	1.66%	0.84%	0.10%	0.01%

Net assets, end of year (in 000’s)	$208,499	$124,910	$155,808	$144,728	$142,607

Ratio of net expenses to average net assets	0.50%	0.70%	0.70%	0.58%	0.29%

Ratio of total expenses to average net assets	0.70%	0.70%	0.71%	0.73%	0.73%

Ratio of net investment income (loss) to average net assets	0.47%	1.60%	0.83%	0.08%	(0.02)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Solutions Fund — Preferred Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.020	0.013	0.003	0.001

Net realized gain (loss)	0.001	— (b)	(0.001)	0.001	— (b)

Total from investment operations	0.009	0.020	0.012	0.004	0.001

Distributions to shareholders from net investment income	(0.009)	(0.020)	(0.012)	(0.004)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.020)	(0.012)	(0.004)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.87%	2.07%	1.24%	0.39%	0.07%

Net assets, end of year (in 000’s)	$52,791	$38,419	$19,545	$14,565	$75,756

Ratio of net expenses to average net assets	0.29%	0.30%	0.30%	0.30%	0.26%

Ratio of total expenses to average net assets	0.30%	0.30%	0.31%	0.33%	0.33%

Ratio of net investment income to average net assets	0.78%	2.04%	1.26%	0.25%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	81

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Select Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.009	0.021	0.013	0.004	0.001

Net realized gain	— (b)	— (b)	— (b)	0.001	— (b)

Total from investment operations	0.009	0.021	0.013	0.005	0.001

Distributions to shareholders from net investment income	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)

Total distributions(c)	(0.009)	(0.021)	(0.013)	(0.005)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.93%	2.14%	1.31%	0.46%	0.12%

Net assets, end of year (in 000’s)	$7,067	$8,325	$7,439	$7,333	$10,969

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.23%	0.21%

Ratio of total expenses to average net assets	0.23%	0.23%	0.24%	0.26%	0.26%

Ratio of net investment income to average net assets	0.91%	2.07%	1.27%	0.42%	0.09%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Financial Square Treasury Solutions Fund — Administration Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.019	0.011	0.003	—	(b)

Net realized gain	0.002	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.008	0.019	0.011	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.019)	(0.011)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.019)	(0.011)	(0.003)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.77%	1.92%	1.09%	0.25%	0.01%

Net assets, end of year (in 000’s)	$443,470	$473,937	$360,817	$237,557	$189,870

Ratio of net expenses to average net assets	0.38%	0.45%	0.45%	0.44%	0.30%

Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.48%	0.48%

Ratio of net investment income (loss) to average net assets	0.61%	1.85%	1.09%	0.28%	(0.02)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

82	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Cash Management Shares	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income(a)	0.004	0.013	0.005	—	(b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total from investment operations	0.004	0.013	0.005	—	(b)	—	(b)

Distributions to shareholders from net investment income	(0.004)	(0.013)	(0.005)	—	(b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	—	(b)	—	(b)

Total distributions(c)	(0.004)	(0.013)	(0.005)	—	(b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(d)	0.45%	1.36%	0.54%	0.01%		0.01%

Net assets, end of year (in 000’s)	$272,981	$223,501	$23,332	$33,252		$73,211

Ratio of net expenses to average net assets	0.70%	1.00%	1.00%	0.62%		0.31%

Ratio of total expenses to average net assets	1.00%	1.00%	1.01%	1.03%		1.03%

Ratio of net investment income (loss) to average net assets	0.37%	1.31%	0.54%	—	%(e)	(0.20)%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005% of average net assets.

Financial Square Treasury Solutions Fund — Premier Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.018	0.011	0.001	—	(b)

Net realized gain (loss)	0.001	— (b)	(0.001)	0.001	—	(b)

Total from investment operations	0.007	0.018	0.010	0.002	—	(b)

Distributions to shareholders from net investment income	(0.007)	(0.018)	(0.010)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.007)	(0.018)	(0.010)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.71%	1.82%	0.99%	0.18%	0.01%

Net assets, end of year (in 000’s)	$127,497	$161,003	$45,627	$15,512	$1

Ratio of net expenses to average net assets	0.45%	0.55%	0.55%	0.50%	0.19%

Ratio of total expenses to average net assets	0.55%	0.55%	0.56%	0.58%	0.58%

Ratio of net investment income to average net assets	0.63%	1.77%	1.10%	0.13%	0.36%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	83

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

Financial Square Treasury Solutions Fund — Resource Shares	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.016	0.008	0.004	—	(b)

Net realized loss	— (b)	— (b)	— (b)	(0.004)	—	(b)

Total from investment operations	0.006	0.016	0.008	— (b)	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.016)	(0.008)	— (b)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.016)	(0.008)	— (b)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.53%	1.51%	0.69%	0.05%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.40%	0.56%	0.55%	0.26%	0.19%

Ratio of total expenses to average net assets	0.85%	0.85%	0.86%	0.88%	0.88%

Ratio of net investment income to average net assets	0.59%	1.59%	0.84%	0.37%	0.37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, and Premier	Diversified
Government	Class A, Class C, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Class R6, and Drexel Hamilton Class*	Diversified
Money Market, Treasury Instruments, Treasury Obligations and Treasury Solutions	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, and Resource	Diversified
Prime Obligations	Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, and Drexel Hamilton Class*	Diversified

*	Drexel Hamilton Class Shares commenced operations on September 9, 2019.

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: Financial Square Money Market Fund and Financial Square Prime Obligations Fund (the “Institutional Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. The market-based value

85

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration,

Service and Administration and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the

Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

86

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2020, all investments and repurchase agreements, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G7 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

87

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred,

Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares, as set forth below.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs,

which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2020, Goldman Sachs has advised that it retained $912 in CDSCs with respect to Class C Shares of the Financial Square Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets, as set forth below.

F.  Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 27, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

88

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Total Fund Expenses

Fund Contractual Fees

The contractual management fee rate is 0.18% for the Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds and 0.16% for the Financial Square Government, Financial Square Money Market and Financial Square Prime Obligations Funds.

Other contractual annualized rates for each of the Funds are as follows:

	Class A Shares(a)	Class C Shares(a)		Institutional Shares	Capital Shares	Service Shares		Preferred Shares	Select Shares	Administration Shares	Cash Management Shares		Premier Shares	Resource Shares		Class R6 Shares(a)	Drexel Hamilton Class Shares
Administration, Service and/or Shareholder Administration Fees	N/A	0.25%		N/A	0.15%	0.25%		0.10%	0.03%	0.25%	0.50%		0.35%	0.50%		N/A	N/A
Distribution and/or Service (12b-1) Fees	0.25%	0.75	(b)	N/A	N/A	0.25	(c)	N/A	N/A	N/A	0.30	(b)	N/A	0.15	(b)	N/A	N/A
Transfer Agency Fee	0.01	0.01		0.01%	0.01	0.01		0.01	0.01	0.01	0.01		0.01	0.01		0.01%	0.01%

N/A	— Fees not applicable to respective share class
(a)	Government Fund only.
(b)	Distribution (12b-1) fee only.
(c)	Service (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. As of December 28, 2019, the investment adviser has agreed to not impose a portion of the management fee equal annually to 0.06% of the Financial Square Federal Instruments Fund’s average daily net assets. This arrangement will remain in effect through at least December 27, 2020, and prior to such date, the investment adviser may not terminate the arrangement without the approval of the Board of Trustees. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

For the period from September 1, 2019 to September 12, 2019, the investment adviser implemented a voluntary temporary fee waiver equal annually to 0.04% of the average daily net assets of the Financial Square Prime Obligations Fund and Financial Square Money Market Fund. On September 13, 2019, the investment adviser reduced the voluntary temporary fee waiver to a percentage rate equal annually to 0.03% of the average daily net assets for both Funds. On March 19, 2020, the investment adviser increased the voluntary temporary fee waiver equal annually to 0.16% of the average daily net assets of the Financial Square Prime Obligations Fund. This voluntary temporary fee waiver was removed on April 3, 2020. On March 19, 2020, the investment adviser increased the voluntary temporary fee waiver equal annually to 0.16% of the average daily net assets of the Financial Square Money Market Fund. This voluntary temporary fee waiver was removed on April 27, 2020.

During the fiscal year ended August 31, 2020, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

89

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2020, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers		Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Custody Fee Reduction	Other Expense Reimbursements	Total Expense Reductions
Federal Instruments	$1,397		$109	$—	$340	$1,846
Government	—		4,337	1	—	4,338
Money Market	4,145		1	—	—	4,146
Prime Obligations	1,477		1	—	195	1,673
Treasury Instruments	171		1,802	—	—	1,973
Treasury Obligations	—	*	2,892	—	—	2,892
Treasury Solutions	9		1,613	—	—	1,622

*	Amount less than one thousand.

For the fiscal year ended August 31, 2020, the net effective management fee rate was 0.18% for the Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds, 0.16% for the Financial Square Government Fund, 0.14% for the Financial Square Prime Obligations Fund and 0.13% for the Financial Square Federal Instruments Fund and for the Financial Square Money Market Funds.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended August 31, 2020, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Government	$—	$812,863,369	$(886,542)
Money Market	269,015,000	374,037,898	(332,960)
Prime Obligations	100,420,000	279,425,260	(125,725)

Goldman Sachs Bank USA (“GS Bank”), an affiliate of GSAM, purchased $1,451,565,193 of securities from the Financial Square Money Market Fund ($722,365,313 on March 19, 2020 and $729,199,880 on March 20, 2020) and $391,141,514 of securities from the Financial Square Prime Obligations Fund ($301,201,274 on March 19, 2020 and $89,940,240 on March 20, 2020). GS Bank purchased these securities from the Funds at fair market value (as determined by a third-party pricing service) to promote liquidity in the short-term credit markets and to increase the Funds’ weekly liquid assets in response to market disruptions related to COVID-19. These purchases were made in reliance on, and subject to the conditions set forth in, Rule 17a-9 under the Act and relief issued by the SEC Staff in Investment Company Institute, SEC No-Action Letter (pub. avail. March 19, 2020). The Funds were required to disclose additional information about these purchases, including information with respect to each of the purchased securities, on Form N-CR and to file this form with the SEC. The Funds’ Form N-CR filings are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Select Shares	Capital Shares	Premier Shares	Service Shares	Resource Shares	Cash Management Shares
Federal Instruments	100%	—%	100%	—%	—%	—%
Money Market	—	—	100	39	100	100
Prime Obligations	—	—	100	—	100	100
Treasury Instruments	—	—	—	—	100	—
Treasury Obligations	—	—	—	—	100	—
Treasury Solutions	—	—	—	—	100	—

The following table provides information about the investment in issuers deemed to be affiliates of the Funds.

Government Fund
Name of Affiliated Issuer	Value at 8/31/19	Purchases at Cost	Proceeds from Sales/maturities	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Value at 8/31/2020	Interest Income
Goldman Sachs & Co. — Repurchase Agreement	$—	$2,848,000,000	$(2,848,000,000)	$—	$—	$—	$124,028

Treasury Obligations Fund
Name of Affiliated Issuer	Value at 8/31/19	Purchases at Cost	Proceeds from Sales/maturities	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Value at 8/31/2020	Interest Income
Goldman Sachs & Co. — Repurchase Agreement	$—	$937,000,000	$(937,000,000)	$—	$—	$—	$34,826

I.  Line of Credit Facility — As of August 30, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$18,300,421	$1,179,992,741	$193,853,422	$79,143,116	$598,216,027	$160,961,451	$91,938,062
Net long-term capital gains	12	—	—	—	—	6,604	—
Total distributions	$18,300,433	$1,179,992,741	$193,853,422	$79,143,116	$598,216,027	$160,968,055	$91,938,062

91

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

5. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$20,199,576	$2,243,023,462	$334,757,247	$113,300,875	$1,149,014,847	$344,653,411	$184,154,516
Net long-term capital gains	—	—	2	—	—	—	328
Total distributions	$20,199,576	$2,243,023,462	$334,757,249	$113,300,875	$1,149,014,847	$344,653,411	$184,154,844

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Undistributed ordinary income — net	$146,899	$16,915,593	$1,975,434	$1,046,743	$1,759,086	$1,645,623	$354,448
Undistributed long-term capital gains	—	—	—	850	—	—	—
Total undistributed earnings	$146,899	$16,915,593	$1,975,434	$1,047,593	$1,759,086	$1,645,623	$354,448
Capital loss carryforward: Perpetual Short-Term	$—	$—	$(7,539,445)	$—	$—	$—	$—
Timing differences (Distribution Payable)	$(38,954)	$(8,634,160)	$(150,295)	$(193,773)	$(713,155)	$(913,488)	$(95,174)
Unrealized gains (losses) — net	$(8,255)	$(863,895)	$572,919	$424,630	$(212,384)	$(192,514)	$(36,471)
Total accumulated earnings (losses) — net	$99,690	$7,417,538	$(5,141,387)	$1,278,450	$833,547	$539,621	$222,803

As of August 31, 2020, the aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily. monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

6. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price (or, for the

Institutional Money Market Funds, minimize the volatility of the Fund’s NAV per share). The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, a Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Change in Fiscal Year End – At a meeting held on August 18 – 19, 2020, the Trustees approved a change of the Funds’ fiscal year end from August 31 to November 30, effective September 1, 2020.

93

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Notes to Financial Statements (continued)

August 31, 2020

8. OTHER MATTERS (continued)

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

	Shares*	Shares*

Institutional Shares
Shares sold	11,467,355,746	2,413,919,468
Reinvestment of distributions	14,134,111	14,716,134
Shares redeemed	(9,174,391,868)	(1,483,363,844)
	2,307,097,989	945,271,758
Capital Shares
Shares sold	501,043	3,027,408
Reinvestment of distributions	8,244	23,515
Shares redeemed	(25)	(7,561,629)
	509,262	(4,510,706)
Service Shares
Shares sold	3,838,675	4,095,943
Reinvestment of distributions	7	17
Shares redeemed	(3,841,287)	(3,606,548)
	(2,605)	489,412
Preferred Shares
Shares sold	63,137,357	37,261,772
Reinvestment of distributions	47,563	194,287
Shares redeemed	(45,941,975)	(34,306,015)
	17,242,945	3,150,044
Select Shares
Shares sold	—	—
Reinvestment of distributions	471	1,030
Shares redeemed	—	—
	471	1,030
Administration Shares
Shares sold	127,819,134	148,393,733
Reinvestment of distributions	34,491	106,606
Shares redeemed	(116,107,893)	(146,683,155)
	11,745,732	1,817,184
Cash Management Shares
Shares sold	72,905,405	74,119
Reinvestment of distributions	18,364	767
Shares redeemed	(20,801,134)	(33,290)
	52,122,635	41,596
Premier Shares
Shares sold	—	—
Reinvestment of distributions	372	924
Shares redeemed	—	—
	372	924

NET INCREASE (DECREASE) IN SHARES	2,388,716,801	946,261,242

*	Valued at $1.00 per share.

95

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

	Shares*	Shares*

Class A Shares
Shares sold	478,954,470	293,735,038
Reinvestment of distributions	2,440,074	2,034,223
Shares redeemed	(358,818,070)	(121,167,609)
	122,576,474	174,601,652
Class C Shares
Shares sold	5,252,082	2,254,507
Reinvestment of distributions	15,762	54,930
Shares redeemed	(3,270,626)	(2,705,871)
	1,997,218	(396,434)
Institutional Shares
Shares sold	1,292,097,399,724	891,386,834,941
Reinvestment of distributions	547,567,680	1,010,265,284
Shares redeemed	(1,188,898,448,031)	(888,091,751,934)
	103,746,519,373	4,305,348,291
Capital Shares
Shares sold	12,087,534,623	11,257,171,481
Reinvestment of distributions	5,558,480	15,882,356
Shares redeemed	(12,103,662,104)	(11,258,708,341)
	(10,569,001)	14,345,496
Service Shares
Shares sold	4,298,412,758	2,120,569,930
Reinvestment of distributions	1,689,398	2,216,832
Shares redeemed	(3,189,413,033)	(2,045,369,736)
	1,110,689,123	77,417,026
Preferred Shares
Shares sold	5,393,398,769	5,273,993,017
Reinvestment of distributions	2,993,934	3,737,667
Shares redeemed	(5,524,411,917)	(4,852,993,321)
	(128,019,214)	424,737,363
Select Shares
Shares sold	3,001,875,360	2,476,891,028
Reinvestment of distributions	3,062,081	12,289,471
Shares redeemed	(3,349,068,697)	(2,261,820,345)
	(344,131,256)	227,360,154
Administration Shares
Shares sold	30,029,817,466	29,072,426,243
Reinvestment of distributions	11,968,688	29,387,533
Shares redeemed	(29,483,351,252)	(28,693,198,135)
	558,434,902	408,615,641
Cash Management Shares
Shares sold	699,422,044	169,240,070
Reinvestment of distributions	578,821	190,391
Shares redeemed	(598,564,352)	(79,318,182)
	101,436,513	90,112,279
Premier Shares
Shares sold	486,735,706	583,756,477
Reinvestment of distributions	341,527	965,018
Shares redeemed	(481,884,655)	(562,127,983)
	5,192,578	22,593,512
Resource Shares
Shares sold	179,483,137	105,554,574
Reinvestment of distributions	387,254	949,693
Shares redeemed	(167,332,878)	(106,412,980)
	12,537,513	91,287
Class R6 Shares
Shares sold	1,050,370,547	1,174,019,386
Reinvestment of distributions	928,983	1,194,270
Shares redeemed	(1,032,990,632)	(1,127,855,380)
	18,308,898	47,358,276
Drexel Hamilton Class Shares
Shares sold	21,022,026,637	—
Reinvestment of distributions	279,374	—
Shares redeemed	(18,668,287,984)	—
	2,354,018,027	—

NET INCREASE IN SHARES	107,548,991,148	5,792,184,543

*	Valued at $1.00 per share.

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	78,402,872,886	$78,447,354,503	85,472,232,406	$85,504,124,710
Reinvestment of distributions	103,111,272	103,162,872	161,155,196	161,220,324
Shares redeemed	(89,635,800,187)	(89,673,066,279)	(79,482,109,352)	(79,510,982,209)
	(11,129,816,029)	(11,122,548,904)	6,151,278,250	6,154,362,825
Capital Shares
Shares sold	10,333,770	10,338,077	14,344,255	14,350,053
Reinvestment of distributions	135,462	135,526	123,841	123,904
Shares redeemed	(6,935,013)	(6,939,778)	(2,755,303)	(2,756,631)
	3,534,219	3,533,825	11,712,793	11,717,326
Service Shares
Shares sold	291,521	291,550	1,904,464	1,904,571
Reinvestment of distributions	155	155	1,392	1,392
Shares redeemed	(296,725)	(296,751)	(2,026,500)	(2,026,650)
	(5,049)	(5,046)	(120,644)	(120,687)
Preferred Shares
Shares sold	842,034	842,575	4,100,461	4,102,857
Reinvestment of distributions	40,518	40,538	47,283	47,302
Shares redeemed	(3,863,219)	(3,865,370)	(2,001,549)	(2,002,199)
	(2,980,667)	(2,982,257)	2,146,195	2,147,960
Select Shares
Shares sold	16,063,998	16,076,882	35,383,853	35,399,217
Reinvestment of distributions	295,451	295,593	749,777	750,042
Shares redeemed	(48,923,132)	(48,946,886)	(35,555,683)	(35,566,804)
	(32,563,683)	(32,574,411)	577,947	582,455
Administration Shares
Shares sold	5,300,344	5,305,018	9,581,492	9,583,600
Reinvestment of distributions	45,002	45,019	43,015	43,030
Shares redeemed	(5,334,638)	(5,339,564)	(8,350,525)	(8,351,107)
	10,708	10,473	1,273,982	1,275,523
Cash Management Shares
Shares sold	—	—	—	—
Reinvestment of distributions	6	6	16	17
Shares redeemed	—	—	—	—
	6	6	16	17
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	9	22	21
Shares redeemed	—	—	—	—
	9	9	22	21
Resource Shares
Shares sold	—	—	—	—
Reinvestment of distributions	7	7	18	18
Shares redeemed	—	—	—	—
	7	7	18	18

NET INCREASE (DECREASE) IN SHARES	(11,161,820,479)	$(11,154,566,298)	6,166,868,579	$6,169,965,458

97

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	22,881,709,784	$22,898,819,820	15,725,452,191	$15,732,290,883
Reinvestment of distributions	45,784,060	45,812,513	66,503,105	66,531,471
Shares redeemed	(24,432,416,641)	(24,446,902,006)	(13,438,235,559)	(13,443,968,943)
	(1,504,922,797)	(1,502,269,673)	2,353,719,737	2,354,853,411
Capital Shares
Shares sold	11,933,436	11,940,022	9,197,390	9,200,873
Reinvestment of distributions	74,048	74,090	116,133	116,176
Shares redeemed	(17,746,168)	(17,761,637)	(9,390,061)	(9,392,520)
	(5,738,684)	(5,747,525)	(76,538)	(75,471)
Service Shares
Shares sold	34,983	35,002	9,852,210	9,852,341
Reinvestment of distributions	6,968	6,970	102,357	102,380
Shares redeemed	(5,128,398)	(5,129,968)	(4,961,019)	(4,962,303)
	(5,086,447)	(5,087,996)	4,993,548	4,992,418
Preferred Shares
Shares sold	3,125,892	3,127,254	597,101	597,295
Reinvestment of distributions	42,527	42,544	61,367	61,381
Shares redeemed	(2,645,320)	(2,647,759)	(444,203)	(444,303)
	523,099	522,039	214,265	214,373
Select Shares
Shares sold	186,158,384	186,300,853	213,862,591	213,917,899
Reinvestment of distributions	773,014	773,419	1,788,204	1,788,665
Shares redeemed	(209,646,538)	(209,786,488)	(176,925,865)	(176,970,918)
	(22,715,140)	(22,712,216)	38,724,930	38,735,646
Administration Shares
Shares sold	151,133,246	151,197,664	229,264,877	229,320,926
Reinvestment of distributions	33,411	33,429	29,952	29,966
Shares redeemed	(152,184,059)	(152,299,185)	(227,024,448)	(227,086,977)
	(1,017,402)	(1,068,092)	2,270,381	2,263,915
Cash Management Shares
Shares sold	—	—	—	—
Reinvestment of distributions	6	6	17	17
Shares redeemed	—	—	—	—
	6	6	17	17
Premier Shares
Shares sold	—	—	—	—
Reinvestment of distributions	9	9	21	21
Shares redeemed	—	—	—	—
	9	9	21	21
Resource Shares
Shares sold	—	—	—	—
Reinvestment of distributions	7	7	18	18
Shares redeemed	—	—	—	—
	7	7	18	18
Drexel Hamilton
Shares sold	229,984,794	230,197,683	—	—
Reinvestment of distributions	31,132	31,171	—	—
Shares redeemed	(130,089,629)	(130,072,194)	—	—
	99,926,297	100,156,660	—	—

NET INCREASE (DECREASE) IN SHARES	(1,439,031,052)	$(1,436,206,781)	2,399,846,379	$2,400,984,348

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

	Shares*	Shares*

Institutional Shares
Shares sold	338,267,495,591	195,689,041,910
Reinvestment of distributions	306,303,068	590,796,167
Shares redeemed	(306,320,589,797)	(195,700,598,649)
	32,253,208,862	579,239,428
Capital Shares
Shares sold	6,524,887,948	5,079,230,616
Reinvestment of distributions	7,826,069	14,153,088
Shares redeemed	(6,573,633,623)	(4,701,892,663)
	(40,919,606)	391,491,041
Service Shares
Shares sold	207,581,081	591,074,196
Reinvestment of distributions	38,855	1,482,793
Shares redeemed	(118,168,284)	(587,900,313)
	89,451,652	4,656,676
Preferred Shares
Shares sold	454,026,887	282,059,008
Reinvestment of distributions	845,797	1,076,595
Shares redeemed	(433,501,352)	(235,745,585)
	21,371,332	47,390,018
Select Shares
Shares sold	794,705,600	518,597,741
Reinvestment of distributions	1,695,856	6,122,100
Shares redeemed	(442,695,849)	(753,901,903)
	353,705,607	(229,182,062)
Administration Shares
Shares sold	9,413,059,439	9,801,141,669
Reinvestment of distributions	8,768,887	27,440,637
Shares redeemed	(9,644,633,665)	(10,472,824,806)
	(222,805,339)	(644,242,500)
Cash Management Shares
Shares sold	70,641,861	62,108,113
Reinvestment of distributions	50,579	89,430
Shares redeemed	(72,425,029)	(49,747,815)
	(1,732,589)	12,449,728
Premier Shares
Shares sold	184,116,950	85,437,222
Reinvestment of distributions	71	227
Shares redeemed	(174,923,843)	(85,857,678)
	9,193,178	(420,229)
Resource Shares
Shares sold	—	—
Reinvestment of distributions	5	15
Shares redeemed	—	—
	5	15

NET INCREASE (DECREASE) IN SHARES	32,461,473,102	161,382,115
* Valued at $1.00 per share.

99

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

	Shares*	Shares*

Institutional Shares
Shares sold	230,865,756,441	179,812,019,430
Reinvestment of distributions	57,390,240	112,068,032
Shares redeemed	(221,053,486,360)	(177,925,444,505)
	9,869,660,321	1,998,642,957
Capital Shares
Shares sold	2,726,402,195	2,076,412,757
Reinvestment of distributions	3,397,548	6,733,955
Shares redeemed	(2,748,197,283)	(1,991,593,373)
	(18,397,540)	91,553,339
Service Shares
Shares sold	7,270,577,278	5,573,019,258
Reinvestment of distributions	429,872	1,193,344
Shares redeemed	(7,269,693,083)	(5,980,169,543)
	1,314,067	(405,956,941)
Preferred Shares
Shares sold	2,114,103,134	1,617,000,097
Reinvestment of distributions	1,531,265	3,236,195
Shares redeemed	(1,805,131,461)	(1,332,613,451)
	310,502,938	287,622,841
Select Shares
Shares sold	553,086,606	2,598,447,379
Reinvestment of distributions	445,695	1,185,463
Shares redeemed	(426,071,325)	(2,682,777,751)
	127,460,976	(83,144,909)
Administration Shares
Shares sold	11,826,597,612	9,005,120,273
Reinvestment of distributions	3,165,725	8,385,089
Shares redeemed	(11,775,025,397)	(8,789,701,450)
	54,737,940	223,803,912
Cash Management Shares
Shares sold	242,339,931	36,932,020
Reinvestment of distributions	93,028	14,140
Shares redeemed	(251,781,062)	(14,631,279)
	(9,348,103)	22,314,881
Premier Shares
Shares sold	88,349,017	78,328,681
Reinvestment of distributions	128,736	297,872
Shares redeemed	(88,394,055)	(77,634,454)
	83,698	992,099
Resource Shares
Shares sold	—	—
Reinvestment of distributions	5	15
Shares redeemed	—	—
	5	15

NET INCREASE IN SHARES	10,336,014,302	2,135,828,194
* Valued at $1.00 per share.

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10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

	Shares*	Shares*

Institutional Shares
Shares sold	58,289,469,409	31,260,811,776
Reinvestment of distributions	52,958,124	122,135,595
Shares redeemed	(54,192,934,647)	(31,656,170,064)
	4,149,492,886	(273,222,693)
Capital Shares
Shares sold	1,629,785,876	1,417,546,214
Reinvestment of distributions	1,257,659	3,232,299
Shares redeemed	(1,592,015,250)	(1,424,225,568)
	39,028,285	(3,447,055)
Service Shares
Shares sold	660,391,876	452,244,295
Reinvestment of distributions	136,487	160,698
Shares redeemed	(576,929,878)	(483,314,808)
	83,598,485	(30,909,815)
Preferred Shares
Shares sold	152,775,517	171,320,273
Reinvestment of distributions	343,719	361,128
Shares redeemed	(138,743,689)	(152,811,813)
	14,375,547	18,869,588
Select Shares
Shares sold	5,450,000	2,500,000
Reinvestment of distributions	93,299	134,817
Shares redeemed	(6,800,000)	(1,750,000)
	(1,256,701)	884,817
Administration Shares
Shares sold	2,651,967,361	1,812,039,680
Reinvestment of distributions	2,014,743	5,071,633
Shares redeemed	(2,684,420,997)	(1,704,022,196)
	(30,438,893)	113,089,117
Cash Management Shares
Shares sold	1,086,664,753	1,038,590,126
Reinvestment of distributions	185,626	10,627
Shares redeemed	(1,037,350,612)	(838,454,958)
	49,499,767	200,145,795
Premier Shares
Shares sold	705,690,354	667,825,505
Reinvestment of distributions	169,085	373,857
Shares redeemed	(739,350,134)	(552,840,125)
	(33,490,695)	115,359,237
Resource Shares
Shares sold	—	—
Reinvestment of distributions	5	15
Shares redeemed	—	—
	5	15

NET INCREASE IN SHARES	4,270,808,686	140,769,006

*	Valued at $1.00 per share.

101

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the

104

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that, although the Funds had operated in a generally challenging yield environment since 2009, yields had improved through early 2020 (prior to market disruptions related to the COVID-19 pandemic) partly as a result of actions by the U.S. Federal Reserve, including a series of interest rate increases in 2019, which enabled reductions of the amount of fees waived and/or reimbursed by the Investment Adviser in recent periods. They also acknowledged the uncertainty of the future interest rate environment, including the U.S. Federal Reserve’s recent indications that, after lowering interest rates twice in March 2020, it will likely not raise interest rates through 2022 in response to the economic impacts of the COVID-19 pandemic. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees for the Financial Square Prime Obligations and Financial Square Money Market Funds, contractually waived fees for the Financial Square Federal Instruments Fund, and reimbursed expenses for the Financial Square Prime Obligations and Financial Square Federal Instruments Funds, in order to maintain competitive yields. They observed that the Investment Adviser had reduced its voluntary management fee waivers for the Financial Square Prime Obligations and Financial Square Money Market Funds throughout 2019 with the rise in interest rates but had increased its contractual management fee waiver for the Financial Square Federal Instruments Fund in December 2019. They also acknowledged the significant growth of the Government Money Market Funds in recent periods partly as a result of changes in investor sentiment in response to recent market disruptions. The Trustees also considered that each of the Government and Retail Money Market Funds had maintained a stable net asset value per share. With respect to each of the Prime Institutional Money Market Funds, the Trustees considered that the net asset value per share for each of the Funds had experienced minimal principal volatility through early 2020, prior to the market disruptions related to the COVID-19 pandemic. The Trustees acknowledged that the net asset value per share for each of the Financial Square Prime Obligations and Financial Square Money Market Funds had experienced some principal volatility in connection with the market disruptions related to the COVID-19 pandemic, and that Goldman Sachs Bank USA, an affiliate of the Investment Advisor, purchased securities from the Financial Square Prime Obligations and Financial Square Money Markets Funds at fair market value on March 19, 2020, and March 20, 2020, in order to increase each Fund’s holdings of weekly liquid assets. The Trustees considered that the net asset value for each of the Financial Square Prime Obligations and Financial Square Money Market Funds had generally stabilized and experienced minimal principal volatility following these purchases by Goldman Sachs Bank USA. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”), the Funds’ transfer agent, had voluntarily waived fees for the Financial Square Prime Obligations and Financial Square Money Market Funds, contractually waived fees for the Financial Square Federal Instruments Fund, and reimbursed expenses for the Financial Square Prime Obligations and Financial Square Federal Instruments Funds in order to maintain competitive yields. They observed that the Investment Adviser had reduced its voluntary management fee waivers for the Financial Square Prime Obligations and Financial Square Money Market Funds throughout 2019 with the rise in interest rates. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

105

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

107

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of each Funds’ net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

108

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Class R6, or Drexel Hamilton Class of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares. Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares, Class R6 Shares, or Drexel Hamilton Class of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

109

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited) (continued)

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*
Class A Shares
Actual	—	—		—	$1,000.00	$1,000.53		$1.81	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,023.33	+	1.83	—	—		—
Class C Shares
Actual	—	—		—	1,000.00	1,000.11		2.16	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,022.97	+	2.19	—	—		—
Institutional Shares
Actual	$1,000.00	$1,001.60		$0.70	1,000.00	1,001.41		0.91	$1,000.00	$1,003.06		$0.76
Hypothetical 5% return	1,000.00	1,024.43	+	0.71	1,000.00	1,024.23	+	0.92	1,000.00	1,024.38	+	0.76
Capital Shares
Actual	1,000.00	1,000.99		1.31	1,000.00	1,000.73		1.61	1,000.00	1,002.35		1.46
Hypothetical 5% return	1,000.00	1,023.83	+	1.32	1,000.00	1,023.53	+	1.63	1,000.00	1,023.68	+	1.48
Service Shares
Actual	1,000.00	1,000.48		1.81	1,000.00	1,000.33		1.96	1,000.00	1,001.21		2.67
Hypothetical 5% return	1,000.00	1,023.33	+	1.83	1,000.00	1,023.18	+	1.98	1,000.00	1,022.47	+	2.69
Preferred Shares
Actual	1,000.00	1,001.14		1.16	1,000.00	1,000.93		1.36	1,000.00	1,002.57		1.26
Hypothetical 5% return	1,000.00	1,023.98	+	1.17	1,000.00	1,023.78	+	1.37	1,000.00	1,023.88	+	1.27
Select Shares
Actual	1,000.00	1,001.45		0.86	1,000.00	1,001.26		1.06	1,000.00	1,002.71		0.91
Hypothetical 5% return	1,000.00	1,024.28	+	0.87	1,000.00	1,024.08	+	1.07	1,000.00	1,024.23	+	0.92
Administrative Shares
Actual	1,000.00	1,000.79		1.46	1,000.00	1,000.53		1.81	1,000.00	1,001.86		1.86
Hypothetical 5% return	1,000.00	1,023.68	+	1.48	1,000.00	1,023.33	+	1.83	1,000.00	1,023.28	+	1.88
Cash Management Shares
Actual	1,000.00	1,000.27		1.76	1,000.00	1,000.19		2.01	1,000.00	1,000.62		2.51
Hypothetical 5% return	1,000.00	1,023.38	+	1.78	1,000.00	1,023.13	+	2.03	1,000.00	1,022.62	+	2.54
Premier Shares
Actual	1,000.00	1,000.65		1.66	1,000.00	1,000.42		1.91	1,000.00	1,001.45		1.96
Hypothetical 5% return	1,000.00	1,023.48	+	1.68	1,000.00	1,023.23	+	1.93	1,000.00	1,023.18	+	1.98
Resource Shares
Actual	—	—		—	1,000.00	1,000.26		2.06	1,000.00	1,000.66		1.96
Hypothetical 5% return	—	—		—	1,000.00	1,023.08	+	2.08	1,000.00	1,023.18	+	1.98
Class R6 Shares
Actual	—	—		—	1,000.00	1,001.41		0.91	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.23	+	0.92	—	—		—
Drexel Hamilton Class Shares
Actual	—	—		—	1,000.00	1,009.32		0.91	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,024.23	+	0.92	—	—		—

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administrative Shares	Cash Management Shares	Premier Shares	Resource Shares	Class R6 Shares	Drexel Hamilton Class Shares
Federal Instruments Fund	N/A	N/A	0.14%	0.26%	0.36%	0.23%	0.17%	0.29%	0.35%	0.33%	N/A	N/A	N/A
Government Fund	0.36%	0.43%	0.18	0.32	0.39	0.27	0.21	0.36	0.40	0.38	0.41%	0.18%	0.18%
Money Market Fund	N/A	N/A	0.15	0.29	0.53	0.25	0.18	0.37	0.50	0.39	0.39	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

110

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited) (continued)

	Prime Obligations Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*
Institutional Shares
Actual	$1,000.00	$1,003.28		$0.76	$1,000.00	$1,001.37		$1.01	$1,000.00	$1,001.21		$1.01
Hypothetical 5% return	1,000.00	1,024.38	+	0.76	1,000.00	1,024.13	+	1.02	1,000.00	1,024.13	+	1.02
Capital Shares
Actual	1,000.00	1,002.54		1.51	1,000.00	1,000.88		1.51	1,000.00	1,000.59		1.66
Hypothetical 5% return	1,000.00	1,023.63	+	1.53	1,000.00	1,023.63	+	1.53	1,000.00	1,023.48	+	1.68
Service Shares
Actual	1,000.00	1,000.59		2.92	1,000.00	1,000.41		1.61	1,000.00	1,000.29		1.91
Hypothetical 5% return	1,000.00	1,022.22	+	2.95	1,000.00	1,023.53	+	1.63	1,000.00	1,023.23	+	1.93
Preferred Shares
Actual	1,000.00	1,002.68		1.26	1,000.00	1,001.00		1.41	1,000.00	1,000.75		1.46
Hypothetical 5% return	1,000.00	1,023.88	+	1.27	1,000.00	1,023.73	+	1.42	1,000.00	1,023.68	+	1.48
Select Shares
Actual	1,000.00	1,003.13		0.91	1,000.00	1,001.23		1.16	1,000.00	1,001.06		1.16
Hypothetical 5% return	1,000.00	1,024.23	+	0.92	1,000.00	1,023.98	+	1.17	1,000.00	1,023.98	+	1.17
Administrative Shares
Actual	1,000.00	1,002.04		1.96	1,000.00	1,000.69		1.71	1,000.00	1,000.43		1.81
Hypothetical 5% return	1,000.00	1,023.18	+	1.98	1,000.00	1,023.43	+	1.73	1,000.00	1,023.33	+	1.83
Cash Management Shares
Actual	1,000.00	1,000.83		2.62	1,000.00	1,000.21		2.26	1,000.00	1,000.16		2.11
Hypothetical 5% return	1,000.00	1,022.52	+	2.64	1,000.00	1,022.87	+	2.29	1,000.00	1,023.03	+	2.14
Premier Shares
Actual	1,000.00	1,001.52		2.06	1,000.00	1,000.55		1.76	1,000.00	1,000.37		1.86
Hypothetical 5% return	1,000.00	1,023.08	+	2.08	1,000.00	1,023.38	+	1.78	1,000.00	1,023.28	+	1.88
Resource Shares
Actual	1,000.00	1,001.02		2.06	1,000.00	1,000.31		1.31	1,000.00	1,000.23		1.16
Hypothetical 5% return	1,000.00	1,023.08	+	2.08	1,000.00	1,023.83	+	1.32	1,000.00	1,023.98	+	1.17
Drexel Hamilton Class Shares
Actual	1,000.00	1,012.85		0.76	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,024.38	+	0.76	—	—		—	—	—		—

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administrative Shares	Cash Management Shares	Premier Shares	Resource Shares	Drexel Hamilton Class Shares
Prime Obligations Fund	0.15%	0.30%	0.58%	0.25%	0.18%	0.39%	0.52%	0.41%	0.41%	0.15%
Treasury Instruments Fund	0.20	0.30	0.32	0.28	0.23	0.34	0.45	0.35	0.26	N/A
Treasury Obligations Fund	0.20	0.33	0.38	0.29	0.23	0.36	0.42	0.37	0.23	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

111

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited) (continued)

	Treasury Solutions Fund
Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*
Institutional Shares
Actual	$1,000.00	$1,001.35		$1.01
Hypothetical 5% return	1,000.00	1,024.13	+	1.02
Capital Shares
Actual	1,000.00	1,000.87		1.46
Hypothetical 5% return	1,000.00	1,023.68	+	1.48
Service Shares
Actual	1,000.00	1,000.47		1.71
Hypothetical 5% return	1,000.00	1,023.43	+	1.73
Preferred Shares
Actual	1,000.00	1,000.99		1.36
Hypothetical 5% return	1,000.00	1,023.78	+	1.37
Select Shares
Actual	1,000.00	1,001.21		1.16
Hypothetical 5% return	1,000.00	1,023.98	+	1.17
Administrative Shares
Actual	1,000.00	1,000.71		1.66
Hypothetical 5% return	1,000.00	1,023.48	+	1.68
Cash Management Shares
Actual	1,000.00	1,000.25		2.11
Hypothetical 5% return	1,000.00	1,023.03	+	2.14
Premier Shares
Actual	1,000.00	1,000.60		1.76
Hypothetical 5% return	1,000.00	1,023.38	+	1.78
Resource Shares
Actual	1,000.00	1,000.35		1.26
Hypothetical 5% return	1,000.00	1,023.88	+	1.27

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administrative Shares	Cash Management Shares	Premier Shares	Resource Shares
Treasury Solutions Fund	0.20%	0.29%	0.34%	0.27%	0.23%	0.33%	0.42%	0.35%	0.25%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

112

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

113

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

114

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; GoldmanÐSachs Variable Insurance Trust; Goldman Sachs Trust II;ÐGoldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2020 100%, 100%, 50.56%, 56.31%, 100%, 100%, and 100% of the net investment company taxable income distributions paid by the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, Financial Square Treasury Obligations designates $6,604, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2020.

115

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]Effective	after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman Sachs & Co LLC.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 218135-OTU-1285247FSQAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap
Growth Opportunities
Small Cap Growth
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities
U.S. Equity ESG

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental Equity Growth Funds

∎	CAPITAL GROWTH

∎	CONCENTRATED GROWTH

∎	FLEXIBLE CAP

∎	GROWTH OPPORTUNITIES

∎	SMALL CAP GROWTH

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

∎	U.S. EQUITY ESG

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied amidst heightened volatility during the 12 months ended August 31, 2020 (the “Reporting Period”). The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 21.94%. The Russell 3000® Index generated a return of 21.44%.

U.S. equities inched higher as the Reporting Period began in September 2019, supported by the increasingly accommodative monetary policy of the U.S. Federal Reserve (the “Fed”), highlighted by quarter-point interest rate cuts in both July and September 2019. In addition, investors appeared confident that corporate earnings—while decelerating from the levels of 2018 — would remain in positive territory. However, these tailwinds were largely offset by the combination of slowing global economic growth, the ongoing trade dispute between the U.S. and China and the initiation of a formal impeachment investigation against the U.S. President in late September. In the fourth quarter of 2019, stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market evidenced by the U.S. adding more than 200,000 jobs in November, double the break-even pace of long-term job growth. These developments, along with a third interest rate cut by the Fed at the end of October, helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and less drag of a trade war fended off imminent recession risk.

In a sharp and quick turnaround, the S&P 500 Index sold off dramatically in the first quarter of 2020, as rising cases of COVID-19 caused non-essential businesses to close. The new calendar year actually began on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the pandemic would be widespread. As containment efforts led to a gradual shutdown of the global economy, investors began to factor severe weakness in both economic growth and corporate earnings estimates. Jobless claims increased to 6.6 million, and non-farm payrolls decreased by 701,000 for the month of March 2020. In addition, oil prices fell, as supply increased and demand declined. The resulting sell-off gained steam through March, as investors fled higher risk assets and rotated into perceived safe havens, such as U.S. Treasuries. The downturn reached its nadir on March 23, at which point the major U.S. equity indices had given up all of the gains of the past three calendar years. Equities subsequently recovered in the final days of the quarter, as the government and Fed responded with aggressive economic stimulus. The Fed cut interest rates to near-zero and announced a wide range of new lending facilities and asset purchase programs. The U.S. Congress passed a $2.2 trillion stimulus package. Still, volatility remained high, and the first quarter of 2020 was the weakest calendar quarter since 2008 and the worst first-quarter return in history for U.S. equities.

The U.S. equity market appreciated strongly in the second quarter of 2020, with the S&P 500 Index posting double-digit gains, despite a surge in COVID-19 cases in regional pockets of the country causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as non-farm payrolls increasing 7.3 million during May and June, driving the unemployment rate down to 11.1% as compared to 14.7% in April 2020. Still, other data showed the longest economic expansion in American history was over. In June, the National Bureau of Economic Research declared the U.S. economic recession had officially begun in February 2020.

Even with this economic news, U.S. equity markets continued to perform well in July and August 2020. In July, U.S. equity markets were supported by the release of positive test data from multiple COVID-19 vaccine candidates, despite headwinds caused by rising cases in various hotspots around the country. Stocks also benefited from the proposal of a $1 trillion COVID-19 relief bill and a strong corporate earnings season that showed sequential improvement in demand and operational trends. Although there were fears about slowing high-frequency economic indicators during the month, the July unemployment rate was reported at 10.2% with non-farm payrolls increasing 1.76 million. In August, U.S. equity markets were supported by an improved COVID-19 outlook, with hospitalizations and infections decreasing in many hotspots around the country. Stocks also continued to benefit from the results of a strong second quarter 2020 corporate earnings season that showed better demand trends and significant beats against lower consensus earnings expectations. The biggest headwind during the month was the stalemate between Democrats and Republicans around the fifth COVID-19 relief package, though U.S. equity markets appeared largely unaffected. The market was boosted by improving economic data, with the August unemployment rate coming in at 8.4% and non-farm payrolls increasing by 1.37 million. There appeared to be a disconnect between U.S. equity market performance and the Bureau of Economic Analysis’ news release at the end of August that showed U.S. real gross domestic product (“GDP”) decreased at an annual rate of 31.7% in the second quarter of 2020. In the first quarter of 2020, real U.S. GDP decreased 5.0%.

1

MARKET REVIEW

For the Reporting Period overall, information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500 Index. The weakest performing sector in the S&P 500 Index was energy, followed at some distance by real estate and financials.

Within the U.S. equity market, there was broad divergence in performance, with large-cap stocks, as measured by the Russell 1000® Index, posting double-digit positive absolute returns, while mid-cap stocks, as measured by the Russell Midcap® Index, and small-cap stocks, as measured by the Russell 2000® Index, each posted a solid but more moderate single-digit positive absolute return. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Value stocks in the large-cap segment of the market eked out a less than 1% positive return, while value stocks posted negative returns within both the mid-cap and small-cap segments of the market. (All as measured by the FTSE Russell indices.)

Looking Ahead

U.S. equities appeared to re-enter a bull market in the second quarter of 2020, recovering much of the losses experienced in the first quarter of 2020. Stocks gained as the market shrugged off increased COVID-19 fears and recessionary GDP data and economic reopening plans pushed forward. Still, there were rising concerns at the end of the Reporting Period, as COVID-19-related infections and hospitalizations surged in certain areas of the country. In our view, these heightened worries will likely continue to impact select segments of the market that have already been unfairly punished by the economic shutdown. At the same time, we maintained some optimism. Although infections had increased, mortality rates were somewhat subdued on a relative basis, giving us conviction that any sustained or additional lockdown measures may be short-lived. Given the mixed sentiment felt by many, the Fed and U.S. government have not implemented further stimulus packages, which some fear could cause an inflationary economic environment.

The unclear recovery timeline proves market-timing to be a futile exercise; we recommend those with a long-term investment horizon stay invested. Indeed, we believe the market dynamic seen at the end of the Reporting Period favored a rigorous, bottom-up, fundamental approach to security selection, which we think mirrors our investment style. We plan to maintain our focus on what we consider to be high quality companies with healthy balance sheets, stable free cash flow generation, experienced management teams and differentiated business models aligned to secular advantages. In our opinion, emphasizing these durable businesses can potentially set up the Funds to perform well amidst heightened volatility.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

2

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund invests in both value and growth companies. The Fund’s fundamental equity investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 22.26%, 21.37%, 22.71%, 22.12%, 22.56%, 22.73%, 21.90% and 22.71%, respectively. These returns compare to the 22.43% average annual total return of the Fund’s benchmark, the Russell 1000® Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Several share classes of the Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole had a rather neutral effect on relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were information technology, utilities and communication services, wherein stock selection in each proved effective. The sectors that detracted most from the Fund’s relative performance during the Reporting Period were materials, consumer discretionary and industrials, wherein stock selection in each dampened results.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in integrated oil company Exxon Mobil, digital payments platform PayPal Holdings and diversified banking institution Bank of America.

In early November 2019, Exxon Mobil reported strong earnings with beats of consensus expectations across various metrics. An especially noteworthy beat was its operating cash flow coming in above consensus expectations for the first time in several quarters, which caused its stock to appreciate. We decided to exit the Fund’s position in mid-November to capture these gains and to avoid an unpredictable energy industry forecast. The subsequent steep decline in the energy sector broadly within the S&P 500 Index proved our decision both timely and prudent.

PayPal Holdings performed well during the Reporting Period due to a shift in consumer trends to online shopping and payments as a result of the COVID-19 pandemic. This strength was noted in its second quarter 2020 earnings announcement that beat consensus expectations and showed stronger usage trends. In our view, this strong performance crystallizes PayPal Holdings’ distinct place in the payments space and highlights that the rapid secular shift taking hold may well continue to accelerate the platform’s near-term revenues and further cement moats around its business. We also believed at the end of the Reporting Period that the company remained well positioned in a highly fragmented and highly competitive digital payments industry due to the partnerships it has signed, the acceleration of the monetization of Venmo, which is owned by PayPal Holdings, and the enhancement of its core business from recent merger and acquisition activity.

Although Bank of America’s stock was particularly hard hit by the economic shutdown caused by the COVID-19 pandemic in the first quarter of 2020, it proved to be a top

3

PORTFOLIO RESULTS

contributor to relative results as we elected to sell the Fund’s position in Bank of America at that time. In the second half of 2019, Bank of America’s shares had gained modestly due to better than consensus expected earnings announcements and a health economic outlook. Its stock then fell dramatically due to worsening credit conditions as the global economic shutdown provided an uncertain outlook. Although the financials sector lagged the S&P 500 Index considerably, Bank of America experienced an even larger disruption due to its heavy interest rate exposure. We decided to exit the Fund’s position as the interest rate outlook continued to be challenged, and we opted to pursue what we believed were more attractive risk/reward opportunities.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in electric auto manufacturer Tesla, aerospace and defense company Boeing and financial services company Wells Fargo & Company.

Tesla was a new position for the Fund during the Reporting Period. However, having an underweight position in Tesla relative to the Russell Index led the company to be a top detractor from the Fund’s performance during the Reporting Period. Tesla’s stock experienced a strong rally through much of the Reporting Period, as the company reported positive earnings for four consecutive quarters, making it eligible to be included within the S&P 500 Index. Overall, while we maintained an underweight position relative to the Russell Index, we made the purchase because we view manufacturing as a competitive advantage for Tesla, as the company is highly focused on using robotics to optimize its production process. Over time, this may be a major cost advantage for the company versus its competitors. Long term, we also see an opportunity for Tesla to offer a compact car that would be more affordable than existing options, and in the meantime, we are optimistic about its Model 3 and Model Y cars.

Boeing’s stock lagged the S&P 500 Index for the Reporting Period as a result of headwinds to the commercial aerospace business caused by the COVID-19 pandemic. Its share price was also hurt by delays in the return to flight of the 737 MAX and by a credit downgrade. At the end of the Reporting Period, we believed Boeing was likely behind the worst of the volatility in its share price. We expected the company to have a number of upcoming catalysts, which could help to get the market excited about Boeing again. We viewed the possible return to service of the 737 MAX as the most important catalyst in 2020. The recovery in air travel will likely be gradual, but it is our opinion that some time next year we should begin to see travel return to strong levels and the demand for replacement airplanes to resume. In our view, the industry also remains highly profitable with strong barriers to entry. However, given near-term headwinds surrounding the company as a result of the commercial aerospace slowdown and regulatory challenges, we continue to monitor the position closely.

Wells Fargo & Company’s share price fell along with the broader financials sector as a result of lower interest rates and credit concerns caused by the COVID-19 pandemic. Before the pandemic disruption, Wells Fargo & Company was recovering from a scandal in which employees created fake accounts. The company was fined, and the U.S. Federal Reserve (“Fed”) placed an asset cap on the company. The Fed also announced that dividends for all banks would be capped in the third quarter of 2020, dampening the outlook in the industry. Overall, company-specific data was positive toward the end of the Reporting Period, with its leadership saying they are confident the company’s turnaround would continue despite the COVID-19 outbreak. At the end of the Reporting Period, we continued to like Wells Fargo & Company on the back of what we viewed as an attractive valuation and strong fundamentals.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Tesla, mentioned earlier, we initiated a Fund position in Bristol-Myers Squibb during the Reporting Period. Bristol-Myers Squibb engages in the development, manufacture and sale of biopharmaceutical products. We are optimistic on Bristol-Myers Squibb because we view it as a well-diversified company with a solid drug pipeline trading at reasonable valuations. We also believe the market may have been underappreciating the company’s lung cancer drug, which could potentially be highly profitable with even a small percentage of market share.

Conversely, in addition to the sale of Bank of America, already mentioned, we eliminated the Fund’s position in DuPont de Nemours. DuPont de Nemours reported fourth quarter 2019 results in late January 2020 that were in line with consensus expectations, but its shares dropped on the day of its announcement due to the company’s worse than

4

PORTFOLIO RESULTS

consensus-expected outlook. On the back of that weaker outlook, we elected to sell the Fund’s position in DuPont de Nemours in February 2020 and allocate capital to what we considered more compelling risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, relative to the Russell Index, the Fund’s allocation to industrials increased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund was rather neutrally weighted to all 11 sectors in the Russell Index.

5

FUND BASICS

Capital Growth Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.8%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	5.5	Software
Amazon.com, Inc.	4.4	Internet & Direct Marketing Retail
Visa, Inc., Class A	1.9	IT Services
Facebook, Inc., Class A	1.9	Interactive Media & Services
Alphabet, Inc., Class A	1.8	Interactive Media & Services
Alphabet, Inc., Class C	1.6	Interactive Media & Services
Procter & Gamble Co. (The)	1.4	Household Products
American Express Co.	1.2	Consumer Finance
Berkshire Hathaway, Inc., Class B	1.2	Diversified Financial Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 1, 2010 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	22.26%	14.73%	15.19%	—
Including sales charges	15.58%	13.45%	14.54%	—

Class C
Excluding contingent deferred sales charges	21.37%	13.89%	14.34%	—
Including contingent deferred sales charges	20.31%	13.89%	14.34%	—

Institutional	22.71%	15.18%	15.64%	—

Service	22.12%	14.60%	15.07%	—

Investor	22.56%	15.02%	15.48%	—

Class R6 (Commenced July 31, 2015)	22.71%	15.19%	N/A	13.27%

Class R	21.90%	14.44%	14.90%	—

Class P (Commenced April 17, 2018)	22.73%	N/A	N/A	14.11%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments selected for their potential to achieve capital appreciation over the long term. The Fund typically holds 30-40 companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest up to 10% of its total assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 41.52%, 40.47%, 41.98%, 41.87, 42.00%, 41.12% and 42.05%, respectively. These returns compare to the 44.20% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust positive absolute returns but underperformed the Russell Index on a relative basis during the Reporting Period. Sector allocation as a whole detracted from relative performance. Stock selection overall proved effective.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the consumer discretionary, materials and financials sectors detracted from the Fund’s relative results most during the Reporting Period. Having an underweight to consumer discretionary, which outperformed the Russell Index during the Reporting Period, and having an overweight to materials, which underperformed the Russell Index during the Reporting Period, also hurt. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were information technology, consumer staples and communication services, wherein effective stock selection in each helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were underweight positions in information technology giant Apple and e-commerce behemoth Amazon.com and an overweight position in medical device company Boston Scientific.

Apple was a top detractor from the Fund’s relative results during the Reporting Period because the Fund held a slightly underweight position relative to the Russell Index in its strongly-performing stock. We maintained the moderate underweight position, as we like the business model and think there will eventually be pent-up demand for its iPhones, wearables and services, but we also believe its valuation may be a bit stretched and there could be a lingering impact from retail closures affecting parts of its business.

Similarly, Amazon.com was a significant detractor from the Fund’s performance during the Reporting Period due to the Fund’s underweight position relative to the Russell Index in its strongly-performing stock. Toward the end of 2019, Amazon.com’s shares rose due to the strong holiday season, which was record-breaking for the company, with billions of items ordered worldwide and tens of millions of Amazon.com devices purchased. This was highlighted in the company’s fourth quarter 2019 earnings report, which noted better than consensus expected operating income and a

8

PORTFOLIO RESULTS

strong increase in sales. Its strong performance continued in 2020, as the company took advantage of the increase in e-commerce shopping due to the closure of many brick-and-mortar retailers amid the COVID-19-sparked economic lockdown. This market capture in a stressed industry was highlighted in its second quarter 2020 earnings announcement, as it reported sales and earnings well above consensus estimates. We believe these consumer shopping trends will likely persist going forward, providing more growth opportunities for Amazon.com. However, we maintained an underweight position in the Fund, as its risk/return profile looked unfavorable to us at then-current valuation levels.

Shares of Boston Scientific were weak during the Reporting Period, as many people chose to defer medical procedures amid the COVID-19 pandemic. The headwind from COVID-19 depressed numbers for the company for the near term. However, most of what Boston Scientific sells is used to treat critical conditions and therefore cannot be delayed for too long. As a result, we expect these procedures to snap back as we enter 2021, and we expect the company’s valuation multiple to expand should its revenue rebound as we anticipate. In our view, the company also has a strong balance sheet, and we could envision the company opportunistically buying assets to further enhance its long-term growth rate.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in semiconductor company NVIDIA, digital payments platform PayPal Holdings and software provider Adobe.

NVIDIA engages in the design and manufacture of computer graphics, processors, chipsets and related multimedia software. Its stock rallied during the Reporting Period through the beginning of 2020, as NVIDIA largely exceeded the market’s expectations during the announcement of its fourth quarter 2019 and first quarter 2020 earnings. Following the COVID-19-led equity market downturn, its stock rather quickly rebounded, benefiting from strong end-markets of cloud computing and gaming, both of which benefited from the stay-in-place orders by numerous governments across the globe. At the end of the Reporting Period, we believed NVIDIA was well positioned to continue to benefit from the strong secular growth themes of migration to the cloud and online entertainment.

PayPal Holdings, a new purchase for the Fund, performed well during the Reporting Period due to a shift in consumer trends to online shopping and payments as a result of the COVID-19 pandemic. This strength was noted in its second quarter 2020 earnings announcement that beat consensus expectations and showed stronger usage trends. In our view, this strong performance crystallizes PayPal Holdings’ distinct place in the payments space and highlights that the rapid secular shift taking hold may well continue to accelerate the platform’s near-term revenues and further cement moats around its business. We also believed at the end of the Reporting Period that the company remained well positioned in a highly fragmented and highly competitive digital payments industry due to the partnerships it has signed, the acceleration of the monetization of Venmo, which is owned by PayPal Holdings, and the enhancement of its core business from recent merger and acquisition activity.

Shares of Adobe appreciated significantly beginning in March 2020 as a result of better than consensus expected first quarter 2020 revenues and earnings per share, which were driven by solid performance in Adobe’s digital media businesses, particularly within both its creative cloud and document cloud businesses. Its stock price continued to increase following a second quarter 2020 earnings report that showed further strength in its digital media business. At the end of the Reporting Period, we continued to view Adobe positively given structural growth within cloud solutions and what we see as solid execution from its management team and ongoing opportunities to cross-sell and up-sell to its existing client base.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of PayPal Holdings, already mentioned, we established a Fund position in semiconductor company Qualcomm during the Reporting Period. We initiated the position to transition the Fund’s personal computer exposure into smartphone exposure given the advancement within the strong secular growth theme of fifth generation (“5G”) technologies. We also believe Qualcomm’s greater product differentiation may lead to more pricing power as well as a higher unit share over the long term.

9

PORTFOLIO RESULTS

Conversely, we exited the Fund’s position in defense contractor Northrop Grumman. Its shares came under pressure during the first quarter of 2020 as COVID-19 impacted virtually all areas of the global economy. These pressures came directly after a strong end of 2019 for the stock, as a large contract modification awarded mid-December 2019 caused its stock price to rise. We elected to sell the Fund’s position in the company because we believe defense spending may be curbed for the time being until countries are able to deal with the impact from the global economic shutdown.

We eliminated the Fund’s position in Cisco Systems, a software company focused on Internet solutions. While we continue to like the company and believe it is well positioned to benefit from secular growth themes, we felt there were other companies that presented more attractive risk/reward profiles.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and communication services increased and its allocations to consumer discretionary, consumer staples, materials and energy decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweighted positions relative to the Russell Index in the communication services and real estate sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary. The Fund was rather neutrally weighted relative to the Russell Index in information technology, health care, industrials, financials, consumer staples and materials and had no positions at all in the utilities and energy sectors at the end of the Reporting Period.

10

FUND BASICS

Concentrated Growth Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	8.5%	Software
Apple, Inc.	8.4	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	5.4	Interactive Media & Services
Facebook, Inc., Class A	5.3	Interactive Media & Services
Amazon.com, Inc.	4.6	Internet & Direct Marketing Retail
Visa, Inc., Class A	4.5	IT Services
Adobe, Inc.	4.0	Software
PayPal Holdings, Inc.	3.7	IT Services
QUALCOMM, Inc.	3.6	Semiconductors & Semiconductor Equipment
NVIDIA Corp.	3.2	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	41.52%	17.55%	16.06%	—
Including sales charges	33.77%	16.23%	15.42%	—

Class C
Excluding contingent deferred sales charges	40.47%	16.66%	15.20%	—
Including contingent deferred sales charges	39.36%	16.66%	15.20%	—

Institutional	41.98%	17.98%	16.51%	—

Investor	41.87%	17.84%	16.35%	—

Class R6 (Commenced July 31, 2015)	42.05%	17.99%	N/A	16.13%

Class R	41.12%	17.25%	15.78%	—

Class P (Commenced April 17, 2018)	42.00%	N/A	N/A	23.20%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in small-, mid- and large-cap issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. This strategy is combined with a quantitative risk allocation process that is used to assist portfolio construction and trading decisions.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Flexible Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 22.18%, 21.16%, 22.53%, 22.43%, 22.58%, 21.78% and 22.60%, respectively. These returns compare to the 21.87% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the S&P 500 Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were communication services, information technology and industrials. Effective stock selection drove results in each of these sectors. The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, real estate and materials, wherein stock selection proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the S&P 500 Index were positions in aerospace and defense company Boeing, telecommunications media and technology services company AT&T and software company Citrix Systems.

Boeing proved to be a positive contributor to relative results because the Fund held an underweight position compared to the S&P 500 Index in the weakly performing stock. Boeing’s stock lagged the S&P 500 Index for the Reporting Period as a result of headwinds to the commercial aerospace business caused by the COVID-19 pandemic. Its share price was also hurt by delays in the return to flight of the 737 MAX and by a credit downgrade. While we still liked the long-term prospects of Boeing at the end of the Reporting Period, given near-term headwinds surrounding the company as a result of the commercial aerospace slowdown and regulatory challenges, we exited the Fund’s position in favor of what we believed to be better risk/reward opportunities elsewhere.

AT&T’s stock posted a positive total return during the Reporting Period but it significantly lagged the S&P 500 Index, and thus the Fund’s underweight position, especially in March and April 2020, contributed positively to relative performance. AT&T’s shares also declined after the announcement of its Chief Executive Officer stepping down on July 1, 2020. However, the stock rebounded well during the remainder of the summer along with the broader communication services sector. At the end of the Reporting Period, we continued to like AT&T’s prospects ahead of the broader fifth generation (“5G”) launch and the new iPhone release.

Citrix Systems’ shares were supported by successive positive earnings surprises during the Reporting Period. These results were a function of Citrix Systems benefiting from the exponential uptick in companies’ remote working

13

PORTFOLIO RESULTS

contingency plans due to the COVID-19 pandemic. Given the rather steadily strong performance in the stock, we elected to exit the Fund’s position and reallocate capital to what we saw as other compelling risk/reward opportunities.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in financial services company Wells Fargo & Company, crude oil refining company Marathon Petroleum and foods distributor US Foods Holding.

Wells Fargo & Company’s share price fell along with the broader financials sector as a result of lower interest rates and credit concerns caused by the COVID-19 pandemic. Before the pandemic disruption, Wells Fargo & Company was recovering from a scandal in which employees created fake accounts. The company was fined, and the U.S. Federal Reserve (“Fed”) placed an asset cap on the company. The Fed also announced that dividends for all banks would be capped in the third quarter of 2020, dampening the outlook in the industry. Overall, company-specific data was positive toward the end of the Reporting Period, with its leadership saying they are confident the company’s turnaround would continue despite the COVID-19 outbreak. At the end of the Reporting Period, we continued to like Wells Fargo & Company on the back of what we viewed as an attractive valuation and strong fundamentals.

Marathon Petroleum is engaged in the refining, marketing and transportation of petroleum products in the U.S. Its shares declined in the spring of 2020 due to the COVID-19 pandemic and the collapse of the broader oil market. We decided to exit the Fund’s position in Marathon Petroleum due to the uncertainty surrounding the broader oil markets, but we continue to monitor the name and the industry closely.

The share price of US Foods Holding fell in early March 2020 when the company announced the purchase of Smart Foodservice Warehouse Stores, a chain of low-price grocery stores, for $970 million in cash. Following news of the transaction, along with headwinds faced from COVID-19, we decided to exit the Fund’s position in US Foods Holding in favor of what we viewed as better risk/reward opportunities elsewhere.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Bristol-Myers Squibb during the Reporting Period. Bristol-Myers Squibb engages in the development, manufacture and sale of biopharmaceutical products. We are optimistic on Bristol-Myers Squibb because we view it as a well-diversified company with a solid drug pipeline trading at reasonable valuations. We also believe the market may have been underappreciating the company’s lung cancer drug, which could potentially be highly profitable with even a small percentage of market share.

We established a Fund position in home improvement specialty retailer Lowe’s based on its strong performance off its absolute lows in March 2020 thanks to a healthy home improvement market. We believe these home do-it-yourself trends will likely persist to drive company growth going forward, particularly in the suburbs where Lowe’s is more concentrated. Since the Fund’s purchase of Lowe’s, we have seen strong performance from the company on the back of a strong second quarter 2020 earnings announcement that highlighted significantly improved sales and earnings per share growth year over year.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in rail transportation company Union Pacific. The trade was inspired by our quantitative determinants that are built into the Fund’s portfolio. We continue to like the name strategically but decided to allocate to what we viewed as more attractive risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector weightings.

14

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund was rather neutrally weighted to all 11 sectors in the S&P 500 Index.

15

FUND BASICS

Flexible Cap Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.6%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	6.4	Software
Amazon.com, Inc.	4.4	Internet & Direct Marketing Retail
Facebook, Inc., Class A	2.7	Interactive Media & Services
Alphabet, Inc., Class A	2.0	Interactive Media & Services
Johnson & Johnson	1.9	Pharmaceuticals
Visa, Inc., Class A	1.7	IT Services
Alphabet, Inc., Class C	1.6	Interactive Media & Services
Procter & Gamble Co. (The)	1.6	Household Products
JPMorgan Chase & Co.	1.5	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS FLEXIBLE CAP FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 1, 2010 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Flexible Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	22.18%	13.53%	14.71%	—
Including sales charges	15.52%	12.26%	14.06%	—

Class C
Excluding contingent deferred sales charges	21.16%	12.66%	13.85%	—
Including contingent deferred sales charges	20.10%	12.66%	13.85%	—

Institutional	22.53%	13.94%	15.14%	—

Investor	22.43%	13.82%	14.99%	—

Class R6 (Commenced July 31, 2015)	22.60%	13.95%	N/A	12.08%

Class R	21.78%	13.23%	14.42%	—

Class P (Commenced April 17, 2018)	22.58%	N/A	N/A	13.66%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 28.84%, 27.86%, 29.33%, 28.64%, 29.15%, 29.34%, 28.58% and 29.35%, respectively. These returns compare to the 23.49% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were information technology, consumer discretionary and communication services, wherein effective stock selection drove results. Only two sectors detracted from the Fund’s relative results during the Reporting Period — materials and energy. Stock selection proved challenging in materials. Having overweights to materials and energy, each of which underperformed the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in cloud-based electronic signature solutions provider DocuSign, health care-related company Catalent and athletic apparel and accessories producer Lululemon Athletica.

DocuSign, a new purchase for the Fund during the Reporting Period, provides cloud-based electronic signature solutions that help companies and individuals securely collect information, automate data workflows and sign anything. Its shares benefited significantly during the Reporting Period from the shift to online business, with both its revenues and billings growth increasing. It also closed a deal with SEAL AI, which is widely anticipated to further operationalize the system of record and contract approach inside organizations. At the end of the Reporting Period, we continued to like DocuSign, as it is a beneficiary of the new remote work environment, strongly positioned to capture the trend of paperless documentation. Further, we believe there may be a more permanent shift in the way people deal with documents, and we view its management as well suited to grow the business as it focuses more on transaction management.

Catalent is a development and manufacturing partner for customers in the pharmaceutical, biopharmaceutical and health products industries. Its shares were supported during the Reporting Period by positive announcements of Catalent’s participation in various partnerships with developers of COVID-19 vaccine candidates as well as by strong earnings results throughout the Reporting Period. We

18

PORTFOLIO RESULTS

viewed these partnership projects as big wins for a relatively small firm like Catalent and as stamps of approval for its capabilities.

Shares of Lululemon Athletica gained in the last months of 2019 on the back of better than consensus expected earnings announcements that highlighted solid sales growth and margins. Its stock then fell toward the end of the first quarter of 2020 after closing the majority of its stores globally in response to the COVID-19 pandemic. As economic and pandemic conditions improved somewhat, its stock rallied in the second quarter of 2020 on news of store re-openings across North America, Europe, Asia, New Zealand and Australia following successful re-openings in China. Lululemon Athletica also showed resiliency, as the company demonstrated significant growth in e-commerce sales, as many stores still remained closed. Given the company’s strong e-commerce business and integrated supply chain, we remained positive on the company at the end of the Reporting Period and believed its online business may well continue to accelerate even as its traditional brick-and-mortar retail business stabilizes.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in landscaping aggregates provider Martin Marietta Materials, energy-related company Cheniere Energy and semiconductor manufacturing company Lam Research.

Martin Marietta Materials faced headwinds related to the COVID-19 pandemic, as many construction projects were temporarily put on hold. Its performance going forward is also tied to the government, as many of the projects the company provides materials for are related to public roads and facilities. Many states have deferred their public works projects until there is some more clarity of funding from the federal level, causing project delays to persist. At the end of the Reporting Period, we believed the company would likely rebound once the outlook for infrastructure spending becomes more clear and demand for construction materials is once again revived.

Cheniere Energy is engaged primarily in developing and constructing, and then owning and operating, a network of three onshore liquified natural gas (“LNG”) receiving terminals and related natural gas pipelines along the Gulf Coast of the U.S. Its shares came under pressure during the Reporting Period largely in response to a competitive natural gas market that led to short-term oversupply and natural gas prices around a four-year low. However, despite the headwinds, we saw minimal risk to the company’s contracted cash flows, and we remained comfortable with its ability to hedge against spot price movements in the LNG commodity. At the end of the Reporting Period, we were also optimistic that Cheniere Energy would be a beneficiary of the trend of increased demand for cleaner energy sources.

Lam Research performed well during the Reporting Period, and so the Fund’s underweight position in its stock led it to be a primary detractor from the Fund’s relative results. Lam Research’s stock declined in March 2020 due to supply constraints as a result of COVID-19 lockdowns. Once production was able to resume, however, its stock rebounded well, and the company reported solid second quarter 2020 earnings. At the end of the Reporting Period, Lam Research remained one of our most favored names within the semiconductor industry.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of DocuSign, mentioned earlier, we initiated a Fund position in Match Group during the Reporting Period. The company owns more than 40 portfolio online dating apps and products, including Tinder, Match and OkCupid. We view Match Group favorably, as we believe it operates in one of the segments of spending likely to recover relatively quickly when consumers begin to behave more closely in line with pre-pandemic norms.

Conversely, we exited the Fund’s position in financial services provider Fiserv. Although its shares performed well off its March 2020 lows, its payment subsidiary, First Data Merchant Services, had to pay reparations due to a recent money laundering scandal, causing some volatility in its stock’s performance. We ultimately decided to focus on what we believed to be more attractive risk/reward opportunities in the financial technology space.

We eliminated the Fund’s position in wireless communications tower owner and operator SBA Communications. We decided to exit the position and reallocate capital to what we considered to be other more attractive risk/reward opportunities.

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PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, materials and communication services increased and its allocations to health care, consumer staples and real estate decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, industrials, materials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology and communication services. The Fund was rather neutrally weighted to the Index in health care, consumer staples, financials and real estate and had no position at all in utilities at the end of the Reporting Period.

20

FUND BASICS

Growth Opportunities Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Veeva Systems, Inc., Class A	2.8%	Health Care Technology
Lululemon Athletica, Inc.	2.6	Textiles, Apparel & Luxury Goods
DocuSign, Inc.	2.4	Software
O’Reilly Automotive, Inc.	2.3	Specialty Retail
Verisk Analytics, Inc.	2.3	Professional Services
Splunk, Inc.	2.2	Software
Amphenol Corp., Class A	2.1	Electronic Equipment, Instruments & Components
Cadence Design Systems, Inc.	2.1	Software
Ball Corp.	2.0	Containers & Packaging
Rockwell Automation, Inc.	2.0	Electrical Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	28.84%	14.26%	14.26%	—
Including sales charges	21.74%	12.97%	13.62%	—

Class C
Excluding contingent deferred sales charges	27.86%	13.42%	13.42%	—
Including contingent deferred sales charges	26.58%	13.42%	13.42%	—

Institutional	29.33%	14.66%	14.69%	—

Service	28.64%	14.09%	14.12%	—

Investor	29.15%	14.55%	14.55%	—

Class R6 (Commenced July 31, 2015)	29.35%	14.68%	N/A	12.97%

Class R	28.58%	13.99%	13.98%	—

Class P (Commenced April 17, 2018)	29.34%	N/A	N/A	17.92%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers. Small-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell 2000® Growth Index at the time of investment. As of September 30, 2019, the capitalization range of the companies in the Russell 2000® Growth Index was between $15 million and $7.3 billion. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small Cap Growth Fund’s (the “Fund”) performance and positioning for the period from the Fund’s inception on October 31, 2019 through August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 28.30%, 27.44%, 28.68%, 28.55%, 28.68%, 28.05% and 28.68%, respectively. These returns compare to the 14.98% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, consumer discretionary and consumer staples sectors helped the Fund’s performance most relative to the Russell Index. The only sector to detract from the Fund’s relative results during the Reporting Period was materials, wherein stock selection was challenging. Stock selection in industrials and real estate was also weak but was more than offset during the Reporting Period by prudent allocation positioning.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in intelligent identity solutions provider Ping Identity Holding, real-time content delivery provider Fastly and bioprocessing technologies and solutions company Repligen.

Ping Identity Holding performed well since its Initial Public Offering in September 2019, with strong earnings reports and sales guidance along the way, causing its shares to appreciate. Within the current work from home environment, Ping Identity Holding seems to have found its niche amid the increased demand for identity security infrastructure. At the end of the Reporting Period, we expected its revenues to continue to grow as the company scales up its operations.

Fastly makes hardware and software solutions that help web applications run at higher speeds. Despite macro enterprise headwinds, its customer acquisition and expansion rates were stronger than consensus expected during the Reporting Period, driving its shares to appreciate. We decided to exit the Fund’s position in early July 2020, as Fastly’s valuation had grown to be too large for this Fund’s portfolio, in our opinion. We reallocated the capital to what we saw as more attractive risk/reward opportunities elsewhere.

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PORTFOLIO RESULTS

Shares of Repligen fared well during the Reporting Period, with its supply chain facing minimal interruptions due to the COVID-19 pandemic. Its shares also increased after its quarterly earnings announcement in July 2020, as the company reported it had seen a significant pick-up in orders related to COVID-19 vaccines and therapeutics. At the end of the Reporting Period, we believe the company’s bioprocessing segment was looking promising, with Repligen being the only pure play of small market capitalization within that industry.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in commercial food and beverage equipment provider Welbilt, biopharmaceutical products developer Immunomedics and orthopedic care and fabrication technology products provider Colfax.

Shares of Welbilt came under pressure in March 2020 after many restaurants were forced to temporarily close due to the COVID-19 pandemic. With restaurants no longer operating, the demand for commercial kitchen and dining equipment was virtually non-existent, causing the company’s shares to decline. Given this development and the company’s top-line revenue weakness at the time, we decided to exit the Fund’s position in Welbilt and to allocate that capital to what we believed were more attractive risk/reward opportunities.

The share price of Immunomedics declined in May 2020 after its new Chief Executive Officer suddenly stepped down due to claimed logistical and relocation issues. In July 2020, the company released strong data from a breast cancer drug that appeared to be effectively reducing the risk of progression in comparison to chemotherapy, causing its stock to appreciate. After this announcement, we decided to exit the Fund’s position and allocate profits to what we saw as more attractive risk/reward opportunities.

Colfax’s stock suffered during the Reporting Period from the delay of elective surgery procedures in 2020 amidst the COVID-19 pandemic. Once elective surgeries partially resumed in the early summer, its stock rebounded with an impressive earnings and guidance report in August 2020. At the end of the Reporting Period, we believed long-term trends remained intact for Colfax to transform the company into a more secular growth story with expanding margins.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	As the Fund commenced operations at the end of October 2019, all Fund holdings were new purchases during the Reporting Period. That said, among the most sizable purchases were those of Halozyme Therapeutics and Brooks Automation.

We initiated a Fund position in biopharmaceutical company Halozyme Therapeutics, a company that engages in the research, development and commercialization of human enzymes and drug candidates/therapies that target tumor microenvironments. We believe the company has a distinct offering with several significant pharmaceutical and biotechnology drugs in its pipeline.

We established a Fund position in cryogenic solutions provider Brooks Automation, a company with an established life sciences business that has experienced strong demand for its sample management offerings and gene synthesis services. We believe in this part of the company’s business and its prospects ahead and look favorably at what appears to be increased demand for its gene sequencing business as well.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in medical equipment provider QIAGEN. The initial position was taken upon news of a potential acquisition. After the market factored the deal speculation into its price, we decided to sell and collect the proceeds.

We eliminated the Fund’s position in technology hardware provider Viavi Solutions. Our exit was amid a legal proceeding wherein Viavi Solutions claimed LG had infringed upon one or more of Viavi Solutions’ patents. Due to uncertainty of outcome, we decided to exit the position and allocate the capital elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

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PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, consumer discretionary and financials increased and its allocations to health care, consumer staples and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweighted positions relative to the Russell Index in the industrials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, real estate and communication services. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, financials and materials and had no positions at all in utilities and energy at the end of the Reporting Period.

25

FUND BASICS

Small Cap Growth Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Halozyme Therapeutics, Inc.	1.8%	Biotechnology
Brooks Automation, Inc.	1.6	Semiconductors & Semiconductor Equipment
Ping Identity Holding Corp.	1.5	Software
Axonics Modulation Technologies, Inc.	1.4	Health Care Equipment & Supplies
Kinsale Capital Group, Inc.	1.4	Insurance
Lattice Semiconductor Corp.	1.4	Semiconductors & Semiconductor Equipment
Goosehead Insurance, Inc., Class A	1.3	Insurance
Semtech Corp.	1.3	Semiconductors & Semiconductor Equipment
Tenable Holdings, Inc.	1.3	Software
Repligen Corp.	1.3	Life Sciences Tools & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS SMALL CAP GROWTH FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on October 31, 2019 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from October 31, 2019 through August 31, 2020.

Cumulative Total Return through August 31, 2020*	Since Inception
Class A (Commenced October 31, 2019)
Excluding sales charges	28.30%
Including sales charges	21.27%

Class C (Commenced October 31, 2019)
Excluding contingent deferred sales charges	27.44%
Including contingent deferred sales charges	26.44%

Institutional (Commenced October 31, 2019)	28.68%

Investor (Commenced October 31, 2019)	28.55%

Class R6 (Commenced October 31, 2019)	28.68%

Class R (Commenced October 31, 2019)	28.05%

Class P (Commenced October 31, 2019)	28.68%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Cumulative Total Return.

27

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small- and mid-cap issuers. Small- or mid-cap issuers are issuers with public stock capitalizations (based upon shares available for trading on an unrestricted basis) within the outside range of the market capitalizations of companies constituting the Russell 2000 Growth Index and the Russell Midcap Growth Index, as last reported by the indexes prior to the time of investment. As of September 30, 2019, the outside capitalization range of the companies in these indexes was between $16 million and $70 billion. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 33.09%, 32.18%, 33.55%, 32.87%, 33.44%, 33.56%, 32.78% and 33.56%, respectively. These returns compare to the 21.92% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, health care and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Allocation positioning within the information technology and health care sectors also buoyed the Fund’s relative results. The only sector to detract from the Fund’s relative results during the Reporting Period was materials, wherein having an overweight to this sector that lagged the Russell Index hurt. Stock selection in real estate and financials was also weak but was more than offset by prudent allocation positioning.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in clinical stage biotechnology company Synthorx, producer of goods for the containment and delivery of injectable medicines West Pharmaceutical Services and online security and productivity services provider Cloudflare.

At the end of 2019, French pharmaceuticals company Sanofi announced its plan to acquire Synthorx, causing its stock to rally. The transaction was completed at the beginning of 2020.

The share price of West Pharmaceutical Services increased significantly as a result of solid first and second quarter 2020 earnings that featured solid demand growth, improved forward guidance, better business mix, margin improvement and above consensus earnings growth. At the end of the Reporting Period, we were confident in the company’s strong book of committed orders for high value products, which benefits from growing biologics drug volume. The company also has invested heavily in expanding capacity, a strategy from which they have begun to benefit. We also saw

28

PORTFOLIO RESULTS

opportunities for material expansion opportunities should its business mix continue to improve as we anticipate.

Cloudflare introduced a new work-from-home service in January 2020, named Cloudflare for Teams, which proved to be well-timed as the COVID-19 pandemic intensified. Further, Cloudflare’s online securities services were in high demand during the Reporting Period given increased . bandwidth usage around the world. In addition to these shorter-term catalysts, we continued to like the company’s long-term business prospects at the end of the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in aerospace and defense company Aerojet Rocketdyne Holdings, childcare solutions provider Bright Horizons Family Solutions and commercial food and beverage equipment provider Welbilt.

The stock of Aerojet Rocketdyne Holdings lagged the Russell Index based largely on a weak first quarter 2020 earnings report, missing the market’s expectations, driven by margin pressure and small program cancellations. Overall, at the end of the Reporting Period, we remained positive on Aerojet Rocketdyne Holdings, as it appeared to us that the company continued to roll off cash burning contracts and replace them with better margin and cash generating contracts, providing tailwinds to long-term performance.

The share price of Bright Horizons Family Solutions fell during the Reporting Period, as the COVID-19 pandemic led to the temporary closure of more than half of its U.S.-based centers. While we remained optimistic at the end of the Reporting Period about the potential for the company’s structural growth opportunities, we exited the Fund’s position given near-term concerns about facility closures and the possibility that working from home becomes a longer-term trend than initially expected by many.

Shares of Welbilt came under pressure in March 2020 after many restaurants were forced to temporarily close due to the COVID-19 pandemic. With restaurants no longer operating, the demand for commercial kitchen and dining equipment was virtually non-existent, causing the company’s shares to decline. Given this development and the company’s top-line revenue weakness at the time, we decided to exit the Fund’s position in Welbilt and to allocate that capital to what we believed were more attractive risk/reward opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Generac Holdings. Generac Holdings is a designer and manufacturer of a range of generators and other engine-powered products for the residential, light commercial, industrial and construction markets. Overall, we are optimistic about the strength and diversity of the company’s portfolio. We also see multiple long-term avenues for growth, including increased preference for back-up residential generators, continued solar and green energy adoption and penetration, and demand for telecom back-up power with the eventual rollout of fifth-generation (“5G”) technologies. Since the Fund’s purchase of the company’s shares, it performed well based on a strong second quarter 2020 earnings announcement that highlighted better than consensus expected earnings per share and the potential for favorable work-from-home trends to continue.

We established a Fund position in cloud monitoring company Dynatrace during the Reporting Period. We initiated the position as we believe the company is well positioned to benefit from the massive shift to the cloud. Before COVID-19, companies typically had a two-year road map for adoption of cloud technology. However, as companies began putting business continuity plans into effect as the pandemic spread, many implemented their two-year plans within a few months, rapidly accelerating the transition onto the cloud. Overall, we believe Dynatrace is likely to continue to grow its subscription revenue while maintaining what we view as impressive margins.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in Burlington Stores, an off-price, retail chain. While we believe long-term growth prospects for the off-price retail industry remain compelling, we are cautious about the possibility of a fallback in consumer demand once the impact of unemployment benefits and stimulus payments diminish. Because of this, we decided to sell the Fund’s position and allocate the capital into companies we felt had more attractive risk/reward profiles.

29

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 30, 2019, Greg Tuorto became a co-portfolio manager of the Fund alongside Steven Barry and Jessica Katz. Greg has 26 years of investment experience and was most recently a portfolio manager at JPMorgan Asset Management. He has extensive expertise in small-cap growth and technology portfolios, which he has managed in various roles throughout his career. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, consumer discretionary, financials, materials and consumer staples increased and its allocations to information technology, health care, real estate and communication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweighted positions relative to the Russell Index in the industrials, information technology, consumer discretionary and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials and health care. The Fund was rather neutrally weighted to the Russell Index in consumer staples and had no positions at all in utilities, energy, real estate and communication services at the end of the Reporting Period.

30

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

PerkinElmer, Inc.	2.0%	Life Sciences Tools & Services
West Pharmaceutical Services, Inc.	2.0	Health Care Equipment & Supplies
HubSpot, Inc.	2.0	Software
RPM International, Inc.	2.0	Chemicals
Generac Holdings, Inc.	2.0	Electrical Equipment
Dynatrace, Inc.	1.9	Software
Avalara, Inc.	1.8	Software
Monolithic Power Systems, Inc.	1.6	Semiconductors & Semiconductor Equipment
Guardant Health, Inc.	1.6	Health Care Providers & Services
Neurocrine Biosciences, Inc.	1.6	Biotechnology

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	33.09%	14.49%	15.77%	—
Including sales charges	25.82%	13.20%	15.12%	—

Class C
Excluding contingent deferred sales charges	32.18%	13.64%	14.91%	—
Including contingent deferred sales charges	30.99%	13.64%	14.91%	—

Institutional	33.55%	14.89%	16.20%	—

Service	32.87%	14.33%	15.63%	—

Investor	33.44%	14.78%	16.06%	—

Class R6 (Commenced July 31, 2015)	33.56%	14.91%	N/A	12.87%

Class R	32.78%	14.20%	15.47%	—

Class P (Commenced April 17, 2018)	33.56%	N/A	N/A	19.23%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

32

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high quality business with sustainable growth including strong business franchises, favorable long-term prospects and excellent management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 43.98%, 42.88%, 44.36%, 43.67%, 44.28%, 44.56%, 43.52% and 44.49%, respectively. These returns compare to the 44.20% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Several share classes of the Fund outperformed the Russell Index on a relative basis during the Reporting Period, attributable primarily to effective stock selection overall. Sector allocation as a whole detracted from relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were information technology, health care and real estate, wherein effective stock selection drove results. Having an overweighted allocation to materials, which underperformed the Russell Index during the Reporting Period, dampened the Fund’s relative performance most. Challenging stock selection in materials, consumer discretionary and financials also detracted from the Fund’s relative results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in semiconductor company NVIDIA, digital payments platform PayPal Holdings and software provider Adobe.

NVIDIA, a new purchase for the Fund, engages in the design and manufacture of computer graphics, processors, chipsets and related multimedia software. We established the Fund position given growth in the data center business, which we believe has accelerated as a result of the COVID-19 pandemic. We are optimistic that the artificial intelligence chips NVIDIA manufactures for data centers may well continue to benefit its business as well. We also view what is known as the 7 nanometer chips as something that can be a catalyst for the company’s performance going forward. Additionally, we are positive on strength in the gaming and personal computer end-markets to potentially benefit the company. Its stock rallied during the Reporting Period through the beginning of 2020, as NVIDIA largely exceeded the market’s expectations during the announcement of its fourth quarter 2019 and first quarter 2020 earnings. Following the COVID-19-led equity market downturn, its stock rather quickly rebounded, benefiting from strong end-markets of cloud computing and gaming, both of which benefited from the stay-in-place orders by numerous governments across the globe. At the end of the Reporting Period, we believed NVIDIA was well positioned to continue to benefit from the strong secular growth themes of migration to the cloud and online entertainment.

PayPal Holdings, another new purchase for the Fund, performed well during the Reporting Period due to a shift in

33

PORTFOLIO RESULTS

consumer trends to online shopping and payments as a result of the COVID-19 pandemic. This strength was noted in its second quarter 2020 earnings announcement that beat consensus expectations and showed stronger usage trends. In our view, this strong performance crystallizes PayPal Holdings’ distinct place in the payments space and highlights that the rapid secular shift taking hold may well continue to accelerate the platform’s near-term revenues and further cement moats around its business. We also believed at the end of the Reporting Period that the company remained well positioned in a highly fragmented and highly competitive digital payments industry due to the partnerships it has signed, the acceleration of the monetization of Venmo, which is owned by PayPal Holdings, and the enhancement of its core business from recent merger and acquisition activity.

Shares of Adobe appreciated significantly beginning in March 2020 as a result of better than consensus expected first quarter 2020 revenues and earnings per share, which were driven by solid performance in Adobe’s digital media businesses, particularly within both its creative cloud and document cloud businesses. Its stock price continued to increase following a second quarter 2020 earnings report that showed further strength in its digital media business. At the end of the Reporting Period, we continued to view Adobe positively given structural growth within cloud solutions and what we see as solid execution from its management team and ongoing opportunities to cross-sell and up-sell to its existing client base.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The stocks detracting most from the Fund’s results relative to the Russell Index were information technology giant Apple, medical device company Boston Scientific and fast food chain McDonald’s.

Apple was a top detractor from the Fund’s relative results during the Reporting Period because the Fund held a slightly underweight position relative to the Russell Index in its strongly-performing stock. We maintained the moderate underweight position, as we like the business model and think there will eventually be pent-up demand for its iPhones, wearables and services, but we also believe its valuation may be a bit stretched and there could be a lingering impact from retail closures affecting parts of its business.

Shares of Boston Scientific were weak during the Reporting Period, as many people chose to defer medical procedures amid the COVID-19 pandemic. The headwind from COVID-19 depressed numbers for the company for the near term. However, most of what Boston Scientific sells is used to treat critical conditions and therefore cannot be delayed for too long. As a result, we expect these procedures to snap back as we enter 2021, and we expect the company’s valuation multiple to expand should its revenue rebound as we anticipate. In our view, the company also has a strong balance sheet, and we could envision the company opportunistically buying assets to further enhance its long-term growth rate.

McDonald’s had historically performed well in more challenged economic environments, but temporary store closures resulting from the COVID-19 pandemic put pressure on its revenues during the Reporting Period. Additionally, its breakfast business struggled during the Reporting Period because fewer people were going to work outside the home on a regular basis. However, we view these challenges as temporary and believe McDonald’s has an opportunity to perform well given improving sales trends in key markets, a potential recovery in its breakfast business and improved customer experience as a result of the company’s spending on technology enhancements.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases mentioned earlier, we established a Fund position in semiconductor company Qualcomm during the Reporting Period. We initiated the position to transition the Fund’s personal computer exposure into smartphone exposure given the advancement within the strong secular growth theme of fifth generation (“5G”) technologies. We also believe Qualcomm’s greater product differentiation may lead to more pricing power as well as a higher unit share over the long term.

Conversely, we eliminated the Fund’s position in Cisco Systems, a software company focused on Internet solutions. While we continue to like the company and believe it is well positioned to benefit from secular growth themes, we felt there were other companies that presented more attractive risk/reward profiles.

We exited the Fund’s position in semiconductor company Texas Instruments. While we remain optimistic on long-term

34

PORTFOLIO RESULTS

opportunities for Texas Instruments, we sold the position as COVID-19 concerns began to pick up given the company’s large exposure to the highly cyclical auto industry, which was particularly hard hit by the economic shutdown.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, communication services and consumer discretionary increased and its allocations to consumer staples and energy decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweighted allocations relative to the Russell Index in communication services and materials and underweighted positions compared to the Russell Index in consumer discretionary and industrials. The Fund was rather neutrally weighted in the information technology, health care, consumer staples, financials and real estate sectors of the Russell Index and had no positions at all in utilities and energy at the end of the Reporting Period.

35

FUND BASICS

Strategic Growth Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	9.7%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	7.7	Software
Amazon.com, Inc.	6.5	Internet & Direct Marketing Retail
Facebook, Inc., Class A	5.1	Interactive Media & Services
Alphabet, Inc., Class A	3.9	Interactive Media & Services
Visa, Inc., Class A	3.2	IT Services
Adobe, Inc.	2.9	Software
NVIDIA Corp.	2.9	Semiconductors & Semiconductor Equipment
Mastercard, Inc., Class A	2.6	IT Services
QUALCOMM, Inc.	2.5	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

36

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	43.98%	18.86%	17.16%	—
Including sales charges	36.06%	17.53%	16.50%	—

Class C
Excluding contingent deferred sales charges	42.88%	17.97%	16.28%	—
Including contingent deferred sales charges	41.57%	17.97%	16.28%	—

Institutional	44.36%	19.32%	17.62%	—

Service	43.67%	18.73%	17.06%	—

Investor	44.28%	19.16%	17.44%	—

Class R6 (Commenced July 31, 2015)	44.49%	19.35%	N/A	17.50%

Class R	43.52%	18.58%	16.90%	—

Class P (Commenced April 17, 2018)	44.56%	N/A	N/A	23.30%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

37

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated average annual total returns, without sales charges, of 51.05%, 49.93%, 51.49%, 50.71%, 51.40%, 51.51% and 51.51%, respectively. These returns compare to the 49.17% average annual total return of the Fund’s benchmark, the NASDAQ Composite Total Return Index (the “NASDAQ Composite”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the NASDAQ Composite on a relative basis during the Reporting Period due primarily to effective sector allocation positioning. Stock selection as a whole detracted from relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Composite have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, having no exposure to the financials, consumer staples and industrials sectors and having an underweighted allocation to health care, each of which underperformed the NASDAQ Composite during the Reporting Period, contributed most positively to the Fund’s relative results. Effective stock selection in communication services also helped. The sector that detracted most from the Fund’s relative results during the Reporting Period was information technology. While the Fund was prudently overweight information technology, the second-strongest performing sector in the NASDAQ Composite during the Reporting Period, this was more than offset by weak stock selection within the sector. Allocation positioning within consumer discretionary and real estate dampened relative results as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the NASDAQ Composite were positions in software company Citrix Systems, digital payments platform PayPal Holdings and software solutions developer Splunk.

Citrix Systems’ shares were supported by successive positive earnings surprises during the Reporting Period. These results were a function of Citrix Systems benefiting from the exponential uptick in companies’ remote working contingency plans due to the COVID-19 pandemic. Given the rather steadily strong performance in the stock, we elected to exit the Fund’s position and reallocate capital to what we saw as other compelling risk/reward opportunities.

PayPal Holdings performed well during the Reporting Period due to a shift in consumer trends to online shopping and payments as a result of the COVID-19 pandemic. This strength was noted in its second quarter 2020 earnings announcement that beat consensus expectations and showed

38

PORTFOLIO RESULTS

stronger usage trends. In our view, this strong performance crystallizes PayPal Holdings’ distinct place in the payments space and highlights that the rapid secular shift taking hold may well continue to accelerate the platform’s near-term revenues and further cement moats around its business. We also believed at the end of the Reporting Period that the company remained well positioned in a highly fragmented and highly competitive digital payments industry due to the partnerships it has signed, the acceleration of the monetization of Venmo, which is owned by PayPal Holdings, and the enhancement of its core business from recent merger and acquisition activity.

Shares of Splunk were under pressure during the first quarter of 2020, as there were concerns about how COVID-19 would impact its business and the overall economy. As companies shifted to the digital sphere for online work and school, the reliance on analytics to shape strategies and products created a tailwind for Splunk, driving its strong performance during the second quarter of 2020 and into the last months of the Reporting Period. At the end of the Reporting Period, we believed this shift for companies to adopt an online presence may well be a long-lasting trend that will likely continue to drive growth and performance for Splunk going forward.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the NASDAQ Composite were positions in information technology giant Apple, payment processor Visa and payment processing and technology company Fidelity National Information Services.

Apple was a top detractor from the Fund’s relative results during the Reporting Period because the Fund held a slightly underweight position relative to the Russell Index in its strongly-performing stock. We maintained the moderate underweight position, as we like the business model and think there will eventually be pent-up demand for its iPhones, wearables and services, but we also believe its valuation may be a bit stretched and there could be a lingering impact from retail closures affecting parts of its business.

Shares of Visa delivered positive absolute returns during the Reporting Period, but the magnitude of these returns fell short of the broader equity market’s strong performance amid the COVID-19 economic shutdown, thus making the company a relative detractor. Toward the end of the Reporting Period, Visa reported that U.S. payment trends were showing sequential improvement despite plateauing during the end of July 2020. At the end of the Reporting Period, we felt confident the company would resume as a beneficiary of several secular growth themes, as transaction volume continues to shift toward electronic payments.

Similarly, Fidelity National Information Services posted positive absolute returns but significantly lagged the NASDAQ Composite during the Reporting Period. At the end of the Reporting Period, we continued to like its business model and exposure to innovation in the payments industry.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in enterprise software company Workday. We are optimistic about the company’s long-term secular growth opportunities, as more companies migrate human resource and financial workloads to the cloud to help drive efficiencies. We are also optimistic about Workday’s “Diversity Dashboard,” a project management software tool that helps human resource departments understand a company’s diversity makeup and provides metrics for return on investment of diversity efforts, as a catalyst for future growth.

We established a Fund position in entertainment and media enterprise Walt Disney Company. We decided to add this name to the Fund’s portfolio as we found what we believed to be an attractive entry point after a large sell-off during the first quarter of 2020. We believe this is a healthy business with a strong management team that was unfairly punished by investors when the COVID-19 pandemic caused them to shut down their global amusement parks. We like the performance of its streaming service, Disney+, and believe there will likely be pent-up demand for experience-related activities as the global economy starts to reopen, which should, in our view, directly benefit this company.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Cisco Systems, a software company focused on Internet solutions. While we continue to like the company and believe it is well positioned to benefit from secular growth themes, we felt there were other companies that presented more attractive risk/reward profiles.

39

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services and health care increased relative to the NASDAQ Composite and its relative exposure to consumer discretionary and real estate decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund was overweighted relative to the NASDAQ Composite in the information technology, real estate and communication services sectors. On the same date, the Fund had underweighted exposure compared to the NASDAQ Composite in consumer discretionary and health care. The Fund had no exposure to the utilities, materials, energy, industrials, consumer staples or financials sectors at the end of the Reporting Period.

40

FUND BASICS

Technology Opportunities Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	9.8%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	8.7	Software
Amazon.com, Inc.	4.9	Internet & Direct Marketing Retail
Facebook, Inc., Class A	4.5	Interactive Media & Services
Visa, Inc., Class A	4.1	IT Services
PayPal Holdings, Inc.	4.0	IT Services
Alphabet, Inc., Class C	3.7	Interactive Media & Services
Alphabet, Inc., Class A	3.4	Interactive Media & Services
Adobe, Inc.	3.3	Software
Texas Instruments, Inc.	2.8	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

41

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2020

The following graph shows the value as of August 31, 2020, of a $10,000 investment made on September 1, 2010 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Total Return Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	51.05%	24.84%	19.05%	—
Including sales charges	42.75%	23.44%	18.38%	—

Class C
Excluding contingent deferred sales charges	49.93%	23.91%	18.17%	—
Including contingent deferred sales charges	48.69%	23.91%	18.17%	—

Institutional	51.49%	25.30%	19.51%	—

Service	50.71%	24.67%	18.93%	—

Investor (Commenced September 30, 2010)	51.40%	25.14%	N/A	18.07%

Class R6 (Commenced December 29, 2017)	51.51%	N/A	N/A	28.52%

Class P (Commenced April 17, 2018)	51.51%	N/A	N/A	26.96%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

42

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity ESG Fund

Portfolio Composition

Effective August 30, 2020, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of U.S. issuers that Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) believes adhere to the Fund’s environmental, social and governance (“ESG”) criteria. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in U.S. companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. The Fund may also invest up to 20% of its Net Assets in equity investments that may not adhere to the Fund’s ESG criteria, in non-U.S. issuers, and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Effective August 30, 2020, Goldman Sachs Blue Chip Fund was renamed Goldman Sachs U.S. Equity ESG Fund (the “Fund”) and its investment strategy was changed. Neither its investment objective nor its benchmark index changed. Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 19.93%, 18.97%, 20.29%, 20.23%, 20.30%, 19.56% and 20.37%, respectively. These returns compare to the 21.87% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What are the Fund’s new investment criteria?

A	The Fund’s ESG criteria are generally designed to exclude companies that are not constituents of the MSCI All Country World Index (“ACWI”) ESG Universal Index or companies that are involved in, and/or derive significant revenue from certain industries or product lines, including: gambling, alcohol, tobacco, coal and weapons. Once the Investment Adviser determines that an issuer meets the Fund’s ESG criteria, the Investment Adviser conducts a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This supplemental analysis is conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. The Investment Adviser engages in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and ESG analysis. In addition, the Investment Adviser seeks to avoid what it believes to be structurally unattractive market segments.

In addition, the Fund generally does not intend to invest in companies that the Investment Adviser believes demonstrate weak corporate governance. The Investment Adviser may sell holdings for several reasons, including, among others, changes in a company’s fundamentals or earnings, a company no longer meeting the Fund’s ESG criteria, or a company otherwise failing to conform to the Investment Adviser’s investment philosophy.

The Fund seeks to provide broad U.S. equity market exposure by investing in securities of U.S. issuers of any investment style.

The Fund’s performance benchmark index remained the S&P 500 Index; however, the Fund uses the MSCI ACWI ESG Universal Index to seek to identify issuers that meet its ESG criteria.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted double-digit absolute gains but underperformed the S&P 500 Index on a relative basis during

43

PORTFOLIO RESULTS

the Reporting Period due primarily to stock selection. Sector allocation as a whole contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sector that detracted most from the Fund’s relative performance during the Reporting Period was information technology, attributable primarily to allocation positioning. Stock selection was particularly challenging in the industrials and consumer discretionary sectors. The sector that contributed most positively to the Fund’s relative performance was energy, wherein having an underweighted allocation to this weakest performing sector in the S&P 500 Index during the Reporting Period, especially helped. Allocation positioning in utilities and effective stock selection in real estate also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the S&P 500 Index were positions in off-price retail chain Ross Stores, credit card company American Express and aerospace and defense company Boeing.

While Ross Stores had historically performed well in more challenged economic environments, temporary store closures resulting from the COVID-19 pandemic put pressure on its revenues during the Reporting Period. However, at the end of the Reporting Period, we viewed these challenges as temporary and continued to like Ross Stores with a long-term perspective, as we thought its long-term growth prospects remained compelling.

Shares of American Express declined along with intensifying concerns about the global economy and potential credit and volume worries amid the COVID-19 outbreak. Despite these challenges, we were optimistic about American Express at the end of the Reporting Period given what we viewed as its expense flexibility, healthy credit quality, strength in the non-travel and expense portion of its business and better than consensus expected performance from its small- and mid-size enterprise business segment.

Boeing’s stock lagged the S&P 500 Index for the Reporting Period as a result of headwinds to the commercial aerospace business caused by the COVID-19 pandemic. Its share price was also hurt by delays in the return to flight of the 737 MAX and by a credit downgrade. While we still liked the long-term prospects of Boeing at the end of the Reporting Period, given near-term headwinds surrounding the company as a result of the commercial aerospace slowdown and regulatory challenges, we exited the Fund’s position in favor of what we believed to be better risk/reward opportunities elsewhere.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in multinational software provider Microsoft, managed care company Humana and integrated oil company Exxon Mobil.

Microsoft’s stock rallied through the first half of the Reporting Period due to strong fourth quarter 2019 and first quarter 2020 earnings, driven, in turn, by accelerated growth within Azure, Microsoft’s cloud computing services business, and ongoing strength within perpetual license purchases and other recurring businesses. Following the equity market downturn sparked by the COVID-19 crisis, Microsoft’s stock quickly recovered alongside a resilient information technology sector, as investors favored the defensive attributes of the sector as well as its long-term secular growth trends relative to the broader market. At the end of the Reporting Period, we believed the trends of remote working and operating may well accelerate demand for several of Microsoft’s offerings. Overall, we remained constructive on Microsoft, as we believed it is a well-diversified, high quality growth company led by an excellent management team.

Shares of Humana were resilient against the volatile backdrop of Reporting Period even as levels of hospital admissions and utilization remained below normal levels as a result of the COVID-19 pandemic. At the end of the Reporting Period, we were optimistic about Humana given its exposure to Medicare Advantage, which has been an area of structural growth within the health care industry given the U.S.’ aging demographic.

In early November 2019, Exxon Mobil reported strong earnings with beats of consensus expectations across various metrics. An especially noteworthy beat was its operating cash flow coming in above consensus expectations for the first time in several quarters, which caused its stock to appreciate. We decided to exit the Fund’s position in mid-November to capture these gains and to avoid an unpredictable energy industry forecast. The subsequent steep decline in the energy sector broadly within the S&P 500 Index proved our decision both timely and prudent.

44

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in semiconductor company NVIDIA. We established the Fund position given growth in the data center business, which we believe has accelerated as a result of the COVID-19 pandemic. We are optimistic that the artificial intelligence chips NVIDIA manufactures for data centers may well continue to benefit its business as well. We also view what is known as the 7 nanometer chips as something that can be a catalyst for the company’s performance going forward. Additionally, we are positive on strength in the gaming and personal computer end-markets to potentially benefit the company.

We added NextEra Energy, a provider of electricity-related services, to the Fund’s portfolio during the Reporting Period. The company’s principal subsidiary is a rate-regulated utility engaged primarily in the generation, transmission, distribution and sale of electric energy. We like NextEra Energy given its exposure to friendly regulatory environments. NextEra Energy is also a leading provider of solar and wind power, which may be areas of secular growth as local governments require more energy to be generated from renewable sources.

Conversely, in addition to the sale of Boeing, mentioned earlier, we exited the Fund’s position in Walmart, a global retailer that operates discount stores, supercenters, neighborhood markets and Sam’s Club warehouses. We decided to exit the position and reallocate capital to what we saw as other more attractive risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Kevin Martens was added as a co-lead portfolio manager of the Fund during the Reporting Period. Kevin is also a co-lead portfolio manager for Goldman Sachs Asset Management’s (“GSAM”) Focused Value strategy and Large Cap Value strategy. He also has broad research responsibilities for the industrials sector across GSAM’s U.S. Large- and Mid-Cap Equity strategies. Before joining GSAM, Kevin spent four years at ClearBridge Investments, where he was a research analyst responsible for the materials sector. Prior to that, he was a research associate at Fred Alger Management covering industrials, and an investment banking associate at BMO Capital Markets. Kevin has 13 years of industry experience. He earned a BSBA in Finance and a BS in Accounting and Economics from Villanova University and an MBA from Columbia Business School. Kevin joins Steven M. Barry and Stephen E. Becker, who continue to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. In addition, several sector weighting changes during this Reporting Period were the result of the change in the Fund’s principal investment strategies effective August 30, 2020. With all that, during the Reporting Period, the Fund’s exposure to information technology, financials, materials and utilities increased and its allocations to health care, communication services, consumer discretionary, consumer staples and energy decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweighted positions relative to the S&P 500 Index in materials, information technology, industrials and utilities. On the same date, the Fund had an underweighted position compared to the S&P 500 Index in consumer staples and was rather neutrally weighted to the S&P 500 Index in health care, communication services, consumer discretionary, financials and real estate. The Fund had no position at all in energy at the end of the Reporting Period.

45

FUND BASICS

U.S. Equity ESG Fund

as of August 31, 2020

TOP TEN HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	8.1%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	6.8	Software

Alphabet, Inc., Class A	4.2	Interactive Media & Services
Visa, Inc., Class A	3.6	IT Services
NVIDIA Corp.	3.0	Semiconductors & Semiconductor Equipment
Procter & Gamble Co. (The)	2.9	Household Products
JPMorgan Chase & Co.	2.8	Banks
Danaher Corp.	2.7	Health Care Equipment & Supplies
NextEra Energy, Inc.	2.6	Electric Utilities
Adobe, Inc.	2.6	Software

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

46

GOLDMAN SACHS U.S. EQUITY ESG FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	19.93%	12.37%	13.27%	—
Including sales charges	13.36%	11.11%	12.62%	—

Class C
Excluding contingent deferred sales charges	18.97%	11.54%	12.43%	—
Including contingent deferred sales charges	17.93%	11.54%	12.43%	—

Institutional	20.29%	12.79%	13.71%	—

Investor	20.23%	12.65%	13.55%	—

Class R6 (Commenced July 31, 2015)	20.37%	12.82%	N/A	11.02%

Class R	19.56%	12.10%	12.99%	—

Class P (Commenced April 17, 2018)	20.30%	N/A	N/A	15.00%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

47

FUND BASICS

Index Definitions

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Russell 2500® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad based Index. It is not possible to invest directly in an index.

48

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 1.8%
39,667	Boeing Co. (The)	$6,815,584
24,014	L3Harris Technologies, Inc.	4,340,290
14,904	Northrop Grumman Corp.	5,106,260
28,079	Raytheon Technologies Corp.	1,712,819

		17,974,953

Auto Components – 0.4%
43,500	Aptiv PLC	3,746,220

Automobiles – 0.7%
13,590	Tesla, Inc.*	6,772,169

Banks – 3.0%
23,734	Citigroup, Inc.	1,213,282
59,105	Citizens Financial Group, Inc.	1,529,046
50,345	First Republic Bank	5,684,454
67,710	JPMorgan Chase & Co.	6,783,865
27,492	M&T Bank Corp.	2,838,824
11,511	SVB Financial Group*	2,939,679
331,663	Wells Fargo & Co.	8,009,662

		28,998,812

Beverages – 1.6%
161,770	Coca-Cola Co. (The)	8,012,468
30,443	Constellation Brands, Inc., Class A	5,616,125
22,912	Monster Beverage Corp.*	1,921,400

		15,549,993

Biotechnology – 1.6%
17,547	Agios Pharmaceuticals, Inc.*	719,602
8,138	Amgen, Inc.	2,061,518
2,046	Biogen, Inc.*	588,511
19,794	BioMarin Pharmaceutical, Inc.*	1,544,526
87,337	Immunomedics, Inc.*	3,891,737
3,573	Moderna, Inc.*	231,852
3,747	Neurocrine Biosciences, Inc.*	436,226
4,392	Regeneron Pharmaceuticals, Inc.*	2,722,733
16,516	Sarepta Therapeutics, Inc.*	2,418,273
6,660	Seattle Genetics, Inc.*	1,054,544

		15,669,522

Building Products – 0.2%
19,340	Trane Technologies PLC	2,289,663

Capital Markets – 1.9%
12,136	Apollo Global Management, Inc.	568,814
22,915	Bank of New York Mellon Corp. (The)	847,397
5,331	BlackRock, Inc.	3,167,627
36,013	Charles Schwab Corp. (The)	1,279,542
10,370	CME Group, Inc.	1,823,772
21,779	Intercontinental Exchange, Inc.	2,313,583
74,883	Morgan Stanley	3,913,386
7,444	Northern Trust Corp.	609,589
11,909	Raymond James Financial, Inc.	901,749
7,660	S&P Global, Inc.	2,806,777

		18,232,236

Common Stocks – (continued)
Chemicals – 2.4%
34,310	Ecolab, Inc.	6,761,815
35,913	Linde PLC (United Kingdom)	8,968,912
11,662	Sherwin-Williams Co. (The)	7,825,785

		23,556,512

Commercial Services & Supplies – 0.1%
5,811	Waste Connections, Inc.	581,274

Communications Equipment – 0.3%
76,080	Juniper Networks, Inc.	1,902,000
9,338	Motorola Solutions, Inc.	1,445,055

		3,347,055

Construction Materials – 0.5%
23,645	Martin Marietta Materials, Inc.	4,796,861

Consumer Finance – 1.8%
118,176	American Express Co.	12,005,500
109,638	Discover Financial Services	5,819,585

		17,825,085

Containers & Packaging – 0.6%
68,943	Ball Corp.	5,540,949

Diversified Consumer Services – 0.1%
7,107	Bright Horizons Family Solutions, Inc.*	945,302

Diversified Financial Services – 1.2%
54,477	Berkshire Hathaway, Inc., Class B*	11,878,165

Diversified Telecommunication Services – 0.5%
79,510	Verizon Communications, Inc.	4,712,558

Electric Utilities – 1.0%
29,960	NextEra Energy, Inc.	8,363,933
19,101	Xcel Energy, Inc.	1,327,042

		9,690,975

Electrical Equipment – 0.3%
25,572	Eaton Corp. PLC	2,610,901

Electronic Equipment, Instruments & Components – 0.8%
56,057	Amphenol Corp., Class A	6,155,059
53,196	National Instruments Corp.	1,909,204

		8,064,263

Energy Equipment & Services – 0.1%
54,812	Baker Hughes Co.	782,715

Entertainment – 2.4%
22,256	Activision Blizzard, Inc.	1,858,821
14,122	Electronic Arts, Inc.*	1,969,595
26,160	Liberty Media Corp.-Liberty Formula One, Class C*	1,019,717
32,796	Live Nation Entertainment, Inc.*	1,862,813
11,432	Netflix, Inc.*	6,053,930
83,494	Walt Disney Co. (The)	11,010,354

		23,775,230

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 3.0%
23,460	Alexandria Real Estate Equities, Inc. REIT	$3,950,195
16,685	American Tower Corp. REIT	4,157,068
29,967	CyrusOne, Inc. REIT	2,503,144
2,736	Equinix, Inc. REIT	2,160,838
22,452	Equity LifeStyle Properties, Inc. REIT	1,488,343
25,477	Extra Space Storage, Inc. REIT	2,714,574
41,094	Healthpeak Properties, Inc. REIT	1,135,838
90,542	Host Hotels & Resorts, Inc. REIT	1,016,787
86,051	Invitation Homes, Inc. REIT	2,463,640
61,991	Prologis, Inc. REIT	6,314,403
23,943	Welltower, Inc. REIT	1,377,201

		29,282,031

Food & Staples Retailing – 1.0%
20,045	Grocery Outlet Holding Corp.*	824,451
67,379	Walmart, Inc.	9,355,574

		10,180,025

Food Products – 1.4%
35,677	Conagra Brands, Inc.	1,368,570
26,431	McCormick & Co., Inc.	5,450,072
115,272	Mondelez International, Inc., Class A	6,734,190

		13,552,832

Gas Utilities – 0.2%
23,058	Atmos Energy Corp.	2,301,650

Health Care Equipment & Supplies – 3.7%
221,001	Boston Scientific Corp.*	9,065,461
2,550	Cooper Cos., Inc. (The)	801,669
25,852	Danaher Corp.	5,337,662
28,003	Hologic, Inc.*	1,672,339
3,376	IDEXX Laboratories, Inc.*	1,320,219
19,972	Insulet Corp.*	4,358,889
2,777	Intuitive Surgical, Inc.*	2,029,543
12,231	West Pharmaceutical Services, Inc.	3,473,115
55,746	Zimmer Biomet Holdings, Inc.	7,853,496

		35,912,393

Health Care Providers & Services – 2.5%
41,946	Centene Corp.*	2,572,129
121,317	CVS Health Corp.	7,536,212
24,535	Guardant Health, Inc.*	2,343,092
10,053	Humana, Inc.	4,173,704
14,637	Quest Diagnostics, Inc.	1,628,220
18,812	UnitedHealth Group, Inc.	5,879,691

		24,133,048

Health Care Technology – 0.5%
16,634	Veeva Systems, Inc., Class A*	4,695,279

Hotels, Restaurants & Leisure – 2.3%
96,125	Aramark	2,649,205
34,108	Las Vegas Sands Corp.	1,729,617
42,584	McDonald’s Corp.	9,092,536
19,779	Wyndham Hotels & Resorts, Inc.	1,035,628

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
32,849	Wynn Resorts Ltd.	2,872,645
55,476	Yum! Brands, Inc.	5,317,374

		22,697,005

Household Durables – 0.2%
24,686	Lennar Corp., Class A	1,847,006

Household Products – 1.4%
102,302	Procter & Gamble Co. (The)	14,151,436

Industrial Conglomerates – 1.4%
641,123	General Electric Co.	4,064,720
56,516	Honeywell International, Inc.	9,356,224

		13,420,944

Insurance – 1.5%
13,116	Allstate Corp. (The)	1,219,788
15,735	American International Group, Inc.	458,518
31,296	Chubb Ltd.	3,912,000
25,635	Globe Life, Inc.	2,114,375
2,220	Markel Corp.*	2,412,762
25,031	Marsh & McLennan Cos., Inc.	2,876,312
3,548	Progressive Corp. (The)	337,202
10,523	Reinsurance Group of America, Inc.	964,749

		14,295,706

Interactive Media & Services – 5.3%
10,686	Alphabet, Inc., Class A*	17,413,158
9,263	Alphabet, Inc., Class C*	15,137,409
61,655	Facebook, Inc., Class A*	18,077,246
46,593	Snap, Inc., Class A*	1,052,536

		51,680,349

Internet & Direct Marketing Retail – 4.5%
12,389	Amazon.com, Inc.*	42,753,943
723	MercadoLibre, Inc. (Argentina)*	844,891

		43,598,834

IT Services – 6.3%
36,408	Accenture PLC, Class A	8,735,372
3,429	Automatic Data Processing, Inc.	476,940
15,507	Booz Allen Hamilton Holding Corp.	1,365,546
39,309	Cognizant Technology Solutions Corp., Class A	2,628,200
55,718	Fidelity National Information Services, Inc.	8,405,060
23,553	Fiserv, Inc.*	2,345,408
5,385	International Business Machines Corp.	664,024
24,184	Mastercard, Inc., Class A	8,662,467
50,107	PayPal Holdings, Inc.*	10,228,843
85,864	Visa, Inc., Class A	18,202,309

		61,714,169

Life Sciences Tools & Services – 1.4%
86,769	Adaptive Biotechnologies Corp.*	3,610,458
9,222	Agilent Technologies, Inc.	926,073
12,048	Illumina, Inc.*	4,303,786

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
3,379	Mettler-Toledo International, Inc.*	$3,280,266
3,408	Thermo Fisher Scientific, Inc.	1,461,964

		13,582,547

Machinery – 1.8%
29,536	Deere & Co.	6,204,332
32,675	Illinois Tool Works, Inc.	6,454,946
31,495	Stanley Black & Decker, Inc.	5,080,144

		17,739,422

Media – 1.1%
238,679	Comcast Corp., Class A	10,695,206

Multiline Retail – 0.2%
12,039	Dollar General Corp.	2,430,433

Multi-Utilities – 1.2%
59,378	Ameren Corp.	4,697,394
85,555	CMS Energy Corp.	5,175,222
15,138	WEC Energy Group, Inc.	1,424,183

		11,296,799

Oil, Gas & Consumable Fuels – 2.4%
190,446	Cheniere Energy, Inc.*	9,912,714
97,358	Chevron Corp.	8,171,257
50,656	ConocoPhillips	1,919,356
21,588	Hess Corp.	993,912
25,313	Marathon Petroleum Corp.	897,599
22,617	Phillips 66	1,322,416

		23,217,254

Personal Products – 0.6%
28,132	Estee Lauder Cos., Inc. (The), Class A	6,237,427

Pharmaceuticals – 3.7%
102,817	AstraZeneca PLC ADR (United Kingdom)	5,757,752
173,997	Bristol-Myers Squibb Co.	10,822,613
40,999	Catalent, Inc.*	3,792,408
58,651	Eli Lilly and Co.	8,703,222
49,100	Johnson & Johnson	7,532,431

		36,608,426

Professional Services – 0.7%
25,951	Dun & Bradstreet Holdings, Inc.*	658,117
62,994	TransUnion	5,462,840
3,907	Verisk Analytics, Inc.	729,320

		6,850,277

Road & Rail – 1.8%
25,406	Norfolk Southern Corp.	5,399,537
11,428	Old Dominion Freight Line, Inc.	2,310,513
51,826	Union Pacific Corp.	9,973,396

		17,683,446

Semiconductors & Semiconductor Equipment – 4.1%
29,122	Advanced Micro Devices, Inc.*	2,644,860

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
161,220	Marvell Technology Group Ltd.	6,252,112
9,492	NVIDIA Corp.	5,078,030
53,241	NXP Semiconductors NV (Netherlands)	6,695,588
30,622	QUALCOMM, Inc.	3,647,080
23,051	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,826,792
75,908	Texas Instruments, Inc.	10,790,322
33,873	Xilinx, Inc.	3,528,212

		40,462,996

Software – 10.1%
22,894	Adobe, Inc.*	11,753,551
17,051	Atlassian Corp. PLC, Class A*	3,269,700
15,411	HubSpot, Inc.*	4,618,368
16,194	Intuit, Inc.	5,593,246
238,109	Microsoft Corp.	53,700,723
9,153	Palo Alto Networks, Inc.*	2,356,074
4,897	Paycom Software, Inc.*	1,466,455
10,164	ServiceNow, Inc.*	4,899,251
17,633	Splunk, Inc.*	3,867,446
27,829	Workday, Inc., Class A*	6,670,889

		98,195,703

Specialty Retail – 2.3%
10,412	Home Depot, Inc. (The)	2,967,837
28,199	Lowe’s Cos., Inc.	4,644,093
10,216	O’Reilly Automotive, Inc.*	4,756,876
8,386	RH*	2,771,992
35,276	Ross Stores, Inc.	3,212,938
17,426	Ulta Beauty, Inc.*	4,045,969

		22,399,705

Technology Hardware, Storage & Peripherals – 6.7%
511,060	Apple, Inc.	65,947,182

Textiles, Apparel & Luxury Goods – 1.3%
7,406	Lululemon Athletica, Inc.*	2,782,212
67,618	NIKE, Inc., Class B	7,565,778
34,963	PVH Corp.	1,949,537

		12,297,527

Tobacco – 0.2%
21,683	Philip Morris International, Inc.	1,730,087

Water Utilities – 0.4%
29,382	American Water Works Co., Inc.	4,152,852

Wireless Telecommunication Services – 0.3%
21,690	T-Mobile US, Inc.*	2,530,789

TOTAL COMMON STOCKS
(Cost $594,435,419)		$964,862,198

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,589,879	0.027%	$1,589,879
(Cost $1,589,879)

TOTAL INVESTMENTS – 99.0%
(Cost $596,025,298)		$966,452,077

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		10,020,871

NET ASSETS – 100.0%		$976,472,948

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 0.9%
9,139	Boeing Co. (The)	$1,570,263

Auto Components – 1.3%
28,716	Aptiv PLC	2,473,022

Beverages – 1.8%
39,189	Monster Beverage Corp.*	3,286,390

Biotechnology – 2.1%
25,820	BioMarin Pharmaceutical, Inc.*	2,014,734
13,345	Sarepta Therapeutics, Inc.*	1,953,975

		3,968,709

Capital Markets – 0.9%
18,981	Cboe Global Markets, Inc.	1,742,266

Chemicals – 1.5%
14,465	Ecolab, Inc.	2,850,762

Entertainment – 2.6%
9,125	Netflix, Inc.*	4,832,235

Equity Real Estate Investment Trusts (REITs) – 3.3%
10,951	American Tower Corp. REIT	2,728,442
4,368	Equinix, Inc. REIT	3,449,759

		6,178,201

Food & Staples Retailing – 1.3%
17,261	Walmart, Inc.	2,396,690

Food Products – 1.5%
13,290	McCormick & Co., Inc.	2,740,398

Health Care Equipment & Supplies – 4.9%
102,778	Boston Scientific Corp.*	4,215,954
12,681	Danaher Corp.	2,618,246
10,514	Insulet Corp.*	2,294,680

		9,128,880

Health Care Providers & Services – 1.8%
8,037	Humana, Inc.	3,336,721

Health Care Technology – 1.3%
8,430	Veeva Systems, Inc., Class A*	2,379,536

Hotels, Restaurants & Leisure – 1.4%
12,409	McDonald’s Corp.	2,649,570

Interactive Media & Services – 12.6%
6,210	Alphabet, Inc., Class A*	10,119,381
2,100	Alphabet, Inc., Class C*	3,431,778
33,794	Facebook, Inc., Class A*	9,908,401

		23,459,560

Internet & Direct Marketing Retail – 4.6%
2,463	Amazon.com, Inc.*	8,499,714

IT Services – 10.1%
23,728	Fidelity National Information Services, Inc.	3,579,369
33,246	PayPal Holdings, Inc.*	6,786,839

Common Stocks – (continued)
IT Services – (continued)
39,662	Visa, Inc., Class A	8,407,947

		18,774,155

Life Sciences Tools & Services – 1.7%
8,827	Illumina, Inc.*	3,153,181

Machinery – 1.5%
13,280	Deere & Co.	2,789,597

Pharmaceuticals – 2.4%
78,031	AstraZeneca PLC ADR (United Kingdom)	4,369,736

Road & Rail – 1.6%
37,486	CSX Corp.	2,866,180

Semiconductors & Semiconductor Equipment – 8.9%
11,227	NVIDIA Corp.	6,006,221
30,744	NXP Semiconductors NV (Netherlands)	3,866,365
56,593	QUALCOMM, Inc.	6,740,226

		16,612,812

Software – 16.6%
14,632	Adobe, Inc.*	7,511,922
12,157	Atlassian Corp. PLC, Class A*	2,331,226
69,885	Microsoft Corp.	15,761,164
21,984	Workday, Inc., Class A*	5,269,785

		30,874,097

Technology Hardware, Storage & Peripherals – 8.4%
121,252	Apple, Inc.	15,646,358

Textiles, Apparel & Luxury Goods – 4.2%
8,220	Lululemon Athletica, Inc.*	3,088,008
41,952	NIKE, Inc., Class B	4,694,009

		7,782,017

TOTAL COMMON STOCKS
(Cost $89,150,470)		$184,361,050

Shares	Dividend Rate	Value

Investment Company – 0.5%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
950,092	0.027%	$950,092
(Cost $950,092)

TOTAL INVESTMENTS – 99.7%
(Cost $90,100,562)		$185,311,142

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		506,750

NET ASSETS – 100.0%		$185,817,892

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)

August 31, 2020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.6%
Aerospace & Defense – 0.4%
605	Huntington Ingalls Industries, Inc.	$91,670

Auto Components – 0.5%
1,329	Aptiv PLC	114,453

Banks – 4.1%
1,862	Bank of America Corp.	47,928
3,552	Citigroup, Inc.	181,578
2,647	East West Bancorp, Inc.	97,357
3,410	JPMorgan Chase & Co.	341,648
453	SVB Financial Group*	115,687
6,973	Wells Fargo & Co.	168,398

		952,596

Beverages – 1.6%
765	Coca-Cola Co. (The)	37,890
2,362	Coca-Cola European Partners PLC (United Kingdom)	97,220
683	Constellation Brands, Inc., Class A	126,000
1,398	Monster Beverage Corp.*	117,236

		378,346

Biotechnology – 1.5%
130	Biogen, Inc.*	37,393
869	BioMarin Pharmaceutical, Inc.*	67,808
255	Regeneron Pharmaceuticals, Inc.*	158,082
671	Sarepta Therapeutics, Inc.*	98,248

		361,531

Building Products – 0.5%
997	Trane Technologies PLC	118,035

Capital Markets – 1.6%
1,166	Cboe Global Markets, Inc.	107,027
1,421	Intercontinental Exchange, Inc.	150,953
1,414	Raymond James Financial, Inc.	107,068

		365,048

Chemicals – 1.1%
662	Ecolab, Inc.	130,467
202	Sherwin-Williams Co. (The)	135,552

		266,019

Communications Equipment – 0.8%
1,131	Cisco Systems, Inc.	47,751
860	Motorola Solutions, Inc.	133,085

		180,836

Construction Materials – 0.4%
473	Martin Marietta Materials, Inc.	95,957

Consumer Finance – 1.1%
1,516	American Express Co.	154,011
2,127	Discover Financial Services	112,901

		266,912

Containers & Packaging – 0.9%
1,486	Ball Corp.	119,430

Common Stocks – (continued)
Containers & Packaging – (continued)
1,013	Packaging Corp. of America	102,556

		221,986

Diversified Financial Services – 0.9%
1,013	Berkshire Hathaway, Inc., Class B*	220,875

Diversified Telecommunication Services – 1.1%
2,118	AT&T, Inc.	63,138
3,397	Verizon Communications, Inc.	201,340

		264,478

Electric Utilities – 0.5%
1,741	Xcel Energy, Inc.	120,956

Electrical Equipment – 1.1%
1,288	Eaton Corp. PLC	131,505
517	Rockwell Automation, Inc.	119,184

		250,689

Energy Equipment & Services – 0.4%
6,714	Baker Hughes Co.	95,876

Entertainment – 1.8%
740	Electronic Arts, Inc.*	103,208
142	Netflix, Inc.*	75,197
1,907	Walt Disney Co. (The)	251,476

		429,881

Equity Real Estate Investment Trusts (REITs) – 2.7%
716	AvalonBay Communities, Inc. REIT	113,171
1,381	Equity LifeStyle Properties, Inc. REIT	91,546
474	Essex Property Trust, Inc. REIT	102,626
1,032	Extra Space Storage, Inc. REIT	109,959
3,147	Invitation Homes, Inc. REIT	90,099
395	SBA Communications Corp. REIT	120,898

		628,299

Food & Staples Retailing – 1.1%
1,898	Walmart, Inc.	263,537

Food Products – 1.6%
2,948	Conagra Brands, Inc.	113,085
1,601	Lamb Weston Holdings, Inc.	100,623
2,897	Mondelez International, Inc., Class A	169,243

		382,951

Health Care Equipment & Supplies – 3.6%
3,897	Boston Scientific Corp.*	159,855
390	Cooper Cos., Inc. (The)	122,608
1,022	Danaher Corp.	211,012
1,700	Hologic, Inc.*	101,524
440	West Pharmaceutical Services, Inc.	124,943
952	Zimmer Biomet Holdings, Inc.	134,118

		854,060

Health Care Providers & Services – 2.9%
2,104	Centene Corp.*	129,017
2,689	CVS Health Corp.	167,041

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
358	Humana, Inc.	$148,631
946	Quest Diagnostics, Inc.	105,233
396	UnitedHealth Group, Inc.	123,770

		673,692

Hotels, Restaurants & Leisure – 2.0%
4,358	Aramark	120,106
1,078	McDonald’s Corp.	230,175
1,291	Yum! Brands, Inc.	123,742

		474,023

Household Durables – 0.5%
1,504	Lennar Corp., Class A	112,529

Household Products – 1.6%
2,754	Procter & Gamble Co. (The)	380,961

Industrial Conglomerates – 0.8%
1,175	Honeywell International, Inc.	194,521

Insurance – 2.0%
1,259	Allstate Corp. (The)	117,087
1,491	American Financial Group, Inc.	99,674
1,261	Globe Life, Inc.	104,007
1,223	Marsh & McLennan Cos., Inc.	140,535

		461,303

Interactive Media & Services – 6.7%
293	Alphabet, Inc., Class A*	477,452
235	Alphabet, Inc., Class C*	384,033
2,155	Facebook, Inc., Class A*	631,846
640	Match Group, Inc.*	71,475

		1,564,806

Internet & Direct Marketing Retail – 4.4%
299	Amazon.com, Inc.*	1,031,837

IT Services – 5.9%
966	Accenture PLC, Class A	231,772
1,075	Akamai Technologies, Inc.*	125,162
1,233	Booz Allen Hamilton Holding Corp.	108,578
1,986	Cognizant Technology Solutions Corp., Class A	132,784
1,214	Fidelity National Information Services, Inc.	183,132
350	Mastercard, Inc., Class A	125,367
382	PayPal Holdings, Inc.*	77,982
1,881	Visa, Inc., Class A	398,753

		1,383,530

Life Sciences Tools & Services – 1.5%
1,326	Agilent Technologies, Inc.	133,157
130	Mettler-Toledo International, Inc.*	126,201
958	PRA Health Sciences, Inc.*	102,420

		361,778

Machinery – 3.4%
1,568	Fortive Corp.	113,069

Common Stocks – (continued)
Machinery – (continued)
1,747	Graco, Inc.	101,361
627	IDEX Corp.	113,004
731	Illinois Tool Works, Inc.	144,409
1,590	ITT, Inc.	99,868
724	Stanley Black & Decker, Inc.	116,781
1,405	Xylem, Inc.	112,653

		801,145

Media – 1.4%
5,527	Comcast Corp., Class A	247,665
2,070	Liberty Media Corp.-Liberty SiriusXM, Class A*	75,162

		322,827

Multiline Retail – 0.6%
705	Dollar General Corp.	142,325

Multi-Utilities – 1.9%
1,334	Ameren Corp.	105,533
1,750	CMS Energy Corp.	105,857
2,124	Public Service Enterprise Group, Inc.	110,958
939	Sempra Energy	116,107

		438,455

Oil, Gas & Consumable Fuels – 1.9%
1,953	Cheniere Energy, Inc.*	101,654
2,692	Chevron Corp.	225,939
2,051	Phillips 66	119,922

		447,515

Personal Products – 0.6%
659	Estee Lauder Cos., Inc. (The), Class A	146,113

Pharmaceuticals – 4.2%
3,484	Bristol-Myers Squibb Co.	216,705
1,383	Eli Lilly and Co.	205,223
2,863	Johnson & Johnson	439,213
694	Merck & Co., Inc.	59,177
1,643	Pfizer, Inc.	62,089

		982,407

Professional Services – 0.5%
637	Verisk Analytics, Inc.	118,909

Road & Rail – 1.1%
1,904	CSX Corp.	145,580
580	Old Dominion Freight Line, Inc.	117,264

		262,844

Semiconductors & Semiconductor Equipment – 3.2%
1,215	Intel Corp.	61,904
396	Lam Research Corp.	133,191
829	MKS Instruments, Inc.	99,091
255	NVIDIA Corp.	136,420
857	NXP Semiconductors NV (Netherlands)	107,776
1,521	Texas Instruments, Inc.	216,210

		754,592

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Software – 10.7%
610	Adobe, Inc.*	$313,168
1,173	Cadence Design Systems, Inc.*	130,097
541	Intuit, Inc.	186,856
6,671	Microsoft Corp.	1,504,510
395	Palo Alto Networks, Inc.*	101,677
943	Proofpoint, Inc.*	103,419
175	salesforce.com, Inc.*	47,714
570	Workday, Inc., Class A*	136,635

		2,524,076

Specialty Retail – 2.9%
682	Advance Auto Parts, Inc.	106,603
460	Home Depot, Inc. (The)	131,118
1,243	Lowe’s Cos., Inc.	204,710
261	O’Reilly Automotive, Inc.*	121,529
508	Ulta Beauty, Inc.*	117,948

		681,908

Technology Hardware, Storage & Peripherals – 8.2%
13,932	Apple, Inc.	1,797,785
2,598	NetApp, Inc.	123,119

		1,920,904

Textiles, Apparel & Luxury Goods – 0.5%
1,907	PVH Corp.	106,334

Tobacco – 0.4%
1,288	Philip Morris International, Inc.	102,770

Water Utilities – 0.5%
787	American Water Works Co., Inc.	111,235

TOTAL COMMON STOCKS
(Cost $16,386,955)		$23,428,330

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
100,184	0.027%	$100,184
(Cost $100,184)

TOTAL INVESTMENTS – 100.0%
(Cost $16,487,139)		$23,528,514

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		343

NET ASSETS – 100.0%		$23,528,857

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.8%
Aerospace & Defense – 0.5%
58,729	HEICO Corp.	$6,455,492

Banks – 0.7%
78,571	First Republic Bank	8,871,452

Biotechnology – 5.3%
172,662	Agios Pharmaceuticals, Inc.*	7,080,869
88,163	BioMarin Pharmaceutical, Inc.*	6,879,359
105,029	Exact Sciences Corp.*	7,907,633
224,495	Immunomedics, Inc.*	10,003,497
111,873	Moderna, Inc.*	7,259,439
80,985	Neurocrine Biosciences, Inc.*	9,428,274
65,153	Sarepta Therapeutics, Inc.*	9,539,702
52,808	Seattle Genetics, Inc.*	8,361,619

		66,460,392

Building Products – 0.7%
79,510	Trane Technologies PLC	9,413,189

Capital Markets – 2.2%
39,553	MarketAxess Holdings, Inc.	19,220,385
21,688	MSCI, Inc.	8,095,480

		27,315,865

Commercial Services & Supplies – 0.6%
68,044	Copart, Inc.*	7,030,306

Communications Equipment – 0.9%
70,879	Motorola Solutions, Inc.	10,968,525

Construction Materials – 1.2%
73,456	Martin Marietta Materials, Inc.	14,902,019

Consumer Finance – 1.4%
345,574	Discover Financial Services	18,343,068

Containers & Packaging – 2.0%
310,195	Ball Corp.	24,930,372

Diversified Consumer Services – 0.5%
85,825	Chegg, Inc.*	6,328,735

Electrical Equipment – 2.4%
63,021	AMETEK, Inc.	6,346,215
106,246	Rockwell Automation, Inc.	24,492,890

		30,839,105

Electronic Equipment, Instruments & Components – 2.7%
240,893	Amphenol Corp., Class A	26,450,052
207,826	National Instruments Corp.	7,458,875

		33,908,927

Entertainment – 1.5%
158,060	Live Nation Entertainment, Inc.*	8,977,808
34,597	Spotify Technology SA*	9,761,890

		18,739,698

Equity Real Estate Investment Trusts (REITs) – 0.7%
143,228	Equity LifeStyle Properties, Inc. REIT	9,494,584

Common Stocks – (continued)
Food & Staples Retailing – 0.8%
236,785	Grocery Outlet Holding Corp.*	9,738,967

Food Products – 2.0%
63,880	Lamb Weston Holdings, Inc.	4,014,858
100,749	McCormick & Co., Inc.	20,774,444

		24,789,302

Health Care Equipment & Supplies – 8.0%
22,623	Align Technology, Inc.*	6,718,578
163,586	Boston Scientific Corp.*	6,710,298
16,587	Cooper Cos., Inc. (The)	5,214,621
224,098	Hologic, Inc.*	13,383,132
36,178	IDEXX Laboratories, Inc.*	14,147,769
83,867	Insulet Corp.*	18,303,973
71,403	West Pharmaceutical Services, Inc.	20,275,596
111,769	Zimmer Biomet Holdings, Inc.	15,746,017

		100,499,984

Health Care Providers & Services – 1.4%
92,586	Centene Corp.*	5,677,374
126,327	Guardant Health, Inc.*	12,064,228

		17,741,602

Health Care Technology – 2.8%
124,179	Veeva Systems, Inc., Class A*	35,052,006

Hotels, Restaurants & Leisure – 3.7%
9,018	Chipotle Mexican Grill, Inc.*	11,816,105
81,185	Choice Hotels International, Inc.	8,060,859
49,123	Wingstop, Inc.	8,026,698
141,653	Wynn Resorts Ltd.	12,387,555
68,088	Yum! Brands, Inc.	6,526,235

		46,817,452

Household Products – 1.6%
212,453	Church & Dwight Co., Inc.	20,359,371

Interactive Media & Services – 3.2%
208,750	Match Group, Inc.*	23,313,200
106,452	Pinterest, Inc., Class A*	3,916,369
569,014	Snap, Inc., Class A*	12,854,026

		40,083,595

Internet & Direct Marketing Retail – 1.4%
53,481	Etsy, Inc.*	6,401,676
9,178	MercadoLibre, Inc. (Argentina)*	10,725,319

		17,126,995

IT Services – 5.1%
165,055	Akamai Technologies, Inc.*	19,217,354
145,450	Booz Allen Hamilton Holding Corp.	12,808,327
56,852	Okta, Inc.*	12,244,215
48,166	Twilio, Inc., Class A*	12,993,260
41,206	WEX, Inc.*	6,581,010

		63,844,166

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – 2.2%
223,423	Adaptive Biotechnologies Corp.*	$9,296,631
19,485	Mettler-Toledo International, Inc.*	18,915,648

		28,212,279

Machinery – 2.9%
178,481	Graco, Inc.	10,355,468
72,345	IDEX Corp.	13,038,739
169,146	Xylem, Inc.	13,562,126

		36,956,333

Multiline Retail – 0.5%
30,114	Dollar General Corp.	6,079,414

Oil, Gas & Consumable Fuels – 1.4%
351,464	Cheniere Energy, Inc.*	18,293,701

Pharmaceuticals – 1.7%
227,762	Catalent, Inc.*	21,067,985

Professional Services – 5.2%
23,780	CoStar Group, Inc.*	20,179,708
197,191	TransUnion	17,100,404
153,847	Verisk Analytics, Inc.	28,718,619

		65,998,731

Road & Rail – 1.3%
82,313	Old Dominion Freight Line, Inc.	16,642,042

Semiconductors & Semiconductor Equipment – 5.7%
17,328	Lam Research Corp.	5,828,099
237,686	Marvell Technology Group Ltd.	9,217,463
110,724	Microchip Technology, Inc.	12,146,423
174,464	MKS Instruments, Inc.	20,853,682
50,761	NXP Semiconductors NV (Netherlands)	6,383,703
161,910	Xilinx, Inc.	16,864,546

		71,293,916

Software – 17.9%
182,587	Anaplan, Inc.*	11,183,454
49,193	ANSYS, Inc.*	16,676,919
37,009	Atlassian Corp. PLC, Class A*	7,096,846
63,293	Avalara, Inc.*	8,380,626
236,265	Cadence Design Systems, Inc.*	26,204,151
49,629	Coupa Software, Inc.*	16,265,409
134,388	DocuSign, Inc.*	29,968,524
196,942	Dynatrace, Inc.*	8,710,745
74,990	HubSpot, Inc.*	22,473,003
91,637	Palo Alto Networks, Inc.*	23,588,280
25,531	Paycom Software, Inc.*	7,645,513
52,811	Proofpoint, Inc.*	5,791,782
47,063	RingCentral, Inc., Class A*	13,684,509
126,225	Splunk, Inc.*	27,684,929

		225,354,690

Specialty Retail – 5.1%
58,646	Burlington Stores, Inc.*	11,549,157
62,038	O’Reilly Automotive, Inc.*	28,886,754

Common Stocks – (continued)
Specialty Retail – (continued)
64,890	Ross Stores, Inc.	5,910,181
75,830	Ulta Beauty, Inc.*	17,606,209

		63,952,301

Textiles, Apparel & Luxury Goods – 2.6%
86,785	Lululemon Athletica, Inc.*	32,602,521

TOTAL COMMON STOCKS
(Cost $908,856,914)		$1,256,509,082

Shares	Dividend Rate	Value

Investment Company – 0.1%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,701,230	0.027%	$1,701,230
(Cost $1,701,230)

TOTAL INVESTMENTS – 99.9%
(Cost $910,558,144)		$1,258,210,312

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		920,677

NET ASSETS – 100.0%		$1,259,130,989

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 3.3%
4,089	Aerojet Rocketdyne Holdings, Inc.*	$169,162
1,457	AeroVironment, Inc.*	111,300
6,037	Kratos Defense & Security Solutions, Inc.*	118,023
1,024	Moog, Inc., Class A	61,737

		460,222

Auto Components – 1.2%
1,640	Fox Factory Holding Corp.*	165,328

Beverages – 0.4%
3,222	Celsius Holdings, Inc.*	62,571

Biotechnology – 14.7%
1,284	Acceleron Pharma, Inc.*	125,152
2,597	Agios Pharmaceuticals, Inc.*	106,503
2,774	Akouos, Inc.*	62,193
1,568	Allogene Therapeutics, Inc.*	55,899
4,700	Applied Genetic Technologies Corp.*	24,158
2,045	Applied Molecular Transport, Inc.*	52,393
1,808	Applied Therapeutics, Inc.*	43,573
1,812	Avidity Biosciences, Inc.*	52,186
3,310	Beam Therapeutics, Inc.*	83,114
792	BioSpecifics Technologies Corp.*	51,084
1,552	Castle Biosciences, Inc.*	70,973
2,363	Coherus Biosciences, Inc.*	44,826
1,106	Constellation Pharmaceuticals, Inc.*	23,281
1,445	Dicerna Pharmaceuticals, Inc.*	26,761
1,754	FibroGen, Inc.*	78,632
2,049	Generation Bio Co.*	63,990
8,664	Halozyme Therapeutics, Inc.*	251,213
549	IGM Biosciences, Inc.*	23,607
1,710	Inovio Pharmaceuticals, Inc.*	20,503
3,227	Inozyme Pharma, Inc.*	96,745
1,294	Iovance Biotherapeutics, Inc.*	43,129
1,832	Kiniksa Pharmaceuticals Ltd., Class A*	32,371
2,261	Molecular Templates, Inc.*	26,250
2,674	Momenta Pharmaceuticals, Inc.*	139,503
1,574	ORIC Pharmaceuticals, Inc.*	39,429
859	PTC Therapeutics, Inc.*	42,456
1,010	Relay Therapeutics, Inc.*	40,592
1,763	Repare Therapeutics, Inc. (Canada)*	43,617
3,566	Trillium Therapeutics, Inc. (Canada)*	40,403
1,434	Ultragenyx Pharmaceutical, Inc.*	121,976
1,536	Y-mAbs Therapeutics, Inc.*	66,094
1,226	Zentalis Pharmaceuticals, Inc.*	42,174

		2,034,780

Building Products – 2.7%
3,961	AZEK Co., Inc. (The)*	156,380
1,220	Masonite International Corp.*	111,374
1,008	Simpson Manufacturing Co., Inc.	99,127

		366,881

Capital Markets – 2.0%
3,270	Open Lending Corp., Class A*	71,482
2,267	PJT Partners, Inc., Class A	134,161

Common Stocks – (continued)
Capital Markets – (continued)
2,526	Virtu Financial, Inc., Class A	65,247

		270,890

Chemicals – 2.3%
1,702	Ashland Global Holdings, Inc.	125,420
1,292	Balchem Corp.	126,229
1,152	Ingevity Corp.*	64,708

		316,357

Commercial Services & Supplies – 2.0%
2,434	Casella Waste Systems, Inc., Class A*	136,669
1,540	Tetra Tech, Inc.	142,157

		278,826

Construction & Engineering – 0.7%
1,663	Dycom Industries, Inc.*	102,291

Diversified Telecommunication Services – 1.2%
1,045	Bandwidth, Inc., Class A*	164,567

Electrical Equipment – 0.7%
2,432	Allied Motion Technologies, Inc.	103,579

Electronic Equipment, Instruments & Components – 2.1%
1,903	Badger Meter, Inc.	117,396
1,556	Novanta, Inc.*	166,757

		284,153

Equity Real Estate Investment Trusts (REITs) – 0.5%
1,122	Terreno Realty Corp. REIT	66,916

Food Products – 2.7%
1,225	Freshpet, Inc.*	139,160
2,700	Nomad Foods Ltd. (United Kingdom)*	66,582
2,884	Simply Good Foods Co. (The)*	71,667
2,439	Vital Farms, Inc.*	96,097

		373,506

Health Care Equipment & Supplies – 7.4%
4,690	Axonics Modulation Technologies, Inc.*	198,199
1,469	Hill-Rom Holdings, Inc.	137,777
1,355	Neogen Corp.*	103,251
989	Nevro Corp.*	136,027
1,717	NuVasive, Inc.*	89,507
1,936	Shockwave Medical, Inc.*	123,014
2,017	Silk Road Medical, Inc.*	122,997
953	Tandem Diabetes Care, Inc.*	107,422

		1,018,194

Health Care Providers & Services – 0.5%
1,158	National Research Corp.	64,848

Health Care Technology – 0.9%
1,951	Omnicell, Inc.*	130,093

Hotels, Restaurants & Leisure – 6.1%
899	Churchill Downs, Inc.	157,109
1,323	Papa John’s International, Inc.	130,038

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
1,380	Shake Shack, Inc., Class A*	$94,185
2,797	Texas Roadhouse, Inc.	176,183
1,047	Wingstop, Inc.	171,080
2,294	Wyndham Hotels & Resorts, Inc.	120,114

		848,709

Household Durables – 0.4%
1,291	M/I Homes, Inc.*	54,945

Insurance – 2.7%
1,775	Goosehead Insurance, Inc., Class A	182,399
923	Kinsale Capital Group, Inc.	191,273

		373,672

Internet & Direct Marketing Retail – 0.8%
5,476	Revolve Group, Inc.*	109,958

IT Services – 1.8%
1,689	ManTech International Corp., Class A	126,421
1,421	Science Applications International Corp.	118,597

		245,018

Leisure Products – 2.3%
2,687	Malibu Boats, Inc., Class A*	139,321
3,506	YETI Holdings, Inc.*	180,138

		319,459

Life Sciences Tools & Services – 3.7%
1,663	Adaptive Biotechnologies Corp.*	69,198
761	Berkeley Lights, Inc.*	49,769
13,985	Pacific Biosciences of California, Inc.*	92,301
3,207	Quanterix Corp.*	114,169
1,167	Repligen Corp.*	180,780

		506,217

Machinery – 6.4%
5,380	Colfax Corp.*	179,046
4,681	Evoqua Water Technologies Corp.*	95,773
4,114	Federal Signal Corp.	132,142
2,014	Franklin Electric Co., Inc.	119,551
1,044	John Bean Technologies Corp.	107,020
1,287	RBC Bearings, Inc.*	169,936
773	Watts Water Technologies, Inc., Class A	74,015

		877,483

Multiline Retail – 0.8%
1,136	Ollie’s Bargain Outlet Holdings, Inc.*	108,533

Personal Products – 0.7%
4,895	elf Beauty, Inc.*	95,599

Pharmaceuticals – 2.3%
865	Arvinas, Inc.*	22,447
568	GW Pharmaceuticals PLC ADR (United Kingdom)*	59,044
6,561	Menlo Therapeutics, Inc.*	10,038
853	MyoKardia, Inc.*	93,352

Common Stocks – (continued)
Pharmaceuticals – (continued)
4,400	Provention Bio, Inc.*	57,376
4,418	Theravance Biopharma, Inc.*	80,982

		323,239

Real Estate Management & Development – 0.3%
3,724	Cushman & Wakefield PLC*	43,236

Road & Rail – 0.7%
699	Saia, Inc.*	93,806

Semiconductors & Semiconductor Equipment – 8.4%
4,280	Brooks Automation, Inc.	220,977
5,099	FormFactor, Inc.*	133,237
1,490	Inphi Corp.*	169,830
6,577	Lattice Semiconductor Corp.*	188,102
1,127	MKS Instruments, Inc.	134,710
2,238	Power Integrations, Inc.	125,261
3,098	Semtech Corp.*	181,698

		1,153,815

Software – 12.5%
648	Bill.com Holdings, Inc.*	64,139
1,632	Blackline, Inc.*	142,588
4,742	Medallia, Inc.*	171,613
329	nCino, Inc.*	30,580
1,306	New Relic, Inc.*	80,228
4,397	PagerDuty, Inc.*	143,650
6,160	Ping Identity Holding Corp.*	212,335
6,748	Pluralsight, Inc., Class A*	129,157
1,355	Q2 Holdings, Inc.*	131,828
2,747	Rapid7, Inc.*	177,374
4,257	Sailpoint Technologies Holdings, Inc.*	167,002
976	Smartsheet, Inc., Class A*	53,221
4,804	Tenable Holdings, Inc.*	180,822
1,442	Vertex, Inc., Class A*	36,930

		1,721,467

Specialty Retail – 2.1%
2,144	Floor & Decor Holdings, Inc., Class A*	157,027
293	RH*	96,851
457	Vroom, Inc.*	31,364

		285,242

Textiles, Apparel & Luxury Goods – 0.7%
474	Deckers Outdoor Corp.*	96,634

Trading Companies & Distributors – 1.2%
1,371	SiteOne Landscape Supply, Inc.*	171,444

TOTAL COMMON STOCKS
(Cost $10,396,361)		$13,692,478

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Dividend Rate	Value

Investment Company – 0.6%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
76,393	0.027%	$76,393
(Cost $76,393)

TOTAL INVESTMENTS – 99.8%
(Cost $10,472,754)		$13,768,871

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		38,108

NET ASSETS – 100.0%		$13,806,979

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 98.3%
Aerospace & Defense – 2.8%
671,623	Aerojet Rocketdyne Holdings, Inc.*	$27,785,044
111,571	HEICO Corp., Class A	9,972,216
82,107	Teledyne Technologies, Inc.*	25,749,576

		63,506,836

Air Freight & Logistics – 0.5%
124,365	XPO Logistics, Inc.*	10,977,698

Beverages – 0.9%
23,035	Boston Beer Co., Inc. (The), Class A*	20,316,409

Biotechnology – 10.6%
505,116	Agios Pharmaceuticals, Inc.*	20,714,807
52,716	Argenx SE ADR (Netherlands)*	12,191,629
273,674	Beam Therapeutics, Inc.*(a)	6,871,954
249,871	Castle Biosciences, Inc.*	11,426,601
407,896	Centogene NV (Germany)*	4,731,594
1,011,153	Exelixis, Inc.*	22,467,820
633,046	Genmab A/S ADR (Denmark)*	23,903,817
616,568	Immunomedics, Inc.*	27,474,270
87,797	Iovance Biotherapeutics, Inc.*	2,926,274
439,488	Momenta Pharmaceuticals, Inc.*	22,928,089
306,421	Neurocrine Biosciences, Inc.*	35,673,533
89,258	Relay Therapeutics, Inc.*	3,587,279
220,328	Sarepta Therapeutics, Inc.*	32,260,426
341,014	Y-mAbs Therapeutics, Inc.*	14,673,832

		241,831,925

Building Products – 4.9%
272,997	Allegion PLC	28,225,160
670,319	AZEK Co., Inc. (The)*	26,464,194
161,327	Fortune Brands Home & Security, Inc.	13,564,374
60,664	Lennox International, Inc.	17,005,939
173,967	Trex Co., Inc.*	26,006,327

		111,265,994

Capital Markets – 1.5%
70,089	FactSet Research Systems, Inc.	24,559,186
184,449	Tradeweb Markets, Inc., Class A	10,567,083

		35,126,269

Chemicals – 3.8%
290,737	Ashland Global Holdings, Inc.	21,424,409
535,718	RPM International, Inc.	45,412,815
121,503	Scotts Miracle-Gro Co. (The)	20,476,901

		87,314,125

Commercial Services & Supplies – 0.5%
219,284	Rollins, Inc.	12,091,320

Communications Equipment – 1.6%
359,784	Ciena Corp.*	20,424,938
194,186	Lumentum Holdings, Inc.*	16,699,996

		37,124,934

Common Stocks – (continued)
Containers & Packaging – 0.7%
129,909	Avery Dennison Corp.	14,990,199

Distributors – 1.3%
89,376	Pool Corp.	29,301,028

Diversified Consumer Services – 0.8%
239,048	Chegg, Inc.*	17,627,399

Electrical Equipment – 1.9%
234,231	Generac Holdings, Inc.*	44,499,205

Electronic Equipment, Instruments & Components – 3.4%
321,318	Badger Meter, Inc.	19,822,107
290,062	Novanta, Inc.*	31,085,945
90,928	Zebra Technologies Corp., Class A*	26,053,600

		76,961,652

Food Products – 1.8%
46,820	Beyond Meat, Inc.*(a)	6,360,497
185,366	Freshpet, Inc.*	21,057,578
211,598	Lamb Weston Holdings, Inc.	13,298,934

		40,717,009

Health Care Equipment & Supplies – 6.9%
189,945	Neogen Corp.*	14,473,809
158,445	Nevro Corp.*	21,792,525
223,763	NuVasive, Inc.*	11,664,765
136,710	Silk Road Medical, Inc.*	8,336,576
204,186	Tandem Diabetes Care, Inc.*	23,015,846
80,778	Teleflex, Inc.	31,741,715
163,057	West Pharmaceutical Services, Inc.	46,301,666

		157,326,902

Health Care Providers & Services – 3.0%
378,356	Guardant Health, Inc.*	36,132,998
176,615	Molina Healthcare, Inc.*	32,668,476

		68,801,474

Hotels, Restaurants & Leisure – 4.3%
243,837	Choice Hotels International, Inc.	24,210,576
76,863	Churchill Downs, Inc.	13,432,578
295,356	Dunkin’ Brands Group, Inc.	22,470,684
288,638	Texas Roadhouse, Inc.	18,181,308
129,325	Wingstop, Inc.	21,131,705

		99,426,851

Insurance – 1.5%
365,998	Brown & Brown, Inc.	16,982,307
134,370	Primerica, Inc.	16,776,095

		33,758,402

Internet & Direct Marketing Retail – 0.8%
158,357	Etsy, Inc.*	18,955,333

IT Services – 4.0%
341,726	Black Knight, Inc.*	28,739,157
399,069	Booz Allen Hamilton Holding Corp.	35,142,016
120,054	MongoDB, Inc.*	28,068,625

		91,949,798

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Leisure Products – 1.6%
280,476	Brunswick Corp.	$17,358,660
251,890	Peloton Interactive, Inc., Class A*	19,312,406

		36,671,066

Life Sciences Tools & Services – 5.6%
173,894	10X Genomics, Inc., Class A*	19,931,730
133,960	Berkeley Lights, Inc.*	8,760,984
133,162	Bio-Techne Corp.	34,017,565
394,178	PerkinElmer, Inc.	46,402,634
121,397	Repligen Corp.*	18,805,609

		127,918,522

Machinery – 3.8%
1,025,829	Colfax Corp.*	34,139,589
97,658	IDEX Corp.	17,600,901
152,774	RBC Bearings, Inc.*	20,172,279
199,618	Xylem, Inc.	16,005,371

		87,918,140

Multiline Retail – 0.6%
149,933	Ollie’s Bargain Outlet Holdings, Inc.*	14,324,599

Personal Products – 0.4%
525,495	BellRing Brands, Inc., Class A*	10,215,623

Pharmaceuticals – 1.7%
805,554	Elanco Animal Health, Inc.*	23,409,399
147,281	MyoKardia, Inc.*	16,118,433

		39,527,832

Semiconductors & Semiconductor Equipment – 7.4%
184,825	Enphase Energy, Inc.*	14,274,035
525,393	Entegris, Inc.	35,143,538
190,809	Inphi Corp.*	21,748,410
266,891	MKS Instruments, Inc.	31,901,481
135,433	Monolithic Power Systems, Inc.	36,178,217
341,398	Teradyne, Inc.	29,008,588

		168,254,269

Software – 14.9%
93,522	Alteryx, Inc., Class A*(a)	11,300,263
311,839	Avalara, Inc.*	41,290,602
107,026	Bill.com Holdings, Inc.*	10,593,433
677,980	Cloudflare, Inc., Class A*	25,939,515
72,046	Coupa Software, Inc.*	23,612,356
1,004,595	Dynatrace, Inc.*	44,433,237
276,867	Elastic NV*	30,062,219
153,951	HubSpot, Inc.*	46,136,036
57,219	nCino, Inc.*	5,318,506
232,490	New Relic, Inc.*	14,281,861
186,449	Rapid7, Inc.*	12,039,012
22,795	Trade Desk, Inc. (The), Class A*	10,971,233
256,065	Vertex, Inc., Class A*	6,557,825
345,636	Zendesk, Inc.*	33,312,398
168,513	Zscaler, Inc.*	24,154,653

		340,003,149

Common Stocks – (continued)
Specialty Retail – 3.1%
146,288	Five Below, Inc.*	16,011,222
398,451	Floor & Decor Holdings, Inc., Class A*	29,182,551
58,930	RH*	19,479,311
76,933	Vroom, Inc.*(a)	5,279,912

		69,952,996

Textiles, Apparel & Luxury Goods – 0.7%
74,524	Deckers Outdoor Corp.*	15,193,208

Trading Companies & Distributors – 1.0%
187,598	SiteOne Landscape Supply, Inc.*	23,459,130

TOTAL COMMON STOCKS
(Cost $1,618,448,195)		$2,247,309,296

Shares	Dividend Rate	Value

Investment Company – 1.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,252,010	0.027%	$25,252,010
(Cost $25,252,010)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,643,700,205)		$2,272,561,306

Securities Lending Reinvestment Vehicle – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,387,318	0.027%	$13,387,318
(Cost $13,387,318)

TOTAL INVESTMENTS – 100.0%
(Cost $1,657,087,523)		$2,285,948,624

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(764,994)

NET ASSETS – 100.0%		$2,285,183,630

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.8%
Aerospace & Defense – 0.5%
5,314	Boeing Co. (The)	$913,051

Auto Components – 0.6%
13,259	Aptiv PLC	1,141,865

Automobiles – 2.1%
7,770	Tesla, Inc.*	3,871,946

Beverages – 2.0%
37,273	Coca-Cola Co. (The)	1,846,132
22,924	Monster Beverage Corp.*	1,922,406

		3,768,538

Biotechnology – 2.4%
9,725	BioMarin Pharmaceutical, Inc.*	758,842
26,993	Immunomedics, Inc.*	1,202,808
1,630	Regeneron Pharmaceuticals, Inc.*	1,010,486
6,744	Sarepta Therapeutics, Inc.*	987,456
2,840	Seattle Genetics, Inc.*	449,686

		4,409,278

Capital Markets – 1.4%
7,015	Cboe Global Markets, Inc.	643,907
20,299	Charles Schwab Corp. (The)	721,224
11,419	Intercontinental Exchange, Inc.	1,213,040

		2,578,171

Chemicals – 1.7%
5,091	Ecolab, Inc.	1,003,334
4,063	Linde PLC (United Kingdom)	1,014,694
1,618	Sherwin-Williams Co. (The)	1,085,759

		3,103,787

Construction Materials – 0.3%
2,525	Martin Marietta Materials, Inc.	512,247

Diversified Consumer Services – 0.3%
8,387	Chegg, Inc.*	618,457

Electronic Equipment, Instruments & Components – 0.8%
14,075	Amphenol Corp., Class A	1,545,435

Entertainment – 2.1%
7,360	Netflix, Inc.*	3,897,562

Equity Real Estate Investment Trusts (REITs) – 1.8%
7,046	American Tower Corp. REIT	1,755,511
1,977	Equinix, Inc. REIT	1,561,395

		3,316,906

Food & Staples Retailing – 0.8%
10,045	Walmart, Inc.	1,394,748

Food Products – 0.9%
4,829	McCormick & Co., Inc.	995,740
10,428	Mondelez International, Inc., Class A	609,204

		1,604,944

Common Stocks – (continued)
Health Care Equipment & Supplies – 4.4%
55,435	Boston Scientific Corp.*	2,273,944
7,478	Danaher Corp.	1,543,982
4,651	Insulet Corp.*	1,015,081
2,231	Intuitive Surgical, Inc.*	1,630,504
5,491	West Pharmaceutical Services, Inc.	1,559,224

		8,022,735

Health Care Providers & Services – 2.1%
4,365	Guardant Health, Inc.*	416,858
4,226	Humana, Inc.	1,754,508
5,229	UnitedHealth Group, Inc.	1,634,324

		3,805,690

Health Care Technology – 0.6%
4,102	Veeva Systems, Inc., Class A*	1,157,872

Hotels, Restaurants & Leisure – 1.5%
14,105	Las Vegas Sands Corp.	715,265
9,389	McDonald’s Corp.	2,004,739

		2,720,004

Interactive Media & Services – 11.8%
4,403	Alphabet, Inc., Class A*	7,174,821
2,696	Alphabet, Inc., Class C*	4,405,749
31,888	Facebook, Inc., Class A*	9,349,561
31,783	Snap, Inc., Class A*	717,978

		21,648,109

Internet & Direct Marketing Retail – 6.5%
3,481	Amazon.com, Inc.*	12,012,792

IT Services – 10.2%
9,398	Accenture PLC, Class A	2,254,862
12,905	Fidelity National Information Services, Inc.	1,946,719
13,177	Mastercard, Inc., Class A	4,719,870
19,815	PayPal Holdings, Inc.*	4,045,034
27,545	Visa, Inc., Class A	5,839,265

		18,805,750

Life Sciences Tools & Services – 1.7%
4,796	10X Genomics, Inc., Class A*	549,718
21,815	Adaptive Biotechnologies Corp.*	907,722
4,761	Illumina, Inc.*	1,700,724

		3,158,164

Machinery – 0.7%
6,440	Deere & Co.	1,352,786

Personal Products – 0.9%
7,235	Estee Lauder Cos., Inc. (The), Class A	1,604,144

Pharmaceuticals – 2.6%
27,321	AstraZeneca PLC ADR (United Kingdom)	1,529,976
26,582	Bristol-Myers Squibb Co.	1,653,400
11,413	Eli Lilly and Co.	1,693,575

		4,876,951

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Professional Services – 0.7%
6,859	Verisk Analytics, Inc.	$1,280,370

Road & Rail – 1.4%
11,415	CSX Corp.	872,791
8,923	Union Pacific Corp.	1,717,142

		2,589,933

Semiconductors & Semiconductor Equipment – 6.7%
20,525	Marvell Technology Group Ltd.	795,960
9,996	NVIDIA Corp.	5,347,660
12,488	NXP Semiconductors NV (Netherlands)	1,570,491
38,301	QUALCOMM, Inc.	4,561,649

		12,275,760

Software – 16.9%
10,456	Adobe, Inc.*	5,368,006
7,161	Atlassian Corp. PLC, Class A*	1,373,193
3,845	HubSpot, Inc.*	1,152,270
62,501	Microsoft Corp.	14,095,851
9,788	salesforce.com, Inc.*	2,668,698
5,206	ServiceNow, Inc.*	2,509,396
16,302	Workday, Inc., Class A*	3,907,752

		31,075,166

Specialty Retail – 1.2%
13,484	Ross Stores, Inc.	1,228,123
4,594	Ulta Beauty, Inc.*	1,066,635

		2,294,758

Technology Hardware, Storage & Peripherals – 9.7%
137,920	Apple, Inc.	17,797,197

Textiles, Apparel & Luxury Goods – 2.5%
3,496	Lululemon Athletica, Inc.*	1,313,342
25,063	NIKE, Inc., Class B	2,804,299
8,939	PVH Corp.	498,439

		4,616,080

TOTAL COMMON STOCKS
(Cost $77,789,866)		$183,771,196

Shares	Dividend Rate	Value

Investment Company – 0.0%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
91,121	0.027%	$91,121
(Cost $91,121)

TOTAL INVESTMENTS – 99.8%
(Cost $77,880,987)		$183,862,317

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		199,082

NET ASSETS – 100.0%		$184,061,399

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 97.2%
Communications Equipment – 2.0%
321,440	Juniper Networks, Inc.	$8,036,000
49,027	Motorola Solutions, Inc.	7,586,928

		15,622,928

Electronic Equipment, Instruments & Components – 1.7%
115,911	Amphenol Corp., Class A	12,727,028

Entertainment – 5.8%
176,549	Activision Blizzard, Inc.	14,745,372
18,887	Netflix, Inc.*	10,001,800
150,860	Walt Disney Co. (The)	19,893,908

		44,641,080

Equity Real Estate Investment Trusts (REITs) – 2.9%
38,109	American Tower Corp. REIT	9,494,857
16,673	Equinix, Inc. REIT	13,168,002

		22,662,859

Interactive Media & Services – 11.6%
16,174	Alphabet, Inc., Class A*	26,356,018
17,470	Alphabet, Inc., Class C*	28,549,125
118,136	Facebook, Inc., Class A*	34,637,475

		89,542,618

Internet & Direct Marketing Retail – 6.8%
51,085	Alibaba Group Holding Ltd. ADR (China)*	14,662,928
10,897	Amazon.com, Inc.*	37,605,111

		52,268,039

IT Services – 16.9%
58,874	Accenture PLC, Class A	14,125,639
82,164	Akamai Technologies, Inc.*	9,566,355
139,105	Fidelity National Information Services, Inc.	20,983,989
98,136	Fiserv, Inc.*	9,772,383
37,870	Mastercard, Inc., Class A	13,564,655
151,764	PayPal Holdings, Inc.*	30,981,103
147,632	Visa, Inc., Class A	31,296,508

		130,290,632

Life Sciences Tools & Services – 0.8%
17,972	Illumina, Inc.*	6,419,958

Semiconductors & Semiconductor Equipment – 13.0%
23,178	Lam Research Corp.	7,795,688
452,346	Marvell Technology Group Ltd.	17,541,978
83,843	Microchip Technology, Inc.	9,197,577
26,072	NVIDIA Corp.	13,947,999
128,758	NXP Semiconductors NV (Netherlands)	16,192,606
89,128	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	7,063,394
149,937	Texas Instruments, Inc.	21,313,544
65,491	Xilinx, Inc.	6,821,543

		99,874,329

Common Stocks – (continued)
Software – 25.9%
48,876	Adobe, Inc.*	25,092,450
54,988	Atlassian Corp. PLC, Class A*	10,544,499
31,440	HubSpot, Inc.*	9,421,939
58,998	Intuit, Inc.	20,377,319
296,807	Microsoft Corp.	66,938,883
29,394	Palo Alto Networks, Inc.*	7,566,310
41,472	Paycom Software, Inc.*	12,419,205
20,920	ServiceNow, Inc.*	10,083,858
72,283	Splunk, Inc.*	15,853,830
87,750	Workday, Inc., Class A*	21,034,553

		199,332,846

Technology Hardware, Storage & Peripherals – 9.8%
585,332	Apple, Inc.	75,531,241

TOTAL COMMON STOCKS
(Cost $350,991,092)		$748,913,558

Shares	Dividend Rate	Value

Investment Company – 2.7%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
21,043,925	0.027%	$21,043,925
(Cost $21,043,925)

TOTAL INVESTMENTS – 99.9%
(Cost $372,035,017)		$769,957,483

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		883,530

NET ASSETS – 100.0%		$770,841,013

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS U.S. EQUITY ESG FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.2%
Auto Components – 2.1%
2,729	Aptiv PLC	$235,021

Automobiles – 0.4%
90	Tesla, Inc.*	44,849

Banks – 4.5%
1,650	First Republic Bank	186,302
3,044	JPMorgan Chase & Co.	304,978

		491,280

Biotechnology – 0.6%
816	BioMarin Pharmaceutical, Inc.*	63,672

Capital Markets – 3.2%
346	BlackRock, Inc.	205,590
836	CME Group, Inc.	147,027

		352,617

Chemicals – 3.3%
5,067	Chr Hansen Holding A/S ADR (Denmark)	145,093
1,071	Ecolab, Inc.	211,073

		356,166

Communications Equipment – 1.9%
4,903	Cisco Systems, Inc.	207,005

Consumer Finance – 2.0%
2,163	American Express Co.	219,739

Containers & Packaging – 1.8%
2,435	Ball Corp.	195,701

Diversified Telecommunication Services – 2.0%
3,633	Verizon Communications, Inc.	215,328

Electric Utilities – 2.6%
1,033	NextEra Energy, Inc.	288,383

Electrical Equipment – 3.5%
1,869	Eaton Corp. PLC	190,825
822	Rockwell Automation, Inc.	189,496

		380,321

Entertainment – 2.5%
2,066	Walt Disney Co. (The)	272,443

Equity Real Estate Investment Trusts (REITs) – 2.5%
538	American Tower Corp. REIT	134,043
176	Equinix, Inc. REIT	139,001

		273,044

Food Products – 0.4%
285	Beyond Meat, Inc.*	38,717

Health Care Equipment & Supplies – 2.7%
1,442	Danaher Corp.	297,730

Health Care Providers & Services – 2.7%
2,150	CVS Health Corp.	133,558

Common Stocks – (continued)
Health Care Providers & Services – (continued)
386	Humana, Inc.	160,256

		293,814

Hotels, Restaurants & Leisure – 1.9%
965	McDonald’s Corp.	206,047

Household Products – 2.9%
2,315	Procter & Gamble Co. (The)	320,234

Interactive Media & Services – 4.2%
282	Alphabet, Inc., Class A*	459,527

IT Services – 3.6%
1,871	Visa, Inc., Class A	396,633

Life Sciences Tools & Services – 1.1%
1,207	Agilent Technologies, Inc.	121,207

Machinery – 3.8%
1,127	Deere & Co.	236,738
2,302	Xylem, Inc.	184,574

		421,312

Media – 1.5%
3,638	Comcast Corp., Class A	163,019

Pharmaceuticals – 5.9%
3,000	AstraZeneca PLC ADR (United Kingdom)	168,000
1,440	Eli Lilly and Co.	213,681
1,736	Johnson & Johnson	266,320

		648,001

Road & Rail – 2.5%
1,434	Union Pacific Corp.	275,959

Semiconductors & Semiconductor Equipment – 6.4%
4,469	Marvell Technology Group Ltd.	173,308
609	NVIDIA Corp.	325,803
1,406	Texas Instruments, Inc.	199,863

		698,974

Software – 10.8%
556	Adobe, Inc.*	285,445
3,314	Microsoft Corp.	747,406
648	Workday, Inc., Class A*	155,332

		1,188,183

Specialty Retail – 3.6%
1,384	Lowe’s Cos., Inc.	227,931
1,884	Ross Stores, Inc.	171,595

		399,526

Technology Hardware, Storage & Peripherals – 8.1%
6,904	Apple, Inc.	890,892

Textiles, Apparel & Luxury Goods – 2.5%
2,397	NIKE, Inc., Class B	268,200

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Shares	Description	Value

Common Stocks – (continued)
Water Utilities – 1.7%
1,334	American Water Works Co., Inc.	$188,548

TOTAL COMMON STOCKS
(Cost $8,569,401)		$10,872,092

Shares	Dividend Rate	Value

Investment Company – 1.1%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
118,383	0.027%	$118,383
(Cost $118,383)

TOTAL INVESTMENTS – 100.3%
(Cost $8,687,784)		$10,990,475

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(26,919)

NET ASSETS – 100.0%		$10,963,556

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2020

	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund
Assets:
Investments in unaffiliated issuers, at value (cost $594,435,419, $89,150,470 and $16,386,955, respectively)	$964,862,198	$184,361,050	$23,428,330
Investments in affiliated issuers, at value (cost $1,589,879, $950,092 and $100,184, respectively)	1,589,879	950,092	100,184
Cash	9,811,704	501,952	52,265
Receivables:
Dividends	1,117,315	146,321	27,795
Fund shares sold	817,180	115,678	37,700
Reimbursement from investment adviser	4,278	1,537	87
Foreign tax reclaims	2,471	—	—
Securities lending income	1,100	—	—
Other assets	67,577	57,819	74,765
Total assets	978,273,702	186,134,449	23,721,126

Liabilities:
Payables:
Management fees	596,959	132,614	53,012
Fund shares redeemed	589,470	16,777	—
Distribution and Service fees and Transfer Agency fees	287,651	8,484	3,861
Accrued expenses	326,674	158,682	135,396
Total liabilities	1,800,754	316,557	192,269

Net Assets:
Paid-in capital	587,181,347	80,966,876	15,296,527
Total distributable earnings	389,291,601	104,851,016	8,232,330
NET ASSETS	$976,472,948	$185,817,892	$23,528,857
Net Assets:
Class A	$776,918,560	$9,302,571	$5,842,477
Class C	16,596,049	1,161,705	1,515,910
Institutional	64,707,945	13,744,078	594,059
Service	1,814,368	—	—
Investor	8,702,851	189,408	37,630
Class R6	2,454,143	805,730	226,102
Class R	10,097,107	32,801	49,369
Class P	95,181,925	160,581,599	15,263,310
Total Net Assets	$976,472,948	$185,817,892	$23,528,857
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	28,840,023	405,997	424,086
Class C	1,034,208	66,140	129,847
Institutional	2,074,890	551,446	39,576
Service	71,268	—	—
Investor	315,799	8,072	2,567
Class R6	78,804	32,407	15,094
Class R	398,723	1,502	3,761
Class P	3,057,249	6,460,743	1,018,423
Net asset value, offering and redemption price per share:(a)
Class A	$26.94	$22.91	$13.78
Class C	16.05	17.56	11.67
Institutional	31.19	24.92	15.01
Service	25.46	—	—
Investor	27.56	23.46	14.66
Class R6	31.14	24.86	14.98
Class R	25.32	21.84	13.13
Class P	31.13	24.85	14.99

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth and Flexible Cap Funds is $28.51, $24.24 and $14.58, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2020

	Growth Opportunities Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund
Assets:
Investments in unaffiliated issuers, at value (cost $908,856,914, $10,396,361 and $1,618,448,195, respectively)(a)	$1,256,509,082	$13,692,478	$2,247,309,296
Investments in affiliated issuers, at value (cost $1,701,230, $76,393 and $25,252,010, respectively)	1,701,230	76,393	25,252,010
Investments in securities lending reinvestment vehicle, at value which equals cost	—	—	13,387,318
Cash	2,015,781	69,983	1,999,933
Deferred offering costs	—	10,861	—
Receivables:
Fund shares sold	4,038,852	—	5,560,426
Dividends	693,694	3,961	1,385,082
Reimbursement from investment adviser	157,937	27,495	54,820
Investments sold	—	—	12,070,324
Securities lending income	—	—	9,796
Other assets	80,856	76,229	123,085
Total assets	1,265,197,432	13,957,400	2,307,152,090

Liabilities:
Payables:
Fund shares redeemed	4,534,805	10,000	3,178,043
Management fees	969,609	9,519	1,583,386
Distribution and Service fees and Transfer Agency fees	220,138	604	374,743
Investments purchased	—	—	2,910,245
Upon return of securities loaned	—	—	13,387,318
Offering costs	—	23,856	—
Accrued expenses	341,891	106,433	534,725
Total liabilities	6,066,443	150,421	21,968,460

Net Assets:
Paid-in capital	712,498,915	9,876,331	1,408,556,284
Total distributable earnings	546,632,074	3,930,648	876,627,346
NET ASSETS	$1,259,130,989	$13,806,979	$2,285,183,630
Net Assets:
Class A	$347,643,923	$175,433	$309,715,136
Class C	28,894,061	91,356	153,834,951
Institutional	442,693,444	10,516,410	921,411,624
Service	27,722,503	—	32,214,891
Investor	81,927,838	64,284	495,628,677
Class R6	211,479,691	64,358	73,863,151
Class R	48,780,183	64,016	13,208,597
Class P	69,989,346	2,831,122	285,306,603
Total Net Assets	$1,259,130,989	$13,806,979	$2,285,183,630
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	20,277,812	13,698	13,145,890
Class C	4,261,094	7,169	8,276,758
Institutional	18,908,645	818,787	35,311,845
Service	1,788,189	—	1,425,398
Investor	4,334,136	5,010	19,860,030
Class R6	9,021,899	5,011	2,828,075
Class R	3,141,233	5,006	593,895
Class P	2,984,463	220,513	10,922,379
Net asset value, offering and redemption price per share:(b)
Class A	$17.14	$12.81	$23.56
Class C	6.78	12.74	18.59
Institutional	23.41	12.84	26.09
Service	15.50	—	22.60
Investor	18.90	12.83	24.96
Class R6	23.44	12.84	26.12
Class R	15.53	12.79	22.24
Class P	23.45	12.84	26.12

(a)	Includes loaned securities having a market value of $–, $– and $13,094,787 for Growth Opportunities, Small Cap Growth and Small/Mid Cap Growth Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Growth Opportunities, Small Cap Growth and Small/Mid Cap Growth Funds is $18.14, $13.56 and $24.93, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2020

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Assets:
Investments in unaffiliated issuers, at value (cost $77,789,866, $350,991,092 and $8,569,401, respectively)	$183,771,196	$748,913,558	$10,872,092
Investments in affiliated issuers, at value (cost $91,121, $21,043,925 and $118,383, respectively)	91,121	21,043,925	118,383
Cash	500,233	499,951	51,346
Receivables:
Fund shares sold	116,024	1,950,511	1,943
Dividends	110,815	360,040	15,586
Reimbursement from investment adviser	1,275	57,627	277
Securities lending income	213	—	—
Investments sold	—	—	4,242,836
Other assets	69,415	112,373	42,674
Total assets	184,660,292	772,937,985	15,345,137

Liabilities:
Payables:
Fund shares redeemed	252,006	1,068,669	1,674
Management fees	103,912	573,825	50,921
Distribution and Service fees and Transfer Agency fees	20,506	198,619	3,827
Investments purchased	—	—	4,194,499
Accrued expenses	222,469	255,859	130,660
Total liabilities	598,893	2,096,972	4,381,581

Net Assets:
Paid-in capital	56,818,773	325,609,367	7,574,298
Total distributable earnings	127,242,626	445,231,646	3,389,258
NET ASSETS	$184,061,399	$770,841,013	$10,963,556
Net Assets:
Class A	$36,688,045	$429,267,304	$5,448,313
Class C	4,522,372	30,011,037	1,985,235
Institutional	60,473,915	157,266,939	1,008,362
Service	504,683	41,024,289	—
Investor	2,758,186	48,386,553	343,902
Class R6	509,389	1,329,747	1,324,483
Class R	65,739	—	22,951
Class P	78,539,070	63,555,144	830,310
Total Net Assets	$184,061,399	$770,841,013	$10,963,556
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,264,916	14,425,611	348,516
Class C	681,738	1,384,052	134,193
Institutional	4,693,959	4,549,374	63,813
Service	45,989	1,426,064	—
Investor	214,998	1,431,812	21,753
Class R6	39,618	38,444	83,790
Class R	6,162	—	1,460
Class P	6,118,965	1,837,509	52,556
Net asset value, offering and redemption price per share:(a)
Class A	$11.24	$29.76	$15.63
Class C	6.63	21.68	14.79
Institutional	12.88	34.57	15.80
Service	10.97	28.77	—
Investor	12.83	33.79	15.81
Class R6	12.86	34.59	15.81
Class R	10.67	—	15.72
Class P	12.84	34.59	15.80

(a)	Maximum public offering price per share for Class A Shares of the Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds is $11.89, $31.49 and $16.54, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2020

	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $9,269, $8,278 and $98, respectively)	$12,241,581	$1,135,150	$318,594

Dividends — affiliated issuers	27,115	9,971	482

Securities lending income — unaffiliated issuer	25,977	3,989	—

Total investment income	12,294,673	1,149,110	319,076

Expenses:

Management fees	6,308,632	1,184,546	110,718

Distribution and Service fees(a)	1,975,112	28,065	27,761

Transfer Agency fees(a)	1,292,803	59,701	15,790

Custody, accounting and administrative services	233,967	35,026	18,601

Printing and mailing costs	208,947	25,521	34,723

Registration fees	125,360	101,182	68,296

Professional fees	113,798	98,646	124,923

Shareholder meeting expense	40,264	6,228	5,389

Trustee fees	21,150	20,018	19,807

Service Share fees — Service Plan	4,099	—	—

Service Share fees — Shareholder Administration Plan	4,099	—	—

Other	52,388	23,809	12,655

Total expenses	10,380,619	1,582,742	438,663

Less — expense reductions	(727,351)	(301,842)	(278,301)

Net expenses	9,653,268	1,280,900	160,362

NET INVESTMENT INCOME (LOSS)	2,641,405	(131,790)	158,714

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	35,198,943	13,618,666	1,298,428

Foreign currency transactions	46	—	—

Net change in unrealized gain (loss) on:

Investments	143,217,967	42,115,306	2,881,593

Foreign currency translations	43	—	—

Net realized and unrealized gain	178,416,999	55,733,972	4,180,021

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$181,058,404	$55,602,182	$4,338,735

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Capital Growth	$1,761,709	$170,201	$43,202	$1,185,576	$28,669	$23,957	$656	$12,673	$665	$14,534	$26,073
Concentrated Growth	18,377	9,537	151	12,352	1,603	4,946	—	243	177	51	40,329
Flexible Cap	13,868	13,685	208	9,335	2,302	246	—	84	61	70	3,692

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2020

	Growth Opportunities Fund	Small Cap Growth Fund(a)	Small/Mid Cap Growth Fund
Investment income:

Dividends — unaffiliated issuers	$6,905,189	$22,077	$8,906,560

Dividends — affiliated issuers	141,783	1,129	346,081

Securities lending income — unaffiliated issuer	56,145	—	1,207,013

Total investment income	7,103,117	23,206	10,459,654

Expenses:

Management fees	10,612,054	54,918	16,330,551

Distribution and Service fees(b)	1,321,804	951	2,265,394

Transfer Agency fees(b)	1,028,480	2,781	1,814,619

Printing and mailing costs	192,917	28,640	392,842

Custody, accounting and administrative services	188,744	135,523	266,190

Registration fees	131,247	2,282	148,511

Professional fees	114,729	177,970	114,746

Service Share fees — Service Plan	60,964	—	44,708

Service Share fees — Shareholder Administration Plan	60,964	—	44,708

Shareholder meeting expense	57,048	1,200	79,117

Trustee fees	21,538	18,417	22,735

Organization costs	—	12,000	—

Amortization of offering costs	—	63,114	—

Other	54,388	26,914	72,817

Total expenses	13,844,877	524,710	21,596,938

Less — expense reductions	(1,534,800)	(463,497)	(511,106)

Net expenses	12,310,077	61,213	21,085,832

NET INVESTMENT LOSS	(5,206,960)	(38,007)	(10,626,178)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	255,050,008	681,031	333,727,471

Foreign currency transactions	(33)	—	—

Net change in unrealized gain (loss) on:

Investments	47,781,792	3,296,117	235,696,580

Net realized and unrealized gain	302,831,767	3,977,148	569,424,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$297,624,807	$3,939,141	$558,797,873

(a)	For the period October 31, 2019 (commencement of operations) through August 31, 2020.
(b)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Growth Opportunities	$780,305	$326,432	$215,067	$524,906	$54,988	$168,531	$9,754	$124,093	$54,684	$72,344	$19,180
Small Cap Growth	183	545	222	122	91	2,182	—	75	13	75	223
Small/Mid Cap Growth	684,418	1,514,238	66,738	460,444	254,842	319,969	7,154	668,767	17,936	22,476	63,031

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2020

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,925, $27,346 and $–, respectively)	$1,325,076	$3,869,380	$181,722

Dividends — affiliated issuers	8,138	76,605	1,738

Securities lending income — unaffiliated issuer	3,923	5,818	29

Total investment income	1,337,137	3,951,803	183,489

Expenses:

Management fees	1,122,165	5,144,878	60,006

Professional fees	114,857	114,848	113,890

Distribution and Service fees(a)	112,797	1,081,704	27,653

Registration fees	104,564	109,380	92,662

Transfer Agency fees(a)	101,654	706,642	12,321

Printing and mailing costs	53,624	150,757	33,578

Custody, accounting and administrative services	28,126	92,616	16,523

Trustee fees	20,018	20,627	19,792

Shareholder meeting expense	10,335	32,734	3,866

Service Share fees — Service Plan	1,258	78,490	—

Service Share fees — Shareholder Administration Plan	1,258	78,490	—

Other	34,370	26,275	12,512

Total expenses	1,705,026	7,637,441	392,803

Less — expense reductions	(350,540)	(848,391)	(281,890)

Net expenses	1,354,486	6,789,050	110,913

NET INVESTMENT INCOME (LOSS)	(17,349)	(2,837,247)	72,576

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	24,739,132	64,543,294	1,207,438

Net change in unrealized gain (loss) on:

Investments	34,445,849	186,929,345	419,704

Net realized and unrealized gain	59,184,981	251,472,639	1,627,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,167,632	$248,635,392	$1,699,718

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Strategic Growth	$73,308	$38,633	$856	$49,289	$6,498	$20,455	$201	$3,658	$105	$290	$21,158
Technology Opportunities	830,497	251,207	—	558,043	42,224	38,762	12,559	44,532	132	—	10,390
U.S. Equity ESG	11,016	16,536	101	7,406	2,779	343	—	690	614	34	455

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund		Concentrated Growth Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income (loss)	$2,641,405	$3,625,348	$(131,790)	$224,806

Net realized gain	35,198,989	30,818,678	13,618,666	9,576,769

Net change in unrealized gain (loss)	143,218,010	(11,480,667)	42,115,306	(6,498,998)

Net increase in net assets resulting from operations	181,058,404	22,963,359	55,602,182	3,302,577

Distributions to shareholders:

From distributable earnings:

Class A Shares	(29,383,082)	(220,760,042)	(570,407)	(710,810)

Class C Shares	(1,094,018)	(8,782,823)	(82,505)	(148,426)

Institutional Shares	(2,359,339)	(18,835,285)	(939,102)	(1,532,532)

Service Shares	(70,266)	(533,521)	—	—

Investor Shares	(310,127)	(2,665,392)	(11,029)	(44,432)

Class R6 Shares	(78,605)	(16,308)	(40,913)	(11,481)

Class R Shares	(366,639)	(2,616,026)	(3,148)	(3,862)

Class P Shares	(3,401,935)	(26,269,986)	(10,103,292)	(14,440,076)

Total distributions to shareholders	(37,064,011)	(280,479,383)	(11,750,396)	(16,891,619)

From share transactions:

Proceeds from sales of shares	32,027,024	85,928,898	6,673,794	5,983,510

Reinvestment of distributions	35,117,504	266,002,222	11,629,845	16,689,324

Cost of shares redeemed	(126,823,345)	(215,035,892)	(25,388,297)	(26,762,615)

Net increase (decrease) in net assets resulting from share transactions	(59,678,817)	136,895,228	(7,084,658)	(4,089,781)

TOTAL INCREASE (DECREASE)	84,315,576	(120,620,796)	36,767,128	(17,678,823)

Net assets:

Beginning of year	892,157,372	1,012,778,168	149,050,764	166,729,587

End of year	$976,472,948	$892,157,372	$185,817,892	$149,050,764

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Flexible Cap Fund		Growth Opportunities Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income (loss)	$158,714	$176,344	$(5,206,960)	$(4,816,143)

Net realized gain	1,298,428	957,027	255,049,975	345,093,064

Net change in unrealized gain (loss)	2,881,593	(762,685)	47,781,792	(289,910,670)

Net increase in net assets resulting from operations	4,338,735	370,686	297,624,807	50,366,251

Distributions to shareholders:

From distributable earnings:

Class A Shares	(329,577)	(420,196)	(84,857,623)	(97,130,292)

Class C Shares	(83,942)	(104,102)	(17,520,548)	(19,969,153)

Institutional Shares	(35,557)	(114,070)	(101,191,952)	(187,967,343)

Service Shares	—	—	(7,618,287)	(8,365,708)

Investor Shares	(4,078)	(5,174)	(18,957,577)	(17,580,366)

Class R6 Shares	(12,478)	(1,067)	(39,106,235)	(51,920,508)

Class R Shares	(2,314)	(3,964)	(12,585,464)	(13,633,189)

Class P Shares	(648,520)	(930,190)	(13,993,377)	(17,766,747)

Total distributions to shareholders	(1,116,466)	(1,578,763)	(295,831,063)	(414,333,306)

From share transactions:

Proceeds from sales of shares	2,838,561	1,466,388	246,951,218	329,505,308

Reinvestment of distributions	1,116,467	1,575,048	272,525,182	380,325,508

Cost of shares redeemed	(2,328,449)	(4,328,331)	(526,294,400)	(1,268,052,897)

Net increase (decrease) in net assets resulting from share transactions	1,626,579	(1,286,895)	(6,818,000)	(558,222,081)

TOTAL INCREASE (DECREASE)	4,848,848	(2,494,972)	(5,024,256)	(922,189,136)

Net assets:

Beginning of year	18,680,009	21,174,981	1,264,155,245	2,186,344,381

End of year	$23,528,857	$18,680,009	$1,259,130,989	$1,264,155,245

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund	Small/Mid Cap Growth Fund
	For the period October 31, 2019* to August 31, 2020	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment loss	$(38,007)	$(10,626,178)	$(8,926,397)

Net realized gain	681,031	333,727,471	302,273,390

Net change in unrealized gain (loss)	3,296,117	235,696,580	(261,008,285)

Net increase in net assets resulting from operations	3,939,141	558,797,873	32,338,708

Distributions to shareholders:

From distributable earnings:

Class A Shares	(82)	(39,805,523)	(49,982,088)

Class C Shares	(18)	(27,720,082)	(37,660,467)

Institutional Shares	(8,547)	(106,605,505)	(146,388,336)

Service Shares	—	(2,626,257)	(2,862,516)

Investor Shares	(104)	(52,201,231)	(73,001,992)

Class R6 Shares	(117)	(7,519,351)	(6,417,937)

Class R Shares	(61)	(2,127,370)	(3,278,948)

Class P Shares	(117)	(24,025,405)	(34,099,828)

Total distributions to shareholders	(9,046)	(262,630,724)	(353,692,112)

From share transactions:

Proceeds from sales of shares	10,431,165	584,729,950	429,635,141

Reinvestment of distributions	9,047	237,385,247	317,808,677

Cost of shares redeemed	(563,328)	(834,560,777)	(928,309,800)

Net increase (decrease) in net assets resulting from share transactions	9,876,884	(12,445,580)	(180,865,982)

TOTAL INCREASE (DECREASE)	13,806,979	283,721,569	(502,219,386)

Net assets:

Beginning of period	—	2,001,462,061	2,503,681,447

End of period	$13,806,979	$2,285,183,630	$2,001,462,061

*	Commencement of operations.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		Technology Opportunities Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income (loss)	$(17,349)	$387,676	$(2,837,247)	$(2,390,378)

Net realized gain	24,739,132	24,277,367	64,543,294	64,120,066

Net change in unrealized gain (loss)	34,445,849	(26,085,430)	186,929,345	(46,141,622)

Net increase (decrease) in net assets resulting from operations	59,167,632	(1,420,387)	248,635,392	15,588,066

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,611,552)	(9,959,880)	(46,818,272)	(59,848,450)

Class C Shares	(998,734)	(2,011,947)	(4,769,848)	(6,783,789)

Institutional Shares	(7,359,404)	(19,817,247)	(10,990,995)	(12,889,684)

Service Shares	(100,316)	(180,451)	(4,475,409)	(6,202,770)

Investor Shares	(235,813)	(1,098,042)	(2,550,857)	(3,690,377)

Class R6 Shares	(54,771)	(4,416)	(32,559)	(2,018)

Class R Shares	(41,983)	(97,377)	—	—

Class P Shares	(10,817,531)	(27,631,178)	(3,525,530)	(4,533,680)

Total distributions to shareholders	(24,220,104)	(60,800,538)	(73,163,470)	(93,950,768)

From share transactions:

Proceeds from sales of shares	27,015,766	29,238,433	203,785,120	100,347,012

Reinvestment of distributions	23,784,787	59,192,504	68,777,718	87,902,456

Cost of shares redeemed	(62,657,586)	(87,998,353)	(155,360,052)	(169,331,009)

Net increase (decrease) in net assets resulting from share transactions	(11,857,033)	432,584	117,202,786	18,918,459

TOTAL INCREASE (DECREASE)	23,090,495	(61,788,341)	292,674,708	(59,444,243)

Net assets:

Beginning of year	160,970,904	222,759,245	478,166,305	537,610,548

End of year	$184,061,399	$160,970,904	$770,841,013	$478,166,305

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Equity ESG Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$72,576	$109,973

Net realized gain	1,207,438	295,213

Net change in unrealized gain	419,704	494,609

Net increase in net assets resulting from operations	1,699,718	899,795

Distributions to shareholders:

From distributable earnings:

Class A Shares	(177,225)	(213,475)

Class C Shares	(59,804)	(26,622)

Institutional Shares	(39,352)	(279,538)

Investor Shares	(11,386)	(20,921)

Class R6 Shares	(123,480)	(903)

Class R Shares	(824)	(1,678)

Class P Shares	(100,044)	(174,322)

Total distributions to shareholders	(512,115)	(717,459)

From share transactions:

Proceeds from sales of shares	2,753,884	8,917,461

Reinvestment of distributions	486,610	669,296

Cost of shares redeemed	(6,067,463)	(7,131,548)

Net increase (decrease) in net assets resulting from share transactions	(2,826,969)	2,455,209

TOTAL INCREASE (DECREASE)	(1,639,366)	2,637,545

Net assets:

Beginning of period	12,602,922	9,965,377

End of period	$10,963,556	$12,602,922

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$22.93	$32.46	$28.92	$24.15	$24.80

Net investment income(a)	0.05	0.08	0.02	0.04	0.03

Net realized and unrealized gain (loss)	4.93	(0.28)	6.01	5.07	1.37

Total from investment operations	4.98	(0.20)	6.03	5.11	1.40

Distributions to shareholders from net investment income	(0.08)	— (b)	(0.02)	(0.01)	—

Distributions to shareholders from net realized gains	(0.89)	(9.33)	(2.47)	(0.33)	(2.05)

Total distributions	(0.97)	(9.33)	(2.49)	(0.34)	(2.05)

Net asset value, end of year	$26.94	$22.93	$32.46	$28.92	$24.15

Total Return(c)	22.26%	3.72%	22.01%	21.47%	5.79%

Net assets, end of year (in 000’s)	$776,919	$708,827	$745,362	$671,371	$630,091

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.15%

Ratio of total expenses to average net assets	1.22%	1.22%	1.31%	1.51%	1.51%

Ratio of net investment income to average net assets	0.23%	0.36%	0.06%	0.14%	0.11%

Portfolio turnover rate(d)	47%	55%	93%	48%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.05	$24.01	$22.13	$18.68	$19.77

Net investment loss(a)	(0.06)	(0.07)	(0.16)	(0.12)	(0.12)

Net realized and unrealized gain (loss)	2.95	(0.56)	4.51	3.90	1.08

Total from investment operations	2.89	(0.63)	4.35	3.78	0.96

Distributions to shareholders from net realized gains	(0.89)	(9.33)	(2.47)	(0.33)	(2.05)

Net asset value, end of year	$16.05	$14.05	$24.01	$22.13	$18.68

Total Return(b)	21.37%	3.01%	21.11%	20.59%	4.98%

Net assets, end of year (in 000’s)	$16,596	$18,674	$65,983	$62,701	$68,960

Ratio of net expenses to average net assets	1.89%	1.89%	1.89%	1.90%	1.90%

Ratio of total expenses to average net assets	1.97%	1.97%	2.06%	2.26%	2.26%

Ratio of net investment (loss) to average net assets	(0.45)%	(0.41)%	(0.70)%	(0.61)%	(0.64)%

Portfolio turnover rate(c)	47%	55%	93%	48%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$26.39	$35.76	$31.60	$26.35	$26.82

Net investment income(a)	0.16	0.20	0.13	0.15	0.13

Net realized and unrealized gain (loss)	5.70	(0.17)	6.62	5.54	1.49

Total from investment operations	5.86	0.03	6.75	5.69	1.62

Distributions to shareholders from net investment income	(0.17)	(0.07)	(0.12)	(0.11)	(0.04)

Distributions to shareholders from net realized gains	(0.89)	(9.33)	(2.47)	(0.33)	(2.05)

Total distributions	(1.06)	(9.40)	(2.59)	(0.44)	(2.09)

Net asset value, end of year	$31.19	$26.39	$35.76	$31.60	$26.35

Total Return(b)	22.71%	4.14%	22.50%	21.96%	6.19%

Net assets, end of year (in 000’s)	$64,708	$60,169	$77,293	$165,948	$141,442

Ratio of net expenses to average net assets	0.76%	0.75%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	0.84%	0.83%	0.93%	1.11%	1.11%

Ratio of net investment income to average net assets	0.58%	0.74%	0.40%	0.54%	0.50%

Portfolio turnover rate(c)	47%	55%	93%	48%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.73	$31.33	$28.00	$23.40	$24.12

Net investment income (loss)(a)	0.03	0.06	(0.01)	—	— (b)

Net realized and unrealized gain (loss)	4.66	(0.33)	5.81	4.93	1.33

Total from investment operations	4.69	(0.27)	5.80	4.93	1.33

Distributions to shareholders from net investment income	(0.07)	—	—	—	—

Distributions to shareholders from net realized gains	(0.89)	(9.33)	(2.47)	(0.33)	(2.05)

Total distributions	(0.96)	(9.33)	(2.47)	(0.33)	(2.05)

Net asset value, end of year	$25.46	$21.73	$31.33	$28.00	$23.40

Total Return(c)	22.12%	3.57%	21.91%	21.36%	5.66%

Net assets, end of year (in 000’s)	$1,814	$1,546	$1,802	$1,437	$1,561

Ratio of net expenses to average net assets	1.26%	1.25%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.34%	1.33%	1.41%	1.61%	1.61%

Ratio of net investment income (loss) to average net assets	0.13%	0.25%	(0.04)%	0.02%	0.01%

Portfolio turnover rate(d)	47%	55%	93%	48%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$23.43	$32.94	$29.31	$24.48	$25.07

Net investment income(a)	0.11	0.15	0.09	0.11	0.08

Net realized and unrealized gain (loss)	5.05	(0.28)	6.11	5.13	1.40

Total from investment operations	5.16	(0.13)	6.20	5.24	1.48

Distributions to shareholders from net investment income	(0.14)	(0.05)	(0.10)	(0.08)	(0.02)

Distributions to shareholders from net realized gains	(0.89)	(9.33)	(2.47)	(0.33)	(2.05)

Total distributions	(1.03)	(9.38)	(2.57)	(0.41)	(2.07)

Net asset value, end of year	$27.56	$23.43	$32.94	$29.31	$24.48

Total Return(b)	22.56%	3.96%	22.35%	21.77%	6.05%

Net assets, end of year (in 000’s)	$8,703	$6,649	$9,259	$8,496	$4,297

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.90%	0.90%

Ratio of total expenses to average net assets	0.96%	0.97%	1.06%	1.26%	1.26%

Ratio of net investment income to average net assets	0.46%	0.60%	0.31%	0.43%	0.35%

Portfolio turnover rate(c)	47%	55%	93%	48%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$26.35	$35.75	$31.60	$26.34	$26.82

Net investment income(a)	0.16	0.19	0.20	0.16	0.13

Net realized and unrealized gain (loss)	5.69	(0.17)	6.55	5.55	1.49

Total from investment operations	5.85	0.02	6.75	5.71	1.62

Distributions to shareholders from net investment income	(0.17)	(0.09)	(0.13)	(0.12)	(0.05)

Distributions to shareholders from net realized gains	(0.89)	(9.33)	(2.47)	(0.33)	(2.05)

Total distributions	(1.06)	(9.42)	(2.60)	(0.45)	(2.10)

Net asset value, end of year	$31.14	$26.35	$35.75	$31.60	$26.34

Total Return(b)	22.71%	4.12%	22.53%	21.99%	6.19%

Net assets, end of year (in 000’s)	$2,454	$2,313	$60	$16	$10

Ratio of net expenses to average net assets	0.75%	0.74%	0.74%	0.75%	0.74%

Ratio of total expenses to average net assets	0.83%	0.83%	0.90%	1.10%	1.09%

Ratio of net investment income to average net assets	0.59%	0.75%	0.60%	0.56%	0.52%

Portfolio turnover rate(c)	47%	55%	93%	48%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Capital Growth Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$21.63	$31.26	$28.01	$23.44	$24.19

Net investment income (loss)(a)	— (b)	0.02	(0.06)	(0.03)	(0.03)

Net realized and unrealized gain (loss)	4.62	(0.32)	5.81	4.93	1.33

Total from investment operations	4.62	(0.30)	5.75	4.90	1.30

Distributions to shareholders from net investment income	(0.04)	—	(0.03)	—	—

Distributions to shareholders from net realized gains	(0.89)	(9.33)	(2.47)	(0.33)	(2.05)

Total distributions	(0.93)	(9.33)	(2.50)	(0.33)	(2.05)

Net asset value, end of year	$25.32	$21.63	$31.26	$28.01	$23.44

Total Return(c)	21.90%	3.47%	21.73%	21.19%	5.51%

Net assets, end of year (in 000’s)	$10,097	$8,559	$8,887	$8,093	$3,450

Ratio of net expenses to average net assets	1.39%	1.39%	1.39%	1.40%	1.40%

Ratio of total expenses to average net assets	1.47%	1.47%	1.56%	1.77%	1.76%

Ratio of net investment income (loss) to average net assets	0.01%	0.11%	(0.20)%	(0.10)%	(0.15)%

Portfolio turnover rate(d)	47%	55%	93%	48%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Capital Growth Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$26.34	$35.74	$33.39

Net investment income(b)	0.16	0.20	0.09

Net realized and unrealized gain (loss)	5.69	(0.18)	2.26

Total from investment operations	5.85	0.02	2.35

Distributions to shareholders from net investment income	(0.17)	(0.09)	—

Distributions to shareholders from net realized gains	(0.89)	(9.33)	—

Total distributions	(1.06)	(9.42)	—

Net asset value, end of period	$31.13	$26.34	$35.74

Total Return(c)	22.73%	4.13%	7.04%

Net assets, end of period (in 000’s)	$95,182	$85,422	$104,131

Ratio of net expenses to average net assets	0.75%	0.74%	0.74	%(d)

Ratio of total expenses to average net assets	0.83%	0.82%	0.85	%(d)

Ratio of net investment income to average net assets	0.59%	0.75%	0.72	%(d)

Portfolio turnover rate(e)	47%	55%	93%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$17.55	$19.33	$17.62	$15.06		$16.06

Net investment income (loss)(a)	(0.08)	(0.03)	(0.01)	0.02		—	(b)

Net realized and unrealized gain	6.92	0.35	3.82	2.64		0.81

Total from investment operations	6.84	0.32	3.81	2.66		0.81

Distributions to shareholders from net investment income	—	—	— (c)	(0.03)		—

Distributions to shareholders from net realized gains	(1.48)	(2.10)	(2.10)	(0.07)		(1.81)

Total distributions	(1.48)	(2.10)	(2.10)	(0.10)		(1.81)

Net asset value, end of year	$22.91	$17.55	$19.33	$17.62		$15.06

Total Return(d)	41.52%	3.58%	23.68%	17.75%		5.10%

Net assets, end of year (in 000’s)	$9,302	$6,735	$5,633	$5,462		$6,573

Ratio of net expenses to average net assets	1.16%	1.16%	1.17%	1.20%		1.22%

Ratio of total expenses to average net assets	1.37%	1.45%	1.51%	1.65%		1.63%

Ratio of net investment income (loss) to average net assets	(0.44)%	(0.18)%	(0.05)%	0.11%		0.03	%(b)

Portfolio turnover rate(e)	36%	40%	44%	54	%(f)	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$13.87	$15.88	$14.93	$12.84		$14.05

Net investment loss(a)	(0.17)	(0.13)	(0.12)	(0.08)		(0.09	)(b)

Net realized and unrealized gain	5.34	0.22	3.17	2.24		0.69

Total from investment operations	5.17	0.09	3.05	2.16		0.60

Distributions to shareholders from net realized gains	(1.48)	(2.10)	(2.10)	(0.07)		(1.81)

Net asset value, end of year	$17.56	$13.87	$15.88	$14.93		$12.84

Total Return(c)	40.47%	2.81%	22.74%	16.88%		4.27%

Net assets, end of year (in 000’s)	$1,162	$823	$2,137	$2,210		$2,192

Ratio of net expenses to average net assets	1.91%	1.91%	1.92%	1.95%		1.98%

Ratio of total expenses to average net assets	2.10%	2.21%	2.26%	2.40%		2.38%

Ratio of net investment loss to average net assets	(1.23)%	(0.98)%	(0.80)%	(0.61)%		(0.71	)%(b)

Portfolio turnover rate(d)	36%	40%	44%	54	%(e)	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$18.93	$20.61	$18.65	$15.94		$16.88

Net investment income (loss)(a)	(0.01)	0.03	0.06	0.09		0.07	(b)

Net realized and unrealized gain	7.50	0.41	4.07	2.78		0.84

Total from investment operations	7.49	0.44	4.13	2.87		0.91

Distributions to shareholders from net investment income	(0.02)	(0.02)	(0.07)	(0.09)		(0.04)

Distributions to shareholders from net realized gains	(1.48)	(2.10)	(2.10)	(0.07)		(1.81)

Total distributions	(1.50)	(2.12)	(2.17)	(0.16)		(1.85)

Net asset value, end of year	$24.92	$18.93	$20.61	$18.65		$15.94

Total Return(c)	41.98%	3.98%	24.13%	18.22%		5.47%

Net assets, end of year (in 000’s)	$13,744	$12,497	$15,286	$142,623		$134,818

Ratio of net expenses to average net assets	0.81%	0.80%	0.81%	0.82%		0.82%

Ratio of total expenses to average net assets	1.01%	1.07%	1.20%	1.26%		1.23%

Ratio of net investment income (loss) to average net assets	(0.07)%	0.17%	0.31%	0.51%		0.43	%(b)

Portfolio turnover rate(d)	36%	40%	44%	54	%(e)	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$17.90	$19.66	$17.88	$15.28		$16.26

Net investment income (loss)(a)	(0.03)	0.01	0.03	0.07		0.04	(b)

Net realized and unrealized gain	7.07	0.36	3.88	2.67		0.81

Total from investment operations	7.04	0.37	3.91	2.74		0.85

Distributions to shareholders from net investment income	— (c)	(0.03)	(0.03)	(0.07)		(0.02)

Distributions to shareholders from net realized gains	(1.48)	(2.10)	(2.10)	(0.07)		(1.81)

Total distributions	(1.48)	(2.13)	(2.13)	(0.14)		(1.83)

Net asset value, end of year	$23.46	$17.90	$19.66	$17.88		$15.28

Total Return(d)	41.87%	3.83%	23.94%	18.14%		5.31%

Net assets, end of year (in 000’s)	$189	$133	$463	$780		$452

Ratio of net expenses to average net assets	0.91%	0.91%	0.92%	0.95%		0.97%

Ratio of total expenses to average net assets	1.11%	1.22%	1.26%	1.41%		1.38%

Ratio of net investment income (loss) to average net assets	(0.18)%	0.03%	0.17%	0.45%		0.27	%(b)

Portfolio turnover rate(e)	36%	40%	44%	54	%(f)	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$18.88	$20.60	$18.65	$15.95		$16.88

Net investment income (loss)(a)	(0.01)	0.04	0.06	0.13		0.07	(b)

Net realized and unrealized gain	7.49	0.39	4.06	2.74		0.85

Total from investment operations	7.48	0.43	4.12	2.87		0.92

Distributions to shareholders from net investment income	(0.02)	(0.05)	(0.07)	(0.10)		(0.04)

Distributions to shareholders from net realized gains	(1.48)	(2.10)	(2.10)	(0.07)		(1.81)

Total distributions	(1.50)	(2.15)	(2.17)	(0.17)		(1.85)

Net asset value, end of year	$24.86	$18.88	$20.60	$18.65		$15.95

Total Return(c)	42.05%	4.00%	24.09%	18.17%		5.56%

Net assets, end of year (in 000’s)	$806	$538	$99	$68		$10

Ratio of net expenses to average net assets	0.80%	0.79%	0.80%	0.82%		0.81%

Ratio of total expenses to average net assets	0.98%	1.04%	1.09%	1.32%		1.21%

Ratio of net investment income (loss) to average net assets	(0.07)%	0.22%	0.34%	0.74%		0.44	%(b)

Portfolio turnover rate(d)	36%	40%	44%	54	%(e)	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017		2016
Per Share Data

Net asset value, beginning of year	$16.84	$18.68	$17.13	$14.65		$15.71

Net investment loss(a)	(0.12)	(0.07)	(0.05)	(0.02)		(0.04	)(b)

Net realized and unrealized gain	6.60	0.33	3.70	2.57		0.79

Total from investment operations	6.48	0.26	3.65	2.55		0.75

Distributions to shareholders from net realized gains	(1.48)	(2.10)	(2.10)	(0.07)		(1.81)

Net asset value, end of year	$21.84	$16.84	$18.68	$17.13		$14.65

Total Return(c)	41.12%	3.36%	23.37%	17.46%		4.81%

Net assets, end of year (in 000’s)	$33	$36	$34	$25		$22

Ratio of net expenses to average net assets	1.41%	1.41%	1.42%	1.45%		1.48%

Ratio of total expenses to average net assets	1.66%	1.70%	1.75%	1.91%		1.89%

Ratio of net investment loss to average net assets	(0.69)%	(0.43)%	(0.29)%	(0.14)%		(0.25	)%(b)

Portfolio turnover rate(d)	36%	40%	44%	54	%(e)	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	On July 28, 2017, Goldman Sachs Concentrated Growth Fund acquired all of the net assets of Goldman Sachs Focused Growth Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs Focused Growth Fund (acquired fund) prior to the merger date.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Concentrated Growth Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$18.88	$20.60	$18.54

Net investment income (loss)(b)	(0.01)	0.03	0.02

Net realized and unrealized gain	7.48	0.40	2.04

Total from investment operations	7.47	0.43	2.06

Distributions to shareholders from net investment income	(0.02)	(0.05)	—

Distributions to shareholders from net realized gains	(1.48)	(2.10)	—

Total distributions	(1.50)	(2.15)	—

Net asset value, end of period	$24.85	$18.88	$20.60

Total Return(c)	42.00%	4.01%	11.11%

Net assets, end of period (in 000’s)	$160,582	$128,289	$143,078

Ratio of net expenses to average net assets	0.80%	0.79%	0.79	%(d)

Ratio of total expenses to average net assets	0.99%	1.06%	0.72	%(d)

Ratio of net investment income (loss) to average net assets	(0.06)%	0.18%	0.32	%(d)

Portfolio turnover rate(e)	36%	40%	44%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.93	$12.66	$14.09	$11.74	$11.90

Net investment income (loss)(a)	0.07	0.09	0.09	— (b)	(0.02)

Net realized and unrealized gain	2.48	0.15	2.17	2.36	0.59

Total from investment operations	2.55	0.24	2.26	2.36	0.57

Distributions to shareholders from net investment income	(0.08)	(0.10)	(0.01)	—	—

Distributions to shareholders from net realized gains	(0.62)	(0.87)	(3.68)	(0.01)	(0.73)

Total distributions	(0.70)	(0.97)	(3.69)	(0.01)	(0.73)

Net asset value, end of year	$13.78	$11.93	$12.66	$14.09	$11.74

Total Return(c)	22.18%	3.07%	18.82%	20.14%	4.93%

Net assets, end of year (in 000’s)	$5,843	$5,383	$5,490	$5,627	$5,927

Ratio of net expenses to average net assets	1.00%	0.97%	0.95%	1.20%	1.22%

Ratio of total expenses to average net assets	2.47%	2.88%	2.47%	3.01%	3.07%

Ratio of net investment income (loss) to average net assets	0.58%	0.74%	0.73%	(0.01)%	(0.21)%

Portfolio turnover rate(d)	69%	50%	157%	47%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class C Shares
	Year Ended August 31,
	2020	2019		2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.23	$11.00		$12.75	$10.71	$11.00

Net investment loss(a)	(0.02)	—	(b)	— (b)	(0.09)	(0.10)

Net realized and unrealized gain	2.10	0.13		1.93	2.14	0.54

Total from investment operations	2.08	0.13		1.93	2.05	0.44

Distributions to shareholders from net investment income	(0.02)	(0.03)		—	—	—

Distributions to shareholders from net realized gains	(0.62)	(0.87)		(3.68)	(0.01)	(0.73)

Total distributions	(0.64)	(0.90)		(3.68)	(0.01)	(0.73)

Net asset value, end of year	$11.67	$10.23		$11.00	$12.75	$10.71

Total Return(c)	21.16%	2.30%		18.00%	19.18%	4.12%

Net assets, end of year (in 000’s)	$1,516	$1,288		$1,304	$1,512	$1,474

Ratio of net expenses to average net assets	1.75%	1.72%		1.70%	1.95%	1.97%

Ratio of total expenses to average net assets	3.19%	3.63%		3.20%	3.76%	3.82%

Ratio of net investment loss to average net assets	(0.16)%	—	%(d)	(0.02)%	(0.75)%	(0.96)%

Portfolio turnover rate(e)	69%	50%		157%	47%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005% per share.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.94	$13.61	$14.88	$12.35	$12.44

Net investment income(a)	0.12	0.13	0.14	0.05	0.02

Net realized and unrealized gain	2.70	0.19	2.33	2.49	0.62

Total from investment operations	2.82	0.32	2.47	2.54	0.64

Distributions to shareholders from net investment income	(0.13)	(0.12)	(0.06)	—	—

Distributions to shareholders from net realized gains	(0.62)	(0.87)	(3.68)	(0.01)	(0.73)

Total distributions	(0.75)	(0.99)	(3.74)	(0.01)	(0.73)

Net asset value, end of year	$15.01	$12.94	$13.61	$14.88	$12.35

Total Return(b)	22.53%	3.47%	19.29%	20.61%	5.29%

Net assets, end of year (in 000’s)	$594	$587	$1,633	$11,111	$9,330

Ratio of net expenses to average net assets	0.62%	0.59%	0.59%	0.82%	0.82%

Ratio of total expenses to average net assets	2.11%	2.41%	2.01%	2.62%	2.68%

Ratio of net investment income to average net assets	0.95%	1.08%	1.04%	0.38%	0.20%

Portfolio turnover rate(c)	69%	50%	157%	47%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.65	$13.35	$14.63	$12.16	$12.27

Net investment income(a)	0.10	0.12	0.12	0.05	— (b)

Net realized and unrealized gain	2.64	0.18	2.28	2.43	0.62

Total from investment operations	2.74	0.30	2.40	2.48	0.62

Distributions to shareholders from net investment income	(0.11)	(0.13)	—	—	—

Distributions to shareholders from net realized gains	(0.62)	(0.87)	(3.68)	(0.01)	(0.73)

Total distributions	(0.73)	(1.00)	(3.68)	(0.01)	(0.73)

Net asset value, end of year	$14.66	$12.65	$13.35	$14.63	$12.16

Total Return(c)	22.43%	3.40%	19.08%	20.43%	5.20%

Net assets, end of year (in 000’s)	$38	$70	$68	$379	$197

Ratio of net expenses to average net assets	0.76%	0.72%	0.70%	0.95%	0.97%

Ratio of total expenses to average net assets	2.66%	2.63%	2.08%	2.83%	2.76%

Ratio of net investment income to average net assets	0.78%	0.99%	0.88%	0.35%	0.03%

Portfolio turnover rate(d)	69%	50%	157%	47%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.91	$13.61	$14.88	$12.35	$12.44

Net investment income(a)	0.13	0.14	0.15	0.05	0.03

Net realized and unrealized gain	2.69	0.18	2.32	2.49	0.61

Total from investment operations	2.82	0.32	2.47	2.54	0.64

Distributions to shareholders from net investment income	(0.13)	(0.15)	(0.06)	—	—

Distributions to shareholders from net realized gains	(0.62)	(0.87)	(3.68)	(0.01)	(0.73)

Total distributions	(0.75)	(1.02)	(3.74)	(0.01)	(0.73)

Net asset value, end of year	$14.98	$12.91	$13.61	$14.88	$12.35

Total Return(b)	22.60%	3.47%	19.27%	20.61%	5.29%

Net assets, end of year (in 000’s)	$226	$202	$14	$12	$10

Ratio of net expenses to average net assets	0.61%	0.59%	0.58%	0.82%	0.81%

Ratio of total expenses to average net assets	2.10%	2.59%	2.09%	2.61%	2.66%

Ratio of net investment income to average net assets	0.96%	1.17%	1.11%	0.39%	0.22%

Portfolio turnover rate(c)	69%	50%	157%	47%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$11.40	$12.14	$13.67	$11.42	$11.63

Net investment income (loss)(a)	0.04	0.05	0.06	(0.03)	(0.05)

Net realized and unrealized gain	2.36	0.16	2.09	2.29	0.57

Total from investment operations	2.40	0.21	2.15	2.26	0.52

Distributions to shareholders from net investment income	(0.05)	(0.08)	—	—	—

Distributions to shareholders from net realized gains	(0.62)	(0.87)	(3.68)	(0.01)	(0.73)

Total distributions	(0.67)	(0.95)	(3.68)	(0.01)	(0.73)

Net asset value, end of year	$13.13	$11.40	$12.14	$13.67	$11.42

Total Return(b)	21.78%	2.89%	18.50%	19.83%	4.61%

Net assets, end of year (in 000’s)	$49	$39	$49	$39	$37

Ratio of net expenses to average net assets	1.25%	1.22%	1.20%	1.45%	1.47%

Ratio of total expenses to average net assets	2.63%	3.13%	2.74%	3.28%	3.33%

Ratio of net investment income (loss) to average net assets	0.33%	0.49%	0.48%	(0.23)%	(0.45)%

Portfolio turnover rate(c)	69%	50%	157%	47%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Flexible Cap Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$12.92	$13.61	$12.75

Net investment income(b)	0.13	0.14	0.09

Net realized and unrealized gain	2.69	0.19	0.77

Total from investment operations	2.82	0.33	0.86

Distributions to shareholders from net investment income	(0.13)	(0.15)	—

Distributions to shareholders from net realized gains	(0.62)	(0.87)	—

Total distributions	(0.75)	(1.02)	—

Net asset value, end of period	$14.99	$12.92	$13.61

Total Return(c)	22.58%	3.56%	6.75%

Net assets, end of period (in 000’s)	$15,263	$11,110	$12,616

Ratio of net expenses to average net assets	0.61%	0.58%	0.58	%(d)

Ratio of total expenses to average net assets	1.94%	2.47%	3.14	%(d)

Ratio of net investment income to average net assets	0.96%	1.13%	1.79	%(d)

Portfolio turnover rate(e)	69%	50%	157%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$18.14	$23.42	$23.97	$21.70	$23.84

Net investment loss(a)	(0.10)	(0.09)	(0.14)	(0.12)	(0.10	)(b)

Net realized and unrealized gain	4.13	0.69	4.20	2.94	0.77

Total from investment operations	4.03	0.60	4.06	2.82	0.67

Distributions to shareholders from net realized gains	(5.03)	(5.88)	(4.61)	(0.55)	(2.81)

Net asset value, end of year	$17.14	$18.14	$23.42	$23.97	$21.70

Total Return(c)	28.84%	8.00%	19.37%	13.40%	3.39%

Net assets, end of year (in 000’s)	$347,644	$331,433	$421,605	$486,115	$631,053

Ratio of net expenses to average net assets	1.25%	1.27%	1.30%	1.30%	1.32%

Ratio of total expenses to average net assets	1.41%	1.39%	1.40%	1.43%	1.42%

Ratio of net investment loss to average net assets	(0.64)%	(0.51)%	(0.60)%	(0.56)%	(0.47	)%(b)

Portfolio turnover rate(d)	65%	69%	60%	61%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.16	$16.11	$17.95	$16.52	$18.95

Net investment loss(a)	(0.09)	(0.13)	(0.22)	(0.22)	(0.20	)(b)

Net realized and unrealized gain	1.74	0.06	2.99	2.20	0.58

Total from investment operations	1.65	(0.07)	2.77	1.98	0.38

Distributions to shareholders from net realized gains	(5.03)	(5.88)	(4.61)	(0.55)	(2.81)

Net asset value, end of year	$6.78	$10.16	$16.11	$17.95	$16.52

Total Return(c)	27.86%	7.24%	18.52%	12.49%	2.66%

Net assets, end of year (in 000’s)	$28,894	$40,072	$77,990	$91,086	$128,788

Ratio of net expenses to average net assets	2.00%	2.02%	2.05%	2.05%	2.07%

Ratio of total expenses to average net assets	2.16%	2.14%	2.15%	2.18%	2.17%

Ratio of net investment loss to average net assets	(1.38)%	(1.25)%	(1.35)%	(1.32)%	(1.23	)%(b)

Portfolio turnover rate(d)	65%	69%	60%	61%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$22.93	$27.78	$27.54	$24.76	$26.71

Net investment loss(a)	(0.06)	(0.04)	(0.07)	(0.05)	(0.03	)(b)

Net realized and unrealized gain	5.57	1.07	4.92	3.38	0.89

Total from investment operations	5.51	1.03	4.85	3.33	0.86

Distributions to shareholders from net realized gains	(5.03)	(5.88)	(4.61)	(0.55)	(2.81)

Net asset value, end of year	$23.41	$22.93	$27.78	$27.54	$24.76

Total Return(c)	29.33%	8.34%	19.78%	13.81%	3.76%

Net assets, end of year (in 000’s)	$442,693	$491,659	$1,178,239	$1,670,808	$2,160,714

Ratio of net expenses to average net assets	0.91%	0.93%	0.96%	0.95%	0.95%

Ratio of total expenses to average net assets	1.03%	1.00%	1.01%	1.03%	1.02%

Ratio of net investment loss to average net assets	(0.29)%	(0.17)%	(0.26)%	(0.21)%	(0.11	)%(b)

Portfolio turnover rate(d)	65%	69%	60%	61%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.89	$22.29	$23.05	$20.92	$23.11

Net investment loss(a)	(0.11)	(0.11)	(0.17)	(0.15)	(0.13	)(b)

Net realized and unrealized gain	3.75	0.59	4.02	2.83	0.75

Total from investment operations	3.64	0.48	3.85	2.68	0.62

Distributions to shareholders from net realized gains	(5.03)	(5.88)	(4.61)	(0.55)	(2.81)

Net asset value, end of year	$15.50	$16.89	$22.29	$23.05	$20.92

Total Return(c)	28.64%	7.82%	19.21%	13.22%	3.27%

Net assets, end of year (in 000’s)	$27,723	$27,094	$34,211	$33,159	$37,432

Ratio of net expenses to average net assets	1.41%	1.43%	1.46%	1.45%	1.45%

Ratio of total expenses to average net assets	1.53%	1.51%	1.51%	1.53%	1.52%

Ratio of net investment loss to average net assets	(0.79)%	(0.67)%	(0.76)%	(0.71)%	(0.61	)%(b)

Portfolio turnover rate(d)	65%	69%	60%	61%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$19.47	$24.59	$24.90	$22.46	$24.52

Net investment loss(a)	(0.07)	(0.05)	(0.08)	(0.07)	(0.05	)(b)

Net realized and unrealized gain	4.53	0.81	4.38	3.06	0.80

Total from investment operations	4.46	0.76	4.30	2.99	0.75

Distributions to shareholders from net realized gains	(5.03)	(5.88)	(4.61)	(0.55)	(2.81)

Net asset value, end of year	$18.90	$19.47	$24.59	$24.90	$22.46

Total Return(c)	29.15%	8.33%	19.64%	13.71%	3.64%

Net assets, end of year (in 000’s)	$81,928	$77,012	$93,889	$132,003	$135,930

Ratio of net expenses to average net assets	1.00%	1.01%	1.05%	1.05%	1.07%

Ratio of total expenses to average net assets	1.16%	1.15%	1.15%	1.18%	1.17%

Ratio of net investment loss to average net assets	(0.39)%	(0.25)%	(0.35)%	(0.31)%	(0.23	)%(b)

Portfolio turnover rate(d)	65%	69%	60%	61%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$22.95	$27.80	$27.55	$24.77	$26.71

Net investment loss(a)	(0.06)	(0.04)	(0.07)	(0.04)	(0.04	)(b)

Net realized and unrealized gain	5.58	1.07	4.93	3.37	0.91

Total from investment operations	5.52	1.03	4.86	3.33	0.87

Distributions to shareholders from net realized gains	(5.03)	(5.88)	(4.61)	(0.55)	(2.81)

Net asset value, end of year	$23.44	$22.95	$27.80	$27.55	$24.77

Total Return(c)	29.35%	8.35%	19.80%	13.80%	3.81%

Net assets, end of year (in 000’s)	$211,480	$181,988	$231,077	$118,634	$44,865

Ratio of net expenses to average net assets	0.90%	0.92%	0.95%	0.93%	0.93%

Ratio of total expenses to average net assets	1.02%	1.00%	0.99%	1.01%	1.01%

Ratio of net investment loss to average net assets	(0.28)%	(0.16)%	(0.25)%	(0.18)%	(0.19	)%(b)

Portfolio turnover rate(d)	65%	69%	60%	61%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$16.92	$22.33	$23.11	$20.99	$23.21

Net investment loss(a)	(0.12)	(0.13)	(0.19)	(0.17)	(0.15	)(b)

Net realized and unrealized gain	3.76	0.60	4.02	2.84	0.74

Total from investment operations	3.64	0.47	3.83	2.67	0.59

Distributions to shareholders from net realized gains	(5.03)	(5.88)	(4.61)	(0.55)	(2.81)

Net asset value, end of year	$15.53	$16.92	$22.33	$23.11	$20.99

Total Return(c)	28.58%	7.75%	19.06%	13.13%	3.12%

Net assets, end of year (in 000’s)	$48,780	$45,005	$54,359	$59,225	$63,105

Ratio of net expenses to average net assets	1.50%	1.51%	1.55%	1.55%	1.57%

Ratio of total expenses to average net assets	1.66%	1.64%	1.65%	1.68%	1.67%

Ratio of net investment loss to average net assets	(0.89)%	(0.76)%	(0.85)%	(0.81)%	(0.73	)%(b)

Portfolio turnover rate(d)	65%	69%	60%	61%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$22.96	$27.80	$26.35

Net investment loss(b)	(0.06)	(0.04)	(0.04)

Net realized and unrealized gain	5.58	1.08	1.49

Total from investment operations	5.52	1.04	1.45

Distributions to shareholders from net realized gains	(5.03)	(5.88)	—

Net asset value, end of period	$23.45	$22.96	$27.80

Total Return(c)	29.34%	8.38%	5.50%

Net assets, end of period (in 000’s)	$69,989	$69,893	$94,794

Ratio of net expenses to average net assets	0.90%	0.92%	0.95	%(d)

Ratio of total expenses to average net assets	1.02%	1.00%	1.00	%(d)

Ratio of net investment loss to average net assets	(0.28)%	(0.16)%	(0.36	)%(d)

Portfolio turnover rate(e)	65%	69%	60%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Small Cap Growth Fund
	Class A Shares
	Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.09)

Net realized and unrealized gain	2.92

Total from investment operations	2.83

Distributions to shareholders from net investment income	(0.02)

Net asset value, end of period	$12.81

Total Return(c)	28.30%

Net assets, end of period (in 000’s)	$175

Ratio of net expenses to average net assets	1.30	%(d)

Ratio of total expenses to average net assets	8.30	%(d)

Ratio of net investment loss to average net assets	(0.94	)%(d)

Portfolio turnover rate(e)	70%

(a)	Commenced operations on October 31, 2019
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Small Cap Growth Fund
	Class C Shares
	Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.15)

Net realized and unrealized gain	2.89

Total from investment operations	2.74

Distributions to shareholders from net investment income	—	(c)

Net asset value, end of period	$12.74

Total Return(d)	27.44%

Net assets, end of period (in 000’s)	$91

Ratio of net expenses to average net assets	2.06	%(e)

Ratio of total expenses to average net assets	9.80	%(e)

Ratio of net investment loss to average net assets	(1.70	)%(e)

Portfolio turnover rate(f)	70%

(a)	Commenced operations on October 31, 2019
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Small Cap Growth Fund
	Institutional Shares
	Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.05)

Net realized and unrealized gain	2.91

Total from investment operations	2.86

Distributions to shareholders from net investment income	(0.02)

Net asset value, end of period	$12.84

Total Return(c)	28.68%

Net assets, end of period (in 000’s)	$10,516

Ratio of net expenses to average net assets	0.93	%(d)

Ratio of total expenses to average net assets	8.24	%(d)

Ratio of net investment loss to average net assets	(0.58	)%(d)

Portfolio turnover rate(e)	70%

(a)	Commenced operations on October 31, 2019
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Small Cap Growth Fund
	Investor Shares
	Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.06)

Net realized and unrealized gain	2.91

Total from investment operations	2.85

Distributions to shareholders from net investment income	(0.02)

Net asset value, end of period	$12.83

Total Return(c)	28.55%

Net assets, end of period (in 000’s)	$64

Ratio of net expenses to average net assets	1.06	%(d)

Ratio of total expenses to average net assets	9.22	%(d)

Ratio of net investment loss to average net assets	(0.69	)%(d)

Portfolio turnover rate(e)	70%

(a)	Commenced operations on October 31, 2019
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Small Cap Growth Fund
	Class R6 Shares
	Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.05)

Net realized and unrealized gain	2.91

Total from investment operations	2.86

Distributions to shareholders from net investment income	(0.02)

Net asset value, end of period	$12.84

Total Return(c)	28.68%

Net assets, end of period (in 000’s)	$64

Ratio of net expenses to average net assets	0.93	%(d)

Ratio of total expenses to average net assets	9.08	%(d)

Ratio of net investment loss to average net assets	(0.55	)%(d)

Portfolio turnover rate(e)	70%

(a)	Commenced operations on October 31, 2019
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Small Cap Growth Fund
	Class R Shares
	Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.11)

Net realized and unrealized gain	2.91

Total from investment operations	2.80

Distributions to shareholders from net investment income	(0.01)

Net asset value, end of period	$12.79

Total Return(c)	28.05%

Net assets, end of period (in 000’s)	$64

Ratio of net expenses to average net assets	1.56	%(d)

Ratio of total expenses to average net assets	9.73	%(d)

Ratio of net investment loss to average net assets	(1.19	)%(d)

Portfolio turnover rate(e)	70%

(a)	Commenced operations on October 31, 2019
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Small Cap Growth Fund
	Class P Shares
	Period Ended August 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)	(0.05)

Net realized and unrealized gain	2.91

Total from investment operations	2.86

Distributions to shareholders from net investment income	(0.02)

Net asset value, end of period	$12.84

Total Return(c)	28.68%

Net assets, end of period (in 000’s)	$2,831

Ratio of net expenses to average net assets	0.90	%(d)

Ratio of total expenses to average net assets	6.73	%(d)

Ratio of net investment loss to average net assets	(0.55	)%(d)

Portfolio turnover rate(e)	70%

(a)	Commenced operations on October 31, 2019
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2020	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of year	$20.53	$23.94		$21.81		$19.85		$20.72

Net investment loss(a)	(0.15)	(0.12	)(b)	(0.14	)(c)	(0.12	)(d)	(0.14	)(e)

Net realized and unrealized gain	6.20	0.36		5.15		2.77		—

Total from investment operations	6.05	0.24		5.01		2.65		(0.14)

Distributions to shareholders from net realized gains	(3.02)	(3.65)		(2.88)		(0.69)		(0.73)

Net asset value, end of year	$23.56	$20.53		$23.94		$21.81		$19.85

Total Return(f)	33.09%	4.33%		25.22%		13.78%		(0.56)%

Net assets, end of year (in 000’s)	$309,715	$295,072		$346,289		$351,253		$736,221

Ratio of net expenses to average net assets	1.27%	1.26%		1.28%		1.29%		1.31%

Ratio of total expenses to average net assets	1.32%	1.32%		1.35%		1.46%		1.45%

Ratio of net investment loss to average net assets	(0.74)%	(0.59	)%(b)	(0.64	)%(c)	(0.62	)%(d)	(0.73	)%(e)

Portfolio turnover rate(g)	76%	76%		59%		60%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2020	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of year	$16.90	$20.60		$19.27		$17.75		$18.74

Net investment loss(a)	(0.25)	(0.22	)(b)	(0.27	)(c)	(0.24	)(d)	(0.25	)(e)

Net realized and unrealized gain (loss)	4.96	0.17		4.48		2.45		(0.01)

Total from investment operations	4.71	(0.05)		4.21		2.21		(0.26)

Distributions to shareholders from net realized gains	(3.02)	(3.65)		(2.88)		(0.69)		(0.73)

Net asset value, end of year	$18.59	$16.90		$20.60		$19.27		$17.75

Total Return(f)	32.18%	3.50%		24.30%		12.98%		(1.34)%

Net assets, end of year (in 000’s)	$153,835	$166,172		$232,881		$217,385		$265,282

Ratio of net expenses to average net assets	2.02%	2.01%		2.03%		2.04%		2.06%

Ratio of total expenses to average net assets	2.08%	2.07%		2.10%		2.21%		2.20%

Ratio of net investment loss to average net assets	(1.55)%	(1.35	)%(b)	(1.38	)%(c)	(1.36	)%(d)	(1.48	)%(e)

Portfolio turnover rate(g)	76%	76%		59%		60%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of year	$22.36	$25.63		$23.08		$20.89		$21.69

Net investment loss(a)	(0.09)	(0.06	)(b)	(0.07	)(c)	(0.05	)(d)	(0.07	)(e)

Net realized and unrealized gain	6.84	0.44		5.50		2.93		—

Total from investment operations	6.75	0.38		5.43		2.88		(0.07)

Distributions to shareholders from net realized gains	(3.02)	(3.65)		(2.88)		(0.69)		(0.73)

Net asset value, end of year	$26.09	$22.36		$25.63		$23.08		$20.89

Total Return(f)	33.55%	4.62%		25.69%		14.21%		(0.21)%

Net assets, end of year (in 000’s)	$921,412	$853,375		$1,067,540		$1,149,459		$1,235,282

Ratio of net expenses to average net assets	0.94%	0.93%		0.92%		0.92%		0.93%

Ratio of total expenses to average net assets	0.95%	0.93%		0.96%		1.06%		1.05%

Ratio of net investment loss to average net assets	(0.39)%	(0.26	)%(b)	(0.27	)%(c)	(0.24	)%(d)	(0.35	)%(e)

Portfolio turnover rate(g)	76%	76%		59%		60%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2020	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of year	$19.84	$23.32		$21.33		$19.46		$20.35

Net investment loss(a)	(0.18)	(0.15	)(b)	(0.17	)(c)	(0.14	)(d)	(0.16	)(e)

Net realized and unrealized gain	5.96	0.32		5.04		2.70		—

Total from investment operations	5.78	0.17		4.87		2.56		(0.16)

Distributions to shareholders from net realized gains	(3.02)	(3.65)		(2.88)		(0.69)		(0.73)

Net asset value, end of year	$22.60	$19.84		$23.32		$21.33		$19.46

Total Return(f)	32.87%	4.13%		25.12%		13.59%		(0.67)%

Net assets, end of year (in 000’s)	$32,215	$18,395		$18,210		$16,520		$13,956

Ratio of net expenses to average net assets	1.44%	1.43%		1.42%		1.42%		1.43%

Ratio of total expenses to average net assets	1.45%	1.44%		1.46%		1.56%		1.55%

Ratio of net investment loss to average net assets	(0.92)%	(0.75	)%(b)	(0.77	)%(c)	(0.73	)%(d)	(0.85	)%(e)

Portfolio turnover rate(g)	76%	76%		59%		60%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2020	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of year	$21.53	$24.85		$22.48		$20.39		$21.21

Net investment loss(a)	(0.10)	(0.07	)(b)	(0.09	)(c)	(0.08	)(d)	(0.09	)(e)

Net realized and unrealized gain	6.55	0.40		5.34		2.86		—

Total from investment operations	6.45	0.33		5.25		2.78		(0.09)

Distributions to shareholders from net realized gains	(3.02)	(3.65)		(2.88)		(0.69)		(0.73)

Net asset value, end of year	$24.96	$21.53		$24.85		$22.48		$20.39

Total Return(f)	33.44%	4.57%		25.57%		14.06%		(0.31)%

Net assets, end of year (in 000’s)	$495,629	$409,019		$529,670		$437,309		$313,812

Ratio of net expenses to average net assets	1.02%	1.01%		1.03%		1.04%		1.06%

Ratio of total expenses to average net assets	1.07%	1.07%		1.10%		1.21%		1.20%

Ratio of net investment loss to average net assets	(0.47)%	(0.34	)%(b)	(0.38	)%(c)	(0.36	)%(d)	(0.48	)%(e)

Portfolio turnover rate(g)	76%	76%		59%		60%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of year	$22.38	$25.64		$23.09		$20.89		$21.69

Net investment loss(a)	(0.08)	(0.05	)(b)	(0.06	)(c)	(0.04	)(d)	(0.06	)(e)

Net realized and unrealized gain (loss)	6.84	0.44		5.49		2.93		(0.01)

Total from investment operations	6.76	0.39		5.43		2.89		(0.07)

Distributions to shareholders from net realized gains	(3.02)	(3.65)		(2.88)		(0.69)		(0.73)

Net asset value, end of year	$26.12	$22.38		$25.64		$23.09		$20.89

Total Return(f)	33.56%	4.67%		25.68%		14.26%		(0.21)%

Net assets, end of year (in 000’s)	$73,863	$54,916		$39,263		$22,660		$9,785

Ratio of net expenses to average net assets	0.93%	0.92%		0.91%		0.90%		0.92%

Ratio of total expenses to average net assets	0.94%	0.93%		0.95%		1.04%		1.04%

Ratio of net investment loss to average net assets	(0.38)%	(0.23	)%(b)	(0.25	)%(c)	(0.18	)%(d)	(0.28	)%(e)

Portfolio turnover rate(g)	76%	76%		59%		60%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2020	2019		2018		2017		2016
Per Share Data

Net asset value, beginning of year	$19.58	$23.08		$21.17		$19.34		$20.26

Net investment loss(a)	(0.19)	(0.16	)(b)	(0.19	)(c)	(0.17	)(d)	(0.18	)(e)

Net realized and unrealized gain (loss)	5.87	0.31		4.98		2.69		(0.01)

Total from investment operations	5.68	0.15		4.79		2.52		(0.19)

Distributions to shareholders from net realized gains	(3.02)	(3.65)		(2.88)		(0.69)		(0.73)

Net asset value, end of year	$22.24	$19.58		$23.08		$21.17		$19.34

Total Return(f)	32.78%	4.07%		24.92%		13.47%		(0.83)%

Net assets, end of year (in 000’s)	$13,209	$15,856		$24,215		$26,918		$34,493

Ratio of net expenses to average net assets	1.52%	1.51%		1.53%		1.54%		1.56%

Ratio of total expenses to average net assets	1.57%	1.57%		1.61%		1.71%		1.70%

Ratio of net investment loss to average net assets	(1.00)%	(0.85	)%(b)	(0.90	)%(c)	(0.86	)%(d)	(0.98	)%(e)

Portfolio turnover rate(g)	76%	76%		59%		60%		67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.14% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Growth Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$22.38	$25.64		$23.61

Net investment loss(b)	(0.08)	(0.05	)(c)	(0.03	)(d)

Net realized and unrealized gain	6.84	0.44		2.06

Total from investment operations	6.76	0.39		2.03

Distributions to shareholders from net realized gains	(3.02)	(3.65)		—

Net asset value, end of period	$26.12	$22.38		$25.64

Total Return(e)	33.56%	4.67%		8.60%

Net assets, end of period (in 000’s)	$285,307	$188,657		$245,612

Ratio of net expenses to average net assets	0.93%	0.92%		0.90	%(f)

Ratio of total expenses to average net assets	0.94%	0.92%		0.91	%(f)

Ratio of net investment loss to average net assets	(0.38)%	(0.25	)%(c)	(0.36	)%(d)(f)

Portfolio turnover rate(g)	76%	76%		59%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.25	$13.83	$13.79	$11.91	$11.86

Net investment income (loss)(a)	(0.03)	(0.01)	(0.02)	0.02	0.02

Net realized and unrealized gain (loss)	3.58	(0.30)	3.03	2.26	0.74

Total from investment operations	3.55	(0.31)	3.01	2.28	0.76

Distributions to shareholders from net investment income	—	—	—	(0.04)	(0.02)

Distributions to shareholders from net realized gains	(1.56)	(4.27)	(2.97)	(0.36)	(0.69)

Total distributions	(1.56)	(4.27)	(2.97)	(0.40)	(0.71)

Net asset value, end of year	$11.24	$9.25	$13.83	$13.79	$11.91

Total Return(b)	43.98%	2.86%	25.59%	19.79%	6.48%

Net assets, end of year (in 000’s)	$36,688	$28,311	$30,174	$46,114	$46,093

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.15%

Ratio of total expenses to average net assets	1.35%	1.40%	1.39%	1.55%	1.54%

Ratio of net investment income (loss) to average net assets	(0.35)%	(0.07)%	(0.15)%	0.15%	0.19%

Portfolio turnover rate(c)	39%	28%	40%	54%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$6.09	$10.81	$11.46	$10.00	$10.12

Net investment loss(a)	(0.07)	(0.06)	(0.09)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	2.17	(0.39)	2.41	1.88	0.62

Total from investment operations	2.10	(0.45)	2.32	1.82	0.57

Distributions to shareholders from net realized gains	(1.56)	(4.27)	(2.97)	(0.36)	(0.69)

Net asset value, end of year	$6.63	$6.09	$10.81	$11.46	$10.00

Total Return(b)	42.88%	2.07%	24.61%	18.89%	5.70%

Net assets, end of year (in 000’s)	$4,522	$4,142	$9,081	$9,326	$11,103

Ratio of net expenses to average net assets	1.89%	1.89%	1.89%	1.90%	1.90%

Ratio of total expenses to average net assets	2.11%	2.14%	2.13%	2.30%	2.29%

Ratio of net investment loss to average net assets	(1.25)%	(0.83)%	(0.85)%	(0.60)%	(0.56)%

Portfolio turnover rate(c)	39%	28%	40%	54%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.39	$14.92	$14.67	$12.64	$12.53

Net investment income(a)	0.01	0.03	0.04	0.07	0.07

Net realized and unrealized gain (loss)	4.07	(0.26)	3.25	2.40	0.78

Total from investment operations	4.08	(0.23)	3.29	2.47	0.85

Distributions to shareholders from net investment income	(0.03)	(0.03)	(0.07)	(0.08)	(0.05)

Distributions to shareholders from net realized gains	(1.56)	(4.27)	(2.97)	(0.36)	(0.69)

Total distributions	(1.59)	(4.30)	(3.04)	(0.44)	(0.74)

Net asset value, end of year	$12.88	$10.39	$14.92	$14.67	$12.64

Total Return(b)	44.36%	3.31%	26.11%	20.29%	6.89%

Net assets, end of year (in 000’s)	$60,474	$52,461	$75,470	$211,311	$294,952

Ratio of net expenses to average net assets	0.76%	0.75%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	0.98%	1.00%	0.99%	1.14%	1.14%

Ratio of net investment income to average net assets	0.10%	0.32%	0.31%	0.51%	0.59%

Portfolio turnover rate(c)	39%	28%	40%	54%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$9.08	$13.67	$13.70	$11.85	$11.81

Net investment income (loss)(a)	(0.04)	(0.01)	(0.03)	0.01	0.01

Net realized and unrealized gain (loss)	3.49	(0.31)	3.00	2.24	0.73

Total from investment operations	3.45	(0.32)	2.97	2.25	0.74

Distributions to shareholders from net investment income	—	—	(0.03)	(0.04)	(0.01)

Distributions to shareholders from net realized gains	(1.56)	(4.27)	(2.97)	(0.36)	(0.69)

Total distributions	(1.56)	(4.27)	(3.00)	(0.40)	(0.70)

Net asset value, end of year	$10.97	$9.08	$13.67	$13.70	$11.85

Total Return(b)	43.67%	2.79%	25.48%	19.66%	6.40%

Net assets, end of year (in 000’s)	$505	$622	$597	$478	$272

Ratio of net expenses to average net assets	1.26%	1.25%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.53%	1.53%	1.48%	1.65%	1.64%

Ratio of net investment income (loss) to average net assets	(0.47)%	(0.14)%	(0.21)%	0.09%	0.11%

Portfolio turnover rate(c)	39%	28%	40%	54%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.34	$14.89	$14.66	$12.63	$12.53

Net investment income (loss)(a)	(0.01)	0.02	0.02	0.06	0.05

Net realized and unrealized gain (loss)	4.07	(0.27)	3.24	2.40	0.78

Total from investment operations	4.06	(0.25)	3.26	2.46	0.83

Distributions to shareholders from net investment income	(0.01)	(0.03)	(0.06)	(0.07)	(0.04)

Distributions to shareholders from net realized gains	(1.56)	(4.27)	(2.97)	(0.36)	(0.69)

Total distributions	(1.57)	(4.30)	(3.03)	(0.43)	(0.73)

Net asset value, end of year	$12.83	$10.34	$14.89	$14.66	$12.63

Total Return(b)	44.28%	3.14%	25.90%	20.15%	6.69%

Net assets, end of year (in 000’s)	$2,758	$1,533	$2,578	$2,264	$829

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.90%	0.90%

Ratio of total expenses to average net assets	1.06%	1.14%	1.12%	1.30%	1.29%

Ratio of net investment income (loss) to average net assets	(0.09)%	0.16%	0.15%	0.48%	0.44%

Portfolio turnover rate(c)	39%	28%	40%	54%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.37	$14.91	$14.66	$12.63	$12.53

Net investment income(a)	0.01	0.04	0.04	0.08	0.07

Net realized and unrealized gain (loss)	4.07	(0.27)	3.25	2.40	0.77

Total from investment operations	4.08	(0.23)	3.29	2.48	0.84

Distributions to shareholders from net investment income	(0.03)	(0.04)	(0.07)	(0.09)	(0.05)

Distributions to shareholders from net realized gains	(1.56)	(4.27)	(2.97)	(0.36)	(0.69)

Total distributions	(1.59)	(4.31)	(3.04)	(0.45)	(0.74)

Net asset value, end of year	$12.86	$10.37	$14.91	$14.66	$12.63

Total Return(b)	44.49%	3.33%	26.15%	20.33%	6.83%

Net assets, end of year (in 000’s)	$509	$477	$15	$12	$10

Ratio of net expenses to average net assets	0.75%	0.74%	0.74%	0.75%	0.76%

Ratio of total expenses to average net assets	0.99%	1.03%	0.97%	1.14%	1.15%

Ratio of net investment income to average net assets	0.10%	0.40%	0.30%	0.57%	0.59%

Portfolio turnover rate(c)	39%	28%	40%	54%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$8.88	$13.49	$13.56	$11.75	$11.74

Net investment loss(a)	(0.06)	(0.03)	(0.04)	(0.01)	(0.01)

Net realized and unrealized gain (loss)	3.41	(0.31)	2.96	2.23	0.73

Total from investment operations	3.35	(0.34)	2.92	2.22	0.72

Distributions to shareholders from net investment income	—	—	(0.02)	(0.05)	(0.02)

Distributions to shareholders from net realized gains	(1.56)	(4.27)	(2.97)	(0.36)	(0.69)

Total distributions	(1.56)	(4.27)	(2.99)	(0.41)	(0.71)

Net asset value, end of year	$10.67	$8.88	$13.49	$13.56	$11.75

Total Return(b)	43.52%	2.67%	25.29%	19.56%	6.18%

Net assets, end of year (in 000’s)	$66	$292	$255	$169	$81

Ratio of net expenses to average net assets	1.40%	1.39%	1.39%	1.40%	1.40%

Ratio of total expenses to average net assets	1.75%	1.65%	1.62%	1.80%	1.79%

Ratio of net investment loss to average net assets	(0.66)%	(0.31)%	(0.34)%	(0.07)%	(0.05)%

Portfolio turnover rate(c)	39%	28%	40%	54%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.35	$14.90	$13.53

Net investment income(b)	0.01	0.04	0.01

Net realized and unrealized gain (loss)	4.07	(0.28)	1.36

Total from investment operations	4.08	(0.24)	1.37

Distributions to shareholders from net investment income	(0.03)	(0.04)	—

Distributions to shareholders from net realized gains	(1.56)	(4.27)	—

Total distributions	(1.59)	(4.31)	—

Net asset value, end of period	$12.84	$10.35	$14.90

Total Return(c)	44.56%	3.26%	10.13%

Net assets, end of period (in 000’s)	$78,539	$73,132	$104,590

Ratio of net expenses to average net assets	0.75%	0.74%	0.74	%(d)

Ratio of total expenses to average net assets	0.98%	0.99%	0.96	%(d)

Ratio of net investment income to average net assets	0.12%	0.32%	0.22	%(d)

Portfolio turnover rate(e)	39%	28%	40%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$23.17	$27.91	$23.04	$18.73	$17.93

Net investment loss(a)	(0.13)	(0.12)	(0.16)	(0.15)	(0.12	)(b)

Net realized and unrealized gain	10.43	0.44	6.79	5.37	2.50

Total from investment operations	10.30	0.32	6.63	5.22	2.38

Distributions to shareholders from net realized gains	(3.71)	(5.06)	(1.76)	(0.91)	(1.58)

Net asset value, end of year	$29.76	$23.17	$27.91	$23.04	$18.73

Total Return(c)	51.05%	4.73%	30.46%	29.17%	13.71%

Net assets, end of year (in 000’s)	$429,267	$305,666	$312,289	$268,746	$233,097

Ratio of net expenses to average net assets	1.28%	1.34%	1.38%	1.42%	1.47%

Ratio of total expenses to average net assets	1.46%	1.48%	1.48%	1.53%	1.55%

Ratio of net investment loss to average net assets	(0.55)%	(0.53)%	(0.65)%	(0.74)%	(0.68	)%(b)

Portfolio turnover rate(d)	41%	27%	46%	19%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$17.94	$23.05	$19.45	$16.07	$15.70

Net investment loss(a)	(0.23)	(0.24)	(0.29)	(0.25)	(0.22	)(b)

Net realized and unrealized gain	7.68	0.19	5.65	4.54	2.17

Total from investment operations	7.45	(0.05)	5.36	4.29	1.95

Distributions to shareholders from net realized gains	(3.71)	(5.06)	(1.76)	(0.91)	(1.58)

Net asset value, end of year	$21.68	$17.94	$23.05	$19.45	$16.07

Total Return(c)	49.93%	3.97%	29.49%	28.18%	12.87%

Net assets, end of year (in 000’s)	$30,011	$24,948	$57,207	$50,779	$52,843

Ratio of net expenses to average net assets	2.03%	2.10%	2.13%	2.17%	2.22%

Ratio of total expenses to average net assets	2.21%	2.23%	2.23%	2.28%	2.30%

Ratio of net investment loss to average net assets	(1.31)%	(1.31)%	(1.40)%	(1.49)%	(1.43	)%(b)

Portfolio turnover rate(d)	41%	27%	46%	19%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$26.28	$30.78	$25.15	$20.29	$19.22

Net investment loss(a)	(0.07)	(0.04)	(0.07)	(0.07)	(0.05	)(b)

Net realized and unrealized gain	12.07	0.60	7.46	5.84	2.70

Total from investment operations	12.00	0.56	7.39	5.77	2.65

Distributions to shareholders from net realized gains	(3.71)	(5.06)	(1.76)	(0.91)	(1.58)

Net asset value, end of year	$34.57	$26.28	$30.78	$25.15	$20.29

Total Return(c)	51.49%	5.12%	30.95%	29.66%	14.22%

Net assets, end of year (in 000’s)	$157,267	$74,728	$87,522	$85,095	$83,746

Ratio of net expenses to average net assets	0.99%	0.98%	0.99%	1.02%	1.07%

Ratio of total expenses to average net assets	1.08%	1.09%	1.09%	1.13%	1.15%

Ratio of net investment loss to average net assets	(0.27)%	(0.17)%	(0.26)%	(0.34)%	(0.27	)%(b)

Portfolio turnover rate(d)	41%	27%	46%	19%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$22.56	$27.35	$22.64	$18.44	$17.69

Net investment loss(a)	(0.17)	(0.15)	(0.18)	(0.16)	(0.14	)(b)

Net realized and unrealized gain	10.09	0.42	6.65	5.27	2.47

Total from investment operations	9.92	0.27	6.47	5.11	2.33

Distributions to shareholders from net realized gains	(3.71)	(5.06)	(1.76)	(0.91)	(1.58)

Net asset value, end of year	$28.77	$22.56	$27.35	$22.64	$18.44

Total Return(c)	50.71%	4.62%	30.28%	29.03%	13.61%

Net assets, end of year (in 000’s)	$41,024	$29,084	$33,109	$18,919	$11,186

Ratio of net expenses to average net assets	1.49%	1.48%	1.49%	1.51%	1.57%

Ratio of total expenses to average net assets	1.58%	1.59%	1.59%	1.63%	1.65%

Ratio of net investment loss to average net assets	(0.77)%	(0.67)%	(0.75)%	(0.83)%	(0.79	)%(b)

Portfolio turnover rate(d)	41%	27%	46%	19%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$25.78	$30.33	$24.84	$20.08	$19.07

Net investment loss(a)	(0.08)	(0.07)	(0.11)	(0.10)	(0.08	)(b)

Net realized and unrealized gain	11.80	0.58	7.36	5.77	2.67

Total from investment operations	11.72	0.51	7.25	5.67	2.59

Distributions to shareholders from net realized gains	(3.71)	(5.06)	(1.76)	(0.91)	(1.58)

Net asset value, end of year	$33.79	$25.78	$30.33	$24.84	$20.08

Total Return(c)	51.40%	5.01%	30.76%	29.46%	14.00%

Net assets, end of year (in 000’s)	$48,387	$19,207	$22,520	$23,317	$6,741

Ratio of net expenses to average net assets	1.02%	1.09%	1.13%	1.16%	1.22%

Ratio of total expenses to average net assets	1.21%	1.23%	1.23%	1.28%	1.30%

Ratio of net investment loss to average net assets	(0.31)%	(0.29)%	(0.40)%	(0.46)%	(0.43	)%(b)

Portfolio turnover rate(d)	41%	27%	46%	19%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class R6 Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$26.29	$30.78	$25.08

Net investment loss(b)	(0.08)	(0.02)	(0.04)

Net realized and unrealized gain	12.09	0.59	5.74

Total from investment operations	12.01	0.57	5.70

Distributions to shareholders from net realized gains	(3.71)	(5.06)	—

Net asset value, end of period	$34.59	$26.29	$30.78

Total Return(c)	51.51%	5.15%	22.73%

Net assets, end of period (in 000’s)	$1,330	$138	$12

Ratio of net expenses to average net assets	0.97%	0.97%	0.98	%(d)

Ratio of total expenses to average net assets	1.06%	1.09%	1.08	%(d)

Ratio of net investment loss to average net assets	(0.28)%	(0.07)%	(0.20	)%(d)

Portfolio turnover rate(e)	41%	27%	46%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$26.29	$30.79	$27.83

Net investment income (loss)(b)	(0.07)	(0.04)	0.01

Net realized and unrealized gain	12.08	0.60	2.95

Total from investment operations	12.01	0.56	2.96

Distributions to shareholders from net realized gains	(3.71)	(5.06)	—

Net asset value, end of period	$34.59	$26.29	$30.79

Total Return(c)	51.51%	5.11%	10.64%

Net assets, end of period (in 000’s)	$63,555	$24,396	$24,951

Ratio of net expenses to average net assets	0.98%	0.97%	0.97	%(d)

Ratio of total expenses to average net assets	1.07%	1.08%	1.14	%(d)

Ratio of net investment income (loss) to average net assets	(0.25)%	(0.16)%	0.08	%(d)

Portfolio turnover rate(e)	41%	27%	46%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.59	$14.00	$14.84	$13.08	$13.92

Net investment income(a)	0.09	0.12	0.11	0.07	0.09

Net realized and unrealized gain	2.56	0.64	2.15	1.76	0.50

Total from investment operations	2.65	0.76	2.26	1.83	0.59

Distributions to shareholders from net investment income	(0.15)	(0.08)	(0.09)	(0.07)	(0.07)

Distributions to shareholders from net realized gains	(0.46)	(1.09)	(3.01)	— (b)	(1.36)

Total distributions	(0.61)	(1.17)	(3.10)	(0.07)	(1.43)

Net asset value, end of year	$15.63	$13.59	$14.00	$14.84	$13.08

Total Return(c)	19.93%	6.80%	17.50%	14.06%	4.39%

Net assets, end of year (in 000’s)	$5,448	$3,878	$2,533	$1,880	$2,124

Ratio of net expenses to average net assets	1.05%	1.03%	1.04%	1.17%	1.22%

Ratio of total expenses to average net assets	3.30%	4.26%	5.12%	4.64%	3.60%

Ratio of net investment income to average net assets	0.64%	0.90%	0.81%	0.53%	0.67%

Portfolio turnover rate(d)	65%	47%	71%	77%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$12.91	$13.40	$14.36	$12.69	$13.56

Net investment income (loss)(a)	(0.01)	0.02	0.01	(0.02)	(0.01)

Net realized and unrealized gain	2.41	0.62	2.07	1.69	0.50

Total from investment operations	2.40	0.64	2.08	1.67	0.49

Distributions to shareholders from net investment income	(0.06)	(0.04)	(0.03)	—	—

Distributions to shareholders from net realized gains	(0.46)	(1.09)	(3.01)	— (b)	(1.36)

Total distributions	(0.52)	(1.13)	(3.04)	— (b)	(1.36)

Net asset value, end of year	$14.79	$12.91	$13.40	$14.36	$12.69

Total Return(c)	18.97%	6.04%	16.66%	13.18%	3.66%

Net assets, end of year (in 000’s)	$1,985	$1,487	$172	$178	$195

Ratio of net expenses to average net assets	1.80%	1.78%	1.80%	1.92%	1.97%

Ratio of total expenses to average net assets	4.07%	4.97%	5.86%	5.38%	4.33%

Ratio of net investment income (loss) to average net assets	(0.11)%	0.18%	0.05%	(0.18)%	(0.10)%

Portfolio turnover rate(d)	65%	47%	71%	77%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.73	$14.10	$14.92	$13.17	$14.01

Net investment income(a)	0.14	0.16	0.16	0.12	0.14

Net realized and unrealized gain	2.58	0.67	2.17	1.77	0.51

Total from investment operations	2.72	0.83	2.33	1.89	0.65

Distributions to shareholders from net investment income	(0.19)	(0.11)	(0.14)	(0.14)	(0.13)

Distributions to shareholders from net realized gains	(0.46)	(1.09)	(3.01)	— (b)	(1.36)

Total distributions	(0.65)	(1.20)	(3.15)	(0.14)	(1.49)

Net asset value, end of year	$15.80	$13.73	$14.10	$14.92	$13.17

Total Return(c)	20.29%	7.27%	17.92%	14.43%	4.84%

Net assets, end of year (in 000’s)	$1,009	$791	$4,969	$3,499	$4,754

Ratio of net expenses to average net assets	0.70%	0.67%	0.68%	0.79%	0.82%

Ratio of total expenses to average net assets	2.99%	3.97%	4.65%	4.28%	3.16%

Ratio of net investment income to average net assets	0.99%	1.22%	1.20%	0.88%	1.10%

Portfolio turnover rate(d)	65%	47%	71%	77%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.72	$14.11	$14.92	$13.16	$13.98

Net investment income(a)	0.11	0.15	0.14	0.11	0.13

Net realized and unrealized gain	2.60	0.65	2.18	1.76	0.50

Total from investment operations	2.71	0.80	2.32	1.87	0.63

Distributions to shareholders from net investment income	(0.16)	(0.10)	(0.12)	(0.11)	(0.09)

Distributions to shareholders from net realized gains	(0.46)	(1.09)	(3.01)	— (b)	(1.36)

Total distributions	(0.62)	(1.19)	(3.13)	(0.11)	(1.45)

Net asset value, end of year	$15.81	$13.72	$14.11	$14.92	$13.16

Total Return(c)	20.23%	7.05%	17.86%	14.27%	4.67%

Net assets, end of year (in 000’s)	$344	$1,064	$235	$188	$156

Ratio of net expenses to average net assets	0.85%	0.78%	0.79%	0.92%	0.97%

Ratio of total expenses to average net assets	3.75%	4.06%	4.87%	4.47%	3.54%

Ratio of net investment income to average net assets	0.76%	1.16%	1.06%	0.78%	0.97%

Portfolio turnover rate(d)	65%	47%	71%	77%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.73	$14.11	$14.93	$13.17	$14.01

Net investment income(a)	0.13	0.17	0.16	0.13	0.14

Net realized and unrealized gain	2.60	0.65	2.17	1.77	0.51

Total from investment operations	2.73	0.82	2.33	1.90	0.65

Distributions to shareholders from net investment income	(0.19)	(0.11)	(0.14)	(0.14)	(0.13)

Distributions to shareholders from net realized gains	(0.46)	(1.09)	(3.01)	— (b)	(1.36)

Total distributions	(0.65)	(1.20)	(3.15)	(0.14)	(1.49)

Net asset value, end of year	$15.81	$13.73	$14.11	$14.93	$13.17

Total Return(c)	20.37%	7.20%	17.94%	14.52%	4.86%

Net assets, end of year (in 000’s)	$1,325	$3,229	$11	$11	$10

Ratio of net expenses to average net assets	0.71%	0.66%	0.68%	0.77%	0.81%

Ratio of total expenses to average net assets	3.84%	3.76%	4.73%	4.20%	3.14%

Ratio of net investment income to average net assets	0.96%	1.31%	1.16%	0.95%	1.09%

Portfolio turnover rate(d)	65%	47%	71%	77%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.67	$14.07	$14.89	$13.09	$13.88

Net investment income(a)	0.05	0.08	0.08	0.04	0.07

Net realized and unrealized gain	2.57	0.67	2.16	1.76	0.50

Total from investment operations	2.62	0.75	2.24	1.80	0.57

Distributions to shareholders from net investment income	(0.11)	(0.06)	(0.05)	—	—

Distributions to shareholders from net realized gains	(0.46)	(1.09)	(3.01)	— (b)	(1.36)

Total distributions	(0.57)	(1.15)	(3.06)	— (b)	(1.36)

Net asset value, end of year	$15.72	$13.67	$14.07	$14.89	$13.09

Total Return(c)	19.56%	6.58%	17.21%	13.77%	4.18%

Net assets, end of year (in 000’s)	$23	$20	$20	$22	$19

Ratio of net expenses to average net assets	1.30%	1.27%	1.29%	1.41%	1.47%

Ratio of total expenses to average net assets	3.68%	4.53%	5.36%	4.88%	3.70%

Ratio of net investment income to average net assets	0.39%	0.64%	0.55%	0.30%	0.49%

Portfolio turnover rate(d)	65%	47%	71%	77%	49%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity ESG Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$13.73	$14.11	$13.06

Net investment income(b)	0.14	0.17	0.06

Net realized and unrealized gain	2.58	0.65	0.99

Total from investment operations	2.72	0.82	1.05

Distributions to shareholders from net investment income	(0.19)	(0.11)	—

Distributions to shareholders from net realized gains	(0.46)	(1.09)	—

Total distributions	(0.65)	(1.20)	—

Net asset value, end of period	$15.80	$13.73	$14.11

Total Return(c)	20.30%	7.22%	8.04%

Net assets, end of period (in 000’s)	$830	$2,135	$2,026

Ratio of net expenses to average net assets	0.71%	0.66%	0.66	%(d)

Ratio of total expenses to average net assets	3.98%	3.88%	5.72	%(d)

Ratio of net investment income to average net assets	0.98%	1.26%	1.23	%(d)

Portfolio turnover rate(e)	65%	47%	71%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, and Small/Mid Cap Growth	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Strategic Growth	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Concentrated Growth, Flexible Cap, Small Cap Growth, and U.S. Equity ESG Fund (formerly Blue Chip Fund)	A, C, Institutional, Investor, R6, R and P	Diversified
Technology Opportunities	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/ or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable

148

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of Small Cap Growth Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Small Cap Growth Fund were expensed on the first day of operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

149

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

150

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2020:

CAPITAL GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,826,792	$—	$—

Europe	21,422,252	—	—

North America	940,768,263	—	—

South America	844,891	—	—

Investment Company	1,589,879	—	—

Total	$966,452,077	$—	$—

CONCENTRATED GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$8,236,101	$—	$—

North America	176,124,949	—	—

Investment Company	950,092	—	—

Total	$185,311,142	$—	$—

FLEXIBLE CAP FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$204,996	$—	$—

North America	23,223,334	—	—

Investment Company	100,184	—	—

Total	$23,528,514	$—	$—

GROWTH OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$6,383,703	$—	$—

North America	1,239,400,060	—	—

South America	10,725,319	—	—

Investment Company	1,701,230	—	—

Total	$1,258,210,312	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$125,626	$—	$—

North America	13,566,852	—	—

Investment Company	76,393	—	—

Total	$13,768,871	$—	$—

SMALL/MID CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$40,827,040	$—	$—

North America	2,206,482,256	—	—

Investment Company	25,252,010	—	—

Securities Lending Reinvestment Vehicle	13,387,318	—	—

Total	$2,285,948,624	$—	$—

STRATEGIC GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$4,115,161	$—	$—

North America	179,656,035	—	—

Investment Company	91,121	—	—

Total	$183,862,317	$—	$—

TECHNOLOGY OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$21,726,322	$—	$—

Europe	16,192,606	—	—

North America	710,994,630	—	—

Investment Company	21,043,925	—	—

Total	$769,957,483	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY ESG FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$313,093	$—	$—

North America	10,558,999	—	—

Investment Company	118,383	—	—

Total	$10,990,475	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of August 31, 2020, contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended August 31, 2020.

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Capital Growth	0.71%	0.64%	0.61%	0.61%	0.61%	0.71%	0.71%
Concentrated Growth	0.76	0.68	0.65	0.64	0.62	0.76	0.76
Flexible Cap	0.55	0.50	0.47	0.46	0.45	0.55	0.55
Growth Opportunities	0.92	0.92	0.83	0.79	0.77	0.92	0.86	*
Small Cap Growth	0.85	0.85	0.77	0.73	0.71	0.85	0.85
Small/Mid Cap Growth	0.85	0.85	0.77	0.73	0.71	0.85	0.85
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
Technology Opportunities	0.94	0.85	0.80	0.79	0.77	0.94	0.94
U.S. Equity ESG Fund	0.55	0.50	0.47	0.46	0.45	0.55	0.55

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.86% as an annual percentage rate of the Growth Opportunities Fund’s average daily net assets. This arrangement will remain in effect through at least December 27, 2020.

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Notes to Financial Statements (continued)

August 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2020, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Capital Growth	$4,163
Concentrated Growth	1,465
Flexible Cap	85
Growth Opportunities	21,182
Small Cap Growth	192
Small/Mid Cap Growth	51,783
Strategic Growth	1,192
Technology Opportunities	18,923
U.S. Equity ESG Fund	252

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Capital Growth	$16,944	$955
Concentrated Growth	2,374	—
Flexible Cap	1,309	—
Growth Opportunities	11,726	1,217
Small Cap Growth	600	—
Small/Mid Cap Growth	25,518	—
Strategic Growth	3,622	23
Technology Opportunities	20,957	895
U.S. Equity ESG Fund	3,433	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2020, such fee was 0.17% of the average daily net assets of the Class A, Class C, Investor and Class R Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Small/Mid Cap Growth Fund. This arrangement will remain in effect through at least December 27, 2020, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Prior to December 28, 2019, such waiver was 0.07%.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.11% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Technology Opportunities Fund. This arrangement will remain in effect through at least December 27, 2020, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Prior to December 28, 2019, such waiver was 0.04%.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Growth Opportunities, U.S. Equity ESG and Concentrated Growth Funds. Prior to December 28, 2019, such waiver was 0.05% with respect to Class A, Class C, Investor and Class R Shares of the Growth Opportunities Fund. This arrangement will remain in effect through at least December 27, 2020, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and

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Notes to Financial Statements (continued)

August 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds are 0.004%, 0.004%, 0.004%, 0.004%, 0.024%, 0.064%, 0.004%, 0.004%, and 0.084%, respectively. These Other Expense limitations will remain in place through at least December 27, 2020 (October 31, 2020 for Small Cap Growth), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$4,163	$3,120	$720,068	$727,351
Concentrated Growth	1,465	2,409	297,968	301,842
Flexible Cap	85	19	278,197	278,301
Growth Opportunities	715,264	162,113	657,423	1,534,800
Small Cap Growth	192	—	463,305	463,497
Small/Mid Cap Growth	51,783	459,323	—	511,106
Strategic Growth	1,192	111	349,237	350,540
Technology Opportunities	18,923	336,859	492,609	848,391
U.S. Equity ESG Fund	252	1,846	279,792	281,890

G.  Line of Credit Facility — As of August 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

I.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2020, Goldman Sachs earned $839, $4,295, $24,653, $55, $1,636 and $4,904, in brokerage commissions from portfolio transactions, on behalf of the Capital Growth, Flexible Cap, Growth Opportunities, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, respectively.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2020:

Fund	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income
Capital Growth	$811,200	$37,292,020	$(36,513,341)	$1,589,879	1,589,879	$27,115
Concentrated Growth	689,278	20,826,856	(20,566,042)	950,092	950,092	9,971
Flexible Cap	37,087	2,371,667	(2,308,570)	100,184	100,184	482
Growth Opportunities	5,547,470	392,531,083	(396,377,323)	1,701,230	1,701,230	141,783
Small Cap Growth	—	11,518,055	(11,441,662)	76,393	76,393	1,129
Small/Mid Cap Growth	70,204,229	753,801,364	(798,753,583)	25,252,010	25,252,010	346,081
Strategic Growth	992,869	35,727,507	(36,629,255)	91,121	91,121	8,138
Technology Opportunities	—	182,446,688	(161,402,763)	21,043,925	21,043,925	76,605
U.S. Equity ESG Fund	497,742	2,708,556	(3,087,915)	118,383	118,383	1,738

As of August 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Concentrated Growth	—%	—%	—%	18%	—%	100%	—%
Flexible Cap	—	—	—	100	—	72	8
Small Cap Growth	37	70	45	100	—	100	100
Stategic Growth	—	—	—	—	—	23	—
U.S. Equity ESG	—	—	53	7	—	100	—

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Notes to Financial Statements (continued)

August 31, 2020

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020, were as follows:

Fund	Purchases	Sales
Capital Growth	$410,147,366	$509,878,907
Concentrated Growth	56,134,004	75,356,547
Flexible Cap	14,437,308	13,790,147
Growth Opportunities	746,419,953	1,050,606,000
Small Cap Growth	15,413,606	5,698,179
Small/Mid Cap Growth	1,441,851,355	1,690,685,457
Strategic Growth	61,855,779	96,777,403
Technology Opportunities	243,869,505	224,138,200
U.S. Equity ESG Fund	7,024,219	9,867,347

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a

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6. SECURITIES LENDING (continued)

default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Fund	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2020
Capital Growth	$—	$39,871,216	$(39,871,216)	$—
Concentrated Growth	—	2,897,625	(2,897,625)	—
Flexible Cap	—	37,000	(37,000)	—
Growth Opportunities	—	118,950,939	(118,950,939)	—
Small/Mid Cap Growth	—	388,796,487	(375,409,169)	13,387,318
Strategic Growth	—	11,141,353	(11,141,353)	—
Technology Opportunities	—	18,049,490	(18,049,490)	—
U.S. Equity ESG	—	103,304	(103,304)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$3,675,435	$171,788	$167,657	$3,401,778	$9,046	$26,083	$387,013	$—	$131,879
Net long-term capital gains	33,388,576	11,578,608	948,809	292,429,285	—	262,604,641	23,833,091	73,163,470	380,236
Total taxable distributions	$37,064,011	$11,750,396	$1,116,466	$295,831,063	$9,046	$262,630,724	$24,220,104	$73,163,470	$512,115

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Notes to Financial Statements (continued)

August 31, 2020

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$14,491,085	$1,470,228	$629,913	$—	$—	$23,466,095	$4,236,870	$6,423,023	$65,016
Net long-term capital gains	265,988,298	15,421,391	948,850	414,333,306	—	330,226,017	56,563,668	87,527,745	652,443
Total taxable distributions	$280,479,383	$16,891,619	$1,578,763	$414,333,306	$—	$353,692,112	$60,800,538	$93,950,768	$717,459

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows::

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Undistributed ordinary income — net	$2,651,964	$709,308	$489,958	$16,544,833	$720,904	$39,976,734	$27,063	$—	$50,662
Undistributed long-term capital gains	29,197,427	9,251,495	812,424	188,438,575	95	218,347,024	21,526,356	50,013,837	1,069,691
Total undistributed earnings	$31,849,391	$9,960,803	$1,302,382	$204,983,408	$720,999	$258,323,758	$21,553,419	$50,013,837	$1,120,353
Timing differences (Qualified Late Year Loss Deferral and Post October Losses)	$(5,794,504)	$—	$—	$—	$(34,211)	$(7,413,820)	$(41,547)	$(1,830,687)	$(9,848)
Unrealized gains (losses) — net	363,236,714	94,890,213	6,929,948	341,648,666	3,243,860	625,717,408	105,730,754	397,048,498	2,278,753
Total accumulated earnings (losses) net	$389,291,601	$104,851,016	$8,232,330	$546,632,074	$3,930,648	$876,627,346	$127,242,626	$445,231,648	$3,389,258

As of August 31, 2020, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Tax Cost	$603,215,406	$90,420,930	$16,598,566	$916,561,646	$10,525,011	$1,660,231,216	$78,131,566	$372,908,987	$8,711,722
Gross unrealized gain	387,507,105	96,769,229	7,673,359	357,752,094	3,547,603	652,708,913	106,266,792	397,304,003	2,360,348
Gross unrealized loss	(24,270,391)	(1,879,017)	(743,411)	(16,103,428)	(303,743)	(26,991,505)	(536,041)	(255,507)	(81,595)
Net unrealized gains (losses)	$363,236,714	$94,890,212	$6,929,948	$341,648,666	$3,243,860	$625,717,408	$105,730,751	$397,048,496	$2,278,753

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7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences to the tax treatment of underlying fund investments, and passive foreign investment company investments.

The Growth Opportunities Fund reclassed $268,745 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from passive foreign investment company investments.

The Small Cap Growth Fund reclassed $553 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from certain non-deductible expenses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invest. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

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Notes to Financial Statements (continued)

August 31, 2020

8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Other than the item noted below, subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

On October 16, 2020, a definitive proxy statement (“proxy”) was filed with the U.S. Securities and Exchange Commission to change the Concentrated Growth, Technology Opportunities, and Strategic Growth Funds’ sub-classifications under the Act from “diversified” to “non-diversified” and to eliminate any related fundamental investment restrictions. GSAM has agreed to pay the expenses associated with the proxy, shareholder solicitation and other related costs.

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11. SUMMARY OF SHARE TRANSACTIONS

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	509,128	$11,684,562	2,326,964	$63,575,763
Reinvestment of distributions	1,181,420	27,979,749	10,589,777	211,151,830
Shares redeemed	(3,761,845)	(85,901,304)	(4,966,143)	(110,412,912)
	(2,071,297)	(46,236,993)	7,950,598	164,314,681
Class C Shares
Shares sold	170,312	2,318,595	327,241	4,651,883
Reinvestment of distributions	71,152	1,004,660	658,461	8,079,315
Shares redeemed	(536,412)	(7,409,929)	(2,404,811)	(51,096,241)
	(294,948)	(4,086,674)	(1,419,109)	(38,365,043)
Institutional Shares
Shares sold	165,989	4,497,004	316,530	8,184,104
Reinvestment of distributions	70,107	1,922,071	645,191	14,798,485
Shares redeemed	(441,460)	(11,580,510)	(842,773)	(22,071,500)
	(205,364)	(5,161,435)	118,948	911,089
Service Shares
Shares sold	16,235	372,217	4,932	104,779
Reinvestment of distributions	3,047	68,220	26,626	503,495
Shares redeemed	(19,150)	(388,887)	(17,952)	(366,513)
	132	51,550	13,606	241,761
Investor Shares
Shares sold	136,874	3,218,458	50,282	1,389,538
Reinvestment of distributions	12,797	310,127	130,778	2,665,391
Shares redeemed	(117,666)	(2,785,148)	(178,385)	(4,171,169)
	32,005	743,437	2,675	(116,240)
Class R6 Shares
Shares sold	23,451	624,213	181,932	4,163,919
Reinvestment of distributions	2,870	78,575	706	16,187
Shares redeemed	(35,280)	(950,712)	(96,563)	(2,550,602)
	(8,959)	(247,924)	86,075	1,629,504
Class R Shares
Shares sold	94,899	2,152,097	66,551	1,464,100
Reinvestment of distributions	15,822	352,167	133,698	2,517,533
Shares redeemed	(107,748)	(2,347,836)	(88,796)	(1,953,605)
	2,973	156,428	111,453	2,028,028
Class P Shares
Shares sold	269,239	7,159,878	93,887	2,394,812
Reinvestment of distributions	124,310	3,401,935	1,146,496	26,269,986
Shares redeemed	(578,888)	(15,459,019)	(911,046)	(22,413,350)
	(185,339)	(4,897,206)	329,337	6,251,448

NET INCREASE (DECREASE)	(2,730,797)	$(59,678,817)	7,193,583	$136,895,228

163

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated Growth Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	53,997	$994,775	122,574	$2,118,396
Reinvestment of distributions	28,021	488,414	37,996	567,276
Shares redeemed	(59,729)	(1,101,894)	(68,358)	(1,074,197)
	22,289	381,295	92,212	1,611,475
Class C Shares
Shares sold	39,614	508,211	10,772	149,037
Reinvestment of distributions	4,844	65,059	10,648	126,388
Shares redeemed	(37,662)	(536,353)	(96,594)	(1,425,873)
	6,796	36,917	(75,174)	(1,150,448)
Institutional Shares
Shares sold	24,191	478,401	27,746	499,624
Reinvestment of distributions	48,540	919,091	93,159	1,497,144
Shares redeemed	(181,552)	(3,448,442)	(202,347)	(3,377,225)
	(108,821)	(2,050,950)	(81,442)	(1,380,457)
Investor Shares
Shares sold	755	11,837	2,123	37,089
Reinvestment of distributions	619	11,029	2,918	44,432
Shares redeemed	(730)	(13,288)	(21,141)	(336,592)
	644	9,578	(16,100)	(255,071)
Class R6 Shares
Shares sold	12,509	258,679	25,768	419,933
Reinvestment of distributions	2,165	40,913	715	11,480
Shares redeemed	(10,757)	(218,738)	(2,803)	(51,385)
	3,917	80,854	23,680	380,028
Class R Shares
Shares sold	176	2,986	136	2,053
Reinvestment of distributions	123	2,047	176	2,528
Shares redeemed	(918)	(15,755)	—	—
	(619)	(10,722)	312	4,581
Class P Shares
Shares sold	219,615	4,418,905	155,891	2,757,378
Reinvestment of distributions	534,993	10,103,292	899,567	14,440,076
Shares redeemed	(1,089,383)	(20,053,827)	(1,204,576)	(20,497,343)
	(334,775)	(5,531,630)	(149,118)	(3,299,889)

NET INCREASE (DECREASE)	(410,569)	$(7,084,658)	(205,630)	$(4,089,781)

164

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Flexible Cap Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	31,470	$379,391	77,181	$811,174
Reinvestment of distributions	27,095	329,577	39,617	416,480
Shares redeemed	(85,587)	(1,011,671)	(99,309)	(1,111,353)
	(27,022)	(302,703)	17,489	116,301
Class C Shares
Shares sold	22,339	220,974	24,890	242,354
Reinvestment of distributions	8,140	83,942	11,501	104,102
Shares redeemed	(26,577)	(259,968)	(29,029)	(273,208)
	3,902	44,948	7,362	73,248
Institutional Shares
Shares sold	17,400	221,848	5,393	70,565
Reinvestment of distributions	2,684	35,557	10,036	114,070
Shares redeemed	(25,854)	(328,449)	(90,119)	(1,051,675)
	(5,770)	(71,044)	(74,690)	(867,040)
Investor Shares
Shares sold	506	6,675	540	6,934
Reinvestment of distributions	315	4,078	465	5,174
Shares redeemed	(3,781)	(50,058)	(578)	(7,047)
	(2,960)	(39,305)	427	5,061
Class R6 Shares
Shares sold	3,902	52,182	20,336	233,326
Reinvestment of distributions	944	12,478	94	1,068
Shares redeemed	(5,409)	(71,382)	(5,808)	(70,317)
	(563)	(6,722)	14,622	164,077
Class R Shares
Shares sold	137	1,550	186	2,035
Reinvestment of distributions	200	2,314	394	3,964
Shares redeemed	(4)	(45)	(1,224)	(14,060)
	333	3,819	(644)	(8,061)
Class P Shares
Shares sold	160,203	1,955,941	7,893	100,000
Reinvestment of distributions	49,025	648,521	81,854	930,190
Shares redeemed	(50,921)	(606,876)	(156,289)	(1,800,671)
	158,307	1,997,586	(66,542)	(770,481)

NET INCREASE (DECREASE)	126,227	$1,626,579	(101,976)	$(1,286,895)

165

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,557,918	$52,567,974	4,197,760	$77,043,096
Reinvestment of distributions	5,640,613	77,784,047	5,713,530	85,245,871
Shares redeemed	(7,191,542)	(109,881,675)	(9,644,304)	(172,578,662)
	2,006,989	20,470,346	266,986	(10,289,695)
Class C Shares
Shares sold	919,073	5,231,584	792,120	7,102,051
Reinvestment of distributions	2,761,788	15,134,597	2,034,557	17,090,278
Shares redeemed	(3,364,985)	(21,480,985)	(3,723,562)	(44,452,687)
	315,876	(1,114,804)	(896,885)	(20,260,358)
Institutional Shares
Shares sold	6,074,577	121,027,748	6,094,848	130,504,754
Reinvestment of distributions	4,948,888	92,940,121	9,354,603	176,053,628
Shares redeemed	(13,552,375)	(269,388,899)	(36,427,298)	(815,800,134)
	(2,528,910)	(55,421,030)	(20,977,847)	(509,241,752)
Service Shares
Shares sold	424,825	5,812,784	324,629	5,025,423
Reinvestment of distributions	561,939	7,013,003	504,280	7,014,537
Shares redeemed	(802,783)	(10,436,556)	(759,817)	(12,353,195)
	183,981	2,389,231	69,092	(313,235)
Investor Shares
Shares sold	925,508	15,193,353	2,140,187	38,600,959
Reinvestment of distributions	1,249,675	18,957,577	1,100,078	17,579,243
Shares redeemed	(1,797,301)	(29,657,889)	(3,101,761)	(61,058,638)
	377,882	4,493,041	138,504	(4,878,436)
Class R6 Shares
Shares sold	1,723,177	34,918,433	2,561,427	61,358,467
Reinvestment of distributions	1,839,234	34,577,597	2,500,146	47,077,755
Shares redeemed	(2,468,722)	(49,771,961)	(5,446,933)	(112,980,883)
	1,093,689	19,724,069	(385,360)	(4,544,661)
Class R Shares
Shares sold	629,794	8,750,163	487,349	7,975,654
Reinvestment of distributions	969,214	12,124,863	896,518	12,497,449
Shares redeemed	(1,117,506)	(15,506,141)	(1,158,232)	(19,442,792)
	481,502	5,368,885	225,635	1,030,311
Class P Shares
Shares sold	164,784	3,449,179	89,688	1,894,904
Reinvestment of distributions	743,933	13,993,377	943,033	17,766,747
Shares redeemed	(967,912)	(20,170,294)	(1,405,191)	(29,385,906)
	(59,195)	(2,727,738)	(372,470)	(9,724,255)

NET INCREASE (DECREASE)	1,871,814	$(6,818,000)	(21,932,345)	$(558,222,081)

166

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Fund

	For the period October 31, 2019(a) to August 31, 2020

	Shares	Dollars

Class A Shares
Shares sold	24,816	$260,087
Reinvestment of distributions	8	83
Shares redeemed	(11,126)	(117,360)
	13,698	142,810
Class C Shares
Shares sold	7,167	67,619
Reinvestment of distributions	2	18
Shares redeemed	—	—
	7,169	67,637
Institutional Shares
Shares sold	829,480	7,210,281
Reinvestment of distributions	806	8,547
Shares redeemed	(11,499)	(108,704)
	818,787	7,110,124
Investor Shares
Shares sold	5,000	50,000
Reinvestment of distributions	10	104
Shares redeemed	—	—
	5,010	50,104
Class R6 Shares
Shares sold	5,000	50,000
Reinvestment of distributions	11	117
Shares redeemed	—	—
	5,011	50,117
Class R Shares
Shares sold	5,000	50,000
Reinvestment of distributions	6	61
Shares redeemed	—	—
	5,006	50,061
Class P Shares
Shares sold	251,440	2,743,178
Reinvestment of distributions	11	117
Shares redeemed	(30,938)	(337,264)
	220,513	2,406,031

NET INCREASE (DECREASE)	1,075,194	$9,876,884

(a)	Commencement of Operations

167

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,787,265	$73,547,275	3,055,829	$61,196,109
Reinvestment of distributions	1,906,384	35,840,022	2,664,057	44,942,631
Shares redeemed	(6,922,792)	(131,322,470)	(5,808,002)	(113,164,610)
	(1,229,143)	(21,935,173)	(88,116)	(7,025,870)
Class C Shares
Shares sold	606,585	9,332,945	906,460	14,228,486
Reinvestment of distributions	1,697,652	25,311,985	2,471,157	34,522,065
Shares redeemed	(3,857,818)	(59,971,098)	(4,852,262)	(78,782,495)
	(1,553,581)	(25,326,168)	(1,474,645)	(30,031,944)
Institutional Shares
Shares sold	10,993,756	239,838,233	10,622,034	223,847,881
Reinvestment of distributions	4,259,079	88,461,069	6,539,687	119,937,857
Shares redeemed	(18,101,436)	(383,808,691)	(20,657,061)	(419,534,065)
	(2,848,601)	(55,509,389)	(3,495,340)	(75,748,327)
Service Shares
Shares sold	994,719	20,782,076	343,686	6,645,316
Reinvestment of distributions	130,447	2,354,561	148,708	2,426,917
Shares redeemed	(627,094)	(11,735,697)	(346,090)	(6,647,588)
	498,072	11,400,940	146,304	2,424,645
Investor Shares
Shares sold	5,938,295	127,370,352	3,456,356	71,558,500
Reinvestment of distributions	2,624,916	52,183,322	4,131,670	72,965,292
Shares redeemed	(7,704,411)	(158,699,905)	(9,904,520)	(202,917,534)
	858,800	20,853,769	(2,316,494)	(58,393,742)
Class R6 Shares
Shares sold	981,189	21,371,966	1,260,687	26,837,469
Reinvestment of distributions	354,195	7,363,714	342,894	6,292,101
Shares redeemed	(961,271)	(20,831,469)	(680,883)	(14,655,919)
	374,113	7,904,211	922,698	18,473,651
Class R Shares
Shares sold	187,440	3,412,058	213,194	3,927,510
Reinvestment of distributions	103,778	1,845,169	162,654	2,621,986
Shares redeemed	(507,184)	(9,368,570)	(614,957)	(11,692,367)
	(215,966)	(4,111,343)	(239,109)	(5,142,871)
Class P Shares
Shares sold	4,245,963	89,075,046	1,052,753	21,393,870
Reinvestment of distributions	1,155,623	24,025,405	1,858,301	34,099,828
Shares redeemed	(2,908,213)	(58,822,878)	(4,059,667)	(80,915,222)
	2,493,373	54,277,573	(1,148,613)	(25,421,524)

NET INCREASE (DECREASE)	(1,622,933)	$(12,445,580)	(7,693,315)	$(180,865,982)

168

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	553,235	$4,903,579	692,799	$7,261,817
Reinvestment of distributions	513,629	4,304,210	1,136,370	9,022,776
Shares redeemed	(862,216)	(7,517,379)	(950,994)	(8,317,481)
	204,648	1,690,410	878,175	7,967,112
Class C Shares
Shares sold	141,767	736,027	223,807	1,231,361
Reinvestment of distributions	188,776	938,217	359,395	1,890,416
Shares redeemed	(328,543)	(1,733,964)	(743,127)	(5,981,094)
	2,000	(59,720)	(159,925)	(2,859,317)
Institutional Shares
Shares sold	829,394	7,933,508	1,370,330	13,578,614
Reinvestment of distributions	762,714	7,331,386	2,171,746	19,362,035
Shares redeemed	(1,949,649)	(19,965,455)	(3,550,043)	(35,503,248)
	(357,541)	(4,700,561)	(7,967)	(2,562,599)
Service Shares
Shares sold	9,552	90,934	302,389	2,777,143
Reinvestment of distributions	12,249	100,316	23,135	180,451
Shares redeemed	(44,300)	(322,197)	(300,672)	(2,701,615)
	(22,499)	(130,947)	24,852	255,979
Investor Shares
Shares sold	699,635	6,739,272	149,935	2,034,023
Reinvestment of distributions	24,665	235,813	123,585	1,098,042
Shares redeemed	(657,615)	(5,547,277)	(298,341)	(2,969,698)
	66,685	1,427,808	(24,821)	162,367
Class R6 Shares
Shares sold	22,653	245,561	48,598	438,055
Reinvestment of distributions	5,708	54,757	496	4,416
Shares redeemed	(34,804)	(358,218)	(4,053)	(40,597)
	(6,443)	(57,900)	45,041	401,874
Class R Shares
Shares sold	14,367	116,717	21,942	193,470
Reinvestment of distributions	321	2,557	418	3,190
Shares redeemed	(41,401)	(357,139)	(8,392)	(75,522)
	(26,713)	(237,865)	13,968	121,138
Class P Shares
Shares sold	623,912	6,250,168	179,672	1,723,950
Reinvestment of distributions	1,128,927	10,817,531	3,106,814	27,631,178
Shares redeemed	(2,698,348)	(26,855,957)	(3,242,428)	(32,409,098)
	(945,509)	(9,788,258)	44,058	(3,053,970)

NET INCREASE (DECREASE)	(1,085,372)	$(11,857,033)	813,381	$432,584

169

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Technology Opportunities Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,497,794	$57,989,772	2,314,180	$56,262,003
Reinvestment of distributions	2,085,573	43,609,325	2,856,623	55,275,661
Shares redeemed	(3,350,577)	(77,184,340)	(3,168,448)	(69,310,443)
	1,232,790	24,414,757	2,002,355	42,227,221
Class C Shares
Shares sold	411,605	7,006,981	222,819	3,771,879
Reinvestment of distributions	269,706	4,131,894	392,107	5,909,052
Shares redeemed	(687,548)	(11,865,762)	(1,706,037)	(35,147,928)
	(6,237)	(726,887)	(1,091,111)	(25,466,997)
Institutional Shares
Shares sold	2,457,174	67,343,687	695,071	17,458,982
Reinvestment of distributions	433,094	10,502,518	570,904	12,497,081
Shares redeemed	(1,184,364)	(30,880,214)	(1,265,917)	(32,565,576)
	1,705,904	46,965,991	58	(2,609,513)
Service Shares
Shares sold	740,768	16,455,724	496,870	11,322,700
Reinvestment of distributions	218,520	4,425,035	317,847	5,994,587
Shares redeemed	(822,663)	(18,106,252)	(735,765)	(16,076,331)
	136,625	2,774,507	78,952	1,240,956
Investor Shares
Shares sold	875,798	22,475,983	146,004	3,698,019
Reinvestment of distributions	107,586	2,550,857	171,725	3,690,377
Shares redeemed	(296,616)	(7,844,763)	(315,097)	(7,617,215)
	686,768	17,182,077	2,632	(228,819)
Class R6 Shares
Shares sold	40,331	1,174,805	4,856	125,149
Reinvestment of distributions	1,342	32,559	92	2,018
Shares redeemed	(8,472)	(199,381)	(104)	(2,726)
	33,201	1,007,983	4,844	124,441
Class P Shares
Shares sold	1,140,621	31,338,168	279,069	7,708,280
Reinvestment of distributions	145,323	3,525,530	207,017	4,533,680
Shares redeemed	(376,367)	(9,279,340)	(368,575)	(8,610,790)
	909,577	25,584,358	117,511	3,631,170

NET INCREASE (DECREASE)	4,698,628	$117,202,786	1,115,241	$18,918,459

170

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity ESG Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	128,411	$1,726,402	139,691	$1,745,301
Reinvestment of distributions	12,565	176,323	17,899	211,711
Shares redeemed	(77,681)	(1,056,288)	(53,255)	(663,868)
	63,295	846,437	104,335	1,293,144
Class C Shares
Shares sold	19,484	254,410	113,257	1,245,148
Reinvestment of distributions	4,445	59,055	2,215	24,978
Shares redeemed	(4,920)	(60,492)	(13,105)	(148,105)
	19,009	252,973	102,367	1,122,021
Institutional Shares
Shares sold	8,620	115,908	118,834	1,528,950
Reinvestment of distributions	1,252	17,743	20,066	239,180
Shares redeemed	(3,698)	(48,507)	(433,612)	(5,499,920)
	6,174	85,144	(294,712)	(3,731,790)
Investor Shares
Shares sold	5,965	82,388	72,477	966,895
Reinvestment of distributions	737	10,448	1,602	19,105
Shares redeemed	(62,468)	(875,883)	(13,192)	(167,309)
	(55,766)	(783,047)	60,887	818,691
Class R6 Shares
Shares sold	41,308	574,818	281,458	3,431,101
Reinvestment of distributions	8,674	122,997	—	—
Shares redeemed	(201,316)	(2,732,496)	(47,083)	(619,896)
	(151,334)	(2,034,681)	234,375	2,811,205
Class R Shares
Shares sold	—	—	5	66
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	5	66
Class P Shares
Shares sold	—	—	—	—
Reinvestment of distributions	7,056	100,044	14,612	174,322
Shares redeemed	(110,018)	(1,293,839)	(2,719)	(32,450)
	(102,962)	(1,193,795)	11,893	141,872

NET INCREASE (DECREASE)	(221,584)	$(2,826,969)	219,150	$2,455,209

171

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs U.S. Equity ESG Fund (formerly known as Goldman Sachs Blue Chip Fund), Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs Small Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations, the changes in each of their net assets for each of the periods listed in the table below and each of the financial highlights for each of the periods therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights

Goldman Sachs Capital Growth Fund,

Goldman Sachs Concentrated Growth Fund,

Goldman Sachs U.S. Equity ESG Fund (formerly known as Goldman Sachs Blue Chip Fund),

Goldman Sachs Flexible Cap Fund,

Goldman Sachs Growth Opportunities Fund,

Goldman Sachs Small/Mid Cap Growth Fund,

Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund

	For the year ended August 31, 2020	For the two years ended August 31, 2020	For each of the periods indicated therein
Goldman Sachs Small Cap Growth Fund	For the period October 31, 2019 (commencement of operations) through August 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Fund				Growth Opportunities Fund				Small Cap Growth Fund
Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*
Class A
Actual	$1,000.00	$1,013.51		$5.72	$1,000.00	$1,057.96		$5.95	$1,000.00	$1,010.48		$4.90	$1,000.00	$1,007.21		$6.31	$1,000.00	$1,000.00		$6.49
Hypothetical 5% return	1,000.00	1,019.46	+	5.74	1,000.00	1,019.36	+	5.84	1,000.00	1,020.26	+	4.93	1,000.00	1,018.85	+	6.34	1,000.00	1,018.65	+	6.55
Class C
Actual	1,000.00	1,010.02		9.50	1,000.00	1,053.69		9.81	1,000.00	1,006.59		8.68	1,000.00	1,002.02		10.06	1,000.00	1,000.00		10.26
Hypothetical 5% return	1,000.00	1,015.69	+	9.53	1,000.00	1,015.58	+	9.63	1,000.00	1,016.49	+	8.72	1,000.00	1,015.08	+	10.13	1,000.00	1,014.88	+	10.33
Institutional
Actual	1,000.00	1,015.21		3.80	1,000.00	1,059.61		4.14	1,000.00	1,011.15		2.98	1,000.00	1,008.93		4.54	1,000.00	1,000.00		4.57
Hypothetical 5% return	1,000.00	1,021.37	+	3.81	1,000.00	1,021.11	+	4.06	1,000.00	1,022.17	+	3.00	1,000.00	1,020.61	+	4.57	1,000.00	1,020.56	+	4.62
Service
Actual	1,000.00	1,013.12		6.33	1,000.00	N/A		N/A	1,000.00	—		—	1,000.00	1,005.77		7.06	1,000.00	—		—
Hypothetical 5% return	1,000.00	1,018.85	+	6.34	1,000.00	N/A		N/A	1,000.00	—		—	1,000.00	1,018.10	+	7.10	1,000.00	—		—
Investor
Actual	1,000.00	1,014.94		4.46	1,000.00	1,059.30		4.66	1,000.00	1,011.10		3.64	1,000.00	1,007.91		5.05	1,000.00	1,000.00		5.23
Hypothetical 5% return	1,000.00	1,020.71	+	4.47	1,000.00	1,020.61	+	4.57	1,000.00	1,021.52	+	3.66	1,000.00	1,020.11	+	5.08	1,000.00	1,019.91	+	5.28
Class R6
Actual	1,000.00	1,015.28		3.75	1,000.00	1,059.81		4.09	1,000.00	1,012.14		2.93	1,000.00	1,008.92		4.49	1,000.00	1,000.00		4.52
Hypothetical 5% return	1,000.00	1,021.42	+	3.76	1,000.00	1,021.17	+	4.01	1,000.00	1,022.22	+	2.95	1,000.00	1,020.66	+	4.52	1,000.00	1,020.61	+	4.57
Class R
Actual	1,000.00	1,012.04		6.98	1,000.00	1,056.17		7.29	1,000.00	1,008.70		6.16	1,000.00	1,005.78		7.56	1,000.00	1,000.00		7.74
Hypothetical 5% return	1,000.00	1,018.20	+	7.00	1,000.00	1,018.05	+	7.15	1,000.00	1,019.00	+	6.19	1,000.00	1,017.60	+	7.61	1,000.00	1,017.39	+	7.81
Class P
Actual	1,000.00	1,015.74		3.75	1,000.00	1,059.85		4.09	1,000.00	1,011.31		2.93	1,000.00	1,008.92		4.49	1,000.00	1,000.00		4.52
Hypothetical 5% return	1,000.00	1,021.42	+	3.76	1,000.00	1,021.17	+	4.01	1,000.00	1,022.22	+	2.95	1,000.00	1,020.66	+	4.52	1,000.00	1,020.61	+	4.57

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Capital Growth Fund	1.13%	1.88%	0.75%	1.25%	0.88%	0.74%	1.38%	0.74%
Concentrated Growth Fund	1.15	1.90	0.80	N/A	0.90	0.79	1.41	0.79
Flexible Cap Fund	0.97	1.72	0.59	N/A	0.72	0.58	1.22	0.58
Growth Opportunities Fund	1.25	2.00	0.90	1.40	1.00	0.89	1.50	0.89
Small Cap Growth Fund	1.29	2.04	0.91	N/A	1.04	0.90	1.54	0.90

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Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund				U.S. Equity ESG Fund
Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*
Class A
Actual	$1,000.00	$1,053.26		$6.66	$1,000.00	$1,057.96		$5.95	$1,000.00	$1,010.48		$4.90	$1,000.00	$1,007.21		$6.31
Hypothetical 5% return	1,000.00	1,018.65	+	6.55	1,000.00	1,019.36	+	5.84	1,000.00	1,020.26	+	4.93	1,000.00	1,018.85	+	6.34
Class C
Actual	1,000.00	1,049.60		10.51	1,000.00	1,053.69		9.81	1,000.00	1,006.59		8.68	1,000.00	1,002.02		10.06
Hypothetical 5% return	1,000.00	1,014.88	+	10.33	1,000.00	1,015.58	+	9.63	1,000.00	1,016.49	+	8.72	1,000.00	1,015.08	+	10.13
Institutional
Actual	1,000.00	1,055.28		4.96	1,000.00	1,059.61		4.14	1,000.00	1,011.15		2.98	1,000.00	1,008.93		4.54
Hypothetical 5% return	1,000.00	1,020.31	+	4.88	1,000.00	1,021.11	+	4.06	1,000.00	1,022.17	+	3.00	1,000.00	1,020.61	+	4.57
Service
Actual	1,000.00	1,052.03		7.53	1,000.00	N/A		N/A	1,000.00	—		—	1,000.00	1,005.77		7.06
Hypothetical 5% return	1,000.00	1,017.80	+	7.41	1,000.00	N/A		N/A	1,000.00	—		—	1,000.00	1,018.10	+	7.10
Investor
Actual	1,000.00	1,054.57		5.37	1,000.00	1,059.30		4.66	1,000.00	1,011.10		3.64	1,000.00	1,007.91		5.05
Hypothetical 5% return	1,000.00	1,019.91	+	5.28	1,000.00	1,020.61	+	4.57	1,000.00	1,021.52	+	3.66	1,000.00	1,020.11	+	5.08
Class P
Actual	1,000.00	1,055.23		4.91	1,000.00	1,059.85		4.09	1,000.00	1,011.31		2.93	1,000.00	1,008.92		4.49
Hypothetical 5% return	1,000.00	1,020.36	+	4.82	1,000.00	1,021.17	+	4.01	1,000.00	1,022.22	+	2.95	1,000.00	1,020.66	+	4.52
Class R
Actual	1,000.00	1,052.19		7.94	1,000.00	1,056.17		7.29	1,000.00	1,008.70		6.16	1,000.00	1,005.78		7.56
Hypothetical 5% return	1,000.00	1,017.39	+	7.81	1,000.00	1,018.05	+	7.15	1,000.00	1,019.00	+	6.19	1,000.00	1,017.60	+	7.61
Class R6
Actual	1,000.00	1,054.72		4.91	1,000.00	1,059.81		4.09	1,000.00	1,012.14		2.93	1,000.00	1,008.92		4.49
Hypothetical 5% return	1,000.00	1,020.36	+	4.82	1,000.00	1,021.17	+	4.01	1,000.00	1,022.22	+	2.95	1,000.00	1,020.66	+	4.52

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Small/Mid Cap Growth Fund	1.29%	2.04%	0.96%	1.46%	1.04%	0.95%	1.54%	0.95%
Strategic Growth Fund	1.13	1.88	0.75	1.25	0.88	0.74	1.38	0.74
Technology Opportunities Fund	1.25	2.00	0.98	1.48	1.00	0.97	N/A	0.97
U.S. Equity ESG Fund	1.02	1.77	0.67	N/A	0.77	0.66	1.27	0.66

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small Cap Growth, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund (formerly, the Goldman Sachs Blue Chip Fund), (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P.(the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board,or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Concentrated Growth Fund and Strategic Growth Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser;and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Small Cap Growth Fund, which commenced operation on October 31, 2019); and
(iii)	to the extent the Investment Adviser manages other types of accounts(such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds)having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund (with the exception of the Small Cap Growth Fund, which commenced operations in 2019) to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading,distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight,an update on the Investment Adviser’s soft dollars practices,other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable.Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee.The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significantcommitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (with the exception of the Small Cap Growth Fund) ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark.As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.The Trustees also received information comparing the Concentrated Growth Fund’s and Strategic Growth Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered that the Capital Growth Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Trustees noted that the Concentrated Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. They observed that the Flexible Cap Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2020. The Trustees considered that the Growth Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five and ten-year periods ended March 31, 2020.They also noted that the Growth Opportunities Fund had experienced certain portfolio management changes in 2019. The Trustees observed that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2020. They also considered that the Small/Mid Cap Growth Fund had experienced certain portfolio management changes in 2019. The Trustees observed that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. They considered that the Technology Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and outperformed the Fund’s benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2020. The Trustees also noted that the Technology Opportunities Fund had certain significant differences from the Fund’s benchmark index that caused it to be an imperfect basis for comparison. The Trustees noted that the Technology Opportunities Fund had also experienced certain portfolio management changes in 2019.They observed that the U.S. Equity ESG Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three-, five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2020. They also noted that following the Fund’s repositioning from the Blue Chip Fund in August 2020, there would be changes to the Fund’s investment strategies.

The Trustees noted that the Small Cap Growth Fund had launched on October 31, 2019 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s

177

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations.The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Small/Mid Cap Growth Fund and Concentrated Growth Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of each Fund and of the Technology Opportunities Fund that would have the effect of increasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Funds’ next annual registration statement update.They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins (except for the Small Cap Growth Fund, which commenced operations on October 31, 2019). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund (with the exception of the Goldman Sachs Small Cap Growth Fund)was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Fund	Growth Opportunities Fund	Small Cap Growth Fund

First $1 billion	0.71%	0.76%	0.55%	0.92%	0.85%

Next $1 billion	0.64	0.68	0.50	0.92	0.85

Next $3 billion	0.61	0.65	0.47	0.83	0.77

Next $3 billion	0.61	0.64	0.46	0.79	0.73

Over $8 billion	0.61	0.62	0.45	0.77	0.71

Average Daily Net Assets	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund

First $1 billion	0.85%	0.71%	0.94%	0.55%

Next $1 billion	0.85	0.64	0.85	0.50

Next $3 billion	0.77	0.61	0.80	0.47

Next $3 billion	0.73	0.59	0.79	0.46

Over $8 billion	0.71	0.58	0.77	0.45

178

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Growth Opportunities Fund and limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Concentrated Growth Fund’s, Growth Opportunities Fund’s, Small/Mid Cap Growth Fund’s, Technology Opportunities Fund’s, and U.S. Equity ESG Fund’s Class A, Class C, Investor, and Class R Shares, as applicable.Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.They also noted that the Investment Adviser had passed along savings to shareholders of the Small/Mid Cap Growth Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds;(d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e)fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

179

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of each Funds’ net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

At the Meeting, the shareholders of the Goldman Sachs Large Cap Growth Insights Fund approved a change to the Fund’s sub-classification under the Act from “diversified” to “non-diversified”. The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified’ and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes

Large Cap Growth Insights Fund	23,785,792.632	250,521.921	196,802.993	9,592,467.322

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con — WayIn corporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

181

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information isprovided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2020, 100%, 100%, 87.31%, 30.73%, 2.01%, 95.25%, 100% and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small Cap Growth, Small Mid Cap Growth, Strategic Growth, and U.S. Equity ESG Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds, designate $33,388,576, $11,578,608, $948,809, $292,429,285, $262,604,641, $23,833,091, $73,163,470, and $380,236, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2020.

For the year ended August 31, 2020, 100%, 100%, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and U.S. Equity ESG Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2020, Capital Growth, Concentrated Growth, Flexible Cap, Growth Opportunities, and Small Mid Cap Growth Funds, designate $56,671, $44, $916, $3,401,778, and $26,083 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

183

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]Effective	after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 218128-OTU-1283098 EQGRWAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Fundamental Equity Value Funds
Equity Income
Focused Value
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fundamental Equity Value Funds

∎	EQUITY INCOME

∎	FOCUSED VALUE

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied amidst heightened volatility during the 12 months ended August 31, 2020 (the “Reporting Period”). The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 21.94%. The Russell 3000® Index generated a return of 21.44%.

U.S. equities inched higher as the Reporting Period began in September 2019, supported by the increasingly accommodative monetary policy of the U.S. Federal Reserve (the “Fed”), highlighted by quarter-point interest rate cuts in both July and September 2019. In addition, investors appeared confident that corporate earnings — while decelerating from the levels of 2018 — would remain in positive territory. However, these tailwinds were largely offset by the combination of slowing global economic growth, the ongoing trade dispute between the U.S. and China and the initiation of a formal impeachment investigation against the U.S. President in late September. In the fourth quarter of 2019, stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market evidenced by the U.S. adding more than 200,000 jobs in November, double the break-even pace of long-term job growth. These developments, along with a third interest rate cut by the Fed at the end of October, helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and less drag of a trade war fended off imminent recession risk.

In a sharp and quick turnaround, the S&P 500 Index sold off dramatically in the first quarter of 2020, as rising cases of COVID-19 caused non-essential businesses to close. The new calendar year actually began on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the pandemic would be widespread. As containment efforts led to a gradual shutdown of the global economy, investors began to factor severe weakness in both economic growth and corporate earnings. Jobless claims increased to 6.6 million, and non-farm payrolls decreased by 701,000 for the month of March 2020. In addition, oil prices fell, as supply increased and demand declined. The resulting sell-off gained steam through March, as investors fled higher risk assets and rotated into perceived safe havens, such as U.S. Treasuries. The downturn reached its nadir on March 23, at which point the major U.S. equity indices had given up all of the gains of the past three calendar years. Equities subsequently recovered in the final days of the quarter, as the government and Fed responded with aggressive economic stimulus. The Fed cut interest rates to near-zero and announced a wide range of new lending facilities and asset purchase programs. The U.S. Congress passed a $2.2 trillion stimulus package. Still, volatility remained high, and the first quarter of 2020 was the weakest calendar quarter since 2008 and the worst first-quarter return in history for U.S. equities.

The U.S. equity market appreciated strongly in the second quarter of 2020, with the S&P 500 Index posting double-digit gains, despite a surge in COVID-19 cases in regional pockets of the country causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as non-farm payrolls increasing 7.3 million during May and June, driving the unemployment rate down to 11.1% as compared to 14.7% in April 2020. Still, other data showed the longest economic expansion in American history was over. In June, the National Bureau of Economic Research declared the U.S. economic recession had officially begun in February 2020.

Even with this economic news, U.S. equity markets continued to perform well in July and August 2020. In July, U.S. equity markets were supported by the release of positive test data from multiple COVID-19 vaccine candidates, despite headwinds caused by rising cases in various hotspots around the country. Stocks also benefited from the proposal of a $1 trillion COVID-19 relief bill and a strong corporate earnings season that showed sequential improvement in demand and operational trends. Although there were fears about slowing high-frequency economic indicators during the month, the July unemployment rate was reported at 10.2% with non-farm payrolls increasing 1.76 million. In August, U.S. equity markets were supported by an improved COVID-19 outlook, with hospitalizations and infections decreasing in many hotspots around the country. Stocks also continued to benefit from the results of a strong second quarter 2020 corporate earnings season that showed better demand trends and significant beats against lower consensus earnings expectations. The biggest headwind during the month was the stalemate between Democrats and Republicans around the fifth COVID-19 relief package, though U.S. equity markets appeared largely unaffected. The market was boosted by improving economic data, with the August unemployment rate coming in at 8.4% and non-farm payrolls increasing by 1.37 million. There appeared to be a disconnect between U.S. equity market performance and the Bureau of Economic Analysis’ news release at the end of August that showed U.S. real gross domestic product (“GDP”) decreased at an annual rate of 31.7% in the second quarter of 2020. In the first quarter of 2020, real U.S. GDP decreased 5.0%.

1

MARKET REVIEW

For the Reporting Period overall, information technology, consumer discretionary and communication services were the best performing sectors in the S&P 500 Index. The weakest performing sector in the S&P 500 Index was energy, followed at some distance by real estate and financials.

Within the U.S. equity market, there was broad divergence in performance, with large-cap stocks, as measured by the Russell 1000® Index, posting double-digit positive absolute returns, while mid-cap stocks, as measured by the Russell Midcap® Index, and small-cap stocks, as measured by the Russell 2000® Index, each posted a solid but more moderate single-digit positive absolute return. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Value stocks in the large-cap segment of the market eked out a less than 1% positive return, while value stocks posted negative returns within both the mid-cap and small-cap segments of the market. (All as measured by the FTSE Russell indices.)

Looking Ahead

U.S. equities appeared to re-enter a bull market in the second quarter of 2020, recovering much of the losses experienced in the first quarter of 2020. Stocks gained as the market shrugged off increased COVID-19 fears and recessionary GDP data and economic reopening plans pushed forward. Still, there were rising concerns at the end of the Reporting Period, as COVID-19-related infections and hospitalizations surged in certain areas of the country. In our view, these heightened worries will likely continue to impact select segments of the market that have already been unfairly punished by the economic shutdown. At the same time, we maintained some optimism. Although infections had increased, mortality rates were somewhat subdued on a relative basis, giving us conviction that any sustained or additional lockdown measures may be short-lived. Given the mixed sentiment felt by many, the Fed and U.S. government have not implemented further stimulus packages, which some fear could cause an inflationary economic environment.

The unclear recovery timeline proves market-timing to be a futile exercise; we recommend those with a long-term investment horizon stay invested. Indeed, we believe the market dynamic seen at the end of the Reporting Period favored a rigorous, bottom-up, fundamental approach to security selection, which we think mirrors our investment style. We plan to maintain our focus on what we consider to be high quality companies with healthy balance sheets, stable free cash flow generation, experienced management teams and differentiated business models aligned to secular advantages. In our opinion, emphasizing these durable businesses can potentially set up the Funds to perform well amidst heightened volatility.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

2

PORTFOLIO RESULTS

Goldman Sachs Equity Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments that the Goldman Sachs Fundamental Equity U.S. Equity Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 3.08%, 2.33%, 3.41%, 2.89%, 3.33%, 3.42%, 2.82% and 3.43%, respectively. These returns compare to the 0.84% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance.

During this Reporting Period, it is particularly worth remembering that we seek to take a diversified approach when solving for yield in the Fund. While the Fund has an emphasis on higher yielding, defensive sectors, we also seek more predictable cash flow generating companies in the cyclical part of the market, many of which are attractive on a relative value basis, in our view. This focus on quality companies contributed to the Fund’s outperformance of the Russell Index during the Reporting Period. Additionally, our focus on yield sustainability and casting a wide net beyond traditional defensive equities contributed positively to the Fund’s relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing positively to the Fund’s relative results was effective stock selection in the information technology, utilities and industrials sectors. Having an overweight allocation to information technology, which outpaced the Russell Index during the Reporting Period, and an underweight to financials, which lagged the Russell Index during the Reporting Period, also helped. The sectors that detracted most from the Fund’s relative results during the Reporting Period were real estate, energy and communication services, wherein stock selection proved challenging. An underweight to communication services, which outperformed the Russell Index during the Reporting Period, hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Apple, Microsoft and Exxon Mobil.

Multinational leading information technology company Apple is not a component of the Russell Index but generated triple-digit share price gains during the Reporting Period, and thus it was a top positive contributor to the Fund’s relative results. Its shares especially benefited from beating consensus expectations from both a top-line and bottom-line perspective during the second quarter of 2020. The company’s phone business performed substantially better than the market expected. Additionally, iPad and Mac sales benefited from work-from-home spending. At the end of the

3

PORTFOLIO RESULTS

Reporting Period, we remained favorable on the company based on what we saw as its ongoing innovation.

Similarly, software and cloud computing behemoth Microsoft is not a component of the Russell Index but significantly outperformed the Russell Index during the Reporting Period. The company benefited from sharp increases in demand for cloud-based computing and storage services. The company has also successfully migrated enterprise customers to its cloud platform, as it remains a major player in the public cloud market. At the end of the Reporting Period, we remained positive on Microsoft, continuing to believe it is a well-diversified, high quality company led by an excellent management team.

Integrated energy company Exxon Mobil generated double-digit negative returns for the Reporting Period overall, but we prudently sold the Fund’s position in November 2019. During the several months prior to the November sale, Exxon Mobil’s stock benefited from the market rotation into value and defensive companies, and the Fund realized positive returns from the stock during these months.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Royal Dutch Shell, Viper Energy Partners LP and Intel.

Integrated energy company Royal Dutch Shell was the biggest detractor from the Fund’s results during the Reporting Period. Not a component of the Russell Index, the company’s shares posted double-digit declines, as COVID-19 had a major effect on demand for oil and gas. Additionally, its shares suffered when the company cut its dividend. We trimmed the Fund’s position in Royal Dutch Shell in June 2020, but we remained constructive on the company at the end of the Reporting Period given its positive cash flow generation and based on our view the company may well be able to grow its dividend going forward.

Similarly, Viper Energy Partners LP, which owns, acquires, explores and develops oil and natural gas properties, is not a constituent of the Russell Index and generated double-digit share price declines during the Reporting Period, thus detracting from the Fund’s relative results. Energy markets overall were under significant stress due to the combination of demand destruction resulting from the COVID-19 pandemic and a supply shock as the OPEC+ group failed to agree on crude oil output restrictions and subsequently engaged in a price war, negatively impacting the global crude oil market as well as U.S. upstream and midstream companies*. We opted to eliminate the Fund’s position in Viper Energy Partners LP in May 2020 to allocate capital to higher conviction ideas.

Intel, a company that engages in the design, manufacture and sale of computer products and technologies, slightly beat consensus expectations with its second quarter 2020 earnings, but this was overshadowed by the company’s capitulation on manufacturing. More specifically, the company announced its manufacturing roadmap for a certain type of semiconductor slipped by six to 12 months. Its share price declined on this announcement, as manufacturing has historically been the company’s key competitive advantage. We subsequently trimmed the Fund’s position in Intel, but held the position with a cautious view, carefully monitoring its prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in home improvement retailer Home Depot based on our view that sales trends are likely to be persistently positive. The business has benefited from increasing activity in home improvement and home remodeling during the COVID-19 crisis, and, in our view, is led by a strong management team. At the time of purchase, we felt its dividend was well covered and its shares were trading at an attractive valuation.

We established a Fund position in Eli Lilly and Company, a leading pharmaceutical company, during the Reporting Period. We liked its history of innovation and what we viewed as its strong drug pipeline. We were also optimistic as the company has demonstrated accelerating top-line growth due to drug launches, increased margins growth and strong earnings per share growth.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in Bank of America during the Reporting Period. We sold the position to realize gains and ultimately to allocate capital to higher conviction ideas.

4

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in information technology, utilities, consumer staples, health care and materials increased. The Fund’s exposure to industrials, consumer staples and energy decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweight positions relative to the Russell Index in the health care, information technology, consumer staples, utilities and materials sectors. On the same date, the Fund had underweight positions compared to the Russell Index in financials, industrials, communication services and consumer discretionary and was rather neutrally weighted to the Russell Index in real estate and energy.

*	OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

5

FUND BASICS

Equity Income Fund

as of August 31, 2020

TOP 10 HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Johnson & Johnson	4.0%	Pharmaceuticals
JPMorgan Chase & Co.	3.2	Banks
Verizon Communications, Inc.	3.2	Diversified Telecommunication Services
Apple, Inc.	2.9	Technology Hardware, Storage & Peripherals
Medtronic PLC	2.6	Health Care Equipment & Supplies
Walmart, Inc.	2.5	Food & Staples Retailing
Chevron Corp.	2.5	Oil, Gas & Consumable Fuels
Linde PLC	2.5	Chemicals
Procter & Gamble Co. (The)	2.2	Household Products
Home Depot, Inc. (The)	2.1	Specialty Retail

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS EQUITY INCOME FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 1, 2010 in Class A Shares (with the maximum sales charge of 5.5%) . For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.08%	7.44%	10.05%	—
Including sales charges	-2.58%	6.23%	9.43%	—

Class C
Excluding contingent deferred sales charges	2.33%	6.66%	9.24%	—
Including contingent deferred sales charges	1.31%	6.66%	9.24%	—

Institutional	3.41%	7.85%	10.48%	—

Service	2.89%	7.31%	9.94%	—

Investor	3.33%	7.71%	10.33%	—

Class R6 (Commenced July 31, 2015)	3.42%	7.85%	N/A	6.23%

Class R	2.82%	7.17%	9.79%	—

Class P (Commenced April 17, 2018)	3.43%	N/A	N/A	5.58%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-40 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.60%, 5.85%, 7.00%, 6.92%, 6.92%, 6.27% and 7.03%, respectively. These returns compare to the 0.84% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis due primarily to effective stock selection overall. Sector allocation as a whole also contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing positively to the Fund’s relative results was effective stock selection in the information technology, communication services and energy sectors. Having an overweight to information technology, which outperformed the Russell Index during the Reporting Period, also added value. The sectors that detracted most from the Fund’s relative results during the Reporting Period were materials, consumer discretionary and consumer staples, wherein stock selection proved challenging. Allocation positioning within consumer staples also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in software companies Citrix Systems and Microsoft and in Google’s parent company Alphabet.

Citrix Systems’ shares were supported by successive positive earnings surprises during the Reporting Period. These results were a function of Citrix Systems benefiting from the exponential uptick in companies’ remote working contingency plans due to the COVID-19 pandemic. Given the rather steady strong performance in the stock, we elected to exit the Fund’s position and reallocate capital to what we saw as other compelling risk/reward opportunities.

Microsoft’s stock rallied through the first half of the Reporting Period due to strong fourth quarter 2019 and first quarter 2020 earnings, driven, in turn, by accelerated growth within Azure, Microsoft’s cloud computing services business, and ongoing strength within perpetual license purchases and other recurring businesses. Following the equity market downturn sparked by the COVID-19 crisis, Microsoft’s stock quickly recovered alongside a resilient information technology sector, as investors favored the defensive attributes of the sector as well as its long-term secular growth trends relative to the broader market. At the end of the Reporting Period, we believed the trends of remote working and operating may well accelerate demand

8

PORTFOLIO RESULTS

for several of Microsoft’s offerings. Overall, we remained constructive on Microsoft, as we believed it is a well-diversified, high quality growth company led by an excellent management team.

Shares of Alphabet rose as the company meaningfully beat market earnings per share estimates during the fourth quarter of 2019. Alphabet’s shares then fell during the first quarter of 2020 with the broader equity market but made a nice recovery off of its absolute lows in March 2020. Its stock performed well along with the mega-cap technology industry, as healthy balance sheets, relatively high growth rates and solid margins drove returns. Additionally, its stock price appreciated following a hearing on Capitol Hill for the mega-cap technology companies, including Alphabet, which was politically charged but featured little in the way of actionable changes. While the travel and retail segments of its business have been more challenged as a result of COVID-19, we continued to like the company at the end of the Reporting Period given what we viewed as the potential for growth in its cloud and YouTube businesses and a near monopoly on its search engine. We also believed Alphabet was trading at a reasonable valuation relative to its fundamental strength at the end of the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in financial services company Wells Fargo & Company, specialty materials, chemicals and agricultural products developer DuPont de Nemours and industrial conglomerate General Electric.

A new purchase for the Fund during the Reporting Period, Wells Fargo & Company’s share price fell along with the broader financials sector as a result of lower interest rates and credit concerns caused by the COVID-19 pandemic. Additionally, its stock was challenged upon news it would be required to cut its dividend because of a new U.S. Federal Reserve (“Fed”) rule that set certain dividend requirements. However, we held the Fund position because at the end of the Reporting Period we believed the worst was behind Wells Fargo & Company and the company was well-positioned moving forward given it already took a dividend cut and also took a much larger provision for expected loan losses. We were also optimistic at the end of the Reporting Period in its management’s plan to expand the company’s margins by cutting $10 billion in costs.

DuPont de Nemours reported fourth quarter 2019 results in late January 2020 that were in line with consensus expectations, but its shares dropped on the day of its announcement due to the company’s worse than consensus expected outlook. On the back of that weaker outlook, we elected to sell the Fund’s position in DuPont de Nemours in February 2020 and allocate capital to what we considered more compelling risk/reward opportunities.

General Electric’s share price fell in late February and March 2020, as COVID-19 concerns caused air travel to come to a virtual halt, putting pressure on the conglomerate’s commercial aerospace business. Despite the near-term pressure, we were optimistic at the end of the Reporting Period in a cyclical recovery within the company’s aerospace business and restructuring within its power business. We also believed the company’s quick liquidity actions prevented further challenges to its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to the purchase already mentioned, we initiated a Fund position in entertainment and media enterprise Walt Disney Company. We decided to add this name to the Fund’s portfolio as we found what we believed to be an attractive entry point after a large sell-off during the first quarter of 2020. We believe this is a healthy business with a strong management team that was unfairly punished by investors when the COVID-19 pandemic caused them to shut down their global amusement parks. We like the performance of its streaming service, Disney+, and believe there will likely be pent-up demand for experience-related activities as the global economy starts to reopen, which should, in our view, directly benefit this company.

We established a Fund position in semiconductor company Texas Instruments. We are optimistic about the company’s exposure to secular growth within fifth-generation, or 5G, technology developments. We are also confident in a recovery in its industrials and auto businesses, which should expand as the economy re-opens.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in Bank of America during the Reporting Period. Bank of America has a heightened

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PORTFOLIO RESULTS

level of interest rate exposure relative to its peers, which could put pressure on its margins as interest rates have fallen.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Kevin Martens was added as a co-lead portfolio manager of the Fund during the Reporting Period. Kevin is also a co-lead portfolio manager for Goldman Sachs Asset Management’s (“GSAM”) U.S. Equity ESG strategy and Large Cap Value strategy. He also has broad research responsibilities for the industrials sector across GSAM’s U.S. Large- and Mid-Cap Equity strategies. Before joining GSAM, Kevin spent four years at ClearBridge Investments, where he was a research analyst responsible for the materials sector. Prior to that, he was a research associate at Fred Alger Management covering industrials, and an investment banking associate at BMO Capital Markets. Kevin has 13 years of industry experience. He earned a BSBA in Finance and a BS in Accounting and Economics from Villanova University and an MBA from Columbia Business School. Kevin joined Charles “Brook” Dane, who continues to serve as portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy, utilities, real estate and consumer discretionary increased. The Fund’s exposure to the financials, health care and communication services sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund was overweight in industrials, materials, health care and utilities relative to the Russell Index. On the same date, the Fund was underweight in financials, consumer discretionary and communication services and was rather neutrally weighted to the Russell Index in consumer staples, energy, information technology and real estate.

10

FUND BASICS

Focused Value Fund

as of August 31, 2020

TOP 10 HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Johnson & Johnson	4.6%	Pharmaceuticals
Walt Disney Co. (The)	3.9	Entertainment
Ameren Corp.	3.7	Multi-Utilities
Zimmer Biomet Holdings, Inc.	3.7	Health Care Equipment & Supplies
Union Pacific Corp.	3.6	Road & Rail
Honeywell International, Inc.	3.5	Industrial Conglomerates
Texas Instruments, Inc.	3.3	Semiconductors & Semiconductor Equipment
Alexandria Real Estate Equities, Inc. REIT	3.2	Equity Real Estate Investment Trusts (REITs)
JPMorgan Chase & Co.	3.1	Banks
NextEra Energy, Inc.	3.1	Electric Utilities

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	6.60%	7.47%	5.78%
Including sales charges	0.77%	6.27%	4.61%

Class C (Commenced July 31, 2015)
Excluding contingent deferred sales charges	5.85%	6.67%	5.00%
Including contingent deferred sales charges	4.84%	6.67%	5.00%

Institutional (Commenced July 31, 2015)	7.00%	7.87%	6.18%

Investor (Commenced July 31, 2015)	6.92%	7.76%	6.05%

Class R6 (Commenced July 31, 2015)	6.92%	7.89%	6.2%

Class R (Commenced July 31, 2015)	6.27%	7.18%	5.52%

Class P (Commenced April 17, 2018)	7.03%	N/A	6.44%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Fundamental Equity U.S. Equity Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 1.97%, 1.21%, 2.26%, 1.80%, 2.22%, 2.29%, 1.70% and 2.29%, respectively. These returns compare to the 0.84% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis due primarily to effective stock selection overall. Sector allocation as a whole also added value to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s performance relative to the Russell Index was effective stock selection in information technology, energy and utilities. Having an overweight in information technology, which outperformed the Russell Index during the Reporting Period, and an underweight to energy, which was the weakest sector in the Russell Index during the Reporting Period, also added value. Only partially offsetting these positive contributors were materials, health care and financials, which detracted as stock selection in each proved challenging. Having an underweight to health care, which was the strongest performing sector in the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in software company Citrix Systems, information technology behemoth Apple and pharmaceuticals company Eli Lilly and Company.

Citrix Systems’ shares were supported by successive positive earnings surprises during the Reporting Period. These results were a function of Citrix Systems benefiting from the exponential uptick in companies’ remote working contingency plans due to the COVID-19 pandemic. Given the rather steady strong performance in the stock, we elected to exit the Fund’s position and reallocate capital to what we saw as other compelling risk/reward opportunities.

During the Reporting Period, Apple initially performed well as it announced fourth quarter 2019 earnings in line with consensus estimates and with investors maintaining their focus on the upcoming iPhone cycle and growth in the company’s services segment. During the first quarter of 2020, the company was hit hard by the COVID-19 pandemic, as its product supply chain was disrupted due to the global economic shutdown. However, Apple’s stock bounced off of its absolute lows, returning robust double-digit share price gains for the second quarter of 2020. At the end of the Reporting Period, we maintained a positive outlook on Apple as a high quality company led by an excellent management

13

PORTFOLIO RESULTS

team. We continued to like the business, believing there may well be pent-up demand for iPhones, wearables and services, though we will continue to monitor any lingering impact from retail closures affecting parts of its business.

Eli Lilly and Company’s stock price increased significantly in June 2020 when news of its breast cancer drug, Verzenio, was shown to substantially reduce the risk of death or the risk of breast cancer returning when given in addition to standard care, which we believe could be a considerable opportunity. Its share price also remained resilient through the Reporting Period given its solid earnings results in the third and fourth quarters of 2019 and in the first quarter of 2020. At the end of the Reporting Period, we remained optimistic on the company given its broad portfolio of fast-growing drugs.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in financial services company Wells Fargo & Company, specialty materials, chemicals and agricultural products developer DuPont de Nemours and real estate investment trust AvalonBay Communities.

Wells Fargo & Company’s share price fell along with the broader financials sector as a result of lower interest rates and credit concerns caused by the COVID-19 pandemic. Additionally, its stock was challenged upon news it would be required to cut its dividend because of a new U.S. Federal Reserve (“Fed”) rule that set certain dividend requirements. However, we held the Fund position because at the end of the Reporting Period we believed the worst was behind Wells Fargo & Company and the company was well-positioned moving forward given it already took a dividend cut and also took a much larger provision for expected loan losses. We were also optimistic at the end of the Reporting Period in its management’s plan to expand the company’s margins by cutting $10 billion in costs.

DuPont de Nemours reported fourth quarter 2019 results in late January 2020 that were in line with consensus expectations, but its shares dropped on the day of its announcement due to the company’s worse than consensus expected outlook. On the back of that weaker outlook, we elected to sell the Fund’s position in DuPont de Nemours in February 2020 and allocate capital to what we considered more compelling risk/reward opportunities.

AvalonBay Communities is engaged in the development, acquisition, ownership and operation of multifamily communities. Its share price fell in late February and March 2020 because of the company’s exposure to urban areas, as the COVID-19 pandemic created concern around real estate prices in major metropolitan areas. However, at the end of the Reporting Period, we remained positive on what we viewed as the company’s strong balance sheet, robust development pipeline and supportive management team.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in beverage company Coca-Cola. We are optimistic that Coca-Cola’s global volumes would begin recovering, particularly within the “away from home” segment, which was hit hard by the COVID-19 pandemic. We are also positive on what we see as the company’s solid operating margins, sharp increase in e-commerce sales and improving business mix. Additionally, we believe Coca-Cola’s launch of a hard seltzer under the Topo Chico brand may give the company access to that quickly growing market.

We initiated a Fund position in Bristol-Myers Squibb, which engages in the development, manufacture and sale of biopharmaceutical products. We are optimistic on Bristol-Myers Squibb because we view it as a well-diversified company with a solid drug pipeline trading at reasonable valuations. We also believe the market may have been underappreciating the company’s lung cancer drug, which could potentially be highly profitable with even a small percentage of market share.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Bank of America during the Reporting Period. Bank of America has a heightened level of interest rate exposure relative to its peers, which could put pressure on its margins as interest rates have fallen.

We eliminated the Fund’s position in cigarette manufacturer Philip Morris International. While we like the long-term prospects for the company’s iQos products, we had concerns about structural headwinds against cigarettes. Additionally, Philip Morris International had outperformed relative to other consumer staples companies during the Reporting Period, so we exited the position in favor of other risk/reward prospects.

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PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Kevin Martens was added as a co-lead portfolio manager of the Fund during the Reporting Period. Kevin is also a co-lead portfolio manager for Goldman Sachs Asset Management’s (“GSAM”) U.S. Equity ESG strategy and Focused Value strategy. He also has broad research responsibilities for the industrials sector across GSAM’s U.S. Large- and Mid-Cap Equity strategies. Before joining GSAM, Kevin spent four years at ClearBridge Investments, where he was a research analyst responsible for the materials sector. Prior to that, he was a research associate at Fred Alger Management covering industrials, and an investment banking associate at BMO Capital Markets. Kevin has 13 years of industry experience. He earned a BSBA in Finance and a BS in Accounting and Economics from Villanova University and an MBA from Columbia Business School. Kevin joined Charles “Brook” Dane, who continues to serve as portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in information technology, utilities and consumer discretionary increased. The Fund’s exposure to financials, health care, communication services, industrials and consumer staples decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had overweight positions relative to the Russell Index in the information technology and utilities sectors. On the same date, the Fund had underweight positions compared to the Russell Index in financials, industrials and health care and had rather neutral allocations relative to the Russell Index in communication services, consumer staples, energy, real estate, consumer discretionary and materials.

15

FUND BASICS

Large Cap Value Fund

as of August 31, 2020

TOP 10 HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Johnson & Johnson	3.6%	Pharmaceuticals
Walt Disney Co. (The)	2.9	Entertainment
Verizon Communications, Inc.	2.7	Diversified Telecommunication Services
JPMorgan Chase & Co.	2.7	Banks
NextEra Energy, Inc.	2.3	Electric Utilities
McDonald’s Corp.	2.0	Hotels, Restaurants & Leisure
Comcast Corp., Class A	2.0	Media
Walmart, Inc.	1.9	Food & Staples Retailing
Chevron Corp.	1.9	Oil, Gas & Consumable Fuels
Citigroup, Inc.	1.8	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	1.97%	5.62%	9.17%	—
Including sales charges	-3.63%	4.43%	8.55%	—

Class C
Excluding contingent deferred sales charges	1.21%	4.85%	8.36%	—
Including contingent deferred sales charges	0.20%	4.85%	8.36%	—

Institutional	2.26%	5.97%	9.56%	—

Service	1.80%	5.46%	9.02%	—

Investor	2.22%	5.89%	9.44%	—

Class R6 (Commenced July 31, 2015)	2.29%	6.04%	N/A	4.41%

Class R	1.70%	5.36%	8.89%	—

Class P (Commenced April 17, 2018)	2.29%	N/A	N/A	3.53%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of -0.41%, -1.14%, -0.03%, -0.52%, -0.16%, -0.05% , -0.65% and -0.02%, respectively. These returns compare to the -1.30% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted negative absolute returns but outperformed the Russell Index on a relative basis due primarily to effective stock selection overall. Sector allocation as a whole also added value to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s performance relative to the Russell Index was effective stock selection in industrials, information technology and real estate. Only partially offsetting these positive contributors were financials, materials and energy, which detracted as stock selection in each proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in truckload services company Old Dominion Freight Line, semiconductor company Marvell Technology Group and health care-related company Catalent.

Old Dominion Freight Line benefited during the Reporting Period from the shift toward online shopping for consumers, as the company’s shipping business grew during the COVID-19 pandemic. In its July 2020 earnings release, the company reported record operating revenue margins and reiterated the strength of its business, causing its shares to appreciate. At the end of the Reporting Period, we saw Old Dominion Freight Line as a company that should continue to deliver at a level above its peers, along with having an optimal path for organic growth ahead.

Marvell Technology Group’s stock had a volatile end to calendar year 2019 after strong performance in the first half of 2019. This was captured in its fourth quarter 2019 earnings announcement, as it performed in line with consensus estimates. After a slight drop due to the COVID-19-driven global economic shutdown, Marvell Technology Group benefited from solid trends in fifth generation (“5G”) deployment, strong design win momentum and storage wins within the cloud. At the end of the Reporting Period, we continued to like Marvell Technology Group given its long-term secular growth trends as well as the possibility for share buybacks following an extended

18

PORTFOLIO RESULTS

period of deleveraging. We also believed the company would be a beneficiary from deteriorating U.S.-China trade tensions, as it has not established business relations in that geographical area.

Catalent is a development and manufacturing partner for customers in the pharmaceutical, biopharmaceutical and health products industries. Its shares were supported during the Reporting Period by positive announcements of Catalent’s participation in various partnerships with developers of COVID-19 vaccine candidates as well as by strong earnings results throughout the Reporting Period. We viewed these partnership projects as big wins for a relatively small firm like Catalent and as stamps of approval for its capabilities.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in mortgage real estate investment trust (“REIT”) MFA Financial, oil and gas property owner and developer Viper Energy Partners LP and hotel REIT Ryman Hospitality Properties.

Prior to the outbreak of the COVID-19 pandemic, the Fund was overweight residential mortgage credit within the mortgage REIT universe given the health of the consumer and home prices. During a few trading days in late March 2020, investors fled to relative safety and sold out of companies holding non-government-backed securities. The significant drop in value of these securities, especially the speed of the dislocation, threatened mortgage REITs broadly, including MFA Financial, and their ability to meet margin calls. Based on our belief that the margin calls had created a situation where value was permanently impaired, we sold the Fund’s position in MFA Financial. (A margin call occurs when the value of an investor’s margin account falls below the broker’s required amount. An investor’s margin account contains securities bought with borrowed money. A margin call refers specifically to a broker’s demand that an investor deposit additional money or securities into the account so that it is brought up to the minimum value, known as the maintenance margin. A margin call is usually an indicator that one or more of the securities held in the margin account has decreased in value. When a margin call occurs, the investor must choose to either deposit more money in the account or sell some of the assets held in their account.)

Viper Energy Partners LP engages in the acquisition of oil and natural gas properties in the Permian Basin. Its stock trended downward in correlation with the energy sector broadly as a result of the decline in crude oil prices during the first quarter of 2020. Ultimately, we decided to exit the Fund’s position in the company and to allocate the capital to what we viewed as more attractive risk/reward opportunities as the outlook for the oil market was unpredictable at the time of sale.

Shares of Ryman Hospitality Properties came under pressure in March 2020 after the company was forced to shut down its hotels due to COVID-19. By June 2020, the company had started reopening its major hotels and shared that its management was encouraged by the level of bookings for the summer. At the end of the Reporting Period, we continued to monitor the position but remained optimistic about the REIT’s prospects once its hotels are reopened more broadly and higher levels of consumer travel resume.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in direct banking and payment services company Discover Financial Services. We had decided to add this company to the Fund’s portfolio as a pure play on the U.S. consumer, which was strong at the end of 2019 given low unemployment and rather steady U.S. economic growth. During the first quarter of 2020, its shares came under pressure with the financials sector broadly as the condition of the U.S. consumer deteriorated and the lower interest rate backdrop created a challenge for profit margins. Although the company did not rebound to trading at pre-pandemic levels by the end of the Reporting Period, it did make a nice recovery off its absolute lows in March 2020. At the end of the Reporting Period, we remained confident in Discover Financial Services, as we believed its risk/reward outlook was positive given the compressed valuation multiple and solid levels of organic loan growth that we believe may well be supported moving forward by increased spending on technology.

We established a Fund position in Welltower, a REIT that invests in senior housing, assisted living and memory care facilities, post-acute care facilities and medical office buildings. We initiated the position given long-term secular growth in the industry based on an aging demographic. We

19

PORTFOLIO RESULTS

felt the share price pullback resulting from COVID-19 created an attractive entry point into the stock.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Ventas, a REIT that owns senior housing communities, skilled nursing facilities, hospitals and medical office buildings. While we continued to like some of the secular growth trends Ventas is exposed to, we had concerns that its stock would continue to trade at a discount to its peers for the near future and thus decided to sell in favor of a position in Welltower.

We exited the Fund’s position in Fidelity National Information Services, a payment processing and technology company. While we continued to like its business model and exposure to innovation in the payments industry, we sold the position as the significant increase in its market capitalization following its acquisition of Worldpay and from market appreciation caused the name to be less suitable for the Fund’s mid-cap value portfolio, in our opinion.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in financials, industrials and communication services increased. The Fund’s exposure to the information technology and materials sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had an overweight position relative to the Russell Index in communication services and an underweight position compared to the Russell Index in energy. The Fund was rather neutrally weighted to the remaining nine sectors in the Russell Index at the end of the Reporting Period.

20

FUND BASICS

Mid Cap Value Fund

as of August 31, 2020

TOP 10 HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Zimmer Biomet Holdings, Inc.	2.1%	Health Care Equipment & Supplies
AMETEK, Inc.	1.8	Electrical Equipment
Stanley Black & Decker, Inc.	1.7	Machinery
Marvell Technology Group Ltd.	1.7	Semiconductors & Semiconductor Equipment
ITT, Inc.	1.6	Machinery
Old Dominion Freight Line, Inc.	1.5	Road & Rail
M&T Bank Corp.	1.5	Banks
Rockwell Automation, Inc.	1.5	Electrical Equipment
Corteva, Inc.	1.4	Chemicals
Ameren Corp.	1.4	Multi-Utilities

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $10,000 investment made on September 1, 2010 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-0.41%	5.17%	9.49%	—
Including sales charges	-5.87%	3.99%	8.88%	—

Class C
Excluding contingent deferred sales charges	-1.14%	4.39%	8.68%	—
Including contingent deferred sales charges	-2.13%	4.39%	8.68%	—

Institutional	-0.03%	5.59%	9.93%	—

Service	-0.52%	5.06%	9.39%	—

Investor	-0.16%	5.44%	9.77%	—

Class R6 (Commenced July 31, 2015)	-0.05%	5.59%	N/A	4.46%

Class R	-0.65%	4.91%	9.22%	—

Class P (Commenced April 17, 2018)	-0.02%	N/A	N/A	3.23%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -9.92%, -10.61%, -9.60%, -10.04%, -9.70%, -9.58%, -10.16% and -9.56%, respectively. These returns compare to the -6.13% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole also detracted from the Fund’s relative performance, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Weak stock selection in the materials, health care and real estate sectors detracted most from the Fund’s performance relative to the Russell Index. Partially offsetting these detractors was effective stocks selection in the financials sector, which contributed positively. Having an overweight to consumer discretionary, which outperformed the Russell Index during the Reporting Period, and having an underweight to communication services, which underperformed the Russell Index during the Reporting Period, also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in mortgage real estate investment trusts (“REITs”) Redwood Trust and MFA Financial and in oil and gas property owner and developer Viper Energy Partners LP.

Prior to the outbreak of the COVID-19 pandemic, the Fund was overweight residential mortgage credit within the mortgage REIT universe given the health of the consumer and home prices. During a few trading days in late March 2020, investors fled to relative safety and sold out of companies holding non-government-backed securities. The significant drop in value of these securities, especially the speed of the dislocation, threatened mortgage REITs broadly, including Redwood Trust and MFA Financial, and their ability to meet margin calls. Based on our belief that the margin calls had created a situation where value was permanently impaired, we sold the Fund’s positions in Redwood Trust and MFA Financial. (A margin call occurs when the value of an investor’s margin account falls below the broker’s required amount. An investor’s margin account contains securities bought with borrowed money. A margin call refers specifically to a broker’s demand that an investor deposit additional money or securities into the account so that it is brought up to the minimum value, known as

23

PORTFOLIO RESULTS

the maintenance margin. A margin call is usually an indicator that one or more of the securities held in the margin account has decreased in value. When a margin call occurs, the investor must choose to either deposit more money in the account or sell some of the assets held in their account.)

Viper Energy Partners LP engages in the acquisition of oil and natural gas properties in the Permian Basin. Its stock trended downward in correlation with the energy sector broadly as a result of the decline in crude oil prices during the first quarter of 2020. Despite being a top detractor from the Fund’s performance during the Reporting Period, we believed at the end of the Reporting Period that Viper Energy Partners LP had more attractive total return opportunities within the energy sector relative to many of its peers given its higher profit margin structure, and thus we held the position as of the end of August 2020.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Kinsale Capital Group, Emergent BioSolutions and Palomar Holdings.

Kinsale Capital Group is a property and casualty insurance provider that has found its niche in providing coverage for specialty risks, such as excess and surplus personal lines. The company was able to sustain its top-line growth amidst the economic slowdown during the Reporting Period, with its losses largely unaffected by COVID-19-related events. The company reported strong second quarter 2020 earnings on the last trading day of July, causing its shares to appreciate. At the end of the Reporting Period, we continued to like the company given its strong performance during the Reporting Period and the market in which Kinsale Capital Group operates having barriers to entry.

Emergent BioSolutions is engaged in the development, manufacture and commercialization of medical countermeasures. Its shares finished 2019 strong after being awarded a 10-year contract with the U.S. Department of Health and Human Services for the supply of ACAM2000, a smallpox vaccine. The company also reported better than market expected third quarter 2019 earnings that beat on both the top and bottom line. Its shares came under slight pressure amidst the COVID-19 pandemic but continued to rally with the broader health care sector. At the end of the Reporting Period, we were optimistic on the company’s value proposition, as COVID-19 highlighted the need for stockpiling countermeasures.

Going public for the first time during the Reporting Period, Palomar Holdings provides specialty insurance solutions, including for earthquakes and floods. Its shares were supported by solid earnings in the second quarter of 2020, which beat market expectations on earnings per share. At the end of the Reporting Period, we remained optimistic on Palomar Holdings given what we see as its differentiated business model and rapid growth. We believed its recent capital raises may well help support that growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in industrial properties manager Terreno Realty. The company has a focused strategy with assets in core coastal markets, which we believe may be a winner in the long term with gaining trends toward e-commerce. Previously, the Fund did not own the stock due to our valuation concerns, but the market weakness experienced during the first quarter of 2020 gave us what we saw as an attractive entry point to the company’s stock.

We established a Fund position in One Gas, a utilities company that engages in the provision of natural gas distribution services in the southern region of the U.S. We believe this is a high quality, regulated gas utility that could produce stable growth in line with its peers. When we met with its management team in December 2019, we found them to be focused on a conservative business model, which we viewed positively.

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in communications equipment company Lumentum Holdings. Given the company’s solid performance and expanded valuations, we sold the position in favor of what we believed to be better risk/reward opportunities elsewhere.

We eliminated the Fund’s position in New Jersey Resources, a utilities company that distributes natural gas to residential and commercial customers in New Jersey. We had started trimming the position when its management abruptly began investing in unregulated segments, which we believe are lower quality than regulated segments. We then sold the position completely, as we viewed this management action as outside of the company’s core strategy.

24

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in real estate and consumer discretionary increased, and its allocation compared to the Russell Index in consumer staples and communication services decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund was overweight compared to the Russell Index in consumer discretionary and information technology, was underweight compared to the Russell Index in communication services and was rather neutrally weighted to the remaining eight sectors in the Russell Index.

25

FUND BASICS

Small Cap Value Fund

as of August 31, 2020

TOP 10 HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

STAG Industrial, Inc. REIT	1.3%	Equity Real Estate Investment Trusts (REITs)
KBR, Inc.	1.2	IT Services
Darling Ingredients, Inc.	1.2	Food Products
Terreno Realty Corp. REIT	1.0	Equity Real Estate Investment Trusts (REITs)
Meritage Homes Corp.	1.0	Household Durables
Performance Food Group Co.	1.0	Food & Staples Retailing
Stifel Financial Corp.	1.0	Capital Markets
Avient Corp.	1.0	Chemicals
ONE Gas, Inc.	0.9	Gas Utilities
South State Corp.	0.9	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-9.92%	3.24%	9.28%	—
Including sales charges	-14.86%	2.08%	8.67%	—

Class C
Excluding contingent deferred sales charges	-10.61%	2.47%	8.47%	—
Including contingent deferred sales charges	-11.50%	2.47%	8.47%	—

Institutional	-9.60%	3.64%	9.72%	—

Service	-10.04%	3.13%	9.17%	—

Investor	-9.70%	3.50%	9.56%	—

Class R6 (Commenced July 31, 2015)	-9.58%	3.66%	N/A	2.46%

Class R	-10.16%	2.99%	9.01%	—

Class P (Commenced April 17, 2018)	-9.56%	N/A	N/A	-6.12%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

27

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of September 30, 2019, the capitalization range of the companies in these indexes was between $34 million and $46.228 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -3.56%, -4.36%, -3.26%, -3.32%, -3.17%, -3.85% and -3.17%, respectively. These returns compare to the -4.95% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted negative absolute returns but outperformed the Russell Index on a relative basis during the Reporting Period due primarily to effective stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology and industrials sectors contributed most positively to the Fund’s performance relative to the Russell Index. Only partially offsetting these positive contributors was challenging stock selection in the energy, materials and communication services sectors, which detracted. Having an underweighted allocation to communication services, which outperformed the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in truckload services company Old Dominion Freight Line, health care-related company Catalent and residential properties developer Meritage Homes.

Old Dominion Freight Line benefited during the Reporting Period from the shift toward online shopping for consumers, as the company’s shipping business grew during the COVID-19 pandemic. In its July 2020 earnings release, the company reported record operating revenue margins and reiterated the strength of its business, causing its shares to appreciate. At the end of the Reporting Period, we saw Old Dominion Freight Line as a company that should continue to deliver at a level above its peers, along with having an optimal path for organic growth ahead.

Catalent is a development and manufacturing partner for customers in the pharmaceutical, biopharmaceutical and health products industries. Its shares were supported during the Reporting Period by positive announcements of Catalent’s participation in various partnerships with developers of COVID-19 vaccine candidates as well as by strong earnings results throughout the Reporting Period. We viewed these partnership projects as big wins for a relatively

28

PORTFOLIO RESULTS

small firm like Catalent and as stamps of approval for its capabilities.

Meritage Homes, a new purchase for the Fund during the Reporting Period, did not experience a significant decrease in demand during the COVID-19 pandemic as of the end of August 2020, as its order cancellation rates were relatively flat in comparison with previous years during the Reporting Period. Indeed, the company benefited from the rebound of homebuilders broadly, which were initially punished by the market at the onset of the pandemic. Meritage Homes manufactures spec, or model, homes, which have been heavily utilized for viewings during this time of social distancing. At the end of the Reporting Period, we believed Meritage Homes was well positioned for entry-level homes and had favorable geographic exposure to the U.S. Sunbelt region.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in mortgage real estate investment trusts (“REITs”) Redwood Trust and MFA Financial and in oil and gas property owner and developer Viper Energy Partners LP.

Prior to the outbreak of the COVID-19 pandemic, the Fund was overweight residential mortgage credit within the mortgage REIT universe given the health of the consumer and home prices. During a few trading days in late March 2020, investors fled to relative safety and sold out of companies holding non-government-backed securities. The significant drop in value of these securities, especially the speed of the dislocation, threatened mortgage REITs broadly, including Redwood Trust and MFA Financial, and their ability to meet margin calls. Based on our belief that the margin calls had created a situation where value was permanently impaired, we sold the Fund’s positions in Redwood Trust and MFA Financial. (A margin call occurs when the value of an investor’s margin account falls below the broker’s required amount. An investor’s margin account contains securities bought with borrowed money. A margin call refers specifically to a broker’s demand that an investor deposit additional money or securities into the account so that it is brought up to the minimum value, known as the maintenance margin. A margin call is usually an indicator that one or more of the securities held in the margin account has decreased in value. When a margin call occurs, the investor must choose to either deposit more money in the account or sell some of the assets held in their account.)

Viper Energy Partners LP engages in the acquisition of oil and natural gas properties in the Permian Basin. Its stock trended downward in correlation with the energy sector broadly as a result of the decline in crude oil prices during the first quarter of 2020. Despite being a top detractor from the Fund’s performance during the Reporting Period, we believed at the end of the Reporting Period that Viper Energy Partners LP had more attractive total return opportunities within the energy sector relative to many of its peers given its higher profit margin structure, and thus we held the position as of the end of August 2020.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Meritage Homes, mentioned earlier, we initiated a Fund position in Performance Food Group during the Reporting Period. We believe the company, which markets and distributes food and food-related products, took the correct course of action in the spring of 2020 when it cut expenses and deferred executive compensation to remain competitive. We view the name optimistically, as we believe the company is well positioned to succeed and surpass its peers in the food industry.

Conversely, in addition to the sales mentioned earlier, we sold the Fund’s position in Leidos Holdings, an outsourced information technology company that services intelligence surveillance and cybersecurity. We decided to exit the position for other opportunities in the cybersecurity space with what we believed were more favorable risk-adjusted returns.

We exited the Fund’s position in commercial bank Synovus Financial during the Reporting Period. We decided to sell the stock following credit challenges after its acquisition of Florida Community Bank. We also had concerns around a lack of near-term earnings visibility and heightened expenses.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

29

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in financials increased, and its allocation compared to the Russell Index in industrials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2020?

A	At the end of August 2020, the Fund had an underweight position compared to the Russell Index in communication services and was rather neutrally weighted in the remaining 10 sectors of the Russell Index.

30

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2020

TOP 10 HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business

Catalent, Inc.	1.4%	Pharmaceuticals
Timken Co. (The)	1.1	Machinery
Camden Property Trust REIT	1.1	Equity Real Estate Investment Trusts (REITs)
Equity LifeStyle Properties, Inc. REIT	1.0	Equity Real Estate Investment Trusts (REITs)
Meritage Homes Corp.	1.0	Household Durables
AECOM	1.0	Construction & Engineering
Old Dominion Freight Line, Inc.	1.0	Road & Rail
CyrusOne, Inc. REIT	0.9	Equity Real Estate Investment Trusts (REITs)
Ashland Global Holdings, Inc.	0.9	Chemicals
Performance Food Group Co.	0.9	Food & Staples Retailing

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2020

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/ or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	-3.56%	4.55%	4.42%
Including sales charges	-8.87%	3.37%	3.53%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	-4.36%	3.77%	3.66%
Including contingent deferred sales charges	-5.31%	3.77%	3.66%

Institutional (Commenced January 31, 2014)	-3.26%	4.96%	4.86%

Investor (Commenced January 31, 2014)	-3.32%	4.82%	4.69%

Class R6 (Commenced July 31, 2015)	-3.17%	4.98%	3.74%

Class R (Commenced January 31, 2014)	-3.85%	4.29%	4.17%

Class P (Commenced April 17, 2018)	-3.17%	N/A	-1.99%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

32

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 0.7%
7,519	Northrop Grumman Corp.	$2,576,085

Banks – 6.4%
128,807	Citigroup, Inc.	6,584,614
111,451	JPMorgan Chase & Co.	11,166,276
45,116	M&T Bank Corp.	4,658,678

		22,409,568

Beverages – 1.7%
122,524	Coca-Cola Co. (The)	6,068,614

Biotechnology – 1.1%
15,806	Amgen, Inc.	4,003,976

Capital Markets – 5.4%
6,946	BlackRock, Inc.	4,127,243
23,702	CME Group, Inc.	4,168,471
126,489	Morgan Stanley	6,610,315
39,698	Singapore Exchange Ltd. ADR (Singapore)	3,832,842

		18,738,871

Chemicals – 3.4%
17,001	Ecolab, Inc.	3,350,557
34,381	Linde PLC (United Kingdom)	8,586,311

		11,936,868

Commercial Services & Supplies – 1.4%
54,390	Republic Services, Inc.	5,043,041

Communications Equipment – 1.3%
63,099	Cisco Systems, Inc.	2,664,040
73,501	Juniper Networks, Inc.	1,837,525

		4,501,565

Construction & Engineering – 0.6%
92,381	Vinci SA ADR (France)	2,166,334

Consumer Finance – 1.4%
46,855	American Express Co.	4,759,999

Containers & Packaging – 0.9%
89,292	International Paper Co.	3,238,621

Diversified Telecommunication Services – 3.2%
188,382	Verizon Communications, Inc.	11,165,401

Electric Utilities – 1.9%
11,513	NextEra Energy, Inc.	3,214,084
50,502	Xcel Energy, Inc.	3,508,627

		6,722,711

Electrical Equipment – 1.6%
55,385	Eaton Corp. PLC	5,654,808

Electronic Equipment, Instruments & Components – 1.4%
55,878	National Instruments Corp.	2,005,462
30,639	TE Connectivity Ltd.	2,959,727

		4,965,189

Common Stocks – (continued)
Entertainment – 2.1%
55,332	Walt Disney Co. (The)	7,296,631

Equity Real Estate Investment Trusts (REITs) – 3.9%
8,967	Alexandria Real Estate Equities, Inc. REIT	1,509,863
10,433	American Tower Corp. REIT	2,599,382
71,380	Duke Realty Corp. REIT	2,751,699
106,177	Hudson Pacific Properties, Inc. REIT	2,493,036
42,503	Prologis, Inc. REIT	4,329,356

		13,683,336

Food & Staples Retailing – 3.2%
69,164	Kroger Co. (The)	2,467,772
62,118	Walmart, Inc.	8,625,084

		11,092,856

Food Products – 1.0%
56,980	Mondelez International, Inc., Class A	3,328,772

Health Care Equipment & Supplies – 3.9%
85,218	Medtronic PLC	9,158,378
30,518	Zimmer Biomet Holdings, Inc.	4,299,376

		13,457,754

Health Care Providers & Services – 2.8%
89,941	CVS Health Corp.	5,587,135
9,878	Humana, Inc.	4,101,049

		9,688,184

Hotels, Restaurants & Leisure – 2.0%
32,453	McDonald’s Corp.	6,929,365

Household Products – 2.7%
11,387	Kimberly-Clark Corp.	1,796,413
55,245	Procter & Gamble Co. (The)	7,642,041

		9,438,454

Industrial Conglomerates – 1.2%
25,332	Honeywell International, Inc.	4,193,713

Insurance – 1.9%
23,897	Chubb Ltd.	2,987,125
32,812	Travelers Cos., Inc. (The)	3,807,504

		6,794,629

IT Services – 2.8%
23,914	Accenture PLC, Class A	5,737,686
26,020	Fidelity National Information Services, Inc.	3,925,117

		9,662,803

Machinery – 2.9%
21,336	Deere & Co.	4,481,840
28,503	Illinois Tool Works, Inc.	5,630,768

		10,112,608

Media – 1.9%
146,987	Comcast Corp., Class A	6,586,487

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – 1.4%
82,443	Rio Tinto PLC ADR (Australia)	$5,047,985

Multi-Utilities – 4.4%
59,792	Ameren Corp.	4,730,145
36,229	CMS Energy Corp.	2,191,492
56,980	National Grid PLC ADR (United Kingdom)(a)	3,218,231
42,965	Sempra Energy	5,312,622

		15,452,490

Oil, Gas & Consumable Fuels – 3.9%
102,697	Chevron Corp.	8,619,359
36,423	ConocoPhillips	1,380,068
126,204	Royal Dutch Shell PLC, Class B ADR (Netherlands)	3,546,332

		13,545,759

Pharmaceuticals – 7.9%
44,268	AstraZeneca PLC ADR (United Kingdom)	2,479,008
72,315	Bristol-Myers Squibb Co.	4,497,993
44,670	Eli Lilly and Co.	6,628,581
91,161	Johnson & Johnson	13,985,009

		27,590,591

Road & Rail – 1.0%
18,928	Union Pacific Corp.	3,642,504

Semiconductors & Semiconductor Equipment – 5.1%
26,365	Analog Devices, Inc.	3,081,541
54,244	Intel Corp.	2,763,732
74,463	Marvell Technology Group Ltd.	2,887,675
28,473	QUALCOMM, Inc.	3,391,135
39,754	Texas Instruments, Inc.	5,651,031

		17,775,114

Software – 1.7%
26,223	Microsoft Corp.	5,914,073

Specialty Retail – 3.5%
25,792	Home Depot, Inc. (The)	7,351,752
29,355	Lowe’s Cos., Inc.	4,834,475

		12,186,227

Technology Hardware, Storage & Peripherals – 2.9%
77,296	Apple, Inc.	9,974,276

Tobacco – 1.0%
42,308	Philip Morris International, Inc.	3,375,755

Water Utilities – 1.9%
47,581	American Water Works Co., Inc.	6,725,098

TOTAL COMMON STOCKS
(Cost $293,339,471)		$347,447,115

Shares	Dividend Rate	Value

Investment Company – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,485,827	0.027%	$1,485,827
(Cost $1,485,827)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $294,825,298)		$348,932,942

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
600,080	0.027%	$600,080
(Cost $600,080)

TOTAL INVESTMENTS – 100.0%
(Cost $295,425,378)		$349,533,022

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		90,749

NET ASSETS – 100.0%		$349,623,771

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 98.9%
Auto Components – 2.6%
2,915	Aptiv PLC	$251,040

Banks – 7.8%
3,659	Citigroup, Inc.	187,048
3,042	JPMorgan Chase & Co.	304,778
11,280	Wells Fargo & Co.	272,412

		764,238

Beverages – 2.9%
5,659	Coca-Cola Co. (The)	280,290

Capital Markets – 2.6%
2,388	Intercontinental Exchange, Inc.	253,677

Chemicals – 4.5%
999	Ecolab, Inc.	196,883
985	Linde PLC (United Kingdom)	245,994

		442,877

Commercial Services & Supplies – 2.1%
2,104	Waste Connections, Inc.	210,463

Construction Materials – 1.7%
831	Martin Marietta Materials, Inc.	168,585

Consumer Finance – 2.8%
2,719	American Express Co.	276,223

Electric Utilities – 3.1%
1,085	NextEra Energy, Inc.	302,899

Entertainment – 3.9%
2,930	Walt Disney Co. (The)	386,379

Equity Real Estate Investment Trusts (REITs) – 5.0%
1,867	Alexandria Real Estate Equities, Inc. REIT	314,366
1,138	AvalonBay Communities, Inc. REIT	179,872

		494,238

Food & Staples Retailing – 3.1%
2,169	Walmart, Inc.	301,166

Food Products – 2.6%
4,361	Mondelez International, Inc., Class A	254,770

Health Care Equipment & Supplies – 3.7%
2,566	Zimmer Biomet Holdings, Inc.	361,498

Health Care Providers & Services – 3.0%
705	Humana, Inc.	292,695

Hotels, Restaurants & Leisure – 1.6%
3,145	Las Vegas Sands Corp.	159,483

Industrial Conglomerates – 6.0%
38,841	General Electric Co.	246,252
2,063	Honeywell International, Inc.	341,530

		587,782

Interactive Media & Services – 2.8%
171	Alphabet, Inc., Class A*	278,650

Machinery – 6.4%
1,292	Deere & Co.	271,397
778	Illinois Tool Works, Inc.	153,694

Common Stocks – (continued)
Machinery – (continued)
1,237	Stanley Black & Decker, Inc.	199,528

		624,619

Multi-Utilities – 3.7%
4,594	Ameren Corp.	363,431

Oil, Gas & Consumable Fuels – 4.6%
3,150	Cheniere Energy, Inc.*	163,958
3,436	Chevron Corp.	288,383

		452,341

Pharmaceuticals – 8.9%
3,687	Bristol-Myers Squibb Co.	229,331
1,294	Eli Lilly and Co.	192,017
2,917	Johnson & Johnson	447,497

		868,845

Road & Rail – 3.6%
1,833	Union Pacific Corp.	352,742

Semiconductors & Semiconductor Equipment – 3.3%
2,307	Texas Instruments, Inc.	327,940

Software – 4.5%
487	Intuit, Inc.	168,205
1,222	Microsoft Corp.	275,598

		443,803

Technology Hardware, Storage & Peripherals – 2.1%
1,568	Apple, Inc.	202,335

TOTAL COMMON STOCKS
(Cost $8,707,624)		$9,703,009

Shares	Dividend Rate	Value

Investment Company – 1.2%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
116,661	0.027%	$116,661
(Cost $116,661)

TOTAL INVESTMENTS – 100.1%
(Cost $8,824,285)		$9,819,670

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(10,436)

NET ASSETS – 100.0%		$9,809,234

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 0.9%
20,879	Boeing Co. (The)	$3,587,430

Auto Components – 1.4%
63,998	Aptiv PLC	5,511,508

Automobiles – 0.8%
108,717	General Motors Co.	3,221,285

Banks – 7.0%
142,956	Citigroup, Inc.	7,307,911
105,997	JPMorgan Chase & Co.	10,619,839
29,039	M&T Bank Corp.	2,998,567
281,831	Wells Fargo & Co.	6,806,219

		27,732,536

Beverages – 2.7%
130,550	Coca-Cola Co. (The)	6,466,142
23,359	Constellation Brands, Inc., Class A	4,309,268

		10,775,410

Biotechnology – 1.0%
21,599	Agios Pharmaceuticals, Inc.*	885,775
10,320	BioMarin Pharmaceutical, Inc.*	805,270
2,078	Regeneron Pharmaceuticals, Inc.*	1,288,214
7,040	Sarepta Therapeutics, Inc.*	1,030,797

		4,010,056

Capital Markets – 3.9%
11,600	BlackRock, Inc.	6,892,604
35,439	Intercontinental Exchange, Inc.	3,764,685
90,637	Morgan Stanley	4,736,690

		15,393,979

Chemicals – 2.9%
22,196	Ecolab, Inc.	4,374,388
28,629	Linde PLC (United Kingdom)	7,149,806

		11,524,194

Commercial Services & Supplies – 0.8%
31,199	Waste Connections, Inc.	3,120,836

Communications Equipment – 1.5%
80,878	Cisco Systems, Inc.	3,414,669
93,597	Juniper Networks, Inc.	2,339,925

		5,754,594

Construction Materials – 0.8%
14,640	Martin Marietta Materials, Inc.	2,970,017

Consumer Finance – 1.5%
57,518	American Express Co.	5,843,254

Containers & Packaging – 0.9%
34,639	Packaging Corp. of America	3,506,852

Diversified Financial Services – 1.4%
26,159	Berkshire Hathaway, Inc., Class B*	5,703,708

Diversified Telecommunication Services – 2.7%
182,074	Verizon Communications, Inc.	10,791,526

Common Stocks – (continued)
Electric Utilities – 3.6%
32,479	NextEra Energy, Inc.	9,067,162
76,718	Xcel Energy, Inc.	5,329,983

		14,397,145

Electronic Equipment, Instruments & Components – 0.7%
82,398	National Instruments Corp.	2,957,264

Entertainment – 3.7%
20,959	Electronic Arts, Inc.*	2,923,152
88,397	Walt Disney Co. (The)	11,656,912

		14,580,064

Equity Real Estate Investment Trusts (REITs) – 4.6%
19,599	Alexandria Real Estate Equities, Inc. REIT	3,300,080
25,919	AvalonBay Communities, Inc. REIT	4,096,757
40,799	Extra Space Storage, Inc. REIT	4,347,134
39,999	Prologis, Inc. REIT	4,074,298
45,147	Welltower, Inc. REIT	2,596,855

		18,415,124

Food & Staples Retailing – 1.9%
55,118	Walmart, Inc.	7,653,134

Food Products – 1.2%
79,118	Mondelez International, Inc., Class A	4,622,074

Gas Utilities – 0.7%
27,119	Atmos Energy Corp.	2,707,019

Health Care Equipment & Supplies – 2.9%
133,048	Boston Scientific Corp.*	5,457,629
42,559	Zimmer Biomet Holdings, Inc.	5,995,712

		11,453,341

Health Care Providers & Services – 2.1%
65,729	CVS Health Corp.	4,083,086
10,320	Humana, Inc.	4,284,554

		8,367,640

Hotels, Restaurants & Leisure – 3.8%
50,398	Hilton Worldwide Holdings, Inc.	4,553,964
49,279	Las Vegas Sands Corp.	2,498,938
36,639	McDonald’s Corp.	7,823,159

		14,876,061

Household Products – 1.6%
46,559	Procter & Gamble Co. (The)	6,440,506

Industrial Conglomerates – 2.9%
826,990	General Electric Co.	5,243,117
36,719	Honeywell International, Inc.	6,078,830

		11,321,947

Insurance – 3.0%
43,679	Allstate Corp. (The)	4,062,147
53,358	American Financial Group, Inc.	3,566,982
35,359	Chubb Ltd.	4,419,875

		12,049,004

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Interactive Media & Services – 1.4%
3,360	Alphabet, Inc., Class A*	$5,475,221

IT Services – 3.2%
62,878	Cognizant Technology Solutions Corp., Class A	4,204,023
36,799	Fidelity National Information Services, Inc.	5,551,129
13,040	Visa, Inc., Class A	2,764,350

		12,519,502

Life Sciences Tools & Services – 0.7%
28,879	Agilent Technologies, Inc.	2,900,029

Machinery – 4.2%
33,977	Deere & Co.	7,137,209
23,519	Illinois Tool Works, Inc.	4,646,178
30,780	Stanley Black & Decker, Inc.	4,964,814

		16,748,201

Media – 2.0%
172,555	Comcast Corp., Class A	7,732,189

Multi-Utilities – 2.0%
53,118	Ameren Corp.	4,202,165
61,918	CMS Energy Corp.	3,745,420

		7,947,585

Oil, Gas & Consumable Fuels – 4.1%
48,239	Cheniere Energy, Inc.*	2,510,840
87,997	Chevron Corp.	7,385,588
113,757	ConocoPhillips	4,310,253
46,159	Exxon Mobil Corp.	1,843,590

		16,050,271

Pharmaceuticals – 5.9%
92,549	Bristol-Myers Squibb Co.	5,756,548
23,676	Eli Lilly and Co.	3,513,281
93,197	Johnson & Johnson	14,297,352

		23,567,181

Road & Rail – 3.0%
22,479	Norfolk Southern Corp.	4,777,462
37,179	Union Pacific Corp.	7,154,727

		11,932,189

Semiconductors & Semiconductor Equipment – 4.4%
46,239	Intel Corp.	2,355,877
65,103	Marvell Technology Group Ltd.	2,524,694
33,128	NXP Semiconductors NV (Netherlands)	4,166,177
34,094	QUALCOMM, Inc.	4,060,596
29,313	Texas Instruments, Inc.	4,166,843

		17,274,187

Software – 1.4%
7,440	Intuit, Inc.	2,569,702
13,200	Microsoft Corp.	2,976,996

		5,546,698

Specialty Retail – 2.2%
27,759	Lowe’s Cos., Inc.	4,571,630
5,120	O’Reilly Automotive, Inc.*	2,384,025
21,359	Ross Stores, Inc.	1,945,378

		8,901,033

Technology Hardware, Storage & Peripherals – 0.8%
23,660	Apple, Inc.	3,053,086

Water Utilities – 1.0%
29,119	American Water Works Co., Inc.	4,115,679

TOTAL COMMON STOCKS
(Cost $347,865,758)		$393,050,559

Shares	Dividend Rate	Value

Investment Company – 0.8%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,050,807	0.027%	$3,050,807
(Cost $3,050,807)

TOTAL INVESTMENTS – 100.0%
(Cost $350,916,565)		$396,101,366

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		277,248

NET ASSETS – 100.0%		$396,378,614

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 1.3%
35,451	L3Harris Technologies, Inc.	$6,407,414
13,009	TransDigm Group, Inc.	6,500,207

		12,907,621

Airlines – 0.9%
254,433	United Airlines Holdings, Inc.*	9,159,588

Auto Components – 1.2%
133,466	Aptiv PLC	11,494,092

Banks – 5.2%
157,092	Citizens Financial Group, Inc.	4,063,970
184,740	East West Bancorp, Inc.	6,794,737
45,236	First Republic Bank	5,107,597
140,359	M&T Bank Corp.	14,493,470
199,391	Pinnacle Financial Partners, Inc.	7,965,670
46,462	SVB Financial Group *	11,865,466

		50,290,910

Beverages – 1.4%
126,307	Coca-Cola European Partners PLC (United Kingdom)	5,198,796
45,714	Constellation Brands, Inc., Class A	8,433,319

		13,632,115

Biotechnology – 1.1%
78,911	Agios Pharmaceuticals, Inc.*	3,236,140
92,953	Immunomedics, Inc.*	4,141,986
19,571	Sarepta Therapeutics, Inc.*	2,865,586

		10,243,712

Building Products – 0.9%
77,421	Trane Technologies PLC	9,165,872

Capital Markets – 3.1%
203,329	Bank of New York Mellon Corp. (The)	7,519,106
147,125	E*TRADE Financial Corp.	7,959,463
57,177	Evercore, Inc., Class A	3,538,113
85,867	Raymond James Financial, Inc.	6,501,849
32,367	T. Rowe Price Group, Inc.	4,505,810

		30,024,341

Chemicals – 2.3%
115,252	Ashland Global Holdings, Inc.	8,492,920
471,869	Corteva, Inc.	13,471,860

		21,964,780

Communications Equipment – 2.5%
217,619	Juniper Networks, Inc.	5,440,475
50,668	Motorola Solutions, Inc.	7,840,873
802,777	Viavi Solutions, Inc.*	10,705,031

		23,986,379

Construction Materials – 0.8%
39,995	Martin Marietta Materials, Inc.	8,113,786

Common Stocks – (continued)
Consumer Finance – 1.6%
146,532	Ally Financial, Inc.	3,352,652
231,660	Discover Financial Services	12,296,513

		15,649,165

Containers & Packaging – 2.6%
164,763	Ball Corp.	13,242,002
115,698	Packaging Corp. of America	11,713,266

		24,955,268

Diversified Financial Services – 0.5%
97,306	Voya Financial, Inc.	5,051,154

Electric Utilities – 1.7%
61,741	Eversource Energy	5,291,821
160,998	Xcel Energy, Inc.	11,185,336

		16,477,157

Electrical Equipment – 3.3%
178,608	AMETEK, Inc.	17,985,826
61,529	Rockwell Automation, Inc.	14,184,280

		32,170,106

Electronic Equipment, Instruments & Components – 0.6%
156,331	National Instruments Corp.	5,610,720

Entertainment – 1.8%
253,459	Liberty Media Corp.-Liberty Formula One, Class C*	9,879,832
128,515	Live Nation Entertainment, Inc.*	7,299,652

		17,179,484

Equity Real Estate Investment Trusts (REITs) – 10.0%
59,225	Alexandria Real Estate Equities, Inc. REIT	9,972,306
57,794	AvalonBay Communities, Inc. REIT	9,134,920
72,514	Camden Property Trust REIT	6,594,423
65,896	CyrusOne, Inc. REIT	5,504,293
118,722	Duke Realty Corp. REIT	4,576,733
127,409	Equity LifeStyle Properties, Inc. REIT	8,445,943
28,924	Essex Property Trust, Inc. REIT	6,262,335
331,664	Healthpeak Properties, Inc. REIT	9,167,193
172,276	Hudson Pacific Properties, Inc. REIT	4,045,040
248,925	Invitation Homes, Inc. REIT	7,126,723
141,559	MGM Growth Properties LLC, Class A REIT	3,973,561
64,572	Prologis, Inc. REIT	6,577,304
114,294	Ryman Hospitality Properties, Inc. REIT	4,361,459
207,085	Welltower, Inc. REIT	11,911,529

		97,653,762

Food & Staples Retailing – 0.5%
124,692	Grocery Outlet Holding Corp.*	5,128,582

Food Products – 2.5%
119,468	Conagra Brands, Inc.	4,582,792
39,656	McCormick & Co., Inc.	8,177,067
470,936	Nomad Foods Ltd. (United Kingdom)*	11,613,282

		24,373,141

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Gas Utilities – 1.0%
95,794	Atmos Energy Corp.	$9,562,157

Health Care Equipment & Supplies – 3.1%
29,868	Cooper Cos., Inc. (The)	9,389,902
147,529	Zimmer Biomet Holdings, Inc.	20,783,885

		30,173,787

Health Care Providers & Services – 1.0%
84,765	Centene Corp.*	5,197,790
45,088	Quest Diagnostics, Inc.	5,015,589

		10,213,379

Health Care Technology – 0.8%
583,824	Change Healthcare, Inc.*	8,261,110

Hotels, Restaurants & Leisure – 4.4%
377,142	Aramark	10,394,034
59,240	Dunkin’ Brands Group, Inc.	4,506,979
180,640	Wyndham Hotels & Resorts, Inc.	9,458,311
112,092	Wynn Resorts Ltd.	9,802,445
90,404	Yum! Brands, Inc.	8,665,223

		42,826,992

Household Durables – 1.1%
149,153	Lennar Corp., Class A	11,159,627

Independent Power and Renewable Electricity Producers – 0.6%
104,127	NextEra Energy Partners LP(a)	6,280,941

Insurance – 5.3%
9,683	Alleghany Corp.	5,369,804
106,576	American Financial Group, Inc.	7,124,605
72,702	Arthur J Gallagher & Co.	7,655,521
142,292	Brown & Brown, Inc.	6,602,349
74,495	Globe Life, Inc.	6,144,348
12,174	Markel Corp.*	13,231,068
58,901	Reinsurance Group of America, Inc.	5,400,044

		51,527,739

Interactive Media & Services – 1.4%
73,765	Match Group, Inc.*	8,238,075
250,094	Snap, Inc., Class A*	5,649,624

		13,887,699

Internet & Direct Marketing Retail – 0.8%
81,671	Expedia Group, Inc.	8,016,009

IT Services – 0.9%
70,994	Cognizant Technology Solutions Corp., Class A	4,746,659
25,001	WEX, Inc.*	3,992,909

		8,739,568

Life Sciences Tools & Services – 0.9%
90,610	Agilent Technologies, Inc.	9,099,056

Machinery – 6.7%
169,354	Fortive Corp.	12,212,117
189,223	Graco, Inc.	10,978,719

Common Stocks – (continued)
Machinery – (continued)
58,690	IDEX Corp.	10,577,699
244,698	ITT, Inc.	15,369,481
103,997	Stanley Black & Decker, Inc.	16,774,716

		65,912,732

Media – 1.8%
80,751	Liberty Broadband Corp., Class C*	11,312,408
181,262	Liberty Media Corp.-Liberty SiriusXM, Class A*	6,581,623

		17,894,031

Metals & Mining – 1.1%
699,556	Freeport-McMoRan, Inc.	10,920,069

Multi-Utilities – 4.1%
168,395	Ameren Corp.	13,321,728
187,569	CMS Energy Corp.	11,346,049
157,295	Public Service Enterprise Group, Inc.	8,217,091
56,352	Sempra Energy	6,967,925

		39,852,793

Oil, Gas & Consumable Fuels – 3.0%
228,403	Cheniere Energy, Inc.*	11,888,376
127,481	Hess Corp.	5,869,225
146,809	Marathon Petroleum Corp.	5,205,847
551,525	Parsley Energy, Inc., Class A	5,928,894

		28,892,342

Pharmaceuticals – 1.4%
142,471	Catalent, Inc.*	13,178,567

Road & Rail – 3.0%
20,563	Kansas City Southern	3,743,289
244,929	Knight-Swift Transportation Holdings, Inc.	11,134,472
73,219	Old Dominion Freight Line, Inc.	14,803,417

		29,681,178

Semiconductors & Semiconductor Equipment – 4.7%
430,848	Marvell Technology Group Ltd.	16,708,285
67,058	Microchip Technology, Inc.	7,356,263
42,275	MKS Instruments, Inc.	5,053,131
64,119	NXP Semiconductors NV (Netherlands)	8,063,605
34,700	Skyworks Solutions, Inc.	5,026,295
37,935	Xilinx, Inc.	3,951,310

		46,158,889

Software – 0.7%
27,238	Palo Alto Networks, Inc.*	7,011,334

Specialty Retail – 3.7%
39,483	Advance Auto Parts, Inc.	6,171,588
24,209	Burlington Stores, Inc.*	4,767,478
229,934	National Vision Holdings, Inc.*	8,638,620
17,928	O’Reilly Automotive, Inc.*	8,347,815
25,739	RH*	8,508,027

		36,433,528

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – 0.5%
103,983	Fastenal Co.	$5,080,609

Water Utilities – 1.4%
93,780	American Water Works Co., Inc.	13,254,865

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $831,346,886)		$969,250,736

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,163,823	0.027%	$6,163,823
(Cost $6,163,823)

TOTAL INVESTMENTS – 99.8%
(Cost $837,510,709)		$975,414,559

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,979,209

NET ASSETS – 100.0%		$977,393,768

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.9%
Aerospace & Defense – 1.5%
554,636	AAR Corp.	$11,192,555
329,539	Aerojet Rocketdyne Holdings, Inc.*	13,633,028
125,541	Curtiss-Wright Corp.	12,845,355
289,953	Ducommun, Inc.*	10,835,544
451,249	Kaman Corp.	20,870,266

		69,376,748

Air Freight & Logistics – 0.4%
397,349	Air Transport Services Group, Inc.*	10,100,611
164,665	Hub Group, Inc., Class A*	8,865,564

		18,966,175

Airlines – 0.6%
85,331	Allegiant Travel Co.	10,973,567
444,557	SkyWest, Inc.	14,959,343

		25,932,910

Auto Components – 1.2%
1,467,936	Adient PLC*	25,454,010
429,169	Cooper Tire & Rubber Co.	14,836,373
122,044	Visteon Corp.*	9,205,779
303,055	Workhorse Group, Inc.*(a)	5,488,326

		54,984,488

Banks – 15.4%
374,362	Amalgamated Bank, Class A	4,406,241
1,168,881	Ameris Bancorp	28,660,962
1,055,152	Atlantic Union Bankshares Corp.	24,542,835
1,295,598	BancorpSouth Bank	27,959,005
108,944	Bank of Hawaii Corp.	5,996,278
830,856	Banner Corp.	30,010,519
1,481,378	Brookline Bancorp, Inc.	14,221,229
206,031	Bryn Mawr Bank Corp.	5,591,681
1,167,570	Columbia Banking System, Inc.	32,586,879
596,978	Community Bank System, Inc.	35,920,166
936,239	ConnectOne Bancorp, Inc.	14,155,934
1,732,843	CVB Financial Corp.	31,555,071
771,477	FB Financial Corp.	20,829,879
895,367	First Financial Bankshares, Inc.	27,107,236
996,435	First Merchants Corp.	25,488,807
896,526	First Midwest Bancorp, Inc.	11,170,714
208,210	First of Long Island Corp. (The)	3,199,147
434,948	German American Bancorp, Inc.	12,330,776
1,048,320	Glacier Bancorp, Inc.	36,780,307
774,652	Great Western Bancorp, Inc.	10,790,902
679,993	Heritage Financial Corp.	13,559,060
1,276,357	Home BancShares, Inc.	20,689,747
544,269	Independent Bank Corp.	34,207,307
636,633	Lakeland Financial Corp.	29,087,762
1,188,231	OceanFirst Financial Corp.	18,548,286
924,583	Pacific Premier Bancorp, Inc.	20,886,330
238,082	PacWest Bancorp	4,542,604
451,428	Pinnacle Financial Partners, Inc.	18,034,549
1,204,977	Renasant Corp.	30,570,266
247,729	Sandy Spring Bancorp, Inc.	5,925,678
742,572	South State Corp.	41,346,409

Common Stocks – (continued)
Banks – (continued)
650,328	Towne Bank	11,530,315
584,426	TriCo Bancshares	16,182,756
1,496,986	United Community Banks, Inc.	27,125,386

		695,541,023

Biotechnology – 0.5%
241,947	Arena Pharmaceuticals, Inc.*	16,892,739
62,132	Emergent BioSolutions, Inc.*	7,086,155

		23,978,894

Building Products – 1.3%
338,836	AZEK Co., Inc. (The)*	13,377,245
266,988	Gibraltar Industries, Inc.*	16,672,066
768,379	Griffon Corp.	16,696,876
189,478	Patrick Industries, Inc.	10,650,558

		57,396,745

Capital Markets – 2.3%
288,398	Hamilton Lane, Inc., Class A	21,084,777
304,343	Houlihan Lokey, Inc.	17,834,500
264,649	PJT Partners, Inc., Class A	15,661,928
848,424	Stifel Financial Corp.	43,023,581
244,800	Virtu Financial, Inc., Class A	6,323,184

		103,927,970

Chemicals – 1.7%
1,680,962	Avient Corp.	42,898,150
341,262	HB Fuller Co.	16,438,591
36,441	Quaker Chemical Corp.	6,923,790
71,741	Stepan Co.	8,271,020

		74,531,551

Commercial Services & Supplies – 1.5%
616,717	ABM Industries, Inc.	23,521,587
340,717	Brady Corp., Class A	15,976,220
295,888	Casella Waste Systems, Inc., Class A*	16,614,111
464,036	Herman Miller, Inc.	11,057,978

		67,169,896

Communications Equipment – 1.1%
217,695	InterDigital, Inc.	13,312,049
768,865	NetScout Systems, Inc.*	17,791,536
1,418,770	Viavi Solutions, Inc.*	18,919,298

		50,022,883

Construction & Engineering – 2.0%
418,113	AECOM*	16,519,645
400,743	EMCOR Group, Inc.	30,059,732
574,446	MasTec, Inc.*	26,545,150
974,499	WillScot Mobile Mini Holdings Corp.*	17,443,532

		90,568,059

Construction Materials – 0.4%
1,167,280	Summit Materials, Inc., Class A*	17,380,799

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – 0.6%
184,762	FirstCash, Inc.	$11,039,530
257,978	Green Dot Corp., Class A*	13,430,335
283,328	Oportun Financial Corp.*	3,555,766

		28,025,631

Diversified Consumer Services – 0.3%
1,066,359	Laureate Education, Inc., Class A*	13,350,815

Diversified Financial Services – 0.1%
188,280	Alerus Financial Corp.	3,876,685

Electric Utilities – 2.6%
555,649	ALLETE, Inc.	29,982,820
223,150	MGE Energy, Inc.	14,502,519
873,306	PNM Resources, Inc.	38,146,006
935,989	Portland General Electric Co.	35,707,980

		118,339,325

Electronic Equipment, Instruments & Components – 2.1%
498,181	CTS Corp.	10,411,983
292,114	FARO Technologies, Inc.*	16,504,441
282,291	II-VI, Inc.*	12,561,949
784,524	Knowles Corp.*	11,814,931
166,568	Rogers Corp.*	18,873,820
53,166	SYNNEX Corp.	6,760,057
1,636,136	TTM Technologies, Inc.*	18,750,119

		95,677,300

Energy Equipment & Services – 1.0%
774,175	Cactus, Inc., Class A	17,101,526
2,519,754	ChampionX Corp.*	25,802,281

		42,903,807

Entertainment – 0.3%
816,424	IMAX Corp.*	12,548,437
41,875	Live Nation Entertainment, Inc.*	2,378,500

		14,926,937

Equity Real Estate Investment Trusts (REITs) – 9.5%
1,333,240	Acadia Realty Trust REIT	15,118,942
1,527,451	Columbia Property Trust, Inc. REIT	18,023,922
337,725	CyrusOne, Inc. REIT	28,210,169
1,270,263	Healthcare Realty Trust, Inc. REIT	36,647,087
776,583	Hudson Pacific Properties, Inc. REIT	18,234,169
298,973	Life Storage, Inc. REIT	31,520,723
356,125	National Health Investors, Inc. REIT	22,168,781
1,421,685	Park Hotels & Resorts, Inc. REIT	13,491,791
1,908,983	Pebblebrook Hotel Trust REIT	24,091,365
1,758,688	Physicians Realty Trust REIT	31,920,187
845,319	Preferred Apartment Communities, Inc., Class A REIT	5,579,105
292,128	PS Business Parks, Inc. REIT	36,866,554
2,550,279	RLJ Lodging Trust REIT	24,074,634
342,593	Safehold, Inc. REIT	19,003,634
1,761,430	STAG Industrial, Inc. REIT	56,894,189
786,647	Terreno Realty Corp. REIT	46,915,627

		428,760,879

Common Stocks – (continued)
Food & Staples Retailing – 1.4%
248,980	BJ’s Wholesale Club Holdings, Inc.*	11,057,202
236,101	Grocery Outlet Holding Corp.*	9,710,834
1,183,658	Performance Food Group Co.*	43,215,353

		63,983,389

Food Products – 2.3%
1,623,360	Darling Ingredients, Inc.*	51,898,819
1,359,102	Hostess Brands, Inc.*	17,450,870
522,641	Simply Good Foods Co. (The)*	12,987,629
1,141,396	Utz Brands, Inc.*	21,001,686

		103,339,004

Gas Utilities – 1.4%
268,848	Chesapeake Utilities Corp.	21,991,767
564,469	ONE Gas, Inc.	41,838,442

		63,830,209

Health Care Equipment & Supplies – 2.0%
716,466	Avanos Medical, Inc.*	23,213,498
241,579	CONMED Corp.	20,850,684
341,190	Globus Medical, Inc., Class A*	19,284,059
370,364	Merit Medical Systems, Inc.*	18,184,872
43,194	Mesa Laboratories, Inc.	10,622,269

		92,155,382

Health Care Providers & Services – 1.5%
675,538	Acadia Healthcare Co., Inc.*	20,880,880
224,513	AMN Healthcare Services, Inc.*	12,087,780
225,361	Magellan Health, Inc.*	17,005,741
695,307	Tenet Healthcare Corp.*	19,593,751

		69,568,152

Health Care Technology – 0.6%
1,018,971	Allscripts Healthcare Solutions, Inc.*	9,099,411
387,896	HMS Holdings Corp.*	10,818,419
193,520	Vocera Communications, Inc.*	5,416,625

		25,334,455

Hotels, Restaurants & Leisure – 4.6%
997,976	Boyd Gaming Corp.	26,725,797
594,816	Brinker International, Inc.	26,790,513
340,787	Caesars Entertainment, Inc.*	15,608,045
177,785	Cracker Barrel Old Country Store, Inc.	23,771,632
257,180	Jack in the Box, Inc.	21,189,060
345,612	Marriott Vacations Worldwide Corp.	32,719,088
78,007	Papa John’s International, Inc.	7,667,308
632,227	Penn National Gaming, Inc.*	32,306,800
435,679	SeaWorld Entertainment, Inc.*	8,887,852
162,377	Texas Roadhouse, Inc.	10,228,127

		205,894,222

Household Durables – 2.5%
45,459	Helen of Troy Ltd.*	9,401,830
452,429	KB Home	16,178,861

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Household Durables – (continued)
463,388	Meritage Homes Corp.*	$44,499,150
1,036,344	Taylor Morrison Home Corp.*	24,385,174
112,026	TopBuild Corp.*	17,229,599

		111,694,614

Insurance – 4.5%
236,724	AMERISAFE, Inc.	15,796,593
557,225	BRP Group, Inc., Class A*	15,329,260
414,288	CNO Financial Group, Inc.	6,752,894
135,779	Enstar Group Ltd. (Bermuda)*	24,303,083
195,134	Kemper Corp.	15,154,106
106,964	Kinsale Capital Group, Inc.	22,166,150
207,745	Palomar Holdings, Inc.*	23,340,151
195,360	Primerica, Inc.	24,390,696
264,671	RLI Corp.	24,823,493
556,480	Selective Insurance Group, Inc.	33,283,069

		205,339,495

IT Services – 1.7%
39,822	CACI International, Inc., Class A*	9,325,914
2,141,117	KBR, Inc.	53,506,514
203,295	ManTech International Corp., Class A	15,216,631

		78,049,059

Leisure Products – 0.7%
204,501	BRP, Inc.	11,083,954
545,819	Callaway Golf Co.	11,385,784
164,294	Malibu Boats, Inc., Class A*	8,518,644

		30,988,382

Life Sciences Tools & Services – 1.0%
374,040	Luminex Corp.	9,983,128
140,354	PRA Health Sciences, Inc.*	15,005,246
300,604	Syneos Health, Inc.*	18,968,112

		43,956,486

Machinery – 6.5%
374,696	Astec Industries, Inc.	19,753,973
281,154	Chart Industries, Inc.*	18,477,441
314,499	CIRCOR International, Inc.*	9,324,895
731,329	Colfax Corp.*	24,338,629
459,627	Columbus McKinnon Corp.	16,718,932
640,476	Enerpac Tool Group Corp.	13,321,901
542,608	Federal Signal Corp.	17,428,569
1,072,106	Kennametal, Inc.	31,112,516
277,839	Navistar International Corp.*	8,885,291
1,409,958	Rexnord Corp.	40,832,384
687,179	SPX FLOW, Inc.*	29,878,543
440,032	Timken Co. (The)	23,845,334
835,963	TriMas Corp.*	21,133,145
199,675	Watts Water Technologies, Inc., Class A	19,118,881

		294,170,434

Common Stocks – (continued)
Media – 0.9%
303,556	Nexstar Media Group, Inc., Class A	29,144,412
743,520	TEGNA, Inc.	9,308,870

		38,453,282

Metals & Mining – 2.8%
1,366,518	Alcoa Corp.*	19,978,493
1,365,808	Arconic Corp.*	30,389,228
788,983	Cleveland-Cliffs, Inc.(a)	5,191,508
1,843,200	Coeur Mining, Inc.*	15,593,472
1,119,118	Commercial Metals Co.	23,355,993
1,988,998	Constellium SE*	15,931,874
908,604	Sandstorm Gold Ltd. (Canada)*(a)	8,304,640
551,561	Warrior Met Coal, Inc.	8,532,649

		127,277,857

Mortgage Real Estate Investment Trusts (REITs) – 1.7%
1,329,371	KKR Real Estate Finance Trust, Inc. REIT	24,194,552
1,511,461	PennyMac Mortgage Investment Trust REIT	25,906,441
5,211,915	Two Harbors Investment Corp. REIT	28,404,937

		78,505,930

Multiline Retail – 0.1%
62,791	Big Lots, Inc.	2,960,596

Oil, Gas & Consumable Fuels – 2.8%
1,061,875	Brigham Minerals, Inc., Class A	12,540,744
1,506,145	Euronav NV (Belgium)(a)	13,736,042
1,755,589	Falcon Minerals Corp.	4,933,205
1,539,094	Golar LNG Ltd. (Cameroon)*	15,929,623
1,480,039	Noble Energy, Inc.	14,726,388
1,928,172	Parsley Energy, Inc., Class A	20,727,849
928,058	Rattler Midstream LP	7,767,846
2,143,608	Viper Energy Partners LP	21,821,929
2,944,918	WPX Energy, Inc.*	16,373,744

		128,557,370

Pharmaceuticals – 0.4%
460,303	Prestige Consumer Healthcare, Inc.*	16,768,838

Professional Services – 1.2%
425,741	ASGN, Inc.*	30,555,432
79,518	FTI Consulting, Inc.*	9,125,486
219,569	ICF International, Inc.	14,998,758

		54,679,676

Real Estate Management & Development – 0.3%
971,338	Kennedy-Wilson Holdings, Inc.	13,880,420

Road & Rail – 1.1%
399,924	ArcBest Corp.	13,525,430
650,120	Marten Transport Ltd.	11,806,179
182,418	Saia, Inc.*	24,480,495

		49,812,104

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.2%
801,082	Cohu, Inc.	$13,778,611
318,753	Lattice Semiconductor Corp.*	9,116,336
605,396	Onto Innovation, Inc.*	18,912,571
219,639	Semtech Corp.*	12,881,827

		54,689,345

Software – 1.2%
328,529	Bottomline Technologies DE, Inc.*	15,647,836
1,117,793	Cloudera, Inc.*	14,766,046
279,586	Verint Systems, Inc.*	13,297,110
323,160	Vertex, Inc., Class A*	8,276,128

		51,987,120

Specialty Retail – 4.1%
432,226	Aaron’s, Inc.	24,157,111
536,598	American Eagle Outfitters, Inc.	6,766,501
31,143	Burlington Stores, Inc.*	6,132,991
154,385	Five Below, Inc.*	16,897,438
121,150	Lithia Motors, Inc., Class A	30,161,504
2,150,754	Michaels Cos., Inc. (The)*(a)	24,195,983
633,545	Rent-A-Center, Inc.	19,449,832
60,806	RH*	20,099,423
924,283	Sally Beauty Holdings, Inc.*	10,314,998
422,235	Sonic Automotive, Inc., Class A	17,843,651
412,628	Zumiez, Inc.*	10,596,287

		186,615,719

Textiles, Apparel & Luxury Goods – 1.1%
429,286	Crocs, Inc.*	17,132,804
32,461	Deckers Outdoor Corp.*	6,617,824
987,564	Wolverine World Wide, Inc.	24,669,349

		48,419,977

Thrifts & Mortgage Finance – 2.2%
2,765,666	MGIC Investment Corp.	25,361,157
1,028,173	NMI Holdings, Inc., Class A*	17,633,167
647,405	Provident Financial Services, Inc.	8,532,798
392,540	Walker & Dunlop, Inc.	21,503,341
1,097,760	Washington Federal, Inc.	25,742,472

		98,772,935

Trading Companies & Distributors – 1.3%
552,594	Beacon Roofing Supply, Inc.*	18,727,411
687,883	BMC Stock Holdings, Inc.*	27,460,289
351,576	Herc Holdings, Inc.*	14,397,037

		60,584,737

Water Utilities – 0.4%
279,577	SJW Group	17,481,950

TOTAL COMMON STOCKS
(Cost $4,039,594,946)		$4,513,390,659

Exchange-Traded Fund – 0.2%
86,563	iShares Russell 2000 Value ETF(a)
(Cost $9,157,864)		$ 9,075,265

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,535,074	0.027%	$4,535,074
(Cost $4,535,074)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $4,053,287,884)		$4,527,000,998

Securities Lending Reinvestment Vehicle – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,114,389	0.027%	$25,114,389
(Cost $25,114,389)

TOTAL INVESTMENTS – 100.8%
(Cost $4,078,402,273)		$4,552,115,387

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(32,972,823)

NET ASSETS – 100.0%		$4,519,142,564

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 99.9%
Aerospace & Defense – 1.4%
10,191	Aerojet Rocketdyne Holdings, Inc.*	$421,602
4,958	BWX Technologies, Inc.	275,714
6,994	Curtiss-Wright Corp.	715,626

		1,412,942

Air Freight & Logistics – 0.8%
8,714	XPO Logistics, Inc.*	769,185

Airlines – 0.9%
3,573	Allegiant Travel Co.	459,488
13,261	SkyWest, Inc.	446,232

		905,720

Auto Components – 0.7%
24,993	Adient PLC*	433,379
3,024	Aptiv PLC	260,427

		693,806

Banks – 8.6%
6,367	Bank of Hawaii Corp.	350,440
7,003	BOK Financial Corp.	393,148
20,733	Columbia Banking System, Inc.	578,658
12,893	Commerce Bancshares, Inc.	768,036
10,473	Community Bank System, Inc.	630,160
3,630	Cullen/Frost Bankers, Inc.	252,140
19,080	East West Bancorp, Inc.	701,762
19,588	First Financial Bankshares, Inc.	593,027
17,259	Glacier Bancorp, Inc.	605,532
5,787	Independent Bank Corp.	363,713
17,238	PacWest Bancorp	328,901
16,425	Pinnacle Financial Partners, Inc.	656,179
11,916	Prosperity Bancshares, Inc.	649,660
4,862	Signature Bank	471,760
8,103	South State Corp.	451,175
12,218	TCF Financial Corp.	328,420
14,521	Webster Financial Corp.	399,328
4,689	Wintrust Financial Corp.	204,065

		8,726,104

Beverages – 0.4%
458	Boston Beer Co., Inc. (The), Class A*	403,947

Building Products – 0.6%
15,533	AZEK Co., Inc. (The)*	613,243

Capital Markets – 2.3%
6,288	Hamilton Lane, Inc., Class A	459,716
6,558	Houlihan Lokey, Inc.	384,299
7,545	LPL Financial Holdings, Inc.	619,897
13,952	Stifel Financial Corp.	707,506
5,598	Virtu Financial, Inc., Class A	144,596

		2,316,014

Chemicals – 3.3%
12,246	Ashland Global Holdings, Inc.	902,408
23,620	Avient Corp.	602,782
11,967	Axalta Coating Systems Ltd.*	285,413

Common Stocks – (continued)
Chemicals – (continued)
14,991	Huntsman Corp.	324,105
9,372	RPM International, Inc.	794,465
7,698	Westlake Chemical Corp.	456,645

		3,365,818

Communications Equipment – 1.7%
12,041	Ciena Corp.*	683,568
5,844	Lumentum Holdings, Inc.*	502,584
40,798	Viavi Solutions, Inc.*	544,041

		1,730,193

Construction & Engineering – 2.6%
24,414	AECOM*	964,597
6,512	Jacobs Engineering Group, Inc.	587,838
9,521	MasTec, Inc.*	439,965
13,074	Quanta Services, Inc.	670,043

		2,662,443

Construction Materials – 0.2%
1,692	Vulcan Materials Co.	203,040

Consumer Finance – 0.7%
6,933	FirstCash, Inc.	414,247
10,197	OneMain Holdings, Inc.	296,529

		710,776

Containers & Packaging – 1.4%
6,545	Avery Dennison Corp.	755,227
7,988	Crown Holdings, Inc.*	613,878

		1,369,105

Diversified Consumer Services – 0.9%
3,637	Bright Horizons Family Solutions, Inc.*	483,758
2,264	Chegg, Inc.*	166,947
6,979	frontdoor, Inc.*	304,075

		954,780

Diversified Financial Services – 0.8%
14,668	Voya Financial, Inc.	761,416

Diversified Telecommunication Services – 0.6%
7,572	GCI Liberty, Inc., Class A*	611,666

Electric Utilities – 2.6%
8,827	ALLETE, Inc.	476,305
9,754	Alliant Energy Corp.	528,179
7,308	IDACORP, Inc.	656,989
9,922	PNM Resources, Inc.	433,393
14,715	Portland General Electric Co.	561,377

		2,656,243

Electrical Equipment – 1.1%
3,660	Hubbell, Inc.	530,407
31,943	nVent Electric PLC	610,750

		1,141,157

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.8%
5,817	II-VI, Inc.*	$258,856
2,309	Littelfuse, Inc.	417,559
23,922	National Instruments Corp.	858,561
4,632	SYNNEX Corp.	588,959
12,982	Trimble, Inc.*	680,387

		2,804,322

Energy Equipment & Services – 0.5%
48,579	ChampionX Corp.*	497,449

Entertainment – 1.2%
21,858	Liberty Media Corp.-Liberty Formula One, Class C*	852,025
7,028	Live Nation Entertainment, Inc.*	399,190

		1,251,215

Equity Real Estate Investment Trusts (REITs) – 11.8%
9,823	Americold Realty Trust REIT	376,712
11,879	Camden Property Trust REIT	1,080,276
35,472	Columbia Property Trust, Inc. REIT	418,570
16,706	CubeSmart REIT	528,244
11,228	CyrusOne, Inc. REIT	937,875
21,841	Duke Realty Corp. REIT	841,971
52,908	Empire State Realty Trust, Inc., Class A REIT	333,320
15,512	Equity LifeStyle Properties, Inc. REIT	1,028,290
22,641	Healthcare Realty Trust, Inc. REIT	653,193
10,249	Highwoods Properties, Inc. REIT	381,878
20,797	Hudson Pacific Properties, Inc. REIT	488,314
7,379	Life Storage, Inc. REIT	777,968
4,276	Mid-America Apartment Communities, Inc. REIT	500,805
6,216	National Health Investors, Inc. REIT	386,946
36,970	Pebblebrook Hotel Trust REIT	466,561
2,351	PS Business Parks, Inc. REIT	296,696
52,408	RLJ Lodging Trust REIT	494,731
21,686	STAG Industrial, Inc. REIT	700,458
4,754	Sun Communities, Inc. REIT	708,726
9,047	Terreno Realty Corp. REIT	539,563

		11,941,097

Food & Staples Retailing – 1.2%
6,892	Grocery Outlet Holding Corp.*	283,468
24,505	Performance Food Group Co.*	894,678

		1,178,146

Food Products – 2.4%
719	Beyond Meat, Inc.*(a)	97,676
21,643	Darling Ingredients, Inc.*	691,927
16,061	Hostess Brands, Inc.*	206,223
10,246	Lamb Weston Holdings, Inc.	643,961
13,743	Nomad Foods Ltd. (United Kingdom)*	338,902
4,688	Post Holdings, Inc.*	412,638

		2,391,327

Common Stocks – (continued)
Gas Utilities – 1.4%
6,511	Atmos Energy Corp.	649,928
9,802	ONE Gas, Inc.	726,524

		1,376,452

Health Care Equipment & Supplies – 2.4%
6,845	Avanos Medical, Inc.*	221,778
6,308	DENTSPLY SIRONA, Inc.	283,040
11,519	Globus Medical, Inc., Class A*	651,054
8,077	Hill-Rom Holdings, Inc.	757,542
10,907	Integra LifeSciences Holdings Corp.*	521,245

		2,434,659

Health Care Providers & Services – 0.5%
16,478	Acadia Healthcare Co., Inc.*	509,335

Hotels, Restaurants & Leisure – 3.7%
13,580	Brinker International, Inc.	611,643
13,483	Caesars Entertainment, Inc.*	617,521
21,985	Extended Stay America, Inc.	274,593
5,295	Marriott Vacations Worldwide Corp.	501,278
2,176	Papa John’s International, Inc.	213,879
11,375	Penn National Gaming, Inc.*	581,262
10,741	SeaWorld Entertainment, Inc.*	219,116
5,507	Texas Roadhouse, Inc.	346,886
1,362	Vail Resorts, Inc.	296,467
3,538	Wyndham Destinations, Inc.	102,567

		3,765,212

Household Durables – 2.4%
1,273	Helen of Troy Ltd.*	263,282
2,918	Lennar Corp., Class A	218,325
10,417	Meritage Homes Corp.*	1,000,345
20,385	Taylor Morrison Home Corp.*	479,659
2,933	TopBuild Corp.*	451,095

		2,412,706

Industrial Conglomerates – 0.8%
6,139	Carlisle Cos., Inc.	803,902

Insurance – 5.8%
8,483	American Financial Group, Inc.	567,089
19,048	Brown & Brown, Inc.	883,827
10,678	Globe Life, Inc.	880,721
14,099	GoHealth, Inc., Class A*(a)	196,117
4,505	Hanover Insurance Group, Inc. (The)	461,717
8,071	Kemper Corp.	626,794
4,194	Primerica, Inc.	523,621
2,659	RenaissanceRe Holdings Ltd.	488,565
7,806	Selective Insurance Group, Inc.	466,877
13,215	W R Berkley Corp.	819,991

		5,915,319

IT Services – 2.3%
3,301	CACI International, Inc., Class A*	773,061
12,604	Genpact Ltd.	531,637
7,127	Science Applications International Corp.	594,819
2,719	WEX, Inc.*	434,252

		2,333,769

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Leisure Products – 1.3%
6,722	BRP, Inc.	$364,333
10,347	Brunswick Corp.	640,376
13,284	Callaway Golf Co.	277,104

		1,281,813

Life Sciences Tools & Services – 2.4%
630	Bio-Rad Laboratories, Inc., Class A*	320,412
2,070	Charles River Laboratories International, Inc.*	453,226
7,264	PerkinElmer, Inc.	855,118
5,237	PRA Health Sciences, Inc.*	559,888
5,469	QIAGEN NV*	278,700

		2,467,344

Machinery – 4.7%
12,486	Graco, Inc.	724,438
20,511	Ingersoll Rand, Inc.*	719,116
8,617	ITT, Inc.	541,234
3,257	Nordson Corp.	607,398
23,596	Rexnord Corp.	683,340
21,323	Timken Co. (The)	1,155,493
2,946	Watts Water Technologies, Inc., Class A	282,079

		4,713,098

Media – 0.6%
6,409	Nexstar Media Group, Inc., Class A	615,328

Metals & Mining – 1.5%
22,340	Commercial Metals Co.	466,236
45,899	Constellium SE*	367,651
31,059	Sandstorm Gold Ltd.*	283,879
12,469	Steel Dynamics, Inc.	368,085

		1,485,851

Mortgage Real Estate Investment Trusts (REITs) – 1.3%
23,220	KKR Real Estate Finance Trust, Inc. REIT	422,604
24,997	PennyMac Mortgage Investment Trust REIT	428,448
91,697	Two Harbors Investment Corp. REIT	499,749

		1,350,801

Oil, Gas & Consumable Fuels – 2.4%
15,294	Cheniere Energy, Inc.*	796,053
18,611	Noble Energy, Inc.	185,179
65,153	Parsley Energy, Inc., Class A	700,395
27,167	Viper Energy Partners LP	276,560
89,852	WPX Energy, Inc.*	499,577

		2,457,764

Personal Products – 0.1%
7,790	BellRing Brands, Inc., Class A*	151,438

Pharmaceuticals – 1.4%
15,193	Catalent, Inc.*	1,405,353

Professional Services – 1.4%
11,916	ASGN, Inc.*	855,211

Common Stocks – (continued)
Professional Services – (continued)
11,060	Robert Half International, Inc.	588,392

		1,443,603

Real Estate Management & Development – 0.6%
36,837	Cushman & Wakefield PLC*	427,677
15,241	Kennedy-Wilson Holdings, Inc.	217,794

		645,471

Road & Rail – 1.9%
10,346	ArcBest Corp.	349,902
10,023	Knight-Swift Transportation Holdings, Inc.	455,646
4,745	Old Dominion Freight Line, Inc.	959,344
1,177	Saia, Inc.*	157,953

		1,922,845

Semiconductors & Semiconductor Equipment – 1.8%
7,371	Cree, Inc.*	465,110
7,408	Entegris, Inc.	495,521
12,653	Lattice Semiconductor Corp.*	361,876
4,081	MKS Instruments, Inc.	487,802

		1,810,309

Software – 0.7%
24,097	Nuance Communications, Inc.*	721,946

Specialty Retail – 3.5%
1,662	Burlington Stores, Inc.*	327,298
7,911	Dick’s Sporting Goods, Inc.	428,143
4,439	Five Below, Inc.*	485,849
2,339	Lithia Motors, Inc., Class A	582,317
52,451	Michaels Cos., Inc. (The)*	590,074
2,613	RH*	863,727
1,038	Ulta Beauty, Inc.*	241,003

		3,518,411

Textiles, Apparel & Luxury Goods – 1.1%
11,194	Crocs, Inc.*	446,753
968	Deckers Outdoor Corp.*	197,346
19,505	Wolverine World Wide, Inc.	487,235

		1,131,334

Thrifts & Mortgage Finance – 1.3%
61,212	MGIC Investment Corp.	561,314
14,392	NMI Holdings, Inc., Class A*	246,823
20,143	Washington Federal, Inc.	472,353

		1,280,490

Trading Companies & Distributors – 1.1%
11,503	Beacon Roofing Supply, Inc.*	389,837
2,781	Watsco, Inc.	681,317

		1,071,154

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $92,945,786)		$101,096,861

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
219,900	0.027%	$219,900
(Cost $219,900)

TOTAL INVESTMENTS – 100.1%
(Cost $93,165,686)		$101,316,761

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(159,599)

NET ASSETS – 100.0%		$101,157,162

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2020

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $293,339,471, $8,707,624 and $347,865,758, respectively)(a)	$347,447,115	$9,703,009	$393,050,559
Investments in affiliated issuers, at value (cost $1,485,827, $116,661 and $3,050,807, respectively)	1,485,827	116,661	3,050,807
Investments in securities lending reinvestment vehicle, at value which equals cost	600,080	—	—
Cash	531,515	248,327	539,512
Receivables:
Dividends	848,586	17,690	736,539
Fund shares sold	36,656	—	18,378
Foreign tax reclaims	36,636	277	54,905
Reimbursement from investment adviser	15,482	190	71,463
Securities lending income	947	—	422
Other assets	72,970	63,417	49,858
Total assets	351,075,814	10,149,571	397,572,443

Liabilities:
Payables:
Upon return of securities loaned	600,080	—	—
Fund shares redeemed	301,813	—	672,417
Management fees	201,020	7,138	248,834
Distribution and Service fees and Transfer Agency fees	107,884	348	56,555
Investments purchased	—	198,326	—
Accrued expenses	241,246	134,525	216,023
Total liabilities	1,452,043	340,337	1,193,829

Net Assets:
Paid-in capital	308,339,063	9,020,381	345,672,359
Total distributable earnings	41,284,708	788,853	50,706,255
NET ASSETS	$349,623,771	$9,809,234	$396,378,614
Net Assets:
Class A	$292,008,498	$148,400	$74,558,826
Class C	5,476,952	32,051	17,422,067
Institutional	22,592,432	871,445	140,814,373
Service	161,020	—	835,687
Investor	2,383,700	33,724	3,460,250
Class R6	5,378,271	33,970	1,635,416
Class R	1,131,220	32,874	2,932,134
Class P	20,491,678	8,656,770	154,719,861
Total Net Assets	$349,623,771	$9,809,234	$396,378,614
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,695,860	13,188	5,355,915
Class C	151,863	2,885	1,328,390
Institutional	584,522	77,176	9,999,107
Service	4,228	—	60,305
Investor	62,924	2,995	248,456
Class R6	139,140	3,013	113,330
Class R	29,983	2,934	217,682
Class P	530,257	767,751	10,723,351
Net asset value, offering and redemption price per share:(b)
Class A	$37.94	$11.25	$13.92
Class C	36.06	11.11	13.12
Institutional	38.65	11.29	14.08
Service	38.08	—	13.86
Investor	37.88	11.26	13.93
Class R6	38.65	11.27	14.43
Class R	37.73	11.20	13.47
Class P	38.64	11.28	14.43

(a)	Includes loaned securities having a market value of $587,392, $ — and $ — for Equity Income, Focused Value and Large Cap Value Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Equity Income, Focused Value and Large Cap Value Funds is $40.15, $11.90 and $14.73, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2020

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $831,346,886, $4,048,752,810 and $92,945,786, respectively)(a)	$969,250,736	$4,522,465,924	$101,096,861
Investments in affiliated issuers, at value (cost $0, $4,535,074 and $0, respectively)	—	4,535,074	—
Investments in securities lending reinvestment vehicle, at value which equals cost	6,163,823	25,114,389	219,900
Cash	891,147	—	—
Receivables:
Investments sold	8,718,016	38,895,043	546,423
Dividends	1,120,369	3,454,218	94,759
Fund shares sold	611,351	2,513,321	30,735
Reimbursement from investment adviser	15,370	405,412	2,525
Foreign tax reclaims	6,591	208,183	4,469
Securities lending income	1,450	31,782	234
Other assets	78,180	84,063	75,542
Total assets	986,857,033	4,597,707,409	102,071,448

Liabilities:
Payables:
Upon return of securities loaned	6,163,823	25,114,389	219,900
Fund shares redeemed	2,112,733	12,132,347	62,154
Management fees	617,225	3,580,109	90,272
Distribution and Service fees and Transfer Agency fees	205,749	336,438	4,094
Investments purchased	—	26,148,035	227,477
Due to custodian	—	10,676,387	168,107
Accrued expenses	363,735	577,140	142,282
Total liabilities	9,463,265	78,564,845	914,286

Net Assets:
Paid-in capital	883,663,832	4,396,569,878	104,038,483
Total distributable earnings (loss)	93,729,936	122,572,686	(2,881,321)
NET ASSETS	$977,393,768	$4,519,142,564	$101,157,162
Net Assets:
Class A	$424,878,188	$413,665,526	$987,688
Class C	16,230,299	3,220,190	947,855
Institutional	271,283,341	2,454,781,023	7,053,976
Service	30,424,473	39,294,707	—
Investor	33,248,599	115,491,281	1,434,896
Class R6	54,633,403	1,229,047,468	52,506,568
Class R	17,015,421	57,272,129	73,582
Class P	129,680,044	206,370,240	38,152,597
Total Net Assets	$977,393,768	$4,519,142,564	$101,157,162
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	13,609,415	10,188,776	85,859
Class C	601,092	112,297	84,873
Institutional	8,572,422	55,135,489	604,400
Service	997,645	1,004,997	—
Investor	1,092,251	2,868,560	123,788
Class R6	1,727,596	27,617,784	4,503,997
Class R	565,419	1,450,548	6,419
Class P	4,101,221	4,637,096	3,273,206
Net asset value, offering and redemption price per share:(b)
Class A	$31.22	$40.60	$11.50
Class C	27.00	28.68	11.17
Institutional	31.65	44.52	11.67
Service	30.50	39.10	—
Investor	30.44	40.26	11.59
Class R6	31.62	44.50	11.66
Class R	30.09	39.48	11.46
Class P	31.62	44.50	11.66

(a)	Includes loaned securities having a market value of $6,021,082, $24,856,438 and $215,044 for Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $33.04, $42.96 and $12.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2020

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Investment income:

Dividends — unaffiliated issuer (net of foreign withholding taxes of $27,153, $117 and $5,996, respectively)	$9,505,340	$160,444	$9,221,120

Dividends — affiliated issuers	10,912	1,391	36,992

Securities lending income — unaffiliated issuer	23,074	—	5,896

Total investment income	9,539,326	161,835	9,264,008

Expenses:

Management fees	2,393,932	58,668	3,167,956

Distribution and Service fees(a)	818,054	690	409,515

Transfer Agency fees(a)	530,705	2,887	287,727

Professional fees	111,738	118,619	116,037

Printing and mailing costs	109,570	41,553	85,901

Registration fees	109,237	109,000	119,420

Custody, accounting and administrative services	54,231	9,782	59,005

Shareholder meeting expense	26,429	1,775	17,198

Trustee fees	20,309	19,789	20,420

Service Share fees — Service Plan	401	—	2,256

Service Share fees — Shareholder Administration Plan	401	—	2,256

Other	38,907	18,130	41,064

Total expenses	4,213,914	380,893	4,328,755

Less — expense reductions	(550,876)	(316,787)	(667,353)

Net expenses	3,663,038	64,106	3,661,402

NET INVESTMENT INCOME	5,876,288	97,729	5,602,606

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(13,778,505)	(263,082)	11,871,389

Foreign currency transactions	—	6	119

Net change in unrealized gain (loss) on:

Investments	17,898,586	749,644	(8,987,558)

Foreign currency translations	—	3	52

Net realized and unrealized gain	4,120,081	486,571	2,884,002

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,996,369	$584,300	$8,486,608

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Equity Income	$739,887	$71,285	$6,882	$498,331	$12,021	$8,031	$64	$3,968	$1,671	$2,322	$4,297
Focused Value	229	305	156	153	51	321	—	54	10	53	2,245
Large Cap Value	197,561	194,151	17,803	133,107	32,713	57,718	361	6,405	544	6,004	50,875

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2020

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Investment income:

Dividends — unaffiliated issuer (net of foreign withholding taxes of $17,695, $365,712 and $4,469, respectively)	$17,564,118	$85,008,450	$1,781,413

Dividends — affiliated issuers	114,398	552,986	17,756

Securities lending income — unaffiliated issuer	417,227	247,867	2,296

Total investment income	18,095,743	85,809,303	1,801,465

Expenses:

Management fees	7,890,669	45,956,718	885,213

Distribution and Service fees(a)	1,470,306	1,647,813	13,054

Transfer Agency fees(a)	1,097,716	2,749,401	40,620

Printing and mailing costs	188,882	469,914	40,890

Custody, accounting and administrative services	155,244	655,894	36,260

Registration fees	121,726	172,433	68,430

Professional fees	115,349	115,924	118,777

Service Share fees — Service Plan	91,077	127,445	—

Service Share fees — Shareholder Administration Plan	91,077	127,445	—

Shareholder meeting expense	69,446	126,329	5,846

Trustee fees	21,373	29,425	19,944

Other	42,707	87,892	15,424

Total expenses	11,355,572	52,266,633	1,244,458

Less — expense reductions	(16,197)	(1,430,227)	(297,779)

Net expenses	11,339,375	50,836,406	946,679

NET INVESTMENT INCOME	6,756,368	34,972,897	854,786

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $–, $4,906 and $—, respectively)	(18,287,118)	(193,640,071)	(8,209,215)

Net change in unrealized gain (loss) on:

Investments	6,802,943	(309,976,878)	1,696,171

Net realized and unrealized loss	(11,484,175)	(503,616,949)	(6,513,044)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,727,807)	$(468,644,052)	$(5,658,258)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Mid Cap Value	$1,154,975	$218,957	$96,374	$778,350	$36,939	$118,327	$14,572	$63,309	$15,217	$32,484	$38,518
Small Cap Value	1,240,768	59,085	347,960	836,781	9,988	1,113,566	20,391	206,048	381,263	117,337	64,027
Small/Mid Cap Value	2,989	9,413	652	2,016	1,584	2,644	—	4,403	16,484	221	13,268

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Equity Income Fund		Focused Value Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$5,876,288	$6,505,656	$97,729	$57,240

Net realized gain (loss)	(13,778,505)	21,615,772	(263,076)	290,733

Net change in unrealized gain (loss)	17,898,586	(12,467,840)	749,647	(297,586)

Net increase in net assets resulting from operations	9,996,369	15,653,588	584,300	50,387

Distributions to shareholders:

From distributable earnings:

Class A Shares	(17,532,636)	(8,020,555)	(896)	(2,623)

Class C Shares	(409,370)	(152,273)	(328)	(1,396)

Institutional Shares	(1,216,336)	(638,330)	(13,526)	(36,446)

Service Shares	(9,520)	(2,837)	—	—

Investor Shares	(148,693)	(72,187)	(521)	(1,721)

Class R6 Shares	(352,619)	(66,115)	(557)	(1,772)

Class R Shares	(83,278)	(34,098)	(358)	(1,556)

Class P Shares	(751,373)	(316,996)	(141,442)	(248,134)

Total distributions to shareholders	(20,503,825)	(9,303,391)	(157,628)	(293,648)

From share transactions:

Proceeds from sales of shares	27,017,610	29,018,758	5,277,622	1,590,255

Reinvestment of distributions	20,013,288	9,089,293	157,628	293,648

Cost of shares redeemed	(48,563,613)	(58,668,643)	(1,754,963)	(2,771,195)

Net increase (decrease) in net assets resulting from share transactions	(1,532,715)	(20,560,592)	3,680,287	(887,292)

TOTAL INCREASE (DECREASE)	(12,040,171)	(14,210,395)	4,106,959	(1,130,553)

Net assets:

Beginning of year	361,663,942	375,874,337	5,702,275	6,832,828

End of year	$349,623,771	$361,663,942	$9,809,234	$5,702,275

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund		Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$5,602,606	$6,536,051	$6,756,368	$8,573,181

Net realized gain (loss)	11,871,508	18,149,153	(18,287,118)	38,698,754

Net change in unrealized gain (loss)	(8,987,506)	(26,457,192)	6,802,943	(24,903,159)

Net increase (decrease) in net assets resulting from operations	8,486,608	(1,771,988)	(4,727,807)	22,368,776

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,777,394)	(10,013,173)	(15,695,026)	(80,350,023)

Class C Shares	(1,128,907)	(2,416,782)	(730,806)	(5,982,773)

Institutional Shares	(8,924,042)	(17,040,940)	(11,197,871)	(65,676,202)

Service Shares	(55,313)	(105,614)	(1,246,153)	(8,245,430)

Investor Shares	(239,744)	(616,179)	(1,409,539)	(6,590,529)

Class R6 Shares	(112,182)	(106,537)	(1,788,686)	(3,562,454)

Class R Shares	(208,225)	(536,342)	(644,977)	(3,452,428)

Class P Shares	(10,614,391)	(24,947,700)	(4,380,812)	(21,987,888)

From capital:

Class A Shares	—	—	(496,723)	—

Class C Shares	—	—	(23,129)	—

Institutional Shares	—	—	(354,394)	—

Service Shares	—	—	(39,439)	—

Investor Shares	—	—	(44,610)	—

Class R6 Shares	—	—	(56,609)	—

Class R Shares	—	—	(20,412)	—

Class P Shares	—	—	(138,646)	—

Total distributions to shareholders	(26,060,198)	(55,783,267)	(38,267,832)	(195,847,727)

From share transactions:

Proceeds from sales of shares	39,333,770	88,531,579	168,041,377	210,398,630

Reinvestment of distributions	25,541,835	54,109,142	35,333,367	179,466,797

Cost of shares redeemed	(126,591,157)	(176,283,453)	(387,348,378)	(634,399,636)

Net decrease in net assets resulting from share transactions	(61,715,552)	(33,642,732)	(183,973,634)	(244,534,209)

TOTAL DECREASE	(79,289,142)	(91,197,987)	(226,969,273)	(418,013,160)

Net assets:

Beginning of year	475,667,756	566,865,743	1,204,363,041	1,622,376,201

End of year	$396,378,614	$475,667,756	$977,393,768	$1,204,363,041

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund		Small/Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$34,972,897	$42,822,943	$854,786	$1,179,944

Net realized gain (loss)	(193,640,071)	113,737,025	(8,209,215)	(2,652,906)

Net change in unrealized gain (loss)	(309,976,878)	(911,144,049)	1,696,171	(5,576,816)

Net decrease in net assets resulting from operations	(468,644,052)	(754,584,081)	(5,658,258)	(7,049,778)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(27,617,788)	(80,325,941)	(7,146)	(96,381)

Class C Shares	(455,913)	(2,159,452)	—	(60,960)

Institutional Shares	(150,441,897)	(373,807,352)	(64,934)	(360,731)

Service Shares	(2,760,504)	(10,384,854)	—	—

Investor Shares	(7,064,182)	(17,181,572)	(29,922)	(214,689)

Class R6 Shares	(65,209,388)	(117,489,659)	(605,200)	(3,632,477)

Class R Shares	(3,705,297)	(11,383,758)	(584)	(11,847)

Class P Shares	(10,863,518)	(29,152,639)	(508,457)	(3,324,027)

Total distributions to shareholders	(268,118,487)	(641,885,227)	(1,216,243)	(7,701,112)

From share transactions:

Proceeds from sales of shares	1,187,909,742	1,302,962,484	19,961,483	18,504,369

Reinvestment of distributions	258,783,478	614,744,607	1,215,128	7,693,950

Cost of shares redeemed	(1,736,309,339)	(1,991,289,192)	(31,021,453)	(23,414,629)

Net increase (decrease) in net assets resulting from share transactions	(289,616,119)	(73,582,101)	(9,844,842)	2,783,690

TOTAL DECREASE	(1,026,378,658)	(1,470,051,409)	(16,719,343)	(11,967,200)

Net assets:

Beginning of year	5,545,521,222	7,015,572,631	117,876,505	129,843,705

End of year	$4,519,142,564	$5,545,521,222	$101,157,162	$117,876,505

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$38.96	$38.26	$35.17	$32.53	$30.47

Net investment income(a)	0.62	0.67	0.67	0.61	0.68

Net realized and unrealized gain	0.58	0.99	3.12	2.60	2.02

Total from investment operations	1.20	1.66	3.79	3.21	2.70

Distributions to shareholders from net investment income	(0.65)	(0.66)	(0.70)	(0.57)	(0.64)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—	—	—

Total distributions	(2.22)	(0.96)	(0.70)	(0.57)	(0.64)

Net asset value, end of year	$37.94	$38.96	$38.26	$35.17	$32.53

Total Return(b)	3.08%	4.53%	10.88%	9.93%	9.01%

Net assets, end of year (in 000’s)	$292,009	$312,148	$318,960	$327,650	$359,003

Ratio of net expenses to average net assets	1.08%	1.09%	1.12%	1.13%	1.13%

Ratio of total expenses to average net assets	1.25%	1.25%	1.27%	1.24%	1.26%

Ratio of net investment income to average net assets	1.67%	1.79%	1.81%	1.77%	2.22%

Portfolio turnover rate(c)	42%	42%	69%	43%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$37.12	$36.41	$33.50	$31.01	$29.08

Net investment income(a)	0.34	0.38	0.37	0.33	0.43

Net realized and unrealized gain	0.54	0.96	2.98	2.48	1.93

Total from investment operations	0.88	1.34	3.35	2.81	2.36

Distributions to shareholders from net investment income	(0.37)	(0.33)	(0.44)	(0.32)	(0.43)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—	—	—

Total distributions	(1.94)	(0.63)	(0.44)	(0.32)	(0.43)

Net asset value, end of year	$36.06	$37.12	$36.41	$33.50	$31.01

Total Return(b)	2.33%	3.82%	10.06%	9.10%	8.21%

Net assets, end of year (in 000’s)	$5,477	$8,116	$16,982	$18,460	$22,371

Ratio of net expenses to average net assets	1.83%	1.85%	1.87%	1.88%	1.88%

Ratio of total expenses to average net assets	2.00%	2.00%	2.02%	1.99%	2.01%

Ratio of net investment income to average net assets	0.94%	1.05%	1.06%	1.02%	1.47%

Portfolio turnover rate(c)	42%	42%	69%	43%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$39.66	$38.92	$35.77	$33.07	$30.96

Net investment income(a)	0.76	0.83	0.81	0.77	0.82

Net realized and unrealized gain	0.58	1.01	3.18	2.64	2.06

Total from investment operations	1.34	1.84	3.99	3.41	2.88

Distributions to shareholders from net investment income	(0.78)	(0.80)	(0.84)	(0.71)	(0.77)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—	—	—

Total distributions	(2.35)	(1.10)	(0.84)	(0.71)	(0.77)

Net asset value, end of year	$38.65	$39.66	$38.92	$35.77	$33.07

Total Return(b)	3.41%	4.94%	11.30%	10.38%	9.46%

Net assets, end of year (in 000’s)	$22,592	$19,906	$24,658	$37,415	$31,409

Ratio of net expenses to average net assets	0.74%	0.73%	0.73%	0.73%	0.73%

Ratio of total expenses to average net assets	0.86%	0.86%	0.87%	0.84%	0.86%

Ratio of net investment income to average net assets	2.00%	2.17%	2.17%	2.19%	2.61%

Portfolio turnover rate(c)	42%	42%	69%	43%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$39.10	$38.39	$35.28	$32.53	$30.46

Net investment income(a)	0.57	0.61	0.63	0.57	0.65

Net realized and unrealized gain	0.57	1.01	3.13	2.61	2.02

Total from investment operations	1.14	1.62	3.76	3.18	2.67

Distributions to shareholders from net investment income	(0.59)	(0.61)	(0.65)	(0.43)	(0.60)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—	—	—

Total distributions	(2.16)	(0.91)	(0.65)	(0.43)	(0.60)

Net asset value, end of year	$38.08	$39.10	$38.39	$35.28	$32.53

Total Return(b)	2.89%	4.40%	10.77%	9.84%	8.88%

Net assets, end of year (in 000’s)	$161	$175	$84	$86	$324

Ratio of net expenses to average net assets	1.24%	1.23%	1.23%	1.23%	1.23%

Ratio of total expenses to average net assets	1.37%	1.36%	1.38%	1.33%	1.36%

Ratio of net investment income to average net assets	1.52%	1.60%	1.70%	1.66%	2.11%

Portfolio turnover rate(c)	42%	42%	69%	43%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$38.91	$38.20	$35.12	$32.49	$30.41

Net investment income(a)	0.71	0.76	0.76	0.75	0.76

Net realized and unrealized gain	0.58	1.00	3.11	2.55	2.02

Total from investment operations	1.29	1.76	3.87	3.30	2.78

Distributions to shareholders from net investment income	(0.75)	(0.75)	(0.79)	(0.67)	(0.70)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—	—	—

Total distributions	(2.32)	(1.05)	(0.79)	(0.67)	(0.70)

Net asset value, end of year	$37.88	$38.91	$38.20	$35.12	$32.49

Total Return(b)	3.33%	4.82%	11.15%	10.21%	9.27%

Net assets, end of year (in 000’s)	$2,384	$2,321	$2,851	$2,623	$743

Ratio of net expenses to average net assets	0.83%	0.85%	0.87%	0.88%	0.88%

Ratio of total expenses to average net assets	0.99%	1.00%	1.02%	1.00%	1.01%

Ratio of net investment income to average net assets	1.92%	2.04%	2.07%	2.17%	2.47%

Portfolio turnover rate(c)	42%	42%	69%	43%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$39.66	$38.92	$35.76	$33.06	$30.97

Net investment income(a)	0.76	0.80	0.83	0.77	0.82

Net realized and unrealized gain	0.58	1.04	3.17	2.64	2.04

Total from investment operations	1.34	1.84	4.00	3.41	2.86

Distributions to shareholders from net investment income	(0.78)	(0.80)	(0.84)	(0.71)	(0.77)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—	—	—

Total distributions	(2.35)	(1.10)	(0.84)	(0.71)	(0.77)

Net asset value, end of year	$38.65	$39.66	$38.92	$35.76	$33.06

Total Return(b)	3.42%	4.95%	11.34%	10.39%	9.40%

Net assets, end of year (in 000’s)	$5,378	$5,973	$13	$11	$10

Ratio of net expenses to average net assets	0.73%	0.72%	0.72%	0.73%	0.73%

Ratio of total expenses to average net assets	0.86%	0.85%	0.86%	0.84%	0.86%

Ratio of net investment income to average net assets	2.00%	2.08%	2.22%	2.20%	2.62%

Portfolio turnover rate(c)	42%	42%	69%	43%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$38.75	$38.05	$34.98	$32.35	$30.32

Net investment income(a)	0.53	0.57	0.57	0.53	0.60

Net realized and unrealized gain	0.57	1.00	3.10	2.59	2.00

Total from investment operations	1.10	1.57	3.67	3.12	2.60

Distributions to shareholders from net investment income	(0.55)	(0.57)	(0.60)	(0.49)	(0.57)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—	—	—

Total distributions	(2.12)	(0.87)	(0.60)	(0.49)	(0.57)

Net asset value, end of year	$37.73	$38.75	$38.05	$34.98	$32.35

Total Return(b)	2.82%	4.29%	10.59%	9.68%	8.71%

Net assets, end of year (in 000’s)	$1,131	$1,525	$1,492	$1,571	$1,477

Ratio of net expenses to average net assets	1.33%	1.34%	1.37%	1.38%	1.38%

Ratio of total expenses to average net assets	1.50%	1.50%	1.52%	1.49%	1.51%

Ratio of net investment income to average net assets	1.42%	1.54%	1.55%	1.54%	1.96%

Portfolio turnover rate(c)	42%	42%	69%	43%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Income Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$39.65	$38.92	$37.37

Net investment income(b)	0.76	0.82	0.31

Net realized and unrealized gain	0.59	1.01	1.48

Total from investment operations	1.35	1.83	1.79

Distributions to shareholders from net investment income	(0.79)	(0.80)	(0.24)

Distributions to shareholders from net realized gains	(1.57)	(0.30)	—

Total distributions	(2.36)	(1.10)	(0.24)

Net asset value, end of period	$38.64	$39.65	$38.92

Total Return(c)	3.43%	4.92%	4.84%

Net assets, end of period (in 000’s)	$20,492	$11,500	$10,835

Ratio of net expenses to average net assets	0.73%	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	0.85%	0.85%	0.95	%(d)

Ratio of net investment income to average net assets	2.04%	2.16%	2.20	%(d)

Portfolio turnover rate(e)	42%	42%	69%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.69	$11.08	$11.10	$9.89	$9.28

Net investment income(a)	0.09	0.08	0.05	0.10	0.12

Net realized and unrealized gain	0.62	0.09	0.87	1.22	0.52

Total from investment operations	0.71	0.17	0.92	1.32	0.64

Distributions to shareholders from net investment income	(0.04)	(0.05)	(0.08)	(0.11)	(0.03)

Distributions to shareholders from net realized gains	(0.11)	(0.51)	(0.86)	—	—

Total distributions	(0.15)	(0.56)	(0.94)	(0.11)	(0.03)

Net asset value, end of year	$11.25	$10.69	$11.08	$11.10	$9.89

Total Return(b)	6.60%	2.10%	8.64%	13.42%	6.93%

Net assets, end of year (in 000’s)	$148	$63	$52	$50	$25

Ratio of net expenses to average net assets	1.09%	1.09%	1.12%	1.13%	1.13%

Ratio of total expenses to average net assets	4.71%	8.11%	4.84%	7.96%	14.54%

Ratio of net investment income to average net assets	0.83%	0.78%	0.50%	0.95%	1.33%

Portfolio turnover rate(c)	102%	122%	204%	126%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.60	$11.03	$11.05	$9.84	$9.28

Net investment income (loss)(a)	0.01	—	(0.03)	0.03	0.05

Net realized and unrealized gain	0.61	0.09	0.87	1.21	0.51

Total from investment operations	0.62	0.09	0.84	1.24	0.56

Distributions to shareholders from net investment income	—	(0.01)	—	(0.03)	— (b)

Distributions to shareholders from net realized gains	(0.11)	(0.51)	(0.86)	—	—

Total distributions	(0.11)	(0.52)	(0.86)	(0.03)	— (b)

Net asset value, end of year	$11.11	$10.60	$11.03	$11.05	$9.84

Total Return(c)	5.85%	1.27%	7.87%	12.64%	6.06%

Net assets, end of year (in 000’s)	$32	$30	$30	$48	$25

Ratio of net expenses to average net assets	1.85%	1.85%	1.87%	1.88%	1.88%

Ratio of total expenses to average net assets	5.81%	8.79%	5.77%	8.66%	15.30%

Ratio of net investment income (loss) to average net assets	0.06%	0.05%	(0.24)%	0.25%	0.58%

Portfolio turnover rate(d)	102%	122%	204%	126%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.72	$11.13	$11.14	$9.92	$9.29

Net investment income(a)	0.12	0.12	0.09	0.15	0.16

Net realized and unrealized gain	0.63	0.08	0.88	1.21	0.52

Total from investment operations	0.75	0.20	0.97	1.36	0.68

Distributions to shareholders from net investment income	(0.07)	(0.10)	(0.12)	(0.14)	(0.05)

Distributions to shareholders from net realized gains	(0.11)	(0.51)	(0.86)	—	—

Total distributions	(0.18)	(0.61)	(0.98)	(0.14)	(0.05)

Net asset value, end of year	$11.29	$10.72	$11.13	$11.14	$9.92

Total Return(b)	7.00%	2.47%	9.06%	13.79%	7.33%

Net assets, end of year (in 000’s)	$871	$776	$1,007	$4,802	$3,206

Ratio of net expenses to average net assets	0.76%	0.73%	0.73%	0.73%	0.73%

Ratio of total expenses to average net assets	4.65%	7.57%	4.40%	7.40%	13.52%

Ratio of net investment income to average net assets	1.13%	1.16%	0.86%	1.39%	1.73%

Portfolio turnover rate(c)	102%	122%	204%	126%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.69	$11.13	$11.13	$9.91	$9.29

Net investment income(a)	0.11	0.11	0.08	0.13	0.15

Net realized and unrealized gain	0.63	0.07	0.88	1.22	0.51

Total from investment operations	0.74	0.18	0.96	1.35	0.66

Distributions to shareholders from net investment income	(0.06)	(0.11)	(0.10)	(0.13)	(0.04)

Distributions to shareholders from net realized gains	(0.11)	(0.51)	(0.86)	—	—

Total distributions	(0.17)	(0.62)	(0.96)	(0.13)	(0.04)

Net asset value, end of year	$11.26	$10.69	$11.13	$11.13	$9.91

Total Return(b)	6.92%	2.26%	9.01%	13.65%	7.26%

Net assets, end of year (in 000’s)	$34	$32	$31	$28	$25

Ratio of net expenses to average net assets	0.85%	0.85%	0.87%	0.88%	0.88%

Ratio of total expenses to average net assets	4.81%	7.79%	4.77%	7.61%	14.28%

Ratio of net investment income to average net assets	1.04%	1.05%	0.72%	1.20%	1.58%

Portfolio turnover rate(c)	102%	122%	204%	126%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.71	$11.14	$11.15	$9.92	$9.29

Net investment income(a)	0.12	0.12	0.10	0.15	0.16

Net realized and unrealized gain	0.62	0.09	0.87	1.22	0.52

Total from investment operations	0.74	0.21	0.97	1.37	0.68

Distributions to shareholders from net investment income	(0.07)	(0.13)	(0.12)	(0.14)	(0.05)

Distributions to shareholders from net realized gains	(0.11)	(0.51)	(0.86)	—	—

Total distributions	(0.18)	(0.64)	(0.98)	(0.14)	(0.05)

Net asset value, end of year	$11.27	$10.71	$11.14	$11.15	$9.92

Total Return(b)	6.92%	2.52%	9.06%	13.91%	7.34%

Net assets, end of year (in 000’s)	$34	$32	$31	$28	$25

Ratio of net expenses to average net assets	0.75%	0.72%	0.72%	0.71%	0.71%

Ratio of total expenses to average net assets	4.67%	7.64%	4.64%	7.46%	14.11%

Ratio of net investment income to average net assets	1.13%	1.16%	0.87%	1.37%	1.75%

Portfolio turnover rate(c)	102%	122%	204%	126%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$10.65	$11.07	$11.09	$9.88	$9.28

Net investment income(a)	0.06	0.06	0.02	0.07	0.10

Net realized and unrealized gain	0.61	0.09	0.87	1.22	0.52

Total from investment operations	0.67	0.15	0.89	1.29	0.62

Distributions to shareholders from net investment income	(0.01)	(0.06)	(0.05)	(0.08)	(0.02)

Distributions to shareholders from net realized gains	(0.11)	(0.51)	(0.86)	—	—

Total distributions	(0.12)	(0.57)	(0.91)	(0.08)	(0.02)

Net asset value, end of year	$11.20	$10.65	$11.07	$11.09	$9.88

Total Return(b)	6.27%	1.91%	8.35%	13.08%	6.60%

Net assets, end of year (in 000’s)	$33	$31	$30	$28	$25

Ratio of net expenses to average net assets	1.35%	1.35%	1.37%	1.38%	1.38%

Ratio of total expenses to average net assets	5.31%	8.29%	5.27%	8.12%	14.79%

Ratio of net investment income to average net assets	0.55%	0.54%	0.22%	0.70%	1.08%

Portfolio turnover rate(c)	102%	122%	204%	126%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$10.71	$11.15	$10.54

Net investment income(b)	0.12	0.12	0.04

Net realized and unrealized gain	0.63	0.08	0.57

Total from investment operations	0.75	0.20	0.61

Distributions to shareholders from net investment income	(0.07)	(0.13)	—

Distributions to shareholders from net realized gains	(0.11)	(0.51)	—

Total distributions	(0.18)	(0.64)	—

Net asset value, end of period	$11.28	$10.71	$11.15

Total Return(c)	7.03%	2.44%	5.79%

Net assets, end of period (in 000’s)	$8,657	$4,739	$5,652

Ratio of net expenses to average net assets	0.74%	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	4.45%	7.47%	5.91	%(d)

Ratio of net investment income to average net assets	1.16%	1.16%	0.89	%(d)

Portfolio turnover rate(e)	102%	122%	204%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.42	$16.16	$17.25	$16.08	$16.45

Net investment income(a)	0.16	0.16	0.13	0.19	0.24

Net realized and unrealized gain (loss)	0.18	(0.25)	1.35	1.26	0.95

Total from investment operations	0.34	(0.09)	1.48	1.45	1.19

Distributions to shareholders from net investment income	(0.17)	(0.14)	(0.21)	(0.28)	(0.12)

Distributions to shareholders from net realized gains	(0.67)	(1.51)	(2.36)	—	(1.44)

Total distributions	(0.84)	(1.65)	(2.57)	(0.28)	(1.56)

Net asset value, end of year	$13.92	$14.42	$16.16	$17.25	$16.08

Total Return(b)	1.97%	0.38%	9.29%	9.04%	7.73%

Net assets, end of year (in 000’s)	$74,559	$84,723	$92,226	$153,608	$197,754

Ratio of net expenses to average net assets	1.07%	1.11%	1.11%	1.14%	1.18%

Ratio of total expenses to average net assets	1.28%	1.28%	1.24%	1.22%	1.22%

Ratio of net investment income to average net assets	1.13%	1.10%	0.81%	1.14%	1.54%

Portfolio turnover rate(c)	64%	62%	171%	124%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.64	$15.32	$16.51	$15.43	$15.83

Net investment income(a)	0.05	0.05	0.01	0.07	0.12

Net realized and unrealized gain (loss)	0.17	(0.22)	1.29	1.19	0.93

Total from investment operations	0.22	(0.17)	1.30	1.26	1.05

Distributions to shareholders from net investment income	(0.07)	—	(0.13)	(0.18)	(0.01)

Distributions to shareholders from net realized gains	(0.67)	(1.51)	(2.36)	—	(1.44)

Total distributions	(0.74)	(1.51)	(2.49)	(0.18)	(1.45)

Net asset value, end of year	$13.12	$13.64	$15.32	$16.51	$15.43

Total Return(b)	1.21%	(0.28)%	8.46%	8.18%	7.01%

Net assets, end of year (in 000’s)	$17,422	$21,481	$36,819	$39,403	$41,587

Ratio of net expenses to average net assets	1.82%	1.86%	1.86%	1.89%	1.93%

Ratio of total expenses to average net assets	2.03%	2.03%	1.99%	1.97%	1.97%

Ratio of net investment income to average net assets	0.39%	0.35%	0.06%	0.41%	0.79%

Portfolio turnover rate(c)	64%	62%	171%	124%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.58	$16.32	$17.42	$16.25	$16.61

Net investment income(a)	0.20	0.21	0.19	0.25	0.30

Net realized and unrealized gain (loss)	0.19	(0.26)	1.36	1.27	0.97

Total from investment operations	0.39	(0.05)	1.55	1.52	1.27

Distributions to shareholders from net investment income	(0.22)	(0.18)	(0.28)	(0.35)	(0.19)

Distributions to shareholders from net realized gains	(0.67)	(1.51)	(2.37)	—	(1.44)

Total distributions	(0.89)	(1.69)	(2.65)	(0.35)	(1.63)

Net asset value, end of year	$14.08	$14.58	$16.32	$17.42	$16.25

Total Return(b)	2.26%	0.69%	9.65%	9.41%	8.17%

Net assets, end of year (in 000’s)	$140,814	$177,613	$174,803	$645,552	$905,400

Ratio of net expenses to average net assets	0.76%	0.79%	0.79%	0.78%	0.78%

Ratio of total expenses to average net assets	0.90%	0.89%	0.85%	0.82%	0.82%

Ratio of net investment income to average net assets	1.43%	1.42%	1.13%	1.46%	1.93%

Portfolio turnover rate(c)	64%	62%	171%	124%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.36	$16.03	$17.14	$15.99	$16.36

Net investment income(a)	0.13	0.13	0.10	0.17	0.22

Net realized and unrealized gain (loss)	0.19	(0.24)	1.35	1.23	0.96

Total from investment operations	0.32	(0.11)	1.45	1.40	1.18

Distributions to shareholders from net investment income	(0.15)	(0.05)	(0.20)	(0.25)	(0.11)

Distributions to shareholders from net realized gains	(0.67)	(1.51)	(2.36)	—	(1.44)

Total distributions	(0.82)	(1.56)	(2.56)	(0.25)	(1.55)

Net asset value, end of year	$13.86	$14.36	$16.03	$17.14	$15.99

Total Return(b)	1.80%	0.20%	9.15%	8.80%	7.67%

Net assets, end of year (in 000’s)	$836	$1,004	$1,201	$2,914	$3,549

Ratio of net expenses to average net assets	1.26%	1.29%	1.29%	1.28%	1.28%

Ratio of total expenses to average net assets	1.40%	1.39%	1.35%	1.32%	1.32%

Ratio of net investment income to average net assets	0.94%	0.91%	0.64%	1.01%	1.45%

Portfolio turnover rate(c)	64%	62%	171%	124%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.43	$16.17	$17.28	$16.11	$16.47

Net investment income(a)	0.19	0.20	0.17	0.25	0.27

Net realized and unrealized gain (loss)	0.19	(0.26)	1.36	1.23	0.97

Total from investment operations	0.38	(0.06)	1.53	1.48	1.24

Distributions to shareholders from net investment income	(0.21)	(0.17)	(0.27)	(0.31)	(0.16)

Distributions to shareholders from net realized gains	(0.67)	(1.51)	(2.37)	—	(1.44)

Total distributions	(0.88)	(1.68)	(2.64)	(0.31)	(1.60)

Net asset value, end of year	$13.93	$14.43	$16.17	$17.28	$16.11

Total Return(b)	2.22%	0.64%	9.61%	9.26%	8.05%

Net assets, end of year (in 000’s)	$3,460	$4,191	$7,447	$6,516	$3,654

Ratio of net expenses to average net assets	0.82%	0.86%	0.86%	0.88%	0.93%

Ratio of total expenses to average net assets	1.03%	1.03%	0.99%	0.97%	0.97%

Ratio of net investment income to average net assets	1.37%	1.35%	1.06%	1.47%	1.77%

Portfolio turnover rate(c)	64%	62%	171%	124%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$14.92	$16.66	$17.45	$16.25	$16.61

Net investment income(a)	0.21	0.22	0.18	0.21	0.31

Net realized and unrealized gain (loss)	0.19	(0.26)	1.39	1.34	0.96

Total from investment operations	0.40	(0.04)	1.57	1.55	1.27

Distributions to shareholders from net investment income	(0.22)	(0.19)	—	(0.35)	(0.19)

Distributions to shareholders from net realized gains	(0.67)	(1.51)	(2.36)	—	(1.44)

Total distributions	(0.89)	(1.70)	(2.36)	(0.35)	(1.63)

Net asset value, end of year	$14.43	$14.92	$16.66	$17.45	$16.25

Total Return(b)	2.29%	0.73%	9.67%	9.63%	8.21%

Net assets, end of year (in 000’s)	$1,636	$2,172	$1,106	$11	$121,773

Ratio of net expenses to average net assets	0.75%	0.78%	0.78%	0.76%	0.76%

Ratio of total expenses to average net assets	0.89%	0.89%	0.85%	0.79%	0.80%

Ratio of net investment income to average net assets	1.43%	1.44%	1.12%	1.27%	2.05%

Portfolio turnover rate(c)	64%	62%	171%	124%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$13.97	$15.71	$16.86	$15.73	$16.12

Net investment income(a)	0.12	0.12	0.09	0.15	0.20

Net realized and unrealized gain (loss)	0.17	(0.25)	1.32	1.22	0.94

Total from investment operations	0.29	(0.13)	1.41	1.37	1.14

Distributions to shareholders from net investment income	(0.12)	(0.10)	(0.20)	(0.24)	(0.09)

Distributions to shareholders from net realized gains	(0.67)	(1.51)	(2.36)	—	(1.44)

Total distributions	(0.79)	(1.61)	(2.56)	(0.24)	(1.53)

Net asset value, end of year	$13.47	$13.97	$15.71	$16.86	$15.73

Total Return(b)	1.70%	0.12%	9.05%	8.73%	7.51%

Net assets, end of year (in 000’s)	$2,932	$4,008	$5,252	$6,204	$7,130

Ratio of net expenses to average net assets	1.32%	1.36%	1.36%	1.39%	1.43%

Ratio of total expenses to average net assets	1.53%	1.53%	1.49%	1.47%	1.47%

Ratio of net investment income to average net assets	0.89%	0.85%	0.56%	0.90%	1.30%

Portfolio turnover rate(c)	64%	62%	171%	124%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$14.92	$16.66	$15.81

Net investment income(b)	0.21	0.21	0.08

Net realized and unrealized gain (loss)	0.19	(0.25)	0.77

Total from investment operations	0.40	(0.04)	0.85

Distributions to shareholders from net investment income	(0.22)	(0.19)	—

Distributions to shareholders from net realized gains	(0.67)	(1.51)	—

Total distributions	(0.89)	(1.70)	—

Net asset value, end of period	$14.43	$14.92	$16.66

Total Return(c)	2.29%	0.74%	5.38%

Net assets, end of period (in 000’s)	$154,720	$180,475	$248,012

Ratio of net expenses to average net assets	0.75%	0.78%	0.78	%(d)

Ratio of total expenses to average net assets	0.89%	0.88%	0.85	%(d)

Ratio of net investment income to average net assets	1.45%	1.43%	1.26	%(d)

Portfolio turnover rate(e)	64%	62%	171%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$32.33	$36.62	$38.27	$35.25	$38.81

Net investment income(a)	0.16	0.16	0.08	0.19	0.32

Net realized and unrealized gain (loss)	(0.22)	0.40	3.71	3.20	0.56

Total from investment operations	(0.06)	0.56	3.79	3.39	0.88

Distributions to shareholders from net investment income	(0.18)	(0.14)	(0.15)	(0.37)	(0.10)

Distributions to shareholders from net realized gains	(0.84)	(4.71)	(5.29)	—	(4.34)

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(1.05)	(4.85)	(5.44)	(0.37)	(4.44)

Net asset value, end of year	$31.22	$32.33	$36.62	$38.27	$35.25

Total Return(b)	(0.41)%	3.39%	10.68%	9.66%	3.00%

Net assets, end of year (in 000’s)	$424,878	$526,864	$630,820	$851,681	$1,363,093

Ratio of net expenses to average net assets	1.24%	1.22%	1.22%	1.17%	1.15%

Ratio of total expenses to average net assets	1.24%	1.23%	1.22%	1.17%	1.15%

Ratio of net investment income to average net assets	0.52%	0.49%	0.22%	0.51%	0.92%

Portfolio turnover rate(c)	87%	82%	137%	124%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$28.10	$32.59	$34.68	$32.00	$35.80

Net investment income (loss)(a)	(0.02)	(0.07)	(0.17)	(0.09)	0.05

Net realized and unrealized gain (loss)	(0.24)	0.29	3.33	2.92	0.49

Total from investment operations	(0.26)	0.22	3.16	2.83	0.54

Distributions to shareholders from net investment income	—	—	—	(0.15)	—

Distributions to shareholders from net realized gains	(0.81)	(4.71)	(5.25)	—	(4.34)

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(0.84)	(4.71)	(5.25)	(0.15)	(4.34)

Net asset value, end of year	$27.00	$28.10	$32.59	$34.68	$32.00

Total Return(b)	(1.14)%	2.58%	9.86%	8.86%	2.20%

Net assets, end of year (in 000’s)	$16,230	$28,175	$78,897	$102,928	$141,081

Ratio of net expenses to average net assets	1.99%	1.98%	1.97%	1.92%	1.90%

Ratio of total expenses to average net assets	1.99%	1.98%	1.97%	1.92%	1.90%

Ratio of net investment income (loss) to average net assets	(0.07)%	(0.24)%	(0.53)%	(0.25)%	0.16%

Portfolio turnover rate(c)	87%	82%	137%	124%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$32.76	$37.06	$38.68	$35.64	$39.22

Net investment income(a)	0.26	0.29	0.21	0.34	0.46

Net realized and unrealized gain (loss)	(0.19)	0.39	3.77	3.25	0.56

Total from investment operations	0.07	0.68	3.98	3.59	1.02

Distributions to shareholders from net investment income	(0.30)	(0.27)	(0.26)	(0.55)	(0.26)

Distributions to shareholders from net realized gains	(0.84)	(4.71)	(5.34)	—	(4.34)

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(1.18)	(4.98)	(5.60)	(0.55)	(4.60)

Net asset value, end of year	$31.65	$32.76	$37.06	$38.68	$35.64

Total Return(b)	(0.03)%	3.78%	11.13%	10.12%	3.39%

Net assets, end of year (in 000’s)	$271,283	$346,004	$555,930	$1,424,886	$3,687,681

Ratio of net expenses to average net assets	0.86%	0.84%	0.83%	0.77%	0.75%

Ratio of total expenses to average net assets	0.86%	0.84%	0.83%	0.77%	0.75%

Ratio of net investment income to average net assets	0.82%	0.89%	0.58%	0.91%	1.31%

Portfolio turnover rate(c)	87%	82%	137%	124%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$31.58	$35.89	$37.61	$34.63	$38.21

Net investment income(a)	0.13	0.12	0.04	0.15	0.28

Net realized and unrealized gain (loss)	(0.23)	0.38	3.65	3.15	0.54

Total from investment operations	(0.10)	0.50	3.69	3.30	0.82

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.12)	(0.32)	(0.06)

Distributions to shareholders from net realized gains	(0.84)	(4.71)	(5.29)	—	(4.34)

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(0.98)	(4.81)	(5.41)	(0.32)	(4.40)

Net asset value, end of year	$30.50	$31.58	$35.89	$37.61	$34.63

Total Return(b)	(0.52)%	3.25%	10.58%	9.56%	2.87%

Net assets, end of year (in 000’s)	$30,424	$47,597	$65,727	$87,438	$139,677

Ratio of net expenses to average net assets	1.36%	1.34%	1.33%	1.27%	1.25%

Ratio of total expenses to average net assets	1.36%	1.34%	1.33%	1.28%	1.25%

Ratio of net investment income to average net assets	0.43%	0.38%	0.11%	0.40%	0.84%

Portfolio turnover rate(c)	87%	82%	137%	124%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$31.55	$35.89	$37.57	$34.63	$38.23

Net investment income(a)	0.22	0.23	0.17	0.27	0.39

Net realized and unrealized gain (loss)	(0.19)	0.37	3.63	3.17	0.55

Total from investment operations	0.03	0.60	3.80	3.44	0.94

Distributions to shareholders from net investment income	(0.26)	(0.23)	(0.18)	(0.50)	(0.20)

Distributions to shareholders from net realized gains	(0.84)	(4.71)	(5.30)	—	(4.34)

Distributions to shareholders from return of capital	(0.04)	—	—	—	—

Total distributions	(1.14)	(4.94)	(5.48)	(0.50)	(4.54)

Net asset value, end of year	$30.44	$31.55	$35.89	$37.57	$34.63

Total Return(b)	(0.16)%	3.63%	10.98%	9.94%	3.24%

Net assets, end of year (in 000’s)	$33,249	$41,809	$51,375	$77,446	$220,429

Ratio of net expenses to average net assets	0.99%	0.97%	0.97%	0.92%	0.90%

Ratio of total expenses to average net assets	0.99%	0.98%	0.97%	0.92%	0.90%

Ratio of net investment income to average net assets	0.72%	0.74%	0.47%	0.73%	1.16%

Portfolio turnover rate(c)	87%	82%	137%	124%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$32.74	$37.04	$38.66	$35.64	$39.23

Net investment income(a)	0.25	0.27	0.22	0.36	0.47

Net realized and unrealized gain (loss)	(0.18)	0.41	3.76	3.22	0.56

Total from investment operations	0.07	0.68	3.98	3.58	1.03

Distributions to shareholders from net investment income	(0.27)	(0.27)	(0.27)	(0.56)	(0.28)

Distributions to shareholders from net realized gains	(0.84)	(4.71)	(5.33)	—	(4.34)

Distributions to shareholders from return of capital	(0.08)	—	—	—	—

Total distributions	(1.19)	(4.98)	(5.60)	(0.56)	(4.62)

Net asset value, end of year	$31.62	$32.74	$37.04	$38.66	$35.64

Total Return(b)	(0.05)%	3.79%	11.10%	10.13%	3.41%

Net assets, end of year (in 000’s)	$54,633	$50,538	$39,520	$73,505	$372,313

Ratio of net expenses to average net assets	0.85%	0.82%	0.82%	0.75%	0.73%

Ratio of total expenses to average net assets	0.85%	0.83%	0.82%	0.75%	0.73%

Ratio of net investment income to average net assets	0.82%	0.85%	0.60%	0.97%	1.39%

Portfolio turnover rate(c)	87%	82%	137%	124%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$31.20	$35.52	$37.28	$34.38	$38.00

Net investment income (loss)(a)	0.10	0.08	(0.01)	0.09	0.22

Net realized and unrealized gain (loss)	(0.24)	0.37	3.61	3.13	0.55

Total from investment operations	(0.14)	0.45	3.60	3.22	0.77

Distributions to shareholders from net investment income	(0.10)	(0.06)	(0.09)	(0.32)	(0.05)

Distributions to shareholders from net realized gains	(0.84)	(4.71)	(5.27)	—	(4.34)

Distributions to shareholders from return of capital	(0.03)	—	—	—	—

Total distributions	(0.97)	(4.77)	(5.36)	(0.32)	(4.39)

Net asset value, end of year	$30.09	$31.20	$35.52	$37.28	$34.38

Total Return(b)	(0.65)%	3.10%	10.43%	9.40%	2.72%

Net assets, end of year (in 000’s)	$17,015	$21,916	$28,103	$34,193	$40,111

Ratio of net expenses to average net assets	1.49%	1.47%	1.47%	1.42%	1.40%

Ratio of total expenses to average net assets	1.49%	1.48%	1.47%	1.43%	1.40%

Ratio of net investment income (loss) to average net assets	0.32%	0.25%	(0.03)%	0.25%	0.66%

Portfolio turnover rate(c)	87%	82%	137%	124%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$32.73	$37.04	$35.64

Net investment income(b)	0.26	0.29	0.13

Net realized and unrealized gain (loss)	(0.19)	0.39	1.27

Total from investment operations	0.07	0.68	1.40

Distributions to shareholders from net investment income	(0.33)	(0.28)	—

Distributions to shareholders from net realized gains	(0.84)	(4.71)	—

Distributions to shareholders from return of capital	(0.01)	—	—

Total distributions	(1.18)	(4.99)	—

Net asset value, end of period	$31.62	$32.73	$37.04

Total Return(c)	(0.02)%	3.80%	3.93%

Net assets, end of period (in 000’s)	$129,680	$141,460	$172,003

Ratio of net expenses to average net assets	0.85%	0.83%	0.86	%(d)

Ratio of total expenses to average net assets	0.85%	0.83%	0.86	%(d)

Ratio of net investment income to average net assets	0.82%	0.89%	0.94	%(d)

Portfolio turnover rate(e)	87%	82%	137%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$47.20	$59.98	$56.63	$52.52	$49.78

Net investment income(a)	0.20	0.20	0.04	0.16	0.20

Net realized and unrealized gain (loss)	(4.48)	(7.12)	9.70	5.92	5.11

Total from investment operations	(4.28)	(6.92)	9.74	6.08	5.31

Distributions to shareholders from net investment income	(0.26)	(0.02)	(0.08)	(0.22)	(0.16)

Distributions to shareholders from net realized gains	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Total distributions	(2.32)	(5.86)	(6.39)	(1.97)	(2.57)

Net asset value, end of year	$40.60	$47.20	$59.98	$56.63	$52.52

Total Return(b)	(9.92)%	(11.16)%	18.15%	11.56%	11.22%

Net assets, end of year (in 000’s)	$413,666	$594,825	$803,918	$851,497	$928,091

Ratio of net expenses to average net assets	1.34%	1.34%	1.33%	1.34%	1.35%

Ratio of total expenses to average net assets	1.37%	1.36%	1.36%	1.38%	1.39%

Ratio of net investment income to average net assets	0.47%	0.39%	0.07%	0.29%	0.42%

Portfolio turnover rate(c)	75%	47%	55%	68%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$33.97	$45.37	$44.50	$41.75	$40.23

Net investment loss(a)	(0.02)	(0.13)	(0.31)	(0.20)	(0.13)

Net realized and unrealized gain (loss)	(3.21)	(5.43)	7.49	4.70	4.06

Total from investment operations	(3.23)	(5.56)	7.18	4.50	3.93

Distributions to shareholders from net investment income	—	—	—	—	— (b)

Distributions to shareholders from net realized gains	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Total distributions	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Net asset value, end of year	$28.68	$33.97	$45.37	$44.50	$41.75

Total Return(c)	(10.61)%	(11.83)%	17.26%	10.72%	10.40%

Net assets, end of year (in 000’s)	$3,220	$8,867	$37,157	$37,357	$47,925

Ratio of net expenses to average net assets	2.09%	2.09%	2.08%	2.09%	2.10%

Ratio of total expenses to average net assets	2.12%	2.11%	2.11%	2.13%	2.14%

Ratio of net investment loss to average net assets	(0.05)%	(0.36)%	(0.69)%	(0.45)%	(0.33)%

Portfolio turnover rate(d)	75%	47%	55%	68%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$51.56	$64.90	$60.78	$56.20	$53.10

Net investment income(a)	0.35	0.43	0.28	0.41	0.42

Net realized and unrealized gain (loss)	(4.87)	(7.71)	10.46	6.34	5.45

Total from investment operations	(4.52)	(7.28)	10.74	6.75	5.87

Distributions to shareholders from net investment income	(0.46)	(0.22)	(0.31)	(0.42)	(0.36)

Distributions to shareholders from net realized gains	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Total distributions	(2.52)	(6.06)	(6.62)	(2.17)	(2.77)

Net asset value, end of year	$44.52	$51.56	$64.90	$60.78	$56.20

Total Return(b)	(9.60)%	(10.81)%	18.62%	12.00%	11.66%

Net assets, end of year (in 000’s)	$2,454,781	$3,114,853	$4,304,041	$4,393,986	$4,476,848

Ratio of net expenses to average net assets	0.96%	0.95%	0.94%	0.94%	0.95%

Ratio of total expenses to average net assets	0.99%	0.97%	0.97%	0.98%	0.99%

Ratio of net investment income to average net assets	0.74%	0.78%	0.45%	0.69%	0.82%

Portfolio turnover rate(c)	75%	47%	55%	68%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Service Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$45.50	$58.10	$55.04	$51.10	$48.50

Net investment income (loss)(a)	0.16	0.14	(0.03)	0.09	0.15

Net realized and unrealized gain (loss)	(4.35)	(6.90)	9.42	5.77	4.96

Total from investment operations	(4.19)	(6.76)	9.39	5.86	5.11

Distributions to shareholders from net investment income	(0.15)	—	(0.02)	(0.17)	(0.10)

Distributions to shareholders from net realized gains	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Total distributions	(2.21)	(5.84)	(6.33)	(1.92)	(2.51)

Net asset value, end of year	$39.10	$45.50	$58.10	$55.04	$51.10

Total Return(b)	(10.04)%	(11.26)%	18.02%	11.44%	11.11%

Net assets, end of year (in 000’s)	$39,295	$75,860	$110,636	$145,996	$119,315

Ratio of net expenses to average net assets	1.46%	1.45%	1.44%	1.44%	1.45%

Ratio of total expenses to average net assets	1.49%	1.47%	1.47%	1.48%	1.49%

Ratio of net investment income (loss) to average net assets	0.39%	0.29%	(0.06)%	0.17%	0.32%

Portfolio turnover rate(c)	75%	47%	55%	68%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$46.84	$59.60	$56.32	$52.23	$49.55

Net investment income(a)	0.27	0.32	0.18	0.29	0.32

Net realized and unrealized gain (loss)	(4.39)	(7.09)	9.64	5.90	5.07

Total from investment operations	(4.12)	(6.77)	9.82	6.19	5.39

Distributions to shareholders from net investment income	(0.40)	(0.15)	(0.23)	(0.35)	(0.30)

Distributions to shareholders from net realized gains	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Total distributions	(2.46)	(5.99)	(6.54)	(2.10)	(2.71)

Net asset value, end of year	$40.26	$46.84	$59.60	$56.32	$52.23

Total Return(b)	(9.70)%	(10.94)%	18.44%	11.84%	11.50%

Net assets, end of year (in 000’s)	$115,491	$132,434	$173,176	$168,986	$162,661

Ratio of net expenses to average net assets	1.09%	1.09%	1.08%	1.09%	1.10%

Ratio of total expenses to average net assets	1.12%	1.11%	1.11%	1.13%	1.14%

Ratio of net investment income to average net assets	0.64%	0.64%	0.31%	0.53%	0.67%

Portfolio turnover rate(c)	75%	47%	55%	68%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$51.53	$64.88	$60.77	$56.19	$53.10

Net investment income(a)	0.35	0.42	0.27	0.38	0.37

Net realized and unrealized gain (loss)	(4.85)	(7.70)	10.47	6.39	5.51

Total from investment operations	(4.50)	(7.28)	10.74	6.77	5.88

Distributions to shareholders from net investment income	(0.47)	(0.23)	(0.32)	(0.44)	(0.38)

Distributions to shareholders from net realized gains	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Total distributions	(2.53)	(6.07)	(6.63)	(2.19)	(2.79)

Net asset value, end of year	$44.50	$51.53	$64.88	$60.77	$56.19

Total Return(b)	(9.58)%	(10.81)%	18.63%	12.03%	11.68%

Net assets, end of year (in 000’s)	$1,229,047	$1,302,069	$1,146,132	$759,095	$317,289

Ratio of net expenses to average net assets	0.95%	0.94%	0.93%	0.92%	0.93%

Ratio of total expenses to average net assets	0.98%	0.96%	0.96%	0.96%	0.98%

Ratio of net investment income to average net assets	0.74%	0.77%	0.44%	0.63%	0.71%

Portfolio turnover rate(c)	75%	47%	55%	68%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$45.96	$58.69	$55.60	$51.62	$48.95

Net investment income (loss)(a)	0.13	0.07	(0.11)	0.02	0.08

Net realized and unrealized gain (loss)	(4.42)	(6.96)	9.51	5.82	5.03

Total from investment operations	(4.29)	(6.89)	9.40	5.84	5.11

Distributions to shareholders from net investment income	(0.13)	—	—	(0.11)	(0.03)

Distributions to shareholders from net realized gains	(2.06)	(5.84)	(6.31)	(1.75)	(2.41)

Total distributions	(2.19)	(5.84)	(6.31)	(1.86)	(2.44)

Net asset value, end of year	$39.48	$45.96	$58.69	$55.60	$51.62

Total Return(b)	(10.16)%	11.37%	17.85%	11.28%	10.96%

Net assets, end of year (in 000’s)	$57,272	$84,684	$123,288	$124,039	$122,526

Ratio of net expenses to average net assets	1.59%	1.59%	1.58%	1.59%	1.60%

Ratio of total expenses to average net assets	1.62%	1.61%	1.61%	1.63%	1.64%

Ratio of net investment income (loss) to average net assets	0.30%	0.15%	(0.19)%	0.04%	0.18%

Portfolio turnover rate(c)	75%	47%	55%	68%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data:

Net asset value, beginning of period	$51.53	$64.88	$60.80

Net investment income(b)	0.34	0.43	0.11

Net realized and unrealized gain (loss)	(4.85)	(7.71)	3.97

Total from investment operations	(4.51)	(7.28)	4.08

Distributions to shareholders from net investment income	(0.46)	(0.23)	—

Distributions to shareholders from net realized gains	(2.06)	(5.84)	—

Total distributions	(2.52)	(6.07)	—

Net asset value, end of period	$44.50	$51.53	$64.88

Total Return(c)	(9.56)%	(10.80)%	6.71%

Net assets, end of period (in 000’s)	$206,370	$231,930	$317,224

Ratio of net expenses to average net assets	0.95%	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	0.98%	0.96%	0.97	%(d)

Ratio of net investment income to average net assets	0.74%	0.79%	0.46	%(d)

Portfolio turnover rate(e)	75%	47%	55%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$11.99	$13.58	$12.37	$11.18	$10.46

Net investment income(a)	0.06	0.07	0.04	0.07	0.08	(b)

Net realized and unrealized gain (loss)	(0.48)	(0.88)	1.72	1.19	0.70

Total from investment operations	(0.42)	(0.81)	1.76	1.26	0.78

Distributions to shareholders from net investment income	(0.07)	(0.02)	(0.08)	(0.07)	(0.01)

Distributions to shareholders from net realized gains	—	(0.76)	(0.47)	—	(0.05)

Total distributions	(0.07)	(0.78)	(0.55)	(0.07)	(0.06)

Net asset value, end of year	$11.50	$11.99	$13.58	$12.37	$11.18

Total Return(c)	(3.56)%	(5.42)%	14.47%	11.30%	7.49%

Net assets, end of year (in 000’s)	$988	$1,467	$1,699	$1,497	$1,128

Ratio of net expenses to average net assets	1.23%	1.23%	1.23%	1.24%	1.26%

Ratio of total expenses to average net assets	1.50%	1.56%	1.47%	1.73%	2.25%

Ratio of net investment income to average net assets	0.49%	0.61%	0.34%	0.58%	0.78	%(b)

Portfolio turnover rate(d)	76%	73%	105%	108%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$11.67	$13.30	$12.14	$11.01	$10.37

Net investment loss(a)	(0.01)	(0.02)	(0.06)	(0.02)	—	(b)(c)

Net realized and unrealized gain (loss)	(0.49)	(0.85)	1.69	1.17	0.69

Total from investment operations	(0.50)	(0.87)	1.63	1.15	0.69

Distributions to shareholders from net investment income	—	—	—	(0.02)	—

Distributions to shareholders from net realized gains	—	(0.76)	(0.47)	—	(0.05)

Total distributions	—	(0.76)	(0.47)	(0.02)	(0.05)

Net asset value, end of year	$11.17	$11.67	$13.30	$12.14	$11.01

Total Return(d)	(4.36)%	(6.07)%	13.63%	10.48%	6.71%

Net assets, end of year (in 000’s)	$948	$994	$1,140	$1,126	$618

Ratio of net expenses to average net assets	1.98%	1.98%	1.98%	1.99%	2.01%

Ratio of total expenses to average net assets	2.24%	2.31%	2.22%	2.47%	2.99%

Ratio of net investment income (loss) to average net assets	(0.07)%	(0.15)%	(0.44)%	(0.17)%	0.04	%(c)

Portfolio turnover rate(e)	76%	73%	105%	108%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$12.18	$13.74	$12.50	$11.29	$10.53

Net investment income(a)	0.09	0.12	0.08	0.12	0.12	(b)

Net realized and unrealized gain (loss)	(0.47)	(0.88)	1.75	1.20	0.71

Total from investment operations	(0.38)	(0.76)	1.83	1.32	0.83

Distributions to shareholders from net investment income	(0.13)	(0.04)	(0.12)	(0.11)	(0.02)

Distributions to shareholders from net realized gains	—	(0.76)	(0.47)	—	(0.05)

Total distributions	(0.13)	(0.80)	(0.59)	(0.11)	(0.07)

Net asset value, end of year	$11.67	$12.18	$13.74	$12.50	$11.29

Total Return(c)	(3.26)%	(5.00)%	14.93%	11.71%	7.96%

Net assets, end of year (in 000’s)	$7,054	$6,223	$5,666	$42,085	$39,176

Ratio of net expenses to average net assets	0.85%	0.84%	0.84%	0.84%	0.87%

Ratio of total expenses to average net assets	1.12%	1.17%	1.08%	1.35%	1.84%

Ratio of net investment income to average net assets	0.78%	0.99%	0.58%	0.97%	1.18	%(b)

Portfolio turnover rate(d)	76%	73%	105%	108%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$12.09	$13.67	$12.44	$11.23	$10.49

Net investment income(a)	0.08	0.10	0.08	0.10	0.11	(b)

Net realized and unrealized gain (loss)	(0.47)	(0.88)	1.73	1.19	0.71

Total from investment operations	(0.39)	(0.78)	1.81	1.29	0.82

Distributions to shareholders from net investment income	(0.11)	(0.04)	(0.11)	(0.08)	(0.03)

Distributions to shareholders from net realized gains	—	(0.76)	(0.47)	—	(0.05)

Total distributions	(0.11)	(0.80)	(0.58)	(0.08)	(0.08)

Net asset value, end of year	$11.59	$12.09	$13.67	$12.44	$11.23

Total Return(c)	(3.32)%	(5.19)%	14.82%	11.52%	7.81%

Net assets, end of year (in 000’s)	$1,435	$3,253	$5,541	$3,250	$2,846

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.99%	1.01%

Ratio of total expenses to average net assets	1.26%	1.30%	1.22%	1.48%	2.03%

Ratio of net investment income to average net assets	0.67%	0.85%	0.61%	0.82%	1.08	%(b)

Portfolio turnover rate(d)	76%	73%	105%	108%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$12.16	$13.75	$12.51	$11.29	$10.53

Net investment income(a)	0.09	0.12	0.10	0.12	0.12	(b)

Net realized and unrealized gain (loss)	(0.46)	(0.89)	1.73	1.21	0.72

Total from investment operations	(0.37)	(0.77)	1.83	1.33	0.84

Distributions to shareholders from net investment income	(0.13)	(0.06)	(0.12)	(0.11)	(0.03)

Distributions to shareholders from net realized gains	—	(0.76)	(0.47)	—	(0.05)

Total distributions	(0.13)	(0.82)	(0.59)	(0.11)	(0.08)

Net asset value, end of year	$11.66	$12.16	$13.75	$12.51	$11.29

Total Return(c)	(3.17)%	(5.06)%	14.94%	11.80%	7.98%

Net assets, end of year (in 000’s)	$52,507	$57,055	$60,931	$61,251	$10

Ratio of net expenses to average net assets	0.84%	0.83%	0.83%	0.83%	0.88%

Ratio of total expenses to average net assets	1.11%	1.16%	1.07%	1.08%	1.90%

Ratio of net investment income to average net assets	0.79%	1.00%	0.75%	0.97%	1.14	%(b)

Portfolio turnover rate(d)	76%	73%	105%	108%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$11.96	$13.56	$12.35	$11.15	$10.45

Net investment income(a)	0.03	0.04	0.01	0.04	0.05	(b)

Net realized and unrealized gain (loss)	(0.49)	(0.87)	1.72	1.19	0.70

Total from investment operations	(0.46)	(0.83)	1.73	1.23	0.75

Distributions to shareholders from net investment income	(0.04)	(0.01)	(0.05)	(0.03)	—

Distributions to shareholders from net realized gains	—	(0.76)	(0.47)	—	(0.05)

Total distributions	(0.04)	(0.77)	(0.52)	(0.03)	(0.05)

Net asset value, end of year	$11.46	$11.96	$13.56	$12.35	$11.15

Total Return(c)	(3.85)%	(5.65)%	14.20%	11.06%	7.24%

Net assets, end of year (in 000’s)	$74	$160	$207	$131	$132

Ratio of net expenses to average net assets	1.48%	1.48%	1.48%	1.49%	1.52%

Ratio of total expenses to average net assets	1.76%	1.81%	1.72%	2.00%	2.50%

Ratio of net investment income to average net assets	0.29%	0.36%	0.09%	0.32%	0.49	%(b)

Portfolio turnover rate(d)	76%	73%	105%	108%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,		Period Ended August 31, 2018(a)
	2020	2019
Per Share Data:

Net asset value, beginning of period	$12.16	$13.75	$13.26

Net investment income(b)	0.09	0.12	0.05

Net realized and unrealized gain (loss)	(0.46)	(0.89)	0.44

Total from investment operations	(0.37)	(0.77)	0.49

Distributions to shareholders from net investment income	(0.13)	(0.06)	—

Distributions to shareholders from net realized gains	—	(0.76)	—

Total distributions	(0.13)	(0.82)	—

Net asset value, end of period	$11.66	$12.16	$13.75

Total Return(c)	(3.17)%	(5.05)%	3.70%

Net assets, end of period (in 000’s)	$38,153	$48,725	$54,660

Ratio of net expenses to average net assets	0.84%	0.83%	0.83	%(d)

Ratio of total expenses to average net assets	1.11%	1.16%	1.09	%(d)

Ratio of net investment income to average net assets	0.79%	1.00%	0.99	%(d)

Portfolio turnover rate(e)	76%	73%	105%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused Value	A, C, Institutional, Investor, R6, R and P	Non-diversified
Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Small/Mid Cap Value	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/ or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

102

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Equity Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

103

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

104

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2020:

EQUITY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,832,842	$—	$—

Europe	19,996,216	—	—

North America	318,570,072	—	—

Oceania	5,047,985	—	—

Investment Company	1,485,827	—	—

Securities Lending Reinvestment Vehicle	600,080	—	—

Total	$349,533,022	$—	$—

FOCUSED VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$245,994	$—	$—

North America	9,457,015	—	—

Investment Company	116,661	—	—

Total	$9,819,670	$—	$—

LARGE CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$11,315,983	$—	$—

North America	381,734,576	—	—

Investment Company	3,050,807	—	—

Total	$396,101,366	$—	$—

MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$24,875,683	$—	$—

North America	944,375,053	—	—

Securities Lending Reinvestment Vehicle	6,163,823	—	—

Total	$975,414,559	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

105

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$15,929,623	$—	$—

Europe	13,736,042	—	—

North America	4,483,724,994	—	—

Exchange Traded Fund	9,075,265	—	—

Investment Company	4,535,074	—	—

Securities Lending Reinvestment Vehicle	25,114,389	—	—

Total	$4,552,115,387	$—	$—

SMALL/MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$338,902	$—	$—

North America	100,757,959	—	—

Securities Lending Reinvestment Vehicle	219,900	—	—

Total	$101,316,761	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Equity Income	0.69%	0.62%	0.59%	0.58%	0.57%	0.69%	0.69%
Focused Value	0.69	0.62	0.59	0.58	0.57	0.69	0.69
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.75	0.71	*
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.75	0.75
Small Cap Value	0.98	0.98	0.88	0.84	0.82	0.92	0.92
Small/Mid Cap Value	0.80	0.80	0.72	0.68	0.67	0.80	0.80

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	Effective December 27, 2019, GSAM agreed to waive a portion of its management fee with respect to the Large Cap Value Fund in order to achieve an effective net management fee rate of 0.69% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least December 27, 2020, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

The Funds invest in Institutional Shares of Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2020, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Equity Income	$1,723
Focused Value	183
Large Cap Value	6,383
Mid Cap Value	14,797
Small Cap Value	97,461
Small/Mid Cap Value	2,467

B.  Distribution and/or Service(12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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Notes to Financial Statements (continued)

August 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2020, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Equity Income	$11,919	$110
Focused Value	722	—
Large Cap Value	6,695	49
Mid Cap Value	17,463	28
Small Cap Value	2,391	—
Small/Mid Cap Value	1,452	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service

Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2020, the fees charged for such transfer agency services were accrued daily and paid monthly at annual rates of 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Large Cap Value Fund. This arrangement will remain in effect through at least December 27, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Equity Income Fund and Focused Value Fund. This arrangement will remain in effect through at least December 27, 2020, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004% and for Mid Cap Value Fund is 0.104%. These Other Expense limitations will remain in place through at least December 27, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended August 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Equity Income	$1,723	$119,040	$430,113	$550,876
Focused Value	183	72	316,532	316,787
Large Cap Value	169,604	72,796	424,953	667,353
Mid Cap Value	14,797	1,400	—	16,197
Small Cap Value	97,461	1,814	1,330,952	1,430,227
Small/Mid Cap Value	2,467	14	295,298	297,779

G.  Line of Credit Facility — As of August 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

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Notes to Financial Statements (continued)

August 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The table below shows the transactions in and earnings from the investments by the Funds in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Fund	Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income
Equity Income	$2,313,684	$27,550,134	$(28,377,991)	$1,485,827	$1,485,827	$10,912
Focused Value	123,228	3,523,112	(3,529,679)	116,661	116,661	1,391
Large Cap Value	1,287,426	96,815,477	(95,052,096)	3,050,807	3,050,807	36,992
Mid Cap Value	11,441,679	316,245,715	(327,687,394)	—	—	114,398
Small Cap Value	28,510,352	986,816,240	(1,010,791,518)	4,535,074	4,535,074	552,986
Small/Mid Cap Value	1,276,729	25,338,763	(26,615,492)	—	—	17,756

As of August 31, 2020, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Focused Value	22%	100%	83%	100%	100%	100%
Small/Mid Cap Value	—	—	—	—	15	—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020, were as follows:

Fund	Purchases	Sales and Maturities
Equity Income	$144,881,490	$159,611,137
Focused Value	11,971,102	8,282,132
Large Cap Value	264,648,665	348,004,374
Mid Cap Value	910,421,661	1,120,532,360
Small Cap Value	3,686,869,016	4,161,798,278
Small/Mid Cap Value	82,555,879	90,369,493

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement

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6. SECURITIES LENDING (continued)

with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Fund	Beginning value as of August 31, 2019	Purchase at Cost	Proceeds from Sales	Ending value as of August 31, 2020
Equity Income	$—	$57,744,370	$(57,144,290)	$600,080
Large Cap Value	—	1,763,379	(1,763,379)	—
Mid Cap Value	—	107,244,240	(101,080,417)	6,163,823
Small Cap Value	—	367,488,868	(342,374,479)	25,114,389
Small/Mid Cap Value	—	13,311,654	(13,091,754)	219,900

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Notes to Financial Statements (continued)

August 31, 2020

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distributions paid from:
Ordinary Income	$6,141,484	$125,297	$6,302,681	$15,160,337	$47,033,894	$1,216,243
Net long-term capital gains	14,362,341	32,331	19,757,517	21,933,533	221,084,593	—
Return of Capital	—	—	—	1,173,962	—	—
Total taxable distributions	$20,503,825	$157,628	$26,060,198	$38,267,832	$268,118,487	$1,216,243

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distributions paid from:
Ordinary Income	$6,392,971	$150,492	$10,564,363	$49,381,579	$21,729,170	$2,396,606
Net long-term capital gains	2,910,420	143,156	45,218,904	146,466,148	620,156,057	5,304,506
Total taxable distributions	$9,303,391	$293,648	$55,783,267	$195,847,727	$641,885,227	$7,701,112

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$963,533	$78,685	$4,828,720	$—	$11,548,513	$609,421
Undistributed long-term capital gains	—	132,239	9,212,085	—	—	—
Total undistributed earnings	$963,533	$210,924	$14,040,805	$—	$11,548,513	$609,421
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$—	$—	$(46,420,689)	$(1,546,844)
Perpetual Long-Term	(2,090,486)	—	—	—	—	—
Total capital loss carryovers	$(2,090,486)	$—	$—	$—	$(46,420,689)	$(1,546,844)
Timing differences (Qualified Post October Loss Deferral)	$(11,646,699)	$(61,632)	$(5,147,631)	$(30,560,776)	$(275,123,563)	$(8,394,491)
Unrealized gains (losses) — net	54,058,360	639,561	41,813,081	124,290,712	432,568,425	6,450,593
Total accumulated earnings (losses) — net	$41,284,708	$788,853	$50,706,255	$93,729,936	$122,572,686	$(2,881,321)
As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$295,474,662	$9,180,112	$354,288,337	$851,123,847	$4,119,546,962	$94,866,168
Gross unrealized gain	70,199,385	1,227,830	69,430,162	166,423,851	909,396,559	16,000,058
Gross unrealized loss	(16,141,025)	(588,269)	(27,617,081)	(42,133,139)	(476,828,134)	(9,549,465)
Net unrealized gains (losses)	$54,058,360	$639,561	$41,813,081	$124,290,712	$432,568,425	$6,450,593

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of underlying fund investments.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

8. OTHER RISKS (continued)

increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Income Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	229,198	$8,334,088	445,813	$16,709,526
Reinvestment of distributions	447,033	17,177,416	214,501	7,867,108
Shares redeemed	(991,362)	(36,324,580)	(986,154)	(36,811,248)
	(315,131)	(10,813,076)	(325,840)	(12,234,614)
Class C Shares
Shares sold	19,753	694,804	44,697	1,530,794
Reinvestment of distributions	9,369	345,797	3,662	127,311
Shares redeemed	(95,896)	(3,260,186)	(296,114)	(10,719,219)
	(66,774)	(2,219,585)	(247,755)	(9,061,114)
Institutional Shares
Shares sold	152,713	5,725,739	70,964	2,716,328
Reinvestment of distributions	29,967	1,167,826	16,445	612,002
Shares redeemed	(100,115)	(3,717,733)	(218,980)	(7,933,165)
	82,565	3,175,832	(131,571)	(4,604,835)
Service Shares
Shares sold	3	100	2,684	104,933
Reinvestment of distributions	216	8,319	70	2,598
Shares redeemed	(455)	(18,051)	(481)	(18,017)
	(236)	(9,632)	2,273	89,514
Investor Shares
Shares sold	27,234	981,695	8,541	313,789
Reinvestment of distributions	3,885	148,693	1,971	72,161
Shares redeemed	(27,845)	(980,116)	(25,479)	(953,281)
	3,274	150,272	(14,967)	(567,331)
Class R6 Shares
Shares sold	22,265	831,682	40,726	1,566,462
Reinvestment of distributions	9,024	352,619	8,496	316,996
Shares redeemed	(42,762)	(1,547,746)	(37,610)	(1,414,030)
	(11,473)	(363,445)	11,612	469,428
Class R Shares
Shares sold	3,070	115,279	3,903	145,465
Reinvestment of distributions	1,600	61,245	686	25,002
Shares redeemed	(14,039)	(475,013)	(4,443)	(164,282)
	(9,369)	(298,489)	146	6,185
Class P Shares
Shares sold	285,806	10,334,223	165,413	5,931,461
Reinvestment of distributions	19,541	751,373	1,706	66,115
Shares redeemed	(65,131)	(2,240,188)	(16,828)	(655,401)
	240,216	8,845,408	150,291	5,342,175

NET INCREASE/(DECREASE)	(76,928)	$(1,532,715)	(555,811)	$(20,560,592)

115

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,516	$103,695	985	$10,181
Reinvestment of distributions	78	896	273	2,623
Shares redeemed	(3,328)	(35,000)	(18)	(196)
	7,266	69,591	1,240	12,608
Class C Shares
Reinvestment of distributions	28	328	146	1,396
	28	328	146	1,396
Institutional Shares
Shares sold	3,678	36,000	9,260	100,006
Reinvestment of distributions	1,167	13,526	3,789	36,446
Shares redeemed	—	—	(31,167)	(350,006)
	4,845	49,526	(18,118)	(213,554)
Investor Shares
Reinvestment of distributions	45	521	179	1,721
	45	521	179	1,721
Class R6 Shares
Reinvestment of distributions	48	557	184	1,772
	48	557	184	1,772
Class R Shares
Reinvestment of distributions	31	358	162	1,556
	31	358	162	1,556
Class P Shares
Shares sold	493,259	5,137,927	140,087	1,480,068
Reinvestment of distributions	12,220	141,442	25,771	248,134
Shares redeemed	(180,182)	(1,719,963)	(230,408)	(2,420,993)
	325,297	3,559,406	(64,550)	(692,791)

NET INCREASE/(DECREASE)	337,560	$3,680,287	(80,757)	$(887,292)

116

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	386,613	$5,266,125	1,156,233	$17,800,681
Reinvestment of distributions	298,925	4,482,803	706,075	9,409,667
Shares redeemed	(1,203,250)	(16,167,723)	(1,695,249)	(24,448,465)
	(517,712)	(6,418,795)	167,059	2,761,883
Class C Shares
Shares sold	33,194	431,506	161,902	2,166,686
Reinvestment of distributions	76,995	1,087,870	184,223	2,321,210
Shares redeemed	(356,987)	(4,573,900)	(1,173,580)	(17,332,904)
	(246,798)	(3,054,524)	(827,455)	(12,845,008)
Institutional Shares
Shares sold	1,320,839	17,273,248	4,137,664	58,999,092
Reinvestment of distributions	579,508	8,786,383	1,200,415	16,163,241
Shares redeemed	(4,081,453)	(57,927,064)	(3,870,176)	(55,213,329)
	(2,181,106)	(31,867,433)	1,467,903	19,949,004
Service Shares
Shares sold	6,329	87,929	13,920	197,835
Reinvestment of distributions	1,053	15,722	3,114	41,241
Shares redeemed	(17,011)	(233,542)	(22,033)	(322,975)
	(9,629)	(129,891)	(4,999)	(83,899)
Investor Shares
Shares sold	50,524	714,528	115,895	1,663,323
Reinvestment of distributions	15,988	239,744	46,233	616,179
Shares redeemed	(108,501)	(1,478,132)	(332,305)	(4,890,057)
	(41,989)	(523,860)	(170,177)	(2,610,555)
Class R6 Shares
Shares sold	20,426	282,346	110,547	1,561,901
Reinvestment of distributions	7,116	110,527	7,519	103,563
Shares redeemed	(59,729)	(841,724)	(38,909)	(580,668)
	(32,187)	(448,851)	79,157	1,084,796
Class R Shares
Shares sold	48,042	601,189	60,801	825,836
Reinvestment of distributions	14,096	204,395	39,199	506,341
Shares redeemed	(131,311)	(1,708,958)	(147,471)	(2,058,916)
	(69,173)	(903,374)	(47,471)	(726,739)
Class P Shares
Shares sold	1,252,345	14,676,899	358,585	5,316,225
Reinvestment of distributions	683,416	10,614,391	1,811,077	24,947,700
Shares redeemed	(3,307,653)	(43,660,114)	(4,957,360)	(71,436,139)
	(1,371,892)	(18,368,824)	(2,787,698)	(41,172,214)

NET INCREASE/(DECREASE)	(4,470,486)	$(61,715,552)	(2,123,681)	$(33,642,732)

117

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,462,153	$44,185,577	2,347,108	$77,283,483
Reinvestment of distributions	448,655	15,125,065	2,582,868	73,645,934
Shares redeemed	(4,599,003)	(140,817,910)	(5,857,369)	(184,856,125)
	(2,688,195)	(81,507,268)	(927,393)	(33,926,708)
Class C Shares
Shares sold	59,183	1,562,938	137,419	3,615,648
Reinvestment of distributions	21,940	639,105	201,798	5,012,677
Shares redeemed	(482,559)	(12,808,402)	(1,757,586)	(53,441,636)
	(401,436)	(10,606,359)	(1,418,369)	(44,813,311)
Institutional Shares
Shares sold	1,799,443	52,742,609	1,995,556	62,747,101
Reinvestment of distributions	297,359	10,160,261	2,038,582	58,898,123
Shares redeemed	(4,087,541)	(127,141,314)	(8,473,134)	(267,235,490)
	(1,990,739)	(64,238,444)	(4,438,996)	(145,590,266)
Service Shares
Shares sold	125,414	3,600,498	169,401	5,129,023
Reinvestment of distributions	35,593	1,171,369	267,972	7,463,360
Shares redeemed	(670,629)	(20,177,249)	(761,701)	(23,407,542)
	(509,622)	(15,405,382)	(324,328)	(10,815,159)
Investor Shares
Shares sold	184,165	5,476,121	228,893	7,034,565
Reinvestment of distributions	44,223	1,454,013	236,814	6,590,455
Shares redeemed	(461,350)	(13,655,472)	(572,052)	(17,631,098)
	(232,962)	(6,725,338)	(106,345)	(4,006,078)
Class R6 Shares
Shares sold	625,333	18,941,033	1,484,361	43,297,633
Reinvestment of distributions	48,892	1,669,401	108,107	3,121,163
Shares redeemed	(490,436)	(15,224,407)	(1,115,618)	(36,785,992)
	183,789	5,386,027	476,850	9,632,804
Class R Shares
Shares sold	195,531	5,217,356	169,859	5,110,464
Reinvestment of distributions	18,303	594,695	99,833	2,747,197
Shares redeemed	(350,810)	(10,017,755)	(358,571)	(11,016,253)
	(136,976)	(4,205,704)	(88,879)	(3,158,592)
Class P Shares
Shares sold	1,148,507	36,315,245	191,340	6,180,713
Reinvestment of distributions	132,360	4,519,458	761,603	21,987,888
Shares redeemed	(1,501,890)	(47,505,869)	(1,274,020)	(40,025,500)
	(221,023)	(6,671,166)	(321,077)	(11,856,899)

NET INCREASE/(DECREASE)	(5,997,164)	$(183,973,634)	(7,148,537)	$(244,534,209)

118

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,596,036	$64,703,525	2,738,206	$144,074,231
Reinvestment of distributions	489,214	24,251,852	1,521,374	69,208,229
Shares redeemed	(4,497,850)	(191,651,785)	(5,061,447)	(249,775,748)
	(2,412,600)	(102,696,408)	(801,867)	(36,493,288)
Class C Shares
Shares sold	17,457	551,502	30,395	1,052,387
Reinvestment of distributions	9,946	348,108	52,489	1,727,412
Shares redeemed	(176,111)	(5,227,096)	(640,886)	(26,603,157)
	(148,708)	(4,327,486)	(558,002)	(23,823,358)
Institutional Shares
Shares sold	12,946,460	564,333,088	10,165,385	538,438,903
Reinvestment of distributions	2,681,940	145,860,418	7,284,890	361,589,851
Shares redeemed	(20,910,025)	(975,609,347)	(23,355,416)	(1,258,950,523)
	(5,281,625)	(265,415,841)	(5,905,141)	(358,921,769)
Service Shares
Shares sold	273,152	10,478,056	423,336	19,570,763
Reinvestment of distributions	55,828	2,662,203	226,267	9,928,596
Shares redeemed	(991,281)	(43,692,687)	(886,608)	(41,707,820)
	(662,301)	(30,552,428)	(237,005)	(12,208,461)
Investor Shares
Shares sold	1,164,040	47,831,966	702,528	34,042,653
Reinvestment of distributions	143,535	7,062,623	380,668	17,177,765
Shares redeemed	(1,266,322)	(53,884,434)	(1,161,528)	(56,411,723)
	41,253	1,010,155	(78,332)	(5,191,305)
Class R6 Shares
Shares sold	9,345,715	430,038,206	10,027,359	537,824,672
Reinvestment of distributions	1,180,724	64,189,653	2,326,545	115,439,649
Shares redeemed	(8,174,988)	(369,771,737)	(4,754,026)	(255,382,176)
	2,351,451	124,456,122	7,599,878	397,882,145
Class R Shares
Shares sold	337,273	12,358,142	289,442	13,741,898
Reinvestment of distributions	73,604	3,545,103	237,161	10,520,466
Shares redeemed	(803,072)	(33,210,279)	(784,599)	(38,015,801)
	(392,195)	(17,307,034)	(257,996)	(13,753,437)
Class P Shares
Shares sold	1,361,647	57,615,257	271,668	14,216,977
Reinvestment of distributions	199,821	10,863,518	587,525	29,152,639
Shares redeemed	(1,425,012)	(63,261,974)	(1,247,774)	(64,442,244)
	136,456	5,216,801	(388,581)	(21,072,628)

NET INCREASE/(DECREASE)	(6,368,269)	$(289,616,119)	(627,046)	$(73,582,101)

119

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,384	$354,871	24,840	$293,849
Reinvestment of distributions	550	7,146	8,738	96,381
Shares redeemed	(66,412)	(738,596)	(36,280)	(438,451)
	(36,478)	(376,579)	(2,702)	(48,221)
Class C Shares
Shares sold	17,292	194,135	23,418	274,542
Reinvestment of distributions	—	—	5,617	60,556
Shares redeemed	(17,578)	(190,853)	(29,599)	(357,347)
	(286)	3,282	(564)	(22,249)
Institutional Shares
Shares sold	203,391	2,221,517	162,178	1,996,323
Reinvestment of distributions	4,849	63,819	31,723	353,973
Shares redeemed	(114,906)	(1,293,991)	(95,160)	(1,170,056)
	93,334	991,345	98,741	1,180,240
Investor Shares
Shares sold	25,034	288,631	32,717	395,391
Reinvestment of distributions	2,288	29,922	19,341	214,689
Shares redeemed	(172,493)	(1,873,035)	(188,413)	(2,274,232)
	(145,171)	(1,554,482)	(136,355)	(1,664,152)
Class R6 Shares
Shares sold	1,153,473	12,846,150	784,558	9,536,135
Reinvestment of distributions	46,058	605,200	325,719	3,632,477
Shares redeemed	(1,386,202)	(15,813,637)	(851,687)	(10,268,971)
	(186,671)	(2,362,287)	258,590	2,899,641
Class R Shares
Shares sold	938	9,766	1,292	15,399
Reinvestment of distributions	45	584	1,077	11,847
Shares redeemed	(7,957)	(76,904)	(4,229)	(51,104)
	(6,974)	(66,554)	(1,860)	(23,858)
Class P Shares
Shares sold	347,145	4,046,413	505,492	5,992,730
Reinvestment of distributions	38,695	508,457	298,105	3,324,027
Shares redeemed	(1,119,273)	(11,034,437)	(773,007)	(8,854,468)
	(733,433)	(6,479,567)	30,590	462,289

NET INCREASE/(DECREASE)	(1,015,679)	$(9,844,842)	246,440	$2,783,690

120

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of Goldman Sachs Focused Value Fund,

Goldman Sachs Equity Income Fund, Goldman Sachs Large Cap Value Fund,

Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund,

and Goldman Sachs Small/Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Focused Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

121

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of each Funds’ net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

122

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*
Class A
Actual	$1,000.00	$960.95		$5.27	$1,000.00	$982.77		$5.33	$1,000.00	$975.83		$5.17
Hypothetical 5% return	1,000.00	1,019.76	+	5.43	1,000.00	1,019.76	+	5.43	1,000.00	1,019.91	+	5.28
Class C
Actual	1,000.00	957.37		8.95	1,000.00	978.60		9.05	1,000.00	971.21		8.87
Hypothetical 5% return	1,000.00	1,015.99	+	9.22	1,000.00	1,015.99	+	9.22	1,000.00	1,016.14	+	9.07
Institutional
Actual	1,000.00	962.32		3.60	1,000.00	984.86		3.64	1,000.00	976.95		3.63
Hypothetical 5% return	1,000.00	1,021.47	+	3.71	1,000.00	1,021.47	+	3.71	1,000.00	1,021.47	+	3.71
Service
Actual	1,000.00	959.93		6.06	1,000.00	N/A		N/A	1,000.00	974.68		6.11
Hypothetical 5% return	1,000.00	1,018.95	+	6.24	1,000.00	N/A		N/A	1,000.00	1,018.95	+	6.24
Investor
Actual	1,000.00	961.92		4.04	1,000.00	983.95		4.09	1,000.00	976.73		3.93
Hypothetical 5% return	1,000.00	1,021.01	+	4.17	1,000.00	1,021.01	+	4.17	1,000.00	1,021.17	+	4.01
Class R6
Actual	1,000.00	962.37		3.55	1,000.00	983.97		3.59	1,000.00	976.89		3.58
Hypothetical 5% return	1,000.00	1,021.52	+	3.66	1,000.00	1,021.52	+	3.66	1,000.00	1,021.52	+	3.66
Class R
Actual	1,000.00	959.52		6.50	1,000.00	981.31		6.57	1,000.00	974.05		6.40
Hypothetical 5% return	1,000.00	1,018.50	+	6.70	1,000.00	1,018.50	+	6.70	1,000.00	1,018.65	+	6.55
Class P
Actual	1,000.00	962.36		3.55	1,000.00	984.09		3.59	1,000.00	976.89		3.58
Hypothetical 5% return	1,000.00	1,021.52	+	3.66	1,000.00	1,021.52	+	3.66	1,000.00	1,021.52	+	3.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Equity Income Fund	1.07%	1.82%	0.73%	1.23%	0.82%	0.72%	1.32%	0.72%
Focused Value Fund	1.07	1.82	0.73	N/A	0.82	0.72	1.32	0.72
Large Cap Value Fund	1.04	1.79	0.73	1.23	0.79	0.72	1.29	0.72

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Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/2020*
Class A
Actual	$1,000.00	$962.41		$6.17	$1,000.00	$982.77		$5.33	$1,000.00	$975.83		$5.17
Hypothetical 5% return	1,000.00	1,018.85	+	6.34	1,000.00	1,019.76	+	5.43	1,000.00	1,019.91	+	5.28
Class C
Actual	1,000.00	958.91		9.85	1,000.00	978.60		9.05	1,000.00	971.21		8.87
Hypothetical 5% return	1,000.00	1,015.08	+	10.13	1,000.00	1,015.99	+	9.22	1,000.00	1,016.14	+	9.07
Institutional
Actual	1,000.00	964.36		4.30	1,000.00	984.86		3.64	1,000.00	976.95		3.63
Hypothetical 5% return	1,000.00	1,020.76	+	4.42	1,000.00	1,021.47	+	3.71	1,000.00	1,021.47	+	3.71
Service
Actual	1,000.00	961.86		6.76	1,000.00	N/A		N/A	1,000.00	974.68		6.11
Hypothetical 5% return	1,000.00	1,018.25	+	6.95	1,000.00	N/A		N/A	1,000.00	1,018.95	+	6.24
Investor
Actual	1,000.00	963.65		4.94	1,000.00	983.95		4.09	1,000.00	976.73		3.93
Hypothetical 5% return	1,000.00	1,020.11	+	5.08	1,000.00	1,021.01	+	4.17	1,000.00	1,021.17	+	4.01
Class P
Actual	1,000.00	964.41		4.25	1,000.00	984.09		3.59	1,000.00	976.89		3.58
Hypothetical 5% return	1,000.00	1,020.81	+	4.37	1,000.00	1,021.52	+	3.66	1,000.00	1,021.52	+	3.66
Class R
Actual	1,000.00	961.44		7.40	1,000.00	981.31		6.57	1,000.00	974.05		6.40
Hypothetical 5% return	1,000.00	1,017.60	+	7.61	1,000.00	1,018.50	+	6.70	1,000.00	1,018.65	+	6.55
Class R6
Actual	1,000.00	964.15		4.25	1,000.00	983.97		3.59	1,000.00	976.89		3.58
Hypothetical 5% return	1,000.00	1,020.81	+	4.37	1,000.00	1,021.52	+	3.66	1,000.00	1,021.52	+	3.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Mid Cap Value Fund	1.25%	2.00%	0.87%	1.37%	1.00%	0.86%	1.50%	0.86%
Small Cap Value Fund	1.35	2.1	0.97	1.47	1.1	0.96	1.6	0.96
Small/Mid Cap Value Fund	1.22	1.97	0.84	N/A	0.97	0.83	1.47	0.83

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Mid Cap Value Fund and Small Cap Value Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019,

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Mid Cap Value Fund’s and Small Cap Value Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three- and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2020. The Trustees also noted that the Equity Income Fund had experienced certain portfolio management changes in 2019. The Trustees observed that the Large Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2020. The Trustees observed that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed the Fund’s benchmark index for the five- and ten-year periods ended March 31, 2020. The Trustees observed that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the five-year period and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2020. They observed that the Small Cap Value Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one- and three year periods and in the third quartile for the five- and ten-year periods, and had underperformed the Fund’s benchmark index for the one- and five-year periods and outperformed for the three- and ten-year periods ended March 31, 2020. The Trustees observed that the Focused Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Equity Income Fund, Focused Value Fund and Small Cap Value Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Funds and of the Large Cap Value Fund that would have the effect of increasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many

127

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

First $1 billion	0.69%	0.69%	0.75%	0.75%	0.98%	0.80%

Next $1 billion	0.62	0.62	0.68	0.75	0.98	0.80

Next $3 billion	0.59	0.59	0.65	0.68	0.88	0.72

Next $3 billion	0.58	0.58	0.64	0.65	0.84	0.68

Over $8 billion	0.57	0.57	0.63	0.64	0.82	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Large Cap Value Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Equity Income Fund’s, Focused Value Fund’s, Large Cap Value Fund’s Class A, Class C, Investor, and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Mid Cap Value Fund and Small Cap Value Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as

128

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

131

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2020, 100%, 45.85%, 85.49%, 95.82%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income by the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2020, 1.22% of the dividend paid from net investment company taxable income by the Mid Cap Value Fund, qualifies as section 199A dividends.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value and Small Cap Value Funds designate $14,362,341, $32,331, $19,757,517, $21,933,533 and $221,084,593 respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2020.

For the year ended August 31, 2020, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 100%, 100%, 98.78%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2020, Focused Value, Large Cap Value and Mid Cap Value Funds designate $63,979, $67,925 and $7,682,266 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

132

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L .P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 218122-OTU-1287301 EQVALAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Global Managed Beta Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Global Managed Beta Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team (“GPS Team”) discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 16.13%. This return compares to the 14.74% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund and financial markets during the Reporting Period?

A	During the Reporting Period, the Fund and the financial markets were most influenced by the spread of COVID-19, global economic growth data, central bank monetary policy and geopolitics.

The Reporting Period began in September 2019 with positive news on the trade front as the U.S. and China agreed to hold high-level talks in early October, with both sides looking towards an amicable solution. Also in September, the U.S. Federal Reserve (“Fed”) cut short-term interest rates by 25 basis points, while the European Central Bank (“ECB”) delivered a 10 basis point interest rate cut and a “tiering” system for banks to protect them from negative deposit rates. (A basis point is 1/100th of a percentage point.) As a result, global equities, as represented by the Index, rose 2.2% during September, led by Japanese equities (+6.0%, as measured by TOPIX) and Eurozone stocks (+8.7%, as measured by the EURO STOXX 50®). U.S. equities, as represented by the S&P 500® Index, were up 1.9%, underperforming global equities. Emerging markets equities, as measured by the MSCI Emerging Markets Index, rose 1.9%, in line with global equities. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield rose 18 basis points and 13 basis points, respectively, during September 2019, rebounding from their calendar year-to-date lows in August.

In the fourth quarter of 2019, risk-on investor sentiment, or reduced risk aversion, continued, as the U.S. and China finalized the details of a “Phase One” trade deal during October, with the two sides reaching an agreement in principle on the details in mid-December. The timing of the agreement avoided a proposed tariff hike, scheduled for December 15th, and included a 50% rollback of a September 2019 tariff increase. China also promised to address U.S. concerns about intellectual property practices. In terms of monetary policy, the U.S. Fed cut short-term interest rates by another 25 basis points. However, it signaled that monetary policy easing had probably come to an end unless macroeconomic data deteriorated further. Collectively, the stabilization of global economic growth, mitigation of U.S.-China trade war risk and accommodative central bank monetary policy supported risk assets during the fourth calendar quarter. Global equities, as measured by the Index, were up 8.6%. Developed markets equities, as represented by the MSCI World Index, rose 7.8%, while emerging markets equities, as represented by the MSCI Emerging Markets Index, climbed 11.9%. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield rose 23 basis points and 40 basis points, respectively, benefiting from improved global economic growth data and the announcement of the U.S.-China “Phase One” trade deal.

During the first quarter of 2020, the shock of the COVID-19 pandemic sent the global economy into a tailspin. As governments tried to control the spread of the virus through stringent lockdowns, economic activity came to a virtual halt, followed by increased unemployment. Market volatility increased dramatically, with global equities posting their worst quarterly performance since the fourth quarter of 2008.

1

PORTFOLIO RESULTS

More noteworthy was the speed of the decline. For example, the S&P 500® Index, representing U.S. equities, took only 16 trading days to fall into bear market territory. (A bear market is a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.) Overall, global equities, as represented by the Index, fell 21.9% during the first calendar quarter. Developed markets equities, as represented by the MSCI World Index, were down 19.8% and emerging markets equities, as represented by the MSCI Emerging Markets Index, were down 23.6%. Within developed markets, U.S. equities, as measured by the S&P 500 ® Index, dropped 19.6%; Eurozone equities, as measured by the EURO STOXX 50®, fell 25.3%; and Japanese equities, as represented by TOPIX, declined 17.5%. In fixed income, the 10-year U.S. Treasury yield dropped 125 basis points during the first calendar quarter. However, between March 9 and March 18, and despite an approximately 10% sell-off in the S&P 500® Index during that same time period, 10-year U.S. Treasury yields rose from 0.49% to 1.24%. We believe this stemmed from major deleveraging by investors amid the sharp increase in market volatility. In Europe, the 10-year German government bond yield fell by 30 basis points during the first quarter of 2020. As for currencies, the Japanese yen, the Swiss franc and the U.S. dollar were the best performers, while emerging markets currencies, the Australian dollar, Norwegian krone, Canadian dollar, New Zealand dollar and Swedish krona weakened. Near the end of the quarter, rapid and unprecedented responses on the monetary and fiscal fronts calmed the financial markets. Most developed market central banks cut interest rates to their lower ranges, with a significant number commencing asset purchase programs. Nevertheless, persistent investor uncertainty about the impact of COVID-19 kept market volatility high.

The fastest quarterly decline in the global equity market since the fourth quarter of 2008 was followed in the second quarter of 2020 by the fastest recovery since the fourth quarter of 1984. The recovery was mainly catalyzed, in our opinion, by three factors. First, unprecedented monetary and fiscal easing globally provided a backstop for risk assets and eased liquidity concerns. Central banks used all tools available in their toolkit, and then some, as they cut interest rates, aggressively expanded their balance sheets and provided targeted measures to ensure smooth functioning of credit and money markets. Governments also boosted spending by a combination of unemployment benefits and relief packages for small businesses and even provided cash to citizens to support disposable income. Second, starting mid-April 2020, the growth rate of new COVID-19 cases showed signs of flattening in hotspots such as U.S., Europe and China, with daily growth rates in certain countries falling to low single digits and recovery rates starting to rise. As a result, authorities relaxed lockdown restrictions, gradually re-opened parts of their economies, and announced social distancing norms and increased testing. The narrative shifted from COVID-19 infections to therapeutics and vaccines. Third, certain economic indicators started to recover. These included global purchasing manager indices (“PMI”), which inched up; U.S. non-farm payrolls, which provided consecutive positive surprises; and consumer and business sentiment, which appeared to be bottoming. Some market estimates for global economic growth in the second half of 2020 were revised upward. In the financial markets, global equities, as represented by the Index, rose 19.5%. U.S. equities, as measured by the S&P 500® Index, rose 20.5%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up 18.5% and 18.1%, respectively. In fixed income, U.S. Treasury yields ended the second calendar quarter almost flat.

During July and August 2020, accommodative monetary policy from major central banks, coupled with improving global macroeconomic data, was supportive for asset prices broadly and also helped depress financial market volatility. U.S. corporations benefited from better than consensus expected second quarter earnings, which also drove U.S. equities higher. Regarding the spread of COVID-19, there were some concerns around a resurgence of cases, but investors appeared optimistic about the potential of a vaccine by the end of the 2020 calendar year. As for U.S. monetary policy, Fed Chair Powell’s speech at the annual Jackson Hole symposium indicated the Fed planned to shift to average inflation targeting, i.e., to allow inflation to rise above the Fed’s existing 2% target to compensate for a period when inflation is below 2%. In this environment, global equities, as measured by the Index, were up 10.7%, during the months of July and August combined. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up 9.9% and 10.6%, respectively during the same time frame. Within developed markets equities, U.S. equities, as measured by the S&P 500® Index, rose 13.2%, followed by Eurozone equities (+1.5%, as measured by the EURO STOXX 50®) and Japanese equities (+3.8%, as represented by TOPIX). Within fixed income, the 10-year U.S. Treasury yield was up five basis points, while the

2

PORTFOLIO RESULTS

10-year German government bond yield was down six basis points. During July and August 2020, U.S. yields drifted lower, while breakeven inflation expectations rallied. (The breakeven inflation rate is a market-based measure of expected inflation.) The U.S. dollar weakened relative to other major global currencies.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) The GPS Team determines allocations to the underlying asset classes — and within the underlying asset classes — based on its cycle-aware long-term strategic allocation model, which may include factor-based diversification. The factor-based diversification approach is implemented through a separately managed account composed of individual stock positions. In addition, we use an options-based strategy, which seeks to generate returns in moderately rising or moderately declining global equity markets wherein realized volatility may be lower than the volatility implied by the option prices.

During the Reporting Period, the Fund outperformed the Index, driven mostly by its strategic allocation to the macro hedging strategy (through which we seek to diversify the Fund’s overall exposure to global equity asset classes). Specifically, the Fund was long call options on Eurodollar futures in different segments at the short-term end of the Eurodollar yield curve. Although this position detracted from performance in the fourth quarter of 2019 as interest rates rose, it experienced outsized gains in the first quarter of 2020 as the U.S. Fed cut short-term interest rates, offsetting some of the Fund’s losses elsewhere. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. They are used to hedge against yield curve changes over multiple years into the future. Yield curve is a spectrum of maturities of varying lengths.) We subsequently reduced the Fund’s strategic allocation to the macro hedging strategy, as we believed the U.S. Fed was likely to hold short-term interest rates near zero, reducing the attractiveness of the strategy. In addition, during the Reporting Period, we managed the Fund’s exposure to equity beta, allowing the Fund to become slightly overweight relative to our long-term target allocation as equity markets rallied going into 2020 and then shifting it to an underweight position in March and April due to heightened market volatility.

On the negative side, the Fund was hurt by its strategic allocation to a volatility selling strategy, which detracted during the March sell-off when volatility spiked to all-time highs, offsetting the gains the strategy had generated in late 2019 and early 2020. (Volatility selling seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.) Overweights in emerging markets equities and developed markets equities and an underweight in U.S. large-cap equities also detracted from the Fund’s performance during the sell-off in March.

The impact of our factor-based strategies overall was rather neutral during the Reporting Period. Our factor-based strategies are Momentum, Valuation, Quality and Volatility. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 103.69% of its total net assets invested in equity-related investments, 1.78% in the macro hedging strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	In December 2019, we eliminated the Fund’s steepening position on the front, or short-term, end of the U.S. Treasury yield curve. (A steepening position seeks to take advantage

3

PORTFOLIO RESULTS

of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) In January 2020, we allowed the Fund’s long position in S&P 500® Index put options to expire. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price at the time of expiry.) We had adopted this position in June 2019 in an effort to protect the Fund from a potential equity market sell-off if U.S.-China trade tensions escalated. However, U.S.-China trade relations improved. In late February 2020, as COVID-19 emerged and financial markets sold off, the Fund’s equity beta increased. Given the elevated market uncertainty around the spread of COVID-19 and the drop in economic activity due to extended lockdowns, we actively reduced the Fund’s equity beta and potential downside risk. In March, as equity beta continued to increase, we implemented a bear call spread on the S&P 500® Index. (A bear call spread is a strategy that involves purchasing call options at a higher strike price, while simultaneously selling the same number of call options on the same asset at a lower strike price.) We believed the bear call option spread would help mitigate unexpected downside because the Fund would keep the premium it earned from our option writing. Finally, as the U.S. Fed cut short-term interest rates to near zero in March, the Fund took profits on approximately two-thirds of its strategic allocation to the macro hedging strategy, which had benefited overall from falling interest rates. In our view, the macro hedging strategy would be less effective in protecting the Fund against future equity market sell-offs, and we thought it prudent to lock in gains.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to U.S. large-cap equities, U.S. small-cap equities and Canadian equities during the Reporting Period contributed positively to the Fund’s performance, as these positions generated returns similar to the asset classes they represented. In addition, the Fund employed currency forwards and interest rate options to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. Currency forwards detracted from the Fund’s returns during the Reporting Period. Interest rate options added to the Fund’s performance, as they broadly accomplished their intended purpose in the risk-off environment between mid-February and the end of March 2020. Also, the Fund used equity index options as part of the volatility selling strategy and as a hedge against a potential equity market sell-off. The impact of equity index options on the Fund’s performance was negative for the Reporting Period overall.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 101.59% of its total net assets invested in equity-related investments, 0.27% in the macro hedging strategy, 4.75% in the volatility selling strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we saw substantial market uncertainty regarding the risk of a second wave of COVID-19 infections and the medium-term impact of the pandemic on consumption patterns and on select parts of the global economy. However, we believed world economies were moving closer to normalization, as they opened up while maintaining social distancing, making new complete lockdowns less probable, in our view. Indeed, macroeconomic data had improved significantly. U.S. core durable goods orders had rebounded; global manufacturing PMIs had risen above 50; unemployment had come down substantially; business and consumer confidence had recovered; and housing data was rather robust. Global central banks also remained accommodative, with the U.S. Fed announcing a shift to a flexible average inflation targeting framework that would allow policymakers to keep interest rates low for some time even if inflation hits their 2% target.

As a result, the global equity markets had rallied since their March 2020 lows and were near all-time highs at the end of the Reporting Period. That said, we saw a number of short-term and medium-term risks. In the short term, U.S. elections are likely to be a source of market volatility. The term structure of volatility appears quite steep, in our view, even following Election Day, indicating we may be heading into a prolonged period of uncertainty. (The term structure of volatility is the curve depicting the differing implied

4

PORTFOLIO RESULTS

volatilities of options with the same strike price but different maturities. It reflects the market expectation on the future implied volatility.) Meanwhile, the rise in U.S. equity valuations during the summer of 2020 was fueled by big technology companies, which led to even more concentrated risk in those stocks than seen previously. Accordingly, the potential of a reversal in sector leadership or factor rotation is increasing, in our opinion. As for the medium term, we were concerned at the end of the Reporting Period about limited compensation for default risk, with our high yield default model indicating an approximately 9% to 10% issuer-weighted default rate for the 12 months ending August 2021. At the end of the Reporting Period, we favored high quality large-cap stocks that we believe have the potential to grow earnings and deliver growth at a reasonable price. Going forward, we plan to dynamically manage the Fund’s equity risk. We will also continue looking for effective hedges in other asset classes given the low level of interest rates at the end of the Reporting Period.

5

FUND BASICS

Global Managed Beta Fund

as of August 31, 2020

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2015 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Since Inception
Institutional Shares (Commenced April 30, 2015)	16.13%	10.32%	8.22%

*	Because Institutional Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Index Definitions

The MSCI ACWI Investable Market Index (IMI) captures large-, mid- and small-cap representation across 23 developed markets countries and 26 emerging markets countries.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

TOPIX (or, Tokyo Price Index) is a capitalization-weighted index that lists all large firms on the Tokyo Stock Exchange into one group.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

August 31, 2020

Shares	Description	Value

Common Stocks – 11.2%
Aerospace & Defense – 0.1%
5,896	BAE Systems PLC	$40,930
147	Elbit Systems Ltd.	19,814
255	General Dynamics Corp.	38,084
111	Huntington Ingalls Industries, Inc.	16,819
643	L3Harris Technologies, Inc.	116,216
505	Lockheed Martin Corp.	197,081
142	MTU Aero Engines AG	26,379
782	Northrop Grumman Corp.	267,921
3,182	Raytheon Technologies Corp.	194,102
538	Safran SA*	62,131
10,577	Singapore Technologies Engineering Ltd.	26,390
224	Teledyne Technologies, Inc.*	70,249
3,850	Textron, Inc.	151,805
297	Thales SA	23,194
234	The Boeing Co.	40,206
93	TransDigm Group, Inc.	46,469

		1,337,790

Air Freight & Logistics – 0.1%
2,502	C.H. Robinson Worldwide, Inc.	245,947
10,499	Deutsche Post AG	478,588
333	DSV PANALPINA A/S	51,985
631	Expeditors International of Washington, Inc.	55,774
123	FedEx Corp.	27,040
635	United Parcel Service, Inc. Class B	103,899
2,164	XPO Logistics, Inc.*	191,016
2,095	Yamato Holdings Co. Ltd.	54,797

		1,209,046

Airlines – 0.0%
6,530	Air Canada*	88,111
6,064	Delta Air Lines, Inc.	187,074
3,097	Deutsche Lufthansa AG*	32,401
2,363	Southwest Airlines Co.	88,802

		396,388

Auto Components – 0.1%
406	Aptiv PLC	34,965
3,965	BorgWarner, Inc.	160,939
1,222	Bridgestone Corp.	38,686
161	Cie Generale des Etablissements Michelin SCA	18,235
1,444	Denso Corp.	60,749
1,046	Faurecia SE*	45,798
1,162	Lear Corp.	132,387
3,988	Magna International, Inc.	194,210
735	Stanley Electric Co. Ltd.	20,986
1,887	Sumitomo Electric Industries Ltd.	22,154
3,790	Sumitomo Rubber Industries Ltd.	36,433
4,222	The Yokohama Rubber Co. Ltd.	66,281
1,680	Toyoda Gosei Co. Ltd.	36,495
308	Toyota Industries Corp.	17,891
804	Valeo SA	24,690

		910,899

Common Stocks – (continued)
Automobiles – 0.1%
412	Bayerische Motoren Werke AG	29,689
300	Ferrari NV	58,562
25,747	Ford Motor Co.	175,594
1,363	General Motors Co.	40,386
4,700	Honda Motor Co. Ltd.	119,656
3,163	Peugeot SA*	54,532
1,235	Tesla, Inc.*	615,425
2,882	Toyota Motor Corp.	190,340

		1,284,184

Banks – 0.4%
1,430	Aozora Bank Ltd.	25,634
6,596	Australia & New Zealand Banking Group Ltd.	88,870
25,437	Banco Santander SA*	56,634
6,651	Bank Hapoalim BM	40,241
15,743	Bank Leumi Le-Israel BM	80,550
19,788	Bank of America Corp.	509,343
1,831	Bank of Montreal	116,204
391	Banque Cantonale Vaudoise	41,757
35,149	Barclays PLC*	51,463
2,077	BNP Paribas SA*	90,491
20,086	BOC Hong Kong Holdings Ltd.	56,976
1,018	Canadian Imperial Bank of Commerce	80,825
5,315	Citigroup, Inc.	271,703
1,649	Citizens Financial Group, Inc.	42,660
506	Comerica, Inc.	20,002
2,969	Commonwealth Bank of Australia	149,229
3,311	Credit Agricole SA*	33,946
1,725	Danske Bank A/S*	26,691
2,869	DBS Group Holdings Ltd.	43,967
2,734	DNB ASA*	43,796
2,099	Fifth Third Bancorp	43,365
260	First Republic Bank	29,357
1,949	Hang Seng Bank Ltd.	30,633
33,734	HSBC Holdings PLC	144,694
2,966	Huntington Bancshares, Inc.	27,910
4,891	ING Groep NV*	39,921
17,150	Intesa Sanpaolo SpA*	36,916
10,673	Israel Discount Bank Ltd. Class A	34,139
4,046	Japan Post Bank Co. Ltd.	32,550
9,358	JPMorgan Chase & Co.	937,578
381	KBC Group NV	21,760
2,230	KeyCorp.	27,474
84,453	Lloyds Banking Group PLC*	31,844
439	M&T Bank Corp.	45,331
3,912	Mediobanca Banca di Credito Finanziario SpA	34,022
21,923	Mitsubishi UFJ Financial Group, Inc.	91,471
2,319	Mizrahi Tefahot Bank Ltd.	47,230
38,785	Mizuho Financial Group, Inc.	52,504
4,993	National Australia Bank Ltd.	65,752
3,794	National Bank of Canada	208,556
4,118	Nordea Bank Abp*	33,199
20,940	Oversea-Chinese Banking Corp. Ltd.	133,281
3,538	People’s United Financial, Inc.	37,432
2,610	Regions Financial Corp.	30,172

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Banks – (continued)
7,526	Resona Holdings, Inc.	$27,664
6,049	Royal Bank of Canada	460,649
5,478	Seven Bank Ltd.	13,754
2,594	Shinsei Bank Ltd.	30,267
205	Signature Bank	19,891
5,390	Skandinaviska Enskilda Banken AB Class A*	53,449
3,568	Societe Generale SA*	57,758
4,380	Standard Chartered PLC*	22,826
6,873	Sumitomo Mitsui Financial Group, Inc.	202,102
1,315	Sumitomo Mitsui Trust Holdings, Inc.	37,932
4,564	Svenska Handelsbanken AB Class A*	45,914
29,440	The Bank of East Asia Ltd.	66,336
2,108	The Bank of Nova Scotia	91,101
694	The PNC Financial Services Group, Inc.	77,173
2,512	The Shizuoka Bank Ltd.	17,444
6,699	The Toronto-Dominion Bank	334,192
1,413	Truist Financial Corp.	54,839
2,824	U.S. Bancorp	102,794
3,675	United Overseas Bank Ltd.	52,695
8,928	Wells Fargo & Co.	215,611
4,557	Westpac Banking Corp.	58,199
857	Zions Bancorp NA	27,561

		6,158,224

Beverages – 0.2%
1,967	Anheuser-Busch InBev SA	114,321
960	Asahi Group Holdings Ltd.	33,551
1,475	Brown-Forman Corp. Class B	107,926
1,381	Carlsberg AS Class B	194,129
4,983	Coca-Cola Amatil Ltd.	33,380
1,458	Coca-Cola Bottlers Japan Holdings, Inc.	24,269
2,887	Coca-Cola European Partners PLC	118,829
1,097	Coca-Cola HBC AG	29,140
206	Constellation Brands, Inc. Class A	38,003
3,438	Davide Campari-Milano NV	35,248
3,360	Diageo PLC	112,261
2,004	Heineken Holding NV	163,972
806	Heineken NV	74,541
2,057	Ito En Ltd.	124,444
1,425	Keurig Dr Pepper, Inc.	42,508
876	Kirin Holdings Co. Ltd.	17,221
6,953	Molson Coors Beverage Co. Class B	261,711
2,721	Monster Beverage Corp.*	228,183
4,518	PepsiCo, Inc.	632,791
376	Pernod Ricard SA	64,401
137	Remy Cointreau SA	22,564
1,619	Suntory Beverage & Food Ltd.	62,484
7,365	The Coca-Cola Co.	364,788

		2,900,665

Biotechnology – 0.2%
5,675	AbbVie, Inc.	543,495
1,918	Alexion Pharmaceuticals, Inc.*	219,074

Common Stocks – (continued)
Biotechnology – (continued)
499	Alnylam Pharmaceuticals, Inc.*	66,187
1,515	Amgen, Inc.	383,780
1,496	Biogen, Inc.*	430,309
474	BioMarin Pharmaceutical, Inc.*	36,986
819	CSL Ltd.	171,860
459	Galapagos NV*	61,624
186	Genmab A/S*	70,192
4,463	Gilead Sciences, Inc.	297,905
1,301	Grifols SA	35,271
2,786	Incyte Corp.*	268,431
488	Ionis Pharmaceuticals, Inc.*	26,596
604	Moderna, Inc.*	39,194
384	Neurocrine Biosciences, Inc.*	44,705
276	Regeneron Pharmaceuticals, Inc.*	171,101
1,347	Seattle Genetics, Inc.*	213,284
1,041	Vertex Pharmaceuticals, Inc.*	290,564

		3,370,558

Building Products – 0.1%
663	A.O. Smith Corp.	32,467
1,749	Allegion PLC	180,829
2,187	Assa Abloy AB Class B	50,665
1,968	Carrier Global Corp.*	58,745
2,536	Cie de Saint-Gobain*	102,520
288	Daikin Industries Ltd.	54,249
1,121	Fortune Brands Home & Security, Inc.	94,254
107	Geberit AG	61,590
1,512	Johnson Controls International PLC	61,584
699	Lennox International, Inc.	195,950
5,980	Masco Corp.	348,634
1,502	Nibe Industrier AB Class B*	42,316
2,425	Owens Corning	164,027
730	Trane Technologies PLC	86,425

		1,534,255

Capital Markets – 0.3%
1,144	Ameriprise Financial, Inc.	179,379
330	Apollo Global Management, Inc.	15,467
1,185	ASX Ltd.	76,305
226	BlackRock, Inc.	134,287
3,477	Brookfield Asset Management, Inc. Class A	117,344
671	Cboe Global Markets, Inc.	61,591
10,810	CI Financial Corp.	153,487
812	CME Group, Inc.	142,806
2,878	Credit Suisse Group AG	31,668
5,673	Daiwa Securities Group, Inc.	25,586
554	Deutsche Boerse AG	104,809
2,100	E*TRADE Financial Corp.	113,610
850	FactSet Research Systems, Inc.	297,840
1,041	Franklin Resources, Inc.	21,923
8,717	Hargreaves Lansdown PLC	187,650
2,475	Hong Kong Exchanges & Clearing Ltd.	124,790
1,471	IGM Financial, Inc.	35,897
1,382	Intercontinental Exchange, Inc.	146,810
9,859	Invesco Ltd.	100,562

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
1,000	Japan Exchange Group, Inc.	$25,932
1,016	KKR & Co., Inc. Class A	36,393
1,305	London Stock Exchange Group PLC	154,148
590	Macquarie Group Ltd.	55,468
2,863	Magellan Financial Group Ltd.	124,922
372	MarketAxess Holdings, Inc.	180,770
1,598	Moody’s Corp.	470,835
3,641	Morgan Stanley	190,279
278	MSCI, Inc.	103,769
530	Nasdaq, Inc.	71,243
12,110	Natixis SA*	33,379
3,689	Nomura Holdings, Inc.	18,948
594	Northern Trust Corp.	48,643
160	Partners Group Holding AG	162,993
484	Raymond James Financial, Inc.	36,648
676	S&P Global, Inc.	247,700
645	Schroders PLC	24,974
1,766	SEI Investments Co.	92,468
33,802	Singapore Exchange Ltd.	213,748
1,810	St. James’s Place PLC	23,455
1,818	State Street Corp.	123,788
1,300	T. Rowe Price Group, Inc.	180,973
558	TD Ameritrade Holding Corp.	21,416
2,157	The Bank of New York Mellon Corp.	79,766
2,531	The Blackstone Group, Inc., Class A	134,016
561	The Carlyle Group, Inc.	14,479
1,101	The Charles Schwab Corp.	39,119
455	TMX Group Ltd.	47,832
6,478	UBS Group AG	78,807

		5,108,722

Chemicals – 0.2%
1,010	Air Liquide SA	167,483
614	Air Products & Chemicals, Inc.	179,448
1,103	Akzo Nobel NV	108,870
1,411	Arkema SA	156,213
555	BASF SE	33,892
525	CF Industries Holdings, Inc.	17,131
859	Clariant AG	17,937
933	Corteva, Inc.	26,637
551	Covestro AG(a)	26,268
937	Croda International PLC	73,752
861	Dow, Inc.	38,848
1,290	Eastman Chemical Co.	94,312
1,151	Ecolab, Inc.	226,839
45	EMS-Chemie Holding AG	40,669
268	FMC Corp.	28,638
34	Givaudan SA	142,904
116	International Flavors & Fragrances, Inc.	14,360
594	Johnson Matthey PLC	18,734
820	JSR Corp.	17,505
431	Koninklijke DSM NV	69,025
889	Linde PLC	222,019
465	LyondellBasell Industries NV Class A	30,448
5,794	Mitsubishi Chemical Holdings Corp.	33,835
2,131	Mitsui Chemicals, Inc.	49,983

Common Stocks – (continued)
Chemicals – (continued)
881	Nippon Paint Holdings Co. Ltd.	75,676
898	Novozymes A/S Class B	53,067
457	Nutrien Ltd.	16,926
2,141	Orica Ltd.	27,372
440	PPG Industries, Inc.	52,976
722	RPM International, Inc.	61,204
541	Shin-Etsu Chemical Co. Ltd.	65,745
842	Showa Denko KK	16,391
304	Sika AG	72,689
312	Solvay SA	26,882
499	Symrise AG	69,011
2,221	Taiyo Nippon Sanso Corp.	39,010
2,378	Teijin Ltd.	37,286
2,434	The Mosaic Co.	44,372
221	The Sherwin-Williams Co.	148,302
720	Umicore SA	33,048
460	Yara International ASA	19,272

		2,694,979

Commercial Services & Supplies – 0.1%
8,334	Brambles Ltd.	68,029
937	Cintas Corp.	312,246
1,032	Copart, Inc.*	106,626
1,745	Dai Nippon Printing Co. Ltd.	37,023
5,644	Rentokil Initial PLC*	40,189
1,109	Republic Services, Inc.	102,827
1,058	Ritchie Bros Auctioneers, Inc.	61,906
6,438	Rollins, Inc.	354,991
460	Secom Co. Ltd.	43,533
4,454	Securitas AB Class B*	63,407
2,067	Toppan Printing Co. Ltd.	32,079
705	Waste Connections, Inc.	70,521
728	Waste Management, Inc.	82,992

		1,376,369

Communications Equipment – 0.1%
238	Arista Networks, Inc.*	53,181
10,836	Cisco Systems, Inc.	457,496
1,409	F5 Networks, Inc.*	186,453
3,182	Juniper Networks, Inc.	79,550
508	Motorola Solutions, Inc.	78,613
6,541	Telefonaktiebolaget LM Ericsson Class B	76,268

		931,561

Construction & Engineering – 0.1%
9,883	ACS Actividades de Construccion y Servicios SA	241,838
1,692	Bouygues SA*	66,949
2,842	CIMIC Group Ltd.	44,252
1,424	Eiffage SA*	130,957
2,587	Ferrovial SA	69,125
728	HOCHTIEF AG	64,550
1,040	Jacobs Engineering Group, Inc.	93,881
1,674	Obayashi Corp.	16,362
1,866	Shimizu Corp.	14,333

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Construction & Engineering – (continued)
6,199	Skanska AB Class B*	$126,074
1,724	Vinci SA	161,524
4,824	WSP Global, Inc.	327,271

		1,357,116

Construction Materials – 0.0%
1,432	CRH PLC	53,407
1,006	HeidelbergCement AG	63,823
1,280	James Hardie Industries PLC	29,042
1,594	LafargeHolcim Ltd.	75,674
243	Martin Marietta Materials, Inc.	49,297
244	Vulcan Materials Co.	29,280

		300,523

Consumer Finance – 0.1%
4,356	Acom Co. Ltd.	17,013
4,672	Ally Financial, Inc.	106,895
3,000	American Express Co.	304,770
1,753	Capital One Financial Corp.	121,010
2,480	Discover Financial Services	131,638
1	Isracard Ltd.	2
5,706	Synchrony Financial	141,566

		822,894

Containers & Packaging – 0.0%
2,459	Amcor PLC*	27,196
402	Avery Dennison Corp.	46,387
1,513	Ball Corp.	121,600
919	Crown Holdings, Inc.*	70,625
2,189	International Paper Co.	79,395
154	Packaging Corp. of America	15,591
4,627	Smurfit Kappa Group PLC	163,848
3,410	Westrock Co.	103,425

		628,067

Distributors – 0.0%
1,773	Genuine Parts Co.	167,442
2,046	Jardine Cycle & Carriage Ltd.	28,472
6,659	LKQ Corp.*	211,357

		407,271

Diversified Consumer Services – 0.0%
1,808	Benesse Holdings, Inc.	46,072

Diversified Financial Services – 0.1%
2,008	Berkshire Hathaway, Inc. Class B*	437,824
5,230	Equitable Holdings, Inc.	110,824
2,422	EXOR NV	142,846
342	Groupe Bruxelles Lambert SA	31,558
2,453	Industrivarden AB Class C*	64,824
1,702	Investor AB Class B	108,869
1,946	Kinnevik AB*	38,522
1,234	L E Lundbergforetagen AB Class B*	56,499
13,335	M&G PLC	30,817
1,425	Onex Corp.	69,188
4,094	ORIX Corp.	50,893
673	Pargesa Holding SA	56,915

Common Stocks – (continued)
Diversified Financial Services – (continued)
186	Sofina SA	55,660
1,033	Tokyo Century Corp.	53,009
1,647	Voya Financial, Inc.	85,496
189	Wendel SE	19,391

		1,413,135

Diversified Telecommunication Services – 0.2%
5,822	Altice Europe NV Class A*	25,704
20,535	AT&T, Inc.	612,148
1,043	BCE, Inc.	44,827
11,845	BT Group PLC	16,493
759	Cellnex Telecom SA(a)	48,761
13,008	CenturyLink, Inc.	139,836
10,347	Deutsche Telekom AG	182,387
1,098	Elisa Oyj	64,624
37,703	HKT Trust and HKT Ltd.	53,875
4,721	Infrastrutture Wireless Italiane SpA(a)	46,050
15,596	Koninklijke KPN NV	40,927
7,153	Liberty Global PLC Class A*	167,166
8,081	Liberty Global PLC Class C*	185,944
10,490	Nippon Telegraph & Telephone Corp.	238,706
3,682	Orange SA	41,131
64,218	PCCW Ltd.	40,245
15,280	Singapore Telecommunications Ltd.	25,689
14,275	Spark New Zealand Ltd.	46,344
153	Swisscom AG	84,716
86,846	Telecom Italia SpA	41,364
78,061	Telecom Italia SpA RSP	36,911
6,266	Telefonica Deutschland Holding AG	17,336
8,726	Telefonica SA	34,381
3,393	Telenor ASA	55,220
8,289	Telia Co. AB	31,956
12,507	Telstra Corp. Ltd.	26,586
2,320	TELUS Corp.	42,724
14,582	TPG Telecom Ltd.*	88,513
7,291	Tuas Ltd.*	2,689
10,412	Verizon Communications, Inc.	617,119

		3,100,372

Electric Utilities – 0.2%
1,649	Alliant Energy Corp.	89,293
926	American Electric Power Co., Inc.	72,997
31,146	AusNet Services	41,776
1,160	Chubu Electric Power Co., Inc.	14,333
3,431	CK Infrastructure Holdings Ltd.	18,134
3,420	CLP Holdings Ltd.	33,578
1,753	Duke Energy Corp.	140,836
438	Edison International	22,986
24,944	EDP – Energias de Portugal SA	126,805
285	Elia Group SA	30,592
1,284	Emera, Inc.	52,419
2,652	Endesa SA	73,619
21,218	Enel SpA	192,133
950	Entergy Corp.	94,183
1,515	Evergy, Inc.	80,628
1,355	Eversource Energy	116,137

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – (continued)
2,862	Exelon Corp.	$105,636
2,166	FirstEnergy Corp.	61,926
2,658	Fortis, Inc.	106,312
3,892	Fortum Oyj	82,378
32,706	HK Electric Investments & HK Electric Investments Ltd.	33,286
2,970	Hydro One Ltd.(a)	61,479
21,295	Iberdrola SA	268,676
3,280	Kyushu Electric Power Co., Inc.	29,086
11,187	Mercury NZ Ltd.	39,032
1,024	NextEra Energy, Inc.	285,870
8,570	NRG Energy, Inc.	294,894
1,220	OGE Energy Corp.	38,869
911	Orsted A/S(a)	128,962
478	Pinnacle West Capital Corp.	35,061
3,998	Power Assets Holdings Ltd.	22,882
1,331	PPL Corp.	36,776
1,575	Red Electrica Corp. SA	30,143
4,356	SSE PLC	73,420
12,390	Terna Rete Elettrica Nazionale SpA	89,639
2,899	The Chugoku Electric Power Co., Inc.	35,359
1,902	The Southern Co.	99,246
2,586	Tohoku Electric Power Co., Inc.	26,239
619	Verbund AG	33,234
1,989	Xcel Energy, Inc.	138,186

		3,357,040

Electrical Equipment – 0.1%
2,287	ABB Ltd.	58,317
823	AMETEK, Inc.	82,876
1,541	Eaton Corp. PLC	157,336
769	Emerson Electric Co.	53,422
726	Legrand SA	60,599
1,214	Mitsubishi Electric Corp.	16,724
261	Nidec Corp.	21,906
783	Prysmian SpA	21,882
642	Rockwell Automation, Inc.	148,000
1,076	Schneider Electric SE	133,071
1,259	Sensata Technologies Holding PLC*	52,425
541	Vestas Wind Systems A/S	81,795

		888,353

Electronic Equipment, Instruments & Components – 0.1%
871	Amphenol Corp. Class A	95,636
3,144	Arrow Electronics, Inc.*	246,993
2,651	CDW Corp.	301,286
923	Cognex Corp.	63,862
1,354	Corning, Inc.	43,951
665	FLIR Systems, Inc.	24,539
3,419	Halma PLC	101,376
371	Hamamatsu Photonics KK	16,898
134	Hirose Electric Co. Ltd.	15,165
3,116	Hitachi Ltd.	103,665
255	Ingenico Group SA*	43,540
102	IPG Photonics Corp.*	16,496
285	Keyence Corp.	117,378
1,580	Keysight Technologies, Inc.*	155,662

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
634	Kyocera Corp.	36,380
740	Murata Manufacturing Co. Ltd.	43,764
994	Omron Corp.	72,803
253	TDK Corp.	26,234
651	TE Connectivity Ltd.	62,887
660	Trimble, Inc.*	34,591
450	Zebra Technologies Corp. Class A*	128,938

		1,752,044

Energy Equipment & Services – 0.0%
2,403	Baker Hughes Co.	34,315
5,168	Halliburton Co.	83,618
3,412	National Oilwell Varco, Inc.	40,944
1,150	Schlumberger N.V	21,861
6,515	Tenaris SA	38,171

		218,909

Entertainment – 0.1%
1,952	Activision Blizzard, Inc.	163,031
32,886	Bollore SA	123,624
818	Electronic Arts, Inc.*	114,087
970	Liberty Media Corp.-Liberty Formula One Class C*	37,811
461	Live Nation Entertainment, Inc.*	26,185
727	Netflix, Inc.*	384,990
1,675	Nexon Co. Ltd.	39,194
197	Nintendo Co. Ltd.	106,047
828	Roku, Inc.*	143,641
538	Square Enix Holdings Co. Ltd.	35,450
485	Take-Two Interactive Software, Inc.*	83,027
2,060	The Walt Disney Co.	271,652
834	Toho Co. Ltd.	31,689
1,312	Ubisoft Entertainment SA*	107,975
1,728	Vivendi SA	49,196

		1,717,599

Equity Real Estate Investment Trusts (REITs) – 0.2%
694	Alexandria Real Estate Equities, Inc.	116,856
962	American Tower Corp.	239,682
22,935	Ascendas Real Estate Investment Trust	55,879
194	AvalonBay Communities, Inc.	30,664
629	Boston Properties, Inc.	54,641
1,496	Camden Property Trust	136,046
814	Canadian Apartment Properties REIT	28,083
1,047	Crown Castle International Corp.	170,923
23	Daiwa House REIT Investment Corp.	60,093
4,704	Dexus	30,589
1,606	Digital Realty Trust, Inc.	249,974
2,102	Duke Realty Corp.	81,032
216	Equinix, Inc.	170,592
1,746	Equity LifeStyle Properties, Inc.	115,742
1,405	Equity Residential	79,312
246	Essex Property Trust, Inc.	53,261
687	Extra Space Storage, Inc.	73,200
6,503	Goodman Group	87,543
643	Healthpeak Properties, Inc.	17,773

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
15,652	Host Hotels & Resorts, Inc.	$175,772
351	ICADE	22,721
3,449	Invitation Homes, Inc.	98,745
736	Iron Mountain, Inc.	22,146
2,769	Land Securities Group PLC	21,461
3,020	Link REIT	24,025
19,392	Mapletree Commercial Trust	27,320
23,558	Mapletree Logistics Trust	35,794
2,901	Medical Properties Trust, Inc.	53,901
773	Mid-America Apartment Communities, Inc.	90,534
650	National Retail Properties, Inc.	23,036
27	Nippon Prologis REIT, Inc.	88,432
2,090	Prologis, Inc.	212,887
309	Public Storage	65,632
842	Realty Income Corp.	52,229
955	Regency Centers Corp.	37,923
424	SBA Communications Corp.	129,774
5,894	Segro PLC	74,938
417	Simon Property Group, Inc.	28,293
10,224	Stockland	29,812
764	Sun Communities, Inc.	113,897
4,121	The British Land Co. PLC	20,112
776	UDR, Inc.	27,013
1,171	Ventas, Inc.	48,257
6,822	VEREIT, Inc.	45,844
901	Weyerhaeuser Co.	27,309
264	WP Carey, Inc.	18,314

		3,468,006

Food & Staples Retailing – 0.3%
2,009	Aeon Co. Ltd.	49,872
3,664	Alimentation Couche-Tard, Inc. Class B	119,582
7,061	Carrefour SA	113,581
433	Casino Guichard Perrachon SA*	11,226
16,643	Coles Group Ltd.	216,903
226	Cosmos Pharmaceutical Corp.	39,802
1,523	Costco Wholesale Corp.	529,486
28,957	Dairy Farm International Holdings Ltd.	121,064
10,546	Empire Co. Ltd. Class A	274,494
964	George Weston Ltd.	69,642
1,271	ICA Gruppen AB	62,376
45,176	J Sainsbury PLC	111,002
12,025	Jeronimo Martins SGPS SA	197,896
661	Kobe Bussan Co. Ltd.	39,099
13,905	Koninklijke Ahold Delhaize NV	418,343
1,322	Lawson, Inc.	65,344
3,107	Loblaw Cos. Ltd.	160,573
5,245	METRO AG	52,010
1,273	Metro, Inc.	57,504
2,493	Seven & i Holdings Co. Ltd.	80,429
3,456	Sundrug Co. Ltd.	128,612
4,411	Sysco Corp.	265,278
35,906	Tesco PLC	104,854
10,206	The Kroger Co.	364,150

Common Stocks – (continued)
Food & Staples Retailing – (continued)
1,474	Tsuruha Holdings, Inc.	197,279
4,897	Walgreens Boots Alliance, Inc.	186,184
6,347	Walmart, Inc.	881,281
5,988	Welcia Holdings Co. Ltd.	256,390
19,974	Wm Morrison Supermarkets PLC	51,112
9,350	Woolworths Group Ltd.	273,995

		5,499,363

Food Products – 0.3%
4,941	Ajinomoto Co., Inc.	92,161
1,549	Archer-Daniels-Midland Co.	69,333
2,888	Associated British Foods PLC	78,093
12	Barry Callebaut AG	26,604
793	Bunge Ltd.	36,177
2,487	Calbee, Inc.	77,554
1,425	Campbell Soup Co.	74,969
6	Chocoladefabriken Lindt & Spruengli AG	131,000
3,567	Conagra Brands, Inc.	136,830
3,958	Danone SA	260,264
4,015	General Mills, Inc.	256,759
1,482	Hormel Foods Corp.	75,552
2,387	Ingredion, Inc.	192,010
1,263	Kellogg Co.	89,559
687	Kerry Group PLC Class A	90,216
531	Kikkoman Corp.	28,841
654	Lamb Weston Holdings, Inc.	41,104
652	McCormick & Co., Inc.	134,442
311	MEIJI Holdings Co. Ltd.	25,146
3,529	Mondelez International, Inc. Class A	206,164
1,885	Mowi ASA	36,876
7,464	Nestle SA	899,017
430	NH Foods Ltd.	19,479
396	Nissin Foods Holdings Co. Ltd.	39,649
4,833	Orkla ASA	49,159
1,585	Saputo, Inc.	39,542
3,611	The a2 Milk Co. Ltd.*	45,067
1,467	The Hershey Co.	218,055
1,414	The J.M. Smucker Co.	169,935
4,216	The Kraft Heinz Co.	147,729
469	Toyo Suisan Kaisha Ltd.	26,666
2,956	Tyson Foods, Inc. Class A	185,637
24,551	WH Group Ltd.(a)	21,161
44,674	Wilmar International Ltd.	142,928
7,214	Yamazaki Baking Co. Ltd.	117,650

		4,281,328

Gas Utilities – 0.0%
1,386	AltaGas Ltd.	17,926
5,526	APA Group	42,393
423	Atmos Energy Corp.	42,224
1,027	Enagas SA	25,149
21,641	Hong Kong & China Gas Co. Ltd.	31,466
2,228	Naturgy Energy Group SA	43,011
1,345	Osaka Gas Co. Ltd.	26,342
17,060	Snam SpA	87,368

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Gas Utilities – (continued)
330	Toho Gas Co. Ltd.	$14,579
1,079	Tokyo Gas Co. Ltd.	24,026
5,044	UGI Corp.	174,169

		528,653

Health Care Equipment & Supplies – 0.4%
3,321	Abbott Laboratories	363,550
945	ABIOMED, Inc.*	290,701
637	Alcon, Inc.*	36,243
942	Align Technology, Inc.*	279,755
1,058	Ambu A/S Class B	31,138
1,170	Asahi Intecc Co. Ltd.	34,722
2,446	Baxter International, Inc.	212,973
525	Becton Dickinson & Co.	127,454
646	BioMerieux	97,690
3,165	Boston Scientific Corp.*	129,828
311	Carl Zeiss Meditec AG	35,103
1,085	Cochlear Ltd.	153,324
904	Coloplast A/S Class B	153,338
1,332	Danaher Corp.	275,018
884	DENTSPLY SIRONA, Inc.	39,665
362	DexCom, Inc.*	153,998
581	DiaSorin SpA	105,173
3,378	Edwards Lifesciences Corp.*	289,968
2,547	Fisher & Paykel Healthcare Corp. Ltd.	63,081
1,343	Hologic, Inc.*	80,204
2,216	Hoya Corp.	217,997
1,031	IDEXX Laboratories, Inc.*	403,183
674	Insulet Corp.*	147,101
155	Intuitive Surgical, Inc.*	113,280
2,907	Koninklijke Philips NV*	137,563
560	Masimo Corp.*	125,440
2,676	Medtronic PLC	287,590
10,304	Olympus Corp.	203,962
1,448	ResMed, Inc.	261,770
803	Siemens Healthineers AG(a)	36,584
6,236	Smith & Nephew PLC	125,846
628	Sonova Holding AG*	146,831
641	STERIS PLC	102,329
125	Straumann Holding AG	123,366
679	Stryker Corp.	134,551
491	Sysmex Corp.	42,887
172	Teleflex, Inc.	67,587
536	Terumo Corp.	21,805
238	The Cooper Cos., Inc.	74,822
951	Varian Medical Systems, Inc.*	165,160
455	West Pharmaceutical Services, Inc.	129,202
430	Zimmer Biomet Holdings, Inc.	60,578

		6,082,360

Health Care Providers & Services – 0.2%
1,678	AmerisourceBergen Corp.	162,816
692	Anthem, Inc.	194,812
3,515	Cardinal Health, Inc.	178,422
1,885	Centene Corp.*	115,588
1,735	Cigna Corp.	307,737

Common Stocks – (continued)
Health Care Providers & Services – (continued)
5,676	CVS Health Corp.	352,593
2,262	DaVita, Inc.*	196,251
1,074	Fresenius Medical Care AG & Co. KGaA	91,259
2,142	Fresenius SE & Co. KGaA	99,398
1,310	HCA Healthcare, Inc.	177,793
3,162	Henry Schein, Inc.*	210,083
434	Humana, Inc.	180,184
1,455	Laboratory Corp. of America Holdings*	255,716
1,470	McKesson Corp.	225,557
3,205	Medipal Holdings Corp.	61,248
172	Molina Healthcare, Inc.*	31,815
1,559	Quest Diagnostics, Inc.	173,423
1,792	Sonic Healthcare Ltd.	42,264
2,664	UnitedHealth Group, Inc.	832,633
1,164	Universal Health Services, Inc. Class B	128,447

		4,018,039

Health Care Technology – 0.0%
3,888	Cerner Corp.	285,263
1,242	M3, Inc.	71,947
296	Teladoc Health, Inc.*	63,844
969	Veeva Systems, Inc. Class A*	273,520

		694,574

Hotels, Restaurants & Leisure – 0.2%
823	Accor SA*	25,228
5,147	Aramark	141,851
1,836	Aristocrat Leisure Ltd.	38,248
80	Chipotle Mexican Grill, Inc.*	104,822
4,037	Compass Group PLC	65,327
2,438	Crown Resorts Ltd.	16,166
853	Darden Restaurants, Inc.	73,930
902	Domino’s Pizza, Inc.	368,882
2,731	Evolution Gaming Group AB(a)	204,415
492	Flutter Entertainment PLC*	80,843
2,853	GVC Holdings PLC*	30,164
819	Hilton Worldwide Holdings, Inc.	74,005
1,370	InterContinental Hotels Group PLC*	79,100
5,462	La Francaise des Jeux SAEM(a)	202,003
309	Las Vegas Sands Corp.	15,669
372	Marriott International, Inc. Class A	38,283
1,383	McDonald’s Corp.	295,298
779	McDonald’s Holdings Co. Japan Ltd.	38,225
7,033	MGM Resorts International	158,243
400	Oriental Land Co. Ltd.	54,292
589	Sodexo SA	42,045
2,083	Starbucks Corp.	175,951
9,053	Tabcorp Holdings Ltd.	24,151
85	Vail Resorts, Inc.	18,502
21,794	Wynn Macau Ltd.	40,909
2,750	Yum! Brands, Inc.	263,587

		2,670,139

Household Durables – 0.1%
6,021	Barratt Developments PLC	42,045

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Household Durables – (continued)
2,385	Berkeley Group Holdings PLC	$144,134
1,131	Casio Computer Co. Ltd.	18,221
1,106	D.R. Horton, Inc.	78,935
635	Garmin Ltd.	65,792
5,908	Husqvarna AB Class B	64,328
1,543	Iida Group Holdings Co. Ltd.	30,117
1,598	Lennar Corp. Class A	119,562
327	Mohawk Industries, Inc.*	30,192
1,094	Newell Brands, Inc.	17,482
25	NVR, Inc.*	104,208
2,890	Panasonic Corp.	26,632
568	Persimmon PLC	19,737
1,944	PulteGroup, Inc.	86,683
247	Rinnai Corp.	22,849
1,867	SEB SA	327,473
3,934	Sekisui House Ltd.	77,717
2,749	Sony Corp.	215,259
16,671	Taylor Wimpey PLC	26,953

		1,518,319

Household Products – 0.1%
1,266	Church & Dwight Co., Inc.	121,321
5,481	Colgate-Palmolive Co.	434,424
1,664	Essity AB Class B*	57,306
1,180	Henkel AG & Co. KGaA	113,713
1,647	Kimberly-Clark Corp.	259,831
2,631	Lion Corp.	55,808
2,314	Pigeon Corp.	105,732
1,083	Reckitt Benckiser Group PLC	108,710
1,465	The Clorox Co.	327,427
5,715	The Procter & Gamble Co.	790,556
1,168	Unicharm Corp.	50,877

		2,425,705

Independent Power and Renewable Electricity Producers – 0.0%
3,473	AES Corp.	61,646
1,419	Electric Power Development Co. Ltd.	21,415
15,841	Meridian Energy Ltd.	54,016
2,224	Uniper SE	72,891
17,160	Vistra Corp.	329,987

		539,955

Industrial Conglomerates – 0.1%
1,063	3M Co.	173,290
21,501	CK Hutchison Holdings Ltd.	140,619
253	DCC PLC	22,477
7,332	General Electric Co.	46,485
1,185	Honeywell International, Inc.	196,177
917	Investment AB Latour	20,527
1,385	Jardine Matheson Holdings Ltd.	58,162
843	Jardine Strategic Holdings Ltd.	16,915
550	Keihan Holdings Co. Ltd.	23,715
226	Roper Technologies, Inc.	96,545
641	Siemens AG	88,821

		883,733

Common Stocks – (continued)
Insurance – 0.4%
8,122	Admiral Group PLC	283,389
33,140	Aegon NV	91,763
2,561	Aflac, Inc.	93,016
1,306	Ageas SA	54,422
16,775	AIA Group Ltd.	171,856
43	Alleghany Corp.	23,846
1,201	Allianz SE	260,602
1,486	American International Group, Inc.	43,302
1,395	Aon PLC Class A	278,986
3,046	Arch Capital Group Ltd.*	96,071
1,384	Arthur J. Gallagher & Co.	145,735
7,809	Assicurazioni Generali SpA	121,303
525	Assurant, Inc.	63,819
2,337	Athene Holding Ltd. Class A*	85,441
20,657	Aviva PLC	77,856
4,282	AXA SA	87,370
475	Baloise Holding AG	73,999
1,980	Brown & Brown, Inc.	91,872
1,162	Chubb Ltd.	145,250
290	Cincinnati Financial Corp.	23,029
3,785	CNP Assurances*	50,746
2,060	Dai-ichi Life Holdings, Inc.	31,213
22,196	Direct Line Insurance Group PLC	87,719
653	Erie Indemnity Co. Class A	139,376
237	Everest Re Group Ltd.	52,159
103	Fairfax Financial Holdings Ltd.	31,752
1,837	Fidelity National Financial, Inc.	60,309
4,939	Gjensidige Forsikring ASA*	105,141
828	Globe Life, Inc.	68,293
4,402	Great-West Lifeco, Inc.	89,805
548	Hannover Rueck SE	93,450
4,923	iA Financial Corp., Inc.	177,203
7,993	Insurance Australia Group Ltd.	28,008
739	Intact Financial Corp.	79,155
7,225	Japan Post Holdings Co. Ltd.	53,439
23,802	Legal & General Group PLC	68,417
2,384	Lincoln National Corp.	85,943
480	Loews Corp.	17,213
5,208	Manulife Financial Corp.	76,821
11,762	Mapfre SA	22,299
28	Markel Corp.*	30,431
1,600	Marsh & McLennan Cos., Inc.	183,856
12,505	Medibank Pvt. Ltd.	25,163
3,727	MetLife, Inc.	143,340
1,821	MS&AD Insurance Group Holdings, Inc.	50,512
566	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	163,488
2,321	NN Group NV	87,252
6,961	Poste Italiane SpA(a)	63,876
8,464	Power Corp. of Canada	168,975
1,436	Principal Financial Group, Inc.	60,470
1,715	Prudential Financial, Inc.	116,226
6,287	QBE Insurance Group Ltd.	48,638
643	Reinsurance Group of America, Inc.	58,950
252	RenaissanceRe Holdings Ltd.	46,302

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
5,437	RSA Insurance Group PLC	$32,450
970	SCOR SE*	25,996
878	Sompo Holdings, Inc.	32,978
1,730	Sun Life Financial, Inc.	72,205
11,150	Suncorp Group Ltd.	76,275
352	Swiss Life Holding AG	142,305
413	Swiss Re AG	33,249
2,559	The Allstate Corp.	237,987
1,442	The Hartford Financial Services Group, Inc.	58,329
2,277	The Progressive Corp.	216,406
878	The Travelers Cos., Inc.	101,883
1,704	Tokio Marine Holdings, Inc.	78,645
1,146	Tryg A/S	35,167
494	W.R. Berkley Corp.	30,653
592	Willis Towers Watson PLC	121,674
625	Zurich Insurance Group AG	231,092

		6,506,161

Interactive Media & Services – 0.4%
767	Alphabet, Inc. Class A*	1,249,849
867	Alphabet, Inc. Class C*	1,416,834
34,991	Auto Trader Group PLC(a)	261,589
7,411	Facebook, Inc. Class A*	2,172,905
6,309	Kakaku.com, Inc.	168,487
716	LINE Corp.*	36,491
2,185	Match Group, Inc.*	244,021
895	Pinterest, Inc. Class A*	32,927
838	REA Group Ltd.	70,480
721	Scout24 AG(a)	67,071
2,631	Snap, Inc. Class A*	59,434
681	Twitter, Inc.*	27,635
3,757	Z Holdings Corp.	25,008

		5,832,731

Internet & Direct Marketing Retail – 0.5%
1,381	Amazon.com, Inc.*	4,765,776
184	Booking Holdings, Inc.*	351,523
298	Delivery Hero SE*(a)	32,059
4,186	eBay, Inc.	229,309
1,638	Expedia Group, Inc.	160,770
150	Just Eat Takeaway.com NV*(a)	16,692
82	MercadoLibre, Inc.*	95,824
5,228	Ocado Group PLC*	174,118
783	Prosus NV*	78,482
9,073	Rakuten, Inc.	79,954
2,389	Wayfair, Inc. Class A*	708,482
3,533	Zalando SE*(a)	309,520
7,864	ZOZO, Inc.	221,821

		7,224,330

IT Services – 0.5%
2,719	Accenture PLC Class A	652,370
34	Adyen NV*(a)	57,312
897	Akamai Technologies, Inc.*	104,438
1,463	Amadeus IT Group SA	82,187

Common Stocks – (continued)
IT Services – (continued)
2,848	Atos SE*	246,832
810	Automatic Data Processing, Inc.	112,663
1,650	Black Knight, Inc.*	138,765
1,089	Booz Allen Hamilton Holding Corp.	95,897
483	Broadridge Financial Solutions, Inc.	66,364
976	Capgemini SE	135,389
2,194	CGI, Inc.*	154,111
4,893	Cognizant Technology Solutions Corp. Class A	327,146
1,121	Edenred	57,866
373	EPAM Systems, Inc.*	122,008
1,753	Fidelity National Information Services, Inc.	264,440
2,392	Fiserv, Inc.*	238,195
384	FleetCor Technologies, Inc.*	96,557
745	Fujitsu Ltd.	97,252
541	Gartner, Inc.*	70,233
1,105	Global Payments, Inc.	195,165
323	GMO Payment Gateway, Inc.	34,158
859	GoDaddy, Inc. Class A*	71,881
3,525	International Business Machines Corp.	434,668
839	Itochu Techno-Solutions Corp.	30,369
493	Jack Henry & Associates, Inc.	81,552
3,445	Leidos Holdings, Inc.	311,738
2,202	Mastercard, Inc. Class A	788,734
277	MongoDB, Inc.*	64,763
2,035	Nexi SpA*(a)	36,217
1,492	Nomura Research Institute Ltd.	39,671
2,940	NTT Data Corp.	33,589
376	Obic Co. Ltd.	66,566
496	Okta, Inc.*	106,824
338	Otsuka Corp.	16,588
1,624	Paychex, Inc.	124,187
2,155	PayPal Holdings, Inc.*	439,922
244	Shopify, Inc. Class A*	260,626
543	Square, Inc. Class A*	86,641
8,664	The Western Union Co.	204,384
82	Twilio, Inc. Class A*	22,120
1,007	VeriSign, Inc.*	216,304
3,198	Visa, Inc. Class A	677,944
1,182	Wix.com Ltd.*	348,253
228	Worldline SA*(a)	20,986

		7,833,875

Leisure Products – 0.0%
712	Bandai Namco Holdings, Inc.	44,203
294	Hasbro, Inc.	23,208

		67,411

Life Sciences Tools & Services – 0.1%
1,022	Agilent Technologies, Inc.	102,629
138	Bio-Rad Laboratories, Inc. Class A*	70,185
51	Eurofins Scientific SE*	41,038
196	Illumina, Inc.*	70,015
512	IQVIA Holdings, Inc.*	83,840
248	Lonza Group AG	154,111

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
358	Mettler-Toledo International, Inc.*	$347,539
560	PerkinElmer, Inc.	65,923
729	QIAGEN NV*	37,034
488	Sartorius Stedim Biotech	174,590
841	Thermo Fisher Scientific, Inc.	360,772
844	Waters Corp.*	182,524

		1,690,200

Machinery – 0.2%
836	Alstom SA*	46,668
1,546	ANDRITZ AG	51,712
1,301	Atlas Copco AB Class A	60,215
1,042	Atlas Copco AB Class B	41,868
681	Caterpillar, Inc.	96,913
1,232	Cummins, Inc.	255,332
399	Daifuku Co. Ltd.	35,128
387	Deere & Co.	81,293
779	Dover Corp.	85,565
1,450	Epiroc AB Class A	21,628
1,494	Epiroc AB Class B	21,473
640	Fortive Corp.	46,150
289	IDEX Corp.	52,087
874	Illinois Tool Works, Inc.	172,659
644	Ingersoll Rand, Inc.*	22,579
866	KION Group AG	73,276
741	Knorr-Bremse AG	94,156
777	Komatsu Ltd.	16,917
727	Kone Oyj Class B	62,354
1,144	Kubota Corp.	20,657
2,964	MISUMI Group, Inc.	77,701
999	Mitsubishi Heavy Industries Ltd.	24,802
377	Miura Co. Ltd.	15,463
1,130	NGK Insulators Ltd.	16,056
176	Nordson Corp.	32,822
984	Otis Worldwide Corp.	61,894
644	PACCAR, Inc.	55,281
1,060	Parker-Hannifin Corp.	218,371
415	Pentair PLC	18,733
1,093	Sandvik AB*	21,522
407	Schindler Holding AG (Machinery)	108,034
3,971	SKF AB Class B	79,426
94	SMC Corp.	51,655
1,517	Snap-on, Inc.	224,926
439	Spirax-Sarco Engineering PLC	59,816
433	Stanley Black & Decker, Inc.	69,843
7,825	Techtronic Industries Co. Ltd.	99,097
1,571	Volvo AB Class B*	30,092
1,164	Westinghouse Air Brake Technologies Corp.	77,464
596	Xylem, Inc.	47,787
30,112	Yangzijiang Shipbuilding Holdings Ltd.	20,229

		2,769,644

Marine – 0.0%
129	AP Moller – Maersk A/S Class A	183,229
122	AP Moller – Maersk A/S Class B	186,936

Common Stocks – (continued)
Marine – (continued)
1,108	Kuehne & Nagel International AG*	214,830

		584,995

Media – 0.2%
45	Cable One, Inc.	82,815
355	Charter Communications, Inc. Class A*	218,542
13,055	Comcast Corp. Class A	584,995
5,070	CyberAgent, Inc.	270,122
6,431	Discovery, Inc. Class A*	141,900
7,186	Discovery, Inc. Class C*	143,504
4,627	Fox Corp. Class A	128,908
4,435	Fox Corp. Class B*	123,293
2,474	Hakuhodo DY Holdings, Inc.	30,718
2,987	Informa PLC*	16,481
749	JCDecaux SA*	14,304
548	Liberty Broadband Corp. Class A*	75,728
857	Liberty Broadband Corp. Class C*	120,057
4,473	Liberty Media Corp.-Liberty SiriusXM Class C*	161,006
4,541	Liberty Media Corp.-Liberty SiriusXM, Class A*	164,884
11,532	News Corp. Class A	174,364
1,171	Omnicom Group, Inc.	63,339
1,506	Publicis Groupe SA*	52,669
1,596	Quebecor, Inc. Class B	39,571
6,350	Schibsted ASA Class B*	251,111
1,717	Shaw Communications, Inc. Class B	32,106
11,214	Sirius XM Holdings, Inc.	65,826
6,456	The Interpublic Group of Cos., Inc.	114,659
4,879	ViacomCBS, Inc. Class B	135,880
8,405	WPP PLC	71,188

		3,277,970

Metals & Mining – 0.1%
749	Agnico Eagle Mines Ltd.	61,753
3,325	Anglo American PLC	81,711
11,926	ArcelorMittal SA*	150,228
6,263	B2Gold Corp.	42,062
3,074	Barrick Gold Corp.	91,064
2,385	BHP Group Ltd.	65,854
1,268	BHP Group PLC	28,862
14,188	BlueScope Steel Ltd.	132,518
8,534	Evolution Mining Ltd.	34,894
18,176	Evraz PLC	77,762
6,980	Fortescue Metals Group Ltd.	89,214
637	Franco-Nevada Corp.	95,803
55,883	Glencore PLC	137,407
5,017	Kinross Gold Corp.*	44,541
2,283	Kirkland Lake Gold Ltd.	121,646
865	Maruichi Steel Tube Ltd.	23,191
756	Mitsubishi Materials Corp.	15,859
1,903	Newcrest Mining Ltd.	44,813
2,181	Newmont Corp.	146,738
1,779	Northern Star Resources Ltd.	17,927
2,217	Nucor Corp.	100,785
1,210	Pan American Silver Corp.	43,684

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)
699	Rio Tinto Ltd.	$50,300
1,221	Rio Tinto PLC	75,934
87,313	South32 Ltd.	134,983
3,932	Steel Dynamics, Inc.	116,073
802	voestalpine AG	19,929
1,070	Wheaton Precious Metals Corp.	57,144
6,290	Yamana Gold, Inc.	38,964

		2,141,643

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
3,860	AGNC Investment Corp.	54,464
6,371	Annaly Capital Management, Inc.	46,827

		101,291

Multi-Utilities – 0.1%
2,726	AGL Energy Ltd.	29,718
3,601	Algonquin Power & Utilities Corp.	49,915
1,376	Ameren Corp.	108,855
564	Atco Ltd. Class I	17,184
1,900	Canadian Utilities Ltd. Class A	47,691
1,935	CenterPoint Energy, Inc.	38,835
1,712	CMS Energy Corp.	103,559
1,210	Consolidated Edison, Inc.	86,321
1,913	Dominion Energy, Inc.	150,056
393	DTE Energy Co.	46,637
5,510	E.ON SE	65,259
4,666	Engie SA*	64,912
9,529	National Grid PLC	106,726
1,593	NiSource, Inc.	35,301
1,180	Public Service Enterprise Group, Inc.	61,643
3,727	RWE AG	148,407
892	Sempra Energy	110,296
13,999	Suez SA	241,745
2,984	Veolia Environnement SA	71,995
1,365	WEC Energy Group, Inc.	128,419

		1,713,474

Multiline Retail – 0.1%
186	Canadian Tire Corp. Ltd. Class A	19,458
865	Dollar General Corp.	174,626
1,232	Dollar Tree, Inc.*	118,605
1,999	Dollarama, Inc.	78,038
2,386	Next PLC	191,183
800	Pan Pacific International Holdings Corp.	18,833
7,530	Ryohin Keikaku Co. Ltd.	117,711
3,567	Target Corp.	539,366
8,260	Wesfarmers Ltd.	288,616

		1,546,436

Oil, Gas & Consumable Fuels – 0.2%
1,812	Ampol Ltd.	34,704
16,784	BP PLC	58,556
1,320	Cabot Oil & Gas Corp.	25,040
2,403	Canadian Natural Resources Ltd.	47,384
17,782	Cenovus Energy, Inc.	83,978

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
495	Cheniere Energy, Inc.*	25,765
4,196	Chevron Corp.	352,170
2,460	ConocoPhillips	93,209
3,233	Enbridge, Inc.	103,433
15,230	ENEOS Holdings, Inc.	59,684
8,653	Eni SpA	80,390
594	EOG Resources, Inc.	26,932
4,145	Exxon Mobil Corp.	165,551
3,383	HollyFrontier Corp.	80,752
778	Idemitsu Kosan Co. Ltd.	17,128
2,060	Imperial Oil Ltd.	33,971
2,919	Inpex Corp.	18,511
4,802	Kinder Morgan, Inc.	66,364
922	Koninklijke Vopak NV	50,634
3,675	Marathon Petroleum Corp.	130,316
1,026	Neste Oyj	54,927
2,436	OMV AG*	78,854
883	ONEOK, Inc.	24,265
576	Phillips 66	33,679
10,499	Repsol SA	82,934
9,614	Royal Dutch Shell PLC Class A	141,515
8,927	Royal Dutch Shell PLC Class B	125,591
8,017	Santos Ltd.	33,504
2,565	Suncor Energy, Inc.	41,159
2,189	TC Energy Corp.	102,355
859	The Williams Cos., Inc.	17,833
5,120	TOTAL SE	203,121
1,670	Valero Energy Corp.	87,825
1,934	Woodside Petroleum Ltd.	27,884

		2,609,918

Paper & Forest Products – 0.0%
896	Mondi PLC	17,630
4,380	Oji Holdings Corp.	19,786
2,653	Svenska Cellulosa AB SCA Class B*	34,258
3,223	UPM-Kymmene Oyj	97,823

		169,497

Personal Products – 0.1%
1,124	Beiersdorf AG	129,923
347	Kao Corp.	26,441
219	Kobayashi Pharmaceutical Co. Ltd.	19,527
902	Kose Corp.	105,848
1,303	L’Oreal SA	432,400
5,298	Pola Orbis Holdings, Inc.	96,017
2,341	Shiseido Co. Ltd.	136,144
1,777	The Estee Lauder Cos., Inc. Class A	393,996
4,679	Unilever NV	271,881
2,982	Unilever PLC	176,302

		1,788,479

Pharmaceuticals – 0.6%
11,771	Astellas Pharma, Inc.	184,665
2,318	AstraZeneca PLC	257,299
1,418	Bausch Health Cos., Inc.*	23,536
4,429	Bayer AG	294,582

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
7,706	Bristol-Myers Squibb Co.	$479,313
621	Catalent, Inc.*	57,442
2,739	Chugai Pharmaceutical Co. Ltd.	122,042
1,005	Daiichi Sankyo Co. Ltd.	89,649
747	Eisai Co. Ltd.	65,246
894	Elanco Animal Health, Inc.*	25,980
3,531	Eli Lilly & Co.	523,965
12,934	GlaxoSmithKline PLC	252,644
1,343	Hikma Pharmaceuticals PLC	42,566
4,668	Ipsen SA	482,121
1,839	Jazz Pharmaceuticals PLC*	247,143
7,896	Johnson & Johnson	1,211,325
1,196	Kyowa Kirin Co. Ltd.	30,908
7,166	Merck & Co., Inc.	611,045
1,655	Merck KGaA	224,939
16,546	Mylan NV*	271,023
4,550	Novartis AG	392,151
5,249	Novo Nordisk A/S Class B	347,029
1,221	Ono Pharmaceutical Co. Ltd.	36,885
3,613	Orion Oyj Class B	169,654
881	Otsuka Holdings Co. Ltd.	38,666
4,401	Perrigo Co. PLC	230,172
11,978	Pfizer, Inc.	452,649
2,657	Recordati Industria Chimica e Farmaceutica SpA	144,935
2,395	Roche Holding AG	837,816
2,320	Sanofi	234,990
890	Santen Pharmaceutical Co. Ltd.	16,985
517	Shionogi & Co. Ltd.	28,708
7,289	Sumitomo Dainippon Pharma Co. Ltd.	92,147
1,029	Taisho Pharmaceutical Holdings Co. Ltd.	63,319
2,123	Takeda Pharmaceutical Co. Ltd.	79,161
22,641	Teva Pharmaceutical Industries Ltd. ADR*	223,467
2,101	UCB SA	249,361
107	Vifor Pharma AG	15,816
1,414	Zoetis, Inc.	226,381

		9,377,725

Professional Services – 0.2%
1,291	Adecco Group AG	67,593
1,137	Bureau Veritas SA*	25,817
79	CoStar Group, Inc.*	67,039
544	Equifax, Inc.	91,539
4,196	Experian PLC	156,773
1,398	IHS Markit Ltd.	111,728
354	Intertek Group PLC	27,737
3,333	Nielsen Holdings PLC	50,928
412	Nihon M&A Center, Inc.	20,507
5,442	Persol Holdings Co. Ltd.	84,658
2,621	Randstad NV	136,406
5,854	Recruit Holdings Co. Ltd.	221,870
6,032	RELX PLC	136,883
8,095	Robert Half International, Inc.	430,654
130	SGS SA	336,884

Common Stocks – (continued)
Professional Services – (continued)
125	Teleperformance	38,546
1,175	Thomson Reuters Corp.	89,822
657	TransUnion	56,975
777	Verisk Analytics, Inc.	145,043
1,605	Wolters Kluwer NV	131,663

		2,429,065

Real Estate Management & Development – 0.1%
1,486	Aeon Mall Co. Ltd.	19,636
4,949	Aroundtown SA*	27,111
593	Azrieli Group Ltd.	31,994
9,284	CapitaLand Ltd.	18,876
4,456	CBRE Group, Inc. Class A*	209,566
6,940	CK Asset Holdings Ltd.	37,668
463	Daito Trust Construction Co. Ltd.	41,035
720	Deutsche Wohnen SE	38,410
6,848	Henderson Land Development Co. Ltd.	26,919
1,935	Hulic Co. Ltd.	17,603
1,862	Jones Lang LaSalle, Inc.	191,861
173	LEG Immobilien AG	25,421
1,136	Mitsubishi Estate Co. Ltd.	17,778
1,077	Mitsui Fudosan Co. Ltd.	19,483
5,993	Nomura Real Estate Holdings, Inc.	114,332
1,430	Sun Hung Kai Properties Ltd.	19,186
10,882	Swire Pacific Ltd. Class A	59,257
474	Swiss Prime Site AG	42,728
4,296	The Wharf Holdings Ltd.	8,370
1,665	Vonovia SE	119,157
4,296	Wharf Real Estate Investment Co. Ltd.	17,855

		1,104,246

Road & Rail – 0.1%
74	AMERCO	26,262
11,181	Aurizon Holdings Ltd.	35,757
577	Canadian National Railway Co.	60,631
230	Canadian Pacific Railway Ltd.	68,045
195	Central Japan Railway Co.	29,235
1,306	CSX Corp.	99,857
492	East Japan Railway Co.	32,028
679	Hankyu Hanshin Holdings, Inc.	22,062
374	J.B. Hunt Transport Services, Inc.	52,562
386	Kansas City Southern	70,267
409	Keio Corp.	24,735
621	Keisei Electric Railway Co. Ltd.	18,252
433	Kintetsu Group Holdings Co. Ltd.	19,049
782	Knight-Swift Transportation Holdings, Inc.	35,550
968	Kyushu Railway Co.	21,351
3,927	MTR Corp. Ltd.	20,426
1,691	Nagoya Railroad Co. Ltd.	47,211
215	Norfolk Southern Corp.	45,694
939	Odakyu Electric Railway Co. Ltd.	23,255
413	Old Dominion Freight Line, Inc.	83,500
1,375	Seibu Holdings, Inc.	15,105
1,036	Tobu Railway Co. Ltd.	32,376
1,830	Tokyu Corp.	24,471

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – (continued)
811	Union Pacific Corp.	$156,069
322	West Japan Railway Co.	16,933

		1,080,683

Semiconductors & Semiconductor Equipment – 0.4%
6,306	Advanced Micro Devices, Inc.*	572,711
1,298	Advantest Corp.	62,197
621	Analog Devices, Inc.	72,582
2,529	Applied Materials, Inc.	155,786
724	ASML Holding NV	270,563
856	Broadcom, Inc.	297,160
82	Disco Corp.	19,111
745	Infineon Technologies AG	20,716
15,036	Intel Corp.	766,084
518	KLA Corp.	106,263
447	Lam Research Corp.	150,344
386	Lasertec Corp.	29,180
1,071	Marvell Technology Group Ltd.	41,533
1,030	Maxim Integrated Products, Inc.	70,493
870	Microchip Technology, Inc.	95,439
5,723	Micron Technology, Inc.*	260,454
1,322	NVIDIA Corp.	707,244
1,643	NXP Semiconductors NV	206,624
7,534	ON Semiconductor Corp.*	161,002
1,834	Qorvo, Inc.*	235,247
3,479	QUALCOMM, Inc.	414,349
7,939	Renesas Electronics Corp.*	49,967
699	Skyworks Solutions, Inc.	101,250
1,582	STMicroelectronics NV	47,848
2,494	Teradyne, Inc.	211,915
3,472	Texas Instruments, Inc.	493,545
239	Tokyo Electron Ltd.	61,305
1,026	Xilinx, Inc.	106,868

		5,787,780

Software – 0.8%
1,457	Adobe, Inc.*	748,009
304	ANSYS, Inc.*	103,059
1,115	Autodesk, Inc.*	273,956
335	Avalara, Inc.*	44,357
588	AVEVA Group PLC	39,722
4,191	Cadence Design Systems, Inc.*	464,824
2,012	CDK Global, Inc.	93,799
504	Check Point Software Technologies Ltd.*	63,635
2,715	Citrix Systems, Inc.	394,218
293	Constellation Software, Inc.	339,194
149	Coupa Software, Inc.*	48,833
203	Dassault Systemes SE	38,305
406	Datadog, Inc.*	33,921
461	DocuSign, Inc.*	102,803
5,732	Dropbox, Inc. Class A*	121,346
721	Dynatrace, Inc.*	31,890
426	Fair Isaac Corp.*	179,257
1,553	Fortinet, Inc.*	205,004
368	Guidewire Software, Inc.*	41,330

Common Stocks – (continued)
Software – (continued)
1,556	Intuit, Inc.	537,427
22,639	Microsoft Corp.	5,105,774
1,384	Nemetschek SE	110,032
492	Nice Ltd.*	112,969
14,134	NortonlifeLock, Inc.	332,432
797	Open Text Corp.	36,149
7,205	Oracle Corp. (Software)	425,524
272	Palo Alto Networks, Inc.*	70,016
253	Paycom Software, Inc.*	75,763
353	PTC, Inc.*	32,268
947	RingCentral, Inc. Class A*	275,359
2,430	salesforce.com, Inc.*	662,540
2,681	SAP SE	443,289
847	ServiceNow, Inc.*	408,271
887	Slack Technologies, Inc. Class A*	29,129
373	Splunk, Inc.*	81,810
3,891	SS&C Technologies Holdings, Inc.	247,935
1,020	Synopsys, Inc.*	225,726
170	Temenos AG	27,463
19,516	The Sage Group PLC	192,696
107	The Trade Desk, Inc. Class A*	51,499
345	Trend Micro, Inc.	21,350
264	Tyler Technologies, Inc.*	91,162
1,127	VMware, Inc. Class A*	162,784
369	Workday, Inc. Class A*	88,453
256	Zoom Video Communications, Inc. Class A*	83,226

		13,298,508

Specialty Retail – 0.3%
359	ABC-Mart, Inc.	18,905
857	Advance Auto Parts, Inc.	133,958
291	AutoZone, Inc.*	348,126
4,909	Best Buy Co., Inc.	544,457
868	Burlington Stores, Inc.*	170,935
548	CarMax, Inc.*	58,598
240	Fast Retailing Co. Ltd.	143,091
12,455	Hennes & Mauritz AB Class B	199,364
8,855	Industria de Diseno Textil SA	248,978
16,245	JD Sports Fashion PLC	156,333
18,754	Kingfisher PLC	68,200
3,242	Lowe’s Cos., Inc.	533,925
1,181	Nitori Holdings Co. Ltd.	247,332
618	O’Reilly Automotive, Inc.*	287,759
1,923	Ross Stores, Inc.	175,147
3,649	The Home Depot, Inc.	1,040,111
5,499	The TJX Cos., Inc.	301,290
743	Tiffany & Co.	91,017
1,638	Tractor Supply Co.	243,784
855	Ulta Beauty, Inc.*	198,514
913	USS Co. Ltd.	15,416
17,757	Yamada Denki Co. Ltd.	95,333

		5,320,573

Technology Hardware, Storage & Peripherals – 0.5%
57,032	Apple, Inc.	7,359,409

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

Shares		Description	Value

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – (continued)
	3,222	Brother Industries Ltd.	$53,304
	1,951	Canon, Inc.	33,463
	1,766	Dell Technologies, Inc. Class C*	116,697
	3,575	FUJIFILM Holdings Corp.	170,047
	2,305	Hewlett Packard Enterprise Co.	22,289
	6,832	HP, Inc.	133,566
	580	Logitech International SA	42,958
	2,773	NetApp, Inc.	131,413
	3,283	Seagate Technology PLC	157,551
	2,067	Seiko Epson Corp.	24,644
	1,093	Western Digital Corp.	41,993

			8,287,334

Textiles, Apparel & Luxury Goods – 0.2%
	1,087	adidas AG*	330,771
	9,718	Burberry Group PLC	185,546
	363	Cie Financiere Richemont SA	24,168
	626	EssilorLuxottica SA*	83,800
	397	Hermes International	341,194
	231	Kering SA	141,733
	1,485	Lululemon Athletica, Inc.*	557,870
	885	LVMH Moet Hennessy Louis Vuitton SE	415,616
	4,924	Moncler SpA*	190,884
	5,352	NIKE, Inc. Class B	598,835
	2,701	Pandora A/S	197,163
	2,198	Puma SE*	182,116
	1,650	Ralph Lauren Corp.	113,570
	947	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	61,884
	3,016	VF Corp.	198,302

			3,623,452

Tobacco – 0.1%
	1,989	Altria Group, Inc.	86,999
	7,972	British American Tobacco PLC	268,696
	3,298	Imperial Brands PLC	55,026
	2,193	Japan Tobacco, Inc.	41,002
	5,275	Philip Morris International, Inc.	420,892
	2,528	Swedish Match AB	192,002

			1,064,617

Trading Companies & Distributors – 0.1%
	532	Ashtead Group PLC	18,446
	2,195	Brenntag AG	137,531
	1,401	Bunzl PLC	45,195
	7,757	Fastenal Co.	379,007
	2,572	Ferguson PLC	252,224
	6,031	HD Supply Holdings, Inc.*	239,189
	4,427	ITOCHU Corp.	113,607
	24,929	Marubeni Corp.	150,111
	2,883	Mitsubishi Corp.	68,240
	1,782	Mitsui & Co. Ltd.	32,139
	4,984	MonotaRO Co. Ltd.	197,171
	3,884	Sumitomo Corp.	50,575
	3,740	Toyota Tsusho Corp.	108,691

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
	775	United Rentals, Inc.*	137,214
	805	W.W. Grainger, Inc.	294,171

			2,223,511

Transportation Infrastructure – 0.0%
	149	Aena SME SA*(a)	22,245
	3,378	Atlantia SpA*	53,632
	1,352	Getlink SE*	20,681
	3,824	Kamigumi Co. Ltd.	78,918
	8,929	Transurban Group	88,320

			263,796

Water Utilities – 0.0%
	964	American Water Works Co., Inc.	136,252
	1,230	Essential Utilities, Inc.	52,275
	2,038	Severn Trent PLC	63,213
	3,555	United Utilities Group PLC	39,061

			290,801

Wireless Telecommunication Services – 0.0%
	6,240	KDDI Corp.	181,383
	8,265	NTT DOCOMO, Inc.	230,469
	635	Rogers Communications, Inc. Class B	26,416
	4,105	Softbank Corp.	53,941
	1,169	T-Mobile US, Inc.*	136,399
	2,727	Tele2 AB Class B	38,708
	59,757	Vodafone Group PLC	87,618

			754,934

	TOTAL COMMON STOCKS
	(Cost $133,863,455)		$178,598,289

Shares		Dividend Rate	Value

Preferred Stocks – 0.0%
Automobiles – 0.0%
	Volkswagen AG
EUR	211	3.650%	$35,293

Chemicals – 0.0%
	FUCHS PETROLUB SE
	3,146	2.440	148,810

Health Care Equipment & Supplies – 0.0%
	Sartorius AG
	310	0.110	131,598

	TOTAL PREFERRED STOCKS
	(Cost $252,183)		$315,701

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Expiration Date	Value

Right* – 0.0%
Hotels, Restaurants & Leisure – 0.0%
Tabcorp Holdings Ltd.
823		09/10/20	$224
(Cost $0)

Shares	Description	Value

Exchange Traded Funds – 78.1%
574,773	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(b)	$19,128,445
5,136,524	Goldman Sachs MarketBeta International Equity ETF(b)	240,516,709
5,162,182	Goldman Sachs MarketBeta U.S. Equity ETF(b)	251,351,804
3,478,023	iShares Core MSCI Emerging Markets ETF	185,378,626
902	iShares MSCI Canada ETF	25,896
2,027,026	iShares MSCI EAFE ETF	131,716,150
985,216	iShares MSCI EAFE Small-Cap ETF	58,236,118
1,117,250	Vanguard S&P 500 ETF	358,659,595

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,068,775,657)		$1,245,013,343

Shares	Dividend Rate	Value

Investment Company(b) – 7.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
122,254,978	0.027%	$122,254,978
(Cost $122,254,978)

TOTAL INVESTMENTS – 97.0%
(Cost $1,325,146,273)		$1,546,182,535

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%		47,105,270

NET ASSETS – 100.0%		$1,593,287,805

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	710,000	USD	507,448	09/16/20	$16,244
	CAD	17,210,000	USD	12,723,098	09/16/20	471,873
	CHF	3,590,000	USD	3,945,799	09/16/20	27,552
	EUR	5,080,000	USD	6,042,752	09/16/20	21,603

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	GBP	5,610,000	USD	7,405,995	09/16/20	$94,002
	ILS	320,000	USD	94,156	09/16/20	1,256
	JPY	383,000,000	USD	3,616,735	09/16/20	111
	NOK	2,150,000	USD	236,392	09/16/20	9,756
	NZD	50,000	USD	33,172	09/16/20	507
	SGD	740,000	USD	538,810	09/16/20	5,086
	USD	1,365,001	HKD	10,580,000	09/16/20	71

TOTAL						$648,061

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	1,300,000	USD	958,888	09/16/20	(16)
	DKK	2,210,000	USD	354,403	09/16/20	(5)
	HKD	11,610,000	USD	1,498,045	09/16/20	(234)
	ILS	40,000	USD	11,929	09/16/20	(3)
	JPY	476,000,000	USD	4,499,498	09/16/20	(4,411)
	NOK	950,000	USD	108,768	09/16/20	(4)
	SEK	3,750,000	USD	433,628	09/16/20	(11)
	SGD	260,000	USD	191,117	09/16/20	(18)
	USD	17,358,764	AUD	24,930,000	09/16/20	(1,029,445)
	USD	27,570,681	CHF	26,240,000	09/16/20	(1,471,301)
	USD	6,088,157	DKK	39,880,000	09/16/20	(307,047)
	USD	81,919,312	EUR	72,150,000	09/16/20	(4,211,232)
	USD	38,775,301	GBP	30,635,000	09/16/20	(2,180,566)
	USD	7,893,687	HKD	61,270,000	09/16/20	(10,778)
	USD	856,646	ILS	2,960,000	09/16/20	(25,916)
	USD	67,716,645	JPY	7,320,000,000	09/16/20	(1,409,490)
	USD	1,631,785	NOK	15,300,000	09/16/20	(119,873)
	USD	804,039	NZD	1,250,000	09/16/20	(37,939)
	USD	8,026,582	SEK	73,575,000	09/16/20	(480,987)
	USD	3,232,544	SGD	4,500,000	09/16/20	(74,931)

TOTAL						$(11,364,207)

FUTURES CONTRACTS — At August 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	346	09/18/20	$60,530,970	$7,369,055
E-Mini Russell 2000 Index	1,180	09/18/20	92,116,700	8,646,282
S&P Toronto Stock Exchange 60 Index	272	09/17/20	53,801,600	3,192,874

TOTAL FUTURES CONTRACTS				$19,208,211

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2020, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$98.250	03/15/2021	1,219	$3,047,500	$4,723,625	$1,362,691	$3,360,934
Eurodollar Futures	98.250	06/14/2021	1,066	2,665,000	4,157,400	1,202,273	2,955,127
Eurodollar Futures	98.250	09/13/2021	1,041	2,602,500	4,053,394	1,225,865	2,827,529

TOTAL			3,326	$8,315,000	$12,934,419	$3,790,829	$9,143,590

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Euro Stoxx 50 Index	$3,350.000	09/18/2020	(26)	$(260)	$(8,253)	$(14,152)	$5,899
Euro Stoxx 50 Index	3,425.000	09/18/2020	(4)	(40)	(420)	(2,454)	2,034
Euro Stoxx 50 Index	3,450.000	09/18/2020	(22)	(220)	(1,575)	(11,556)	9,981
Euro Stoxx 50 Index	3,500.000	09/18/2020	(12)	(120)	(416)	(6,628)	6,212
Euro Stoxx 50 Index	3,525.000	09/18/2020	(21)	(210)	(527)	(4,821)	4,294
Euro Stoxx 50 Index	3,550.000	09/18/2020	(25)	(250)	(447)	(9,048)	8,601
Euro Stoxx 50 Index	3,400.000	10/16/2020	(52)	(520)	(24,326)	(25,516)	1,190
Euro Stoxx 50 Index	3,450.000	10/16/2020	(17)	(170)	(4,909)	(7,642)	2,733
Euro Stoxx 50 Index	3,475.000	10/16/2020	(23)	(230)	(5,050)	(8,697)	3,647
Euro Stoxx 50 Index	3,550.000	10/16/2020	(5)	(50)	(442)	(1,895)	1,453
Euro Stoxx 50 Index	3,450.000	11/20/2020	(3)	(30)	(2,062)	(1,544)	(518)
Euro Stoxx 50 Index	3,500.000	11/20/2020	(8)	(80)	(3,953)	(5,350)	1,397
FTSE 100 Index	6,175.000	09/18/2020	(5)	(50)	(1,738)	(5,308)	3,570
FTSE 100 Index	6,325.000	09/18/2020	(4)	(40)	(348)	(5,056)	4,708
FTSE 100 Index	6,350.000	09/18/2020	(1)	(10)	(67)	(551)	484
FTSE 100 Index	6,400.000	09/18/2020	(5)	(50)	(201)	(3,273)	3,072
FTSE 100 Index	6,475.000	09/18/2020	(1)	(10)	(20)	(1,802)	1,782
FTSE 100 Index	6,500.000	09/18/2020	(8)	(80)	(160)	(8,314)	8,154
FTSE 100 Index	6,175.000	10/16/2020	(4)	(40)	(3,930)	(4,109)	179
FTSE 100 Index	6,225.000	10/16/2020	(11)	(110)	(8,455)	(13,501)	5,046
FTSE 100 Index	6,400.000	10/16/2020	(5)	(50)	(1,403)	(3,901)	2,498
FTSE 100 Index	6,450.000	10/16/2020	(1)	(10)	(207)	(1,074)	867
FTSE 100 Index	6,250.000	11/20/2020	(2)	(20)	(2,847)	(2,910)	63
FTSE 100 Index	6,300.000	11/20/2020	(1)	(10)	(1,197)	(1,270)	73
Nikkei 225 Index	23,250.000	09/11/2020	(2)	(2,000)	(4,626)	(4,359)	(267)
Nikkei 225 Index	23,500.000	09/11/2020	(3)	(3,000)	(4,107)	(9,903)	5,796
Nikkei 225 Index	23,625.000	09/11/2020	(4)	(4,000)	(3,776)	(9,311)	5,535
Nikkei 225 Index	23,750.000	09/11/2020	(3)	(3,000)	(2,039)	(5,217)	3,178
Nikkei 225 Index	23,875.000	09/11/2020	(2)	(2,000)	(1,001)	(3,975)	2,974
Nikkei 225 Index	24,000.000	09/11/2020	(4)	(4,000)	(1,435)	(6,120)	4,685
Nikkei 225 Index	23,375.000	10/09/2020	(5)	(5,000)	(19,355)	(13,661)	(5,694)
Nikkei 225 Index	23,625.000	10/09/2020	(3)	(3,000)	(8,639)	(9,689)	1,050
Nikkei 225 Index	23,875.000	10/09/2020	(4)	(4,000)	(8,120)	(6,665)	(1,455)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Nikkei 225 Index	$24,000.000	10/09/2020	(2)	$(2,000)	$(3,399)	$(2,644)	$(755)
Nikkei 225 Index	24,125.000	10/09/2020	(1)	(1,000)	(1,369)	(2,330)	961
Nikkei 225 Index	24,375.000	11/13/2020	(1)	(1,000)	(3,068)	(2,123)	(945)
Nikkei 225 Index	24,500.000	11/13/2020	(2)	(2,000)	(5,476)	(4,343)	(1,133)
S&P 500 Index	3,400.000	09/02/2020	(17)	(1,700)	(172,465)	(51,304)	(121,161)
S&P 500 Index	3,430.000	09/09/2020	(16)	(1,600)	(134,560)	(49,667)	(84,893)
S&P 500 Index	3,475.000	09/16/2020	(16)	(1,600)	(106,800)	(36,211)	(70,589)
S&P 500 Index	3,525.000	09/23/2020	(16)	(1,600)	(80,480)	(38,379)	(42,101)
S&P 500 Index	3,345.000	09/30/2020	(1)	(100)	(19,000)	(4,610)	(14,390)
S&P 500 Index	3,375.000	09/30/2020	(5)	(500)	(82,600)	(27,560)	(55,040)
S&P 500 Index	3,390.000	09/30/2020	(2)	(200)	(30,620)	(11,250)	(19,370)
S&P 500 Index	3,425.000	09/30/2020	(4)	(400)	(50,360)	(17,646)	(32,714)
S&P 500 Index	3,450.000	09/30/2020	(4)	(400)	(43,080)	(16,171)	(26,909)
S&P 500 Index	3,470.000	09/30/2020	(3)	(300)	(28,170)	(11,684)	(16,486)
S&P 500 Index	3,500.000	09/30/2020	(2)	(200)	(14,990)	(5,640)	(9,350)
S&P 500 Index	3,540.000	09/30/2020	(1)	(100)	(5,320)	(2,630)	(2,690)
S&P 500 Index	3,600.000	09/30/2020	(12)	(1,200)	(35,040)	(34,516)	(524)
S&P 500 Index	3,605.000	09/30/2020	(12)	(1,200)	(33,180)	(31,905)	(1,275)
S&P 500 Index	3,610.000	09/30/2020	(12)	(1,200)	(31,440)	(29,951)	(1,489)
S&P 500 Index	3,615.000	09/30/2020	(12)	(1,200)	(29,760)	(29,094)	(666)
S&P 500 Index	3,620.000	09/30/2020	(12)	(1,200)	(28,140)	(27,160)	(980)
S&P 500 Index	3,500.000	10/30/2020	(1)	(100)	(11,540)	(5,710)	(5,830)
S&P 500 Index	3,525.000	10/30/2020	(2)	(200)	(20,130)	(9,510)	(10,620)
S&P 500 Index	3,550.000	10/30/2020	(3)	(300)	(26,115)	(11,551)	(14,564)
S&P 500 Index	3,595.000	10/30/2020	(4)	(400)	(26,240)	(14,708)	(11,532)

			(459)	$(54,360)	$(1,149,393)	$(697,569)	$(451,824)
Puts
Euro Stoxx 50 Index	2,975.000	09/18/2020	(4)	(40)	(572)	(3,997)	3,425
Euro Stoxx 50 Index	3,050.000	09/18/2020	(16)	(160)	(3,589)	(8,800)	5,211
Euro Stoxx 50 Index	3,075.000	09/18/2020	(19)	(190)	(4,965)	(7,120)	2,155
Euro Stoxx 50 Index	3,100.000	09/18/2020	(9)	(90)	(2,728)	(4,675)	1,947
Euro Stoxx 50 Index	3,125.000	09/18/2020	(12)	(120)	(4,210)	(9,528)	5,318
Euro Stoxx 50 Index	3,200.000	09/18/2020	(25)	(250)	(13,455)	(20,006)	6,551
Euro Stoxx 50 Index	3,225.000	09/18/2020	(24)	(240)	(14,979)	(22,004)	7,025
Euro Stoxx 50 Index	3,025.000	10/16/2020	(11)	(110)	(5,815)	(8,783)	2,968
Euro Stoxx 50 Index	3,075.000	10/16/2020	(17)	(170)	(10,813)	(13,234)	2,421
Euro Stoxx 50 Index	3,125.000	10/16/2020	(23)	(230)	(17,621)	(21,088)	3,467
Euro Stoxx 50 Index	3,200.000	10/16/2020	(46)	(460)	(46,660)	(45,010)	(1,650)
Euro Stoxx 50 Index	3,075.000	11/20/2020	(3)	(30)	(3,301)	(3,610)	309
Euro Stoxx 50 Index	3,150.000	11/20/2020	(8)	(80)	(10,807)	(9,293)	(1,514)
FTSE 100 Index	5,625.000	09/18/2020	(4)	(40)	(1,470)	(5,213)	3,743
FTSE 100 Index	5,650.000	09/18/2020	(4)	(40)	(1,631)	(5,132)	3,501
FTSE 100 Index	5,750.000	09/18/2020	(2)	(20)	(1,216)	(1,720)	504
FTSE 100 Index	5,825.000	09/18/2020	(2)	(20)	(1,658)	(3,236)	1,578
FTSE 100 Index	5,875.000	09/18/2020	(5)	(50)	(5,113)	(6,693)	1,580
FTSE 100 Index	5,900.000	09/18/2020	(5)	(50)	(5,648)	(7,542)	1,894
FTSE 100 Index	5,950.000	09/18/2020	(1)	(10)	(1,383)	(1,180)	(203)
FTSE 100 Index	5,575.000	10/16/2020	(2)	(20)	(1,938)	(3,338)	1,400
FTSE 100 Index	5,650.000	10/16/2020	(4)	(40)	(4,599)	(5,235)	636
FTSE 100 Index	5,700.000	10/16/2020	(5)	(50)	(6,484)	(7,527)	1,043

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index	$5,725.000	10/16/2020	(4)	$(40)	$(5,481)	$(5,353)	$(128)
FTSE 100 Index	5,825.000	10/16/2020	(1)	(10)	(1,731)	(2,206)	475
FTSE 100 Index	5,875.000	10/16/2020	(5)	(50)	(9,758)	(9,454)	(304)
FTSE 100 Index	5,600.000	11/20/2020	(2)	(20)	(3,823)	(3,845)	22
Nikkei 225 Index	21,000.000	09/11/2020	(3)	(3,000)	(567)	(6,901)	6,334
Nikkei 225 Index	21,250.000	09/11/2020	(1)	(1,000)	(217)	(721)	504
Nikkei 225 Index	21,500.000	09/11/2020	(5)	(5,000)	(1,416)	(23,212)	21,796
Nikkei 225 Index	21,625.000	09/11/2020	(1)	(1,000)	(340)	(4,861)	4,521
Nikkei 225 Index	22,000.000	09/11/2020	(3)	(3,000)	(1,614)	(8,821)	7,207
Nikkei 225 Index	22,125.000	09/11/2020	(3)	(3,000)	(1,869)	(11,070)	9,201
Nikkei 225 Index	21,375.000	10/09/2020	(2)	(2,000)	(3,399)	(12,364)	8,965
Nikkei 225 Index	21,625.000	10/09/2020	(5)	(5,000)	(9,914)	(18,782)	8,868
Nikkei 225 Index	21,875.000	10/09/2020	(1)	(1,000)	(2,314)	(6,104)	3,790
Nikkei 225 Index	22,000.000	10/09/2020	(3)	(3,000)	(7,648)	(10,114)	2,466
Nikkei 225 Index	22,250.000	10/09/2020	(2)	(2,000)	(6,137)	(9,436)	3,299
Nikkei 225 Index	22,500.000	10/09/2020	(2)	(2,000)	(7,270)	(10,197)	2,927
Nikkei 225 Index	22,000.000	11/13/2020	(1)	(1,000)	(5,287)	(6,558)	1,271
Nikkei 225 Index	22,250.000	11/13/2020	(2)	(2,000)	(11,802)	(13,973)	2,171
S&P 500 Index	3,225.000	09/02/2020	(17)	(1,700)	(595)	(53,872)	53,277
S&P 500 Index	3,250.000	09/09/2020	(16)	(1,600)	(5,040)	(49,528)	44,488
S&P 500 Index	3,310.000	09/16/2020	(16)	(1,600)	(25,280)	(61,939)	36,659
S&P 500 Index	3,370.000	09/23/2020	(16)	(1,600)	(52,880)	(64,410)	11,530
S&P 500 Index	2,980.000	09/30/2020	(1)	(100)	(1,110)	(10,900)	9,790
S&P 500 Index	3,040.000	09/30/2020	(2)	(200)	(2,660)	(18,195)	15,535
S&P 500 Index	3,085.000	09/30/2020	(5)	(500)	(7,675)	(29,791)	22,116
S&P 500 Index	3,125.000	09/30/2020	(4)	(400)	(6,980)	(29,693)	22,713
S&P 500 Index	3,185.000	09/30/2020	(4)	(400)	(8,560)	(23,436)	14,876
S&P 500 Index	3,220.000	09/30/2020	(3)	(300)	(7,260)	(15,273)	8,013
S&P 500 Index	3,295.000	09/30/2020	(2)	(200)	(6,380)	(10,560)	4,180
S&P 500 Index	3,355.000	09/30/2020	(1)	(100)	(4,045)	(4,590)	545
S&P 500 Index	3,415.000	09/30/2020	(12)	(1,200)	(62,760)	(55,674)	(7,086)
S&P 500 Index	3,420.000	09/30/2020	(12)	(1,200)	(64,200)	(57,169)	(7,031)
S&P 500 Index	3,425.000	09/30/2020	(12)	(1,200)	(65,640)	(58,365)	(7,275)
S&P 500 Index	3,430.000	09/30/2020	(12)	(1,200)	(67,200)	(59,765)	(7,435)
S&P 500 Index	3,435.000	09/30/2020	(12)	(1,200)	(68,760)	(61,341)	(7,419)
S&P 500 Index	3,155.000	10/30/2020	(1)	(100)	(4,685)	(6,570)	1,885
S&P 500 Index	3,185.000	10/30/2020	(2)	(200)	(10,110)	(15,018)	4,908
S&P 500 Index	3,255.000	10/30/2020	(3)	(300)	(18,136)	(23,563)	5,427
S&P 500 Index	3,315.000	10/30/2020	(4)	(400)	(28,340)	(29,675)	1,335

			(454)	$(52,330)	$(769,538)	$(1,127,263)	$357,725

TOTAL			(913)	$(106,690)	$(1,918,931)	$(1,824,832)	$(94,099)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments of unaffiliated issuers, at value (cost $722,263,752)	$912,930,599

Investments of affiliated issuers, at value (cost $602,882,521)	633,251,936

Purchased options, at value (premium paid $3,790,829)	12,934,419

Cash	23,628,218

Foreign currencies, at value (cost $730,837)	678,846

Unrealized gain on forward foreign currency exchange contracts	648,061

Receivables:

Collateral on certain derivative contracts(a)	37,422,400

Investments sold	19,475,388

Fund shares sold	3,970,000

Dividends	295,139

Foreign tax reclaims	171,379

Investments sold on an extended — settlement basis	31,119

Reimbursement from investment adviser	23,008

Securities lending income	6,602

Other assets	12,912

Total assets	1,645,480,026

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	11,364,207

Written option contracts, at value (premium received $1,824,832)	1,918,931

Variation margin on futures	781,127

Payables:

Fund shares redeemed	36,350,000

Investments purchased	1,414,211

Transfer Agency fees	25,669

Accrued expenses	338,076

Total liabilities	52,192,221

Net Assets:

Paid-in capital	1,318,347,175

Total distributable earnings	274,940,630

NET ASSETS	$1,593,287,805

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	120,137,902

Net asset value, offering and redemption price per share:	$13.26

(a)	Includes amount segregated for initial margin and/or collateral on futures contracts, option contracts and forward foreign currency exchange contracts of $3,583,442, $17,818,958 and $16,020,000, respectively.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Operations

For the Fiscal Year Ended August 31, 2020

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $153,825)	$22,528,448

Dividends — affiliated issuers	1,158,912

Interest	12,374

Securities lending income — unaffiliated issuers	40,360

Total investment income	23,740,094

Expenses:

Management fees	3,857,000

Custody, accounting and administrative services	348,046

Transfer Agency fees	257,134

Professional fees	139,116

Registration fees	50,527

Trustee fees	20,923

Printing and mailing costs	17,554

Prime Broker fees	6,175

Shareholder meeting expense	4,815

Other	36,000

Total expenses	4,737,290

Less — expense reductions	(4,071,706)

Net expenses	665,584

NET INVESTMENT INCOME	23,074,510

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	15,908,651

Purchased options	33,877,385

Futures contracts	(3,245,659)

Written options	(6,769,131)

Forward foreign currency exchange contracts	8,292,748

Foreign currency transactions	38,439

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	102,414,580

Investments — affiliated issuers	31,705,311

Purchased options	(3,824,094)

Futures contracts	21,056,398

Written options	(94,099)

Forward foreign currency exchange contracts	(15,491,000)

Foreign currency translation	(43,294)

Net realized and unrealized gain	183,826,235

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$206,900,745

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$23,074,510	$29,018,949

Net realized gain	48,102,433	3,319,800

Net change in unrealized gain	135,723,802	3,788,919

Net increase in net assets resulting from operations	206,900,745	36,127,668

Distributions to shareholders:

From distributable earnings	(47,547,059)	(39,877,290)

From share transactions:

Proceeds from sales of shares	423,801,618	533,870,001

Reinvestment of distributions	47,547,059	39,877,290

Cost of shares redeemed	(188,792,678)	(602,895,935)

Net increase (decrease) in net assets resulting from share transactions	282,555,999	(29,148,644)

TOTAL INCREASE (DECREASE)	441,909,685	(32,898,266)

Net assets:

Beginning of year	1,151,378,120	1,184,276,386

End of year	$1,593,287,805	$1,151,378,120

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Institutional Shares
	Year Ended August 31,			Period November 1, 2016 – August 31, 2017*		Year Ended October 31, 2016	Period Ended October 31, 2015(a)
	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.86	$12.23	$11.33	$9.84		$9.68	$10.00

Net investment income(b)	0.22	0.29	0.25	0.15		0.18	0.05

Net realized and unrealized gain (loss)	1.67	(0.25)	1.00	1.54		0.11	(0.37)

Total from investment operations	1.89	0.04	1.25	1.69		0.29	(0.32)

Distributions to shareholders from net investment income	(0.38)	(0.29)	(0.14)	(0.20)		(0.11)	—

Distributions to shareholders from net realized gains	(0.11)	(0.12)	(0.21)	—		(0.02)	—

Total distributions	(0.49)	(0.41)	(0.35)	(0.20)		(0.13)	—

Net asset value, end of period	$13.26	$11.86	$12.23	$11.33		$9.84	$9.68

Total return(c)	16.13%	0.78%	11.18%	17.43%		3.08%	(3.20)%

Net assets, end of period (in 000s)	$1,593,288	$1,151,378	$1,184,276	$442,071		$144,246	$136,984

Ratio of net expenses to average net assets(d)	0.05%	0.05%	0.07%	0.10	%(e)	0.17%	0.37	%(e)

Ratio of total expenses to average net assets(d)	0.37%	0.37%	0.39%	0.42	%(e)	0.48%	0.68	%(e)

Ratio of net investment income to average net assets	1.79%	2.49%	2.07%	1.71	%(e)	1.90%	1.04	%(e)

Portfolio turnover rate(f)	45%	56%	18%	44%		37%	—	%(g)

*	The Fund changed its fiscal year end from October 31 to August 31.
(a)	Commenced operations April 30, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Portfolio turnover rounds to less than 0.5%.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Managed Beta Fund (the “Fund”) is a diversified fund that currently offers one class of shares — Institutional Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign

32

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

34

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of August 31, 2020:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$934,311	$14,962,602	$—

Australia and Oceania	91,202	3,592,722	—

Europe	3,240,671	35,875,748	—

North America	120,216,958	—	—

Exchange Traded Funds	1,245,013,343	—	—

Investment Company	122,254,978	—	—

Total	$1,491,751,463	$54,431,072	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$648,061	$—

Futures Contracts(b)	19,208,211	—	—

Options Purchased	12,934,419	—	—

Total	$32,142,630	$648,061	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(11,364,207)	$—

Written option contracts	(1,918,931)	—	—

Total	$(1,918,931)	$(11,364,207)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2020

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2020. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$12,934,419		—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	648,061		Payable for unrealized loss on forward foreign currency exchange contracts	(11,364,207)
Equity	Variation margin on future contracts	19,208,211	(a)	Written options, at value	(1,918,931)
Total		$32,790,691			$(13,283,138)

(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain on futures contracts and purchased option contracts/ Net change in unrealized gain on purchased option contracts	$36,514,099	$(3,951,037)	12
Currency	Net realized gain on forward foreign currency exchange contracts/Net change in unrealized (loss) on forward foreign currency exchange contracts	8,292,748	(15,491,000)	27
Equity	Net realized gain (loss) on futures contracts, purchased option contracts and written option contracts/ Net change in unrealized gain (loss) on futures contracts, purchased option contracts and written option contracts	(12,651,504)	21,089,242	1,839
Total		$32,155,343	$1,647,205	1,878

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.30% of the Fund’s average daily net assets.

GSAM has agreed to waive all management fees payable by the Fund, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Government Fund (the “Government Money Market Fund”). This arrangement will remain in place through at least December 27, 2020 and prior to such date GSAM may not terminate this arrangement without the approval of the Trustees. For the fiscal year ended August 31, 2020, GSAM waived $3,857,000 of the Fund’s management fees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rate of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.204%. For the fiscal year ended August 31, 2020, the Fund did not have any other expense reimbursements from GSAM.

The Fund invests in Institutional Shares of the Government Money Market Fund and the shares of the Goldman Sachs ActiveBeta Emerging Markets Equity ETF, which are affiliated Underlying Funds. GSAM has agreed to reduce or limit “Other Expenses” in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. For the fiscal year ended August 31, 2020, GSAM waived $214,721 of the Fund’s management fee.

These Other Expense limitations will remain in place through at least December 27, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

D.  Line of Credit Facility — As of August 31, 2020, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2020, the Fund did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

E.  Other Transactions with Affiliates — The table below shows the transaction in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2020.

Underlying Funds	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Gain/(Loss)	Ending Value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$17,898,431	$—	$—	$1,230,014	$19,128,445	574,773	$463,313
Goldman Sachs Financial Square Government Fund — Institutional Shares	39,944,386	603,392,395	(521,081,803)	—	122,254,978	122,254,978	695,599

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Notes to Financial Statements (continued)

August 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Gain/(Loss)	Ending Value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income
Goldman Sachs MarketBeta International Equity ETF	$—	$234,074,087	$—	$6,442,622	$240,516,709	5,136,524	$—
Goldman Sachs MarketBeta US Equity ETF	—	227,319,129	—	24,032,675	251,351,804	5,162,182	—

Total	$57,842,817	$1,064,785,611	$(521,081,803)	$31,705,311	$633,251,936		$1,158,912

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020, were $706,550,922 and $517,247,977, respectively.

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

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7. SECURITIES LENDING (continued)

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended August 31, 2020, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investments in the Government Money Market Fund for the fiscal year ended August 31, 2020:

Beginning value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2020
$—	$189,969,952	$(189,969,952)	$—

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2020 was as follows:

Distribution paid from:
Ordinary income	$38,921,480
Net long-term capital gains	8,625,579
Total taxable distributions	$47,547,059

The tax character of distributions paid during the period ended August 31, 2019 was as follows:

Distribution paid from:
Ordinary income	$36,079,372
Net long-term capital gains	3,797,918
Total taxable distributions	$39,877,290

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$38,906,301
Undistributed long-term capital gains	29,192,840
Total undistributed earnings	$68,099,141
Timing differences (Late Year Ordinary Loss Deferral/Straddle Loss Deferral)	$(10,890,300)
Unrealized gains — net	217,731,789
Total accumulated earnings net	$274,940,630

As of August 31, 2020, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,349,744,872
Gross unrealized gain	227,708,783
Gross unrealized loss	(9,976,994)
Net unrealized gains (losses)	$217,731,789

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

August 31, 2020

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic

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9. OTHER RISKS (continued)

cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including ETFs, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

August 31, 2020

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	34,576,181	$423,801,618	47,237,176	$533,870,001
Reinvestment of distributions	3,777,434	47,547,059	3,834,358	39,877,290
Shares redeemed	(15,286,879)	(188,792,678)	(50,869,984)	(602,895,935)

NET INCREASE (DECREASE)	23,066,736	$282,555,999	201,550	$(29,148,644)

42

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Global Managed Beta Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Managed Beta Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days out of a 366 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/20*
Institutional
Actual	$1,000.00	$1,141.10		$0.32
Hypothetical 5% return	1,000.00	1,024.83	+	0.31

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Fund’s annualized net expense ratio or each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.06%.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

46

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on the Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark.

47

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

They observed that the Fund’s Institutional Shares had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2020. In addition, the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods ended December 31, 2019. As part of this review, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees considered that the Fund is offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Fund and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees considered the Investment Adviser’s undertaking to waive the management fees payable by the Fund. In this regard, the Trustees noted that, pursuant to the model, clients pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees are waived in order to avoid charging two layers of management fees.

48

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2021.

49

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

50

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

51

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Global Managed Beta Fund — Tax Information (Unaudited)

For the year ended August 31, 2020, 18.94%, of the dividends paid from net investment company taxable income by the Global Managed Beta Fund, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2020, the total amount of income received by the Global Managed Beta Fund from sources within foreign countries and possessions of the United States was $0.1989 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Global Managed Beta Fund was 47.57%. The total amount of taxes paid by the Global Managed Beta Fund to such countries was $0.0184.

For the year ended August 31, 2020, 73.50% of the dividends paid from net investment company taxable income by the Global Managed Beta Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Managed Beta Fund designates $8,625,579, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2020.

During the fiscal year ended August 31, 2020, the Global Managed Beta Fund designates $1,868,999 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

52

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2020 Goldman Sachs. All rights reserved. 218124-OTU-1286079 MGDBETAAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

It is our intention that beginning on January 1, 2021, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Portfolios’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the 12 months ended August 31, 2020 (the “Reporting Period”), the financial markets were influenced by the spread of COVID-19, global economic growth data, central bank monetary policy and geopolitics. Both global equities and fixed income markets generated positive returns, with global equities significantly outperforming fixed income.

Equity Markets

Global equity markets rose in September 2019, when the Reporting Period began, supported by positive developments in the U.S.-China trade dispute. On September 4th, China and the U.S. agreed to hold high-level talks in early October, with both sides seeking a conducive climate for further negotiations. The news pushed up global equities, led by Japanese stocks. European bank stocks rallied on the trade news and improved investor risk sentiment as well as on a monetary policy easing package from the European Central Bank (“ECB”). Meanwhile, U.S. equities advanced, though they underperformed developed markets stocks broadly. The U.S. Federal Reserve (“Fed”) cut short-term interest rates by 25 basis points at its September policy meeting, in line with market expectations. (A basis point is 1/100th of a percentage point.) Emerging markets stocks were also up during September, though Chinese equities had a volatile month amid weaker domestic macroeconomic data.

In the fourth quarter of 2019, global equities broadly rallied, with emerging markets stocks leading the pack, supported by somewhat diminished geopolitical uncertainty and signs of stabilization in global economic growth. Investors welcomed the successful accomplishment of a “Phase One” deal in U.S.-China trade negotiations. This milestone, accompanied by the Fed’s continued accommodative stance, helped propel the U.S. stock market to all-time record highs by calendar year end. Fed policymakers had cut short-term interest rates by another 25 basis points in October and signaled they were likely to remain on hold through 2020 unless macroeconomic data deteriorated further.

The new calendar year began on a favorable note, with a stretch of positive returns that lasted into the second half of February 2020. At that point, however, the spread of COVID-19 made it clear the impact of the pandemic would be widespread. As containment efforts led to a gradual shutdown of the global economy, investors began to factor severe weakness in both economic growth and corporate earnings. Global equities sold off dramatically to post their worst quarterly performance since the fourth quarter of 2008. Conditions improved near the end of the quarter, as rapid and unprecedented monetary and fiscal stimulus from global central banks and governments calmed the financial markets. Most developed market central banks, including the Fed, cut interest rates to their lower ranges, with a significant number commencing asset purchase programs. Nevertheless, persistent investor uncertainty about the impact of COVID-19 kept market volatility high.

In the second quarter of 2020, global equities appreciated strongly, as some governments relaxed lockdown restrictions, gradually re-opened parts of their economies, and announced social distancing norms and increased testing. However, the rally faced headwinds from weak macroeconomic data, fear of a second wave of COVID-19 and a bleak U.S. economic outlook from the Fed. In the U.S., equities rallied despite a surge in COVID-19 cases in regional pockets of the country, which caused local governments to pause reopening plans and revisit previous lockdown measures. The Fed was somewhat more dovish than the market expected at

1

MARKET REVIEW

its June meeting. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the European Union announced a €750 billion recovery fund, taking a step closer towards the fiscal integration of the Eurozone. China and Japan also delivered meaningful fiscal action.

Global equity markets continued to push higher in July 2020, buoyed by investor optimism surrounding COVID-19 vaccine testing and ongoing policy support from governments and central banks. In the U.S., equities were bolstered by the release of positive test data from multiple COVID-19 vaccine candidates, despite headwinds caused by rising cases in various hotspots around the country. U.S. stocks also benefited from the proposal of a $1 trillion COVID-19 relief bill in the U.S. Congress and a strong corporate earnings season that showed sequential improvement in demand and operational trends. European and Japanese equities, however, retreated amid fears of rising COVID-19 cases. Emerging markets equities, led by Chinese stocks, outperformed developed markets equities, as many emerging markets economies continued to benefit from earlier government stimulus packages.

August was another strong month for global equities, with positive investor sentiment supported by historically high levels of monetary and fiscal stimulus, rebounding economic activity and progress toward a vaccine. That said, the optimism was counterbalanced by concerns surrounding escalating U.S-China trade tensions, the re-imposition of travel restrictions within Europe and a stalemate between Democrats and Republicans on a new COVID-19 relief package. Japan was the best-performing developed markets equity market during August. U.S. equities gained on news of a drop in COVID-19 hospitalizations and infections in many hotspots around the country. European equities posted somewhat smaller, but still positive returns. In the emerging markets, stocks generated modest gains, with performance mixed across countries. China remained the top-performing emerging markets equity market in August, as economic conditions there continued to normalize.

Fixed Income Markets

The performance of spread, or non-government bond, sectors was rather flat as global central bank monetary easing gained momentum in September 2019, when the Reporting Period began. The Fed lowered short-term interest rates and announced it would stop trimming its balance sheet. Meanwhile, the ECB delivered a package that included a rate cut, resumption of asset purchases, stronger forward guidance and a tiering mechanism for bank deposits subject to negative interest rates. Elsewhere, the Bank of England and Sweden’s Riksbank kept their respective monetary policies unchanged, while Norway’s Norges Bank — a notable hawkish exception from G10 central banks — delivered a 25 basis point rate hike. (Hawkish tends to suggest higher interest rates; opposite of dovish. Also known as the Group of 10, the G10 are actually a group of 11 industrialized nations that include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the U.K. and the U.S.) Also in September 2019, emerging markets monetary policy was broadly dovish, most notably in Turkey where its central bank lowered interest rates.

During the fourth quarter of 2019, spread sectors posted gains. Accommodative central bank policy, improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K., and the announcement of an agreement in principle for a “Phase One” trade deal between the U.S. and China bolstered spread sector performance. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016. Near the end of October 2019, the Fed cut short-term interest rates and replaced a comment in its statement to “act as appropriate” with a more neutral comment that indicated its policy path would be dependent on the evolution of data and trade developments. In Europe, the first public address by new ECB president Christine Lagarde pointed to policy continuity, as it called for “a new European policy mix” that includes fiscal policy, which she believes could enable monetary policy to achieve its goal “faster and with fewer side effects.”

In the first quarter of 2020, spread sectors, with the exception of mortgage-backed securities, recorded negative returns. January began with improving macroeconomic data but also with heightened geopolitical uncertainty due to U.S.-Iran tensions. In the second half of the month, investor sentiment was challenged by concerns that Chinese and global economic growth could slow due to the outbreak in China of COVID-19. Although risk-off investor sentiment, or reduced risk appetite, eased in early February, it resurfaced later in the month on news of an uptick in COVID-19 cases outside of China. Investor sentiment quickly worsened in March, as governments around the world initiated shutdowns and quarantines to stem what had by then become a pandemic. Global central banks indicated their willingness to use monetary policy to address market volatility and economic conditions. In early March, the Fed cut the target federal funds rate by 50 basis points to a range of between 1.00% and 1.25%, citing “evolving”

2

MARKET REVIEW

risks to U.S. economic activity from COVID-19. Then, on March 15th, the Fed slashed the target federal funds rate to near zero. Other G10 banks, except for Sweden’s Riksbank, reduced their policy rates or held them at all-time lows. Quantitative easing measures were resumed in the U.S., the U.K. and Sweden, expanded in Europe and Japan, and commenced in Australia, Canada and New Zealand. New policy measures were also launched, with the goal of easing stresses in corporate bond markets. Meanwhile, many governments began to make use of fiscal policy to stem supply-side shocks. Several announced large fiscal measures, which included direct support for health care efforts. Many of the measures also sought to provide income support to individuals, assistance to households, small businesses and larger companies, and loan guarantees. Finally, a sharp drop in crude oil prices during March 2020 added to market volatility. Early in the month, a dispute between Russia and the Organization of the Petroleum Exporting Countries, also known as OPEC, led Saudi Arabia to lower the price at which it sold crude oil.

During the second quarter of 2020, spread sectors produced positive returns, supported by improving economic data and accommodative monetary and fiscal policy. When the quarter began in April, the broad fixed income market experienced bouts of volatility based on economic developments, including data that showed sharp declines in global economic activity, and COVID-19-related headlines. In May, ongoing central bank liquidity, better economic data and market optimism around the reopening of economies sparked a significant rally in risk assets, including corporate credit. Investors appeared to be looking beyond risks, such as deteriorating U.S.-China relations and civil unrest and nationwide protests in the U.S. At the start of June, renewed COVID-19 case growth in the U.S. and in various other developed economies increased risk-off sentiment. However, survey and economic activity data rebounded from April’s record low levels, boosting the performance of risk assets overall. Central banks continued to demonstrate their willingness to expand policy parameters to support labor markets and to use quantitative easing to facilitate fiscal expansion as well as to underpin more segments of the financial markets. In June, the ECB expanded and extended its quantitative easing program, while the Fed removed a requirement for issuers to “opt-in” to its secondary market corporate credit facility.

In July 2020, spread sectors continued to benefit from accommodative monetary policies as well as from the European Union’s adoption of a €750 billion European Union Recovery Fund, stronger than consensus expected second quarter corporate earnings and progress on COVID-19 vaccine development. However, they also continued to experience episodes of risk-off sentiment, driven by headlines about rising COVID-19 cases, increasing U.S.-China tensions, and limited progress in the U.S. Congress on a fourth fiscal stimulus package. As a result, the 10-year U.S. Treasury yield fell to an all-time low during July; gold prices rose to new highs; and the U.S. dollar experienced its worst monthly decline in a decade. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of COVID-19. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets. In the Eurozone, the European Union Recovery Fund reduced political tail risks. (Tail risk is the chance of a loss occurring due to a rare event, as predicted by a probability distribution.)

Spread sectors continued to produce gains in August 2020, bolstered by improving economic data, accommodative monetary policy developments and COVID-19 vaccine progress. During the annual Jackson Hole symposium at the end of the month, Fed Chair Jerome Powell unveiled the conclusions of the Federal Open Market Committee’s monetary policy framework review. The main outcome was the adoption of flexible average inflation targeting. In other words, the Fed said it would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time.

Looking Ahead

After reaching a low in April 2020, global economic activity recovered substantially during May and June before moderating in July and August. At the end of the Reporting Period, we believed the speed of the economic recovery going forward may well differ across developed markets countries, depending on the evolution of the COVID-19 pandemic, available room for accommodative policies and structural factors. Among developed markets economies, we expected the U.S. to lead the recovery. At the same time, we anticipated that Eurozone and Japanese economic growth was likely to remain rather modest. Within the Eurozone, we thought Germany’s economy would outpace those of Italy, Spain and France.

Regarding emerging market economies, the COVID-19 pandemic caused a historic shock. Ultimately, we felt at the end of the Reporting Period that the progression of COVID-19 was likely to determine the extent of the economic damage and the subsequent

3

MARKET REVIEW

recovery. China, which experienced the peak of its COVID-19 infection during the first quarter of 2020, managed to control the spread relatively quickly and saw a strong economic rebound in the second calendar quarter. In contrast, other countries, such as India, were still seeing rapid increases in cases and were likely to rebound relatively slowly, in our opinion. We believed the economies reliant on exports and international tourists, such as Thailand and Malaysia, were disproportionately at risk if the external demand environment and tourism remained subdued. Meanwhile, we thought there was little likelihood of a rapid government-spending-driven recovery in many countries, including India, Brazil and South Africa. History also suggests that a negative shock is often followed by a decline in the economic growth of highly indebted countries.

Overall, inflation pressures remained muted at the end of the Reporting Period, enabling central banks to react strongly to the economic and financial challenges created by COVID-19. We expected monetary and fiscal policies to stay accommodative at least in the near term.

4

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 6.71%, 7.17%, 7.28% and 7.20%, respectively. These returns compare to the 15.12% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%) — returned 16.48% and 6.46%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings detracted from its performance versus the EDGE Composite Index. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investments views of Goldman Sachs ISG.) Our tactical asset allocation decisions (“tactical tilts”) and the overall performance of the Underlying Funds also detracted from the Portfolio’s relative returns.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs ISG’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic weightings and our tactical tilts, the Portfolio invests in 10 Underlying Funds. Nine of these Underlying Funds may be used to implement strategic weightings (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in eight of the nine Underlying Strategic Funds, five of which underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The other Underlying Strategic Funds that underperformed their respective benchmark indices were the Goldman Sachs MLP Energy Infrastructure Fund, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Small Cap Equity Insights Fund.

The Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund outperformed their respective benchmark indices during the Reporting Period.

5

PORTFOLIO RESULTS

The Portfolio’s Underlying Tactical Fund outperformed its cash benchmark index[1] by 198 basis points[2] during the Reporting Period. (A basis point is 1/100th of a percentage point.)

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

During the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund detracted from their performance, as the U.S. and international equity markets generated gains.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed S&P 500® Index futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks, which had a negative impact on performance. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These currency hedging positions detracted from the Portfolio’s performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

[1]	ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. It is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[2]	Performance quoted is for Institutional Shares.

6

PORTFOLIO BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2020

OVERALL UNDERLYING FUND WEIGHTINGS[1,2]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents affiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Dividend Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.71%	6.39%	8.00%	—
Including sales charges	0.85%	5.19%	7.39%	—

Institutional	7.17%	6.79%	8.43%	—

Class R6 (Commenced December 29, 2017)	7.28%	N/A	N/A	3.35%

Class P (Commenced April 17, 2018)	7.20%	N/A	N/A	3.54%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 12.24%, 12.60%, 12.58% and 12.59%, respectively. These returns compare to the 15.12% average annual total return of the Portfolio’s blended benchmark, the Goldman Sachs Tax-Advantaged Global Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%) — returned 16.48% and 6.46%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s strategic weightings detracted from its performance versus the TAG Composite Index. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investments views of Goldman Sachs ISG.) Our tactical asset allocation decisions (“tactical tilts”) also detracted from the Portfolio’s relative returns. The overall performance of the Underlying Funds contributed positively to the Fund’s relative performance during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we implement tactical tilts, based on Goldman Sachs ISG’s views about near-term expected market returns, in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic weightings and our tactical tilts, the Portfolio invests in nine Underlying Funds. Eight of these Underlying Funds may be used to implement strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement tactical tilts.

During the Reporting Period, the Portfolio was invested in seven of the eight Underlying Strategic Funds, four of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

The Goldman Sachs International Tax-Managed Equity Fund, one of the two Underlying Strategic Funds in which the Portfolio held its largest weightings, outperformed its benchmark index. In addition, the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund outperformed their respective benchmark indices during the Reporting Period.

The Goldman Sachs U.S. Tax-Managed Equity Fund — the other Underlying Strategic Fund in which the Portfolio held its largest weightings — underperformed its benchmark index. The Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs International Small Cap Insights

9

PORTFOLIO RESULTS

Fund also underperformed their respective benchmark indices.

The Portfolio’s Underlying Tactical Fund outperformed its cash benchmark index[1] by 198 basis points[2] during the Reporting Period. (A basis point is 1/100th of a percentage point.)

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed S&P 500® Index futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks, which had a positive impact on performance. The Portfolio also utilized forward foreign currency exchange contracts to take positions in the British pound, euro, Australian dollar, Swiss franc and Japanese yen. These currency hedging positions detracted from the Portfolio’s performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	No significant changes were made within the Portfolio during the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

[1]	ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. It is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[2]	Performance quoted is for Institutional Shares.

10

PORTFOLIO BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2020

OVERALL UNDERLYING FUND WEIGHTINGS[1,2]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents affiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on September 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Goldman Sachs Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tax-Advantaged Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2010 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	12.24%	7.78%	9.98%	—
Including sales charges	6.08%	6.57%	9.36%	—

Institutional	12.60%	8.19%	10.41%	—

Class R6 (Commenced December 29, 2017)	12.58%	N/A	N/A	4.83%

Class P (Commenced April 17, 2018)	12.59%	N/A	N/A	4.77%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definition

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%).

The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%).

The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage backed and asset-backed securities.

The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 26 emerging markets.

With 8,768 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2020, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US The 26 emerging markets include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates

It is not possible to invest directly in an unmanaged index.

13

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2020

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 99.5%
Equity – 99.5%
14,963,121	Goldman Sachs US Equity Dividend and Premium Fund	$209,334,068
15,532,031	Goldman Sachs International Equity Dividend and Premium Fund	100,181,603
4,309,614	Goldman Sachs Tactical Tilt Overlay Fund	42,708,276
1,472,848	Goldman Sachs Small Cap Equity Insights Fund	36,379,358
2,527,005	Goldman Sachs Emerging Markets Equity Insights Fund	25,446,938
1,461,314	Goldman Sachs International Small Cap Insights Fund	16,732,048
1,118,483	Goldman Sachs Global Real Estate Securities Fund	10,759,811
891,481	Goldman Sachs Global Infrastructure Fund	10,278,772
613,499	Goldman Sachs MLP Energy Infrastructure Fund	10,116,597

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $357,549,653)		$461,937,471

Shares	Dividend Rate	Value

Investment Company(a) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
514,765	0.027%	$514,765
(Cost $514,765)

TOTAL INVESTMENTS – 99.6% (Cost $358,064,418)		$462,452,236

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,714,102

NET ASSETS – 100.0%		$464,166,338

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	380,000	USD	262,273	09/16/2020	$18,011
	CHF	240,000	USD	254,111	09/16/2020	11,501
	GBP	210,000	USD	260,284	09/16/2020	20,459
	JPY	78,000,000	USD	723,459	09/16/2020	13,109

TOTAL						$63,080

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	4,009,496	AUD	5,789,962	09/16/2020	$(261,111)
	USD	5,965,699	CHF	5,720,844	09/16/2020	(365,644)
	USD	17,941,159	EUR	15,944,225	09/16/2020	(1,091,699)
	USD	8,393,979	GBP	6,669,415	09/16/2020	(522,203)
	USD	14,784,923	JPY	1,604,272,100	09/16/2020	(364,502)

TOTAL						$(2,605,159)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	29	09/18/2020	$5,073,405	$688,841

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2020

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 100.0%
Equity – 100.0%
52,014,420	Goldman Sachs US Tax-Managed Equity Fund	$1,475,649,105
58,367,485	Goldman Sachs International Tax-Managed Equity Fund	593,013,649
25,118,106	Goldman Sachs Tactical Tilt Overlay Fund	248,920,435
14,712,902	Goldman Sachs Emerging Markets Equity Insights Fund	148,158,919
8,499,669	Goldman Sachs International Small Cap Insights Fund	97,321,206
6,516,012	Goldman Sachs Global Real Estate Securities Fund	62,684,039
5,198,669	Goldman Sachs Global Infrastructure Fund	59,940,656
3,571,049	Goldman Sachs MLP Energy Infrastructure Fund	58,886,596

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $1,781,190,018)		$2,744,574,605

Shares	Dividend Rate	Value

Investment Company(a) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,042,158	0.027%	$4,042,158
(Cost $4,042,158)

TOTAL INVESTMENTS – 100.1% (Cost $1,785,232,176)		$2,748,616,763

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(3,431,767)

NET ASSETS – 100.0%		$2,745,184,996

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	21,443,869	AUD	30,974,774	09/16/2020	$(1,402,760)
	USD	32,694,470	CHF	31,332,984	09/16/2020	(1,982,209)
	USD	102,628,775	EUR	91,203,958	09/16/2020	(6,242,739)
	USD	46,435,739	GBP	36,921,169	09/16/2020	(2,923,290)
	USD	80,551,262	JPY	8,739,154,282	09/16/2020	(1,974,118)

TOTAL						$(14,525,116)

FUTURES CONTRACTS — At August 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	166	09/18/2020	$29,040,870	$3,943,023

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2020

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in affiliated Underlying Funds, at value (cost $358,064,418 and $1,785,232,176)	$462,452,236	$2,748,616,763
Cash	1,523,114	9,330,398
Foreign currencies, at value (cost $0 and $120,750)	—	129,636
Receivables:
Collateral on certain derivative contracts(a)	2,902,800	16,541,200
Reimbursement from investment adviser	36,515	37,438
Investments sold	29,361	—
Portfolio shares sold	4,967	1,176,073
Dividends	63	607
Foreign tax reclaims	—	7,628
Unrealized gain on forward foreign currency exchange contracts	63,080	—
Other assets	36,527	45,877
Total assets	467,048,663	2,775,885,620

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	2,605,159	14,525,116
Variation margin on futures	7,972	45,647
Payables:
Portfolio shares redeemed	97,357	15,477,919
Management fees	31,251	184,137
Distribution and Service fees and Transfer Agency fees	13,659	69,485
Investments purchased	—	215,512
Accrued expenses	126,927	182,808
Total liabilities	2,882,325	30,700,624

Net Assets:
Paid-in capital	389,811,115	1,892,173,532
Total distributable earnings (loss)	74,355,223	853,011,464
NET ASSETS	$464,166,338	$2,745,184,996
Net Assets:
Class A	$5,500,641	$469,888
Institutional	19,694,535	33,799,587
Class R6	10,921	11,348
Class P	438,960,241	2,710,904,173
Total Net Assets	$464,166,338	$2,745,184,996
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	467,546	27,389
Institutional	1,655,134	1,953,725
Class R6	919	665
Class P	36,982,329	158,769,148
Net asset value, offering and redemption price per share:(b)
Class A	$11.76	$17.16
Institutional	11.90	17.30
Class R6	11.88	17.07	(c)
Class P	11.87	17.07

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures
Enhanced Dividend Global Equity	$2,510,000	$392,800

Tax-Advantaged Global Equity	14,340,000	2,201,200

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $12.44 and $18.16, respectively.

(c)	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2020

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:

Dividends from affiliated Underlying Funds	$10,943,412	$38,941,858

Expenses:

Management fees	803,221	4,093,720

Transfer Agency fees(a)	172,120	823,179

Professional fees	103,499	103,499

Custody, accounting and administrative services	95,725	308,914

Registration fees	71,791	91,976

Printing and mailing costs	33,235	53,584

Trustee fees	19,844	23,255

Distribution and Service fees — Class A Shares	16,697	1,090

Shareholder Meeting Expense	7,497	10,779

Other	27,778	74,524

Total expenses	1,351,407	5,584,520

Less — expense reductions	(659,544)	(2,207,743)

Net expenses	691,863	3,376,777

NET INVESTMENT INCOME	10,251,549	35,565,081

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments in affiliated Underlying Funds	(14,885,924)	(41,423,884)

Investments — unaffiliated issuers	—	518,052

Futures contracts	244,331	1,071,765

Forward foreign currency exchange contracts	2,475,528	11,284,944

Foreign currency transactions	—	(349)

Capital gain distributions from affiliated Underlying Funds	13,333,256	1,699,609

Net change in unrealized gain (loss) on:

Investments in affiliated Underlying Funds	9,100,528	295,618,328

Futures contracts	623,264	3,652,397

Forward foreign currency exchange contracts	(3,858,126)	(20,595,669)

Foreign currency translation	—	1,163

Net realized and unrealized gain	7,032,857	251,826,356

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,284,406	$287,391,437

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional	Class R6	Class P
Enhanced Dividend Global Equity	$11,260	$8,872	$4	$151,984
Tax-Advantaged Global Equity	734	15,304	4	807,137

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$10,251,549	$12,512,086	$35,565,081	$33,182,643

Net realized gain (loss)	1,167,191	17,759,228	(26,849,863)	757,486

Net change in unrealized gain (loss)	5,865,666	(42,228,659)	278,676,219	(165,922,972)

Net increase (decrease) in net assets resulting from operations	17,284,406	(11,957,345)	287,391,437	(131,982,843)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(311,665)	(511,526)	(4,637)	(8,664)

Institutional Shares	(1,087,162)	(1,592,746)	(648,419)	(376,203)

Class R6 Shares	(476)	(537)	(158)	(191)

Class P Shares	(25,246,149)	(32,045,647)	(42,914,283)	(51,683,171)

Return of capital

Class A Shares	(8,162)	—	—	—

Institutional Shares	(26,731)	—	—	—

Class R6 Shares	(12)	—	—	—

Class P Shares	(613,732)	—	—	—
Total distributions to shareholders	(27,294,089)	(34,150,456)	(43,567,497)	(52,068,229)

From share transactions:

Proceeds from sales of shares	26,713,852	66,308,825	307,373,807	408,860,511

Reinvestment of distributions	26,879,858	33,638,454	43,449,706	52,065,951

Cost of shares redeemed	(187,103,975)	(126,805,393)	(636,876,111)	(350,118,999)

Net increase (decrease) in net assets resulting from share transactions	(133,510,265)	(26,858,114)	(286,052,598)	110,807,463

TOTAL DECREASE	(143,519,948)	(72,965,915)	(42,228,658)	(73,243,609)

Net Assets:

Beginning of year	607,686,286	680,652,201	2,787,413,654	2,860,657,263

End of year	$464,166,338	$607,686,286	$2,745,184,996	$2,787,413,654

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Goldman Sachs Enhanced Dividend Global Equity Portfolio
		Class A Shares
		Year Ended August 31,
		2020	2019	2018	2017	2016
	Per Share Data

	Net asset value, beginning of year	$11.50	$12.34	$11.70	$10.68	$10.69

	Net investment income(a)(b)	0.17	0.19	0.15	0.17	0.11

	Net realized and unrealized gain (loss)	0.59	(0.44)	0.88	1.12	0.52

	Total from investment operations	0.76	(0.25)	1.03	1.29	0.63

	Distributions to shareholders from net investment income	(0.22)	(0.27)	(0.25)	(0.20)	(0.31)

	Distributions to shareholders from net realized gains	(0.27)	(0.32)	(0.14)	(0.07)	(0.33)

Distributions to shareholders from return of capital		(0.01)	—	—	—	—

	Total distributions	(0.50)	(0.59)	(0.39)	(0.27)	(0.64)

	Net asset value, end of year	$11.76	$11.50	$12.34	$11.70	$10.68

	Total return(c)	6.71%	(1.78)%	8.94%	12.25%	6.32%

	Net assets, end of year (in 000s)	$5,501	$8,661	$10,418	$9,289	$4,993

	Ratio of net expenses to average net assets(d)	0.51%	0.52%	0.52%	0.53%	0.53%

	Ratio of total expenses to average net assets(d)	0.64%	0.65%	0.62%	0.63%	0.64%

	Ratio of net investment income to average net assets(b)	1.54%	1.62%	1.21%	1.54%	1.09%

	Portfolio turnover rate(e)	13%	15%	20%	8%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

		Goldman Sachs Enhanced Dividend Global Equity Portfolio
		Institutional Shares
		Year Ended August 31,
		2020	2019	2018	2017	2016
	Per Share Data

	Net asset value, beginning of year	$11.63	$12.48	$11.80	$10.76	$10.76

	Net investment income(a)(b)	0.22	0.23	0.17	0.22	0.16

	Net realized and unrealized gain (loss)	0.59	(0.44)	0.93	1.12	0.51

	Total from investment operations	0.81	(0.21)	1.10	1.34	0.67

	Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.28)	(0.23)	(0.34)

	Distributions to shareholders from net realized gains	(0.27)	(0.32)	(0.14)	(0.07)	(0.33)

Distributions to shareholders from return of capital		(0.01)	—	—	—	—

	Total distributions	(0.54)	(0.64)	(0.42)	(0.30)	(0.67)

	Net asset value, end of year	$11.90	$11.63	$12.48	$11.80	$10.76

	Total return(c)	7.17%	(1.46)%	9.45%	12.66%	6.67%

	Net assets, end of year (in 000s)	$19,695	$25,244	$33,490	$637,000	$507,845

	Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.13%

	Ratio of total expenses to average net assets(d)	0.26%	0.26%	0.23%	0.24%	0.24%

	Ratio of net investment income to average net assets(b)	1.90%	2.00%	1.43%	1.93%	1.58%

	Portfolio turnover rate(e)	13%	15%	20%	8%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,		December 29, 2017* to August 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$11.60	$12.46	$12.17

Net investment income(a)(b)	0.21	0.23	0.10

Net realized and unrealized gain (loss)	0.61	(0.45)	0.31

Total from investment operations	0.82	(0.22)	0.41

Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.12)

Distributions to shareholders from net realized gains	(0.27)	(0.32)	—

Distributions to shareholders from return of capital	(0.01)	—	—

Total distributions	(0.54)	(0.64)	(0.12)

Net asset value, end of period	$11.88	$11.60	$12.46

Total return(c)	7.28%	(1.54)%	3.39%

Net assets, end of period (in 000s)	$11	$10	$10

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.22%	0.23%	0.18	%(e)

Ratio of net investment income to average net assets(b)	1.87%	2.01%	1.27	%(e)

Portfolio turnover rate(f)	13%	15%	20%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class P Shares
	Year Ended August 31,		April 17, 2018* to August 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$11.60	$12.45	$12.18

Net investment income(a)(b)	0.22	0.23	0.11

Net realized and unrealized gain (loss)	0.59	(0.44)	0.23

Total from investment operations	0.81	(0.21)	0.34

Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.07)

Distributions to shareholders from net realized gains	(0.27)	(0.32)	—

Distributions to shareholders from return of capital	(0.01)	—	—

Total distributions	(0.54)	(0.64)	(0.07)

Net asset value, end of period	$11.87	$11.60	$12.45

Total return(c)	7.20%	(1.45)%	2.80%

Net assets, end of period (in 000s)	$438,960	$573,771	$636,733

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.13	%(e)

Ratio of total expenses to average net assets(d)	0.25%	0.25%	0.25	%(e)

Ratio of net investment income to average net assets(b)	1.92%	2.02%	2.48	%(e)

Portfolio turnover rate(f)	13%	15%	20%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$15.44	$16.51	$14.78	$12.91	$12.58

Net investment income(a)(b)	0.13	0.13	0.12	0.11	0.08

Net realized and unrealized gain (loss)	1.76	(0.97)	1.77	1.85	0.52

Total from investment operations	1.89	(0.84)	1.89	1.96	0.60

Distributions to shareholders from net investment income	(0.13)	(0.13)	(0.16)	(0.09)	(0.18)

Distributions to shareholders from net realized gains	(0.04)	(0.10)	—	—	(0.09)

Total distributions	(0.17)	(0.23)	(0.16)	(0.09)	(0.27)

Net asset value, end of year	$17.16	$15.44	$16.51	$14.78	$12.91

Total return(c)	12.24%	(4.96)%	12.81%	15.23%	4.88%

Net assets, end of year (in 000s)	$470	$447	$658	$615	$591

Ratio of net expenses to average net assets(d)	0.51%	0.52%	0.52%	0.53%	0.53%

Ratio of total expenses to average net assets(d)	0.59%	0.61%	0.60%	0.61%	0.61%

Ratio of net investment income to average net assets(b)	0.86%	0.81%	0.77%	0.80%	0.64%

Portfolio turnover rate(e)	12%	14%	17%	8%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of year	$15.58	$16.46	$14.72	$12.86	$12.53

Net investment income(a)(b)	0.22	0.20	0.17	0.17	0.11

Net realized and unrealized gain (loss)	1.74	(0.96)	1.78	1.84	0.53

Total from investment operations	1.96	(0.76)	1.95	2.01	0.64

Distributions to shareholders from net investment income	(0.20)	(0.02)	(0.21)	(0.15)	(0.22)

Distributions to shareholders from net realized gains	(0.04)	(0.10)	—	—	(0.09)

Total distributions	(0.24)	(0.12)	(0.21)	(0.15)	(0.31)

Net asset value, end of year	$17.30	$15.58	$16.46	$14.72	$12.86

Total return(c)	12.60%	(4.61)%	13.32%	15.74%	5.22%

Net assets, end of year (in 000s)	$33,800	$43,565	$62,718	$2,207,827	$1,816,911

Ratio of net expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.13%

Ratio of total expenses to average net assets(d)	0.21%	0.22%	0.21%	0.21%	0.21%

Ratio of net investment income to average net assets(b)	1.41%	1.28%	1.06%	1.26%	0.92%

Portfolio turnover rate(e)	12%	14%	17%	8%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,		December 29, 2017* to August 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$15.38	$16.46	$15.59

Net investment income (loss)(a)(b)	0.20	0.19	(0.01)

Net realized and unrealized gain (loss)	1.73	(0.97)	0.88

Total from investment operations	1.93	(0.78)	0.87

Distributions to shareholders from net investment income	(0.20)	(0.20)	—

Distributions to shareholders from net realized gains	(0.04)	(0.10)	—

Total distributions	(0.24)	(0.30)	—

Net asset value, end of period	$17.07	$15.38	$16.46

Total return(c)	12.58%	(4.57)%	5.58%

Net assets, end of period (in 000s)	$11	$10	$11

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.18%	0.19%	0.18	%(e)

Ratio of net investment income (loss) to average net assets(b)	1.25%	1.22%	(0.05	)%(e)

Portfolio turnover rate(f)	12%	14%	17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class P Shares
	Year Ended August 31,		April 17, 2018* to August 31, 2018
	2020	2019
Per Share Data

Net asset value, beginning of period	$15.38	$16.47	$15.84

Net investment income(a)(b)	0.20	0.19	0.01

Net realized and unrealized gain (loss)	1.74	(0.98)	0.62

Total from investment operations	1.94	(0.79)	0.63

Distributions to shareholders from net investment income	(0.21)	(0.20)	—

Distributions to shareholders from net realized gains	(0.04)	(0.10)	—

Total distributions	(0.25)	(0.30)	—

Net asset value, end of period	$17.07	$15.38	$16.47

Total return(c)	12.59%	(4.60)%	3.98%

Net assets, end of period (in 000s)	$2,710,904	$2,743,392	$2,797,271

Ratio of net expenses to average net assets(d)	0.12%	0.12%	0.12	%(e)

Ratio of total expenses to average net assets(d)	0.20%	0.21%	0.20	%(e)

Ratio of net investment income to average net assets(b)	1.30%	1.21%	0.15	%(e)

Portfolio turnover rate(f)	12%	14%	17%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A, Institutional, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as the investment adviser. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

28

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to

29

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolios invest primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

30

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2020:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$461,937,471	$—	$—

Investment Company	514,765	—	—

Total	$462,452,236	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$63,080	$—

Futures Contracts	688,841	—	—

Total	$688,841	$63,080	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(2,605,159)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

31

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$2,744,574,605	$—	$—

Investment Company	4,042,158	—	—

Total	$2,748,616,763	$—	$—

Derivative Type

Assets(a)

Futures Contracts	$3,943,023	$—	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(14,525,116)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2020. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$63,080		Payable for unrealized loss on forward foreign currency exchange contracts	$(2,605,159)
Equity	Variation margin on futures contracts	688,841	(a)	—	—
Total		$751,921			$(2,605,159)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	—	$—		Payable for unrealized loss on forward foreign currency exchange contracts	$(14,525,116)
Equity	Variation margin on futures contracts	3,943,023	(a)	—	—
Total		$3,943,023			$(14,525,116)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2020 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$2,475,528	$(3,858,126)	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	244,331	623,264	36
Total		$2,719,859	$(3,234,862)	45

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$11,284,944	$(20,595,669)	10
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,071,765	3,652,397	184
Total		$12,356,709	$(16,943,272)	194

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve an effective net rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 27, 2020, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Class A Shares of each applicable Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

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Notes to Financial Statements (continued)

August 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2020, Goldman Sachs retained front-end sales charges of $179 for the Enhanced Dividend Global Equity Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2020, the annual rate was 0.17% of the average daily net assets of Class A Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 27, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$374,837	$273,463	$11,244	$659,544
Tax-Advantaged Global Equity	1,910,406	248,419	48,918	2,207,743

F.  Line of Credit Facility — As of August 31, 2020, the Portfolios participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2020, the Portfolios did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2020:

Enhanced Dividend Global Equity
Underlying Funds	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income from Affiliated Investment Companies		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$29,926,160	$4,600,480	$(11,424,175)	$—	$(126,997)	$2,471,470	$25,446,938	2,527,005	$671,746		$—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	6,831,783	142,820,176	(149,137,194)	—	—	—	514,765	514,765	46,946		—
Goldman Sachs Global Infrastructure Fund	14,736,184	1,400,654	(5,059,299)	(12,394)	(28,935)	(757,438)	10,278,772	891,481	193,174		—
Goldman Sachs Global Real Estate Securities Fund	14,581,773	3,218,395	(4,359,299)	—	(697,696)	(1,983,362)	10,759,811	1,118,483	702,059		361,250
Goldman Sachs International Equity Dividend and Premium Fund	129,311,289	14,146,429	(37,712,010)	—	(6,244,314)	680,209	100,181,603	15,532,031	2,635,850		—
Goldman Sachs International Small Cap Insights Fund	21,686,314	1,800,348	(6,427,490)	—	(582,629)	255,505	16,732,048	1,461,314	779,260		—
Goldman Sachs MLP Energy Infrastructure Fund	13,520,695	8,368,167	(6,112,336)	(1,066,057)	(4,211,345)	(382,527)	10,116,597	613,499	67,024	(a)	—
Goldman Sachs Small Cap Equity Insights Fund	47,105,345	7,113,760	(16,756,261)	—	1,552,301	(2,635,787)	36,379,358	1,472,848	275,658		—
Goldman Sachs Tactical Tilt Overlay Fund	60,610,903	8,025,468	(25,852,699)	—	(2,276,972)	2,201,576	42,708,276	4,309,614	698,188		—
Goldman Sachs US Equity Dividend and Premium Fund	268,076,173	21,493,541	(87,217,191)	—	(2,269,337)	9,250,882	209,334,068	14,963,121	4,873,507		12,972,006

Total	$606,386,619	$212,987,418	$(350,057,954)	$(1,078,451)	$(14,885,924)	$9,100,528	$462,452,236		$10,943,412		$13,333,256

(a)	Amount includes return of capital distributions of $1,066,057, a portion of which represents the difference between the estimated amount related to the fiscal year ended August 31, 2019 and the final amount recorded during the fiscal year ended August 31, 2020.

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Notes to Financial Statements (continued)

August 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity
Underlying Funds	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss) from Affiliated Investment Companies	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income from Affiliated Investment Companies		Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Equity Insights Fund	$137,910,310	$24,861,564	$(30,620,970)	$—	$(4,368,574)	$20,376,589	$148,158,919	14,712,902	$3,187,323		$—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	29,844,967	827,314,994	(853,117,803)	—	—	—	4,042,158	4,042,158	221,660		—
Goldman Sachs Global Infrastructure Fund	67,547,739	11,375,272	(15,880,870)	(56,544)	(292,947)	(2,751,994)	59,940,656	5,198,669	979,935		—
Goldman Sachs Global Real Estate Securities Fund	67,126,630	19,928,245	(12,720,870)	—	(2,078,295)	(9,571,671)	62,684,039	6,516,012	3,389,841		1,699,609
Goldman Sachs International Small Cap Insights Fund	99,972,922	11,438,013	(15,582,669)	—	(4,579,978)	6,072,918	97,321,206	8,499,669	3,737,579		—
Goldman Sachs International Tax-Managed Equity Fund	592,946,132	66,857,236	(99,382,286)	—	(18,731,580)	51,324,147	593,013,649	58,367,485	12,854,264		—
Goldman Sachs MLP Energy Infrastructure Fund	62,001,551	43,607,196	(20,480,870)	(5,574,774)	(14,364,953)	(6,301,554)	58,886,596	3,571,049	303,628	(a)	—
Goldman Sachs Tactical Tilt Overlay Fund	277,933,826	55,866,667	(87,052,231)	—	(10,103,972)	12,276,145	248,920,435	25,118,106	3,313,004		—
Goldman Sachs US Tax-Managed Equity Fund	1,445,290,060	91,805,211	(298,736,329)	—	13,096,415	224,193,748	1,475,649,105	52,014,420	10,954,624		—

Total	$2,780,574,137	$1,153,054,398	$(1,433,574,898)	$(5,631,318)	$(41,423,884)	$295,618,328	$2,748,616,763		$38,941,858		$1,699,609

(a)	Amount includes return of capital distributions of $5,574,774, a portion of which represents the difference between the estimated amount related to the fiscal year ended August 31, 2019 and the final amount recorded during the fiscal year ended August 31, 2020.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2020, the Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	—%	9%
Goldman Sachs Global Infrastructure Fund	6	37
Goldman Sachs Global Real Estate Securities Fund	6	35
Goldman Sachs International Equity Dividend and Premium Fund	49	—
Goldman Sachs International Tax-Managed Equity Fund	—	87
Goldman Sachs MLP Energy Infrastructure Fund	—	7
Goldman Sachs Small Cap Equity Insights Fund	6	—
Goldman Sachs Tactical Tilt Overlay Fund	—	8
Goldman Sachs U.S. Equity Dividend and Premium Fund	8	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	83

As of August 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of the following share class of the Portfolios:

Portfolio	Class R6
Enhanced Dividend Global Equity	100%
Tax-Advantaged Global Equity	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$70,167,241	$200,920,759
Tax-Advantaged Global Equity	325,739,406	646,844,818

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$12,642,191	$39,999,496
Net long-term capital gains	14,003,261	3,568,001
Return of capital distribution	648,637	—
Total taxable distributions	$27,294,089	$43,567,497

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2020

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$18,898,580	$45,067,624
Net long-term capital gains	15,251,876	7,000,605
Total taxable distributions	$34,150,456	$52,068,229

As of August 31, 2020, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$—	$24,633
Undistributed long-term capital gains	—	—
Total undistributed earnings	$—	$24,633
Capital loss carryforwards:
Perpetual Short-term	$—	$(771,723)
Perpetual Long-term	—	(1,074,750)
Total capital loss carryforwards	$—	$(1,846,473)
Timing differences (Post October Loss Deferral, Late Year Ordinary Loss Deferral)	$(2,949,263)	$(28,873,902)
Unrealized gains — net	77,304,486	883,707,206
Total accumulated earnings — net	$74,355,223	$853,011,464

As of August 31, 2020, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$383,294,512	$1,854,336,771
Gross unrealized gain	80,771,257	906,758,334
Gross unrealized loss	(3,466,771)	(23,051,128)
Net unrealized gain	$77,304,486	$883,707,206

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and net mark to market gains (loss) on foreign currency contracts.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or

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8. OTHER RISKS (continued)

less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio.

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2020, the Enhanced Dividend Global Equity Portfolio invested 45.1% and 21.6% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in non-U.S. issuers with public stock

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Notes to Financial Statements (continued)

August 31, 2020

8. OTHER RISKS (continued)

market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio.

As of August 31, 2020, the Tax-Advantaged Global Equity Portfolio invested 53.8% and 21.6% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests primarily in equity investments in U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in equity investments in non-U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual

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8. OTHER RISKS (continued)

companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	37,935	$429,619	184,868	$2,195,321
Reinvestment of distributions	26,127	304,108	44,832	498,616
Shares redeemed	(349,960)	(3,934,449)	(320,250)	(3,671,115)
	(285,898)	(3,200,722)	(90,550)	(977,178)
Institutional Shares
Shares sold	100,714	1,172,359	451,450	5,291,816
Reinvestment of distributions	61,169	715,382	96,955	1,093,654
Shares redeemed	(678,244)	(7,424,170)	(1,061,194)	(12,157,655)
	(516,361)	(5,536,429)	(512,789)	(5,772,185)
Class R6 Shares
Reinvestment of distributions	42	487	47	537
	42	487	47	537
Class P Shares
Shares sold	2,177,793	25,111,874	5,162,870	58,821,688
Reinvestment of distributions	2,213,900	25,859,881	2,849,926	32,045,647
Shares redeemed	(16,881,525)	(175,745,356)	(9,687,768)	(110,976,623)
	(12,489,832)	(124,773,601)	(1,674,972)	(20,109,288)

NET DECREASE	(13,292,049)	$(133,510,265)	(2,278,264)	$(26,858,114)

41

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	94	$1,367	8,501	$122,603
Reinvestment of distributions	280	4,636	612	8,664
Shares redeemed	(1,951)	(29,834)	(19,962)	(306,958)
	(1,577)	(23,831)	(10,849)	(175,691)
Institutional Shares
Shares sold	25,375	373,510	47,934	704,848
Reinvestment of distributions	37,605	626,183	25,730	373,925
Shares redeemed	(905,538)	(12,132,909)	(1,088,778)	(16,443,329)
	(842,558)	(11,133,216)	(1,015,114)	(15,364,556)
Class R6 Shares
Reinvestment of distributions	10	158	14	191
	10	158	14	191
Class P Shares
Shares sold	20,348,001	306,998,930	26,847,497	408,033,060
Reinvestment of distributions	2,605,468	42,818,729	3,693,484	51,683,171
Shares redeemed	(42,560,000)	(624,713,368)	(22,050,793)	(333,368,712)
	(19,606,531)	(274,895,709)	8,490,188	126,347,519

NET INCREASE (DECREASE)	(20,450,656)	$(286,052,598)	7,464,239	$110,807,463

42

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (two of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Portfolios have amortized their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Portfolio to the extent such expenses exceed a specified percentage of the Portfolio’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343,365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Class A, Institutional, Class R6 or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class R6 and Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/20	Ending Account Value 8/31/20		Expenses Paid for the 6 Months Ended 8/31/20*	Beginning Account Value 3/01/20	Ending Account Value 8/31/20		Expenses Paid for the 6 Months Ended 8/31/20*
Class A
Actual	$1,000	$1,080.40		$2.67	$1,000	$1,126.00		$2.73
Hypothetical 5% return	1,000	1,022.57	+	2.59	1,000	1,022.57	+	2.59
Institutional
Actual	1,000	1,082.50		0.68	1,000	1,127.80		0.70
Hypothetical 5% return	1,000	1,024.48	+	0.66	1,000	1,024.48	+	0.66
Class R6
Actual	1,000	1,082.70		0.68	1,000	1,127.50		0.64
Hypothetical 5% return	1,000	1,024.48	+	0.66	1,000	1,024.53	+	0.61
Class P
Actual	1,000	1,082.80		0.63	1,000	1,127.50		0.64
Hypothetical 5% return	1,000	1,024.53	+	0.61	1,000	1,024.53	+	0.61

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the fiscal year ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class R6	Class P
Enhanced Dividend Global Equity	0.51%	0.13%	0.13%	0.12%

Tax-Advantaged Global Equity	0.51	0.13	0.12	0.12

45

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed

47

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio and each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2020. The information on each Portfolio’s investment performance was provided for the one-, three-, five, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to continue to enhance the investment models used in managing certain Underlying Funds.

The Trustees observed that the Tax-Advantaged Global Equity Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Portfolio’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2020. They observed that the Enhanced Dividend Global Equity Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Trustees noted that the Enhanced Dividend Global Equity Portfolio had certain significant differences from its peer group that caused the peer group to be an imperfect basis for comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense

48

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which certain Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to certain Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) certain

49

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2021.

50

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

51

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

52

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

53

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2020, 51.06% and 29.59% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2020, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.1196 and $0.1128 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 36.64% and 44.59%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0144 and $0.0143 per share, respectively.

For the fiscal year ended August 31, 2020, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 85.48% and 77.12%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $14,003,261 and $3,568,001, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2020.

During the fiscal year ended August 31, 2020, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $59,712 and $2,975,376, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

54

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]Effective	after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]Effective	after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]Effective	December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Portfolio holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2020 Goldman Sachs. All rights reserved. 218127-OTU-1287099/TAGEDGAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Investor FundsSM
Money Market
Tax-Exempt Money Market

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class I, Administration, Capital, Cash Management, Preferred, Premier, Resource, Select and Service shareholders or 800-526-7384 for Class A and Class C shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with a Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Investor Funds

∎	MONEY MARKET

∎	TAX-EXEMPT MONEY MARKET

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Investment Objective and Principal Investment Strategies

The Goldman Sachs Investor Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Investor Money Market Fund pursues this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). It may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Tax-Exempt Money Market Fund pursues the investment objective by investing at least 80% of its net assets in securities issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. It may also invest in short-term taxable instruments, including repos with the Federal Reserve Bank of New York, for temporary investment purposes.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	The Reporting Period was dominated by the emergence of COVID-19 and the subsequent fiscal and monetary responses of governments and central banks around the world. Uncertainty and volatility drove investors into what they considered safe, liquid assets, including money market funds.

When the Reporting Period began in September 2019, the Federal Reserve (“Fed”) held a dovish monetary policy stance. (Dovish tends to imply lower interest rates; opposite of hawkish.) Labor force participation had increased, and the U.S. employment rate had dropped to a 50-year low of 3.5% in September. At both their September and October policy meetings, Fed policymakers lowered the targeted federal funds (“fed funds”) rate, by 25 basis points on each occasion, to a range of between 1.50% and 1.75% by the end of 2019. (A basis point is 1/100th of a percentage point.) In December, the Fed indicated its existing monetary policy was sufficient to support sustained expansion of U.S. economic activity, strong labor market conditions and inflation nearing its 2% target. The median projection of the Fed’s Open Market Committee indicated that policymakers expected to keep the fed funds rate on hold until 2021. In early 2020, however, the spread of COVID-19 caused a sharp decline in U.S. economic activity and a corresponding surge in job layoffs, with the unemployment rate reaching a post-World War II high of 14.7% during April. Conditions had deteriorated in the financial markets during February and March, leading the Fed to begin purchases of U.S. Treasury securities and agency mortgage-backed securities as it sought to ensure smooth market functioning. In March, over the course of two meetings, Fed officials lowered the fed funds rate to a range of between 0% and 0.25%, which many observers expected to remain unchanged until policymakers were confident the U.S. economy had weathered the repercussions of COVID-19 and was back on track toward the Fed’s maximum employment and price stability goals.

In the money markets, overnight interest rates spiked in September 2019 amid significant volatility, which the Fed later attributed to “a large drop in reserves due to the corporate tax date and increases in net Treasury issuance.” To improve liquidity conditions, the Fed began buying U.S. Treasury securities and repurchase agreements (“repos”) in the open market. During the spring of 2020, due to renewed liquidity pressures in the money markets, the Fed began offering large-scale overnight and term repo operations, established temporary U.S. dollar liquidity swap lines with other central banks and instituted a temporary repo facility for non U.S. monetary authorities. (U.S. dollar liquidity swap lines allow the Fed to offer liquidity in U.S. dollars to other central banks so they can deliver funding to institutions in their jurisdictions during times of market stress.) In the tax-exempt money markets, liquidity pressures pushed up the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, representing seven-day

1

PORTFOLIO RESULTS

tax-exempt variable rate demand obligations. The SIFMA Municipal Swap Index rose from 1.28% on March 11th to 5.20% on March 18th before falling back to less than 2% in early April as liquidity pressures eased.

Investments in taxable money market funds increased substantially during the Reporting Period, rising from $3.3 trillion in September 2019 to $4.5 trillion in August 2020, according to iMoneyNet. Much of the increase occurred from March 2020 onward, as the COVID-19 pandemic extended its reach globally. As for tax-exempt money market funds, investment flows were negative during the Reporting Period, with most of the outflows taking place amid the liquidity crunch in March. For the Reporting Period overall, net outflows from tax-exempt money market funds totaled $13 billion.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The yields of the Goldman Sachs Investor Money Market Fund (“the taxable Fund”) and the Goldman Sachs Investor Tax-Exempt Money Market Fund (“the tax-exempt Fund”) fell during the Reporting Period, as money market yields decreased, which occurred primarily because of the economic and market factors discussed above. The taxable money market yield curve was inverted at the beginning of the Reporting Period but steepened as economic stress increased and the Fed cut the fed funds rate. As for the tax-exempt money yield curve, it was mostly flat at the beginning of the Reporting Period but subsequently steepened. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

Q	How did you manage the taxable Fund during the Reporting Period?

A	During the Reporting Period, the taxable Fund had investments in commercial paper, asset-backed commercial paper, repos, government agency securities, U.S. Treasury securities, time deposits, certificates of deposit, short-term corporate obligations, municipal debt, non-U.S. sovereign debt floating rate securities and variable rate demand notes (“VRDNs”).

When the Reporting Period began, we believed the Fed would cut the fed funds rate, an opinion we maintained after the start of the COVID-19 pandemic. As a result, we reconsidered the taxable Fund’s duration positioning. (Duration is a measure of the Fund’s sensitivity to changes in interest rates). After maintaining a somewhat stable weighted average maturity from the start of the Reporting Period through December 2019, we increased it from 30 days in January 2020 to 57 days by April. We then decreased the taxable Fund’s weighted average maturity, reducing it from 48 days in May to 38 days by August. During the Reporting Period overall, we decreased the taxable Fund’s allocations to government agency repos, certificates of deposits and financial company commercial paper. We increased its allocations to VRDNs.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by a Fund, taking into consideration any available maturity shortening features.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	The tax-exempt Fund had investments in VRDNs, short-term tax-exempt securities, non-financial tax-exempt commercial paper and other municipal securities during the Reporting Period.

After maintaining the tax-exempt Fund’s weighted average maturity at 31 days in September 2019, we increased it to 35 days in October and then steadily decreased it to 18 days in May 2020. We then began extending the tax-exempt Fund’s weighted average maturity to 20 days in June so that it stood at 36 days when the Reporting Period ended. During the Reporting Period overall, we decreased the tax-exempt Fund’s allocation to VRDNs and increased its allocations to other municipal securities.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the taxable and tax-exempt Funds below 120 days. In the taxable Fund, we maintained a weighted average life in a range between 39 days and 117 days. In the tax-exempt Fund, we maintained a weighted average life in a range between 31 days and 39 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

2

PORTFOLIO RESULTS

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected that interest rates would remain low in the near term and that the Fed was ready to respond to market conditions as the U.S. and its economy recover from the COVID-19 pandemic. Even as consumption and household spending gradually picked up, we believed the Fed’s monetary policy would remain accommodative against the backdrop of a weak labor market and fragile economic growth, especially as a full recovery is likely to be dependent on a successful vaccine. In the short term, we saw the push for vaccine development and the November U.S. elections as major drivers of this outlook, and we were closely monitoring both situations and their potential impact on fiscal and monetary policy moving forward.

Overall, the taxable and tax-exempt Funds continue to be flexibly guided by shifting market conditions, and we have positioned them to seek to take advantage of anticipated interest rate movements. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

RETAIL MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3

FUND BASICS

Investor Funds

as of August 31, 2020

PERFORMANCE REVIEW[1,2]

September 1, 2019–August 31, 2020	Fund Total Return (based on NAV)[4] Class I Shares	SEC 7-Day Current Yield[5]	iMoneyNet Institutional Average[6]

Investor Money Market[3]	1.22%	0.02%	0.86%[7]
Investor Tax-Exempt Money Market	0.75	0.01	0.63	[8]

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Administration, Service, Resource, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Resource, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Resource Shares pay 0.65%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]	From March 24, 2020 to March 27, 2020, the investment adviser implemented a voluntary temporary fee waiver equal annually to 0.16% of the average daily net assets of the Investor Money Market Fund.

[4]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return assumes the reinvestment of dividends and other distributions.

[5]	The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[6]	Source: iMoneyNet, Inc. August 2020. The iMoneyNet Institutional Average represents total return.

[7]	First Tier Retail–Category includes only non-government retail funds that also are not holding any second-tier securities. Portfolio holdings of first-tier funds include US Treasury, US other, repos, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating rate notes and asset-backed commercial paper.

[8]	Tax-Free National Retail–Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds—6 months & less, put bonds—over 6 months, alternative minimum tax paper and other tax-free holdings. Consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

4

YIELD SUMMARY

SUMMARY OF THE CLASS I1,2 SHARES AS OF 8/31/20

Fund	7-Day Dist. Yield[9]	SEC 7-Day Effective Yield[10]	30-Day Average Yield[11]	Weighted Avg. Maturity (days)[12]	Weighted Avg. Life (days)[13]

Investor Money Market	0.14%	0.02%	0.17%	38	39
Investor Tax-Exempt Money Market	0.01	0.01	0.01	36	39

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[9]	The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[10]	The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[11]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[12]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[13]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[14]

As of August 31, 2020

Security Type	Percentage of Net Assets

Certificates of Deposit - Yankeedollar	7.2%

Certificates of Deposit	1.2

Commercial Paper & Corporate Obligations	21.5

Repurchase Agreements	28.5

U.S. Treasury Obligations	30.8

Variable Rate Municipal Debt Obligations	6.8

Variable Rate Obligations	5.7

As of August 31, 2019

Security Type	Percentage of Net Assets

Certificates of Deposit - Eurodollar	3.8%

Certificates of Deposit - Yankeedollar	9.5

Certificates of Deposit	1.9

Commercial Paper & Corporate Obligations	21.6

Fixed Rate Municipal Debt Obligations	3.8

Repurchase Agreements	32.7

U.S. Treasury Obligations	3.8

Variable Rate Municipal Debt Obligations	1.1

Variable Rate Obligations	21.7

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

SECTOR ALLOCATIONS

INVESTOR TAX-EXEMPT MONEY MARKET FUND[15]

As of August 31, 2020

Security Type	Percentage of Net Assets

Commercial Paper	15.8%

General Obligation	0.4

Revenue Anticipation Notes	2.5

Tax and Revenue Anticipation Note	5.0

Variable Rate Obligations	77.9

As of August 31, 2019

Security Type	Percentage of Net Assets

Commercial Paper	18.1%

General Obligation	2.9

Tax and Revenue Anticipation Note	1.7

Variable Rate Obligations	79.3

[15]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

INVESTOR MONEY MARKET FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 21.5%
Albion Capital LLC
$9,000,000	0.142%	09/04/20	$8,999,895
10,000,000	0.224	11/20/20	9,995,111
1,281,000	0.203	11/25/20	1,280,395
Alpine Securitization LLC
13,000,000	0.244	11/02/20	12,994,627
Antalis S.A.
4,850,000	0.244	11/09/20	4,847,769
Atlantic Asset Securitization LLC
7,966,000	0.285	09/15/20	7,965,132
15,000,000	0.224	10/27/20	14,994,867
Banner Health
5,000,000	0.450	09/16/20	5,000,000
Banque et Caisse d’Epargne de L’Etat, Luxembourg
8,900,000	0.336	09/25/20	8,898,042
Bedford Row Funding Corp.
20,500,000	0.244	11/09/20	20,490,570
Cancara Asset Securitisation Ltd.
4,000,000	0.193	11/19/20	3,998,332
Chariot Funding LLC
24,200,000	0.234	10/20/20	24,192,424
China Construction Bank Corp.
5,000,000	0.560	09/21/20	4,998,472
15,000,000	0.387	09/29/20	14,995,567
5,000,000	0.387	11/13/20	4,996,147
Citigroup Global Markets Inc.
10,000,000	1.331	10/16/20	9,983,750
CNPC Finance (HK) Ltd.
15,000,000	0.468	09/01/20	15,000,000
Collateralized Commercial Paper Flex Co., LLC
3,523,000	1.991	10/14/20	3,514,921
Columbia Funding Company, LLC
15,000,000	0.275	09/03/20	14,999,775
Cooeperatieve Rabobank U.A.
75,000,000	0.081	09/01/20	75,000,000
Dexia Credit Local
7,304,000	0.153	09/08/20	7,303,787
8,000,000	0.510	10/28/20	7,993,667
11,000,000	0.203	11/18/20	10,995,233
First Abu Dhabi Bank P.J.S.C.
12,000,000	0.214	11/13/20	11,994,890
Industrial & Commercial Bank of China Ltd.-New York Branch
15,000,000	0.295	11/30/20	14,989,125
Ionic Capital II Trust
7,875,000	0.458	10/08/20	7,871,358
Kells Funding, LLC
5,000,000	0.244	09/10/20	4,999,700
10,000,000	0.275	09/25/20	9,998,200
LMA-Americas LLC
5,000,000	0.305	10/09/20	4,998,417
Manhattan Asset Funding Company LLC
3,000,000	0.315	10/01/20	2,999,225
16,000,000	0.244	10/14/20	15,995,413
Matchpoint Finance PLC
10,000,000	0.326	09/14/20	9,998,845
10,000,000	0.305	09/28/20	9,997,750
10,000,000	0.214	11/02/20	9,996,383

Commercial Paper and Corporate Obligations – (continued)
Mitsubishi UFJ Trust and Banking Corp.-Singapore Branch
10,000,000	0.214	11/09/20	9,995,975
MUFG Bank Ltd.
5,000,000	2.750 (a)	09/14/20	5,001,931
Nordea Bank ABP
22,000,000	0.173	11/23/20	21,991,377
NRW.Bank
12,254,000	0.173	11/20/20	12,249,371
Ridgefield Funding Company, LLC
5,000,000	0.315	10/05/20	4,998,536
15,000,000	0.214	11/04/20	14,994,400
Salisbury Receivables Company LLC
4,754,000	0.163	09/03/20	4,753,958
5,000,000	0.254	09/08/20	4,999,757
Shell International Finance B.V.
4,000,000	2.022	09/28/20	3,994,150
Societe Generale
5,000,000	0.479	11/12/20	4,995,300
Sumitomo Mitsui Trust Bank, Ltd.-Singapore Branch
5,000,000	0.224	11/12/20	4,997,800
Versailles Commercial Paper LLC
10,000,000	0.275	10/07/20	9,997,300
Victory Receivables Corp.
20,000,000	0.214	10/26/20	19,993,583

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$520,241,227

Certificates of Deposit – 1.2%
HSBC Bank USA, N.A.
$15,000,000	1.000%	10/16/20	$15,000,000
Mizuho Bank, Ltd.-London Branch
15,000,000	0.400	09/17/20	15,000,000

TOTAL CERTIFICATES OF DEPOSIT			$30,000,000

Certificates of Deposit-Yankeedollar – 7.2%
Banco Del Estado De Chile
$2,000,000	1.710%	09/14/20	$2,000,000
3,794,000	0.250	11/06/20	3,794,000
Bank of Montreal
14,600,000	0.200	11/16/20	14,600,000
BNP Paribas-New York Branch
3,000,000	0.290	09/14/20	3,000,011
Landesbank Baden-Wuerttemberg
14,500,000	0.190	10/07/20	14,500,072
Mizuho Bank, Ltd.-New York Branch
13,000,000	0.270	09/15/20	13,000,000
MUFG Bank, Ltd.-New York Branch
4,000,000	1.970	10/15/20	4,000,000
National Bank of Kuwait S.A.K.P
2,500,000	0.250	09/03/20	2,500,000
5,000,000	0.500	09/18/20	5,000,000
15,000,000	0.350	11/03/20	15,000,000

8	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Certificates of Deposit-Yankeedollar – (continued)
Norinchukin Bank (The)
$10,000,000	0.300%		09/01/20	$10,000,000
5,000,000	0.970		09/08/20	5,000,010
20,000,000	0.220		11/06/20	20,000,000
5,000,000	0.210		11/24/20	5,000,000
Skandinaviska Enskilda Banken AB
4,900,000	1.680		09/02/20	4,900,037
Standard Chartered Bank-New York Branch
20,408,000	1.200		09/22/20	20,408,000
Sumitomo Mitsui Banking Corp.
15,000,000	0.300		09/25/20	15,000,000
15,000,000	0.200		11/04/20	15,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$172,702,130

U.S. Treasury Obligations – 30.8%
United States Treasury Bills
$43,600,000	0.092%		09/01/20	$43,600,000
1,400,000	0.097		09/03/20	1,399,993
44,800,000	0.102		09/03/20	44,799,751
600,000	0.103		09/03/20	599,997
600,000	0.097		09/10/20	599,986
9,450,000	0.086		09/17/20	9,449,643
1,900,000	0.081		09/22/20	1,899,911
3,300,000	0.158		09/24/20	3,299,673
100,000	0.178		09/29/20	99,986
200,000	0.183		09/29/20	199,972
100,000	0.076		10/01/20	99,994
2,300,000	0.079		10/01/20	2,299,851
1,700,000	0.081		10/01/20	1,699,887
800,000	0.086		10/01/20	799,943
400,000	0.153		10/06/20	399,942
1,700,000	0.084		10/08/20	1,699,856
40,900,000	0.086		10/08/20	40,896,427
15,500,000	0.148		10/13/20	15,497,288
300,000	0.147		10/15/20	299,947
600,000	0.153		10/15/20	599,890
100,000	0.183		10/15/20	99,978
50,000,000	0.092		10/20/20	49,993,875
1,900,000	0.147		10/20/20	1,899,625
200,000	0.112		10/22/20	199,969
2,200,000	0.112		10/22/20	2,199,649
9,000,000	0.122		10/22/20	8,998,470
1,200,000	0.123		10/22/20	1,199,794
11,500,000	0.148		10/22/20	11,497,638
3,900,000	0.153		10/22/20	3,899,171
20,000,000	0.158		10/22/20	19,995,608
170,000	0.092	(b)	10/27/20	169,976
590,000	0.147		10/27/20	589,867
100,000	0.153		10/27/20	99,977
16,400,000	0.158		10/29/20	16,395,905
17,670,000	0.132		11/03/20	17,665,980
400,000	0.133		11/03/20	399,909
21,700,000	0.102		11/05/20	21,696,082
100,000	0.112		11/10/20	99,979

U.S. Treasury Obligations – (continued)
1,000,000	0.142		11/12/20	999,720
100,000	0.107		11/17/20	99,978
1,200,000	0.102		11/19/20	1,199,737
26,200,000	0.107		11/19/20	26,193,963
50,000	0.117		11/19/20	49,987
100,000	0.118		11/19/20	99,975
100,000	0.119		11/19/20	99,974
21,800,000	0.122		11/19/20	21,794,259
100,000	0.123		11/19/20	99,973
21,190,000	0.163		11/24/20	21,180,853
5,800,000	0.097		11/27/20	5,798,668
6,800,000	0.098		11/27/20	6,798,422
20,200,000	0.102	(b)	11/27/20	20,195,118
300,000	0.107		11/27/20	299,924
30,800,000	0.112		12/01/20	30,791,436
15,800,000	0.168		12/01/20	15,793,410
14,800,000	0.098		12/08/20	14,796,132
47,600,000	0.107		12/08/20	47,586,394
200,000	0.122		12/15/20	199,930
11,300,000	0.105		12/17/20	11,296,524
5,200,000	0.107		12/17/20	5,198,377
25,200,000	0.112		12/17/20	25,191,761
14,760,000	0.148		12/22/20	14,753,342
200,000	0.102		12/24/20	199,937
2,000,000	0.107		12/24/20	1,999,335
2,800,000	0.108		12/24/20	2,799,060
10,400,000	0.112		12/24/20	10,396,377
30,300,000	0.178		12/24/20	30,283,209
1,090,000	0.124		12/29/20	1,089,560
200,000	0.133		12/29/20	199,913
300,000	0.112		01/19/21	299,872
25,000,000	0.122		01/19/21	24,988,333
2,400,000	0.114		01/26/21	2,398,898
25,800,000	0.117		01/26/21	25,787,885
1,400,000	0.117	(b)	02/02/21	1,399,311
1,600,000	0.112		02/18/21	1,599,169
25,200,000	0.122		02/18/21	25,185,720
10,000,000	0.122		02/25/21	9,994,100
8,000,000	0.117	(b)	03/04/21	7,995,349

TOTAL U.S. TREASURY OBLIGATIONS				$744,477,274

Variable Rate Municipal Debt Obligations(c) – 6.8%
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
$5,000,000	0.090%		09/07/20	$5,000,000
Alaska Housing Finance Corp. VRDN RB Refunding for State Capital Project Bonds II Series 2017 B
2,000,000	0.180		12/01/47	2,000,000
City of Murray, Utah Hospital VRDN RB for IHC Health Services, Inc. Series 2003 A
13,800,000	0.060		09/07/20	13,800,000
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
10,305,000	0.210		06/01/26	10,305,000

The accompanying notes are an integral part of these financial statements.	9

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(c) – (continued)
Connecticut Housing Finance Authority VRDN RB Mortgage Finance Program Series 2018 A, Subseries A-3 (Bank of America N.A. SPA)
$4,350,000	0.080%		09/07/20	$4,350,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A
169,000	0.030		09/01/20	168,998
Michigan Finance Authority VRDN RB for School Loan Revolving Fund Series 2019 C (Bank of America N.A., LOC)
7,100,000	0.130		09/07/20	7,100,000
New Mexico Hospital Equipment Loan Council VRDN RB Refunding for Presbyterian Healthcare Services Series 2019 C (JPMorgan Chase Bank N.A., SPA)
10,445,000	0.120		09/07/20	10,445,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)
5,000,000	0.130		09/07/20	5,000,000
Orlando Utilities Commission VRDN RB Water Utility Improvements Series 2008-2 RMKT (TD Bank N.A., SPA)
2,175,000	0.100		09/07/20	2,175,000
Providence Health & Services Obligated Group VRDN RB Series 2012-E (U.S. Bank N.A., SBPA)
7,980,000	0.250		09/07/20	7,980,000
Providence St. Joseph Health Obligated Group VRDN Series 16G (Bank of Tokyo-Mitsubishi UFJ, LOC)
17,000,000	0.170		10/01/47	17,000,000
Regents of the University of California VRDN RB Taxable Series 2011 Z-1
15,530,000	0.120		09/07/20	15,530,000
State of Texas GO VRDN Refunding for Veterans Bonds Series 2011 C (FHLB, SPA)
9,365,000	0.100		09/07/20	9,365,000
State of Texas GO VRDN Veterans Bonds Series 2019 (JPMorgan Chase Bank N.A., SPA)
19,590,000	0.090		09/07/20	19,590,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A
3,550,000	0.090		09/07/20	3,550,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C
6,095,000	0.090		09/07/20	6,095,000
University of Colorado Hospital Authority VRDN RB Series 2019 A
11,850,000	0.080		09/07/20	11,850,000
Washington Health Care Facilities Authority VRDN RB Series 2012 D
15,000,000	0.090		09/07/20	15,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$166,303,998

Variable Rate Obligations(d) – 5.7%
Bank of America, N.A. (1Mo. LIBOR + 0.28%)
5,000,000	0.493		10/06/20	5,000,000
Bank of Montreal (3 Mo. LIBOR + 0.08%)
3,500,000	0.395		09/11/20	3,500,000
Bank of Montreal (3 Mo. LIBOR + 0.17%)
2,967,000	0.447		10/08/20	2,967,000
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.11%)
10,000,000	0.409	(a)	09/17/20	10,000,000
Commonwealth Bank of Australia (3 Mo. LIBOR + 0.15%)
4,000,000	0.447	(a)	09/24/20	4,000,000
Credit Agricole Corporate and Investment Bank (3 Mo. LIBOR + 0.29%)
11,165,000	0.536	(a)	11/02/20	11,168,577
Credit Suisse AG-New York Branch (SOFR + 0.21%)
4,000,000	0.280		11/18/20	4,000,000
Credit Suisse AG-New York Branch (SOFR + 0.48%)
3,000,000	0.550		10/02/20	3,000,000
Federation des caisses Desjardins du Quebec (3 Mo. LIBOR + 0.10%)
5,000,000	0.415	(a)	09/11/20	5,000,000
HSBC Bank USA, N.A. (3 Mo. LIBOR + 0.08%)
10,000,000	0.336		10/23/20	10,000,000
Mizuho Bank, Ltd.-New York Branch (1 Mo. LIBOR + 0.08%)
3,000,000	0.243		09/11/20	3,000,004
Natixis-New York Branch (3 Mo. LIBOR + 0.20%)
8,000,000	0.454		11/13/20	8,000,000
Skandinaviska Enskilda Banken AB (1 Mo. LIBOR + 0.15%)
3,050,000	0.343		11/23/20	3,050,454
Skandinaviska Enskilda Banken AB (3 Mo. LIBOR + 0.15%)
7,900,000	0.452		10/02/20	7,891,060
Skandinaviska Enskilda Banken AB (3 Mo. LIBOR + 0.17%)
4,000,000	0.441		10/21/20	4,000,000
Societe Generale (FEDL01 + 0.49%)
8,000,000	0.580		09/04/20	8,000,000
Standard Chartered Bank-New York Branch (3 Mo. LIBOR + 0.09%)
5,000,000	0.356		10/13/20	5,000,000
Svenska Handelsbanken AB-New York Branch (3 Mo. LIBOR + 0.16%)
8,159,000	0.431		10/16/20	8,159,000
Toyota Motor Credit Corp. (SOFR + 0.40%)
12,000,000	0.490		10/23/20	12,000,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
4,000,000	0.140		09/07/20	4,000,000
1,000,000	0.180		09/07/20	1,000,000
Westpac Banking Corp. (3 Mo. LIBOR + 0.13%)
10,000,000	0.386	(a)	10/23/20	10,000,122
5,000,000	0.398	(a)	10/30/20	5,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$137,736,217

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$1,771,460,846

10	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(e) – 28.5%
Joint Account III
$648,100,000	0.090%	09/01/20	$648,100,000
Maturity Value: $648,101,620

Scotia Capital (USA) Inc.
15,000,000	0.330	09/01/20	15,000,000
Maturity Value: $15,000,138
Collateralized by various corporate security issuers, 0.333% to 13.000%, due 12/14/20 to 06/01/50. The aggregate market value of the collateral, including accrued interest, was $16,083,899.

Wells Fargo Securities, LLC
25,000,000	0.230	09/04/20	25,000,000
Maturity Value: $25,001,118
Settlement Date: 08/28/20
Collateralized by various corporate security issuers, 0.000% to 0.646%, due 09/10/20 to 10/12/21. The aggregate market value of the collateral, including accrued interest, was $26,176,469.

TOTAL REPURCHASE AGREEMENTS			$688,100,000

TOTAL INVESTMENTS – 101.7%			$2,459,560,846

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%			(42,281,675)

NET ASSETS – 100.0%			$2,417,279,171

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion represents a forward commitment.

(c)	Rate shown is that which is in effect on August 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

(e)	Unless noted, all repurchase agreements were entered into on August 31, 2020. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
FHLB	—Insured by Federal Home Loan Bank
GO	—General Obligation
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIBOR	—London Interbank Offered Rates
LOC	—Letter of Credit
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SOFR	—Secured Overnight Financing Rate
SPA	—Stand-by Purchase Agreement
T-Bill	—Treasury Bill
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	11

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 101.6%
Alabama – 0.8%
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2007 C RMKT(a)
$11,500,000	0.170%	09/07/20	$11,500,000

Alaska – 1.0%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 A RMKT (Wells Fargo Bank N.A., SPA)(a)
15,800,000	0.080	09/07/20	15,800,000

Arizona – 0.3%
Arizona Health Facilities Authority VRDN RB Refunding for Banner Health Series 2008 F (JPMorgan Chase Bank N.A., LOC)(a)
4,540,000	0.070	09/07/20	4,540,000
Arizona Health Facilities Authority VRDN RB Refunding for Banner Health Series 2008 G (Wells Fargo Bank N.A., LOC)(a)
90,000	0.070	09/07/20	90,000

			4,630,000

California – 11.8%
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding Series 2007 D-2 RMKT (Bank of America N.A., LOC)(a)
3,250,000	0.040	09/07/20	3,250,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding Series 2019 A (Bank of America N.A., LOC)(a)
16,575,000	0.030	09/07/20	16,575,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Bonds Series 2010 B (GTY AGMT – Chevron Corp.)(a)
6,365,000	0.010	09/01/20	6,365,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Bonds Series 2010 C (GTY AGMT – Chevron Corp.)(a)
2,595,000	0.010	09/01/20	2,595,000
California Statewide Communities Development Authority CP for Kaiser Foundation Hospitals Series 2020 A2
30,000,000	0.500	10/14/20	30,000,000
California Statewide Communities Development Authority CP for Kaiser Foundation Hospitals Series 2020 E
13,000,000	0.500	10/06/20	13,000,000
California Statewide Communities Development Authority CP for Kaiser Foundation Hospitals Series 2020 K
12,190,000	0.500	10/07/20	12,190,000
City of Los Angeles TRAN Series 2020
7,820,000	4.000	06/24/21	8,053,747
Metropolitan Water District of Southern California VRDN RB Refunding Series 2000 B-3 RMKT (PNC Bank N.A., SPA)(a)
29,100,000	0.020	09/01/20	29,100,000
Regents of the University of California (The) CP Series 2020 A
20,000,000	0.150	09/04/20	20,000,000
8,000,000	0.200	09/16/20	8,000,000
Regents of the University of California VRDN RB Refunding Series 2013 AL-4 RMKT(a)
17,800,000	0.010	09/01/20	17,800,000

Municipal Debt Obligations – (continued)
California – (continued)
State of California VRDN GO Refunding for School Improvements Series 2004 A RMKT (State Street Bank & Trust Co., LOC)(a)
14,000,000	0.010	09/01/20	14,000,000

			180,928,747

Colorado – 1.7%
City of Colorado Springs Utilities System VRDN RB Series 2008 A (U.S. Bank N.A., SPA)(a)
4,465,000	0.100	09/07/20	4,465,000
City of Colorado Springs Utilities System VRDN RB Series 2010 C RMKT (Barclays Bank PLC, SPA)(a)
8,545,000	0.080	09/07/20	8,545,000
City of Colorado Springs Utilities System VRDN RB Series 2012 A (U.S. Bank N.A., SPA)(a)
4,300,000	0.080	09/07/20	4,300,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Series 2001 AA-2 (Sumitomo Mitsui Banking Corp., LOC)(a)
9,240,000	0.110	05/01/31	9,240,000

			26,550,000

Connecticut – 3.6%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2012 Subseries B-3 (Royal Bank of Canada, SPA)(a)
17,130,000	0.080	09/07/20	17,130,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 RMKT (Sumitomo Mitsui Banking Corp., SPA)(a)
5,000,000	0.110	09/07/20	5,000,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2017 Subseries A-3 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
26,340,000	0.070	09/07/20	26,340,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2019 Subseries B-3 (Bank of America N.A., SPA)(a)
4,000,000	0.090	09/07/20	4,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-1(a)
2,000,000	0.010	09/01/20	2,000,000

			54,470,000

Delaware – 2.0%
University of Delaware VRDN RB Refunding Series 2005 (TD Bank N.A., SPA)(a)
990,000	0.060	09/01/20	990,000
University of Delaware VRDN RB Refunding Series 2013 C RMKT (TD Bank N.A., SPA)(a)
29,725,000	0.030	09/01/20	29,725,000

			30,715,000

District of Columbia – 1.9%
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)(a)
15,165,000	0.090	09/07/20	15,165,000

12	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
District of Columbia – (continued)
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2010 C Subseries C-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
$13,755,000	0.080%	09/07/20	$13,755,000

			28,920,000

Florida – 2.2%
City of Gainesville Utilities System VRDN RB Refunding Series 2007 A RMKT (State Street Bank & Trust Co., SPA)(a)
14,960,000	0.100	09/07/20	14,960,000
Orlando Utilities Commission VRDN RB Water Utility Improvements Series 2008-2 RMKT (TD Bank N.A., SPA)(a)
18,550,000	0.110	09/07/20	18,550,000

			33,510,000

Georgia – 1.9%
Development Authority for Fulton County VRDN RB Refunding for Children’s Healthcare of Atlanta Series 2008 (PNC Bank N.A. SPA)(a)
28,800,000	0.090	09/07/20	28,800,000

Illinois – 3.4%
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries B(a)
12,500,000	0.080	09/07/20	12,500,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries D(a)
30,000,000	0.070	09/07/20	30,000,000
Illinois Housing Development Authority VRDN Homeowner Mortgage RB Series 2018 Subseries A-2 (GNMA/FNMA/ FHLMC)(FHLB, SPA)(a)
4,875,000	0.090	09/07/20	4,875,000
Illinois State Finance Authority VRDN RB Refunding for Advocate Health Care Series 2008 Subseries C3A (Northern Trust Co., SPA)(a)
4,000,000	0.100	09/07/20	4,000,000

			51,375,000

Indiana – 0.8%
Indiana Finance Authority VRDN RB Refunding for Ascension Health Senior Credit Group Series 2008 E-5 Convertible(a)
1,850,000	0.080	09/07/20	1,850,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Subordinate Credit Group Series 2005 A-2 RMKT(a)
9,700,000	0.080	09/07/20	9,700,000

			11,550,000

Maryland – 0.9%
Maryland State Health & Higher Educational Facilities Authority CP for Johns Hopkins Health System Corp. (The) Series 2020
5,980,000	0.180	12/03/20	5,980,000
Washington Suburban Sanitary District GO VRDN BANS Series 2015 A-2 (County Guarantee)(TD Bank N.A., SPA)(a)
7,300,000	0.090	09/07/20	7,300,000

			13,280,000

Municipal Debt Obligations – (continued)
Massachusetts – 7.7%
Commonwealth of Massachusetts GO VRDN for Central Artery/ Ted Williams Tunnel Infrastructure Loan Act Series 2000 A RMKT (Citibank N.A., SPA)(a)
15,000,000	0.090	09/07/20	15,000,000
Massachusetts Bay Transportation Authority VRDN RB for General Transportation System Refunding Series 2000 A1 (Barclays Bank PLC, SPA)(a)
26,510,000	0.090	09/07/20	26,510,000
Massachusetts Bay Transportation Authority VRDN RB Refunding for General Transportation System Series 2000 Subseries A-2 RMKT (Barclays Bank PLC, SPA)(a)
14,400,000	0.090	09/07/20	14,400,000
Massachusetts Development Finance Agency VRDN RB Tufts University Series 2018 R (U.S. Bank N.A., SPA)(a)
9,000,000	0.010	09/01/20	9,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Bank of America N.A., SPA)(a)
21,395,000	0.030	09/01/20	21,395,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Partners Healthcare System Series 2005 F-3 (TD Bank N.A., LOC)(a)
1,400,000	0.070	09/07/20	1,400,000
Massachusetts Water Resources Authority CP Series 1999 A2
7,350,000	0.190	02/09/21	7,350,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)(a)
4,000,000	0.100	09/07/20	4,000,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)(a)
12,360,000	0.100	09/07/20	12,360,000
University of Massachusetts Building Authority Project VRDN RB Senior Series 2008-1 RMKT (Barclays Bank PLC, SPA)(a)
6,590,000	0.080	09/07/20	6,590,000

			118,005,000

Michigan – 3.4%
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-2(a)
7,690,000	0.100	09/07/20	7,690,000
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-3(a)
5,130,000	0.080	09/07/20	5,130,000
Regents of the University of Michigan VRDN RB Refunding General Series 2012 D-1(a)
5,900,000	0.020	09/01/20	5,900,000
University of Michigan CP Series 2020 L-1
6,500,000	0.150	09/03/20	6,500,000
18,000,000	0.180	11/03/20	18,000,000
8,900,000	0.150	11/11/20	8,900,000

			52,120,000

The accompanying notes are an integral part of these financial statements.	13

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Minnesota – 2.2%
Minnesota Housing Finance Agency VRDN Residential Housing Finance RB Refunding Series 2019 D (GNMA/FNMA/ FHLMC) (Royal Bank of Canada, SPA)(a)
$8,550,000	0.090%	09/07/20	$8,550,000
Rochester Housing & Healthcare Facilities Revenue CP Series 2020 A2
25,000,000	0.210	01/06/21	25,000,000

			33,550,000

Mississippi – 1.7%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 C (GTY AGMT – Chevron Corp.)(a)
3,170,000	0.090	09/07/20	3,170,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 H (GTY AGMT – Chevron Corp.)(a)
1,300,000	0.030	09/01/20	1,300,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT – Chevron Corp.)(a)
16,595,000	0.090	09/07/20	16,595,000
Mississippi Business Finance Corporation Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 J (GTY AGMT – Chevron Corp.)(a)
4,390,000	0.030	09/01/20	4,390,000

			25,455,000

Missouri – 2.0%
Health & Educational Facilities Authority of The State of Missouri VRDN RB for SSM Health Care Series 2014 F(a)
22,400,000	0.090	09/07/20	22,400,000
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Senior Credit Group Series 2008 C-5(a)
6,920,000	0.080	09/07/20	6,920,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2008 A (U.S. Bank N.A., LIQ)(a)
1,350,000	0.080	09/07/20	1,350,000

			30,670,000

Multi-State – 0.8%
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)(a)(b)
11,610,000	0.120	09/07/20	11,610,000

Nebraska – 0.9%
Nebraska Investment Finance Authority VRDN RB for Single Family Housing Series 2019 C (FHLB, SPA)(a)
13,675,000	0.080	09/07/20	13,675,000

New York – 16.1%
Erie County GO RANS Series 2020
6,370,000	3.000	06/24/21	6,498,464
Nassau County GO RANS Series 2020 A
10,000,000	2.000	12/09/20	10,022,231
Nassau County GO RANS Series 2020 C
3,500,000	4.000	03/15/21	3,569,357

Municipal Debt Obligations – (continued)
New York – (continued)
Nassau County Interim Finance Authority VRDN RB Refunding for Sales Tax Revenue Series 2008 A (TD Bank N.A., SPA)(a)
10,960,000	0.070	09/07/20	10,960,000
Nassau County Interim Finance Authority VRDN RB Refunding for Sales Tax Revenue Series 2008 B (Sumitomo Mitsui Banking Corp., SPA)(a)
7,800,000	0.070	09/07/20	7,800,000
New York City GO VRDN Series 2005 E Subseries E-2 (Bank of America N.A., LOC)(a)
2,500,000	0.030	09/01/20	2,500,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 BB-2 (Bank of America N.A., SPA)(a)
11,400,000	0.030	09/01/20	11,400,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2011 DD-1 (TD Bank N.A., SPA(a)
8,000,000	0.030	09/01/20	8,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2013 Subseries AA-2 (JPMorgan Chase Bank N.A., SPA)(a)
3,000,000	0.020	09/01/20	3,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2011 Subseries FF-2 (Landesbank Hessen-Thueringen Girozentrale, SPA)(a)
700,000	0.020	09/01/20	700,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2019 BB (Industrial & Commercial Bank of China, SPA)(a)
16,800,000	0.130	09/07/20	16,800,000
New York City Transitional Finance Authority Future Tax Secured VRDN RB for NYC Recovery Series 2002-2 Subseries 2-F (Sumitomo Mitsui Banking Corp., LIQ)(a)
1,025,000	0.080	09/07/20	1,025,000
New York City Transitional Finance Authority Future Tax Secured VRDN RB Series 2010 Subseries G-6 (Barclays Bank PLC, SPA(a)
185,000	0.020	09/01/20	185,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-1 Subseries IE (Sumitomo Mitsui Banking Corp., LOC)(a)
2,545,000	0.110	09/07/20	2,545,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT(a)
27,330,000	0.100	09/07/20	27,330,000
New York City Trust For Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2014 B-1(a)
7,000,000	0.280	04/01/44	7,000,000
New York City Trust For Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2014 B-2(a)
20,000,000	0.380	04/01/44	20,000,000

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)(a)
$12,670,000	0.100%	09/07/20	$12,670,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Series 2004 A RMKT (Bank of New York Mellon, SPA)(a)
16,595,000	0.050	09/07/20	16,595,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for University of Rochester Series 2006 A-1 RMKT (Barclays Bank PLC, LOC) (a)
70,000	0.080	09/07/20	70,000
New York State Dormitory Authority Personal Income Tax Subordinated RANS Series 2020 B
16,900,000	5.000	03/31/21	17,334,267
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA, LIQ) (FNMA, LOC)(a)
4,600,000	0.080	09/07/20	4,600,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ)(FNMA, LOC)(a)
9,000,000	0.080	09/07/20	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ)(FNMA, LOC)(a)
4,400,000	0.080	09/07/20	4,400,000
Port Authority of New York and New Jersey (The) CP Series 2020 A
12,245,000	0.400	10/01/20	12,245,000
Power Authority of the State of New York CP Series 2020 A2
12,000,000	0.370	02/01/21	12,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-2 (Citibank N.A., LOC)(a)
14,420,000	0.030	09/01/20	14,420,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-3 (State Street Bank & Trust Co., LOC)(a)
4,100,000	0.030	09/01/20	4,100,000

			246,769,319

North Carolina – 2.9%
City of Raleigh Combined Enterprise System VRDN RB Series 2008 A RMKT (Bank of America N.A., SPA)(a)
5,700,000	0.110	09/07/20	5,700,000
City of Raleigh Combined Enterprise System VRDN RB Series 2008 B RMKT (Bank of America N.A., SPA)(a)
23,015,000	0.110	09/07/20	23,015,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1992 A(a)
9,100,000	0.060	09/07/20	9,100,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2001 B(a)
7,080,000	0.070	09/07/20	7,080,000

			44,895,000

Municipal Debt Obligations – (continued)
Ohio – 6.5%
City of Columbus GO VRDN for Sanitation Sewer System Series 2006-1(a)
12,200,000	0.060	09/07/20	12,200,000
City of Columbus Sewerage System VRDN RB Refunding Series 2008 B(a)
26,780,000	0.060	09/07/20	26,780,000
County of Hamilton VRDN RB Refunding for Cincinnati Children’s Hospital Medical Center Series 2018 AA(a)
13,065,000	0.080	09/07/20	13,065,000
Franklin County Hospital VRDN RB Refunding for Ohio Health Facilities Series 2009 B RMKT (Barclays Bank PLC, SPA)(a)
19,485,000	0.080	09/07/20	19,485,000
Ohio State Higher Education Facilities CP for Cleveland Clinic Series 2008 B-6
1,190,000	0.140	12/03/20	1,190,000
Ohio State University VRDN RB Series 2014 B-1(a)
10,350,000	0.070	09/07/20	10,350,000
State of Ohio GO VRDN for Common Schools Series 2006 C(a)
7,125,000	0.080	09/07/20	7,125,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A(a)
9,765,000	0.080	09/07/20	9,765,000

			99,960,000

Pennsylvania – 1.0%
School District of Philadelphia (The) TRANS Series A
15,705,000	4.000	06/30/21	16,150,780

South Carolina – 0.4%
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)(a)
6,750,000	0.090	09/07/20	6,750,000

Texas – 11.3%
Austin Independent School District GO School Building Bonds Series 2020 (PSF Gty.)
5,660,000	5.000	08/01/21	5,893,588
City of El Paso Texas Water & Sewer System CP Series 2020 A
25,000,000	0.180	09/15/20	25,000,000
Dallas Area Rapid Transit CP Series 2020 A2
13,500,000	0.220	09/03/20	13,500,015
Dallas Area Rapid Transit CP Series 2020 IIA
2,500,000	0.190	09/03/20	2,500,000
Harris County Cultural Education Facilities Finance Corp. CP Series 2020 C-2
6,230,000	0.280	09/14/20	6,230,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Memorial Hermann Health System Series 2014 C(a)
28,460,000	0.080	09/07/20	28,460,000
Harris County Industrial Development Corp. VRDN PCRB for ExxonMobil Project Series 1984(a)
7,000,000	0.030	09/01/20	7,000,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for ExxonMobil Project Series 2012 (GTY AGMT – Exxon Mobil Corp.)(a)
3,000,000	0.030	09/01/20	3,000,000

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Texas – (continued)
Port of Port Arthur Navigation District VRDN RB Refunding for Texaco, Inc. Project Series 1994(a)
$10,000,000	0.030%	09/01/20	$10,000,000
San Antonio Electric & Gas Revenue CP Series 2020 B
3,800,000	0.790	09/10/20	3,800,000
State of Texas TRANS Series 2020
51,010,000	4.000	08/26/21	52,889,049
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources System Series 2012 B(a)
4,610,000	0.100	09/07/20	4,610,000
Texas A&M University Board of Regents CP Series 2020 B
9,000,000	0.200	10/05/20	9,000,000
1,172,000	0.180	11/04/20	1,172,000
University of Texas System VRDN RB Refunding for Financing System Series 2007 B(a)
1,270,000	0.070	09/07/20	1,270,000

			174,324,652

Utah – 1.6%
Murray City, Utah Hospital VRDN RB for IHC Health Services, Inc. Series 2003 B(a)
25,100,000	0.080	09/07/20	25,100,000

Virginia – 6.0%
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2016 C(a)
6,445,000	0.090	09/07/20	6,445,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2018 C(a)
13,300,000	0.090	09/07/20	13,300,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 C(a)
2,445,000	0.090	09/07/20	2,445,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 F(a)
6,215,000	0.100	09/07/20	6,215,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2009 B(a)
14,545,000	0.090	09/07/20	14,545,000
Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 A(a)
29,630,000	0.090	09/07/20	29,630,000
Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 B(a)
2,680,000	0.080	09/07/20	2,680,000
Virginia College Building Authority Educational Facilities VRDN RB Refunding for University of Richmond Project Series 2004 (U.S. Bank N.A., SPA)(a)
16,120,000	0.090	09/07/20	16,120,000

			91,380,000

Washington – 4.5%
King County GO VRDN RB Refunding Series 2019 A (TD Bank N.A., SPA)(a)
48,065,000	0.020	09/01/20	48,065,000
Port of Tacoma VRDN Subordinate Lien RB Series 2008 B RMKT (Bank of America N.A., LOC)(a)
11,500,000	0.080	09/07/20	11,500,000

Municipal Debt Obligations – (continued)
Washington – (continued)
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)(a)
8,900,000	0.100	09/07/20	8,900,000

			68,465,000

Wisconsin – 0.3%
Wisconsin Housing & Economic Development Authority VRDN Home Ownership RB Series 2019 B (FNMA)(FHLB, SPA)(a)
5,100,000	0.090	09/07/20	5,100,000

TOTAL INVESTMENTS – 101.6%			$1,556,008,498

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%			(23,877,247)

NET ASSETS – 100.0%			$1,532,131,251

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Rate shown is that which is in effect on August 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b) Exempt from registration under Rule 144A of the Securities Act of 1933.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
BANS	—Bond Anticipation Notes
CP	—Commercial Paper
FHLB	—Insured by Federal Home Loan Bank
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes
WI	—When Issued Security

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2020, the Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of September 1, 2020, as follows:

Principal Amount	Maturity Value	Collateral Value
$648,100,000	$648,101,620	$667,507,118

REPURCHASE AGREEMENTS — At August 31, 2020, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.090%	$119,757,609
Bank of America, N.A.	0.090	70,445,652
BofA Securities, Inc.	0.090	246,559,783
Bank of Nova Scotia (The)	0.090	211,336,956

TOTAL		$648,100,000

At August 31, 2020, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.000 to 5.000%	07/01/27 to 09/01/50
Federal Home Loan Mortgage Corp.	2.000 to 5.000	10/01/26 to 09/01/50
Government National Mortgage Association	2.000 to 3.500	09/20/46 to 08/20/50
U.S. Treasury Notes	0.125	08/31/22 to 08/15/23

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

August 31, 2020

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
Investments , at value (cost $1,771,460,846 and $1,556,008,498)	$1,771,460,846	$1,556,008,498
Repurchase agreements , at value (cost $688,100,000 and $0)	688,100,000	—
Cash	51,758	8,119,134
Receivables:
Fund shares sold	4,084,681	123,573
Investments sold	1,499,289	26,000,027
Interest	539,251	978,551
Reimbursement from investment advisor	192,429	41,746
Other assets	238,834	95,477
Total assets	2,466,167,088	1,591,367,006

Liabilities:
Payables:
Fund shares redeemed	38,520,910	172,859
Investments purchased	9,664,612	58,782,637
Management fees	340,230	180,573
Distribution and Service fees and Transfer Agency fees	84,455	19,331
Dividend distribution	26,894	17,048
Accrued expenses	250,816	63,307
Total liabilities	48,887,917	59,235,755

Net Assets:
Paid-in capital	2,416,451,311	1,532,129,942
Total distributable earnings (loss)	827,860	1,309
NET ASSETS	$2,417,279,171	$1,532,131,251
Net asset value, offering and redemption price per share	$1.00	$1.00
Net Assets:
Class A Shares	$249,228,272	$16,677,793
Class C Shares	52,647	28,532
Class I Shares	2,025,657,140	1,511,106,310
Capital Shares	—	1,032
Service Shares	56,452,939	817,527
Preferred Shares	—	91,249
Select Shares	—	1,038
Administration Shares	33,860,307	304,925
Cash Management Shares	52,017,199	1,012
Premier Shares	—	1,025
Resource Shares	10,667	3,100,808
Total Net Assets	$2,417,279,171	$1,532,131,251
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	249,145,406	16,677,223
Class C Shares	52,630	28,531
Class I Shares	2,024,972,751	1,511,054,766
Capital Shares	—	1,032
Service Shares	56,434,181	817,499
Preferred Shares	—	91,246
Select Shares	—	1,038
Administration Shares	33,849,055	304,914
Cash Management Shares	51,999,915	1,012
Premier Shares	—	1,025
Resource Shares	10,664	3,100,702

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

For the Year Ended August 31, 2020

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Investment Income:

Interest income	$25,799,932	$13,935,288

Expenses:
Fund-Level Expenses:

Management fees	3,199,156	2,453,379

Registration fees	467,748	170,453

Transfer Agency fees	199,948	153,336

Custody, accounting and administrative services	110,160	113,523

Professional fees	109,099	108,959

Printing and mailing fees	67,702	33,041

Trustee fees	22,901	22,193

Shareholder meeting expense	19,361	4,827

Other	2,129	38,704
Subtotal	4,198,204	3,098,415
Class Specific Expenses:

Distribution and Service fees — Class A Shares	638,157	45,214

Cash Management Share fees	170,753	5

Service Share fees	123,897	2,484

Shareholder Administration Plan fees — Service Shares	123,897	2,484

Distribution fees — Cash Management Shares	102,452	3

Administration Share fees	91,068	759

Distribution fees — Class C Shares	244	282

Resource Share fees	53	13,468

Distribution fees — Resource Shares	16	4,041

Preferred Share fees	—	417

Premier Share fees	—	4

Capital Share fees	—	2

Total expenses	5,448,741	3,167,578

Less — expense reductions	(656,593)	(329,082)

Net expenses	4,792,148	2,838,496

NET INVESTMENT INCOME	$21,007,784	$11,096,792

Net realized gain from investment transactions	1,236,233	7,987

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,244,017	$11,104,779

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund		Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:
Net investment income	$21,007,784	$22,874,367	$11,096,792	$16,974,385
Net realized gain from investment transactions	1,236,233	65,956	7,987	7
Net increase in net assets resulting from operations	22,244,017	22,940,323	11,104,779	16,974,392

Distributions to shareholders:
From distributable earnings:
Class A Shares	(2,297,830)	(1,234,215)	(76,231)	(74,792)
Class C Shares	(63)	(142)	(39)	(35)
Class I Shares	(18,363,630)	(19,336,326)	(11,004,509)	(16,864,762)
Capital Shares	—	—	(10)	(17)
Service Shares	(314,654)	(44,257)	(4,489)	(14,435)
Preferred Shares	—	—	(1,884)	(820)
Select Shares	—	—	(10)	(33)
Administration Shares	(335,476)	(2,153,706)	(1,676)	(2,245)
Cash Management Shares	(138,019)	(154,020)	(6)	(10)
Premier Shares	—	—	(8)	(13)
Resource Shares	(72)	(183)	(7,929)	(17,222)
Total distributions to shareholders	(21,449,744)	(22,922,849)	(11,096,791)	(16,974,384)

From share transactions
Proceeds from sales of shares	4,020,278,618	2,562,005,279	2,567,445,330	1,938,594,915
Reinvestment of distributions	19,673,459	19,492,259	2,076,003	2,489,065
Cost of shares redeemed	(3,193,030,924)	(1,657,812,828)	(2,501,565,155)	(1,534,774,415)
Net increase in net assets resulting from share transactions	846,921,153	923,684,710	67,956,178	406,309,565
NET INCREASE	847,715,426	923,702,184	67,964,166	406,309,573

Net assets:
Beginning of year	1,569,563,745	645,861,561	1,464,167,085	1,057,857,512
End of year	$2,417,279,171	$1,569,563,745	$1,532,131,251	$1,464,167,085

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Money Market Fund — Class A Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.009	0.021	0.016	0.008	0.001

Net realized gain (loss)	0.001	— (b)	(0.003)	(0.002)	—	(b)

Total from investment operations	0.010	0.021	0.013	0.006	0.001

Distributions to shareholders from net investment income	(0.010)	(0.021)	(0.013)	(0.006)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.010)	(0.021)	(0.013)	(0.006)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.98%	2.14%	1.36%	0.62%	0.09%

Net assets, end of period (in 000’s)	$249,228	$169,451	$7,933	$563	$50

Ratio of net expenses to average net assets	0.42%	0.43%	0.43%	0.43%	0.43	%(e)

Ratio of total expenses to average net assets	0.46%	0.46%	0.54%	0.76%	5.13	%(e)

Ratio of net investment income to average net assets	0.88%	2.12%	1.59%	0.81%	0.16	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Money Market Fund — Class C Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.003	0.014	0.004	— (b)	—	(b)

Net realized gain	0.002	— (b)	0.002	0.001	—	(b)

Total from investment operations	0.005	0.014	0.006	0.001	—	(b)

Distributions to shareholders from net investment income	(0.005)	(0.014)	(0.006)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.005)	(0.014)	(0.006)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.46%	1.38%	0.60%	0.06%	0.05%

Net assets, end of period (in 000’s)	$53	$10	$10	$64	$50

Ratio of net expenses to average net assets	0.79%	1.18%	1.18%	1.02%	0.58	%(e)

Ratio of total expenses to average net assets	1.21%	1.21%	1.29%	1.51%	5.88	%(e)

Ratio of net investment income to average net assets	0.24%	1.38%	0.40%	0.04%	0.01	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Money Market Fund — Class I Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.011	0.024	0.017	0.009	0.002

Net realized gain (loss)	0.001	— (b)	(0.001)	— (b)	—	(b)

Total from investment operations	0.012	0.024	0.016	0.009	0.002

Distributions to shareholders from net investment income	(0.012)	(0.024)	(0.016)	(0.009)	(0.002)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.012)	(0.024)	(0.016)	(0.009)	(0.002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.22%	2.40%	1.61%	0.87%	0.24%

Net assets, end of period (in 000’s)	$2,025,657	$1,316,874	$504,770	$216,443	$10,679

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18%	0.18	%(e)

Ratio of total expenses to average net assets	0.21%	0.21%	0.29%	0.51%	4.88	%(e)

Ratio of net investment income to average net assets	1.11%	2.37%	1.68%	0.90%	0.41	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Money Market Fund — Service Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.018	0.009	0.004	—	(b)

Net realized gain	0.002	0.001	0.002	— (b)	—	(b)

Total from investment operations	0.008	0.019	0.011	0.004	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.019)	(0.011)	(0.004)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.008)	(0.019)	(0.011)	(0.004)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.78%	1.89%	1.11%	0.39%	0.05%

Net assets, end of period (in 000’s)	$56,453	$30,615	$11	$50	$50

Ratio of net expenses to average net assets	0.62%	0.68%	0.68%	0.68%	0.61	%(e)

Ratio of total expenses to average net assets	0.71%	0.71%	0.79%	1.01%	5.38	%(e)

Ratio of net investment income to average net assets	0.62%	1.75%	0.92%	0.36%	0.02	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Money Market Fund — Administration Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.009	0.021	0.014	0.007	0.001

Net realized gain (loss)	0.001	— (b)	(0.001)	(0.001)	—	(b)

Total from investment operations	0.010	0.021	0.013	0.006	0.001

Distributions to shareholders from net investment income	(0.010)	(0.021)	(0.013)	(0.006)	(0.001)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.010)	(0.021)	(0.013)	(0.006)	(0.001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.98%	2.14%	1.36%	0.62%	0.09%

Net assets, end of period (in 000’s)	$33,860	$31,188	$132,200	$100,351	$50

Ratio of net expenses to average net assets	0.42%	0.43%	0.43%	0.43%	0.43	%(e)

Ratio of total expenses to average net assets	0.46%	0.46%	0.54%	0.76%	5.13	%(e)

Ratio of net investment income to average net assets	0.90%	2.12%	1.37%	0.72%	0.16	%(e)

*	Commenced operations on January 29, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Money Market Fund — Cash Management Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.004	0.016	0.009	0.002	—	(b)

Net realized gain (loss)	0.002	— (b)	(0.001)	(0.001)	—	(b)

Total from investment operations	0.006	0.016	0.008	0.001	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.016)	(0.008)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.006)	(0.016)	(0.008)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.58%	1.58%	0.81%	0.15%	0.05%

Net assets, end of period (in 000’s)	$52,017	$21,414	$927	$91	$50

Ratio of net expenses to average net assets	0.76%	0.98%	0.98%	0.95%	0.62	%(e)

Ratio of total expenses to average net assets	1.01%	1.01%	1.09%	1.31%	5.68	%(e)

Ratio of net investment income to average net assets	0.38%	1.60%	0.88%	0.18%	0.01	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Money Market Fund — Resource Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.017	0.008	0.002	—	(b)

Net realized gain	— (b)	— (b)	0.002	0.001	—	(b)

Total from investment operations	0.007	0.017	0.010	0.003	—	(b)

Distributions to shareholders from net investment income	(0.007)	(0.017)	(0.010)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	—	(b)

Total distributions(c)	(0.007)	(0.017)	(0.010)	(0.003)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.67%	1.74%	0.96%	0.26%	0.05%

Net assets, end of period (in 000’s)	$11	$11	$11	$50	$50

Ratio of net expenses to average net assets	0.73%	0.81%	0.83%	0.82%	0.62	%(e)

Ratio of total expenses to average net assets	0.86%	0.86%	0.94%	1.16%	5.53	%(e)

Ratio of net investment income to average net assets	0.66%	1.75%	0.77%	0.22%	0.01	%(e)

*	Commenced operations on May 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Tax-Exempt Money Market Fund — Class A Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.005	0.012	0.008	0.004	—	(b)

Net realized gain	0.001	— (b)	— (b)	— (b)	—	(b)

Total from investment operations	0.006	0.012	0.008	0.004	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.012)	(0.008)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.006)	(0.012)	(0.008)	(0.004)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.55%	1.16%	0.78%	0.38%	0.01%

Net assets, end of period (in 000’s)	$16,678	$14,846	$2,296	$643	$10

Ratio of net expenses to average net assets	0.36%	0.43%	0.43%	0.43%	0.30	%(e)

Ratio of total expenses to average net assets	0.45%	0.45%	0.47%	0.54%	0.49	%(e)

Ratio of net investment income to average net assets	0.42%	1.11%	0.82%	0.35%	0.04	%(e)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

	Year Ended August 31,				Period Ended August 31, 2016*
Investor Tax-Exempt Money Market Fund — Class C Shares	2020	2019	2018	2017
Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.001	0.004	0.001	— (b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	0.001	—	(b)

Total from investment operations	0.001	0.004	0.001	0.001	—	(b)

Distributions to shareholders from net investment income	(0.001)	(0.004)	(0.001)	— (b)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.001)	(0.004)	(0.001)	(0.001)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.12%	0.41%	0.13%	0.07%	0.01%

Net assets, end of period (in 000’s)	$29	$9	$9	$9	$10

Ratio of net expenses to average net assets	0.55%	1.19%	1.06%	0.72%	0.31	%(e)

Ratio of total expenses to average net assets	1.20%	1.20%	1.22%	1.29%	1.24	%(e)

Ratio of net investment income to average net assets	0.14%	0.39%	0.15%	0.04%	0.04	%(e)

*	Commenced operations on March 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Class I Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.014	0.010	0.006	0.001

Net realized gain	— (b)	— (b)	— (b)	0.001	— (b)

Total from investment operations	0.007	0.014	0.010	0.007	0.001

Distributions to shareholders from net investment income	(0.007)	(0.014)	(0.010)	(0.006)	(0.001)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	— (b)

Total distributions(c)	(0.007)	(0.014)	(0.010)	(0.007)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.75%	1.42%	1.03%	0.63%	0.11%

Net assets, end of year (in 000’s)	$1,511,106	$1,444,641	$1,052,229	$924,326	$1,387,634

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18%	0.11%

Ratio of total expenses to average net assets	0.20%	0.20%	0.22%	0.29%	0.24%

Ratio of net investment income to average net assets	0.73%	1.40%	1.02%	0.57%	0.07%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Capital Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.010	0.017	0.013	0.003	—	(b)

Net realized gain	— (b)	— (b)	— (b)	0.002	—	(b)

Total from investment operations	0.010	0.017	0.013	0.005	—	(b)

Distributions to shareholders from net investment income	(0.010)	(0.017)	(0.013)	(0.004)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.010)	(0.017)	(0.013)	(0.005)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.62%	1.27%	0.88%	0.48%	0.04%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$886

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.33%	0.19%

Ratio of total expenses to average net assets	0.35%	0.35%	0.37%	0.44%	0.39%

Ratio of net investment income to average net assets	0.99%	1.69%	1.31%	0.30%	0.04%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Service Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.005	0.009	0.005	— (b)	—	(b)

Net realized gain (loss)	(0.001)	— (b)	— (b)	0.002	—	(b)

Total from investment operations	0.004	0.009	0.005	0.002	—	(b)

Distributions to shareholders from net investment income	(0.004)	(0.009)	(0.005)	(0.001)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.004)	(0.009)	(0.005)	(0.002)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.39%	0.91%	0.53%	0.15%	0.01%

Net assets, end of year (in 000’s)	$818	$2,102	$836	$841	$58,173

Ratio of net expenses to average net assets	0.56%	0.68%	0.68%	0.63%	0.21%

Ratio of total expenses to average net assets	0.70%	0.70%	0.72%	0.79%	0.74%

Ratio of net investment income to average net assets	0.45%	0.91%	0.52%	0.04%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Preferred Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.005	0.013	0.009	0.005	0.001

Net realized gain	0.002	— (b)	— (b)	0.001	— (b)

Total from investment operations	0.007	0.013	0.009	0.006	0.001

Distributions to shareholders from net investment income	(0.007)	(0.013)	(0.009)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	— (b)

Total distributions(c)	(0.007)	(0.013)	(0.009)	(0.006)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.66%	1.32%	0.93%	0.53%	0.06%

Net assets, end of year (in 000’s)	$91	$61	$68	$37	$46

Ratio of net expenses to average net assets	0.26%	0.28%	0.28%	0.28%	0.13%

Ratio of total expenses to average net assets	0.30%	0.30%	0.32%	0.39%	0.34%

Ratio of net investment income to average net assets	0.45%	1.31%	0.93%	0.48%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Select Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.010	0.016	0.009	0.006	0.001

Net realized gain	— (b)	— (b)	0.001	— (b)	— (b)

Total from investment operations	0.010	0.016	0.010	0.006	0.001

Distributions to shareholders from net investment income	(0.010)	(0.016)	(0.010)	(0.005)	(0.001)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	— (b)

Total distributions(c)	(0.010)	(0.016)	(0.010)	(0.006)	(0.001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.72%	1.39%	1.00%	0.60%	0.09%

Net assets, end of year (in 000’s)	$1	$1	$3	$5,401	$—

Ratio of net expenses to average net assets	0.18%	0.18%	0.21%	0.21%	0.11%

Ratio of total expenses to average net assets	0.23%	0.23%	0.25%	0.32%	0.27%

Ratio of net investment income to average net assets	0.97%	1.50%	0.95%	0.62%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Administration Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.012	0.008	0.003	—	(b)

Net realized gain	— (b)	— (b)	— (b)	0.001	—	(b)

Total from investment operations	0.006	0.012	0.008	0.004	—	(b)

Distributions to shareholders from net investment income	(0.006)	(0.012)	(0.008)	(0.003)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.006)	(0.012)	(0.008)	(0.004)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.55%	1.16%	0.78%	0.38%	0.01%

Net assets, end of year (in 000’s)	$305	$298	$2	$3,575	$13,041

Ratio of net expenses to average net assets	0.37%	0.43%	0.43%	0.43%	0.18%

Ratio of total expenses to average net assets	0.45%	0.45%	0.47%	0.54%	0.49%

Ratio of net investment income to average net assets	0.55%	1.18%	0.75%	0.30%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Cash Management Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.004	0.010	0.002	— (b)	—	(b)

Net realized gain	0.001	— (b)	0.001	0.001	—	(b)

Total from investment operations	0.005	0.010	0.003	0.001	—	(b)

Distributions to shareholders from net investment income	(0.005)	(0.010)	(0.003)	— (b)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.005)	(0.010)	(0.003)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.22%	0.61%	0.24%	0.09%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$54	$1

Ratio of net expenses to average net assets	0.66%	0.90%	0.96%	0.77%	0.12%

Ratio of total expenses to average net assets	1.00%	1.00%	1.02%	1.09%	1.04%

Ratio of net investment income to average net assets	0.54%	0.96%	0.24%	0.01%	0.37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Premier Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.013	0.010	0.004	—	(b)

Net realized gain (loss)	0.001	— (b)	— (b)	(0.001)	—	(b)

Total from investment operations	0.008	0.013	0.010	0.003	—	(b)

Distributions to shareholders from net investment income	(0.008)	(0.013)	(0.010)	(0.002)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.008)	(0.013)	(0.010)	(0.003)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.49%	1.06%	0.68%	0.29%	0.01%

Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1

Ratio of net expenses to average net assets	0.43%	0.54%	0.54%	0.47%	0.12%

Ratio of total expenses to average net assets	0.55%	0.55%	0.57%	0.64%	0.59%

Ratio of net investment income to average net assets	0.75%	1.32%	0.95%	0.43%	0.37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued)

	Year Ended August 31,
Investor Tax-Exempt Money Market Fund — Resource Shares	2020	2019	2018	2017	2016
Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.003	0.008	0.004	— (b)	—	(b)

Net realized gain	— (b)	— (b)	— (b)	0.001	—	(b)

Total from investment operations	0.003	0.008	0.004	0.001	—	(b)

Distributions to shareholders from net investment income	(0.003)	(0.008)	(0.004)	— (b)	—	(b)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	(0.001)	—	(b)

Total distributions(c)	(0.003)	(0.008)	(0.004)	(0.001)	—	(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	0.30%	0.76%	0.37%	0.08%	0.01%

Net assets, end of year (in 000’s)	$3,101	$2,206	$2,412	$3,731	$6,469

Ratio of net expenses to average net assets	0.61%	0.83%	0.83%	0.73%	0.20%

Ratio of total expenses to average net assets	0.85%	0.85%	0.87%	0.94%	0.89%

Ratio of net investment income to average net assets	0.29%	0.75%	0.36%	0.02%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market	Class A, Class C, Class I, Service, Administration, Cash Management, and Resource	Diversified
Investor Tax-Exempt Money Market	Class A, Class C, Class I, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, and Resource	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

31

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

32

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2020, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets, as set forth below.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares, as set forth below.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of the Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

33

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2020

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2020, Goldman Sachs has advised that it did not retain any CDSCs with respect to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 27, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Class A Shares	Class C Shares		Class I Shares	Capital Shares(a)	Service Shares		Preferred Shares(a)	Select Shares(a)	Administration Shares	Cash Management Shares		Premier Shares(b)	Resource Shares
Management Fee	0.16%	0.16%		0.16%	0.16%	0.16%		0.16%	0.16%	0.16%	0.16%		0.16%	0.16%
Administration, Service and/or Shareholder Administration Fees	N/A	0.25		N/A	0.15	0.25		0.10	0.03	0.25	0.50		0.35	0.50
Distribution and/or Service (12b-1) Fees	0.25	0.75	(c)	N/A	N/A	0.25	(b)	N/A	N/A	N/A	0.30	(c)	N/A	0.15	(c)
Transfer Agency Fee	0.01	0.01		0.01	0.01	0.01		0.01	0.01	0.01	0.01		0.01	0.01

N/A	– Fees not applicable to respective share class
(a)	Tax-Exempt Money Market Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.

34

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

From March 24, 2020 to March 27, 2020, the investment adviser implemented a voluntary temporary fee waiver equal annually to 0.16% of the average daily net assets of the Investor Money Market Fund.

During the fiscal year ended August 31, 2020, GSAM and Goldman Sachs (as applicable) agreed to waive all or a portion of the management fees and respective class-specific fees described above attributable to the Funds. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended August 31, 2020, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Custody Fee Reduction	Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$22	$134	$1	$500	$657
Investor Tax-Exempt Money Market	21	29	7	272	329

For the fiscal year ended August 31, 2020, the net effective management fee rate for each of the Funds was 0.16%.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended August 31, 2020, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$42,615,000	$75,953,750	$(4,200)
Investor Tax-Exempt Money Market	631,880,000	408,025,000	—

As of August 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Class A Shares	Class C Shares	Class I Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares
Investor Money Market	—	20%	—	—	—	—	—	—	—	—	100%
Investor Tax-Exempt Money Market	—	32%	—	100%	—	—	100%	—	100%	100%	—

I.  Line of Credit Facility — As of August 31, 2020, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2020, the Funds did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

35

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2020

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$21,449,744	$95,585
Tax-Exempt income	—	11,001,206
Total distributions	$21,449,744	$11,096,791

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$22,922,849	$9,551
Tax-Exempt income	—	16,964,833
Total distributions	$22,922,849	$16,974,384

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Investor Money Market	Investor Tax-Exempt Money Market
Undistributed ordinary income — net	$854,791	$970
Undistributed Tax Exempt income — net	—	17,020
Undistributed long-term capital gains	—	367
Total undistributed earnings	$854,791	$18,357
Timing differences (Distribution Payable)	$(26,894)	$(17,048)
Unrealized gains (losses) — net	$(37)	$—
Total accumulated earnings (losses) — net	$827,860	$1,309

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

36

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily. monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investment resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on

37

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2020

6. OTHER RISKS (continued)

any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Change in Fiscal Year End — At a meeting held on August 18 – 19, 2020, the Trustees approved a change of the Funds’ fiscal year end from August 31 to November 30, effective September 1, 2020.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

Class A Shares
Shares sold	397,334,164	233,206,163
Reinvestment of distributions	2,296,684	1,234,169
Shares redeemed	(319,934,660)	(72,924,150)
	79,696,188	161,516,182

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Money Market Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

Class C Shares
Shares sold	57,382	—
Reinvestment of distributions	60	141
Shares redeemed	(15,154)	—
	42,288	141
Class I Shares
Shares sold	3,317,488,991	2,044,394,288
Reinvestment of distributions	16,633,231	16,005,984
Shares redeemed	(2,626,006,125)	(1,248,311,787)
	708,116,097	812,088,485
Service Shares
Shares sold	152,624,789	51,047,061
Reinvestment of distributions	309,238	44,251
Shares redeemed	(127,114,736)	(20,486,954)
	25,819,291	30,604,358
Administration Shares
Shares sold	60,612,773	143,845,234
Reinvestment of distributions	298,507	2,074,710
Shares redeemed	(58,250,110)	(246,931,728)
	2,661,170	(101,011,784)
Cash Management Shares
Shares sold	92,160,519	89,512,534
Reinvestment of distributions	135,668	132,823
Shares redeemed	(61,710,139)	(69,158,210)
	30,586,048	20,487,147
Resource Shares
Shares sold	—	—
Reinvestment of distributions	71	181
Shares redeemed	—	—
	71	181

NET INCREASE IN SHARES	846,921,153	923,684,710

39

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2020

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019

Class A Shares
Shares sold	39,422,787	30,165,331
Reinvestment of distributions	76,182	74,748
Shares redeemed	(37,666,872)	(17,690,238)
	1,832,097	12,549,841
Class C Shares
Shares sold	81,993	—
Reinvestment of distributions	37	37
Shares redeemed	(62,543)	—
	19,487	37
Class I Shares
Shares sold	2,514,777,537	1,897,694,232
Reinvestment of distributions	1,987,323	2,390,808
Shares redeemed	(2,450,307,364)	(1,507,672,416)
	66,457,496	392,412,624
Capital Shares
Shares sold	—	—
Reinvestment of distributions	6	13
Shares redeemed	—	—
	6	13
Service Shares
Shares sold	1,562,721	1,989,188
Reinvestment of distributions	2,073	4,908
Shares redeemed	(2,849,099)	(728,127)
	(1,284,305)	1,265,969
Preferred Shares
Shares sold	1,100,394	6,422
Reinvestment of distributions	1,436	14
Shares redeemed	(1,071,605)	(13,502)
	30,225	(7,066)
Select Shares
Shares sold	—	—
Reinvestment of distributions	8	30
Shares redeemed	—	(2,177)
	8	(2,147)
Administration Shares
Shares sold	5,100	946,528
Reinvestment of distributions	1,674	1,970
Shares redeemed	(50)	(652,497)
	6,724	296,001
Premier Shares
Shares sold	—	—
Reinvestment of distributions	5	10
Shares redeemed	—	—
	5	10
Cash Management Shares
Shares sold	—	10
Reinvestment of distributions	2	7
Shares redeemed	—	(10)
	2	7
Resource Shares
Shares sold	10,494,798	7,793,204
Reinvestment of distributions	7,257	16,520
Shares redeemed	(9,607,622)	(8,015,448)
	894,433	(205,724)

NET INCREASE IN SHARES	67,956,178	406,309,565

40

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

41

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Class A Shares, Class C Shares, Class I Shares, Service Shares, Preferred Shares, Select Shares, Administration Shares, Cash Management Shares, Premier Shares, or Resource Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Class I Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Resource Shares, Cash Management Shares, Class A Shares, or Class C Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund
Share Class	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020		Expenses Paid for the 6 months ended 8/31/2020*
Class A Shares
Actual	$1,000.00	$1,001.86		$2.06
Hypothetical 5% return	1,000.00	1,023.08	+	2.08
Class C Shares
Actual	1,000.00	1,000.36		3.37
Hypothetical 5% return	1,000.00	1,021.77	+	3.40
Class I Shares
Actual	1,000.00	1,003.03		0.91
Hypothetical 5% return	1,000.00	1,024.23	+	0.92
Service Shares
Actual	1,000.00	1,001.08		2.92
Hypothetical 5% return	1,000.00	1,022.22	+	2.95
Administration Shares
Actual	1,000.00	1,001.86		2.06
Hypothetical 5% return	1,000.00	1,023.08	+	2.08
Cash Management Shares
Actual	1,000.00	1,000.56		3.17
Hypothetical 5% return	1,000.00	1,021.97	+	3.20
Resource Shares
Actual	1,000.00	1,000.78		3.12
Hypothetical 5% return	1,000.00	1,022.02	+	3.15

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Class I Shares	Service Shares	Administrative Shares	Cash Management Shares	Resource Shares
Investor Money Market Fund	0.42%	0.79%	0.18%	0.62%	0.42%	0.76%	0.73%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

42

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2020 (Unaudited) (continued)

	Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020		Expenses Paid for the 6 months ended 8/31/2020*
Class A Shares
Actual	$1,000.00	$1,001.65		$1.66
Hypothetical 5% return	1,000.00	1,023.48	+	1.68
Class C Shares
Actual	1,000.00	1,000.77		2.21
Hypothetical 5% return	1,000.00	1,022.92	+	2.24
Class I Shares
Actual	1,000.00	1,002.35		0.91
Hypothetical 5% return	1,000.00	1,024.23	+	0.92
Capital Shares
Actual	1,000.00	1,001.86		0.91
Hypothetical 5% return	1,000.00	1,024.23	+	0.92
Service Shares
Actual	1,000.00	1,001.30		1.96
Hypothetical 5% return	1,000.00	1,023.18	+	1.98
Preferred Shares
Actual	1,000.00	1,001.98		1.26
Hypothetical 5% return	1,000.00	1,023.88	+	1.27
Select Shares
Actual	1,000.00	1,002.22		0.91
Hypothetical 5% return	1,000.00	1,024.23	+	0.92
Administration Shares
Actual	1,000.00	1,001.65		1.61
Hypothetical 5% return	1,000.00	1,023.53	+	1.63
Cash Management Shares
Actual	1,000.00	1,000.97		2.06
Hypothetical 5% return	1,000.00	1,023.08	+	2.08
Premier Shares
Actual	1,000.00	1,001.49		1.66
Hypothetical 5% return	1,000.00	1,023.48	+	1.68
Resource Shares
Actual	1,000.00	1,001.13		2.01
Hypothetical 5% return	1,000.00	1,023.13	+	2.03

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Class I Shares	Capital Shares	Service Shares	Preferred Shares	Select Shares	Administrative Shares	Cash Management Shares	Premier Shares	Resource Shares
Investor Tax-Exempt Money Market Fund	0.36%	0.55%	0.18%	0.18%	0.56%	0.26%	0.18%	0.37%	0.66%	0.43%	0.61%
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

43

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They noted that, although the Funds had operated in a generally challenging yield environment since 2009, yields had improved through early 2020 (prior to market disruptions related to the COVID-19 pandemic) partly as a result of actions by the U.S. Federal

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Reserve, including a series of interest rate increases in 2019, which enabled reductions of the amount of fees waived and/or reimbursed by the Investment Adviser in recent periods. They also acknowledged the uncertainty of the future interest rate environment, including the U.S. Federal Reserve’s recent indications that, after lowering interest rates twice in March 2020, it will likely not raise interest rates through 2022 in response to the economic impacts of the COVID-19 pandemic. The Trustees considered that, during the relevant period, the Investment Adviser had reimbursed expenses for the Funds, in order to maintain competitive yields. The Trustees also considered that each Fund had maintained a stable net asset value per share. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”), the Funds’ transfer agent, had reimbursed expenses for the Funds in order to maintain competitive yields. They also acknowledged the growth of the Money Market funds, in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2021.

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Funds to the extent such expenses exceed a specified percentage of each Funds’ net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

48

GOLDMAN SACHS TRUST

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con- Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

49

GOLDMAN SACHS TRUST

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

50

GOLDMAN SACHS TRUST

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Investor Money Market Funds — Tax Information (Unaudited)

During the year ended August 31, 2020, 99.14% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the fiscal year ended August 31, 2020, 62.20% of the net investment company taxable income distributions paid by the Investor Money Market Fund were designated as either interest-related dividends or short-term capital gain pursuant to Section 871(k) of the Internal Revenue Code.

51

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund
∎	Clean Energy Income Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman Sachs & Co. LLC.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co. LLC by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2020 Goldman Sachs. All rights reserved. 218136-OTU-1285244 IMMITEMMAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Strategic Factor Allocation Fund

It is our intention that beginning on January 1, 2021, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders. If you hold shares of the Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Portfolio’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Strategic Factor Allocation Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional, Class P and Class R6 Shares generated average annual total returns of 11.11%, 11.03% and 11.12%, respectively. This compares to the 14.62% average annual total return of the Portfolio’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period. The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated average annual total returns of 21.87% and 6.46%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	During the Reporting Period, the spread of COVID-19, global economic growth data, central bank monetary policy and geopolitics most influenced the financial markets and the Portfolio. Both U.S. equities and the fixed income markets overall generated positive returns, with U.S. equities significantly outperforming fixed income.

U.S. equities inched higher as the Reporting Period began in September 2019, supported by the increasingly accommodative monetary policy of the U.S. Federal Reserve (“Fed”), highlighted by quarter-point short-term interest rate cuts in both July and September 2019. In addition, investors appeared confident that corporate earnings — while decelerating from the levels of 2018 — would remain in positive territory. However, these tailwinds were largely offset by the combination of slowing global economic growth, the ongoing trade dispute between the U.S. and China and the initiation of a formal impeachment investigation against the U.S. President in late September. In the fourth quarter of 2019, stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market evidenced by the U.S. adding more than 200,000 jobs in November, double the break-even pace of long-term job growth. These developments, along with a third short-term interest rate cut by the Fed at the end of October, helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and less drag of a trade war fended off imminent recession risk.

In a sharp and quick turnaround, U.S. equities sold off dramatically in the first quarter of 2020, as rising cases of COVID-19 caused non-essential businesses to close. The new calendar year actually began on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 made it clear the impact of the pandemic would be widespread. As containment efforts led to a gradual shutdown of the global economy, investors began to factor severe weakness in both economic growth and corporate earnings. In the U.S., jobless claims increased to 6.6 million, and non-farm payrolls decreased by 701,000 for the month of March 2020. In addition, crude oil prices fell, as supply increased and demand declined. The resulting equity market sell-off gained steam through March, as investors fled higher risk assets and rotated into perceived safe havens, such as U.S. Treasuries. The downturn reached its nadir on March 23rd, at which point the major U.S. equity indices had given up all of the gains of the past three calendar years. U.S. equities subsequently recovered in the final days of the quarter, as the government and Fed responded with aggressive economic stimulus. The Fed cut short-term interest rates to near-zero and announced a wide range of new lending facilities and asset purchase programs. The U.S. Congress passed a $2.2 trillion stimulus package. Still,

1

PORTFOLIO RESULTS

market volatility remained high, and the first quarter of 2020 was the weakest calendar quarter since 2008 and the worst first-quarter return in history for U.S. equities.

The U.S. equity market appreciated strongly in the second quarter of 2020, generally posting double-digit gains, despite a surge in COVID-19 cases in regional pockets of the U.S., causing local governments to pause reopening plans and revisit previous lockdown measures. Positive market sentiment was buoyed by better than consensus expected economic data, such as non-farm payrolls increasing 7.3 million during May and June, driving the unemployment rate down to 11.1% as compared to 14.7% in April 2020. Still, other data showed the longest economic expansion in American history was over. In June, the National Bureau of Economic Research declared the U.S. economic recession had officially begun in February 2020.

Even with this economic news, U.S. equity markets continued to perform well in July and August 2020. In July, U.S. equity markets were supported by the release of positive test data from multiple COVID-19 vaccine candidates, despite headwinds caused by rising cases in various hotspots around the country. Stocks also benefited from the proposal of a $1 trillion COVID-19 relief bill and a strong corporate earnings season that showed sequential improvement in demand and operational trends. Although there were fears about slowing high-frequency economic indicators during the month, the July unemployment rate was reported at 10.2% with non-farm payrolls increasing 1.76 million. In August, U.S. equity markets were supported by an improved COVID-19 outlook, with hospitalizations and infections decreasing in many hotspots around the country. Stocks also continued to benefit from the results of a strong second quarter 2020 corporate earnings season that showed better demand trends and significant beats against lower consensus earnings expectations. The biggest headwind during August was the stalemate between Democrats and Republicans around a new COVID-19 relief package, though U.S. equity markets appeared largely unaffected. The market was boosted by improving economic data, with the August unemployment rate coming in at 8.4% and non-farm payrolls increasing by 1.37 million. There appeared to be a disconnect between U.S. equity market performance and the Bureau of Economic Analysis’ news release at the end of August that showed U.S. real gross domestic product (“GDP”) decreased at an annual rate of 31.7% in the second quarter of 2020. In the first quarter of 2020, real U.S. GDP had decreased 5.0%.

As for the fixed income markets, the performance of spread, or non-government bond, sectors was rather flat in September 2019, when the Reporting Period started, as global central bank monetary easing gained momentum. The Fed lowered short-term interest rates and announced it would stop trimming its balance sheet. Meanwhile, the European Central Bank (“ECB”) delivered a package that included a rate cut, resumption of asset purchases, stronger forward guidance and a tiering mechanism for bank deposits subject to negative interest rates. Elsewhere, the Bank of England and Sweden’s Riksbank kept their respective monetary policies unchanged, while Norway’s Norges Bank — a notable hawkish exception among G10 central banks — delivered a 25 basis point rate hike. (Hawkish tends to suggest higher interest rates; opposite of dovish. Also known as the Group of 10, the G10 are actually a group of 11 industrialized nations that include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the U.K. and the U.S. A basis point is 1/100th of a percentage point.) Also, in September 2019, emerging markets monetary policy was broadly dovish, most notably in Turkey where its central bank lowered interest rates.

During the fourth quarter of 2019, spread sectors posted gains. Accommodative central bank policy, improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K., and the announcement of an agreement in principle for a “Phase One” trade deal between the U.S. and China bolstered spread sector performance. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016. Near the end of October 2019, the Fed cut short-term interest rates and replaced a comment in its statement to “act as appropriate” with a more neutral comment that indicated its policy path would be dependent on the evolution of data and trade developments. In Europe, the first public address by new ECB president Christine Lagarde pointed to policy continuity, as it called for “a new European policy mix” that includes fiscal policy, which she believes could enable monetary policy to achieve its goal “faster and with fewer side effects.”

In the first quarter of 2020, spread sectors, with the exception of mortgage-backed securities, recorded negative returns. January began with improving macroeconomic data but also with heightened geopolitical uncertainty due to U.S.-Iran tensions. In the second half of the month, investor sentiment was challenged by concerns that Chinese and global economic growth could slow due to the outbreak in China of COVID-19. Although risk-off investor sentiment, or reduced risk appetite, eased in early February, it resurfaced later in the month on news of an uptick in COVID-19 cases outside

2

PORTFOLIO RESULTS

of China. Investor sentiment quickly worsened in March, as governments around the world initiated shutdowns and quarantines to stem what had by then become a pandemic. Global central banks indicated their willingness to use monetary policy to address market volatility and economic conditions. In early March, the Fed cut the target federal funds rate by 50 basis points to a range of between 1.00% and 1.25%, citing “evolving” risks to U.S. economic activity from COVID-19. Then, on March 15th, the Fed slashed the target federal funds rate to near zero. Other G10 banks, except for Sweden’s Riksbank, reduced their policy rates or held them at all-time lows. Quantitative easing measures were resumed in the U.S., the U.K. and Sweden, expanded in Europe and Japan, and commenced in Australia, Canada and New Zealand. New policy measures were also launched, with the goal of easing stresses in corporate bond markets. Meanwhile, many governments began to make use of fiscal policy to stem supply-side shocks. Several announced large fiscal measures, which included direct support for health care efforts. Many of the measures also sought to provide income support to individuals, assistance to households, small businesses and larger companies, and loan guarantees. Finally, a sharp drop in crude oil prices during March 2020 added to market volatility. Early in the month, a dispute between Russia and the Organization of the Petroleum Exporting Countries, also known as OPEC, led Saudi Arabia to lower the price at which it sold crude oil.

During the second quarter of 2020, spread sectors produced positive returns, supported by improving economic data and accommodative monetary and fiscal policy. When the quarter began in April, the broad fixed income market continued to experience bouts of volatility based on economic developments, including data that showed sharp declines in global economic activity, and COVID-19 related headlines. In May, ongoing central bank liquidity, better economic data and market optimism around the reopening of economies sparked a significant rally in risk assets, including corporate credit. Investors appeared to be looking beyond risks such as deteriorating U.S.-China relations and civil unrest and nationwide protests in the U.S. At the start of June, renewed COVID-19 case growth in the U.S. and in various other developed economies increased risk-off sentiment. However, survey and economic activity data rebounded from April’s record low levels, boosting the performance of risk assets overall. Central banks continued to demonstrate their willingness to expand policy parameters to support labor markets and to use quantitative easing to facilitate fiscal expansion as well as to underpin more segments of the financial markets. In June, the ECB expanded and extended its quantitative easing program, while the Fed removed a requirement for issuers to “opt-in” to its secondary market corporate credit facility.

In July 2020, spread sectors continued to benefit from accommodative monetary policies as well as from the European Union’s adoption of a €750 billion European Union Recovery Fund, stronger than consensus expected second quarter corporate earnings, and progress on COVID-19 vaccine development. However, spread sectors continued to experience episodes of risk-off sentiment, which were driven by headlines about rising COVID-19 cases, increasing U.S.-China tensions, and limited progress in the U.S. Congress on a fourth fiscal stimulus package. As a result, the 10-year U.S. Treasury yield fell to an all-time low during July, gold prices rose to new highs, and the U.S. dollar experienced its worst monthly decline in a decade. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of COVID-19. The Fed did extend its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets. In the Eurozone, the European Union Recovery Fund reduced political tail risks. (Tail risk is the chance of a loss occurring due to a rare event, as predicted by a probability distribution.)

Spread sectors continued to produce gains in August 2020, bolstered by improving economic data, accommodative monetary policy developments and COVID-19 vaccine progress. During the annual Jackson Hole symposium at the end of the month, Fed Chair Jerome Powell unveiled the conclusions of the Federal Open Market Committee’s monetary policy framework review. The main outcome was the adoption of flexible average inflation targeting. In other words, the Fed said it would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time.

Q	What were the primary contributors to and detractors from the Portfolio’s performance during the Reporting Period?

A

The Portfolio seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes

3

PORTFOLIO RESULTS

and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include, but are not limited to, Equity, Term, Flow and Volatility. The QIS Team implements the Strategic Allocation by investing in derivatives and pooled investment vehicles, including, but not limited to, investment companies, including exchange-traded funds (“ETFs”) (the “Underlying Funds”) and exchange-traded notes (“ETNs”). The Underlying Funds may include affiliated investment companies. The Strategic Allocation may also be implemented by investing in any one or a combination of the following asset classes: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”); and (iii) foreign exchange contracts.

During the Reporting Period, the Strategic Allocation detracted overall from the Portfolio’s performance. In relative terms, the Equity, Term and Flow factors hurt returns, while the Volatility factor contributed positively. On an absolute basis, the Equity, Term and Volatility factors added to performance, while the Flow factor detracted from results. The Equity factor seeks to capture the premium associated with equity risk. The Term factor seeks to capture the premium associated with interest rate and inflation risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.)

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the beginning of the Reporting Period, the Portfolio maintained equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Canadian dollar, New Zealand dollar and euro. It held short positions relative to the U.S. dollar in the British pound and Japanese yen. The Portfolio did not hold positions versus the U.S. dollar in the Australian dollar and Swiss franc at the start of the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Portfolio employed listed equity index options and equity index futures to implement views on the U.S. equity market, which had a positive impact on performance. It used bond futures to express views on the U.S. fixed income market, which had a positive impact on returns. In addition, forward foreign currency exchange contracts, which were used to take long and short positions in select developed markets currencies, had a negative impact overall on the Portfolio’s results during the Reporting Period.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	There were no changes to the Portfolio’s portfolio management team during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Portfolio maintained equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options, listed U.S. fixed income options and U.S. fixed income. In terms of currencies, it held long positions versus the U.S. dollar in the Australian dollar and the New Zealand dollar. It held short positions relative to the U.S. dollar in the Canadian dollar, euro and Swiss franc. The Portfolio did not hold positions versus the U.S. dollar in the British pound or Japanese yen at the end of the Reporting Period.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Strategic Allocation as it seeks long-term total return.

4

PORTFOLIO BASICS

Strategic Factor Allocation Fund

as of August 31, 2020

HOLDINGS AS OF 8/31/20[1]

Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund — Institutional Shares	78.4%	Investment Companies

[1]	The holdings may not be representative of the Portfolio’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

5

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on May 31, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Strategic Factor Allocation Composite Index, which is comprised of 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Factor Allocation Fund Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2016 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Since Inception
Institutional (Commenced May 31, 2016)	11.11%	7.22%

Class R6 (Commenced December 29, 2017)	11.12%	6.18%

Class P (Commenced April 17, 2018)	11.03%	8.07%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Index Definitions

The Strategic Factor Allocation Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.

The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

7

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

August 31, 2020

Shares	Dividend Rate	Value

Investment Company(a) – 78.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,268,839,085	0.027%	$1,268,839,085
(Cost $1,268,839,085)

TOTAL INVESTMENTS – 78.4%
(Cost $1,268,839,085)		$1,268,839,085

OTHER ASSETS IN EXCESS OF LIABILITIES – 21.6%		350,215,583

NET ASSETS – 100.0%		$1,619,054,668

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	72,490,000	USD	51,833,085	09/23/20	$1,636,401
	CAD	139,380,000	USD	105,558,160	09/23/20	1,307,250
	NZD	37,690,000	USD	24,576,688	09/23/20	810,387
	USD	1,957,743	AUD	2,650,000	09/23/20	3,072
	USD	135,624,119	CAD	176,820,000	09/23/20	52,719
	USD	60,056,168	CHF	54,210,000	09/23/20	44,530

TOTAL						$3,854,359

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	22,760,000	USD	27,193,762	09/23/20	$(19,111)
	JPY	11,620,910,000	USD	109,814,768	09/24/20	(59,962)
	USD	53,814,517	CHF	49,050,000	09/23/20	(484,890)
	USD	55,136,077	EUR	46,760,000	09/23/20	(693,741)
	USD	109,686,277	JPY	11,620,910,000	09/24/20	(68,530)

TOTAL						$(1,326,234)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	5,557	09/18/20	$972,169,365	$61,533,796
Ultra Long U.S. Treasury Bonds	1,317	12/21/20	290,933,531	(1,900,650)

Total				$59,633,146

Short position contracts:
20 Year U.S. Treasury Bonds	(526)	12/21/20	(92,428,062)	381,119

TOTAL FUTURES CONTRACTS				$60,014,265

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2020, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Puts
U.S. Treasury Bonds	$171.00	09/25/2020	(510)	$(510,000)	$(175,312)	$(174,338)	$(974)
U.S. Treasury Bonds	173.00	09/25/2020	(494)	(494,000)	(424,531)	(269,213)	(155,318)
U.S. Treasury Bonds	176.00	09/25/2020	(487)	(487,000)	(859,860)	(439,779)	(420,081)

TOTAL			(1,491)	$(1,491,000)	$(1,459,703)	$(883,330)	$(576,373)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	$2,200.00	09/02/2020	310	$31,000	$775	$28,975	$(28,200)
S&P 500 Index	3,110.00	09/02/2020	646	64,600	14,535	57,235	(42,700)
S&P 500 Index	2,150.00	09/04/2020	259	25,900	647	31,274	(30,627)
S&P 500 Index	2,200.00	09/04/2020	279	27,900	697	26,008	(25,311)
S&P 500 Index	2,200.00	09/08/2020	387	38,700	1,935	27,153	(25,218)
S&P 500 Index	2,200.00	09/11/2020	255	25,500	3,188	33,010	(29,822)
S&P 500 Index	2,250.00	09/11/2020	361	36,100	4,512	34,525	(30,013)
S&P 500 Index	2,300.00	09/11/2020	324	32,400	4,860	34,263	(29,403)
S&P 500 Index	2,350.00	09/11/2020	307	30,700	5,373	32,662	(27,289)
S&P 500 Index	2,200.00	09/18/2020	612	61,200	29,071	65,636	(36,565)
S&P 500 Index	2,210.00	09/18/2020	687	68,700	32,633	67,003	(34,370)
S&P 500 Index	2,220.00	09/18/2020	362	36,200	17,195	30,669	(13,474)
S&P 500 Index	2,250.00	09/25/2020	993	99,300	114,195	135,652	(21,457)
S&P 500 Index	2,300.00	09/25/2020	228	22,800	29,640	34,805	(5,165)
S&P 500 Index	2,270.00	09/30/2020	202	20,200	33,835	28,418	5,417
S&P 500 Index	2,280.00	09/30/2020	229	22,900	39,502	34,491	5,011

Total purchased option contracts			6,441	$644,100	$332,593	$701,779	$(369,186)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments (continued)

August 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Puts
S&P 500 Index	$3,180.00	09/02/2020	(1,543)	$(154,300)	$(42,433)	$(197,504)	$155,071
S&P 500 Index	3,215.00	09/02/2020	(1,528)	(152,800)	(49,660)	(210,864)	161,204
S&P 500 Index	3,135.00	09/04/2020	(1,525)	(152,500)	(91,500)	(105,225)	13,725
S&P 500 Index	3,265.00	09/04/2020	(1,564)	(156,400)	(203,320)	(139,196)	(64,124)

Total written option contracts			(6,160)	$(616,000)	$(386,913)	$(652,789)	$265,876

TOTAL			281	$28,100	$(54,320)	$48,990	$(103,310)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments of affiliated issuers, at value (cost $1,268,839,085)	$1,268,839,085

Purchased options, at value (premium paid $701,779)	332,593

Cash	43,731,083

Unrealized gain on forward foreign currency exchange contracts	3,854,359

Receivables:

Collateral on certain derivative contracts(a)	315,837,404

Portfolio shares sold	1,170,325

Investments sold	139,196

Dividends	86,165

Other assets	23,279

Total assets	1,634,013,489

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	1,326,234

Written option contracts, at value (premium received $1,536,119)	1,846,616

Variation margin on futures contracts	10,358,909

Payables:

Management fees	844,269

Portfolio shares redeemed	174,214

Investments purchased	120,656

Transfer Agency fees	40,571

Accrued expenses	247,352

Total liabilities	14,958,821

Net Assets:

Paid-in capital	1,492,820,481

Total distributable earnings	126,234,187
NET ASSETS	$1,619,054,668
Net Assets:
Institutional	$3,012,812
Class R6	11,748
Class P	1,616,030,108
Total Net Assets	$1,619,054,668
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	251,410
Class R6	990
Class P	136,275,379
Net asset value, offering and redemption price per share:
Institutional	$11.98
Class R6	11.87
Class P	11.86

(a)	Includes amounts segregated for initial margin requirements and/or collateral on futures, options and forward foreign currency exchange contract transactions of $82,581,649, $226,935,755 and $6,320,000, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended August 31, 2020

Investment income:

Dividends — affiliated issuers	$12,843,762

Interest	212,515

Total investment income	13,056,277

Expenses:

Management fees	11,666,289

Transfer Agency fees(a)	467,024

Custody, accounting and administrative services	194,323

Professional fees	131,040

Registration fees	87,760

Printing and mailing costs	51,100

Trustee fees	21,449

Prime Broker Fees	20,198

Shareholder meeting expense	6,946

Other	33,121

Total expenses	12,679,250

Less — expense reductions	(2,032,656)

Net expenses	10,646,594

NET INVESTMENT INCOME	2,409,683

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Purchased options	(2,291,551)

Futures contracts	110,161,942

Written options	(1,520,441)

Forward foreign currency exchange contracts	(11,009,833)

Foreign currency transactions	1,208,379

Net change in unrealized gain (loss) on:

Purchased options	(369,186)

Futures contracts	53,726,886

Written options	(447,565)

Forward foreign currency exchange contracts	2,996,408

Net realized and unrealized gain	152,455,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,864,722

(a)	Class specific Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Class R6	Class P
$1,488	$4	$465,532

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$2,409,683	$18,930,904

Net realized gain	96,548,496	51,349,234

Net change in unrealized gain (loss)	55,906,543	(50,979,982)

Net increase in net assets resulting from operations	154,864,722	19,300,156

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(106,078)	(935,279)

Class R6 Shares	(289)	(638)

Class P Shares	(42,652,117)	(118,182,472)

Total distributions to shareholders	(42,758,484)	(119,118,389)

From share transactions:

Proceeds from sales of shares	281,731,510	272,653,271

Reinvestment of distributions	42,758,484	119,118,389

Cost of shares redeemed	(388,930,874)	(1,208,098,545)

Net decrease in net assets resulting from share transactions	(64,440,880)	(816,326,885)

TOTAL INCREASE (DECREASE)	47,665,358	(916,145,118)

Net assets:

Beginning of year	1,571,389,310	2,487,534,428
End of year	$1,619,054,668	$1,571,389,310

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Institutional Shares
	Year Ended August 31,					Period Ended August 31, 2016(a)
	2020		2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.06		$11.26	$10.96	$10.34	$10.00

Net investment income (loss)(b)	0.03		0.11	0.06	— (c)	(0.01)

Net realized and unrealized gain	1.18		0.30	0.50	0.70	0.35

Total from investment operations	1.21		0.41	0.56	0.70	0.34

Distributions to shareholders from net investment income	(0.15)		—	(0.01)	— (c)	—

Distributions to shareholders from net realized gains	(0.14)		(0.61)	(0.25)	(0.08)	—

Total distributions	(0.29)		(0.61)	(0.26)	(0.08)	—

Net asset value, end of period	$11.98		$11.06	$11.26	$10.96	$10.34

Total return(d)	11.11%		4.15%	5.18%	6.88%	3.40%

Net assets, end of period (in 000s)	$3,013		$5,424	$20,035	$1,459,234	$338,592

Ratio of net expenses to average net assets	0.69%		0.72%	0.71%	0.74%	0.87	%(e)

Ratio of total expenses to average net assets	0.82%		0.82%	0.80%	0.84%	1.07	%(e)

Ratio of net investment income (loss) to average net assets	0.26%		1.05%	0.59%	0.01%	(0.51	)%(e)

Portfolio turnover rate(f)	—	%(g)	962%	725%	589%	86%

(a)	Commenced operations on May 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(g)	There were no long-term transactions for the year ended August 31, 2020.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class R6 Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2020		2019
Per Share Data

Net asset value, beginning of period	$10.96		$11.26	$11.10

Net investment income(b)	0.02		0.12	0.04

Net realized and unrealized gain	1.19		0.28	0.12

Total from investment operations	1.21		0.40	0.16

Distributions to shareholders from net investment income	(0.16)		(0.09)	—

Distributions to shareholders from net realized gains	(0.14)		(0.61)	—

Total distributions	(0.30)		(0.70)	—

Net asset value, end of period	$11.87		$10.96	$11.26

Total return(c)	11.12%		4.14%	1.44%

Net assets, end of period (in 000s)	$12		$11	$10

Ratio of net expenses to average net assets	0.66%		0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.80%		0.80%	0.79	%(d)

Ratio of net investment income to average net assets	0.15%		1.08%	0.58	%(d)

Portfolio turnover rate(e)	—	%(f)	962%	725%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the year ended August 31, 2020.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class P Shares
	Year Ended August 31,			Period Ended August 31, 2018(a)
	2020		2019
Per Share Data

Net asset value, beginning of period	$10.96		$11.26	$10.83

Net investment income(b)	0.02		0.11	0.02

Net realized and unrealized gain	1.18		0.29	0.41

Total from investment operations	1.20		0.40	0.43

Distributions to shareholders from net investment income	(0.16)		(0.09)	—

Distributions to shareholders from net realized gains	(0.14)		(0.61)	—

Total distributions	(0.30)		(0.70)	—

Net asset value, end of period	$11.86		$10.96	$11.26

Total return(c)	11.03%		4.16%	3.97%

Net assets, end of period (in 000s)	$1,616,030		$1,565,955	$2,467,490

Ratio of net expenses to average net assets	0.68%		0.71%	0.71	%(d)

Ratio of total expenses to average net assets	0.82%		0.82%	0.80	%(d)

Ratio of net investment income to average net assets	0.15%		1.07%	0.40	%(d)

Portfolio turnover rate(e)	—	%(f)	962%	725%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the year ended August 31, 2020.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is a diversified portfolio and currently offers three classes of shares — Institutional Shares, Class R6 Shares, and Class P Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolio and underlying funds (“Underlying Funds”) is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the Portfolio on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

18

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$1,268,839,085	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$3,854,359	$—

Futures Contracts(a)	61,914,915	—	—

Purchased Options	332,593	—	—

Total	$62,247,508	$3,854,359	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,326,234)	$—

Futures Contracts(a)	(1,900,650)	—	—

Written Option Contracts	(1,846,616)	—	—

Total	$(3,747,266)	$(1,326,234)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2020. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$381,119	(a)	Variation margin on futures contracts; Written options, at value	$(3,360,353)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,854,359		Payable for unrealized loss on forward foreign currency exchange contracts	(1,326,234)
Equity	Variation margin on futures contracts; Purchased options, at value	61,866,389		Written options, at value	(386,913)
Total		$66,101,867			$(5,073,500)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$43,308,570	$(3,121,913)	1,511
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(11,009,833)	2,996,408	12
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	63,041,380	56,032,048	4,715
Total		$95,340,117	$55,906,543	6,238

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2020.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate*^
First $2 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
0.75%	0.68%	0.64%	0.62%	0.75%	0.62%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 27, 2020. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests. For the fiscal year ended August 31, 2020, GSAM waived $2,032,656 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

21

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.04% of the average daily net assets of Institutional Shares and 0.03% of the average daily net assets of Class R6 and Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.164%. The Other Expense limitation will remain in place through at least December 27, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. During the fiscal year ended August 31, 2020, no amounts were reimbursed pursuant to this arrangement.

D.  Line of Credit Facility — As of August 31, 2020, the Portfolio participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2020, the Portfolio did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2020, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

As of August 31, 2020, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R6 Shares of the Portfolio.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2020:

Affiliated Investment Company	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,326,317,082	$3,480,561,544	$(3,538,039,541)	$1,268,839,085	1,268,839,085	$12,843,762

6. PORTFOLIO SECURITIES TRANSACTIONS

There were no purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

Distributions paid from:
Ordinary income	$36,505,463
Net long-term capital gains	6,253,021
Total taxable distributions	$42,758,484

The tax character of distributions paid during the fiscal year ended August 31, 2019 was as follows:

Distributions paid from:
Ordinary income	$67,464,844
Net long-term capital gains	51,653,545
Total taxable distributions	$119,118,389

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$39,839,912
Undistributed long-term capital gains	86,394,275
Total undistributed earnings	$126,234,187
Capital loss carryforwards(1):
Perpetual Long Term	—
Total Capital loss carryforwards	$—
Total accumulated earnings (losses) net	$126,234,187

(1)	The Portfolio utilized $2,908,755 of capital losses in the current fiscal year.

As of August 31, 2020, the Portfolio’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,331,403,571
Gross unrealized gain	369,186
Gross unrealized loss	(369,186)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains (losses) on regulated futures contracts, options contracts and foreign currency contracts.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2020

8. OTHER RISKS (continued)

disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

8. OTHER RISKS (continued)

also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Portfolio and its investments. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2020

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	64,498	$728,383	22,891	$245,420
Reinvestment of distributions	9,508	106,078	91,964	935,279
Shares redeemed	(312,978)	(3,410,091)	(1,403,611)	(14,898,655)
	(238,972)	(2,575,630)	(1,288,756)	(13,717,956)
Class R6 Shares
Reinvestment of distributions	26	289	63	639
	26	289	63	639
Class P Shares
Shares sold	25,293,706	281,003,127	25,966,725	272,407,851
Reinvestment of distributions	3,863,546	42,652,117	11,657,218	118,182,471
Shares redeemed	(35,803,475)	(385,520,783)	(113,894,360)	(1,193,199,890)
	(6,646,223)	(61,865,539)	(76,270,417)	(802,609,568)

NET DECREASE	(6,885,169)	$(64,440,880)	(77,559,110)	$(816,326,885)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Strategic Factor Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Strategic Factor Allocation Fund (one of the portfolios constituting Goldman Sachs Trust, referred to hereafter as the “Portfolio”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Portfolio will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Portfolio to the extent such expenses exceed a specified percentage of the Portfolio’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Portfolio Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Institutional, Class R6 or Class P Shares of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional, Class R6, and Class P Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/20*
Institutional
Actual	$1,000.00	$1,114.40		$3.72
Hypothetical 5% return	1,000.00	1,021.62	+	3.56
Class R6
Actual	1,000.00	1,114.70		3.56
Hypothetical 5% return	1,000.00	1,021.77	+	3.40
Class P
Actual	1,000.00	1,114.80		3.67
Hypothetical 5% return	1,000.00	1,021.67	+	3.51

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows: 0.70% for Institutional Shares, 0.67% for Class R6 Shares and 0.69% for Class P Shares.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including the fees received by the Investment Adviser’s affiliates from the Portfolio for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolio and its service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolio. In this regard, they compared the investment performance of the Portfolio to its peers using rankings compiled by the Outside Data Provider as of December 31, 2019. The information on the Portfolio’s investment performance was provided for the one- and three-year periods ending on the applicable date. The Trustees also reviewed the Portfolio’s investment performance relative to its performance benchmark. They observed that the Portfolio’s Institutional Shares had underperformed the Portfolio’s benchmark index for the one- and three-year periods

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ended March 31, 2020. In addition, the Portfolio’s Institutional Shares had placed in the third quartile for the three-year period and in the fourth quartile for the one-year period ended December 31, 2019. The Trustees noted that the Portfolio had experienced certain portfolio management changes in the second half of 2019. As part of this review, they considered the investment performance trends of the Portfolio over time, and reviewed the investment performance of the Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolio’s portfolio management team to continue to enhance the investment models used in managing the Portfolio.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Portfolio was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%

Next $3 billion	0.68

Next $3 billion	0.64

Over $8 billion	0.62

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Portfolio, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio; (c) trading efficiencies resulting from aggregation of orders of the Portfolio with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Portfolio’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (g) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Portfolio’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Portfolio’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Portfolio in connection with the program; and (i) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2021.

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

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GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

35

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Strategic Factor Allocation Fund — Tax Information (Unaudited)

For the year ended August 31, 2020, 10.70% of the dividends paid from net Investment company taxable income by the Strategic Factor Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Factor Allocation Fund designates $6,253,021, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2020.

For the year ended August 31, 2020, the Strategic Factor Allocation Fund designates 10.60%, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2020, the Strategic Factor Allocation Fund designates $13,486,644, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

36

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Portfolio holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2020 Goldman Sachs. All rights reserved. 218132-OTU-1286903/STRATFACALAR-20

Goldman Sachs Funds

Annual Report	August 31, 2020

Tactical Tilt Overlay Fund

It is our intention that beginning on January 1, 2021, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Portfolio electronically by calling the toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of the Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Portfolio’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Tactical Tilt Overlay Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2020 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional, Class R6 and Class P Shares generated average annual total returns of 3.72%, 3.80% and 3.79%, respectively. These returns compare to the 1.74% average annual total return of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Portfolio’s benchmark and to other indices, if any, mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio and the financial markets during the Reporting Period?

A	The spread of COVID-19, global economic growth data, central bank monetary policy and geopolitics most influenced the Portfolio and the financial markets during the Reporting Period.

When the Reporting Period began in September 2019, the financial markets saw a partial reversal of the risk-off investor sentiment, or reduced risk appetite, that had emerged in August. The improvement was driven by positive developments in the U.S.-China trade dispute. On September 4th, China and the U.S. agreed to hold high-level talks in early October, with both sides seeking a conducive climate for further negotiations. The news pushed up global equities, led by Japanese stocks, with the latter also buoyed by a weaker Japanese yen. European bank stocks rallied on the trade news and improved investor risk sentiment as well as on a monetary policy easing package from the European Central Bank (“ECB”). Meanwhile, U.S. equities advanced, though they underperformed developed markets stocks broadly. The U.S. Federal Reserve (“Fed”) cut short-term interest rates by 25 basis points at its September policy meeting, much as the markets had expected. (A basis point is 1/100th of a percentage point.) The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated no further rate cuts in 2019. In line with the rally in global equities, emerging markets stocks were also up during September. Chinese equities had a volatile month, with weaker domestic macroeconomic data dragging down Chinese risk assets. Regarding fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield rose 18 basis points and 13 basis reports, respectively, in September, rebounding from 2019 year-to-date lows in August. Within commodities, the price of West Texas Intermediate (“WTI”) crude oil dropped slightly, i.e. -1.9%, during September, a roller coaster month. Crude oil prices had risen about 15% following an attack on two of Saudi Arabia’s oil facilities and then fell back as Saudi Arabia’s oil ministry confirmed production in those facilities would be back to normal quickly. Gold prices declined approximately 3.7% amid the rally in global equities and rise in the 10-year U.S. Treasury yield. Among currencies, the U.S. dollar was modestly weaker, while improving investor risk sentiment and the higher 10-year U.S. Treasury yield weighed on the Japanese yen, which depreciated versus the U.S. dollar during September.

In the fourth quarter of 2019, global economic growth showed signs of stabilization, thanks in part to ongoing central bank policy support that sought to manage economic pressures. Investors welcomed the successful accomplishment of a “Phase One” deal in U.S.-China trade negotiations. This milestone, accompanied by the U.S. Fed’s continued accommodative stance, helped propel the U.S. stock market to all-time record highs at calendar year end. U.S. job creation remained strong and resilient, which coupled with rising wages and a 50-year low for the U.S. unemployment rate, supported historically robust levels of consumer confidence. Overall, global equities rallied during

1

PORTFOLIO RESULTS

the fourth calendar quarter, with emerging markets equities leading the way. The MSCI ACWI Investable Market Index, representing global equities, rose 8.3%, while the MSCI Emerging Markets Index, representing emerging markets stocks, was up 11.9%. In fixed income, the 10-year U.S. Treasury yield rose during the quarter, despite another short-term interest rate cut by the Fed, as investors pivoted toward equities on the back of better global economic data and the announcement of the U.S.-China “Phase One” trade deal. Crude oil prices generally benefited from the decision of the Organization of the Petroleum Exporting Countries (“OPEC”) to deepen production cuts.

The stable pro-growth outlook for the U.S. and global economies at the end of 2019 shifted to a much more challenging and uncertain situation in the first quarter of 2020. Twin shocks — the COVID-19 pandemic and collapsing crude oil prices — forced investors to recalibrate their risk tolerance. A historic level of market volatility, including the quickest transition from an equity bull market to an equity bear market in modern financial market times, further clouded the near-term investing outlook. (A bull market is market in which securities prices are rising. A bear market is a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.) As fear spread through the financial markets, risk assets broadly sold off. Global equities, as represented by the MSCI ACWI Investable Market Index, fell 20.7% during the first calendar quarter. Developed markets equities, as represented by the MSCI World Index, were down 19.8%, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were down 23.6%. Within developed markets, U.S. equities, as measured by the S&P 500 ® Index, dropped 19.6%; Eurozone equities, as measured by the EURO STOXX 50®, fell 25.3%; and Japanese equities, as represented by TOPIX, declined 17.5%. Within fixed income, the 10-year U.S. Treasury yield plummeted. In response to the economic and financial challenges caused by the spread of COVID-19, central banks and governments around the world enacted unprecedented levels of monetary and fiscal stimulus. In the U.S., more than $2 trillion of fiscal support, combined with the return of the Fed’s zero interest rate policy, sought to help the country weather the human and economic maelstrom while simultaneously laying the foundation for economic recovery once COVID-19 risks recede.

The fastest quarterly decline in the global equity market since the fourth quarter of 2008 was followed in the second quarter of 2020 by the fastest recovery since the fourth quarter of 1984. The recovery was mainly catalyzed by three factors. First, unprecedented monetary and fiscal easing globally provided a backstop for risk assets and eased liquidity concerns. The U.S. Fed was somewhat more dovish than markets expected at its June meeting. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the European Union announced a €750 billion recovery fund, taking a step closer towards the fiscal integration of the Eurozone. China and Japan also delivered meaningful fiscal action. Second, starting mid-April 2020, the growth rate of new COVID-19 cases showed signs of flattening in hotspots such as the U.S., Europe and China, with daily growth rates falling to low single digits and recovery rates starting to rise. As a result, authorities relaxed lockdown restrictions, gradually re-opened parts of their economies, and announced social distancing norms and increased testing. The narrative shifted from COVID-19 infections to therapeutics and vaccines. Third, certain economic indicators started to recover. These included global purchasing manager indices, which inched up; U.S. non-farm payrolls, which provided consecutive positive surprises; and consumer and business sentiment that appeared to be bottoming. Global equities, as represented by the MSCI ACWI Investable Market Index, rose 18.9%. U.S. equities, as measured by the S&P 500® Index, rose 20.5%. Developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as represented by the MSCI Emerging Markets Index, were up 18.5% and 18.1%, respectively. As for fixed income, the 10-year U.S. Treasury yield edged down slightly in its smallest quarterly change on record.

July 2020 was a good month for risk assets. Accommodative monetary policy from major central banks, coupled with improving macroeconomic data, was supportive for asset prices and also helped depress financial market volatility. During the month, COVID-19 infection rates fell in many parts of the U.S. compared to their early July peaks, though upticks in a few states meant the reopening of the U.S. economy was uneven. Meanwhile, improvement in the labor market appeared to stall. Both the U.S. Fed and the ECB kept interest rates unchanged in July and continued to signal that monetary policy would remain accommodative for a long time. Fed Chair Jerome Powell stated that “fundamentally the virus was a disinflationary shock” and the U.S. economy needed further fiscal support. Looking at the financial markets, developed markets equities, as represented by the MSCI World Index, and emerging markets equities, as

2

PORTFOLIO RESULTS

represented by the MSCI Emerging Markets Index, were up 3.4% and 8.2%, respectively. Within developed markets equities, U.S. stocks, as measured by the S&P 500® Index, rose 5.4%, whereas Eurozone stocks, as measured by the EURO STOXX 50®, declined 1.6%. Japanese stocks, as represented by TOPIX, were the laggards, falling 4%, as a stronger Japanese yen weighed on export-oriented Japanese equities. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield fell 12 basis points and seven basis points, respectively. Within commodities, WTI crude oil was up 2.5%. As for currencies, the U.S. dollar weakened amid lower U.S. yields and improving macroeconomic data in China and the Eurozone. The euro and Japanese yen were up versus the U.S. dollar as were emerging markets currencies broadly.

In August 2020, risk assets powered ahead. Global economic activity continued to gradually normalize following the COVID-19 shock, which, coupled with strong fiscal and monetary support from global policymakers and better than consensus expected corporate earnings, supported risk assets broadly. News about the virus was mixed, ticking up a little in Europe, primarily in Spain, and showing some improvement in the U.S. by month’s end. August also saw a key development in U.S. monetary policy when Fed Chair Powell’s speech at the annual Jackson Hole symposium indicated the Fed planned to shift to average inflation targeting, i.e., to allow inflation to rise above the Fed’s existing 2% target to compensate for a period when inflation is below 2%. Within the global equity markets, developed markets stocks, as measured by the MSCI World Index, and emerging markets stocks, as measured by the MSCI Emerging Markets Index, were up 6.3% and 2.1%, respectively. Within developed markets equities, U.S. equities experienced their best month since 1986, with the S&P 500® Index and the NASDAQ Composite Index rising 7.01% and 9.59%, respectively. Eurozone equities, as represented by the 3.2% gain of the EURO STOXX 50®, lagged developed markets equities broadly, while Japanese equities, as represented by TOPIX, rallied 7.3%. In fixed income, 10-year U.S. Treasury and German government bond yields were up 15 basis points and 13 basis points, respectively. Within commodities, WTI crude oil prices rose 5.8%, fueled by the normalization of economic activity, supportive fiscal and monetary policy and firmer investor risk appetite. In currencies, the U.S. dollar weakened as U.S. real yields fell and risk sentiment strengthened.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

During the Reporting Period, the Portfolio benefited from a WTI crude oil calendar spread. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) The position was initiated on March 9, 2020 after a crude oil price war broke out between Saudi Arabia and Russia, with most of the positive contribution coming during the second calendar quarter. Our investment thesis was predicated on an imbalance between crude oil supply and demand during the COVID-19 pandemic. We believed the breakdown of OPEC+ talks on production cuts, along with subdued global oil demand, would likely drive inventories higher in the near term, which we expected to drive a steepening of the crude oil curve. (OPEC+ is composed of OPEC countries and non-OPEC oil producing countries, most notably Russia.) The Portfolio was also helped during the Reporting Period by its tactical positioning in S&P 500® Index options. Going into the second quarter of 2020, the Portfolio held option positions expressing a long view on the S&P 500® Index. As the S&P 500® Index rebounded from its March lows, the Portfolio’s long position in equity index call options and its short position in equity index put options added to performance. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price at the time of expiry.) The Portfolio’s strategy of selling put options was also advantageous when equity market volatility dropped during the second quarter of 2020. Also contributing positively during the Reporting Period was the Portfolio’s position in S&P 500® Index equity futures, which benefited from the U.S. equity market rally in April. Finally, a tactical long position in 10-year Mexican interest rate swaps bolstered the Portfolio’s returns.

Among detractors during the Reporting Period was the Portfolio’s tactical exposure to energy infrastructure master

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PORTFOLIO RESULTS

limited partnerships (“MLPs”). Energy infrastructure MLPs, as measured by the Alerian MLP Index, fell approximately 60% during the first quarter of 2020. Over the same period, WTI crude oil prices were down 67%, as the COVID-19 pandemic weighed on global demand and the OPEC/Russia price war increased global supply. The midstream sector in particular suffered significant weakness on market expectations that production and logistical disruptions would test cash flows. We sought to take advantage of the weakness by increasing the Portfolio’s exposure to the midstream sector. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users) for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities. The sector includes both energy infrastructure MLPs and “C” Corporations.) The Portfolio was also hurt during the Reporting Period by its exposure to energy stocks, which declined in sympathy with crude oil prices. A tactical long position in European bank stocks, which declined in the first calendar quarter amid the spread of COVID-19, detracted further from the Portfolio’s performance. Commercial banks across the Eurozone were pressured by the ECB to shore up their liquidity and limit dividends and share buybacks. Additionally, the Portfolio was hampered during the Reporting Period by its systematic interest rate relative value strategy. (The systematic interest rate relative value strategy seeks to benefit from changes in interest rates, with the Portfolio holding a basket of long and short positions in government bond futures based on our tactical views about the direction of interest rates.)

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Portfolio had approximately 14.64% of its total net assets invested in long equity-related investments; approximately 47.03% of its total net assets invested in long fixed income-related investments; and 1.89% of its total net assets invested in long commodity-related investments. In terms of currency-related investments, the Portfolio had a long position in the euro versus a short position in the U.S. dollar (representing 3.08% of its total net assets) and a short position in the Japanese yen versus a long position in the U.S. dollar (representing -3.13% of its total net assets). The Portfolio also had short positions of approximately -12.40% of its total net assets in a basket of large-cap equity-related investments that we believed might underperform the U.S. stock market. It also held short positions of approximately -1.93% of its total net assets in emerging markets equity-related investments and short positions of approximately -3.21% in Taiwanese equity-related investments. In terms of fixed income-related investments, the Portfolio had a short position in 30-year U.S. Treasury securities (representing -6.16% of its total net assets) and a short position in an interest rates relative value basket (representing -7.34% of its total net assets). It had no short positions in commodity-related investments at the beginning of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the beginning of the Reporting Period was high.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of tactical changes to the Portfolio’s exposures.

In terms of equity-related exposures, we implemented an S&P 500® Index put option spread during September 2019. (A put option spread is a strategy that involves purchasing put options at a specific strike price, while simultaneously selling the same number of put options on the same asset but at a lower strike price.) Although both the U.S. and China had made good faith gestures toward de-escalating trade frictions, such progress raised the risk, in our view, of disappointment when meetings resumed. Meanwhile, we believed uncertainty about the potential impeachment of the U.S. President could further weigh on investor sentiment. During October, we established a short put option position in European banks, as a decline in European bank stocks coincided with an increase in the sector’s implied volatility (i.e., expectations of future volatility), which suggested there was positive return potential, in our view. In the second half of the month, we eliminated the Portfolio’s long position in Spanish equities, as the position had reached our profit target, and we thought Spain’s economic growth had slowed and recession risk had increased. In November, we added a relative value position in European cyclical stocks versus European equities broadly. At the time, valuations of companies highly geared to Eurozone growth had fallen

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PORTFOLIO RESULTS

significantly, creating upside potential, we felt, if the Eurozone avoided recession. Near the end of that month, we liquidated the Portfolio’s short put option position in European bank stocks, which had rallied about 2% since the position was implemented. We established a position in MSCI Korea Index knock-in call options. (A knock-in option is a latent option contract that begins to function as a normal option only once a certain price level is reached before expiration.) At the time, South Korean corporate earnings were market forecasted to grow by about 27% in 2020. Also, South Korea was among the cheapest of the emerging markets, with valuations in the bottom third of their historical distributions. In December, we eliminated the Portfolio’s short position in emerging markets equities within the South African equities relative value tilt, as we saw a number of factors that could boost the performance of emerging markets equities in the near term. Additionally, we allowed the Portfolio’s S&P 500® Index put option spread to expire at the end of December.

In January 2020, we eliminated the Portfolio’s position in MSCI Korea Index knock-in call options, as South Korean equities had rallied. We allowed a European bank call option to expire, though we continued to believe European banks offered an attractive risk/reward profile for patient investors. For that reason, we maintained the Portfolio’s long position in European bank stocks. Also in January, we added a short position in S&P 500® Energy Index put options to the Portfolio, as the energy sector had fallen substantially from a peak early in the month and because such sharp declines have historically been followed by substantial gains. During February, we initiated a EURO STOXX 50® put option spread. Because the EURO STOXX 50® has high exposure to global economic growth, including China’s, the position partially hedged the Portfolio’s Eurozone exposure. At the end of February, we added a short position in S&P 500® Index put options, as we sought to monetize the elevated risk premium investors were willing to pay for protection during this period of uncertainty.

In March, we removed the Portfolio’s relative value position in European cyclical stocks versus European equities broadly because we believed the COVID-19 pandemic was likely to depress Eurozone economic activity. We also eliminated the Portfolio’s EURO STOXX 50® put option spread, as we believed its continued value as a hedge was limited. In addition, we added a long position in 2021 EURO STOXX 50® dividend futures, as we believed the markets may have been overstating potential corporate earnings weakness. During the middle of March, we initiated a S&P 500® Index call option calendar spread, consisting of a short position in a near-term out-of-the-money call option and a long position in a long-term out-of-the-money call option, amid uncertainty around the progression of the COVID-19 pandemic and its economic impact. (A calendar call spread is an option spread strategy that is created when equal number of call options with different expiry dates are bought and sold simultaneously. “Out-of-the money” is a term used to describe a call option with a strike price that is higher than the market price of the underlying asset.) At the same time, we eliminated the Portfolio’s position in S&P 500® Index put options. We also removed the Portfolio’s emerging markets exposure by eliminating its long position in South African equities as well as its long position in South Korean equities versus short position in Taiwanese equities. Later in March, we eliminated the Portfolio’s short position in an S&P 500® Index call option, as the call option had lost significant value. Finally, the Portfolio purchased additional S&P 500® Index futures, which we believed would benefit from an equity market rally.

During April 2020, we added a short position in S&P 500® Index put options, as equities looked attractive to us relative to fixed income. In addition, the Portfolio took assignment of U.S. energy equities after its short position in S&P 500® Energy Index put options expired in the money. (“In the money” is a term used to describe a call option with a strike price that is lower than the market price of the underlying asset, or a put option with a strike price that is higher than the market price of the underlying asset.) U.S. energy stocks had dramatically underperformed the broader equity market since the put options position was implemented, and valuations had become more attractive, in our view. Additionally, during April, the Portfolio’s South African equities call option tilt expired out of the money. After U.S. equities rallied significantly, we reduced exposure to them by removing the Portfolio’s long positions in S&P 500® call options and S&P 500® Index futures. In May 2020, we eliminated the Portfolio’s short position in S&P 500® Index put options. During August, we added Brazilian equities exposure through two down-and-out knock-out put options. (A down-and-out option gives the holder the right to buy or sell an underlying asset if the price of the underlying asset does not reach or fall below a predefined barrier level over the life of the option. A knock-out option is an option with a built-in mechanism to expire worthless if a specified price level in the underlying asset is reached.) We believed expensive valuations, weak fundamentals and rather high investor expectations could lead to a decline in Brazilian

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PORTFOLIO RESULTS

equities. Finally, we established a S&P 500® put spread in August, as we sought to protect the Portfolio from the risk of an equity market sell-off while allowing for potential upside participation.

In terms of fixed income-related exposures, we added a spread tightening tilt during September 2019, which was expressed through a long position in 10-year Italian government bonds versus a short position in 10-year German government bonds. We expected the ECB’s new open-ended asset purchase program to push Italian bond spreads (or yield differentials) tighter, as the ECB made direct purchases of Italian bonds and investors’ search for yield intensified. In October, we initiated a long position in 10-year Mexican interest rate swaps, seeking to benefit from the possibility the Mexican central bank would cut its interest rates. We also added a long position in five-year U.S. Treasury securities versus a short position in five-year German government bonds, as we believed German five-year yields were already at the lower end of their range, while the U.S. Fed still had room to cut short-term interest rates. We eliminated this positioning in December 2019, as spreads compressed. Also in December, we removed a U.S. yield curve steepener, wherein the Portfolio held a short position in 30-year U.S. Treasury futures and a long position in five-year U.S. Treasury futures. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) In February 2020, we eliminated the Portfolio’s long position in 10-year Italian government bonds versus its short position in 10-year German government bonds amid political and economic uncertainty in Italy as well as on the downside risk posed by the COVID-19 pandemic. We added a relative value tilt wherein the Portfolio was long five-year Turkish index credit default swaps and short emerging markets index credit default swaps, predicated by our bearish view of Turkey’s fundamentals relative to the broader emerging markets backdrop. We removed this relative value tilt during March. In addition, during March, we implemented and then eliminated a long position in five-year Russian and Brazilian index credit default swaps based on our expectations for crude oil prices. We also eliminated the Portfolio’s position in an interest rates relative value basket, as interest rate volatility increased substantially and continued to be highly dependent on significant changes in monetary and/or fiscal policy decisions. In July, we removed the Portfolio’s long position in 10-year Mexico interest rate swaps after the Mexican central bank cut its interest rates and the market priced in additional cuts. We initiated a 30-year U.S. interest rate options tilt, implemented through a short position in a receiver swaption and a long position in a payer swaption. (Swaptions are options on interest rate swap contracts. In a receiver swaption, the purchaser has the option to enter into a swap contract where they will receive the fixed rate and pay the floating rate. In a payer swaption, the purchaser has the right but not the obligation to enter into a swap contract where they become the fixed-rate payer and the floating-rate receiver.)

Regarding currency-related exposures, we increased the Portfolio’s long position in the euro versus the U.S. dollar during October 2019 and hedged that increase by selling a risk reversal. (Risk reversals, also known as protective collars, are meant to hedge an underlying position by using options. Selling a risk reversal involves selling an out of the money call option and using the proceeds to buy an out of the money put option, so there is no premium expended. This strategy would limit the Portfolio’s gains if the euro appreciated but would limit its losses if the euro depreciated.) In mid-November, we initiated a long position in the Chilean peso versus the U.S. dollar, but we then eliminated it in February 2020 as the COVID-19 outbreak pressured Chilean exports. That same month, we implemented a long position in the U.S. dollar versus a short position in the Mexican peso because we believed the Mexican central bank might continue to ease monetary policy beyond what market prices implied. Additionally, we removed the Portfolio’s short position in the Japanese yen versus its long position in the U.S. dollar, as the Japanese yen had weakened significantly. During March, we eliminated the Portfolio’s long U.S. dollar versus short Mexican peso tilt; the U.S. dollar had appreciated versus the Mexican peso since we had initiated the position. We also removed the Portfolio’s long position in the euro versus its short position in the U.S. dollar given that the euro had strengthened considerably versus the U.S. dollar. Toward the end of May, we re-established the Portfolio’s long U.S. dollar versus short Mexican peso tilt. Although the Mexican peso had appreciated versus the U.S. dollar, we expected it to weaken in the near term. During June, we initiated a long position in the euro versus a short position in the Swiss franc, as investors generally decreased their exposure to euro-denominated assets and increased their exposure to the perceived safe haven of Swiss franc-denominated assets. In July, we added a long position in the U.S. dollar versus a short position in the Chinese renminbi. Rising tensions with the U.S. and a still-weak export sector increased the potential for China’s currency to weaken, in

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PORTFOLIO RESULTS

our view. Later in the month, we added an outright long position in the U.S. dollar versus a short position in the Mexican peso, as we continued to believe the Mexican peso would depreciate versus the U.S. dollar.

As for commodities-related exposures, we eliminated the Portfolio’s long position in gasoline during the second half of October 2019. Although gasoline prices seemed likely to rise on a host of geopolitical risks, we thought rising oil inventories and slowing economic growth could weigh on gasoline prices in the near term. During November 2019, we implemented a relative value tilt in gasoline versus Brent crude oil. We believed upcoming changes in shipping fuel regulations created economic incentives for refineries to lower gasoline production in favor of other fuels. In January 2020, we removed this relative value tilt, as there had been an unexpected surge in gasoline production and a surprise slump in gasoline demand. In March, we implemented a WTI crude oil calendar spread wherein the Portfolio was short a WTI May 2020 futures contract and long a WTI June 2020 futures contract. We adopted this positioning based on the poor outlook for crude oil demand and a lack of supply discipline due to the impact of COVID-19. In April, we reduced the Portfolio’s WTI crude oil calendar spread before ultimately removing it as the futures contract with the shortest maturity date drew closer to its expiry. The spread between the two contracts had widened dramatically.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were supported predominantly by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Portfolio employed equity and bond futures, equity index options, interest rate swaps, total return swaps, swaptions, options on commodity futures, forward foreign currency exchange contracts, options on forward foreign currency exchange contracts and index credit default swaps to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. The Portfolio’s use of equity futures to gain exposure to U.S., Spanish, South Korean, Taiwanese, South African, European securities, and emerging markets equities collectively detracted from performance. Bond futures, which the Portfolio employed to gain exposure to U.S. Treasury securities and other developed countries’ government bonds, contributed positively. To afford greater risk management precision, options on equity indices were employed to tactically adjust the amount of equity risk and downside risk in the Portfolio. The Portfolio’s use of equity options to gain exposure to the S&P 500® Index, S&P 500® Energy Index, EURO STOXX 50®, European banks, and Brazilian, South Korean and South African equities collectively added to performance. In addition, the Portfolio’s use of total return swaps within the systematic downside mitigation tactical tilt and the systematic upside improvement tilt, as well as to gain exposure to European bank stocks, had a negative impact on performance. (The systematic downside mitigation tactical tilt seeks to limit the Portfolio’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market. The systematic upside improvement tilt seeks to identify stocks likely to outperform the market based on a variety of technical and fundamental ranking factors. The resulting long positions are then held against an equally-sized short position in the S&P 500® Index.) The Portfolio also employed interest rate swaps to gain exposure to Mexican interest rates, which had a positive impact on performance during the Reporting Period. Swaptions, which were used with the Portfolio’s 30-year U.S. interest rate options tilt, added to performance. Additionally, the Portfolio used options on commodity futures to express our views of WTI crude oil and gold, which had a positive impact on performance. Forward foreign currency exchange contracts, which were used to express our views on developed and emerging markets currencies, detracted overall from the Portfolio’s performance. Finally, the use of index credit default swaps within the Portfolio’s relative value tilt had a positive impact on returns during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Portfolio had approximately 21.18% of its total net assets invested in long equity-related investments; approximately 15.05% of its total net assets invested in long fixed income-related investments; and 0.00% of its total net assets invested in long commodity-related investments. In terms of currency-related investments, the Portfolio had a long position in the euro versus a short position in the Swiss franc (representing 1.58% of the Portfolio’s total net assets), a long position in the U.S. dollar versus a short position in the Chinese renminbi (representing 0.95% of its total net assets), and a

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PORTFOLIO RESULTS

long position in the U.S. dollar versus a short position in the Mexican peso (representing 0.85% of its total net assets). The Portfolio also had short positions of approximately -3.26% of its total net assets in a basket of large-cap equity-related investments we believed might underperform the U.S. stock market. It held a short position in U.S. large-cap stocks (representing -1.31% of its total net assets), a short position in a S&P 500® Index put spread (representing -0.85% of its total net assets) and a short position in a Brazilian knock-out put option (representing -0.18% of its total net assets). As for currency-related investments, the Portfolio held a short position in the Mexican peso versus a long position in the U.S. dollar (representing -1.91% of its total net assets). The Portfolio had no short positions in fixed income-related investments or commodity-related investments at the end of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	There were no changes to the Portfolio’s portfolio management team during the Reporting Period.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	After reaching a low in April 2020, global economic activity recovered substantially during May and June before moderating in July and August. At the end of the Reporting Period, we believed the speed of the economic recovery may well differ across developed markets countries, depending on the evolution of the COVID-19 pandemic, available room for accommodative policies and structural factors. Among developed markets economies, we expected the U.S. to lead the recovery. In our view, the U.S. economy was on a solid trajectory, but we thought growth would likely be more muted in the near term relative to the 2.1% pace recorded in the third quarter of 2019. At the same time, we anticipated that Eurozone and Japanese economic growth was likely to remain rather modest. Within the Eurozone, we thought Germany’s economy would outpace those of Italy, Spain and France.

As for emerging markets economies, the COVID-19 pandemic caused a historic shock. Ultimately, the progression of COVID-19 is likely to determine the extent of the economic damage and the subsequent recovery. China, which experienced the peak of its COVID-19 infection during the first quarter of 2020, managed to control the spread relatively quickly and saw a strong economic rebound in the second calendar quarter. In contrast, other countries, such as India, were still seeing rapid increases in cases and were likely to rebound relatively slowly, in our opinion. We believed the economies reliant on exports and international tourists, such as Thailand and Malaysia, were disproportionately at risk if the external demand environment and tourism remained subdued. Meanwhile, we thought there was little likelihood of a rapid government-spending-driven recovery in many countries, including India, Brazil and South Africa. History also suggests that a negative shock is often followed by a decline in the economic growth of highly indebted countries.

Overall, inflation pressures remained muted at the end of the Reporting Period, enabling central banks to react strongly to the economic and financial challenges created by COVID-19. We expected monetary and fiscal policies to stay accommodative at least in the near term.

As for the equity markets, we note that S&P 500® Index companies had shown tremendous resiliency during the COVID-19 pandemic through the end of the Reporting Period, with their earnings generally surprising to the upside. Thus, we have revised upwards our expectations for S&P 500® Index earnings and valuations. That said, we expected ongoing market volatility, along with possible sell-offs, during the fall and winter of 2020 when COVID-19 infections may rise and due to uncertainty surrounding the November U.S. elections. At the end of the Reporting Period, then, we planned to maintain the Portfolio’s strategic allocations to equities and to be selective about implementing tactical tilts to certain equity sectors and currencies.

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PORTFOLIO RESULTS

Index Definitions

The ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

TOPIX (or, the Tokyo Price Index) is a capitalization-weighted index that lists all large firms on the Tokyo Stock Exchange into one group.

EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries.

S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, energy sector.

NASDAQ Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the NASDAQ stock exchange.

MSCI Korea Index is designed to measure the performance of the large and mid cap segments of the South Korean market. With 107 constituents, the index covers about 85% of the South Korean equity universe.

Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

It is not possible to invest directly in an unmanaged index.

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PORTFOLIO BASICS

Tactical Tilt Overlay Fund

as of August 31, 2020

PORTFOLIO COMPOSITION[1]

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 1.0% of the Portfolio’s net assets as of August 31, 2020. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

August 31, 2020

The following graph shows the value, as of August 31, 2020, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through August 31, 2020.

Average Annual Total Return through August 31, 2020*	One Year	Five Years	Since Inception
Institutional (Commenced July 31, 2014)	3.72%	1.52%	1.93%

Class R6 (Commenced December 29, 2017)	3.80%	N/A	1.86%

Class P (Commenced April 17, 2018)	3.79%	N/A	2.31%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

August 31, 2020

Shares	Description	Value

Exchange Traded Funds – 3.7%
1,529,082	Alerian MLP ETF(a)	$35,306,503
2,099,638	Energy Select Sector SPDR Fund	74,852,095

TOTAL EXCHANGE TRADED FUNDS
(Cost $110,480,373)		$110,158,598

Shares	Dividend Rate	Value

Investment Companies(b) – 35.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
984,873,567	0.027%	$984,873,567
Goldman Sachs Energy Infrastructure Fund – Class R6
7,768,871	4.840	53,372,145
Goldman Sachs MLP Energy Infrastructure Fund – Class R6
3,026,812	12.573	49,912,135

TOTAL INVESTMENT COMPANIES
(Cost $1,084,927,778)		$1,088,157,847

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,195,408,151)		$1,198,316,445

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 56.7%
Certificates of Deposit – 33.2%
ABN AMRO Funding USA LLC(c)(d)
$2,500,000	0.000%	11/13/20	$2,498,782
Bank of Montreal(e)
(3M USD LIBOR + 0.080%)
25,000,000	0.395	09/11/20	25,000,811
(FEDL01 + 0.210%)
15,000,000	0.290	02/08/21	14,997,402
Barclays Bank PLC(e) (3M USD LIBOR + 0.450%)
15,000,000	0.701	08/03/21	14,999,995
Barton Capital SA(c)(d)
5,000,000	0.000	01/11/21	4,997,248
Bayerische Landesbank(e) (3M USD LIBOR + 0.200%)
12,554,000	0.458	01/22/21	12,546,688
Bedford Row Funding Corp.(c)(d)
20,000,000	0.000	09/02/20	19,999,867
BNG Bank N.V.(c)
7,000,000	0.000	09/01/20	6,999,985
20,000,000	0.000	09/04/20	19,999,793
BNP Paribas SA(c)(d)
15,000,000	0.000	07/08/21	14,967,863
Cafco Llc(c)(d)
17,000,000	0.000	10/16/20	16,997,502
Caisse d’Amortissement de la Dette Sociale(c)(d)
22,300,000	0.000	04/20/21	22,262,922
Can Ast & Can Ltd. Jt(c)(d)
15,000,000	0.000	09/14/20	14,999,388
8,000,000	0.000	10/01/20	7,999,242

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Canadian Imperial Bank of Commerce(e) (3M USD LIBOR + 0.160%)
20,000,000	0.409	08/06/21	20,024,154
Chariot Funding LLC(c)(d)
14,000,000	0.000	09/16/20	13,999,372
9,000,000	0.000	11/12/20	8,997,573
Chevron Corp.(c)(d)
16,250,000	0.000	05/11/21	16,222,249
China Construction Banking Corp.(c)(d)
12,000,000	0.000	10/06/20	11,996,712
Citigroup Global Markets, Inc.(c)(d)
24,000,000	0.000	10/06/20	23,997,312
Collateralized Commercial Paper FLEX Co. LLC(c)(d)
8,917,000	0.000	10/14/20	8,915,954
Collateralized Commercial Paper V Co. LLC(c)
15,000,000	0.000	10/05/20	14,998,469
6,000,000	0.000	04/21/21	5,992,466
Columbia Funding Co.(c)(d)
5,000,000	0.000	09/03/20	4,999,945
15,000,000	0.000	10/22/20	14,995,862
CRC Funding LLC(c)(d)
17,000,000	0.000	10/13/20	16,996,670
Credit Agricole Corporate and Investment Bank(e) (1M USD LIBOR + 0.160%)
20,000,000	0.330	10/27/20	20,004,849
Credit Industriel et Commercial(e) (3M USD LIBOR + 0.180%)
4,500,000	0.496	06/18/21	4,505,752
Credit Suisse New York
18,250,000	0.460	08/10/21	18,271,344
National Australia Bank Ltd.(d)(e) (1M USD LIBOR + 0.100%)
4,650,000	0.267	04/23/21	4,651,497
National Bank Of Kuwait Sakp
17,000,000	0.300	11/16/20	17,000,725
Nationwide Building Society(c)(d)
17,000,000	0.000	09/08/20	16,999,471
Natixis SA(e) (3M USD LIBOR + 0.200%)
11,000,000	0.454	11/13/20	11,005,717
NatWest Markets PLC(c)(d)
7,850,000	0.000	01/14/21	7,842,705
15,000,000	0.000	02/01/21	14,982,354
Nederlandse Wtrschbnk(c)(d)
4,000,000	0.000	09/01/20	3,999,990
10,000,000	0.000	10/26/20	9,997,962
Nieuw Amsterdam Receivables Corp.(c)(d)
16,850,000	0.000	09/02/20	16,849,901
Nordea Bank ABP(e)
(3M USD LIBOR + 0.100%)
7,850,000	0.418	06/09/21	7,856,033
(3M USD LIBOR + 0.110%)
23,000,000	0.428	12/07/20	23,009,069
Norinchukin Bank NY
13,600,000	0.250	02/26/21	13,599,324
10,000,000	0.320	09/18/20	10,000,984
Oversea-Chinese Banking Corp. Ltd.(d)(e) (3M USD LIBOR + 0.100%)
24,000,000	0.437	09/03/20	24,000,100

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Pacific Life Short Term Funding LLC(c)(d)
$17,600,000	0.000%		10/02/20	$17,597,794
5,000,000	0.000		10/16/20	4,999,074
Pepsico, Inc.(c)(d)
5,000,000	0.000		12/07/20	4,998,162
Pfizer, Inc.(c)(d)
10,600,000	0.000		09/23/20	10,599,492
5,000,000	0.000		09/30/20	4,999,667
Reckitt Benckiser Treasury Services PLC(c)(d)
21,480,000	0.000		09/14/20	21,478,413
Ridgefield Funding Co. LLC(c)(d)
6,000,000	0.000		11/04/20	5,998,559
Royal Bank of Canada(e) (3M USD LIBOR + 0.120%)
9,900,000	0.428		06/18/21	9,907,068
Salisbury Receivables Co.(c)(d)
5,000,000	0.000		09/08/20	4,999,900
Sanofi(c)(d)
10,000,000	0.000		09/14/20	9,999,728
Schlumberger Holdings Corp.(c)(d)
2,750,000	0.000		12/18/20	2,747,294
Sheffield Receivables Corp.(c)(d)
5,000,000	0.000		09/01/20	4,999,981
Shell International Finance B.V.(c)(d)
14,300,000	0.000		01/27/21	14,285,263
11,000,000	0.000		06/14/21	10,965,010
11,000,000	0.000		07/08/21	10,960,658
Siemens Captal Co. LLC(c)(d)
5,000,000	0.000		03/01/21	4,998,686
Skandinaviska Enskilda Banken AB(e)
(3M USD LIBOR + 0.170%)
20,000,000	0.441		10/16/20	20,004,885
(3M USD LIBOR + 0.170%)
11,000,000	0.441		10/21/20	11,002,992
Societe Generale SA(c)(d)
4,000,000	0.000		11/12/20	3,998,832
17,000,000	0.000		06/28/21	16,957,398
Standard Chartered Bank(e)
(1M USD LIBOR + 0.190%)
4,500,000	0.344		02/08/21	4,502,305
(3M USD LIBOR + 0.090%)
17,000,000	0.356		10/13/20	17,002,127
(3M USD LIBOR + 0.250%)
8,000,000	0.501		10/30/20	8,003,478
Starbird Funding Corp.(c)(d)
4,500,000	0.000		09/22/20	4,499,574
Starbucks Corp.(c)(d)
15,500,000	0.000		01/29/21	15,459,626
Sumitomo Mitsui Banking Corp.
13,750,000	0.000	(c)(d)	11/10/20	13,746,014
11,000,000	0.300		09/01/20	11,000,061
(3M USD LIBOR + 0.355%)
5,000,000	0.659	(e)	04/06/21	5,008,459
Sumitomo Mitsui Trust Holdings, Inc.(c)(d)
15,400,000	0.000		12/03/20	15,393,003
Suncor Energy, Inc.(c)(d)
10,100,000	0.000		10/27/20	10,096,674
2,000,000	0.000		11/02/20	1,999,251

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Svenska Handelsbanken(e) (3M USD LIBOR + 0.120%)
14,300,000	0.436		06/18/21	14,313,615
Svenska Handelsbanken AB
11,000,000	1.150		03/03/21	11,053,235
7,000,000	1.920		10/19/20	7,017,176
(3M USD LIBOR + 0.160%)
10,000,000	0.431	(e)	10/16/20	10,002,442
The Boeing Co.(c)(d)
12,750,000	0.000		11/04/20	12,723,227
The Coca-Cola Co.(c)(d)
5,000,000	0.000		01/21/21	4,998,828
The Toronto-Dominion Bank(d)(e) (3M USD LIBOR + 0.190%)
23,000,000	0.498		09/30/20	23,004,290
Thunder Bay Funding, Inc.(c)(d)
18,000,000	0.000		10/22/20	17,996,932
10,000,000	0.000		11/20/20	9,997,052
Toronto-Dominion Bank(e) (1M USD LIBOR + 0.090%)
6,000,000	0.244		09/08/20	6,000,139

				1,006,298,367

Commercial Paper – 23.5%
ABN AMRO Funding USA LLC(c)(d)
3,700,000	0.000		01/11/21	3,695,448
5,000,000	0.000		01/29/21	4,991,821
12,097,000	0.000		05/21/21	12,065,362
Albion Capital Corp.(c)(d)
18,000,000	0.000		11/20/20	17,994,290
Antalis SA(c)(d)
14,000,000	0.000		10/01/20	13,998,071
Banco Del Estado De Chile(c)(d)
5,755,000	0.000		12/22/20	5,745,300
Banco Santander SA(c)
23,000,000	0.000		10/20/20	22,996,263
BASF SE(c)(d)
3,000,000	0.000		09/14/20	2,999,791
3,250,000	0.000		09/24/20	3,249,517
Bat Capital Corp.(c)(d)
2,900,000	0.000		10/05/20	2,899,456
BPCE SA(c)(d)
8,000,000	0.000		09/03/20	7,999,947
17,674,000	0.000		01/15/21	17,661,221
Dexia Credit Local SA(c)(d)
12,550,000	0.000		09/14/20	12,549,561
Dupont De Nemours, Inc.(c)(d)
4,500,000	0.000		10/13/20	4,499,102
Enbridge (Us), Inc.(c)(d)
4,100,000	0.000		09/14/20	4,099,716
Entergy Corp.(c)(d)
7,500,000	0.000		09/14/20	7,499,230
9,500,000	0.000		11/02/20	9,494,963
6,012,000	0.000		11/30/20	6,006,985
Erste Abwicklungsanstalt(c)(d)
10,000,000	0.000		09/08/20	9,999,784
15,000,000	0.000		10/08/20	14,998,527
European Investment Bank(c)
10,000,000	0.000		09/02/20	9,999,961

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2020

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
Exxon Mobil Corp.(c)
$4,400,000	0.000%		01/29/21	$4,397,601
8,000,000	0.000		04/09/21	7,991,111
Federation des Caisses Desjardins du Quebec(d)(e) (3M USD LIBOR + 0.100%)
11,000,000	0.415		09/11/20	11,000,412
First Abu Dhabi Bank PJSC(c)(d)
17,000,000	0.000		11/13/20	16,995,318
FMS Wertmanagement(c)(d)
5,000,000	0.000		12/03/20	4,998,264
Glaxosmithkline Finance PLC(c)(d)
11,250,000	0.000		09/16/20	11,247,795
Gotham Funding Corp.(c)(d)
6,500,000	0.000		09/16/20	6,499,665
5,700,000	0.000		10/02/20	5,699,179
Henkel Corp.(c)(d)
7,000,000	0.000		04/27/21	6,987,731
10,750,000	0.000		07/02/21	10,722,586
Honeywell International, Inc.(c)(d)
1,500,000	0.000		05/10/21	1,497,249
14,000,000	0.000		05/20/21	13,972,286
3,000,000	0.000		06/08/21	2,993,326
HSBC Bank PLC(c)(d)
6,045,000	0.000		08/03/21	6,025,704
HSBC Bank USA NA(e) (3M USD LIBOR + 0.080%)
14,400,000	0.336		10/23/20	14,402,038
Industrial & Commercial Bank of China Ltd.(c)(d)
4,391,000	0.000		09/17/20	4,390,695
9,000,000	0.000		10/07/20	8,998,316
Intercontinental Exchange, Inc.(c)(d)
10,600,000	0.000		11/10/20	10,591,997
6,450,000	0.000		12/16/20	6,441,563
Ionic Capital II Trust(c)
5,156,000	0.000		10/08/20	5,154,297
Jupiter Securitization Co. LLC(c)(d)
1,900,000	0.000		10/01/20	1,899,738
Kells Funding LLC(c)(d)
5,000,000	0.000		09/21/20	4,999,609
KFW International Finance, Inc.(c)(d)
24,000,000	0.000		03/01/21	23,977,189
La Fayette Asset Securitization(c)(d)
12,295,000	0.000		10/22/20	12,292,034
Landesbank Baden-Wuerttemberg
12,180,000	0.000	(c)	01/11/21	12,169,380
6,300,000	0.190		10/07/20	6,300,032
Landesbank Hessen-Thuringen(c)(d)
6,000,000	0.000		02/04/21	5,995,369
Lloyds Bank Corporate Markets PLC(e) (3M USD LIBOR + 0.130%)
16,062,000	0.480		01/19/21	16,066,921
Lma Sa Lma Americas(c)(d)
20,500,000	0.000		10/02/20	20,498,889
LVMH Moet Hennessy Louis Vuitton, Inc.(c)(d)
10,000,000	0.000		02/26/21	9,988,116
19,500,000	0.000		07/01/21	19,453,399

Short-term Investments – (continued)
Commercial Paper – (continued)
Manhattan Asset Funding Co. LLC(c)(d)
18,146,000	0.000		09/10/20	18,145,466
Matchpoint Finance Plc(c)(d)
14,000,000	0.000		10/22/20	13,997,027
Metlife Short Term Funding(c)(d)
12,240,000	0.000		10/09/20	12,238,926
5,000,000	0.000		12/01/20	4,998,709
Mitsubishi Trust & Banking Corp.
10,000,000	0.300		09/17/20	10,000,977
7,000,000	0.440		01/26/21	7,006,637
Mizuho Bank Ltd.
1,000,000	0.000	(c)(d)	09/14/20	999,965
(1M USD LIBOR + 0.160%)
21,250,000	0.323	(e)	03/11/21	21,254,370
(1M USD LIBOR + 0.220%)
4,850,000	0.375	(e)	02/10/21	4,852,309
MUFG Bank Ltd.(f)
11,000,000	1.970		10/15/20	11,025,265
The Korea Development Bank(c)
19,000,000	0.000		03/11/21	18,988,245
The Walt Disney Co.(c)(d)
9,115,000	0.000		06/30/21	9,085,617
Toronto Dominion Bank(d)(e) (3M USD LIBOR + 0.120%)
10,250,000	0.428		06/17/21	10,254,861
Total Capital Canada Ltd.(c)(d)
15,000,000	0.000		11/05/20	14,996,260
TransCanada Pipelines Ltd.(c)(d)
5,000,000	0.000		09/10/20	4,999,768
8,000,000	0.000		09/24/20	7,999,008
UBS AG London(d)(e) (3M USD LIBOR + 0.170%)
15,000,000	0.445		07/14/21	15,002,592
VW Credit, Inc.(c)(d)
14,950,000	0.000		01/29/21	14,927,300
Westpac Banking Corp.(e)
(3M USD LIBOR + 0.050%)
3,000,000	0.301		08/03/21	3,000,000
(3M USD LIBOR + 0.130%)
15,000,000	3.261	(d)	10/30/20	15,003,864
Westpac Securities NZ Ltd.(c)(d)
5,000,000	0.000		03/31/21	4,999,445

				713,868,736

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,718,596,547)				$1,720,167,103

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $2,914,004,698)				$2,918,483,548

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
28,879,834	0.027%	$28,879,834
(Cost $28,879,834)

TOTAL INVESTMENTS – 97.3%
(Cost $2,942,884,532)		$2,947,363,382

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		82,021,282

NET ASSETS – 100.0%		$3,029,384,664

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated fund.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2020.

(f)	Rate shown is that which is in effect on August 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

Currency Abbreviations:
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
MXN	—Mexican Peso
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2020, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	55,966,439	MXN	1,265,500,000	09/17/20	$(1,745,724)

FUTURES CONTRACTS — At August 31, 2020, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro Stoxx 50 Index Dividend	9,940	12/17/21	$96,437,253	$(8,163,221)
2 Year U.S. Treasury Notes	913	12/31/20	201,723,070	105,439
5 Year U.S. Treasury Notes	541	12/31/20	68,182,906	84,795
10 Year U.S. Treasury Notes	945	12/21/20	131,591,250	264,033

Total				$(7,708,954)
Short position contracts:
S&P 500 E-Mini Index	(227)	09/18/20	(39,712,515)	(4,001,273)

TOTAL FUTURES CONTRACTS				$(11,710,227)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At August 31, 2020, the Portfolio had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid (Received) by the Portfolio(a)	Counterparty	Termination Date(b)	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*
JPGSVENK Index(c)	0.070%	J.P. Morgan Securities LLC	10/05/20		$93,465	$(5,166,882)
MSGSSUIT Index(c)	0.210	MS & Co. Int. PLC	10/05/20		130,905	6,995,892
SX7T Index	(0.100)	Barclays Bank PLC	10/02/20	EUR	23,170	72,922
SX7T Index	0.050	Barclays Bank PLC	10/02/20		158,679	10,365,904
SX7T Index	0.050	Citibank NA	10/02/20		6,557	(71,035)
SX7T Index	0.200	MS & Co. Int. PLC	10/02/20		11,114	405,186

TOTAL						$12,601,987

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.
(b)	The Portfolio pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(c)	The top 50 components are shown below.

A basket (JPGSVENK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Live Nation Entertainment Inc	Communication Services	(2,069)	$(117,541)	2.27%
L Brands Inc	Consumer Discretionary	(3,961)	(116,467)	2.25
Wynn Resorts Ltd	Consumer Discretionary	(1,322)	(115,619)	2.24
Advanced Micro Devices Inc	Information Technology	(1,243)	(112,932)	2.19
TransDigm Group Inc	Industrials	(222)	(110,682)	2.14
Walt Disney Co/The	Communication Services	(830)	(109,464)	2.12
Copart Inc	Industrials	(1,035)	(106,965)	2.07
ViacomCBS Inc	Communication Services	(3,757)	(104,640)	2.03
Boston Scientific Corp	Health Care	(2,540)	(104,187)	2.02
ANSYS Inc	Information Technology	(306)	(103,867)	2.01
Coca-Cola Co/The	Consumer Staples	(2,082)	(103,098)	2.00
Netflix Inc	Communication Services	(194)	(102,574)	1.99
Rollins Inc	Industrials	(1,824)	(100,594)	1.95
Archer-Daniels-Midland Co	Consumer Staples	(2,245)	(100,483)	1.94
Fiserv Inc	Information Technology	(961)	(95,659)	1.85
ONEOK Inc	Energy	(3,435)	(94,383)	1.83
Tiffany & Co	Consumer Discretionary	(770)	(94,295)	1.82
Diamondback Energy Inc	Energy	(2,414)	(94,046)	1.82
Coty Inc	Consumer Staples	(26,189)	(93,756)	1.81
Apache Corp	Utilities	(6,144)	(90,929)	1.76
Marathon Petroleum Corp	Energy	(2,504)	(88,793)	1.72
Occidental Petroleum Corp	Energy	(6,333)	(80,685)	1.56
Under Armour Inc	Consumer Discretionary	(8,241)	(72,930)	1.41
MGM Resorts International	Consumer Discretionary	(2,959)	(66,577)	1.29
salesforce.com Inc	Information Technology	(238)	(64,798)	1.25
Gap Inc/The	Consumer Discretionary	(3,683)	(64,056)	1.24
Delta Air Lines Inc	Industrials	(1,916)	(59,117)	1.14
Freeport-McMoRan Inc	Materials	(3,686)	(57,543)	1.11
Darden Restaurants Inc	Consumer Discretionary	(648)	(56,186)	1.09
Las Vegas Sands Corp	Consumer Discretionary	(1,098)	(55,655)	1.08
Chipotle Mexican Grill Inc	Consumer Discretionary	(42)	(55,179)	1.07
United Airlines Holdings Inc	Industrials	(1,515)	(54,548)	1.06
Starbucks Corp	Consumer Discretionary	(640)	(54,028)	1.05
Twitter Inc	Communication Services	(1,327)	(53,851)	1.04

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPGSVENK) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight
Amazon.com Inc	Consumer Discretionary	(16)	$(53,552)	1.04%
Edwards Lifesciences Corp	Health Care	(619)	(53,095)	1.03
CarMax Inc	Consumer Discretionary	(496)	(53,015)	1.03
ServiceNow Inc	Information Technology	(110)	(52,907)	1.02
Intuitive Surgical Inc	Health Care	(70)	(51,193)	0.99
TJX Cos Inc/The	Consumer Discretionary	(931)	(50,989)	0.99
Ross Stores Inc	Consumer Discretionary	(550)	(50,049)	0.97
PayPal Holdings Inc	Information Technology	(245)	(50,023)	0.97
Zoetis Inc	Health Care	(312)	(50,004)	0.97
Stryker Corp	Health Care	(252)	(49,911)	0.97
H&R Block Inc	Consumer Discretionary	(3,440)	(49,873)	0.97
Truist Financial Corp	Financials	(1,279)	(49,620)	0.96
West Pharmaceutical Services Inc	Health Care	(173)	(49,180)	0.95
Fidelity National Information Services I	Information Technology	(324)	(48,913)	0.95
Broadridge Financial Solutions Inc	Information Technology	(352)	(48,417)	0.94
Verisk Analytics Inc	Industrials	(258)	(48,215)	0.93

A basket (MSGSSUIT) of common stocks

Southwest Airlines Co	Industrials	8,980	337,465	4.82
Xerox Holdings Corp	Information Technology	17,713	334,067	4.78
Mohawk Industries Inc	Consumer Discretionary	3,569	329,559	4.71
Huntington Bancshares Inc/OH	Financials	30,608	288,023	4.12
Schlumberger NV	Energy	15,149	287,978	4.12
Capital One Financial Corp	Financials	2,232	154,047	2.20
Cboe Global Markets Inc	Financials	1,646	151,103	2.16
Citizens Financial Group Inc	Financials	5,838	151,035	2.16
Intel Corp	Information Technology	2,949	150,235	2.15
JPMorgan Chase & Co	Financials	1,472	147,481	2.11
General Electric Co	Industrials	23,152	146,786	2.10
Biogen Inc	Health Care	509	146,282	2.09
ConocoPhillips	Energy	3,853	146,008	2.09
Bank of America Corp	Financials	5,661	145,706	2.08
Bank of New York Mellon Corp/The	Financials	3,926	145,190	2.08
Cigna Corp	Health Care	818	145,034	2.07
Chevron Corp	Energy	1,692	142,011	2.03
Zions Bancorp NA	Financials	4,402	141,556	2.02
Wells Fargo & Co	Financials	5,848	141,224	2.02
AbbVie Inc	Health Care	1,474	141,210	2.02
Booking Holdings Inc	Consumer Discretionary	43	82,267	1.18
Alphabet Inc	Communication Services	48	78,761	1.13
Synchrony Financial	Financials	3,128	77,599	1.11
PNC Financial Services Group Inc/The	Financials	671	74,598	1.07
Discovery Inc	Communication Services	3,715	74,183	1.06
International Paper Co	Materials	2,034	73,756	1.05
National Oilwell Varco Inc	Energy	6,131	73,576	1.05
Aflac Inc	Financials	2,025	73,541	1.05
Citigroup Inc	Financials	1,410	72,092	1.03
Boston Properties Inc	Real Estate	824	71,581	1.02
M&T Bank Corp	Financials	684	70,608	1.01
FirstEnergy Corp	Utilities	2,468	70,552	1.01
EOG Resources Inc	Energy	1,533	69,484	0.99
Coty Inc	Consumer Staples	19,310	69,131	0.99
eBay Inc	Consumer Discretionary	1,260	69,017	0.99
Parker-Hannifin Corp	Industrials	293	60,430	0.86
Union Pacific Corp	Industrials	310	59,722	0.85
Honeywell International Inc	Industrials	360	59,554	0.85
CSX Corp	Industrials	758	57,943	0.83
Caterpillar Inc	Industrials	403	57,376	0.82
Dover Corp	Industrials	517	56,834	0.81

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2020

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (MSGSSUIT) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight
PPG Industries Inc	Materials	329	$39,659	0.57%
Halliburton Co	Energy	2,422	39,196	0.56
LKQ Corp	Consumer Discretionary	1,228	38,982	0.56
HP Inc	Information Technology	1,981	38,725	0.55
Alphabet Inc	Communication Services	24	38,683	0.55
Alexion Pharmaceuticals Inc	Health Care	336	38,345	0.55
Discover Financial Services	Financials	717	38,074	0.54
Equity Residential	Real Estate	673	37,970	0.54
Walmart Inc	Consumer Staples	273	37,954	0.54

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2020, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
1Y IRS	BofA Securities LLC	$1.050	07/28/2021	94,000,000	$94,000,000	$8,176,872	$4,743,368	$3,433,504
Written option contracts
Calls
1Y IRS	BofA Securities LLC	0.500	07/28/2021	(94,000,000)	(94,000,000)	(2,047,151)	(3,775,168)	1,728,017

TOTAL				—	$—	$6,129,721	$968,200	$5,161,521

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
SPX Index	MS & Co. Int. PLC	$2,845.920	12/20/2020	45,906	$45,906	$32,075,961	$7,044,418	$25,031,543
Puts
SPX Index	Citibank NA	3,257.920	11/20/2020	55,306	55,306	5,115,667	5,514,534	(398,867)
MSCI Index	MS & Co. Int. PLC	28.890	10/16/2020	1,548,741	1,548,741	838,039	777,003	61,036
MSCI Index	MS & Co. Int. PLC	28.520	10/16/2020	1,548,741	1,548,741	769,094	753,153	15,941

				3,152,788	$3,152,788	$6,722,800	$7,044,690	$(321,890)

Total purchased option contracts				3,198,694	$3,198,694	$38,798,761	$14,089,108	$24,709,653
Written option contracts
Calls
SPX Index	JPMorgan Securities, Inc.	2,845.920	12/20/2020	(45,906)	(45,906)	(32,075,961)	(11,059,435)	(21,016,526)
Puts
SPX Index	Citibank NA	2,914.980	11/20/2020	(55,306)	(55,306)	(2,401,928)	(2,465,658)	63,730

Total written option contracts				(101,212)	$(101,212)	$(34,477,889)	$(13,525,093)	$(20,952,796)

TOTAL				3,097,482	$3,097,482	$4,320,872	$564,015	$3,756,857

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call EUR/Put CHF	UBS AG (London)	$1.074	12/02/2020	83,530,000	$83,530,000	$1,261,158	$1,389,779	$(128,621)
Call USD/Put CNH	BofA Securities LLC	7.131	12/20/2020	186,000,000	186,000,000	1,022,628	2,808,600	(1,785,972)

Total purchased option contracts				269,530,000	$269,530,000	$2,283,786	$4,198,379	$(1,914,593)
Written option contracts
Calls
Put USD/Call MXN	Deutsche Bank AG (London)	22.678	11/20/2020	(37,480,000)	(37,480,000)	(1,681,877)	(1,785,659)	103,782

TOTAL				232,050,000	$232,050,000	$601,909	$2,412,720	$(1,810,811)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Assets and Liabilities(a)

August 31, 2020

Assets:

Investments of unaffiliated issuers, at value (cost $1,829,076,920)(b)	$1,830,325,701

Investments of affiliated issuers, at value (cost $1,084,927,778)	1,088,157,847

Investments in securities lending reinvestment vehicle — affiliated issuer, at value (Cost $28,879,834)	28,879,834

Purchased options, at value (premium paid $23,030,855)	49,259,419

Cash	54,570,417

Foreign currencies, at value (cost $822,236)	1,386,201

Unrealized gain on swap contracts	17,839,904

Receivables:

Collateral on certain derivative contracts(c)	92,564,969

Portfolio shares sold	7,772,047

Dividends and interest	728,265

Securities lending income	91,805

Reimbursement from investment adviser	9,999

Other assets	31,344

Total assets	3,171,617,752

Liabilities:

Unrealized loss on swap contracts	5,237,917

Unrealized loss on forward foreign currency exchange contracts	1,745,724

Variation margin on futures contracts	235,503

Variation margin on swaps contracts	11,368

Written option contracts, at value (premium received $19,085,920)	38,206,917

Payables:

Collateral on certain derivative contracts(d)	60,200,000

Payable upon return of securities loaned	28,879,834

Investments purchased	5,062,320

Management fees	1,704,311

Portfolio shares redeemed	491,599

Due to broker — upfront payment	137,536

Transfer Agency fees	76,893

Accrued expenses and other liabilities	243,166

Total liabilities	142,233,088

Net Assets:

Paid-in capital	3,217,630,880

Total distributable earnings (loss)	(188,246,216)
NET ASSETS	$3,029,384,664
Net Assets:
Institutional	$1,680,596
Class R6	736,643,479
Class P	2,291,060,589
Total Net Assets	$3,029,384,664
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	164,728
Class R6	74,331,437
Class P	231,188,421
Net asset value, offering and redemption price per share:
Institutional	$10.20
Class R6	9.91
Class P	9.91

(a)	Consolidated Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having market value of $28,022,371.
(c)	Includes amounts segregated for initial margin requirements and/or collateral on futures, swaps and forward foreign currency exchange contract transactions of $49,994,969, $38,220,000 and $4,350,000, respectively.
(d)	Includes amount segregated for initial margin requirements and/or collateral on swaps.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended August 31, 2020

Investment income:

Interest — unaffiliated issuers	$34,923,700

Dividends — affiliated issuers	11,376,719

Dividends — unaffiliated issuers (net of foreign withholding taxes of $96)	4,091,346

Securities lending income	365,033

Total investment income	50,756,798

Expenses:

Management fees	26,378,267

Transfer Agency fees(b)	1,022,624

Custody, accounting and administrative services	363,809

Professional fees	210,090

Registration fees	79,039

Printing and mailing costs	70,193

Trustee fees	24,444

Prime Broker Fees	18,671

Shareholder meeting expense	8,236

Other	47,329

Total expenses	28,222,702

Less — expense reductions	(3,653,892)

Net expenses	24,568,810

NET INVESTMENT INCOME	26,187,988

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(40,195,921)

Investment — affiliated issuers	(11,609,656)

Purchased options	15,612,103

Futures contracts	99,693,650

Written options	367,671

Swap contracts	(58,138,676)

Forward foreign currency exchange contracts	(26,566,162)

Foreign currency transactions	4,711,488

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(212,822)

Investments — affiliated issuers	6,690,571

Purchased options	28,792,279

Futures contracts	1,757,645

Written options	(19,120,997)

Swap contracts	21,180,538

Forward foreign currency exchange contracts	23,303,309

Foreign currency translation	171,258

Net realized and unrealized gain	46,436,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,624,266

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Class R6	Class P
$3,603	$220,596	$798,425

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2019
From operations:

Net investment income	$26,187,988	$83,805,921

Net realized gain (loss)	(16,125,503)	38,037,225

Net change in unrealized gain (loss)	62,561,781	(117,477,425)
Net increase in net assets resulting from operations	72,624,266	4,365,721

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(88,497)	—

Class R6 Shares	(8,832,644)	(9,121,338)

Class P Shares	(33,423,852)	(88,570,565)
Total distributions to shareholders	(42,344,993)	(97,691,903)

From share transactions:

Proceeds from sales of shares	519,364,648	1,046,933,235

Reinvestment of distributions	42,344,993	97,691,903

Cost of shares redeemed	(1,493,766,458)	(1,532,335,416)

Net decrease in net assets resulting from share transactions	(932,056,817)	(387,710,278)

TOTAL DECREASE	(901,777,544)	(481,036,460)

Net assets:

Beginning of year	3,931,162,208	4,412,198,668

End of year	$3,029,384,664	$3,931,162,208

(a)	Statement of Changes in Net Assets for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Institutional Shares
	Year Ended August 31,			Period November 1, 2016 – August 31, 2017*		Year Ended October 31,
	2020	2019	2018			2016	2015
Per Share Data

Net asset value, beginning of period	$9.94	$9.87	$9.73	$9.83		$10.40	$9.87

Net investment income(a)	0.11	0.22	0.12	0.09		0.11	0.18

Net realized and unrealized gain (loss)	0.26	(0.15)	0.11	(0.01)		(0.22)	0.46

Total from investment operations	0.37	0.07	0.23	0.08		(0.11)	0.64

Distributions to shareholders from net investment income	(0.11)	—	(0.09)	(0.18)		(0.46)	(0.11)

Net asset value, end of period	$10.20	$9.94	$9.87	$9.73		$9.83	$10.40

Total return(b)	3.72%	0.71%	2.39%	0.82%		(0.96)%	6.57%

Net assets, end of period (in 000s)	$1,681	$25,673	$23,583	$5,242,928		$5,214,846	$4,664,660

Ratio of net expenses to average net assets(c)	0.73%	0.74%	0.69%	0.62	%(d)	0.59%	0.52%

Ratio of total expenses to average net assets(c)	0.78%	0.79%	0.76%	0.75	%(d)	0.77%	0.79%

Ratio of net investment income to average net assets	1.08%	2.17%	1.20%	1.10	%(d)	1.15%	1.77%

Portfolio turnover rate(e)	70%	46%	41%	28%		48%	81%

*	The Portfolio changed its fiscal year end from October 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class R6 Shares
	Year Ended August 31,		Period November 1, 2016 – August 31 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.67	$9.87	$9.81

Net investment income(b)	0.07	0.26	0.11

Net realized and unrealized gain (loss)	0.28	(0.20)	(0.05)

Total from investment operations	0.35	0.06	0.06

Distributions to shareholders from net investment income	(0.11)	(0.26)	—

Net asset value, end of period	$9.91	$9.67	$9.87

Total return(c)	3.80%	0.58%	0.61%

Net assets, end of period (in 000s)	$736,643	$714,633	$343,370

Ratio of net expenses to average net assets(d)	0.72%	0.73%	0.69	%(e)

Ratio of total expenses to average net assets(d)	0.78%	0.78%	0.76	%(e)

Ratio of net investment income to average net assets	0.73%	2.65%	1.77	%(e)

Portfolio turnover rate(f)	70%	46%	41%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class P Shares
	Year Ended August 31,		Period November 1, 2016 – August 31, 2018(a)
	2020	2019
Per Share Data

Net asset value, beginning of period	$9.66	$9.87	$9.76

Net investment income(b)	0.08	0.20	0.14

Net realized and unrealized gain (loss)	0.28	(0.15)	(0.03)

Total from investment operations	0.36	0.05	0.11

Distributions to shareholders from net investment income	(0.11)	(0.26)	—

Net asset value, end of period	$9.91	$9.66	$9.87

Total return(c)	3.79%	0.59%	1.13%

Net assets, end of period (in 000s)	$2,291,061	$3,190,855	$4,045,246

Ratio of net expenses to average net assets(d)	0.72%	0.72%	0.71	%(e)

Ratio of total expenses to average net assets(d)	0.78%	0.78%	0.77	%(e)

Ratio of net investment income to average net assets	0.78%	2.07%	3.80	%(e)

Portfolio turnover rate(f)	70%	46%	41%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Notes to Financial Statements

August 31, 2020

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is a diversified portfolio and currently offers three classes of shares — Institutional, Class R6 and Class P Shares. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity — TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of August 31, 2020, the Portfolio’s net assets were $3,029,384,664, of which, $495,941,581, or 16.4%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolio may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Portfolio records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the

26

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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Consolidated Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to

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Consolidated Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Portfolio sells protection through a credit default swap, the Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Portfolio bought credit protection.

A total return swap is an agreement that gives the Portfolio the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2020:

TACTICAL TILT OVERLAY

Investment Type	Level 1	Level 2	Level 3

Assets

Exchange Traded Funds	$110,158,598	$—	$—

Investment Companies	1,088,157,847	—	—

Short-term Investments	—	1,720,167,103	—

Securities Lending Reinvestment Vehicle	28,879,834	—	—

Total	$1,227,196,279	$1,720,167,103	$—

Assets

Futures Contracts(a)	$454,267	$—	$—

Total Return Swap Contracts(a)	—	17,839,904	—

Purchased Options	—	49,259,419	—

Total	$454,267	$67,099,323	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,745,724)	$—

Futures Contracts(a)	(12,164,494)	—	—

Total Return Swap Contracts(a)	—	(5,237,917)	—

Written option contracts	—	(38,206,917)	—

Total	$(12,164,494)	$(45,190,558)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2020. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$8,631,139	(a)	Written options, at value	$(2,047,151)
Currency	Purchased options, at value	2,283,786		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(3,427,601)

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Consolidated Notes to Financial Statements (continued)

August 31, 2020

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Consolidated Statement of Assets and Liabilities	Assets	Consolidated Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Purchased options, at value	$56,638,665	Variation margin on futures contracts; Payable for unrealized gain on swap contracts; Written options, at value	$(51,880,300)	(a)
Total		$67,553,590		$(57,355,052)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2020. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$33,009,769	$4,241,738	7,057
Credit	Net realized gain (loss) from swap contracts	2,863,483	—	1
Commodity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	98,492,787	2,879,027	5,430
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options and written options /Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options and written options	(28,167,866)	21,492,498	20
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written options/Net change in unrealized gain (loss) on swap contracts, futures contracts, purchased options and written options	(75,229,587)	27,299,511	11,161
Total		$30,968,586	$55,912,774	23,669

(a)	Average number of contracts is based on the average of month end balances for the period August 31, 2020.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio

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4. INVESTMENTS IN DERIVATIVES (continued)

and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2020:

	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$—	$10,438,826	$—	$10,438,826	$—	$—	$—	$—	$10,438,826	$(10,438,826)	$—
BofA Securities LLC	9,199,500	—	—	9,199,500	—	—	(2,047,151)	(2,047,151)	7,152,349	(1,700,000)	5,452,349
Citibank NA	5,115,667	—	—	5,115,667	(71,035)	—	(2,401,928)	(2,472,963)	2,642,704	(2,560,000)	82,704
Deutsche Bank AG (London)	—	—	—	—	—	—	(1,681,877)	(1,681,877)	(1,681,877)	—	(1,681,877)
J.P. Morgan Securities LLC	—	—	—	—	(5,166,882)	—	(32,075,961)	(37,242,843)	(37,242,843)	37,242,843	—
MS & Co. Int. PLC	33,683,094	7,401,078	—	41,084,172	—	(1,745,724)	—	(1,745,724)	39,338,448	(38,020,000)	1,318,448
UBS AG (London)	1,261,158	—	—	1,261,158	—	—	—	—	1,261,158	—	1,261,158

Total	$49,259,419	$17,839,904	$—	$67,099,323	$(5,237,917)	$(1,745,724)	$(38,206,917)	$(45,190,558)	$21,908,765	$(15,475,983)	$6,432,782

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the fiscal year ended August 31, 2020, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate				Effective Management Fee Rate	Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion
0.75%	0.68%	0.64%	0.62%	0.72%	0.67%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least December 27, 2020. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

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Consolidated Notes to Financial Statements (continued)

August 31, 2020

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and Class R6 Shares of each of the Goldman Sachs Energy Infrastructure Fund and the Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Portfolio invests, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2020, GSAM waived $1,548,963 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended August 31, 2020, GSAM waived $2,021,402 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares and 0.03% of the average daily net assets of Class R6 Shares and Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.164%. This Other Expense limitation will remain in place through at least December 27, 2020 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under the Portfolio’s Transfer Agency Agreement, and this waiver is in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended August 31, 2020, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$3,570,365	$83,527	$3,653,892

D.  Line of Credit Facility — As of August 31, 2020, the Portfolio participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2020, the Portfolio did not have any borrowings under the facility. Prior to April 28, 2020, the facility was $580,000,000.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2020 , Goldman Sachs earned $246,996, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2020:

Affiliated Investment Companies	Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of August 31, 2020	Shares as of August 31, 2020	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,258,123,123	$2,938,650,920	$(3,211,900,476)	$—	$—	$984,873,567	984,873,567	$10,041,499
Goldman Sachs Energy Infrastructure Fund — Class R6	—	39,596,303	—	—	13,775,842	53,372,145	7,768,871	996,303
Goldman Sachs MLP Energy Infrastructure Fund — Class R6	55,838,146	50,038,916	(37,270,000)	(11,609,656)	(7,085,271)	49,912,135	3,026,812	338,917

Total	$1,313,961,269	$3,028,286,139	$(3,249,170,476)	$(11,609,656)	$6,690,571	$1,088,157,847	995,669,250	$11,376,719

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2020, were $238,466,724 and $139,208,944, respectively.

7. SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Consolidated Notes to Financial Statements (continued)

August 31, 2020

7. SECURITIES LENDING (continued)

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2020, which are disclosed as “Payable upon return of securities loaned” on the Consolidated Statement of Assets and Liabilities, where applicable.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended August 31, 2020, are reported under Investment Income on the Consolidated Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended August 31, 2020.

Beginning Value as of August 31, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2020
$55,429,365	$798,549,482	$(825,099,013)	$28,879,834

8. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2020, in the amount of $42,344,993, was from ordinary income.

The tax character of distributions paid during the period ended August 31, 2019, in the amount of $ 97,691,903, was from ordinary income.

As of August 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$166,563,680
Total undistributed earnings	$166,563,680
Capital loss carryforwards:(1)
Perpetual Short-Term	(186,156,489)
Total capital loss carryforwards	$(186,156,489)
Timing differences (Post October Capital Loss Deferral)	$(177,517,865)
Unrealized gains (losses) — net	8,864,458
Total accumulated earnings (losses) net	$(188,246,216)
(1)	The Portfolio utilized $24,069,509 of capital losses in the current fiscal year.

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8. TAX INFORMATION (continued)

As of August 31, 2020, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$2,968,305,259
Gross unrealized gain	57,230,273
Gross unrealized loss	(48,365,815)
Net unrealized gains (loss) on investments	$8,864,458

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions.

The Portfolio reclassed $796,405 from distributable earnings to paid in capital for the year ending August 31, 2020. In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from differences in the tax treatment of eliminating entries related to cayman subsidiary and redemptions utilized as distributions.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by the Portfolio, or a bank or other financial institution that has entered into a repurchase agreement with the Portfolio, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Portfolio’s liquidity and cause significant deterioration in NAV.

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Portfolio’s investments in dividend-paying securities could cause the Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Portfolio to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of

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Consolidated Notes to Financial Statements (continued)

August 31, 2020

9. OTHER RISKS (continued)

such an obligation, which could harm or benefit the Portfolio, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Portfolio from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Portfolio may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Portfolio investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Portfolio’s investments resulting from a substitute reference rate may also adversely affect the Portfolio’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Portfolio focuses its investments in securities of issuers located in a particular country or geographic region, the Portfolio may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is

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9. OTHER RISKS (continued)

subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio or Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio or Underlying Funds will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or Underlying Funds may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio or Underlying Funds are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Funds’ NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Portfolio’s or Underlying Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s or Underlying Funds’ liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Portfolio and its investments. Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Sector Risk — To the extent the Portfolio focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Portfolio may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are

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Consolidated Notes to Financial Statements (continued)

August 31, 2020

9. OTHER RISKS (continued)

“qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Portfolio’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Portfolio has limited its investments in commodity index-linked structured notes. The Portfolio has obtained an opinion of counsel that the Portfolio’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

Short Position Risk — The Portfolio may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Portfolio may purchase for investment. Taking short positions involves leverage of the Portfolio’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Portfolio has taken a short position increases, then the Portfolio will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Portfolio uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Portfolio to the markets and therefore could magnify changes to the Portfolio’s NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

The Portfolio has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Portfolio applied the amendments on a modified retrospective basis beginning with the fiscal period ended August 31, 2020. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Portfolio.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are

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11. OTHER MATTERS (continued)

met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

12. SUBSEQUENT EVENTS

Effective after close of business on October 15th, 2020 Cayman Commodity TTIF, Ltd was converted to and renamed Cayman Commodity TTIF, LLC.

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended August 31, 2020		For the Fiscal Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	77,802	$781,025	2,069,654	$20,766,813
Reinvestment of distributions	8,903	88,497	—	—
Shares redeemed	(2,504,302)	(24,669,565)	(1,875,747)	(18,886,068)
	(2,417,597)	(23,800,043)	193,907	1,880,745
Class R6 Shares
Shares sold	13,977,972	136,094,944	45,782,474	448,415,777
Reinvestment of distributions	915,300	8,832,644	983,963	9,121,338
Shares redeemed	(14,500,809)	(135,252,936)	(7,630,842)	(72,535,830)
	392,463	9,674,652	39,135,595	385,001,285
Class P Shares
Shares sold	39,399,977	382,488,679	59,356,126	577,750,645
Reinvestment of distributions	3,463,612	33,423,852	9,554,538	88,570,565
Shares redeemed	(141,859,318)	(1,333,843,957)	(148,757,427)	(1,440,913,518)
	(98,995,729)	(917,931,426)	(79,846,763)	(774,592,308)

NET DECREASE	(101,020,863)	$(932,056,817)	(40,517,261)	$(387,710,278)

41

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Tactical Tilt Overlay Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Tactical Tilt Overlay Fund (one of the portfolios constituting Goldman Sachs Trust, referred to hereafter as the “Portfolio”) as of August 31, 2020, the related consolidated statement of operations for the year ended August 31, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on January 23, 2020 to consider and act upon the proposals below. The Portfolio will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Portfolio to the extent such expenses exceed a specified percentage of the Portfolio’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	94,278,961,728.065	0	349,026,343.365	0

Kathryn A. Cassidy	94,310,850,789.164	0	317,137,282.266	0

Joaquin Delgado	94,282,646,444.727	0	345,341,626.703	0

Gregory G. Weaver	94,306,589,873.348	0	321,398,198.082	0

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Portfolio Expenses — Six Month Period Ended August 31, 2020 (Unaudited)

As a shareholder of Institutional, Class R6 and Class P Shares of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional, Class R6 and Class P Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

Share Class	Beginning Account Value 3/1/20	Ending Account Value 8/31/20		Expenses Paid for the 6 months ended 8/31/20*
Institutional
Actual	$1,000.00	$1,048.30		$3.96
Hypothetical 5% return	1,000.00	1,021.27	+	3.91
Class R6
Actual	1,000.00	1,048.70		3.71
Hypothetical 5% return	1,000.00	1,021.52	+	3.66
Class P
Actual	1,000.00	1,048.70		3.71
Hypothetical 5% return	1,000.00	1,021.52	+	3.66

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2020. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows: 0.77% for Institutional Shares, 0.72% for Class R6 Shares and 0.72% for Class P Shares.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2021 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2020 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Portfolio and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules for the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Portfolio and the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolio and the Underlying Funds and their service providers operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of each Underlying Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2019, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2020. The information on each Underlying Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Underlying Fund had been in existence for those periods. The Trustees also reviewed the Portfolio’s and each Underlying Fund’s investment performance relative to its performance benchmark. They observed that the Portfolio had underperformed its LIBOR-based benchmark index by 8.60%, 3.21%, and 2.06%, respectively, for the one-, three-, and five-year periods ended March 31, 2020. They also noted that the Portfolio had experienced certain portfolio management changes in 2019. As part of this review, the Trustees considered the investment performance trends of the Portfolio and the Underlying Funds over time, and reviewed the investment performance of the Portfolio and each Underlying Fund in light of its investment objective and policies and market conditions. With respect to certain Underlying Funds, the Trustees also received information comparing the Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio and Underlying Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolio’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations of the Portfolio and the Underlying Funds. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Portfolio’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of the Investment Adviser’s expense allocation methodology. Profitability data for the Portfolio was provided for 2019 and 2018, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Portfolio at the following annual percentage rates of the average daily net assets of the Portfolio:

First $2 billion	0.75%

Next $3 billion	0.68

Next $3 billion	0.64

Over $8 billion	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Portfolio; the Portfolio’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. They also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolio were not duplicative of the management fees paid at the Underlying Fund level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Portfolio, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Portfolio and/or the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which the Portfolio’s and/or the Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and the Underlying Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolio and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio and/or the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

hire and retain qualified personnel to provide services to the Portfolio and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) certain Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Portfolio’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2021.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 71	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 63	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 66	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 60	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

James A. McNamara Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				168	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2020.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2020, Goldman Sachs Trust consisted of 90 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 42 portfolios (23 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2020.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Tactical Tilt Overlay Fund — Tax Information (Unaudited)

For the year ended August 31, 2020, 2.92% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2020, 2.60% of the dividends paid from net investment company taxable income by the Goldman Sachs Tactical Tilt Overlay Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

52

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.88 trillion in assets under supervision as of June 30, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund
∎	Defensive Equity Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund[6]
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[7]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date Retirement Portfolio[8]
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close of business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business of November 20, 2019, the Goldman Sachs Asia Equity Fund was renamed the Goldman Sachs China Equity Fund.
[7]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
[8]	Effective December 27, 2019, the Goldman Sachs Target Date 2020 Portfolio was renamed the Goldman Sachs Target Date Retirement Portfolio.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of August 31, 2020 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2020 Goldman Sachs. All rights reserved. 218129-OTU-10/2020-1283096 TACTAR 20

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2020	2019	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,807,235	$4,421,760	Financial Statement audits.

Audit-Related Fees:

• PwC	$247,647	$216,184	Other attest services.

Tax Fees:

• PwC	$290,614	$1,177,014	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2020	2019	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,000,617	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2020 and August 31, 2019 were approximately $538,261 and $1,393,197 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2019 and December 31, 2018 were approximately $14.7 million and $12.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2019 and 2018 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on May 5, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 2, 2020

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	November 2, 2020